UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22903

J.P. Morgan Exchange-Traded Fund Trust

(Exact name of registrant as specified in charter)

277 Park Avenue

New York, NY 10172

(Address of principal executive offices) (Zip code)

Gregory S. Samuels

J.P. Morgan Investment Management Inc.

277 Park Avenue

New York, NY 10172

(Name and Address of Agent for Service)

With copies to:

Elizabeth A. Davin, Esq.	Jon S. Rand, Esq.
JPMorgan Chase & Co.	Dechert LLP
1111 Polaris Parkway	1095 Avenue of the Americas
Columbus, OH 43240	New York, NY 10036

Registrant’s telephone number, including area code: 1-844-457-6383

Date of fiscal year end: October 31

Date of reporting period: November 1, 2018 through October 31, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Annual Report

J.P. Morgan Exchange-Traded Funds

October 31, 2019

JPMorgan BetaBuilders Canada ETF

JPMorgan BetaBuilders Developed Asia ex-Japan ETF

JPMorgan BetaBuilders Europe ETF

JPMorgan BetaBuilders Japan ETF

JPMorgan BetaBuilders U.S. Equity ETF

JPMorgan Diversified Return Emerging Markets Equity ETF

JPMorgan Diversified Return Europe Equity ETF

JPMorgan Diversified Return Global Equity ETF

JPMorgan Diversified Return International Equity ETF

JPMorgan Diversified Return U.S. Equity ETF

JPMorgan Diversified Return U.S. Mid Cap Equity ETF

JPMorgan Diversified Return U.S. Small Cap Equity ETF

JPMorgan U.S. Dividend ETF

JPMorgan U.S. Minimum Volatility ETF

JPMorgan U.S. Momentum Factor ETF

JPMorgan U.S. Quality Factor ETF

JPMorgan U.S. Value Factor ETF

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website www.jpmorganfunds.com and you will be notified by mail each time a report is posted and provided with a website to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.

You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary (such as a broker dealer, bank, or retirement plan).

Alternatively, you may elect to receive paper copies of all future reports free of charge by contacting your financial intermediary. Your election to receive paper reports will apply to all funds held within your account(s).

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Exchange-Traded Funds at (844) 457-6383 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

Shares are bought and sold throughout the day on an exchange at market price (not at net asset value) through a brokerage account, and are not individually subscribed and redeemed from a Fund. Shares may only be subscribed and redeemed directly from a Fund by Authorized Participants, in very large creation/redemption units. Brokerage commissions will reduce returns.

PRESIDENT’S LETTER

DECEMBER 17, 2019 (Unaudited)

Dear Shareholder,

JPMorgan Exchange-Traded Funds has continued to grow in 2019. Our assets under management have surpassed $30 billion1 and in September we became one of the top five providers in ETF flows.2 Our expanding suite of liquid and transparent solutions provides well-diversified, well-priced portfolios that may help each investor to achieve their goals.

“It is our belief that diversification across regions and asset classes is a key element of building robust portfolio.” —Joanna M. Gallegos

For the twelve months ended October 31, 2109, financial markets largely provided positive returns despite slowing global economic growth, U.S.-China trade tensions and geo-political uncertainties. Corporate profits remained buoyant, particularly in the U.S., and leading central banks maintained accommodative policies, which further supported financial markets. In July, the U.S. Federal Reserve responded to slowing economic growth by cutting interest rates for the first time in more than a decade and then followed with two more rate cuts by the end of the twelve month reporting period. Meanwhile, the European Central Bank resumed its monthly purchases of assets in an attempt to bolster flagging economic growth and inflation, which was below the bank’s target levels. China also moved to ease lending as the toll of reciprocal trade tariffs with the U.S. appeared to become a drag on exports. For the twelve months ended October 31, 2019, the MSCI World Index returned 12.69% (net of foreign withholding taxes, while the S&P 500 returned 14.33% and the Bloomberg Barclays U.S. Aggregate Index returned 11.51%.

It is our belief that diversification across regions and asset classes is a key element of building robust portfolio. For investors looking to diversify geographically, our BetaBuilders and Diversified Return ETFs can provide efficient and transparent exposures to regions and countries that continue to benefit from global economic growth. For investors looking to diversify geographically, developed economies outside the U.S. may provide attractive yields and diversification benefits. Our JPMorgan BetaBuilders Developed Asia ex-Japan ETF (BBAX), for example, returned 16.18% for twelve months ended October 31, 2019.

We are proud to bring a range of investment solutions to help you navigate a changing market landscape. We are committed to building solutions that address your needs and help you build stronger portfolios. Thank you for your belief in our Firm and our process.

Sincerely,

Joanna M. Gallegos

President, J.P. Morgan Exchange-Traded Funds

J.P Morgan Asset Management

1-844-4JPM-ETF or jpmorgan.com/etfs for more information

1	J.P. Morgan Asset Management, December 16, 2019.
2	Bloomberg L.P., September 30, 2019.

OCTOBER 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	1

J.P. Morgan Exchange-Traded Funds

MARKET OVERVIEW

TWELVE MONTHS ENDED OCTOBER 31, 2019 (Unaudited)

Global equity markets generally provided positive returns for the reporting period amid slowing but continued growth in both the global economy and corporate profits. Investor optimism over U.S.-China trade negotiations and an extension of the deadline for Britain’s exit from the European Union (“Brexit”) also bolstered investor sentiment. Bond markets also provided positive returns for the period but generally underperformed equity markets. Emerging markets debt and U.S. investment grade bonds largely outperformed U.S. Treasury bonds.

In the final months of 2018, global equity markets generally slumped as investors faced both slowing global economic growth — particularly in China and Europe — and the prospect of rising U.S. interest rates. Equity prices largely rebounded in the first months of 2019, and markets remained buoyant through April 2019. Global equity markets were hit with a selloff in May 2019 and leading indexes in the U.S. and Asian developed markets, as well as in emerging markets, dropped by more than 6%. Equity prices rebounded again in June and received further support at the end of July 2019, when the U.S. Federal Reserve (the “Fed”) responded to slowing economic growth by raising interest rates for the first time in more than a decade.

Investor concerns about increased U.S.-China trade tensions and uncertainty over the U.K.’s Brexit strategy led to increased market volatility in the final months of the reporting period. However, the Fed cut interest rates again in mid-September 2019 and, by the end of October 2019, leading U.S. equity indexes had returned to record highs.

For the twelve months ended October 31, 2019, the S&P 500 returned 14.33%, the MSCI EAFE Index returned 11.63% and the MSCI Emerging Markets Index returned 12.29%.

2	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2019

JPMorgan BetaBuilders Canada ETF

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2019 (Unaudited)

REPORTING PERIOD RETURN:
JPMorgan BetaBuilders Canada ETF
Net Asset Value*	13.08%
Market Price**	12.97%
Morningstar® Canada Target Market Exposure Indexsm	12.72%

Net Assets as of 10/31/2019	$3,800,754,020

INVESTMENT OBJECTIVE***

The JPMorgan BetaBuilders Canada ETF (the “Fund”) seeks investment results that closely correspond, before fees and expenses, to the performance of the Morningstar® Canada Target Market Exposure Indexsm (the “Underlying Index”).

INVESTMENT APPROACH

The Underlying Index is a free-float adjusted market-capitalization weighted index consisting of stocks traded primarily on the Toronto Stock Exchange. Using a “passive” investment approach, the Fund attempts to replicate the Underlying Index as closely as possible, before considering fees and expenses, and invests in substantially all of the securities in the Underlying Index in approximately the same proportions as the Underlying Index.

HOW DID THE FUND PERFORM?

For the twelve months ended October 31, 2019, the Fund performed in line with the Underlying Index, before considering the effects of operating expenses, fees and tax management of the Fund’s portfolio.

The Fund’s and the Underlying Index’s allocations to the financials and information technology sectors were leading contributors to absolute performance, while their allocations to the health care sector was the sole sector detractor from absolute performance.

HOW WAS THE FUND POSITIONED?

During the reporting period, the Fund’s and the Underlying Index’s largest allocations were in the financials and energy sectors and their smallest allocations were in the real estate and health care sectors.

OCTOBER 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	3

JPMorgan BetaBuilders Canada ETF

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2019 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO****
1.	Royal Bank of Canada	7.4%
2.	Toronto-Dominion Bank (The)	6.6
3.	Enbridge, Inc.	4.7
4.	Bank of Nova Scotia (The)	4.5
5.	Canadian National Railway Co.	4.1
6.	Brookfield Asset Management, Inc., Class A	3.2
7.	Bank of Montreal	3.0
8.	TC Energy Corp.	3.0
9.	Suncor Energy, Inc.	2.9
10.	Canadian Imperial Bank of Commerce	2.4

PORTFOLIO COMPOSITION BY SECTOR****
Financials	36.5%
Energy	16.8
Industrials	10.5
Materials	9.3
Information Technology	5.3
Consumer Staples	4.0
Consumer Discretionary	3.9
Communication Services	3.3
Utilities	3.2
Health Care	1.0
Real Estate	0.5
Short-Term Investments	5.7

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $24.89 as of October 31, 2019.
**	Market price return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return is the midpoint of the bid/ask spread at the close of business on the Cboe BZX Exchange, Inc. The midpoint price was $24.90 as of October 31, 2019.
***	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
****	Percentages indicated are based on total investments as of October 31, 2019. The Fund’s portfolio composition is subject to change.

4	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2019

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2019 (Unaudited)
	INCEPTION DATE	1 YEAR	SINCE INCEPTION
JPMorgan BetaBuilders Canada ETF
Net Asset Value	August 7, 2018	13.08%	3.10%
Market Price		12.97%	3.13%

LIFE OF FUND PERFORMANCE (8/7/18 TO 10/31/19)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-844-457-6383.

Fund commenced operations on August 7, 2018.

The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan BetaBuilders Canada ETF and Morningstar® Canada Target Market Exposure IndexSM from August 7, 2018 to October 31, 2019. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the Morningstar® Canada Target Market Exposure IndexSM does not reflect the deduction of expenses associated with an exchange-traded fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable. The Morningstar® Canada Target Market Exposure IndexSM is a free float adjusted market capitalization weighted index which consists of stocks traded primarily on the Toronto Stock Exchange. Investors cannot invest directly in an index.

Fund performance reflects the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or redemption or sale of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the United States can raise or lower returns. Also, some foreign markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	5

JPMorgan BetaBuilders Developed Asia ex-Japan ETF

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2019 (Unaudited)

REPORTING PERIOD RETURN:
JPMorgan BetaBuilders Developed Asia ex-Japan ETF
Net Asset Value*	16.18%
Market Price**	15.94%
Morningstar® Developed Asia Pacific ex-Japan Target Market Exposure Indexsm	16.77%

Net Assets as of 10/31/2019	$1,442,853,830

INVESTMENT OBJECTIVE***

The JPMorgan BetaBuilders Developed Asia ex-Japan ETF (the “Fund”) seeks investment results that closely correspond, before fees and expenses, to the performance of the Morningstar® Developed Asia Pacific ex-Japan Target Market Exposure Indexsm (the “Underlying Index”).

INVESTMENT APPROACH

The Underlying Index is a free-float adjusted market-cap weighted index consisting of stocks from developed Asia Pacific countries other than Japan, including: Australia, Hong Kong, New Zealand and Singapore. Using a “passive” investment approach, the Fund attempts to replicate the Underlying Index as closely as possible, before considering fees and expenses, and invests in substantially all of the securities in the Underlying Index in approximately the same proportions as the Underlying Index.

HOW DID THE FUND PERFORM?

For the twelve months ended October 31, 2019, the Fund performed in line with the Underlying Index, before considering the effects of operating expenses, fees and tax management of the Fund’s portfolio.

The Fund’s and the Underlying Index’s exposures to the financials and real estate sectors were leading contributors to absolute performance, while their exposures to the information technology and energy sectors were the smallest sector contributors to absolute performance. By country, the Fund’s and the Underlying Index’s exposures to Australia and Hong Kong were leading contributors to absolute performance, while their exposures to New Zealand and Singapore were the smallest contributors to absolute performance.

HOW WAS THE FUND POSITIONED?

During the reporting period, the Fund’s and the Underlying Index’s largest allocations were in the financials and real estate sectors and their smallest allocations were in the information technology and energy sectors. The Fund and the Underlying Index were mainly invested in four equity markets during the reporting period, with the largest allocations to Australia, followed by Hong Kong, Singapore and New Zealand.

6	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2019

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO****
1.	AIA Group Ltd. (Hong Kong)	6.9%
2.	Commonwealth Bank of Australia (Australia)	5.5
3.	CSL Ltd. (Australia)	4.6
4.	BHP Group Ltd. (Australia)	4.2
5.	Westpac Banking Corp. (Australia)	3.8
6.	National Australia Bank Ltd. (Australia)	3.3
7.	Australia & New Zealand Banking Group Ltd. (Australia)	3.1
8.	Hong Kong Exchanges & Clearing Ltd. (Hong Kong)	2.1
9.	DBS Group Holdings Ltd. (Singapore)	2.0
10.	Woolworths Group Ltd. (Australia)	2.0

PORTFOLIO COMPOSITION BY COUNTRY****
Australia	57.0%
Hong Kong	24.7
Singapore	11.8
New Zealand	2.3
Macau	2.1
United Kingdom	1.4
Others (each less than 1.0%)	0.7

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $25.31 as of October 31, 2019.
**	Market price return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return is the midpoint of the bid/ask spread at the close of business on the Cboe BZX Exchange, Inc. The midpoint price was $25.27 as of October 31, 2019.
***	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
****	Percentages indicated are based on total investments as of October 31, 2019. The Fund’s portfolio composition is subject to change.

OCTOBER 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	7

JPMorgan BetaBuilders Developed Asia ex-Japan ETF

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2019 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2019 (Unaudited)
	INCEPTION DATE	1 YEAR	SINCE INCEPTION
JPMorgan BetaBuilders Developed Asia ex-Japan ETF
Net Asset Value	August 7, 2018	16.18%	3.71%
Market Price		15.94%	3.57%

LIFE OF FUND PERFORMANCE (8/7/18 TO 10/31/19)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-844-457-6383.

Fund commenced operations on August 7, 2018.

The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan BetaBuilders Developed Asia ex-Japan ETF and Morningstar® Developed Asia Pacific ex-Japan Target Market Exposure IndexSM from August 7, 2018 to October 31, 2019. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the Morningstar® Developed Asia Pacific ex-Japan Target Market Exposure IndexSM does not reflect the deduction of expenses associated with an exchange-traded fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable. The Morningstar® Developed Asia Pacific ex-Japan Target Market Exposure IndexSM is a free float adjusted market capitalization-weighted index that consists of equity securities from developed Asia-Pacific countries or regions other than Japan, including Australia, Hong Kong, New Zealand, and Singapore. Investors cannot invest directly in an index.

Fund performance reflects the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or redemption or sale of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the United States can raise or lower returns. Also, some over- seas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2019

JPMorgan BetaBuilders Europe ETF

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2019 (Unaudited)

REPORTING PERIOD RETURN:
JPMorgan BetaBuilders Europe ETF
Net Asset Value*	11.43%
Market Price**	11.32%
Morningstar® Developed Europe Target Market Exposure Indexsm	10.93%

Net Assets as of 10/31/2019	$3,853,145,624

INVESTMENT OBJECTIVE***

The JPMorgan BetaBuilders Europe ETF (the “Fund”) seeks investment results that closely correspond, before fees and expenses, to the performance of the Morningstar® Developed Europe Target Market Exposure Indexsm (the “Underlying Index”).

INVESTMENT APPROACH

The Underlying Index is a free-float adjusted market-cap weighted index consisting of stocks traded on the primary exchanges in developed countries or regions across Europe. Using a “passive” investment approach, the Fund attempts to replicate the Underlying Index as closely as possible, before considering fees and expenses, and invests in substantially all of the securities in the Underlying Index in approximately the same proportions as the Underlying Index.

HOW DID THE FUND PERFORM?

For the twelve months ended October 31, 2019, the Fund performed in line with the Underlying Index, before considering the effects of operating expenses, fees and tax management of the Fund’s portfolio.

The Fund’s and the Underlying Index’s exposures to the industrials and health care sectors were the leading contributors to absolute performance, while their exposure to the energy sector was the sole sector detractor from absolute performance during the reporting period.

By country, the Fund’s and the Underlying Index’s exposures to Switzerland and France were leading contributors to absolute performance, while their exposures to Norway and Austria were the largest detractors from absolute performance.

HOW WAS THE FUND POSITIONED?

During the reporting period, the Fund’s and the Underlying Index’s largest allocations were in the financials and consumer staples sectors and their smallest allocations were in the real estate and utilities sectors. The Fund’s and the Underlying Index’s largest country allocations were in the U.K. and France and their smallest country allocations were in Portugal and Austria.

OCTOBER 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	9

JPMorgan BetaBuilders Europe ETF

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2019 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO****
1.	Nestle SA (Registered) (Switzerland)	3.4%
2.	Novartis AG (Registered) (Switzerland)	2.4
3.	Roche Holding AG (Switzerland)	2.3
4.	HSBC Holdings plc (United Kingdom)	1.6
5.	SAP SE (Germany)	1.5
6.	TOTAL SA (France)	1.4
7.	BP plc (United Kingdom)	1.4
8.	AstraZeneca plc (United Kingdom)	1.4
9.	Royal Dutch Shell plc, Class A (Netherlands)	1.3
10.	LVMH Moet Hennessy Louis Vuitton SE (France)	1.2

PORTFOLIO COMPOSITION BY COUNTRY****
United Kingdom	22.1%
France	16.7
Switzerland	14.8
Germany	13.1
Netherlands	6.9
Sweden	4.4
Spain	4.3
Italy	3.5
Denmark	2.7
Finland	1.9
Belgium	1.7
Norway	1.1
Australia	1.0
Others (each less than 1.0%)	2.9
Short-Term Investments	2.9

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $24.36 as of October 31, 2019.
**	Market price return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return is the midpoint of the bid/ask spread at the close of business on the Cboe BZX Exchange, Inc. The midpoint price was $24.39 as of October 31, 2019.
***	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
****	Percentages indicated are based on total investments as of October 31, 2019. The Fund’s portfolio composition is subject to change.

10	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2019

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2019 (Unaudited)
	INCEPTION DATE	1 YEAR	SINCE INCEPTION
JPMorgan BetaBuilders Europe ETF
Net Asset Value	June 15, 2018	11.43%	1.21%
Market Price		11.32%	1.31%

LIFE OF FUND PERFORMANCE (6/15/18 TO 10/31/19)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-844-457-6383.

Fund commenced operations on June 15, 2018.

The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan BetaBuilders Europe ETF and Morningstar® Developed Europe Target Market Exposure IndexSM from June 15, 2018 to October 31, 2019. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the Morningstar® Developed Europe Target Market Exposure IndexSM does not reflect the deduction of expenses associated with an exchange-traded fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable. Morningstar® Developed Europe Target Market Exposure IndexSM is a

free float adjusted market capitalization-weighted index which consists of equity securities from developed European countries or regions. Investors cannot invest directly in an index.

Fund performance reflects the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or redemption or sale of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the United States can raise or lower returns. Also, some over- seas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	11

JPMorgan BetaBuilders Japan ETF

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2019 (Unaudited)

REPORTING PERIOD RETURN:
JPMorgan BetaBuilders Japan ETF
Net Asset Value*	8.74%
Market Price**	9.07%
Morningstar® Japan Target Market Exposure Indexsm	9.05%

Net Assets as of 10/31/2019	$4,318,521,919

INVESTMENT OBJECTIVE***

The JPMorgan BetaBuilders Japan ETF (the “Fund”) seeks investment results that closely correspond, before fees and expenses, to the performance of the Morningstar® Japan Target Market Exposure Indexsm (the “Underlying Index”).

INVESTMENT APPROACH

The Underlying Index is a free-float adjusted market-cap weighted index consisting of stocks traded primarily on the Tokyo or Nagoya stock exchanges. Using a “passive” investment approach, the Fund attempts to replicate the Underlying Index as closely as possible, before considering fees and expenses, and invests in substantially all of the securities in the Underlying Index in approximately the same proportions as the Underlying Index.

HOW DID THE FUND PERFORM?

For the twelve months ended October 31, 2019, the Fund performed in line with the Underlying Index, before considering the effects of operating expenses, fees and tax management of the Fund’s portfolio.

The Fund’s and the Underlying Index’s exposures to the industrials and information technology sectors were leading contributors to absolute performance, while their exposures to the financials and energy sectors were leading detractors from absolute performance.

HOW WAS THE FUND POSITIONED?

During the reporting period, the Fund’s and the Underlying Index’s largest allocations were in the industrials and consumer discretionary sectors and their smallest allocations were in the energy and utilities sectors.

12	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2019

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO****
1.	Toyota Motor Corp.	4.5%
2.	Sony Corp.	1.9
3.	Mitsubishi UFJ Financial Group, Inc.	1.7
4.	SoftBank Group Corp.	1.6
5.	Keyence Corp.	1.5
6.	Takeda Pharmaceutical Co. Ltd.	1.4
7.	Recruit Holdings Co. Ltd.	1.3
8.	Honda Motor Co. Ltd.	1.2
9.	Sumitomo Mitsui Financial Group, Inc.	1.2
10.	KDDI Corp.	1.1

PORTFOLIO COMPOSITION BY SECTOR****
Industrials	21.9%
Consumer Discretionary	18.9
Information Technology	10.9
Financials	10.1
Health Care	9.3
Consumer Staples	8.3
Communication Services	7.3
Materials	5.7
Real Estate	4.8
Utilities	1.6
Others (each less than 1.0%)	1.2

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $24.54 as of October 31, 2019.
**	Market price return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return is the midpoint of the bid/ask spread at the close of business on the Cboe BZX Exchange, Inc. The midpoint price was $24.57 as of October 31, 2019.
***	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
****	Percentages indicated are based on total investments as of October 31, 2019. The Fund’s portfolio composition is subject to change.

OCTOBER 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	13

JPMorgan BetaBuilders Japan ETF

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2019 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2019 (Unaudited)
	INCEPTION DATE	1 YEAR	SINCE INCEPTION
JPMorgan BetaBuilders Japan ETF
Net Asset Value	June 15, 2018	8.74%	(0.24)%
Market Price		9.07%	(0.16)%

LIFE OF FUND PERFORMANCE (6/15/18 TO 10/31/19)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-844-457-6383.

Fund commenced operations on June 15, 2018.

The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan BetaBuilders Japan ETF and Morningstar® Japan Target Market Exposure IndexSM from June 15, 2018 to October 31, 2019. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the Morningstar® Japan Target Market Exposure IndexSM does not reflect the deduction of expenses associated with an exchange-traded fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable. Morningstar® Japan Target Market Exposure IndexSM is a free float adjusted market capitalization weighted index which consists of stocks traded primarily on the Tokyo Stock Exchange or the Nagoya Stock Exchange. Investors cannot invest directly in an index.

Fund performance reflects the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or redemption or sale of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the United States can raise or lower returns. Also, some over- seas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

14	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2019

JPMorgan BetaBuilders U.S. Equity ETF

FUND COMMENTARY

FOR THE PERIOD MARCH 12, 2019 (INCEPTION DATE) THROUGH OCTOBER 31, 2019 (Unaudited)

REPORTING PERIOD RETURN:
JPMorgan BetaBuilders U.S. Equity ETF
Net Asset Value*	9.95%
Market Price**	9.97%
Morningstar® US Target Market Exposure Indexsm	9.98%

Net Assets as of 10/31/2019	$46,409,125

INVESTMENT OBJECTIVE***

The JPMorgan BetaBuilders U.S. Equity ETF (the “Fund”) seeks investment results that closely correspond, before fees and expenses, to the performance of the Morningstar® US Target Market Exposure Indexsm (the “Underlying Index”).

INVESTMENT APPROACH

The Underlying Index is a free-float adjusted market-cap weighted index consisting of equity securities traded primarily in the U.S. Using a “passive” investment approach, the Fund attempts to replicate the Underlying Index as closely as possible, before considering fees and expenses, and invests in substantially all of the securities in the Underlying Index in approximately the same proportions as the Underlying Index.

HOW DID THE FUND PERFORM?

For the period from inception on March 12, 2019 to October 31, 2019, the Fund performed in line with the Underlying Index, before considering the effects of operating expenses, fees and tax management of the Fund’s portfolio.

The Fund’s and the Underlying Index’s exposures to the information technology and financials sectors were leading contributors to absolute performance, while their exposure to the energy sector was the sole sector detractor from absolute performance.

HOW WAS THE FUND POSITIONED?

During the reporting period, the Fund’s and the Underlying Index’s largest allocations were in the information technology and health care sectors and their smallest allocations were in the materials and real estate sectors.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO****
1.	Microsoft Corp.	4.1%
2.	Apple, Inc.	4.0
3.	Amazon.com, Inc.	2.8
4.	Facebook, Inc., Class A	1.8
5.	Berkshire Hathaway, Inc., Class B	1.6
6.	JPMorgan Chase & Co.	1.5
7.	Alphabet, Inc., Class C	1.4
8.	Alphabet, Inc., Class A	1.4
9.	Johnson & Johnson	1.3
10.	Procter & Gamble Co. (The)	1.2

PORTFOLIO COMPOSITION BY SECTOR****
Information Technology	22.3%
Health Care	13.9
Financials	13.0
Communication Services	10.3
Consumer Discretionary	10.2
Industrials	9.3
Consumer Staples	7.2
Energy	4.2
Utilities	3.5
Real Estate	3.2
Materials	2.6
Short-Term Investments	0.3

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $54.60 as of October 31, 2019.
**	Market price return is calculated assuming an initial investment made at the inception date net asset value, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return is the midpoint of the bid/ask spread at the close of business on the Cboe BZX Exchange, Inc. The midpoint price was $54.61 as of October 31, 2019.
***	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
****	Percentages indicated are based on total investments as of October 31, 2019. The Fund’s portfolio composition is subject to change.

OCTOBER 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	15

JPMorgan BetaBuilders U.S. Equity ETF

FUND COMMENTARY

FOR THE PERIOD MARCH 12, 2019 (INCEPTION DATE) THROUGH OCTOBER 31, 2019 (Unaudited) (continued)

TOTAL RETURNS AS OF OCTOBER 31, 2019 (Unaudited)
	INCEPTION DATE	CUMULATIVE SINCE INCEPTION
JPMorgan BetaBuilders U.S. Equity ETF
Net Asset Value	March 12, 2019	9.95%
Market Price		9.97%

LIFE OF FUND PERFORMANCE (3/12/19 TO 10/31/19)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-844-457-6383.

Fund commenced operations on March 12, 2019.

The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan BetaBuilders U.S. Equity ETF and the Morningstar® US Target Market Exposure IndexSM from March 12, 2019 to October 31, 2019. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the Morningstar® US Target Market Exposure IndexSM does not reflect the deduction of expenses associated with an exchange-traded fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable. Morningstar® US Target Market Exposure IndexSM is a free float adjusted market capitalization weighted index which consists of stocks traded primarily on the US Stock Exchange. Investors cannot invest directly in an index.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

16	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2019

JPMorgan Diversified Return Emerging Markets Equity ETF

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2019 (Unaudited)

REPORTING PERIOD RETURN:
JPMorgan Diversified Return Emerging Markets Equity ETF
Net Asset Value*	10.00%
Market Price**	10.31%
JP Morgan Diversified Factor Emerging Markets Equity Index (net of foreign withholding taxes)	10.66%
FTSE Emerging Index (net of foreign withholding taxes)	13.61%
MSCI Emerging Markets Index (net of foreign withholding taxes)	11.86%

Net Assets as of 10/31/2019	$353,795,416

INVESTMENT OBJECTIVE***

The JPMorgan Diversified Return Emerging Markets Equity ETF (the “Fund”) seeks investment results that closely correspond, before fees and expenses, to the performance of the JP Morgan Diversified Factor Emerging Markets Equity Index (the “Underlying Index”).

INVESTMENT APPROACH

The Fund is passively managed to the Underlying Index, which provides emerging markets equity exposure, diversified across emerging market regions and super-sectors, and beginning June 21, 2019, individual securities. The Underlying Index uses a proprietary multi-factor stock selection process that utilizes the following characteristics: value, momentum and quality. The Underlying Index methodology includes quarterly rebalancing.

HOW DID THE FUND PERFORM?

The Fund posted a positive absolute return for the twelve months ended October 31, 2019 and performed in line with the Underlying Index, before considering differences in the net asset value calculations and foreign exchange pricing between the Underlying Index and the Fund and fees and operating expenses incurred by the Fund. The Fund and the Underlying Index underperformed both the FTSE Emerging Index and the MSCI Emerging Markets Index, which are more traditional market capitalization weighted indexes.

By sector, the Fund’s and the Underlying Index’s positions in the financials and consumer goods sectors were leading contributors to absolute performance, while their positions in the basic materials and health care sectors were leading detractors from absolute performance. By country, the Fund’s and the Underlying Index’s positions in Brazil and Russia were leading contributors to absolute performance, while their positions in Malaysia and South Africa were leading detractors from absolute performance.

Relative to the FTSE Emerging Index, The Fund’s and the Underlying Index’s security selection and underweight positions in the technology sector and consumer services sectors were leading detractors from performance. The Fund’s and the Underlying Index’s security selection and underweight positions in the financials sector and their security selection and overweight positions in the consumer goods sector were leading contributors to relative performance.

HOW WAS THE FUND POSITIONED?

During the reporting period, the Fund’s and the Underlying Index’s largest sector allocations were in the financials and consumer goods sectors, while their smallest allocations were in the health care and consumer services sectors. The Fund’s and the Underlying Index’s largest country allocations were in China and Taiwan and their smallest allocations were in Pakistan and Hong Kong.

OCTOBER 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	17

JPMorgan Diversified Return Emerging Markets Equity ETF

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2019 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO****
1.	China Mobile Ltd. (China)	1.7%
2.	LUKOIL PJSC (Russia)	1.6
3.	Naspers Ltd., Class N (South Africa)	1.6
4.	Gazprom PJSC (Russia)	1.5
5.	Vale SA (Brazil)	1.4
6.	Petroleo Brasileiro SA (Preference) (Brazil)	1.3
7.	Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	1.2
8.	Reliance Industries Ltd. (India)	1.2
9.	Sberbank of Russia PJSC (Russia)	1.1
10.	Itau Unibanco Holding SA (Preference) (Brazil)	1.0

PORTFOLIO COMPOSITION BY COUNTRY****
China	20.6%
Brazil	14.6
Taiwan	11.1
India	9.0
Russia	7.6
South Africa	6.8
Mexico	4.4
Thailand	4.4
Indonesia	4.2
Malaysia	3.1
Saudi Arabia	1.9
Qatar	1.7
Turkey	1.6
Philippines	1.3
Kuwait	1.3
Chile	1.2
United Arab Emirates	1.1
Others (each less than 1.0%)	3.6
Short-Term Investments	0.5

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $54.43 as of October 31, 2019.
**	Market price return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return is the midpoint of the bid/ask spread at the close of business on the NYSE Arca. The midpoint price was $54.50 as of October 31, 2019.
***	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
****	Percentages indicated are based on total investments as of October 31, 2019. The Fund’s composition is subject to change.

18	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2019

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2019 (Unaudited)
	INCEPTION DATE	1 YEAR	SINCE INCEPTION
JPMorgan Diversified Return Emerging Markets Equity ETF
Net Asset Value	January 7, 2015	10.00%	4.27%
Market Price		10.31%	4.30%

LIFE OF FUND PERFORMANCE (1/07/15 TO 10/31/19)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-844-457-6383.

Fund commenced operations on January 7, 2015.

The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan Diversified Return Emerging Markets Equity ETF, the JP Morgan Diversified Factor Emerging Markets Equity Index, the FTSE Emerging Index and the MSCI Emerging Markets Index from January 7, 2015 to October 31, 2019. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the JP Morgan Diversified Factor Emerging Markets Equity Index, the FTSE Emerging Index and the MSCI Emerging Markets Index does not reflect the deduction of expenses associated with an exchange-traded fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable. The Fund’s adviser is a sponsor of the JP Morgan Diversified Factor Emerging Markets Equity Index and developed the proprietary factors on which the index is based. FTSE Russell, the benchmark administrator, administers, calculates and governs the JP Morgan Diversified Factor Emerging Markets Equity Index. JP Morgan Diversified Factor Emerging Markets Equity Index is comprised of large- and mid-cap equity securities from emerging markets.

Holdings in this index are selected from the constituents of the FTSE Emerging Index. The FTSE Emerging Index is a market-capitalization weighted index and is part of the FTSE Global Equity Index Series. The series includes large- and mid-cap securities from advanced and secondary emerging markets, classified in accordance with FTSE’s transparent Country Classification Review Process. The FTSE Emerging Index provides investors with a comprehensive means of measuring the performance of the most liquid companies in the emerging markets. The MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of emerging markets. Investors cannot invest directly in an index.

Fund performance reflects the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or redemption or sale of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the United States can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	19

JPMorgan Diversified Return Europe Equity ETF

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2019 (Unaudited)

REPORTING PERIOD RETURN:
JPMorgan Diversified Return Europe Equity ETF
Net Asset Value*	11.09%
Market Price**	10.81%
JP Morgan Diversified Factor Europe Equity Index (net of foreign withholding taxes)	10.70%
FTSE Developed Europe Index (net of foreign withholding taxes)	10.81%
MSCI Europe Index (net of foreign withholding taxes)	10.90%

Net Assets as of 10/31/2019	$17,280,937

INVESTMENT OBJECTIVE***

The JPMorgan Diversified Return Europe Equity ETF (the “Fund”) seeks investment results that closely correspond, before fees and expenses, to the performance of the JP Morgan Diversified Factor Europe Equity Index (the “Underlying Index”).

INVESTMENT APPROACH

The Fund is passively managed to the Underlying Index, which is composed of large cap and mid cap equity securities of companies in developed Europe and is diversified across sectors and individual securities. The Underlying Index uses a proprietary multi-factor security selection process that measures the following characteristics: value, momentum and quality. The Underlying Index methodology includes quarterly rebalancing.

HOW DID THE FUND PERFORM?

The Fund posted a positive absolute performance for the twelve months ended October 31, 2019, and performed in line with the Underlying Index, before considering the Fund’s small cash allocation and fees and operating expenses incurred by the Fund. The Fund also performed in line with the FTSE Developed Europe Index and the MSCI Europe Index, both of which are more traditional market capitalization weighted indexes.

By sector, the Fund’s and the Underlying Index’s positions in the utilities and industrials sectors were leading contributors to absolute performance, while their positions in the oil & gas sector were the sole sector detractors from absolute performance. By country, the Fund’s and the Underlying Index’s positions in the U.K. and France were leading contributors to absolute performance, while their positions in Norway and Austria were leading detractors from absolute performance.

Relative to the FTSE Developed Europe Index, the Fund’s and the Underlying Index’s security selection and underweight positions in the financials sector and their security selection and underweight positions in the oil & gas sector were leading contributors to performance, while the Fund’s and the Underlying Index’s security selection in the health care and consumer goods sectors were leading detractors from relative performance.

HOW WAS THE FUND POSITIONED?

During the reporting period, the Fund’s and the Underlying Index’s largest sector allocations were in the consumer goods and health care sectors, while their smallest allocations were in the telecommunications and technology sectors. The Fund’s and the Underlying Index’s largest country allocations were in the U.K. and France and their smallest allocations were in Ireland and Poland.

20	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2019

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO****
1.	ASML Holding NV (Netherlands)	0.5%
2.	UPM-Kymmene OYJ (Finland)	0.5
3.	ConvaTec Group plc (United Kingdom)	0.4
4.	Porsche Automobil Holding SE (Preference) (Germany)	0.4
5.	Orion OYJ, Class B (Finland)	0.4
6.	Next plc (United Kingdom)	0.4
7.	OMV AG (Austria)	0.4
8.	Peugeot SA (France)	0.4
9.	Geberit AG (Registered) (Switzerland)	0.4
10.	Neste OYJ (Finland)	0.4

PORTFOLIO COMPOSITION BY COUNTRY****
United Kingdom	19.6%
France	15.2
Germany	12.6
Switzerland	9.0
Sweden	7.7
Italy	6.1
Spain	5.4
Netherlands	4.6
Finland	3.8
Denmark	3.7
Norway	2.4
Belgium	1.9
United States	0.7
Others (each less than 1.0%)	6.5
Short-Term Investments	0.8

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $57.60 as of October 31, 2019.
**	Market price return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return is the midpoint of the bid/ask spread at the close of business on the NYSE Arca. The midpoint price was $57.58 as of October 31, 2019.
***	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
****	Percentages indicated are based on total investments as of October 31, 2019. The Fund’s composition is subject to change.

OCTOBER 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	21

JPMorgan Diversified Return Europe Equity ETF

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2019 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2019 (Unaudited)
	INCEPTION DATE	1 YEAR	SINCE INCEPTION
JPMorgan Diversified Return Europe Equity ETF
Net Asset Value	December 18, 2015	11.09%	6.53%
Market Price		10.81%	6.51%

LIFE OF FUND PERFORMANCE (12/18/15 TO 10/31/19)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-844-457-6383.

Fund commenced operations on December 18, 2015.

The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan Diversified Return Europe Equity ETF, the JP Morgan Diversified Factor Europe Equity Index, the FTSE Developed Europe Index, and the MSCI Europe Index from December 18, 2015 to October 31, 2019. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the JP Morgan Diversified Factor Europe Equity Index, the FTSE Developed Europe Index, and the MSCI Europe Index does not reflect the deduction of expenses associated with an exchange-traded fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable. The Fund’s adviser is a sponsor of the JP Morgan Diversified Factor Europe Equity Index and developed the proprietary factors on which the index is based. FTSE Russell, the benchmark administrator, administers, calculates and governs the JP Morgan Diversified Factor Europe Equity Index. The JP Morgan Diversified Factor Europe Equity

Index includes large and mid-cap stocks providing coverage of developed European markets. Holdings in this index are selected from the constituents of the FTSE Developed Europe Index. The FTSE Developed Europe Index is a market-capitalization weighted index representing the performance of large- and mid-cap companies in developed European markets. The MSCI Europe Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the developed markets in Europe. Investors cannot invest directly in an index.

Fund performance reflects the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or redemption or sale of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the United States can raise or lower returns. Also, some over-seas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

22	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2019

JPMorgan Diversified Return Global Equity ETF

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2019 (Unaudited)

REPORTING PERIOD RETURN:
JPMorgan Diversified Return Global Equity ETF
Net Asset Value*	10.49%
Market Price**	10.30%
JP Morgan Diversified Factor Global Developed Equity Index (net of foreign withholding taxes)	10.70%
FTSE Developed Index (net of foreign withholding taxes)	12.47%
MSCI World Index (net of foreign withholding taxes)	12.69%

Net Assets as of 10/31/2019	$145,749,540

INVESTMENT OBJECTIVE***

The JPMorgan Diversified Return Global Equity ETF (the “Fund”) seeks investment results that closely correspond, before fees and expenses, to the performance of the JPMorgan Diversified Factor Global Developed Equity Index (the “Underlying Index”).

INVESTMENT APPROACH

The Fund is passively managed to the Underlying Index, which provides exposure to large and mid cap equity securities in developed global markets, diversified across global regions, sectors and individual securities. The Underlying Index’s proprietary multi-factor selection process utilizes the following characteristics: value, quality and momentum. The Underlying Index’s methodology includes quarterly rebalancing.

HOW DID THE FUND PERFORM?

The Fund posted a positive absolute performance for the twelve months ended October 31, 2019, and performed in line with the Underlying Index, before consideration of specific trading limits, differences in valuations because of the timing of the local market closings and the net asset value calculations, the Fund’s small cash allocation and fees and operating expenses incurred by the Fund. The Fund and the Underlying Index underperformed the FTSE Developed Index (net of foreign withholding taxes) and the MSCI World Index (net of foreign withholding taxes), both of which are more traditional market capitalization weighted indexes.

By sector, the Fund’s and the Underlying Index’s positions in the technology and consumer goods sectors were leading contributors to absolute performance, while their positions in the oil & gas sector were the sole sector detractors from absolute performance. By region, the Fund’s and the Underlying Index’s allocations to the U.S. and Australia were leading contributors to absolute performance, while their allocations to Norway and South Korea detracted from absolute performance.

Relative to the FTSE Developed Index, the Underlying Index’s security selection in the industrials and consumer services sectors was a leading detractor from performance. The Fund’s and the Underlying Index’s security selection in the consumer goods and their underweight allocation to the financials sector were leading contributors to relative performance.

HOW WAS THE FUND POSITIONED?

During the reporting period, the Fund’s and the Underlying Index’s largest sector allocations were in the consumer goods and consumer services sectors, while their smallest allocations were in the oil & gas and telecommunications sectors. The Fund’s and the Underlying Index’s largest country allocations were in the U.S. and Japan and their smallest allocations were in Austria and New Zealand.

OCTOBER 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	23

JPMorgan Diversified Return Global Equity ETF

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2019 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO****
1.	Samsung Electronics Co. Ltd. (South Korea)	0.4%
2.	Lam Research Corp. (United States)	0.4
3.	Sekisui House Ltd. (Japan)	0.3
4.	CSL Ltd. (Australia)	0.3
5.	NAVER Corp. (South Korea)	0.3
6.	SK Hynix, Inc. (South Korea)	0.3
7.	Garmin Ltd. (United States)	0.3
8.	Fortescue Metals Group Ltd. (Australia)	0.3
9.	Hannover Rueck SE (Germany)	0.3
10.	Advantest Corp. (Japan)	0.3

PORTFOLIO COMPOSITION BY COUNTRY****
Japan	22.7%
United States	21.7
Australia	9.9
South Korea	7.6
United Kingdom	4.4
France	4.1
Hong Kong	3.6
Canada	3.4
Sweden	2.5
Spain	2.4
Switzerland	2.2
Germany	2.1
Netherlands	2.0
Singapore	2.0
Italy	1.5
Finland	1.1
Norway	1.0
Others (each less than 1.0%)	5.1
Short-Term Investments	0.7

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $60.73 as of October 31, 2019.
**	Market price return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return is the midpoint of the bid/ask spread at the close of business on the NYSE Arca. The midpoint price was $60.57 as of October 31, 2019.
***	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
****	Percentages indicated are based on total investments as of October 31, 2019. The Fund’s composition is subject to change.

24	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2019

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2019 (Unaudited)
	INCEPTION DATE	1 YEAR	5 YEAR	SINCE INCEPTION
JPMorgan Diversified Return Global Equity ETF
Net Asset Value	June 16, 2014	10.49%	6.36%	5.78%
Market Price		10.30%	6.13%	5.73%

LIFE OF FUND PERFORMANCE (6/16/14 TO 10/31/19)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-844-457-6383.

Fund commenced operations on June 16, 2014.

The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan Diversified Return Global Equity ETF, the JP Morgan Diversified Factor Global Developed Equity Index, the FTSE Developed Index, and the MSCI World Index from June 16, 2014 to October 31, 2019. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the JP Morgan Diversified Factor Global Developed Equity Index, the FTSE Developed Index and the MSCI World Index does not reflect the deduction of expenses associated with an exchange-traded fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable. The Fund’s adviser is a sponsor of the JP Morgan Diversified Factor Global Developed Equity Index and developed the proprietary factors on which the index is based. FTSE Russell, the benchmark administrator, administers, calculates and governs the JP Morgan Diversified Factor Global Developed Equity Index. JP Morgan Diversified Factor Global Developed Equity Index is comprised of large- and mid-cap equity securities from developed global markets. Holdings in this index are selected from the constituents of the FTSE Developed Index. The FTSE Developed Index is a market-capitalization weighted index representing the performance of large- and mid-cap companies in developed markets. The index is derived from the FTSE Global Equity Index Series, which covers 98% of the world’s investable market capitalization. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. Investors cannot invest directly in an index.

Fund performance reflects the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or redemption or sale of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the United States can raise or lower returns. Also, some over-seas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	25

JPMorgan Diversified Return International Equity ETF

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2019 (Unaudited)

REPORTING PERIOD RETURN:
JPMorgan Diversified Return International Equity ETF
Net Asset Value*	7.05%
Market Price**	7.23%
JP Morgan Diversified Factor International Equity Index (net of foreign withholding taxes)	7.30%
FTSE Developed ex North America Index (net of foreign withholding taxes)	10.54%
MSCI EAFE Index (net of foreign withholding taxes)	11.04%

Net Assets as of 10/31/2019	$1,282,867,303

INVESTMENT OBJECTIVE***

The JPMorgan Diversified Return International Equity ETF (the “Fund”) seeks investment results that closely correspond, before fees and expenses, to the performance of the JP Morgan Diversified Factor International Equity Index (the “Underlying Index”).

INVESTMENT APPROACH

The Fund is passively managed to the Underlying Index, which is composed of large cap and mid cap equity securities in developed markets outside North America, diversified across sectors, international regions and individual securities. The Underlying Index uses a proprietary multi-factor selection process that utilizes the following characteristics: value, quality and momentum. The Underlying Index methodology includes quarterly rebalancing.

HOW DID THE FUND PERFORM?

The Fund posted a positive absolute performance for the twelve months ended October 31, 2019, and performed in line with the Underlying Index, before considering differences due to specific trading limits, the Fund’s small cash allocation and fees and operating expenses incurred by the Fund. The Fund and the Underlying Index underperformed both the FTSE Developed ex North America Index and the MSCI EAFE Index, which are more traditional market capitalization weighted indexes.

By sector, the Fund’s and the Underlying Index’s positions in the technology and consumer goods sectors were leading contributors to absolute performance, while their positions in the oil & gas sector were the sole sector detractors from absolute performance.

By country, the Fund’s and the Underlying Index’s positions in the U.K. and Hong Kong were leading contributors to absolute performance, while their positions in Denmark and Norway were leading detractors from absolute performance.

Relative to FTSE Developed ex North America Index, the Fund’s and the Underlying Index’s security selection in the industrials and utilities sectors was the leading detractor from performance, while the Fund’s and the Underlying Index’s security selection in the technology sector and their underweight position in the financials sector were leading contributors to relative performance.

HOW WAS THE FUND POSITIONED?

During the reporting period, the Fund’s and the Underlying Index’s largest allocations were in the consumer services and consumer goods sectors, while their smallest allocations were in the oil & gas and telecommunications sectors. By region, the Fund’s and the Underlying Index’s largest allocations were in Japan and the U.K. and their smallest allocations were in Ireland and Poland.

26	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2019

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO****
1.	Samsung Electronics Co. Ltd. (South Korea)	0.5%
2.	Sekisui House Ltd. (Japan)	0.4
3.	Berkeley Group Holdings plc (United Kingdom)	0.4
4.	UPM-Kymmene OYJ (Finland)	0.4
5.	CSL Ltd. (Australia)	0.4
6.	Segro plc, REIT (United Kingdom)	0.4
7.	Techtronic Industries Co. Ltd. (Hong Kong)	0.4
8.	United Utilities Group plc (United Kingdom)	0.4
9.	National Grid plc (United Kingdom)	0.4
10.	GlaxoSmithKline plc (United Kingdom)	0.4

PORTFOLIO COMPOSITION BY COUNTRY****
Japan	23.8%
United Kingdom	19.8
Australia	10.3
South Korea	7.0
France	5.3
Hong Kong	5.0
Sweden	3.5
Netherlands	3.0
Germany	2.9
Singapore	2.4
Switzerland	2.4
Finland	2.1
Italy	2.0
Spain	1.9
United States	0.5
Norway	1.4
Others (each less than 1.0%)	5.5
Short-Term Investments	1.2

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $55.06 as of October 31, 2019.
**	Market price return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return is the midpoint of the bid/ask spread at the close of business on the NYSE Arca. The midpoint price was $55.02 as of October 31, 2019.
***	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
****	Percentages indicated are based on total investments as of October 31, 2019. The Fund’s composition is subject to change.

OCTOBER 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	27

JPMorgan Diversified Return International Equity ETF

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2019 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2019 (Unaudited)
	INCEPTION DATE	1 YEAR	SINCE INCEPTION
JPMorgan Diversified Return International Equity ETF
Net Asset Value	November 5, 2014	7.05%	4.27%
Market Price		7.23%	4.25%

LIFE OF FUND PERFORMANCE (11/5/14 TO 10/31/19)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-844-457-6383.

Fund commenced operations on November 5, 2014.

The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan Diversified Return International Equity ETF, the JP Morgan Diversified Factor International Equity Index, the FTSE Developed ex North America Index, and the MSCI EAFE Index from November 5, 2014 to October 31, 2019. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the JP Morgan Diversified Factor International Equity Index, the FTSE Developed ex North America Index and the MSCI EAFE Index does not reflect the deduction of expenses associated with an exchange-traded fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable. The Fund’s adviser is a sponsor of the JP Morgan Diversified Factor International Equity Index and developed the proprietary factors on which the index is based. FTSE Russell, the benchmark administrator, administers, calculates and governs the JP Morgan Diversified Factor International Equity Index. JP Morgan Diversified Factor International Equity Index is comprised of large- and mid-cap equity securities from developed global markets (excluding North America). Holdings in this index are selected from the constituents of the FTSE Developed ex North America Index. The FTSE Developed ex North America Index is a market-capitalization weighted index representing the performance of large- and mid-cap stocks in developed markets, excluding the U.S. and Canada. The index is derived from the FTSE Global Equity Index Series, which covers 98% of the world’s investable market capitalization. The MSCI EAFE Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Investors cannot invest directly in an index.

Fund performance reflects the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or redemption or sale of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the United States can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

28	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2019

JPMorgan Diversified Return U.S. Equity ETF

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2019 (Unaudited)

REPORTING PERIOD RETURN:
JPMorgan Diversified Return U.S. Equity ETF
Net Asset Value*	11.65%
Market Price**	11.65%
JP Morgan Diversified Factor US Equity Index	11.86%
Russell 1000 Index	14.15%

Net Assets as of 10/31/2019	$802,625,997

INVESTMENT OBJECTIVE***

The JPMorgan Diversified Return U.S. Equity ETF (the “Fund”) seeks investment results that closely correspond, before fees and expenses, to the performance of the JP Morgan Diversified Factor US Equity Index (the “Underlying Index”).

INVESTMENT APPROACH

The Fund is passively managed to the Underlying Index, which is composed of large cap and mid cap equity securities of U.S. companies. The Underlying Index uses a rules based proprietary multi-factor selection process that utilizes the following characteristics: value, momentum and quality. The Underlying Index’s methodology includes quarterly rebalancing.

HOW DID THE FUND PERFORM?

The Fund posted a positive absolute performance for the twelve months ended October 31, 2019 and performed in line with the Underlying Index, before considering operating expenses, fees and tax management of the Fund’s portfolio. Both the Fund and the Underlying Index underperformed the Russell 1000 Index, which is a more traditional market capitalization weighted index.

During the reporting period, the Fund’s and the Underlying Index’s positions in the industrials and utilities sectors were leading contributors to absolute performance, while the Fund’s and the Underlying Index’s positions in the oil & gas sector and the telecommunications sector were the leading detractors from absolute performance.

Relative to the Russell 1000 Index, the Fund’s and the Underlying Index’s overweight positions in the oil & gas sector and their security selection in the technology sector were leading detractors from performance, while their security selection and overweight positions in the utilities sector and their security selection in the basic materials sector were leading contributors to relative performance.

HOW WAS THE FUND POSITIONED?

During the reporting period, the Fund’s and the Underlying Index’s largest allocations were in the consumer goods and financials sectors, while the smallest allocations were in the telecommunications and oil & gas sectors.

OCTOBER 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	29

JPMorgan Diversified Return U.S. Equity ETF

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2019 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO****
1.	Global Payments, Inc.	0.5%
2.	Reliance Steel & Aluminum Co.	0.5
3.	PulteGroup, Inc.	0.4
4.	Cummins, Inc.	0.4
5.	Garmin Ltd.	0.4
6.	PPG Industries, Inc.	0.4
7.	International Paper Co.	0.4
8.	AES Corp.	0.4
9.	Medical Properties Trust, Inc.	0.4
10.	Lululemon Athletica, Inc.	0.4

PORTFOLIO COMPOSITION BY SECTOR****
Consumer Goods	14.0%
Financials	12.8
Consumer Services	11.9
Industrials	10.6
Health Care	10.5
Utilities	10.5
Technology	9.0
Basic Materials	8.9
Oil & Gas	6.6
Telecommunications	2.2
Short-Term Investments	3.0

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $76.44 as of October 31, 2019.
**	Market price return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return is the midpoint of the bid/ask spread at the close of business on the NYSE Arca. The midpoint price was $76.45 as of October 31, 2019.
***	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
****	Percentages indicated are based on total investments as of October 31, 2019. The Fund’s composition is subject to change.

30	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2019

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2019 (Unaudited)
	INCEPTION DATE	1 YEAR	SINCE INCEPTION
JPMorgan Diversified Return U.S. Equity ETF
Net Asset Value	September 29, 2015	11.65%	12.57%
Market Price		11.65%	12.57%

LIFE OF FUND PERFORMANCE (9/29/15 TO 10/31/19)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-844-457-6383.

Fund commenced operations on September 29, 2015.

The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan Diversified Return U.S. Equity ETF, the JP Morgan Diversified Factor US Equity Index, and the Russell 1000 Index from September 29, 2015 to October 31, 2019. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the JP Morgan Diversified Factor US Equity Index and Russell 1000 Index does not reflect the deduction of expenses associated with an exchange-traded fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable. The Fund’s adviser is a sponsor of the

JP Morgan Diversified Factor US Equity Index and developed the proprietary factors on which the index is based. JP Morgan Diversified Factor US Equity Index is comprised of U.S. large- and mid-cap equity securities. Holdings in this index are selected from the constituents of the Russell 1000 Index. FTSE Russell, the benchmark administrator, administers, calculates and governs the JP Morgan Diversified Factor US Equity Index. The Russell 1000 Index is a market-capitalization weighted index, which measures the performance of the 1,000 largest companies in the Russell 3000 Index. Investors cannot invest directly in an index.

Fund performance reflects the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or redemption or sale of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	31

JPMorgan Diversified Return U.S. Mid Cap Equity ETF

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2019 (Unaudited)

REPORTING PERIOD RETURN:
JPMorgan Diversified Return U.S. Mid Cap Equity ETF
Net Asset Value*	9.73%
Market Price**	9.78%
JP Morgan Diversified Factor US Mid Cap Equity Index	10.02%
Russell Midcap Index	13.72%

Net Assets as of 10/31/2019	$187,973,791

INVESTMENT OBJECTIVE***

The JPMorgan Diversified Return U.S. Mid Cap Equity ETF (the “Fund”) seeks investment results that closely correspond, before fees and expenses, to the performance of the JP Morgan Diversified Factor US Mid Cap Equity Index (the “Underlying Index”).

INVESTMENT APPROACH

The Fund is passively managed to the Underlying Index, which tracks mid cap equity securities of U.S. companies. The Underlying Index uses a proprietary multi-factor selection process that utilizes the following characteristics: value, momentum and quality. The Underlying Index’s methodology includes quarterly rebalancing.

HOW DID THE FUND PERFORM?

The Fund posted a positive absolute performance for the twelve months ended October 31, 2019 and performed in line with the Underlying Index, before considering operating expenses, fees and tax management of the Fund’s portfolio. The Fund and the Underlying Index underperformed the Russell Midcap Index, which is a more traditional market capitalization weighted index.

During the reporting period, the Fund’s and the Underlying Index’s positions in the financials and industrials sectors were leading contributors to absolute performance, while the Fund’s and the Underlying Index’s positions in the oil & gas sector and the telecommunications sector were leading detractors from absolute performance.

Relative to the Russell Midcap Index, the Fund and the Underlying Index’s security selection and overweight positions in the oil & gas sector and their security selection in the consumer services sector were leading detractors from performance, while the Fund’s and Underlying Index’s overweight positions in the utilities sector and their underweight positions in the health care sector were leading contributors to relative performance.

HOW WAS THE FUND POSITIONED?

During the reporting period, the Fund’s and the Underlying Index’s largest allocations were in the financials and consumer goods sectors and their smallest allocations were in the telecommunications and oil & gas sectors.

32	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2019

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO****
1.	Lam Research Corp.	0.5%
2.	Reliance Steel & Aluminum Co.	0.5
3.	Teradyne, Inc.	0.5
4.	HollyFrontier Corp.	0.5
5.	Leggett & Platt, Inc.	0.4
6.	Cummins, Inc.	0.4
7.	International Paper Co.	0.4
8.	Nucor Corp.	0.4
9.	CDW Corp.	0.4
10.	Medical Properties Trust, Inc.	0.4

PORTFOLIO COMPOSITION BY SECTOR****
Financials	14.3%
Consumer Goods	13.6
Consumer Services	11.7
Industrials	11.2
Health Care	10.4
Technology	9.3
Utilities	9.0
Basic Materials	8.6
Oil & Gas	6.1
Telecommunications	1.0
Short-Term Investments	4.8

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $67.13 as of October 31, 2019.
**	Market price return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return is the midpoint of the bid/ask spread at the close of business on the NYSE Arca. The midpoint price was $67.17 as of October 31, 2019.
***	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
****	Percentages indicated are based on total investments as of October 31, 2019. The Fund’s composition is subject to change.

OCTOBER 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	33

JPMorgan Diversified Return U.S. Mid Cap Equity ETF

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2019 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2019 (Unaudited)
	INCEPTION DATE	1 YEAR	SINCE INCEPTION
JPMorgan Diversified Return U.S. Mid Cap Equity ETF
Net Asset Value	May 11, 2016	9.73%	10.39%
Market Price		9.78%	10.41%

LIFE OF FUND PERFORMANCE (5/11/16 TO 10/31/19)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-844-457-6383.

Fund commenced operations on May 11, 2016.

The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan Diversified Return U.S. Mid Cap Equity ETF, JP Morgan Diversified Factor US Mid Cap Equity Index, and the Russell Midcap Index from May 11, 2016 to October 31, 2019. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the JP Morgan Diversified Factor US Mid Cap Equity Index and Russell Midcap Index does not reflect the deduction of expenses associated with an exchange-traded fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable. The Fund’s adviser is a sponsor of the JP Morgan Diversified Factor US Mid Cap Equity Index and developed the proprietary factors on which the index is based. FTSE Russell, the benchmark administrator, administers, calculates and governs the JP Morgan Diversified Factor US Mid Cap Equity Index. The JP Morgan Diversified Factor US Mid Cap Equity Index is comprised of U.S. mid-cap equity securities. Holdings in this index are selected from the Russell Midcap Index. The Russell Midcap Index is a market-capitalization weighted index which measures the performance of the 800 smallest companies in the Russell 1000 Index. Investors cannot invest directly in an index.

Fund performance reflects the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or redemption or sale of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

34	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2019

JPMorgan Diversified Return U.S. Small Cap Equity ETF

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2019 (Unaudited)

REPORTING PERIOD RETURN:
JPMorgan Diversified Return U.S. Small Cap Equity ETF
Net Asset Value*	5.64%
Market Price**	5.75%
JP Morgan Diversified Factor US Small Cap Equity Index	5.90%
Russell 2000 Index	4.90%

Net Assets as of 10/31/2019	$140,343,327

INVESTMENT OBJECTIVE***

The JPMorgan Diversified Return U.S. Small Cap Equity ETF (the “Fund”) seeks investment results that closely correspond, before fees and expenses, to the performance of the JP Morgan Diversified Factor US Small Cap Equity Index (the “Underlying Index”).

INVESTMENT APPROACH

The Fund is passively managed to the Underlying Index, which tracks small cap equity securities of U.S. companies. The Underlying Index uses a proprietary multi-factor selection process that utilizes the following characteristics: value, momentum and quality. Prior to June 28, 2019, the Underlying Index security selection process sought to exclude the least attractive stocks based on these characteristics. As of June 28, 2019, the Underlying Index was revised so that each of the individual characteristics is given equal input in security selection. The Underlying Index’s methodology includes quarterly rebalancing.

HOW DID THE FUND PERFORM?

The Fund posted a positive absolute performance for the twelve months ended October 31, 2019 and performed in line with the Underlying Index, before considering operating expenses, fees and tax management of the Fund’s portfolio.

Both the Fund and the Underlying Index outperformed the Russell 2000 Index, which is a more traditional market capitalization weighted index.

During the reporting period, the Fund’s and the Underlying Index’s positions in the utilities and technology sectors were leading contributors to absolute performance, while the Fund’s and the Underlying Index’s positions in the oil & gas and health care sectors were leading detractors from absolute performance.

Relative to the Russell 2000 Index, the Fund’s and the Underlying Index’s overweight positions and security selection in the utilities sector and their underweight positions in the health care sector were leading contributors to performance, while the Fund’s and the Underlying Index’s security selection and overweight positions in the basic materials sector and their overweight positions in the oil & gas sector were leading detractors from relative performance.

HOW WAS THE FUND POSITIONED?

During the reporting period, the Fund’s and the Underlying Index’s largest allocations were in the consumer goods and consumer services sectors and their smallest allocations were in the telecommunications and oil & gas sectors.

OCTOBER 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	35

JPMorgan Diversified Return U.S. Small Cap Equity ETF

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2019 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO****
1.	El Paso Electric Co.	0.7%
2.	Ormat Technologies, Inc.	0.6
3.	American States Water Co.	0.5
4.	California Water Service Group	0.4
5.	Avista Corp.	0.4
6.	Winnebago Industries, Inc.	0.4
7.	ALLETE, Inc.	0.3
8.	ONE Gas, Inc.	0.3
9.	Fox Factory Holding Corp.	0.3
10.	PNM Resources, Inc.	0.3

PORTFOLIO COMPOSITION BY SECTOR****
Financials	12.6%
Consumer Goods	11.9
Consumer Services	11.2
Industrials	11.0
Technology	9.8
Health Care	7.9
Basic Materials	6.8
Utilities	5.9
Oil & Gas	5.5
Telecommunications	1.2
Short-Term Investments	16.2

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $30.84 as of October 31, 2019.
**	Market price return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return is the midpoint of the bid/ask spread at the close of business on the NYSE Arca. The midpoint price was $30.87 as of October 31, 2019.
***	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
****	Percentages indicated are based on total investments as of October 31, 2019. The Fund’s composition is subject to change.

36	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2019

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2019 (Unaudited)
	INCEPTION DATE	1 YEAR	SINCE INCEPTION
JPMorgan Diversified Return U.S. Small Cap Equity ETF
Net Asset Value	November 15, 2016	5.64%	8.39%
Market Price		5.75%	8.43%

LIFE OF FUND PERFORMANCE (11/15/16 TO 10/31/19)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-844-457-6383.

Fund commenced operations on November 15, 2016.

The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan Diversified Return U.S. Small Cap Equity ETF, the JP Morgan Diversified Factor US Small Cap Equity Index, and the Russell 2000 Index from November 15, 2016 to October 31, 2019. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the JP Morgan Diversified Factor US Small Cap Equity Index and Russell 2000 Index does not reflect the deduction of expenses associated with an exchange-traded fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable. The Fund’s adviser is a sponsor of the

JP Morgan Diversified Factor US Small Cap Equity Index and developed the proprietary factors on which the index is based. FTSE Russell, the benchmark administrator, administers, calculates and governs the JP Morgan Diversified Factor US Small Cap Equity Index. The JP Morgan Diversified Factor US Small Cap Equity Index is comprised of U.S. large- and mid-cap equity securities. Holdings in this index are selected from the Russell 2000 Index. The Russell 2000 Index is an unmanaged index, measuring performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. Investors cannot invest directly in an index.

Fund performance reflects the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or redemption or sale of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	37

JPMorgan U.S. Dividend ETF

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2019 (Unaudited)

REPORTING PERIOD RETURN:
JPMorgan U.S. Dividend ETF
Net Asset Value*	12.57%
Market Price**	12.69%
JP Morgan US Dividend Index	12.83%
Russell 1000 Index	14.15%

Net Assets as of 10/31/2019	$40,631,525

INVESTMENT OBJECTIVE***

The JPMorgan U.S. Dividend ETF (the “Fund”) seeks investment results that closely correspond, before fees and expenses, to the performance of the JP Morgan US Dividend Index (the “Underlying Index”).

INVESTMENT APPROACH

The Fund is passively managed to the Underlying Index, which consists of large and mid cap U.S. equity securities selected to provide exposure to the highest dividend yielding sectors on a risk adjusted basis. The Underlying Index uses a proprietary selection process that seeks to identify companies within each sector that have higher dividend yields over a rolling twelve month period. Within each sector, individual equity securities are also weighted to diversify risk. The Underlying Index’s methodology includes quarterly rebalancing.

HOW DID THE FUND PERFORM?

The Fund posted a positive absolute performance for the twelve months ended October 31, 2019 and performed in line with the Underlying Index, before considering operating expenses, fees and tax management of the Fund’s portfolio. The Fund and the Underlying Index underperformed the Russell 1000 Index, which is a more traditional market capitalization weighted index.

On an absolute basis, the Fund’s and the Underlying Index’s allocations to the utilities and financials sectors were leading contributors to performance, while the Fund’s and the Underlying Index’s allocations to the oil & gas and consumer services sectors were leading detractors from performance.

Relative to the Russell 1000 Index, the Fund’s and the Underlying Index’s security selection in the consumer services and consumer goods sectors were leading detractors from performance, while the Fund’s and the Underlying Index’s overweight positions and security selection in the utilities sector and their underweight positions and security selection the health care sector were leading contributors to relative performance.

HOW WAS THE FUND POSITIONED?

During the reporting period, the Fund’s and the Underlying Index’s largest allocations were in the financials and utilities sectors and their smallest allocations were in the telecommunications and technology sectors.

38	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2019

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO****
1.	Reliance Steel & Aluminum Co.	0.7%
2.	Intel Corp.	0.7
3.	LyondellBasell Industries NV, Class A	0.7
4.	Eastman Chemical Co.	0.7
5.	KLA Corp.	0.6
6.	AGNC Investment Corp.	0.6
7.	CenturyLink, Inc.	0.6
8.	PBF Energy, Inc., Class A	0.6
9.	Liberty Property Trust	0.6
10.	PPL Corp.	0.6

PORTFOLIO COMPOSITION BY SECTOR****
Financials	17.7%
Utilities	16.0
Consumer Goods	14.1
Basic Materials	9.7
Consumer Services	9.3
Industrials	8.9
Oil & Gas	7.4
Health Care	6.2
Technology	5.3
Telecommunications	3.4
Short-Term Investments	2.0

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $27.09 as of October 31, 2019.
**	Market price return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return is the midpoint of the bid/ask spread at the close of business on the NYSE Arca. The midpoint price was $27.10 as of October 31, 2019.
***	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
****	Percentages indicated are based on total investments as of October 31, 2019. The Fund’s composition is subject to change.

OCTOBER 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	39

JPMorgan U.S. Dividend ETF

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2019 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2019 (Unaudited)
	INCEPTION DATE	1 YEAR	SINCE INCEPTION
JPMorgan U.S. Dividend ETF
Net Asset Value	November 8, 2017	12.57%	7.80%
Market Price		12.69%	7.82%

LIFE OF FUND PERFORMANCE (11/8/17 TO 10/31/19)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-844-457-6383.

Fund commenced operations on November 8, 2017.

The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan U.S. Dividend ETF, the JP Morgan US Dividend Index, and the Russell 1000 Index from November 8, 2017 to October 31, 2019. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the JP Morgan US Dividend Index and Russell 1000 Index does not reflect the deduction of expenses associated with an exchange-traded fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable. The Fund’s adviser is a sponsor of the JP Morgan US Dividend Index and developed the proprietary factors on which the index is based. FTSE International Limited, the benchmark administrator, administers, calculates and governs the JP Morgan US Dividend Index. The JP Morgan US Dividend Index contains U.S. large- and mid-cap equity securities from the Russell 1000 Index using a rules-based factor selection process. The Underlying Index is designed to provide exposure to the highest dividend yielding sectors on a risk adjusted basis, meaning that the index will establish sector weights by considering both the yield of the sector and the relative volatility of sector returns. The Russell 1000 Index is a market-capitalization weighted index, which measures the performance of the 1,000 largest companies in the Russell 3000 Index. Investors cannot invest directly in an index.

Fund performance reflects the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or redemption or sale of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

40	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2019

JPMorgan U.S. Minimum Volatility ETF

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2019 (Unaudited)

REPORTING PERIOD RETURN:
JPMorgan U.S. Minimum Volatility ETF
Net Asset Value*	17.82%
Market Price**	17.90%
JP Morgan US Minimum Volatility Index	18.02%
Russell 1000 Index	14.15%

Net Assets as of 10/31/2019	$107,244,658

INVESTMENT OBJECTIVE***

The JPMorgan U.S. Minimum Volatility ETF (the “Fund”) seeks investment results that closely correspond, before fees and expenses, to the performance of the JP Morgan US Minimum Volatility Index (the “Underlying Index”).

INVESTMENT APPROACH

The Fund is passively managed to the Underlying Index, which consists of large and mid cap U.S. equity securities and is designed so that it targets lower volatility than the Russell 1000 Index. The Underlying Index is designed to distribute risk among sectors and stocks in order to seek to minimize the overall portfolio volatility based upon the parameters of the rule-based process. The Underlying Index’s methodology includes quarterly rebalancing.

HOW DID THE FUND PERFORM?

The Fund posted a positive absolute return for the twelve months ended October 31, 2019 and performed in line with the Underlying Index, before considering operating expenses, fees and tax management of the Fund’s portfolio. The Fund and the Underlying Index outperformed the Russell 1000 Index, which is a more traditional market capitalization weighted equity index.

In terms of absolute performance, the Fund’s and the Underlying Index’s positions in the utilities and financials sectors were leading contributors to performance, while their positions in the oil & gas sector were the sole sector detractors from performance.

Relative to the Russell 1000 Index, the Fund’s and the Underlying Index’s overweight positions and security selection in the utilities sector and their security selection in the health care sector were leading contributors to performance. The Fund’s and the Underlying Index’s underweight positions in the technology sector and their security selection in the telecommunications sector were leading detractors from relative performance.

HOW WAS THE FUND POSITIONED?

During the reporting period, among the Fund’s and the Underlying Index’s largest allocations were in the health care and consumer goods sectors, while among their smallest allocations were in the telecommunications and oil & gas sectors.

OCTOBER 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	41

JPMorgan U.S. Minimum Volatility ETF

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2019 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO****
1.	Archer-Daniels-Midland Co.	0.7%
2.	AT&T, Inc.	0.6
3.	NextEra Energy, Inc.	0.6
4.	Entergy Corp.	0.6
5.	Southern Co. (The)	0.6
6.	Microsoft Corp.	0.6
7.	Sysco Corp.	0.6
8.	ANSYS, Inc.	0.6
9.	Dominion Energy, Inc.	0.6
10.	ResMed, Inc.	0.6

PORTFOLIO COMPOSITION BY SECTOR****
Consumer Goods	18.7%
Utilities	16.8
Health Care	16.8
Financials	14.0
Consumer Services	9.7
Basic Materials	5.1
Industrials	5.0
Oil & Gas	5.0
Technology	4.9
Telecommunications	3.5
Short-Term Investments	0.5

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $30.21 as of October 31, 2019.
**	Market price return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return is the midpoint of the bid/ask spread at the close of business on the NYSE Arca. The midpoint price was $30.23 as of October 31, 2019.
***	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
****	Percentages indicated are based on total investments as of October 31, 2019. The Fund’s composition is subject to change.

42	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2019

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2019 (Unaudited)
	INCEPTION DATE	1 YEAR	SINCE INCEPTION
JPMorgan U.S. Minimum Volatility ETF
Net Asset Value	November 8, 2017	17.82%	12.26%
Market Price		17.90%	12.30%

LIFE OF FUND PERFORMANCE (11/8/17 TO 10/31/19)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-844-457-6383.

Fund commenced operations on November 8, 2017.

The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan U.S. Minimum Volatility ETF, the JP Morgan US Minimum Volatility Index, and the Russell 1000 Index from November 8, 2017 to October 31, 2019. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the JP Morgan US Minimum Volatility Index and Russell 1000 Index does not reflect the deduction of expenses associated with an exchange-traded fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable. The Fund’s adviser is a sponsor of the JP Morgan US Minimum Volatility Index and developed the proprietary factors on which the index is based.

FTSE International Limited, the benchmark administrator, administers, calculates and governs the JP Morgan US Minimum Volatility Index. The JP Morgan US Minimum Volatility Index contains U.S. large- and mid-cap equity securities selected from the Russell 1000 Index, using a rules-based factor selection process. The Underlying Index is designed to distribute risk among sectors and stocks in order to seek to minimize the overall portfolio volatility based upon the parameters of the rules-based process. The Russell 1000 Index is a market-capitalization weighted index, which measures the performance of the 1,000 largest companies in the Russell 3000 Index. Investors cannot invest directly in an index.

Fund performance reflects the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or redemption or sale of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	43

JPMorgan U.S. Momentum Factor ETF

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2019 (Unaudited)

REPORTING PERIOD RETURN:
JPMorgan U.S. Momentum Factor ETF
Net Asset Value*	13.06%
Market Price**	13.06%
JP Morgan US Momentum Factor Index	13.18%
Russell 1000 Index	14.15%

Net Assets as of 10/31/2019	$56,620,589

INVESTMENT OBJECTIVE***

The JPMorgan U.S. Momentum Factor ETF (the “Fund”) seeks investment results that closely correspond, before fees and expenses, to the performance of the JP Morgan US Momentum Factor Index (the “Underlying Index”).

INVESTMENT APPROACH

The Fund is passively managed to the Underlying Index, which is composed of U.S. large and mid cap securities selected to represent positive momentum factor characteristics. The Underlying Index uses a proprietary selection process that utilizes a momentum factor to identify the companies that have had better recent performance compared with other companies. The Underlying Index’s methodology includes quarterly rebalancing.

HOW DID THE FUND PERFORM?

The Fund posted a positive absolute performance for the twelve months ended October 31, 2019 and performed in line with the Underlying Index, before considering operating expenses, fees and tax management of the Fund’s portfolio.

The Fund underperformed the Russell 1000 Index, which is a more traditional market capitalization weighted index.

On an absolute basis, the Fund’s and the Underlying Index’s positions in the financials and technology sectors were leading contributors to performance, while the Fund’s and the Underlying Index’s positions in the oil & gas sector were the sole sector detractors from performance.

Relative to the Russell 1000 Index, the Fund’s and the Underlying Index’s security selection in the technology and health care sectors was a leading detractor from relative performance, while the Fund’s and Underlying Index’s security selection in the financials and basic materials sectors was a leading contributor to performance.

HOW WAS THE FUND POSITIONED?

During the reporting period, among the Fund’s and Underlying Index’s largest allocations were in the technology and financials sectors and among their smallest allocations were in the telecommunications and basic materials sectors.

44	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2019

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO****
1.	Microsoft Corp.	2.2%
2.	Berkshire Hathaway, Inc., Class B	2.0
3.	Visa, Inc., Class A	2.0
4.	Mastercard, Inc., Class A	1.9
5.	Home Depot, Inc. (The)	1.8
6.	Verizon Communications, Inc.	1.8
7.	Amazon.com, Inc.	1.7
8.	Merck & Co., Inc.	1.7
9.	Procter & Gamble Co. (The)	1.7
10.	Cisco Systems, Inc.	1.6

PORTFOLIO COMPOSITION BY SECTOR****
Technology	21.3%
Financials	19.0
Consumer Services	13.6
Health Care	12.5
Industrials	12.2
Consumer Goods	8.3
Oil & Gas	4.1
Utilities	3.5
Telecommunications	2.2
Basic Materials	2.1
Short-Term Investments	1.2

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $29.04 as of October 31, 2019.
**	Market price return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return is the midpoint of the bid/ask spread at the close of business on the NYSE Arca. The midpoint price was $29.05 as of October 31, 2019.
***	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
****	Percentages indicated are based on total investments as of October 31, 2019. The Fund’s composition is subject to change.

OCTOBER 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	45

JPMorgan U.S. Momentum Factor ETF

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2019 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2019 (Unaudited)
	INCEPTION DATE	1 YEAR	SINCE INCEPTION
JPMorgan U.S. Momentum Factor ETF
Net Asset Value	November 8, 2017	13.06%	9.15%
Market Price		13.06%	9.17%

LIFE OF FUND PERFORMANCE (11/8/17 TO 10/31/19)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-844-457-6383.

Fund commenced operations on November 8, 2017.

The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan U.S. Momentum Factor ETF, the JP Morgan US Momentum Factor Index, and the Russell 1000 Index from November 8, 2017 to October 31, 2019. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the JP Morgan US Momentum Factor Index and Russell 1000 Index does not reflect the deduction of expenses associated with an exchange-traded fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable. The Fund’s adviser is a sponsor of the JP Morgan US Momentum Factor Index and developed the proprietary factors on which the index is based. FTSE

International Limited, the benchmark administrator, administers, calculates and governs the JP Morgan US Momentum Factor Index. The JP Morgan US Momentum Factor Index contains U.S. large- and mid-cap equity securities selected from the Russell 1000 Index, using a rules-based risk allocation and factor selection process. It is designed to reflect a sub-set of U.S. securities selected utilizing a momentum factor to identify companies that have had better recent performance compared to other securities without undue concentration in individual securities. The Russell 1000 Index is a market-capitalization weighted index, which measures the performance of the 1,000 largest companies in the Russell 3000 Index. Investors cannot invest directly in an index.

Fund performance reflects the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or redemption or sale of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

46	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2019

JPMorgan U.S. Quality Factor ETF

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2019 (Unaudited)

REPORTING PERIOD RETURN:
JPMorgan U.S. Quality Factor ETF
Net Asset Value*	14.10%
Market Price**	14.18%
JP Morgan US Quality Factor Index	14.36%
Russell 1000 Index	14.15%

Net Assets as of 10/31/2019	$107,067,872

INVESTMENT OBJECTIVE***

The JPMorgan U.S. Quality Factor ETF (the “Fund”) seeks investment results that closely correspond, before fees and expenses, to the performance of the JP Morgan US Quality Factor Index (the “Underlying Index”).

INVESTMENT APPROACH

The Fund is passively managed to the Underlying Index, which consists of large and mid cap U.S. equity securities selected to represent quality factor characteristics. The Underlying Index uses a proprietary selection process that utilizes a quality factor to identify higher quality companies relative to their sector peers as measured by profitability, quality of earnings and solvency. The Underlying Index’s methodology includes quarterly rebalancing.

HOW DID THE FUND PERFORM?

The Fund posted a positive absolute performance for the twelve months ended October 31, 2019 and performed in line with the Underlying Index, before considering operating expenses, fees and tax management of the Fund’s portfolio.

Both the Fund and the Underlying Index performed in line with the Russell 1000 Index, which is a more traditional market capitalization weighted index.

On an absolute basis, the Fund’s and the Underlying Index’s positions in the technology and financials sectors were leading contributors to performance, while the Fund’s and the Underlying Index’s positions in the oil & gas sector were the sole sector detractors from performance.

Relative to the Russell 1000 Index, the Fund’s and the Underlying Index’s security selection in the financials and consumer services sectors was a leading contributor to performance. The Fund’s and the Underlying Index’s security selection in the industrials and utilities sectors was a leading detractor from performance.

HOW WAS THE FUND POSITIONED?

During the reporting period, among the Fund’s and the Underlying Index’s largest allocations were in the technology and financials sectors and among their smallest allocations were in the telecommunications and basic materials energy sectors.

OCTOBER 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	47

JPMorgan U.S. Quality Factor ETF

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2019 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO****
1.	Apple, Inc.	2.3%
2.	Microsoft Corp.	2.0
3.	Johnson & Johnson	2.0
4.	Visa, Inc., Class A	1.9
5.	Alphabet, Inc., Class A	1.9
6.	Home Depot, Inc. (The)	1.9
7.	Facebook, Inc., Class A	1.8
8.	Verizon Communications, Inc.	1.8
9.	Mastercard, Inc., Class A	1.8
10.	Merck & Co., Inc.	1.6

PORTFOLIO COMPOSITION BY SECTOR****
Technology	22.2%
Financials	18.2
Consumer Services	13.8
Health Care	12.8
Industrials	12.5
Consumer Goods	7.8
Oil & Gas	4.2
Utilities	3.3
Basic Materials	2.1
Telecommunications	2.0
Short-Term Investments	1.1

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $29.74 as of October 31, 2019.
**	Market price return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return is the midpoint of the bid/ask spread at the close of business on the NYSE Arca. The midpoint price was $29.76 as of October 31, 2019.
***	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
****	Percentages indicated are based on total investments as of October 31, 2019. The Fund’s composition is subject to change.

48	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2019

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2019 (Unaudited)
	INCEPTION DATE	1 YEAR	SINCE INCEPTION
JPMorgan U.S. Quality Factor ETF
Net Asset Value	November 8, 2017	14.10%	11.22%
Market Price		14.18%	11.25%

LIFE OF FUND PERFORMANCE (11/8/17 TO 10/31/19)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-844-457-6383.

Fund commenced operations on November 8, 2017.

The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan U.S. Quality Factor ETF, the JP Morgan US Quality Factor Index, and the Russell 1000 Index from November 8, 2017 to October 31, 2019. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the JP Morgan US Quality Factor Index and Russell 1000 Index does not reflect the deduction of expenses associated with an exchange-traded fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable. The Fund’s adviser is a sponsor of the JP Morgan US Quality Factor Index and developed the proprietary factors on which the index is based. FTSE

International Limited, the benchmark administrator, administers, calculates and governs the JP Morgan US Quality Factor Index. The JP Morgan US Quality Factor Index contains U.S. large- and mid-cap equity securities selected from the Russell 1000 Index, using a rules-based risk allocation and factor selection process. It is designed to reflect a sub-set of U.S. securities selected utilizing a quality factor to identifying higher quality companies as measured by profitability, solvency, and earnings quality without undue concentration in individual securities. The Russell 1000 Index is a market-capitalization weighted index, which measures the performance of the 1,000 largest companies in the Russell 3000 Index. Investors cannot invest directly in an index.

Fund performance reflects the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or redemption or sale of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	49

JPMorgan U.S. Value Factor ETF

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2019 (Unaudited)

REPORTING PERIOD RETURN:
JPMorgan U.S. Value Factor ETF
Net Asset Value*	11.01%
Market Price**	11.05%
JP Morgan US Value Factor Index	11.56%
Russell 1000 Index	14.15%

Net Assets as of 10/31/2019	$66,849,642

INVESTMENT OBJECTIVE***

The JPMorgan U.S. Value Factor ETF (the “Fund”) seeks investment results that closely correspond, before fees and expenses, to the performance of the JP Morgan US Value Factor Index (the “Underlying Index”).

INVESTMENT APPROACH

The Fund is passively managed to the Underlying Index, which consists of large and mid cap U.S. equity securities selected to represent value factor characteristics. The Underlying Index uses a proprietary selection process that utilizes a value factor to identify companies of attractive prices relative to their sector peers based on fundamental characteristics of book yield, earnings yield, dividend yield and cash flow yield. The Underlying Index’s methodology includes quarterly rebalancing.

HOW DID THE FUND PERFORM?

The Fund posted a positive absolute return for the twelve months ended October 31, 2019 and performed in line with the Underlying Index, before considering operating expenses, fees and tax management of the Fund’s portfolio. The Fund and the

Underlying Index underperformed the Russell 1000 Index, which is a more traditional market capitalization weighted index.

On an absolute basis, the Fund’s and the Underlying Index’s positions in the technology and industrials sectors were leading contributors to performance, while the Fund’s and the Underlying Index’s positions in the oil & gas and consumer services sectors were leading detractors from performance.

Relative to the Russell 1000 Index, the Fund’s and the Underlying Index’s security selection in the consumer services and financials sectors was a leading detractor from performance. The Fund’s and the Underlying Index’s security selection in the oil & gas and consumer goods sectors was a leading contributor to relative performance.

HOW WAS THE FUND POSITIONED?

During the reporting period, among the Fund’s and the Underlying Index’s largest allocations were in the technology and financials sectors and among their smallest allocations were in the telecommunications and basic materials.

50	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2019

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO****
1.	Apple, Inc.	2.2%
2.	Microsoft Corp.	1.9
3.	Intel Corp.	1.8
4.	Wells Fargo & Co.	1.7
5.	Johnson & Johnson	1.5
6.	Pfizer, Inc.	1.5
7.	Walt Disney Co. (The)	1.5
8.	Cisco Systems, Inc.	1.5
9.	Comcast Corp., Class A	1.5
10.	UnitedHealth Group, Inc.	1.4

PORTFOLIO COMPOSITION BY SECTOR****
Technology	21.8%
Financials	19.0
Consumer Services	13.4
Industrials	12.8
Health Care	12.1
Consumer Goods	8.6
Oil & Gas	4.2
Utilities	3.2
Basic Materials	2.2
Telecommunications	2.0
Short-Term Investments	0.7

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $27.29 as of October 31, 2019.
**	Market price return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return is the midpoint of the bid/ask spread at the close of business on the NYSE Arca. The midpoint price was $27.30 as of October 31, 2019.
***	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
****	Percentages indicated are based on total investments as of October 31, 2019. The Fund’s composition is subject to change.

OCTOBER 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	51

JPMorgan U.S. Value Factor ETF

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2019 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2019 (Unaudited)
	INCEPTION DATE	1 YEAR	SINCE INCEPTION
JPMorgan U.S. Value Factor ETF
Net Asset Value	November 8, 2017	11.01%	7.07%
Market Price		11.05%	7.09%

LIFE OF FUND PERFORMANCE (11/8/17 TO 10/31/19)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-844-457-6383.

Fund commenced operations on November 8, 2017.

The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan U.S. Value Factor ETF, the JP Morgan US Value Factor Index, and the Russell 1000 Index from November 8, 2017 to October 31, 2019. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the JP Morgan US Value Factor Index and Russell 1000 Index does not reflect the deduction of expenses associated with an exchange-traded fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable. The Fund’s adviser is a sponsor of the JP Morgan US Value Factor Index and developed the proprietary factors on which the index is based. FTSE International

Limited, the benchmark administrator, administers, calculates and governs the JP Morgan US Value Factor Index. The JP Morgan US Value Factor Index contains U.S. large- and mid-cap equity securities selected from the Russell 1000 Index, using a rules-based risk allocation and factor selection process. It is designed to reflect a sub-set of U.S. securities selected utilizing a value factor to identify companies with attractive valuations without undue concentration in individual securities. The Russell 1000 Index is a market-capitalization weighted index, which measures the performance of the 1,000 largest companies in the Russell 3000 Index. Investors cannot invest directly in an index.

Fund performance reflects the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or redemption or sale of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

52	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2019

JPMorgan BetaBuilders Canada ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019

INVESTMENTS	SHARES	VALUE($)
Common Stocks — 99.4%

Aerospace & Defense — 0.6%

Bombardier, Inc., Class B*	5,418,770	6,829,518

CAE, Inc.	678,374	17,012,143

		23,841,661

Airlines — 0.6%

Air Canada*	678,048	24,144,295

Auto Components — 1.0%

Magna International, Inc.	744,561	40,034,781

Banks — 26.3%

Bank of Montreal (a)	1,628,132	120,524,539

Bank of Nova Scotia (The)	3,109,857	178,360,487

Canadian Imperial Bank of Commerce	1,133,676	96,669,313

National Bank of Canada (a)	855,115	44,161,356

Royal Bank of Canada	3,655,520	294,861,776

Toronto-Dominion Bank (The)	4,637,304	264,802,698

		999,380,169

Capital Markets — 4.1%

Brookfield Asset Management, Inc., Class A	2,347,413	129,801,905

CI Financial Corp.	555,225	8,081,135

IGM Financial, Inc.	206,428	5,825,624

TMX Group Ltd.	128,562	11,232,947

		154,941,611

Chemicals — 2.0%

Methanex Corp.	194,262	7,361,337

Nutrien Ltd.	1,459,775	69,835,565

		77,196,902

Commercial Services & Supplies — 1.9%

Ritchie Bros Auctioneers, Inc.	274,790	11,305,801

Waste Connections, Inc.	671,930	62,065,905

		73,371,706

Construction & Engineering — 0.5%

SNC-Lavalin Group, Inc.	447,346	8,086,940

WSP Global, Inc.	163,738	10,216,376

		18,303,316

Containers & Packaging — 0.4%

CCL Industries, Inc., Class B	369,022	15,188,431

Diversified Financial Services — 0.3%

Onex Corp. (a)	216,129	12,705,845

Diversified Telecommunication Services — 1.4%

BCE, Inc.	756,886	35,904,819

TELUS Corp.	506,089	18,001,875

		53,906,694

INVESTMENTS	SHARES	VALUE($)

Electric Utilities — 2.3%

Emera, Inc. (a)	608,015	25,172,772

Fortis, Inc.	1,110,618	46,141,536

Hydro One Ltd. (a) (b)	775,337	14,416,523

		85,730,831

Equity Real Estate Investment Trusts (REITs) — 0.6%

Canadian Apartment Properties	199,543	8,308,358

H&R	357,168	6,041,836

RioCan (a)	380,113	7,627,657

		21,977,851

Food & Staples Retailing — 3.8%

Alimentation Couche-Tard, Inc., Class B	2,228,510	66,833,304

Empire Co. Ltd., Class A	441,789	11,729,832

George Weston Ltd.	180,010	14,412,007

Loblaw Cos. Ltd.	447,802	23,880,960

Metro, Inc.	648,759	27,435,940

		144,292,043

Food Products — 0.5%

Saputo, Inc.	602,555	17,475,971

Gas Utilities — 0.3%

AltaGas Ltd. (a)	706,399	10,276,065

Hotels, Restaurants & Leisure — 1.6%

Restaurant Brands International, Inc.	759,085	49,662,405

Stars Group, Inc. (The)*	593,871	12,922,590

		62,584,995

Insurance — 7.6%

Fairfax Financial Holdings Ltd.	69,996	29,654,368

Great-West Lifeco, Inc.	685,804	16,677,778

iA Financial Corp., Inc.	270,894	13,045,939

Intact Financial Corp.	354,677	36,596,010

Manulife Financial Corp.	4,987,801	92,894,054

Power Corp. of Canada	834,948	19,322,159

Power Financial Corp.	609,209	14,246,175

Sun Life Financial, Inc.	1,506,080	67,568,345

		290,004,828

IT Services — 3.4%

CGI, Inc.*	612,826	47,635,810

Shopify, Inc., Class A*	255,537	80,128,146

		127,763,956

Media — 0.9%

Quebecor, Inc., Class B	455,284	10,584,463

Shaw Communications, Inc., Class B	1,157,171	23,616,093

		34,200,556

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	53

JPMorgan BetaBuilders Canada ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued

Metals & Mining — 7.2%

Agnico Eagle Mines Ltd.	607,197	37,318,804

Barrick Gold Corp.	4,527,587	78,650,969

First Quantum Minerals Ltd.	1,756,696	14,844,755

Franco-Nevada Corp.	477,068	46,290,555

Kinross Gold Corp.*	3,191,528	15,508,146

Kirkland Lake Gold Ltd.	487,393	22,887,599

Lundin Mining Corp.	1,630,746	8,233,590

Teck Resources Ltd., Class B	1,247,083	19,713,210

Wheaton Precious Metals Corp.	1,137,190	31,876,892

		275,324,520

Multiline Retail — 1.1%

Canadian Tire Corp. Ltd., Class A (a)	148,395	15,997,727

Dollarama, Inc.	745,966	25,095,857

		41,093,584

Multi-Utilities — 0.9%

Algonquin Power & Utilities Corp.	1,262,861	17,345,042

Atco Ltd., Class I	188,746	6,634,986

Canadian Utilities Ltd., Class A	304,912	8,892,013

		32,872,041

Oil, Gas & Consumable Fuels — 17.7%

ARC Resources Ltd. (a)	902,452	3,823,311

Cameco Corp.	1,008,564	9,005,173

Canadian Natural Resources Ltd.	3,028,571	76,363,862

Cenovus Energy, Inc.	2,598,700	22,137,586

Crescent Point Energy Corp.	1,394,362	5,092,158

Enbridge, Inc.	5,157,153	187,828,281

Encana Corp.	3,310,158	12,968,199

Husky Energy, Inc.	768,370	5,367,097

Imperial Oil Ltd.	602,550	15,005,421

Inter Pipeline Ltd. (a)	1,050,953	17,642,222

Keyera Corp.	545,633	12,647,616

Pembina Pipeline Corp.	1,302,321	45,849,689

PrairieSky Royalty Ltd. (a)	529,282	5,167,843

Seven Generations Energy Ltd., Class A*	742,730	4,161,679

Suncor Energy, Inc.	3,964,012	117,857,953

TC Energy Corp.	2,376,925	119,811,746

Tourmaline Oil Corp.	637,781	5,471,813

Vermilion Energy, Inc. (a)	395,381	5,223,316

		671,424,965

Paper & Forest Products — 0.2%

West Fraser Timber Co. Ltd.	128,542	5,943,518

Pharmaceuticals — 1.1%

Aurora Cannabis, Inc.* (a)	2,599,279	9,314,856

INVESTMENTS	SHARES	VALUE($)

Pharmaceuticals — continued

Bausch Health Cos., Inc.*	793,206	19,717,231

Canopy Growth Corp.* (a)	565,344	11,301,729

		40,333,816

Professional Services — 0.8%

Thomson Reuters Corp.	434,191	29,177,925

Road & Rail — 6.4%

Canadian National Railway Co.	1,836,483	164,253,054

Canadian Pacific Railway Ltd.	354,371	80,584,358

		244,837,412

Software — 2.2%

BlackBerry Ltd.* (a)	1,257,367	6,606,165

Constellation Software, Inc. (a)	50,222	49,601,613

Open Text Corp.	687,586	27,783,256

		83,991,034

Textiles, Apparel & Luxury Goods — 0.3%

Gildan Activewear, Inc.	519,025	13,260,338

Thrifts & Mortgage Finance — 0.1%

Genworth MI Canada, Inc. (a)	99,162	4,005,329

Trading Companies & Distributors — 0.2%

Finning International, Inc.	416,139	7,086,780

Wireless Telecommunication Services — 1.1%

Rogers Communications, Inc., Class B	908,876	42,790,525

Total Common Stocks (Cost $3,653,743,505)		3,779,464,294

Short-Term Investments — 6.0%

Investment of Cash Collateral from Securities Loaned — 6.0%

JPMorgan Securities Lending Money Market Fund Class Agency SL Shares, 1.98% (c) (d)	173,986,803	174,004,202

JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.70% (c) (d)	52,671,952	52,671,952

Total Investment of Cash Collateral from Securities Loaned (Cost $226,676,154)		226,676,154

Total Investments — 105.4% (Cost $3,880,419,659)		4,006,140,448

Liabilities in Excess of Other Assets — (5.4)%		(205,386,428)

NET ASSETS — 100.0%		3,800,754,020

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2019

(a)	Thesecurity or a portion of this security is on loan at October 31, 2019. The total value of securities on loan at October 31, 2019 is $213,748,097.
(b)

    Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	Therate shown is the current yield as of October 31, 2019.
*	Non-incomeproducing security.

Futures contracts outstanding as of October 31, 2019:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)($)

Long Contracts

S&P/TSX 60 Index	136	12/2019	CAD	20,318,943	(100,766)

Abbreviations

CAD	CanadianDollar
TSX	TorontoStock Exchange

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	55

JPMorgan BetaBuilders Developed Asia ex-Japan ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019

INVESTMENTS	SHARES	VALUE($)
Common Stocks — 99.1%

Australia — 56.6%

AGL Energy Ltd.	542,934	7,411,383

Alumina Ltd.	1,922,831	3,001,755

AMP Ltd.	2,423,233	3,061,853

APA Group	974,848	7,830,230

Aristocrat Leisure Ltd.	525,731	11,463,585

ASX Ltd.	159,727	9,066,402

Aurizon Holdings Ltd.	1,644,292	6,689,373

AusNet Services	1,425,512	1,820,904

Australia & New Zealand Banking Group Ltd.	2,388,284	43,889,777

Bendigo & Adelaide Bank Ltd.	397,829	2,919,711

BHP Group Ltd.	2,428,745	59,534,508

BlueScope Steel Ltd.	431,004	3,945,491

Boral Ltd.	968,589	3,362,861

Brambles Ltd.	1,310,516	10,834,102

Caltex Australia Ltd.	215,488	4,050,876

Challenger Ltd.	420,592	2,306,826

CIMIC Group Ltd.	80,978	1,845,399

Coca-Cola Amatil Ltd.	414,200	2,906,710

Cochlear Ltd.	47,270	6,896,226

Coles Group Ltd.	936,807	9,694,896

Commonwealth Bank of Australia	1,452,160	78,736,275

Computershare Ltd.	414,744	4,527,125

Crown Resorts Ltd.	290,201	2,493,004

CSL Ltd.	373,375	65,847,036

Dexus, REIT	894,118	7,373,318

Domino’s Pizza Enterprises Ltd.	51,491	1,811,543

Flight Centre Travel Group Ltd.	47,590	1,398,038

Fortescue Metals Group Ltd.	1,412,374	8,644,613

Goodman Group, REIT	1,322,475	13,131,205

GPT Group (The), REIT	1,591,815	6,533,973

Harvey Norman Holdings Ltd.	552,149	1,557,899

Iluka Resources Ltd.	345,316	2,235,179

Incitec Pivot Ltd.	1,381,986	3,288,352

Insurance Australia Group Ltd.	1,906,711	10,447,006

Lendlease Group	482,076	6,231,177

Macquarie Group Ltd.	261,137	24,112,720

Magellan Financial Group Ltd.	121,692	4,036,273

Medibank Pvt Ltd.	2,272,510	5,296,594

Mirvac Group, REIT	3,265,709	7,236,416

National Australia Bank Ltd.	2,378,957	46,696,904

Newcrest Mining Ltd.	629,880	13,749,230

Orica Ltd.	309,378	4,889,319

Origin Energy Ltd.	1,450,463	7,863,627

Qantas Airways Ltd.	636,474	2,815,210

QBE Insurance Group Ltd.	1,126,306	9,799,298

INVESTMENTS	SHARES	VALUE($)

Australia — continued

Ramsay Health Care Ltd.	131,870	6,230,943

REA Group Ltd.	40,213	3,017,961

Reece Ltd.	147,003	1,052,885

Rio Tinto Ltd.	306,316	19,154,867

Santos Ltd.	1,453,722	8,131,417

Scentre Group, REIT	4,399,067	11,622,978

SEEK Ltd.	289,349	4,528,320

Seven Group Holdings Ltd.	109,352	1,413,404

Sonic Healthcare Ltd.	375,743	7,400,257

South32 Ltd.	4,240,199	7,420,058

Stockland, REIT	2,011,421	6,790,499

Suncorp Group Ltd.	1,038,417	9,641,187

Sydney Airport	911,508	5,520,499

Tabcorp Holdings Ltd.	1,658,652	5,496,188

Telstra Corp. Ltd.	3,434,878	8,272,719

TPG Telecom Ltd.	283,758	1,278,947

Transurban Group	2,151,970	22,040,362

Treasury Wine Estates Ltd.	593,017	7,189,232

Vicinity Centres, REIT	2,651,616	4,880,892

Washington H Soul Pattinson & Co. Ltd.	96,144	1,437,183

Wesfarmers Ltd.	935,606	25,705,697

Westpac Banking Corp.	2,834,277	55,028,901

WiseTech Global Ltd.	120,444	2,163,023

Woodside Petroleum Ltd.	772,396	17,118,971

Woolworths Group Ltd.	1,083,480	27,938,774

Worley Ltd.	264,347	2,481,222

		816,241,588

China — 0.2%

Evergrande Health Industry Group Ltd.* (a)	1,770,000	1,578,169

Yangzijiang Shipbuilding Holdings Ltd.	2,021,300	1,415,090

		2,993,259

Hong Kong — 24.5%

AIA Group Ltd.	9,975,200	99,335,285

ASM Pacific Technology Ltd.	225,200	3,144,430

Bank of East Asia Ltd. (The)	1,167,000	2,811,188

Cathay Pacific Airways Ltd.	813,000	1,038,649

Chow Tai Fook Jewellery Group Ltd.	885,400	796,074

CK Asset Holdings Ltd.	2,103,500	14,635,541

CK Infrastructure Holdings Ltd.	612,000	4,404,398

CLP Holdings Ltd.	1,428,500	14,835,578

Dairy Farm International Holdings Ltd.	190,100	1,146,303

Guoco Group Ltd.	64,000	1,059,841

Hang Lung Group Ltd.	705,000	1,765,768

Hang Lung Properties Ltd.	1,559,000	3,426,999

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2019

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued

Hong Kong — continued

Hang Seng Bank Ltd.	599,500	12,508,629

Henderson Land Development Co. Ltd.	1,360,700	6,796,129

HK Electric Investments & HK Electric Investments Ltd. (b)	1,901,000	1,897,131

HKT Trust & HKT Ltd.	2,993,000	4,656,090

Hong Kong & China Gas Co. Ltd.	8,098,600	15,718,590

Hong Kong Exchanges & Clearing Ltd. (a)	975,700	30,396,994

Hutchison Port Holdings Trust	4,492,900	695,955

Hysan Development Co. Ltd.	511,000	2,013,977

Jardine Matheson Holdings Ltd.	255,300	14,554,912

Jardine Strategic Holdings Ltd.	146,400	4,727,524

Kerry Properties Ltd.	493,000	1,594,196

Kingston Financial Group Ltd. (a)	2,812,000	426,108

Link, REIT	1,737,500	18,923,812

MTR Corp. Ltd.	1,271,500	7,290,508

New World Development Co. Ltd.	4,733,000	6,770,257

NWS Holdings Ltd.	1,195,000	1,778,495

PCCW Ltd.	3,637,000	2,160,068

Power Assets Holdings Ltd.	1,127,500	8,045,998

Shangri-La Asia Ltd. (a)	1,096,000	1,124,948

Sino Land Co. Ltd.	2,476,000	3,701,291

Sun Hung Kai Properties Ltd.	1,211,000	18,350,669

Swire Pacific Ltd., Class A (a)	404,000	3,851,044

Swire Pacific Ltd., Class B	692,500	1,022,636

Swire Properties Ltd.	869,800	2,735,565

Techtronic Industries Co. Ltd.	1,419,000	11,089,506

WH Group Ltd. (b)	7,767,500	8,198,933

Wharf Holdings Ltd. (The)	906,000	2,055,944

Wharf Real Estate Investment Co. Ltd.	952,000	5,599,402

Wheelock & Co. Ltd.	642,000	3,970,516

Yue Yuen Industrial Holdings Ltd.	653,500	1,841,687

		352,897,568

Macau — 2.1%

Galaxy Entertainment Group Ltd.	2,143,000	14,755,927

MGM China Holdings Ltd.	689,428	1,091,698

Sands China Ltd.	2,004,979	9,875,764

SJM Holdings Ltd.	1,780,000	1,901,470

Wynn Macau Ltd.	1,201,516	2,607,387

		30,232,246

New Zealand — 2.2%

a2 Milk Co. Ltd.*	606,561	5,035,886

Auckland International Airport Ltd.	780,640	4,652,476

Contact Energy Ltd.	587,298	2,777,688

Fisher & Paykel Healthcare Corp. Ltd.	474,196	5,816,109

INVESTMENTS	SHARES	VALUE($)

New Zealand — continued

Fletcher Building Ltd.	707,074	2,077,478

Mercury NZ Ltd.	517,762	1,646,476

Meridian Energy Ltd.	1,037,632	3,058,616

Ryman Healthcare Ltd.	341,006	2,818,398

Spark New Zealand Ltd.	1,517,107	4,352,072

		32,235,199

Singapore — 11.7%

Ascendas, REIT	2,133,200	4,968,336

CapitaLand Commercial Trust, REIT	2,357,300	3,550,058

CapitaLand Ltd.	2,081,000	5,500,547

CapitaLand Mall Trust, REIT	2,345,500	4,376,340

City Developments Ltd.	509,600	4,035,622

ComfortDelGro Corp. Ltd.	1,789,300	3,021,559

DBS Group Holdings Ltd.	1,477,700	28,166,264

Frasers Property Ltd.	313,300	423,736

Genting Singapore Ltd.	4,695,400	3,239,424

Golden Agri-Resources Ltd.	5,464,500	820,227

Great Eastern Holdings Ltd.	47,100	756,163

Jardine Cycle & Carriage Ltd.	82,100	1,973,861

Keppel, REIT	1,582,400	1,406,620

Keppel Corp. Ltd.	1,198,000	6,032,393

Mapletree North Asia Commercial Trust, REIT (b)	1,691,600	1,590,215

Olam International Ltd.	578,300	776,630

Oversea-Chinese Banking Corp. Ltd.	3,170,900	25,491,526

SATS Ltd.	553,400	2,052,267

Sembcorp Industries Ltd.	726,600	1,219,882

Sembcorp Marine Ltd.*	668,100	671,349

SIA Engineering Co. Ltd.	181,300	355,472

Singapore Airlines Ltd.	431,400	2,981,737

Singapore Exchange Ltd.	680,900	4,470,477

Singapore Press Holdings Ltd.	1,322,800	2,152,718

Singapore Technologies Engineering Ltd.	1,287,900	3,772,704

Singapore Telecommunications Ltd.	6,736,800	16,313,539

StarHub Ltd.	489,900	468,125

Suntec, REIT	1,918,500	2,620,879

United Overseas Bank Ltd.	1,154,300	22,725,216

UOL Group Ltd.	447,500	2,562,333

Venture Corp. Ltd.	221,200	2,565,838

Wilmar International Ltd.	2,509,200	6,898,997

Yanlord Land Group Ltd.	546,900	485,409

		168,446,463

Taiwan — 0.0% (c)

FIT Hon Teng Ltd. (b)	1,265,000	513,648

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	57

JPMorgan BetaBuilders Developed Asia ex-Japan ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued

United Kingdom — 1.4%

CK Hutchison Holdings Ltd.	2,212,500	20,428,198

United States — 0.4%

James Hardie Industries plc, CHDI	365,788	6,282,120

Total Common Stocks (Cost $1,372,523,032)		1,430,270,289

Short-Term Investments — 0.1%

Investment of Cash Collateral from Securities Loaned — 0.1%

JPMorgan Securities Lending Money Market Fund Class Agency SL Shares, 1.98% (d) (e)	1,000,000	1,000,100

JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.70% (d) (e)	546,282	546,282

Total Investment of Cash Collateral from Securities Loaned (Cost $1,546,382)		1,546,382

Total Investments — 99.2% (Cost $1,374,069,414)		1,431,816,671

Other Assets Less Liabilities — 0.8%		11,037,159

NET ASSETS — 100.0%		1,442,853,830

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2019

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE

Banks	22.3%

Insurance	9.4

Metals & Mining	8.2

Real Estate Management & Development	6.8

Equity Real Estate Investment Trusts (REITs)	6.6

Capital Markets	5.1

Biotechnology	4.6

Hotels, Restaurants & Leisure	4.0

Industrial Conglomerates	3.5

Food & Staples Retailing	2.8

Oil, Gas & Consumable Fuels	2.7

Diversified Telecommunication Services	2.6

Electric Utilities	2.5

Transportation Infrastructure	2.5

Multiline Retail	1.9

Gas Utilities	1.6

Food Products	1.5

Health Care Providers & Services	1.3

Road & Rail	1.2

Others (each less than 1.0%)	8.9

Abbreviations

CHDI	Clearing House Electronic Subregister System (CHESS) Depository Interest
REIT	RealEstate Investment Trust

(a)	The security or a portion of this security is on loan at October 31, 2019. The total value of securities on loan at October 31, 2019 is $1,455,691.
(b)

    Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

(c)	Amountrounds to less than 0.1% of net assets.
(d)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(e)	Therate shown is the current yield as of October 31, 2019.
*	Non-incomeproducing security.

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2019

Futures contracts outstanding as of October 31, 2019:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)($)
Long Contracts
Hang Seng Index	22	11/2019	HKD	3,776,926	29,856
MSCI Singapore Index	44	11/2019	SGD	1,197,957	13,511
SPI 200 Index	66	12/2019	AUD	7,544,418	(26,387)

					16,980

Abbreviations

AUD	AustralianDollar
HKD	HongKong Dollar
MSCI	MorganStanley Capital International
SGD	SingaporeDollar
SPI	AustralianSecurities Exchange

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	59

JPMorgan BetaBuilders Europe ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019

INVESTMENTS	SHARES	VALUE($)
Common Stocks — 99.3%

Australia — 1.1%

BHP Group plc	879,927	18,663,725

Rio Tinto plc	414,751	21,592,691

		40,256,416

Austria — 0.5%

ANDRITZ AG	29,733	1,336,982

BAWAG Group AG (a)	20,413	843,678

Erste Group Bank AG	124,783	4,413,308

EVN AG	14,175	258,958

IMMOFINANZ AG*	38,449	1,105,434

Lenzing AG (b)	5,510	580,384

Oesterreichische Post AG	13,226	487,441

OMV AG	59,753	3,493,258

Raiffeisen Bank International AG	55,871	1,376,622

Strabag SE	6,330	210,384

Telekom Austria AG*	57,109	442,034

UNIQA Insurance Group AG	48,268	464,182

Verbund AG	28,368	1,536,838

Vienna Insurance Group AG Wiener Versicherung Gruppe	15,808	428,425

voestalpine AG (b)	46,626	1,169,971

		18,147,899

Belgium — 1.7%

Ackermans & van Haaren NV	9,349	1,433,163

Ageas	78,098	4,503,969

Anheuser-Busch InBev SA/NV	352,716	28,470,336

bpost SA	40,331	460,913

Colruyt SA	20,070	1,115,622

Elia System Operator SA/NV	13,731	1,183,786

Groupe Bruxelles Lambert SA	33,480	3,363,265

KBC Group NV (b)	142,225	10,000,455

Proximus SADP	64,513	1,982,534

Sofina SA	6,562	1,452,118

Solvay SA	30,320	3,296,572

Telenet Group Holding NV*	18,462	907,057

UCB SA	52,670	4,245,143

Umicore SA (b)	83,151	3,432,475

		65,847,408

Chile — 0.0% (c)

Antofagasta plc	143,024	1,610,839

Colombia — 0.0% (c)

Millicom International Cellular SA, SDR (b)	24,989	1,139,202

Denmark — 2.8%

Ambu A/S, Class B (b)	71,825	1,129,064

AP Moller — Maersk A/S, Class A	1,343	1,613,273

INVESTMENTS	SHARES	VALUE($)

Denmark — continued

AP Moller — Maersk A/S, Class B (b)	2,727	3,478,568

Carlsberg A/S, Class B	44,154	6,217,952

Chr Hansen Holding A/S	42,848	3,289,687

Coloplast A/S, Class B	48,685	5,861,477

Danske Bank A/S	283,767	4,055,183

Demant A/S* (b)	41,898	1,106,745

DSV Panalpina A/S	87,726	8,526,018

Genmab A/S*	27,086	5,918,148

GN Store Nord A/S	59,040	2,597,345

H Lundbeck A/S	25,534	872,512

ISS A/S	66,954	1,752,938

Jyske Bank A/S (Registered)* (b)	26,855	893,335

Novo Nordisk A/S, Class B	690,619	37,976,249

Novozymes A/S, Class B	88,510	4,172,326

Orsted A/S (a)	69,591	6,108,120

Pandora A/S	41,505	2,042,296

Rockwool International A/S, Class A	2,489	468,469

Rockwool International A/S, Class B	2,905	570,944

Tryg A/S	50,144	1,401,578

Vestas Wind Systems A/S	82,806	6,746,024

		106,798,251

Finland — 2.0%

Elisa OYJ	62,103	3,391,832

Fortum OYJ	180,474	4,410,356

Huhtamaki OYJ	39,555	1,831,615

Kesko OYJ, Class A	10,314	634,977

Kesko OYJ, Class B	28,179	1,877,512

Kone OYJ, Class B	168,361	10,720,533

Konecranes OYJ	27,502	849,328

Metso OYJ	53,244	2,015,648

Neste OYJ	179,461	6,484,369

Nokia OYJ	2,342,643	8,599,874

Nokian Renkaat OYJ	54,635	1,561,422

Nordea Bank Abp (b)	1,345,482	9,848,036

Orion OYJ, Class A	13,443	591,345

Orion OYJ, Class B	43,203	1,916,685

Sampo OYJ, Class A	205,472	8,420,212

Stora Enso OYJ, Class A (b)	21,403	310,320

Stora Enso OYJ, Class R	255,134	3,314,630

UPM-Kymmene OYJ	221,667	7,219,580

Wartsila OYJ Abp	202,146	2,135,625

		76,133,899

France — 17.1%

Accor SA	75,381	3,242,411

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2019

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued

France — continued

Aeroports de Paris	13,552	2,577,445

Air Liquide SA	196,243	26,092,688

Airbus SE	251,093	36,021,402

Alstom SA	79,434	3,436,571

Amundi SA (a)	24,948	1,782,967

Arkema SA	29,951	3,065,124

Atos SE	40,067	3,109,467

AXA SA	808,725	21,407,948

BioMerieux	17,704	1,449,693

BNP Paribas SA	476,987	24,927,129

Bollore SA	375,038	1,624,804

Bouygues SA	103,701	4,398,797

Bureau Veritas SA	117,889	3,014,019

Capgemini SE	65,515	7,385,522

Carrefour SA	238,787	4,065,484

Casino Guichard Perrachon SA (b)	22,137	1,194,226

Cie de Saint-Gobain	227,266	9,256,081

Cie Generale des Etablissements Michelin SCA	74,972	9,128,387

CNP Assurances	65,440	1,298,935

Covivio, REIT	18,518	2,097,151

Credit Agricole SA	528,800	6,899,968

Danone SA	268,282	22,224,830

Dassault Aviation SA	966	1,341,920

Dassault Systemes SE	56,944	8,648,472

Edenred	101,324	5,340,560

Eiffage SA	33,481	3,596,067

Electricite de France SA	190,663	1,969,705

Engie SA	763,607	12,786,435

EssilorLuxottica SA	120,970	18,471,437

Eutelsat Communications SA (b)	71,442	1,355,250

Faurecia SE	30,869	1,440,600

Gecina SA, REIT	22,702	3,897,230

Getlink SE	181,019	3,032,230

Hermes International	14,516	10,456,646

ICADE, REIT	11,701	1,145,801

Iliad SA	10,755	1,114,600

Imerys SA	15,062	581,825

Ipsen SA	15,290	1,629,726

JCDecaux SA	31,563	862,791

Kering SA	30,956	17,613,860

Klepierre SA, REIT	87,094	3,246,450

Legrand SA	110,153	8,605,601

L’Oreal SA	102,399	29,906,843

LVMH Moet Hennessy Louis Vuitton SE	112,219	47,923,800

Natixis SA	378,824	1,740,441

INVESTMENTS	SHARES	VALUE($)

France — continued

Orange SA	794,510	12,787,248

Pernod Ricard SA (b)	90,635	16,743,303

Peugeot SA	237,490	6,014,701

Publicis Groupe SA	93,130	4,008,182

Renault SA	85,869	4,384,381

Rexel SA	103,120	1,278,432

Safran SA	139,763	22,137,065

Sanofi	477,632	44,031,535

Sartorius Stedim Biotech	9,966	1,493,021

Schneider Electric SE	230,342	21,408,092

SEB SA (b)	11,449	1,739,712

Societe Generale SA	331,969	9,440,842

Sodexo SA	35,631	3,918,290

Suez	175,745	2,741,190

Teleperformance	24,378	5,530,965

Thales SA	43,216	4,224,784

TOTAL SA	1,052,204	55,628,179

Ubisoft Entertainment SA*	30,046	1,775,697

Unibail-Rodamco-Westfield, REIT	57,390	8,874,580

Valeo SA	99,589	3,708,764

Veolia Environnement SA	234,359	6,169,215

Vinci SA (b)	208,312	23,371,844

Vivendi SA	345,593	9,623,940

Worldline SA* (a)	34,987	2,128,866

		659,572,167

Germany — 13.4%

1&1 Drillisch AG (b)	19,725	528,291

adidas AG	76,818	23,719,156

Allianz SE (Registered)	176,835	43,187,123

Aroundtown SA	370,586	3,132,411

BASF SE	382,652	29,088,914

Bayer AG (Registered)	388,518	30,139,749

Bayerische Motoren Werke AG (b)	132,887	10,175,792

Bayerische Motoren Werke AG (Preference)	23,069	1,419,970

Beiersdorf AG	40,798	4,830,038

Brenntag AG	64,046	3,210,001

Commerzbank AG	412,186	2,466,416

Continental AG (b)	44,966	6,022,784

Covestro AG (a)	70,577	3,389,244

Daimler AG (Registered)	369,939	21,623,997

Delivery Hero SE* (a) (b)	55,050	2,583,095

Deutsche Bank AG (Registered) (b)	861,050	6,244,109

Deutsche Boerse AG	79,035	12,239,336

Deutsche Lufthansa AG (Registered)	98,193	1,701,018

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	61

JPMorgan BetaBuilders Europe ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued

Germany — continued

Deutsche Post AG (Registered)	403,962	14,310,382

Deutsche Telekom AG (Registered)	1,348,773	23,732,444

Deutsche Wohnen SE	149,862	5,650,162

E.ON SE	916,881	9,246,265

Evonik Industries AG	69,894	1,841,983

Fraport AG Frankfurt Airport Services Worldwide	15,356	1,283,496

Fresenius Medical Care AG & Co. KGaA	88,342	6,376,496

Fresenius SE & Co. KGaA	170,380	8,971,409

GEA Group AG	68,100	2,081,842

Hannover Rueck SE	25,270	4,477,945

HeidelbergCement AG	60,863	4,512,267

Henkel AG & Co. KGaA	42,015	4,042,600

Henkel AG & Co. KGaA (Preference)	74,179	7,705,178

HOCHTIEF AG	9,418	1,176,713

HUGO BOSS AG	26,705	1,125,951

Infineon Technologies AG	520,063	10,072,983

KION Group AG	27,060	1,800,513

LANXESS AG	34,609	2,248,866

Merck KGaA	53,837	6,420,954

MTU Aero Engines AG	21,710	5,805,929

Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	60,107	16,700,117

Porsche Automobil Holding SE (Preference)	63,509	4,676,208

RWE AG	240,328	7,323,875

SAP SE	450,400	59,678,667

Sartorius AG (Preference) (b)	14,107	2,741,301

Siemens AG (Registered)	336,420	38,822,892

Siemens Healthineers AG (a)	62,493	2,655,162

Symrise AG (b)	53,025	5,096,069

Talanx AG	22,117	1,019,338

Telefonica Deutschland Holding AG	384,165	1,218,966

thyssenkrupp AG (b)	167,758	2,392,328

TUI AG	184,890	2,418,780

Uniper SE	76,235	2,375,983

United Internet AG (Registered)	51,899	1,566,746

Volkswagen AG	13,458	2,544,103

Volkswagen AG (Preference)	76,353	14,515,118

Vonovia SE	225,918	12,031,235

Wacker Chemie AG (b)	6,301	493,630

Wirecard AG (b)	47,783	6,045,311

Zalando SE* (a) (b)	55,309	2,398,035

		515,299,686

Ghana — 0.0% (c)

Tullow Oil plc	583,031	1,558,048

INVESTMENTS	SHARES	VALUE($)

Ireland — 1.0%

AIB Group plc	326,388	1,045,467

Bank of Ireland Group plc	384,927	1,855,363

CRH plc	335,023	12,198,115

Flutter Entertainment plc	32,383	3,345,134

Glanbia plc	83,461	929,910

Kerry Group plc, Class A	62,977	7,613,826

Kingspan Group plc	63,234	3,276,586

Ryanair Holdings plc, ADR*	40,576	3,028,593

Smurfit Kappa Group plc	97,952	3,271,354

		36,564,348

Italy — 3.6%

A2A SpA	648,763	1,302,378

Assicurazioni Generali SpA	505,917	10,258,732

Atlantia SpA	195,020	4,818,150

Banca Mediolanum SpA	102,999	883,198

Banco BPM SpA* (b)	628,257	1,430,141

Buzzi Unicem SpA	16,659	255,390

Buzzi Unicem SpA	29,260	706,004

Davide Campari-Milano SpA (b)	174,221	1,598,009

DiaSorin SpA	6,280	708,076

Enel SpA	3,215,888	24,924,305

Eni SpA	1,059,733	16,077,201

Ferrari NV	53,325	8,540,378

FinecoBank Banca Fineco SpA (b)	207,127	2,335,013

Freni Brembo SpA (b)	63,246	672,900

Hera SpA	328,899	1,408,907

Intesa Sanpaolo SpA	6,563,522	16,447,043

Leonardo SpA	168,608	1,958,824

Mediaset SpA* (b)	145,623	435,524

Mediobanca Banca di Credito Finanziario SpA	290,037	3,448,927

Moncler SpA	78,451	3,027,327

Nexi SpA* (a) (b)	104,619	1,083,159

Pirelli & C SpA (a) (b)	179,148	1,035,635

Poste Italiane SpA (a)	189,573	2,302,634

Prysmian SpA (b)	111,219	2,572,752

Recordati SpA	42,414	1,782,412

Saipem SpA* (b)	238,891	1,084,336

Salvatore Ferragamo SpA	28,068	524,955

Snam SpA	900,902	4,625,146

Telecom Italia SpA	2,495,822	1,444,594

Telecom Italia SpA*	4,497,055	2,632,098

Terna Rete Elettrica Nazionale SpA	583,527	3,856,767

UniCredit SpA (b)	880,174	11,166,807

Unione di Banche Italiane SpA (b)	421,849	1,285,067

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2019

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued

Italy — continued

UnipolSai Assicurazioni SpA	247,570	690,958

		137,323,747

Jordan — 0.0% (c)

Hikma Pharmaceuticals plc	56,519	1,471,912

Luxembourg — 0.3%

ArcelorMittal	267,975	3,984,516

Eurofins Scientific SE (b)	4,740	2,403,155

RTL Group SA	15,996	812,806

SES SA, FDR	158,962	3,081,466

Tenaris SA	195,813	1,986,503

		12,268,446

Mexico — 0.0% (c)

Fresnillo plc	76,256	704,512

Netherlands — 7.0%

ABN AMRO Bank NV, CVA (a)	171,516	3,197,071

Adyen NV* (a)	9,934	6,993,695

Aegon NV (b)	582,173	2,525,663

Akzo Nobel NV	94,847	8,744,273

Altice Europe NV*	296,951	1,699,097

Argenx SE*	14,217	1,731,192

ASML Holding NV	177,063	46,410,798

EXOR NV	40,020	3,068,095

GrandVision NV (a)	23,850	729,097

HAL Trust	34,766	5,278,018

Heineken Holding NV	42,000	4,007,452

Heineken NV	98,243	10,032,533

ING Groep NV	1,623,331	18,381,780

Koninklijke Ahold Delhaize NV	492,417	12,271,063

Koninklijke DSM NV	75,478	8,958,337

Koninklijke KPN NV	1,470,822	4,565,978

Koninklijke Philips NV	377,152	16,547,211

Koninklijke Vopak NV	27,564	1,514,247

NN Group NV	126,366	4,821,738

OCI NV*	26,068	586,123

Randstad NV	51,601	2,863,696

Royal Dutch Shell plc, Class A	1,782,543	51,672,529

Royal Dutch Shell plc, Class B	1,560,432	44,940,100

Wolters Kluwer NV	116,359	8,570,194

		270,109,980

Norway — 1.1%

Aker ASA, Class A	10,215	542,792

Aker BP ASA (b)	45,579	1,264,242

DNB ASA	375,279	6,832,816

INVESTMENTS	SHARES	VALUE($)

Norway — continued

Equinor ASA (b)	459,013	8,521,890

Gjensidige Forsikring ASA	78,829	1,473,719

Kongsberg Gruppen ASA	37,225	549,704

Leroy Seafood Group ASA	114,866	771,612

Mowi ASA	187,045	4,566,134

Norsk Hydro ASA	566,170	2,000,596

Orkla ASA	337,944	3,248,263

Salmar ASA	22,600	1,054,690

Schibsted ASA, Class A	33,130	972,977

Schibsted ASA, Class B	42,178	1,176,807

Storebrand ASA	193,958	1,371,185

Telenor ASA	270,428	5,061,266

TGS NOPEC Geophysical Co. ASA	49,466	1,284,697

Yara International ASA	73,016	2,844,427

		43,537,817

Portugal — 0.3%

Banco Comercial Portugues SA, Class R	3,337,273	756,806

EDP — Energias de Portugal SA	900,486	3,709,310

Galp Energia SGPS SA	188,675	3,017,817

Jeronimo Martins SGPS SA	101,812	1,710,814

Navigator Co. SA (The)	91,150	328,935

NOS SGPS SA	103,021	612,486

Sonae SGPS SA	385,719	389,167

		10,525,335

Russia — 0.1%

Evraz plc	225,950	1,078,224

Polymetal International plc	87,997	1,447,331

		2,525,555

South Africa — 0.4%

Anglo American plc	576,445	14,836,024

Spain — 4.3%

Acciona SA	8,915	928,750

ACS Actividades de Construccion y Servicios SA	113,546	4,607,487

Aena SME SA (a)	30,527	5,603,601

Amadeus IT Group SA	179,674	13,291,974

Banco Bilbao Vizcaya Argentaria SA	2,773,771	14,608,987

Banco de Sabadell SA	2,328,604	2,559,673

Banco Santander SA	6,923,386	27,799,462

Bankia SA	488,397	931,774

CaixaBank SA	1,488,009	4,267,015

EDP Renovaveis SA	61,782	704,214

Enagas SA	94,004	2,326,092

Endesa SA	131,730	3,587,649

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	63

JPMorgan BetaBuilders Europe ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued

Spain — continued

Ferrovial SA	200,237	5,907,633

Grifols SA	122,439	3,949,954

Grifols SA (Preference), Class B	107,652	2,349,503

Iberdrola SA	2,491,513	25,610,258

Industria de Diseno Textil SA	440,803	13,735,783

Mapfre SA	408,104	1,139,018

Naturgy Energy Group SA	139,402	3,798,020

Red Electrica Corp. SA	179,431	3,606,121

Repsol SA	612,795	10,098,690

Siemens Gamesa Renewable Energy SA	93,160	1,282,521

Telefonica SA	1,900,684	14,595,893

		167,290,072

Sweden — 4.5%

Alfa Laval AB (b)	124,227	2,875,267

Assa Abloy AB, Class B	413,088	9,810,171

Atlas Copco AB, Class A	268,875	9,490,354

Atlas Copco AB, Class B	161,824	5,021,126

Axfood AB	43,720	941,678

Boliden AB	113,428	3,058,866

Castellum AB	106,993	2,186,471

Electrolux AB, Series B	106,923	2,811,149

Elekta AB, Class B	152,157	2,119,674

Epiroc AB, Class A	259,553	2,924,449

Epiroc AB, Class B	161,824	1,762,492

Essity AB, Class A	11,864	371,517

Essity AB, Class B	252,762	7,896,473

Fabege AB	114,380	1,708,204

Fastighets AB Balder, Class B* (b)	40,616	1,575,268

Getinge AB, Class B	90,670	1,550,145

Hennes & Mauritz AB, Class B (b)	322,525	6,759,966

Hexagon AB, Class B	116,690	5,974,288

Hexpol AB (b)	106,568	950,818

Holmen AB, Class B	41,176	1,215,132

Husqvarna AB, Class A	10,758	81,869

Husqvarna AB, Class B (b)	170,704	1,307,748

ICA Gruppen AB	38,547	1,705,771

Industrivarden AB, Class A	67,128	1,485,937

Industrivarden AB, Class C	69,300	1,501,500

Intrum AB	30,521	822,818

Investment AB Latour, Class B (b)	51,753	700,195

Investor AB, Class A	54,539	2,749,218

Investor AB, Class B	189,762	9,735,638

Kinnevik AB, Class A	283	7,924

Kinnevik AB, Class B (b)	100,260	2,743,878

L E Lundbergforetagen AB, Class B	26,595	1,002,361

INVESTMENTS	SHARES	VALUE($)

Sweden — continued

Lundin Petroleum AB	78,221	2,590,528

NCC AB, Class B	35,700	573,768

Nibe Industrier AB, Class B	151,985	2,081,045

Saab AB, Class B (b)	34,347	1,060,703

Sandvik AB	460,223	8,130,911

Securitas AB, Class B	132,694	2,124,714

Skandinaviska Enskilda Banken AB, Class A	669,008	6,416,679

Skanska AB, Class B	149,987	3,195,749

SKF AB, Class A	7,030	127,359

SKF AB, Class B	157,636	2,854,182

SSAB AB, Class A	97,400	272,618

SSAB AB, Class B	263,020	662,604

Svenska Cellulosa AB SCA, Class A	12,008	126,968

Svenska Cellulosa AB SCA, Class B	251,183	2,563,104

Svenska Handelsbanken AB, Class A	622,178	6,244,062

Svenska Handelsbanken AB, Class B (b)	14,330	144,005

Swedbank AB, Class A	386,722	5,419,246

Swedish Match AB (b)	70,463	3,310,235

Swedish Orphan Biovitrum AB*	79,330	1,258,041

Tele2 AB, Class B	207,087	2,964,483

Telefonaktiebolaget LM Ericsson, Class A	24,606	214,756

Telefonaktiebolaget LM Ericsson, Class B	1,090,387	9,528,664

Telia Co. AB	1,087,332	4,783,076

Trelleborg AB, Class B	101,058	1,634,174

Volvo AB, Class A	99,435	1,490,137

Volvo AB, Class B	683,417	10,241,535

		174,861,711

Switzerland — 15.1%

ABB Ltd. (Registered)	802,722	16,857,153

Adecco Group AG (Registered)	68,052	4,045,429

Alcon, Inc.*	203,587	12,039,753

Baloise Holding AG (Registered)	20,263	3,747,712

Barry Callebaut AG (Registered)	939	1,984,389

Chocoladefabriken Lindt & Spruengli AG	445	3,306,488

Chocoladefabriken Lindt & Spruengli AG (Registered)	46	3,767,664

Cie Financiere Richemont SA (Registered)	217,153	17,064,139

Coca-Cola HBC AG*	80,570	2,453,249

Credit Suisse Group AG (Registered)*	1,010,116	12,503,089

EMS-Chemie Holding AG (Registered)	2,921	1,830,003

Geberit AG (Registered)	15,405	7,827,128

Givaudan SA (Registered)	3,308	9,718,693

Glencore plc*	4,557,642	13,756,697

Julius Baer Group Ltd.*	92,817	4,110,274

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2019

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued

Switzerland — continued

Kuehne + Nagel International AG (Registered)	20,943	3,383,493

LafargeHolcim Ltd. (Registered)*	202,721	10,464,151

Lonza Group AG (Registered)*	30,981	11,166,561

Mediclinic International plc	199,649	946,772

Nestle SA (Registered)	1,239,855	132,641,354

Novartis AG (Registered)	1,062,636	92,848,114

Pargesa Holding SA	14,096	1,114,270

Partners Group Holding AG	7,786	6,084,458

Roche Holding AG	11,307	3,370,919

Roche Holding AG	292,700	88,089,816

Schindler Holding AG	16,920	4,145,342

Schindler Holding AG (Registered)	8,088	1,915,350

SGS SA (Registered)	2,161	5,636,116

Sika AG (Registered) (b)	52,574	9,037,813

Sonova Holding AG (Registered) (b)	22,895	5,253,907

STMicroelectronics NV	273,064	6,197,549

Straumann Holding AG (Registered)	4,697	4,196,684

Swatch Group AG (The)	12,805	3,550,548

Swatch Group AG (The) (Registered)	25,838	1,387,150

Swiss Life Holding AG (Registered)	13,994	7,008,435

Swiss Re AG	121,401	12,733,597

Swisscom AG (Registered)	10,567	5,404,965

Temenos AG (Registered)*	26,859	3,842,742

UBS Group AG (Registered)*	1,595,970	18,888,578

Vifor Pharma AG	17,870	2,814,155

Zurich Insurance Group AG	62,716	24,565,875

		581,700,574

United Arab Emirates — 0.0% (c)

NMC Health plc	38,989	1,105,209

United Kingdom — 22.6%

3i Group plc	404,571	5,911,948

Admiral Group plc	104,082	2,724,009

Aggreko plc	106,203	1,088,798

Ashtead Group plc	209,638	6,382,599

ASOS plc* (b)	23,632	1,086,339

Associated British Foods plc	147,751	4,264,802

AstraZeneca plc	546,508	53,293,966

Auto Trader Group plc (a)	389,328	2,836,758

AVEVA Group plc	26,707	1,447,111

Aviva plc	1,639,865	8,838,945

Babcock International Group plc	207,915	1,493,287

BAE Systems plc	1,329,394	9,930,197

Barclays plc	6,709,409	14,553,204

Barratt Developments plc	424,087	3,468,103

INVESTMENTS	SHARES	VALUE($)

United Kingdom — continued

Berkeley Group Holdings plc	53,607	3,055,570

BP plc	8,428,767	53,449,888

British American Tobacco plc	953,828	33,360,970

British Land Co. plc (The), REIT	392,276	3,153,953

BT Group plc	3,649,045	9,684,045

Bunzl plc	139,116	3,619,067

Burberry Group plc	170,604	4,523,900

Centrica plc	2,428,711	2,285,582

CNH Industrial NV (b)	411,992	4,485,628

Coca-Cola European Partners plc	89,435	4,785,667

Compass Group plc	663,694	17,670,247

ConvaTec Group plc (a)	650,800	1,662,614

Croda International plc	54,699	3,412,764

DCC plc	42,022	3,940,802

Derwent London plc, REIT	43,862	2,016,991

Diageo plc	987,105	40,403,172

Direct Line Insurance Group plc	570,087	2,009,985

DS Smith plc	569,789	2,641,667

easyJet plc	110,423	1,771,407

Experian plc	384,039	12,105,414

Fiat Chrysler Automobiles NV	458,297	7,112,208

G4S plc	643,362	1,725,458

GlaxoSmithKline plc	2,079,719	47,635,842

GVC Holdings plc	239,699	2,765,346

Halma plc	157,200	3,814,526

Hammerson plc, REIT	319,059	1,198,588

Hargreaves Lansdown plc	114,613	2,631,891

Hiscox Ltd.	121,577	2,347,762

HSBC Holdings plc	8,566,608	64,721,681

Imperial Brands plc	400,797	8,791,669

Informa plc	520,660	5,233,284

InterContinental Hotels Group plc	78,206	4,732,616

International Consolidated Airlines Group SA	414,955	2,856,387

Intertek Group plc	66,951	4,642,101

ITV plc	1,502,085	2,605,763

J Sainsbury plc	715,993	1,886,840

JD Sports Fashion plc	173,525	1,726,143

John Wood Group plc	280,963	1,233,601

Johnson Matthey plc	82,504	3,277,628

Just Eat plc*	246,439	2,346,631

Kingfisher plc	883,655	2,370,500

Land Securities Group plc, REIT	311,531	3,794,611

Legal & General Group plc	2,461,017	8,412,591

Lloyds Banking Group plc	29,235,247	21,505,659

London Stock Exchange Group plc	131,144	11,818,544

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	65

JPMorgan BetaBuilders Europe ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued

United Kingdom — continued

Marks & Spencer Group plc	808,515	1,904,693

Melrose Industries plc	2,014,387	5,567,136

Merlin Entertainments plc (a)	273,054	1,608,686

Micro Focus International plc	151,116	2,074,100

Mondi plc	201,319	4,174,128

National Grid plc	1,563,527	18,281,203

Next plc	55,506	4,733,908

Ocado Group plc*	244,371	4,212,049

Pearson plc	323,641	2,858,267

Persimmon plc	131,709	3,884,927

Phoenix Group Holdings plc	219,328	2,003,372

Prudential plc	1,077,306	18,817,128

Reckitt Benckiser Group plc	306,853	23,744,781

RELX plc	838,089	20,177,293

Rentokil Initial plc	761,788	4,483,272

Rightmove plc	379,739	2,947,604

Rolls-Royce Holdings plc*	793,339	7,300,105

Royal Bank of Scotland Group plc	1,905,098	5,266,147

Royal Mail plc	416,615	1,140,047

RSA Insurance Group plc	425,639	2,879,574

Sage Group plc (The)	464,334	4,327,639

Schroders plc	53,673	2,151,720

Schroders plc (Non-Voting)	18,961	569,200

Segro plc, REIT	452,416	4,949,116

Severn Trent plc	99,552	2,907,928

Smith & Nephew plc	371,255	7,969,512

Smiths Group plc	162,787	3,402,840

Spirax-Sarco Engineering plc	30,523	3,132,387

SSE plc	430,916	7,168,742

St James’s Place plc	219,362	2,958,768

Standard Chartered plc	1,123,106	10,190,987

Standard Life Aberdeen plc	1,007,071	3,959,466

Subsea 7 SA	98,737	927,606

Tate & Lyle plc	193,258	1,685,653

Taylor Wimpey plc	1,356,332	2,908,929

TechnipFMC plc	174,852	3,481,000

Tesco plc	4,046,223	12,351,316

Travis Perkins plc	103,581	1,923,928

Unilever NV (b)	643,557	38,038,547

Unilever plc	486,415	29,126,032

United Utilities Group plc	282,726	3,192,434

Vodafone Group plc	11,163,263	22,781,111

Weir Group plc (The)	107,633	1,880,029

Whitbread plc	55,658	2,929,651

Wm Morrison Supermarkets plc	988,207	2,552,888

INVESTMENTS	SHARES	VALUE($)

United Kingdom — continued

WPP plc	519,673	6,485,289

		870,558,407

United States — 0.4%

Carnival plc	77,555	3,103,501

Ferguson plc	96,504	8,240,798

QIAGEN NV*	94,561	2,844,307

		14,188,606

Total Common Stocks (Cost $3,680,810,963)		3,825,936,070

Preferred Stocks — 0.0% (c)

United Kingdom — 0.0% (c)

Rolls-Royce Holdings plc* (Cost $46,881)	36,493,594	47,272

	NO. OF RIGHTS
Rights — 0.0% (c)

Italy — 0.0% (c)

Mediaset SpA, expiring 11/7/2019* (Cost $—)	146,727	6

	SHARES
Short-Term Investments — 3.0%

Investment of Cash Collateral from Securities Loaned — 3.0%

JPMorgan Securities Lending Money Market Fund Class Agency SL Shares, 1.98% (d) (e)	84,000,399	84,008,799

JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.70% (d) (e)	30,866,797	30,866,797

Total Investment of Cash Collateral from Securities Loaned (Cost $114,870,696)		114,875,596

Total Investments — 102.3% (Cost $3,795,728,540)		3,940,858,944

Liabilities in Excess of Other Assets — (2.3)%		(87,713,320)

NET ASSETS — 100.0%		3,853,145,624

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2019

Summary of Investments by Industry, October 31, 2019

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE

Pharmaceuticals	10.6%

Banks	8.3

Oil, Gas & Consumable Fuels	6.6

Insurance	5.7

Food Products	4.8

Textiles, Apparel & Luxury Goods	3.8

Chemicals	3.4

Short-Term Investments	2.9

Beverages	2.9

Personal Products	2.6

Diversified Telecommunication Services	2.4

Capital Markets	2.4

Aerospace & Defense	2.3

Electric Utilities	2.3

Metals & Mining	2.2

Machinery	2.2

Automobiles	2.1

Software	2.0

Health Care Equipment & Supplies	1.8

Professional Services	1.7

Electrical Equipment	1.6

Semiconductors & Semiconductor Equipment	1.6

Multi-Utilities	1.6

Construction & Engineering	1.2

Industrial Conglomerates	1.2

Hotels, Restaurants & Leisure	1.2

Tobacco	1.2

Household Products	1.1

Food & Staples Retailing	1.1

IT Services	1.0

Others (each less than 1.0%)	14.2

Abbreviations

ADR	AmericanDepositary Receipt
CVA	DutchCertification
FDR	FiduciaryDepository Receipt
OYJ	PublicLimited Company
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
REIT	RealEstate Investment Trust
SCA	Limitedpartnership with share capital
SDR	SwedishDepositary Receipt
SGPS	Holdingcompany

(a)

    Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

(b)	The security or a portion of this security is on loan at October 31, 2019. The total value of securities on loan at October 31, 2019 is $107,191,515
(c)	Amountrounds to less than 0.1% of net assets.
(d)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(e)	Therate shown is the current yield as of October 31, 2019.
*	Non-incomeproducing security.

Futures contracts outstanding as of October 31, 2019:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)($)

Long Contracts
EURO STOXX 50 Index	324	12/2019	EUR	13,026,927	286,062
FTSE 100 Index	81	12/2019	GBP	7,599,073	(14,075)

					271,987

Abbreviations

EUR	Euro
FTSE	FinancialTimes and the London Stock Exchange
GBP	BritishPound

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	67

JPMorgan BetaBuilders Japan ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019

INVESTMENTS	SHARES	VALUE($)
Common Stocks — 98.9%

Air Freight & Logistics — 0.3%

SG Holdings Co. Ltd.	260,500	6,450,987

Yamato Holdings Co. Ltd.	440,300	7,384,986

		13,835,973

Airlines — 0.2%

ANA Holdings, Inc.	123,200	4,230,499

Japan Airlines Co. Ltd.	123,300	3,842,286

		8,072,785

Auto Components — 2.7%

Aisin Seiki Co. Ltd.	195,400	7,798,379

Bridgestone Corp.	709,100	29,463,047

Denso Corp.	556,700	25,847,537

Koito Manufacturing Co. Ltd.	137,600	7,198,301

NGK Spark Plug Co. Ltd.	187,800	3,807,419

NHK Spring Co. Ltd.	240,200	1,962,243

NOK Corp.	129,700	2,031,499

Stanley Electric Co. Ltd.	164,700	4,557,789

Sumitomo Electric Industries Ltd.	849,700	11,652,581

Sumitomo Rubber Industries Ltd.	199,700	2,646,776

Toyoda Gosei Co. Ltd.	79,400	1,857,540

Toyota Boshoku Corp.	92,400	1,357,615

Toyota Industries Corp.	219,700	13,182,546

Yokohama Rubber Co. Ltd. (The)	143,300	3,200,639

		116,563,911

Automobiles — 7.6%

Honda Motor Co. Ltd.	1,938,900	52,454,988

Isuzu Motors Ltd.	662,900	7,702,838

Mazda Motor Corp.	642,600	5,899,272

Mitsubishi Motors Corp.	733,900	3,350,841

Nissan Motor Co. Ltd.	2,574,900	16,249,114

Subaru Corp.	683,200	19,578,814

Suzuki Motor Corp.	494,000	23,323,773

Toyota Motor Corp.	2,793,900	193,843,248

Yamaha Motor Co. Ltd.	337,300	6,601,952

		329,004,840

Banks — 5.5%

Aozora Bank Ltd.	126,600	3,248,350

Bank of Kyoto Ltd. (The)	81,200	3,213,940

Chiba Bank Ltd. (The)	818,800	4,450,465

Chugoku Bank Ltd. (The)	209,100	2,043,300

Concordia Financial Group Ltd.	1,333,200	5,436,701

Fukuoka Financial Group, Inc.	204,700	3,946,071

Gunma Bank Ltd. (The)	456,600	1,536,526

Hachijuni Bank Ltd. (The)	546,900	2,352,576

INVESTMENTS	SHARES	VALUE($)

Banks — continued

Iyo Bank Ltd. (The)	346,600	1,831,347

Kansai Mirai Financial Group, Inc.	139,600	908,234

Kyushu Financial Group, Inc.	495,900	2,001,640

Mebuki Financial Group, Inc.	1,135,900	2,885,882

Mitsubishi UFJ Financial Group, Inc.	13,898,000	72,051,239

Mizuho Financial Group, Inc.	27,179,100	42,194,915

Resona Holdings, Inc.	2,363,300	10,276,961

Seven Bank Ltd.	782,600	2,268,886

Shinsei Bank Ltd.	213,500	3,328,412

Shizuoka Bank Ltd. (The)	615,300	4,675,528

Sumitomo Mitsui Financial Group, Inc.	1,469,700	52,179,048

Sumitomo Mitsui Trust Holdings, Inc.	417,700	15,223,245

Yamaguchi Financial Group, Inc.	282,800	1,984,210

		238,037,476

Beverages — 1.3%

Asahi Group Holdings Ltd.	491,700	24,623,088

Coca-Cola Bottlers Japan Holdings, Inc. (a)	165,700	3,762,065

Kirin Holdings Co. Ltd.	978,200	20,751,892

Suntory Beverage & Food Ltd.	135,600	5,797,012

		54,934,057

Biotechnology — 0.1%

PeptiDream, Inc.*	104,500	5,245,241

Building Products — 1.5%

AGC, Inc.	243,300	8,554,452

Daikin Industries Ltd.	313,700	43,905,339

LIXIL Group Corp.	311,900	5,800,689

TOTO Ltd.	170,500	6,960,805

		65,221,285

Capital Markets — 0.9%

Daiwa Securities Group, Inc.	1,673,400	7,521,607

Japan Exchange Group, Inc.	574,100	9,477,534

Matsui Securities Co. Ltd.	119,400	983,398

Nomura Holdings, Inc.	3,552,500	16,146,056

SBI Holdings, Inc.	240,400	5,228,301

		39,356,896

Chemicals — 4.3%

Air Water, Inc.	202,200	3,785,382

Asahi Kasei Corp.	1,501,300	16,666,448

Daicel Corp.	337,600	3,017,955

DIC Corp.	88,600	2,537,958

Hitachi Chemical Co. Ltd.	109,100	3,591,550

JSR Corp.	213,000	3,998,806

SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2019

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued

Chemicals — continued

Kaneka Corp.	72,900	2,426,737

Kansai Paint Co. Ltd.	277,100	6,673,909

Kuraray Co. Ltd.	379,900	4,519,789

Mitsubishi Chemical Holdings Corp.	1,515,400	11,549,203

Mitsubishi Gas Chemical Co., Inc.	225,500	3,181,111

Mitsui Chemicals, Inc.	208,100	4,948,919

Nippon Paint Holdings Co. Ltd.	212,500	11,572,861

Nippon Shokubai Co. Ltd.	37,600	2,318,526

Nissan Chemical Corp.	158,500	6,507,674

Nitto Denko Corp.	170,000	9,405,372

Shin-Etsu Chemical Co. Ltd.	421,200	46,964,319

Showa Denko KK	160,400	4,500,333

Sumitomo Chemical Co. Ltd.	1,771,800	8,104,888

Taiyo Nippon Sanso Corp.	227,100	5,316,347

Teijin Ltd.	211,900	4,246,125

Toray Industries, Inc.	1,746,400	12,342,062

Tosoh Corp.	348,000	4,764,994

Ube Industries Ltd.	107,900	2,310,266

		185,251,534

Commercial Services & Supplies — 1.0%

Dai Nippon Printing Co. Ltd.	322,700	8,618,837

Park24 Co. Ltd. (a)	121,200	2,862,315

Secom Co. Ltd.	229,700	21,284,792

Sohgo Security Services Co. Ltd.	92,800	5,040,695

Toppan Printing Co. Ltd.	382,600	7,076,313

		44,882,952

Construction & Engineering — 0.9%

JGC Holdings Corp.	277,300	4,010,711

Kajima Corp.	537,500	7,386,633

Kinden Corp.	154,000	2,316,599

Obayashi Corp.	772,400	7,949,076

Shimizu Corp.	776,600	7,239,471

Taisei Corp.	240,200	9,471,909

		38,374,399

Construction Materials — 0.1%

Taiheiyo Cement Corp.	136,100	3,850,132

Consumer Finance — 0.2%

Acom Co. Ltd.	495,400	1,990,341

AEON Financial Service Co. Ltd.	120,800	1,841,040

Credit Saison Co. Ltd.	174,700	2,529,786

Hitachi Capital Corp.	54,700	1,225,730

Orient Corp.	643,900	940,689

		8,527,586

INVESTMENTS	SHARES	VALUE($)

Containers & Packaging — 0.1%

Toyo Seikan Group Holdings Ltd.	175,900	2,779,815

Diversified Consumer Services — 0.0% (b)

Benesse Holdings, Inc.	87,800	2,350,386

Diversified Financial Services — 0.7%

Mitsubishi UFJ Lease & Finance Co. Ltd.	575,300	3,531,758

ORIX Corp.	1,417,800	22,280,578

Tokyo Century Corp.	58,100	2,682,813

		28,495,149

Diversified Telecommunication Services — 0.8%

Nippon Telegraph & Telephone Corp.	689,000	34,203,966

Electric Utilities — 1.0%

Chubu Electric Power Co., Inc.	770,600	11,560,731

Chugoku Electric Power Co., Inc. (The) (a)	333,700	4,445,474

Kansai Electric Power Co., Inc. (The)	884,200	10,315,192

Kyushu Electric Power Co., Inc.	507,400	5,070,688

Shikoku Electric Power Co., Inc.	222,100	2,201,769

Tohoku Electric Power Co., Inc.	538,200	5,531,501

Tokyo Electric Power Co. Holdings, Inc.*	860,200	3,983,712

		43,109,067

Electrical Equipment — 2.0%

Fuji Electric Co. Ltd.	159,900	5,081,885

Furukawa Electric Co. Ltd.	75,700	2,115,917

Mabuchi Motor Co. Ltd.	63,700	2,580,936

Mitsubishi Electric Corp.	2,298,200	32,835,419

Nidec Corp.	293,700	43,240,213

		85,854,370

Electronic Equipment, Instruments & Components — 5.6%

Alps Alpine Co. Ltd.	234,600	5,029,497

Canon Marketing Japan, Inc.	58,100	1,229,264

Citizen Watch Co. Ltd.	343,000	1,823,579

Hamamatsu Photonics KK	157,300	6,107,845

Hirose Electric Co. Ltd.	35,800	4,509,728

Hitachi High-Technologies Corp.	70,900	4,411,098

Hitachi Ltd.	1,035,200	38,636,213

Ibiden Co. Ltd.	143,200	3,306,596

Keyence Corp.	100,100	63,292,871

Kyocera Corp.	375,700	24,648,502

Murata Manufacturing Co. Ltd.	687,300	37,422,238

Nippon Electric Glass Co. Ltd.	89,500	2,016,127

Omron Corp.	229,000	13,396,911

Shimadzu Corp.	294,800	7,872,960

TDK Corp.	138,700	13,686,054

Yaskawa Electric Corp.	285,300	10,852,172

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	69

JPMorgan BetaBuilders Japan ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued

Electronic Equipment, Instruments & Components — continued

Yokogawa Electric Corp.	256,000	4,690,668

		242,932,323

Entertainment — 1.6%

DeNA Co. Ltd.	114,700	1,955,154

GungHo Online Entertainment, Inc.	49,850	1,079,671

Konami Holdings Corp.	108,900	4,780,579

Nexon Co. Ltd.*	498,800	5,780,217

Nintendo Co. Ltd.	126,900	46,545,335

Square Enix Holdings Co. Ltd.	94,400	4,492,330

Toho Co. Ltd.	151,600	6,122,437

		70,755,723

Equity Real Estate Investment Trusts (REITs) — 1.8%

Advance Residence Investment Corp.	1,444	4,798,522

Daiwa House REIT Investment Corp.	1,997	5,814,871

GLP J	4,102	5,348,288

Japan Prime Realty Investment Corp.	987	4,743,523

Japan Real Estate Investment Corp.	1,481	10,109,022

Japan Retail Fund Investment Corp.	2,801	6,536,272

Nippon Building Fund, Inc.	1,510	11,455,783

Nippon Prologis REIT, Inc.	2,515	7,025,111

Nomura Real Estate Master Fund, Inc.	4,867	9,303,559

Orix JREIT, Inc.	2,955	6,681,607

United Urban Investment Corp.	3,339	6,736,203

		78,552,761

Food & Staples Retailing — 1.8%

Aeon Co. Ltd.	933,200	18,776,325

Cosmos Pharmaceutical Corp.	11,600	2,395,526

FamilyMart Co. Ltd.	271,200	6,727,441

Lawson, Inc.	53,600	2,956,921

Matsumotokiyoshi Holdings Co. Ltd.	98,200	3,459,019

Seven & i Holdings Co. Ltd.	853,800	32,256,825

Sundrug Co. Ltd.	72,900	2,412,314

Tsuruha Holdings, Inc.	38,500	4,330,810

Welcia Holdings Co. Ltd.	54,900	3,154,570

		76,469,751

Food Products — 1.8%

Ajinomoto Co., Inc.	587,700	11,173,464

Calbee, Inc.	120,500	4,027,801

Ezaki Glico Co. Ltd.	62,300	2,890,936

Kewpie Corp.	128,500	2,916,588

Kikkoman Corp.	207,600	9,986,115

MEIJI Holdings Co. Ltd.	155,100	11,179,280

NH Foods Ltd.	110,100	4,625,949

Nisshin Seifun Group, Inc.	280,100	5,552,762

INVESTMENTS	SHARES	VALUE($)

Food Products — continued

Nissin Foods Holdings Co. Ltd.	90,500	6,836,041

Toyo Suisan Kaisha Ltd.	109,000	4,589,443

Yakult Honsha Co. Ltd.	172,100	9,863,000

Yamazaki Baking Co. Ltd.	193,200	3,293,808

		76,935,187

Gas Utilities — 0.5%

Osaka Gas Co. Ltd.	446,000	8,721,387

Toho Gas Co. Ltd.	106,900	4,163,603

Tokyo Gas Co. Ltd.	416,600	10,169,636

		23,054,626

Health Care Equipment & Supplies — 2.3%

Asahi Intecc Co. Ltd.	278,500	7,663,037

Hoya Corp.	408,200	36,075,585

Olympus Corp.	1,394,100	18,968,670

Sysmex Corp.	176,900	11,542,383

Terumo Corp.	747,900	24,409,007

		98,658,682

Health Care Providers & Services — 0.3%

Alfresa Holdings Corp.	226,400	5,055,250

Medipal Holdings Corp.	238,000	5,437,715

Suzuken Co. Ltd.	87,400	4,666,626

		15,159,591

Health Care Technology — 0.2%

M3, Inc.	457,400	10,960,843

Hotels, Restaurants & Leisure — 0.9%

McDonald’s Holdings Co. Japan Ltd.	71,300	3,578,733

Oriental Land Co. Ltd.	241,200	35,360,151

		38,938,884

Household Durables — 3.5%

Casio Computer Co. Ltd.	249,600	4,051,900

Haseko Corp.	286,400	3,695,817

Iida Group Holdings Co. Ltd.	192,100	3,199,831

Nikon Corp.	429,200	5,472,433

Panasonic Corp.	2,494,500	20,964,725

Rinnai Corp.	41,500	3,050,390

Sekisui Chemical Co. Ltd.	487,500	8,499,926

Sekisui House Ltd.	695,000	14,987,243

Sharp Corp. (a)	222,200	2,548,892

Sony Corp.	1,361,200	82,855,086

		149,326,243

SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2019

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued

Household Products — 0.7%

Lion Corp.	320,100	6,698,881

Pigeon Corp.	130,200	6,356,146

Unicharm Corp.	471,900	15,993,103

		29,048,130

Independent Power and Renewable Electricity Producers — 0.1%

Electric Power Development Co. Ltd.	186,100	4,518,588

Industrial Conglomerates — 0.5%

Keihan Holdings Co. Ltd.	115,200	5,439,386

Toshiba Corp.	484,000	16,550,951

		21,990,337

Insurance — 2.8%

Dai-ichi Life Holdings, Inc.	1,282,700	20,907,259

Japan Post Holdings Co. Ltd.	1,589,400	14,589,472

Japan Post Insurance Co. Ltd.	30,200	476,430

MS&AD Insurance Group Holdings, Inc.	527,100	17,020,712

Sompo Holdings, Inc.	399,600	15,706,710

Sony Financial Holdings, Inc.	163,100	3,508,843

T&D Holdings, Inc.	659,000	7,339,771

Tokio Marine Holdings, Inc.	759,900	41,084,463

		120,633,660

Interactive Media & Services — 0.3%

Kakaku.com, Inc.	141,200	3,278,649

LINE Corp.*	59,200	2,177,786

Z Holdings Corp.	2,838,800	8,739,865

		14,196,300

Internet & Direct Marketing Retail — 0.4%

Mercari, Inc.*	99,200	2,236,619

Rakuten, Inc.	875,300	8,344,606

ZOZO, Inc. (a)	210,200	4,896,178

		15,477,403

IT Services — 1.3%

Fujitsu Ltd.	204,000	18,080,324

GMO Payment Gateway, Inc.	44,500	3,279,611

Itochu Techno-Solutions Corp.	102,700	2,765,795

Nomura Research Institute Ltd.	411,800	8,742,808

NTT Data Corp.	690,600	9,068,166

Obic Co. Ltd.	71,500	8,952,173

Otsuka Corp.	118,100	4,761,551

SCSK Corp.	54,600	2,779,379

		58,429,807

INVESTMENTS	SHARES	VALUE($)

Leisure Products — 1.0%

Bandai Namco Holdings, Inc.	237,500	14,603,681

Sankyo Co. Ltd.	48,900	1,711,385

Sega Sammy Holdings, Inc.	190,800	2,685,147

Shimano, Inc.	91,300	15,196,955

Yamaha Corp.	180,400	8,401,095

		42,598,263

Machinery — 5.1%

Amada Holdings Co. Ltd.	394,000	4,486,915

Daifuku Co. Ltd.	135,500	7,189,867

FANUC Corp.	207,600	40,948,955

Harmonic Drive Systems, Inc. (a)	44,300	2,054,489

Hino Motors Ltd.	307,500	2,907,202

Hitachi Construction Machinery Co. Ltd.	113,000	2,916,779

Hoshizaki Corp.	58,800	4,998,137

IHI Corp.	165,600	4,080,905

JTEKT Corp.	264,600	3,374,811

Kawasaki Heavy Industries Ltd.	178,800	4,290,901

Komatsu Ltd.	1,040,800	24,370,243

Kubota Corp.	1,253,200	19,904,899

Kurita Water Industries Ltd.	114,500	3,296,182

Makita Corp.	299,800	10,082,531

MINEBEA MITSUMI, Inc.	457,000	8,679,138

MISUMI Group, Inc.	303,800	7,637,156

Mitsubishi Heavy Industries Ltd.	361,000	14,609,442

Nabtesco Corp.	133,900	4,262,680

NGK Insulators Ltd.	298,100	4,579,640

NSK Ltd.	519,300	4,828,664

SMC Corp.	72,200	31,193,375

Sumitomo Heavy Industries Ltd.	131,600	4,087,764

THK Co. Ltd.	131,800	3,789,948

		218,570,623

Marine — 0.2%

Mitsui OSK Lines Ltd.	129,100	3,516,493

Nippon Yusen KK	182,000	3,269,645

		6,786,138

Media — 0.5%

CyberAgent, Inc.	108,100	3,513,421

Dentsu, Inc.	265,500	9,491,564

Fuji Media Holdings, Inc.	50,100	676,981

Hakuhodo DY Holdings, Inc.	324,800	4,846,897

Nippon Television Holdings, Inc.	56,400	737,641

Tokyo Broadcasting System Holdings, Inc.	37,400	596,359

		19,862,863

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	71

JPMorgan BetaBuilders Japan ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued

Metals & Mining — 1.1%

Daido Steel Co. Ltd.	42,300	1,845,889

Hitachi Metals Ltd.	215,800	2,708,359

JFE Holdings, Inc.	618,200	7,732,227

Kobe Steel Ltd.	390,000	2,096,844

Maruichi Steel Tube Ltd. (a)	85,500	2,334,863

Mitsubishi Materials Corp.	140,700	4,045,834

Nippon Steel Corp.	1,017,100	14,845,121

Sumitomo Metal Mining Co. Ltd.	292,700	9,790,727

Yamato Kogyo Co. Ltd.	51,400	1,333,402

		46,733,266

Multiline Retail — 0.8%

Isetan Mitsukoshi Holdings Ltd.	423,700	3,379,079

Izumi Co. Ltd.	48,300	1,816,967

J Front Retailing Co. Ltd.	289,700	3,683,796

Marui Group Co. Ltd. (a)	239,300	5,319,726

Pan Pacific International Holdings Corp.	644,100	10,139,002

Ryohin Keikaku Co. Ltd. (a)	282,400	6,286,866

Seria Co. Ltd.	48,700	1,224,116

Takashimaya Co. Ltd. (a)	190,200	2,207,846

		34,057,398

Oil, Gas & Consumable Fuels — 0.8%

Idemitsu Kosan Co. Ltd.	268,152	7,882,402

Inpex Corp.	1,158,200	10,706,963

JXTG Holdings, Inc.	3,564,600	16,661,798

		35,251,163

Paper & Forest Products — 0.1%

Oji Holdings Corp.	1,085,800	5,613,848

Personal Products — 2.1%

Kao Corp.	516,000	41,485,723

Kobayashi Pharmaceutical Co. Ltd.	59,600	4,765,617

Kose Corp.	36,400	6,453,503

Pola Orbis Holdings, Inc.	90,700	2,046,718

Shiseido Co. Ltd.	428,200	35,304,212

		90,055,773

Pharmaceuticals — 6.2%

Astellas Pharma, Inc.	1,920,700	32,964,387

Chugai Pharmaceutical Co. Ltd.	227,600	19,153,862

Daiichi Sankyo Co. Ltd.	652,700	42,917,501

Eisai Co. Ltd.	317,400	22,976,272

Hisamitsu Pharmaceutical Co., Inc.	88,600	4,123,379

Kyowa Kirin Co. Ltd.	271,600	4,997,446

Mitsubishi Tanabe Pharma Corp.	264,400	3,164,417

Nippon Shinyaku Co. Ltd.	65,300	5,891,148

Ono Pharmaceutical Co. Ltd.	552,600	10,409,246

Otsuka Holdings Co. Ltd.	597,200	24,897,423

INVESTMENTS	SHARES	VALUE($)

Pharmaceuticals — continued

Santen Pharmaceutical Co. Ltd.	428,100	7,583,080

Shionogi & Co. Ltd.	311,900	18,721,142

Sumitomo Dainippon Pharma Co. Ltd.	183,100	3,195,672

Taisho Pharmaceutical Holdings Co. Ltd.	58,200	4,142,355

Takeda Pharmaceutical Co. Ltd.	1,687,200	60,963,730

Tsumura & Co.	74,000	2,037,921

		268,138,981

Professional Services — 1.5%

Nihon M&A Center, Inc.	150,800	4,585,089

Persol Holdings Co. Ltd.	202,800	3,895,387

Recruit Holdings Co. Ltd.	1,706,400	56,710,572

		65,191,048

Real Estate Management & Development — 3.0%

Aeon Mall Co. Ltd.	109,400	1,750,294

Daito Trust Construction Co. Ltd.	81,000	10,734,157

Daiwa House Industry Co. Ltd.	713,100	24,548,546

Hulic Co. Ltd.	537,200	5,832,248

Mitsubishi Estate Co. Ltd.	1,489,100	28,911,447

Mitsui Fudosan Co. Ltd.	1,061,100	27,145,950

Nomura Real Estate Holdings, Inc.	129,800	3,076,181

Sumitomo Realty & Development Co. Ltd.	509,700	18,501,227

Tokyo Tatemono Co. Ltd.	232,100	3,302,200

Tokyu Fudosan Holdings Corp.	647,300	4,293,479

		128,095,729

Road & Rail — 4.6%

Central Japan Railway Co.	220,500	45,232,053

East Japan Railway Co.	404,500	36,720,927

Hankyu Hanshin Holdings, Inc.	272,100	10,888,628

Keikyu Corp.	295,300	5,878,133

Keio Corp.	130,700	8,085,555

Keisei Electric Railway Co. Ltd.	184,500	7,543,368

Kintetsu Group Holdings Co. Ltd.	204,200	11,130,116

Kyushu Railway Co.	171,300	5,659,334

Nagoya Railroad Co. Ltd.	210,500	6,691,350

Nankai Electric Railway Co. Ltd.	121,500	3,157,412

Nippon Express Co. Ltd.	95,400	5,443,103

Odakyu Electric Railway Co. Ltd.	362,800	8,831,343

Seibu Holdings, Inc.	302,500	5,339,125

Tobu Railway Co. Ltd.	227,200	7,581,643

Tokyu Corp.	608,700	11,512,717

West Japan Railway Co.	204,900	17,803,840

		197,498,647

SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2019

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued

Semiconductors & Semiconductor Equipment — 1.7%

Advantest Corp.	213,700	9,725,164

Disco Corp.	30,900	6,743,539

Renesas Electronics Corp.*	1,111,700	7,525,850

Rohm Co. Ltd.	101,200	8,017,957

SUMCO Corp.	273,000	4,534,768

Tokyo Electron Ltd.	176,800	35,819,429

		72,366,707

Software — 0.2%

Oracle Corp.	35,700	3,137,894

Trend Micro, Inc.	130,800	6,602,032

		9,739,926

Specialty Retail — 1.8%

ABC-Mart, Inc.	33,600	2,303,798

Fast Retailing Co. Ltd.	69,400	42,798,433

Hikari Tsushin, Inc.	21,900	4,800,409

K’s Holdings Corp.	224,300	2,562,700

Nitori Holdings Co. Ltd.	90,600	13,790,329

Shimamura Co. Ltd.	26,600	2,253,102

USS Co. Ltd.	234,600	4,543,778

Yamada Denki Co. Ltd.	765,400	3,699,547

		76,752,096

Technology Hardware, Storage & Peripherals — 1.9%

Brother Industries Ltd.	280,600	5,273,607

Canon, Inc.	1,156,300	31,728,551

FUJIFILM Holdings Corp.	440,700	19,347,721

Konica Minolta, Inc.	538,000	3,948,812

NEC Corp.	278,700	11,045,053

Ricoh Co. Ltd.	797,300	7,100,445

Seiko Epson Corp.	342,300	4,840,481

		83,284,670

Textiles, Apparel & Luxury Goods — 0.1%

Asics Corp.	203,300	3,490,322

Tobacco — 0.6%

Japan Tobacco, Inc.	1,198,700	27,093,871

Trading Companies & Distributors — 3.8%

ITOCHU Corp.	1,696,500	35,470,223

Marubeni Corp.	1,860,100	13,091,529

Mitsubishi Corp.	1,702,000	43,289,375

Mitsui & Co. Ltd.	1,865,200	32,032,873

MonotaRO Co. Ltd.	147,400	4,453,045

Sojitz Corp.	1,205,500	3,794,363

Sumitomo Corp.	1,338,900	21,746,950

Toyota Tsusho Corp.	254,000	8,762,630

		162,640,988

INVESTMENTS	SHARES	VALUE($)

Transportation Infrastructure — 0.2%

Japan Airport Terminal Co. Ltd.	77,800	3,843,054

Kamigumi Co. Ltd.	128,000	2,894,228

Mitsubishi Logistics Corp.	88,500	2,246,547

		8,983,829

Wireless Telecommunication Services — 4.0%

KDDI Corp.	1,714,400	47,439,410

NTT DOCOMO, Inc.	1,285,100	35,231,170

Softbank Corp.	1,742,300	23,899,679

SoftBank Group Corp.	1,767,100	67,974,003

		174,544,262

Total Common Stocks (Cost $4,121,630,584)		4,271,341,070

Short-Term Investments — 0.4%

Investment of Cash Collateral from Securities Loaned — 0.4%

JPMorgan Securities Lending Money Market Fund Class Agency SL Shares, 1.98% (c) (d)	12,000,400	12,001,600

JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.70% (c) (d)	6,340,122	6,340,122

Total Investment of Cash Collateral from Securities Loaned (Cost $18,340,323)		18,341,722

Total Investments — 99.3% (Cost $4,139,970,907)		4,289,682,792

Other Assets Less Liabilities — 0.7%		28,839,127

NET ASSETS — 100.0%		4,318,521,919

Percentages indicated are based on net assets.

Abbreviations

REIT	Real Estate Investment Trust

(a)	The security or a portion of this security is on loan at October 31, 2019. The total value of securities on loan at October 31, 2019 is $17,484,369.
(b)	Amount rounds to less than 0.1% of net assets.
(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of October 31, 2019.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	73

JPMorgan BetaBuilders Japan ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

Futures contracts outstanding as of October 31, 2019:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)($)

Long Contracts
TOPIX Index	308	12/2019	JPY	47,216,779	1,459,579

Abbreviations

JPY	Japanese Yen
TOPIX	Tokyo Stock Price Index

SEE NOTES TO FINANCIAL STATEMENTS.

74	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2019

JPMorgan BetaBuilders U.S. Equity ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019

INVESTMENTS	SHARES	VALUE($)
Common Stocks — 99.6%

Aerospace & Defense — 2.5%

Arconic, Inc.	681	18,707

Boeing Co. (The)	939	319,175

General Dynamics Corp.	411	72,665

HEICO Corp.	70	8,634

HEICO Corp., Class A	125	11,909

Huntington Ingalls Industries, Inc.	72	16,248

L3Harris Technologies, Inc.	392	80,874

Lockheed Martin Corp.	438	164,986

Northrop Grumman Corp.	276	97,284

Raytheon Co.	490	103,983

Spirit AeroSystems Holdings, Inc., Class A	183	14,973

Textron, Inc.	405	18,666

TransDigm Group, Inc.	87	45,786

United Technologies Corp.	1,427	204,889

		1,178,779

Air Freight & Logistics — 0.6%

CH Robinson Worldwide, Inc.	238	18,002

Expeditors International of Washington, Inc.	302	22,028

FedEx Corp.	423	64,575

United Parcel Service, Inc., Class B	1,227	141,314

XPO Logistics, Inc.*	160	12,224

		258,143

Airlines — 0.4%

Alaska Air Group, Inc.	218	15,136

American Airlines Group, Inc.	697	20,952

Delta Air Lines, Inc.	1,018	56,071

Southwest Airlines Co.	850	47,710

United Airlines Holdings, Inc.*	389	35,337

		175,206

Auto Components — 0.2%

Aptiv plc	448	40,118

Autoliv, Inc. (Sweden)	138	10,742

BorgWarner, Inc.	362	15,088

Goodyear Tire & Rubber Co. (The)	409	6,491

Lear Corp.	99	11,659

		84,098

Automobiles — 0.5%

Ford Motor Co.	6,890	59,185

General Motors Co.	2,209	82,087

Harley-Davidson, Inc.	275	10,700

Tesla, Inc.*	250	78,730

		230,702

INVESTMENTS	SHARES	VALUE($)

Banks — 5.4%

Bank of America Corp.	14,729	460,576

BB&T Corp.	1,346	71,405

CIT Group, Inc.	167	7,163

Citigroup, Inc.	3,974	285,572

Citizens Financial Group, Inc.	785	27,601

Comerica, Inc.	261	17,075

East West Bancorp, Inc.	256	10,987

Fifth Third Bancorp	1,282	37,281

First Republic Bank	294	31,270

Huntington Bancshares, Inc.	1,824	25,773

JPMorgan Chase & Co. (a)	5,623	702,425

KeyCorp	1,765	31,717

M&T Bank Corp.	236	36,941

PNC Financial Services Group, Inc. (The)	783	114,866

Regions Financial Corp.	1,754	28,239

SunTrust Banks, Inc.	781	53,373

SVB Financial Group*	89	19,712

US Bancorp	2,520	143,690

Wells Fargo & Co.	7,051	364,043

Zions Bancorp NA	310	15,026

		2,484,735

Beverages — 1.8%

Brown-Forman Corp., Class A	99	6,153

Brown-Forman Corp., Class B	321	21,032

Coca-Cola Co. (The)	6,767	368,328

Constellation Brands, Inc., Class A	293	55,767

Keurig Dr Pepper, Inc.	471	13,263

Molson Coors Brewing Co., Class B	329	17,345

Monster Beverage Corp.*	680	38,168

PepsiCo, Inc.	2,460	337,438

		857,494

Biotechnology — 2.4%

AbbVie, Inc.	2,600	206,830

Alexion Pharmaceuticals, Inc.*	394	41,528

Alkermes plc*	276	5,390

Alnylam Pharmaceuticals, Inc.*	194	16,828

Amgen, Inc.	1,054	224,765

Biogen, Inc.*	324	96,782

BioMarin Pharmaceutical, Inc.*	313	22,915

Celgene Corp.*	1,245	134,497

Exact Sciences Corp.*	226	19,662

Gilead Sciences, Inc.	2,227	141,882

Incyte Corp.*	312	26,183

Neurocrine Biosciences, Inc.*	159	15,819

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	75

JPMorgan BetaBuilders U.S. Equity ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued

Biotechnology — continued

Regeneron Pharmaceuticals, Inc.*	139	42,573

Seattle Genetics, Inc.*	200	21,480

Vertex Pharmaceuticals, Inc.*	454	88,748

		1,105,882

Building Products — 0.3%

Fortune Brands Home & Security, Inc.	244	14,652

Johnson Controls International plc	1,398	60,576

Lennox International, Inc.	63	15,584

Masco Corp.	509	23,541

Owens Corning	190	11,643

		125,996

Capital Markets — 2.6%

Affiliated Managers Group, Inc.	88	7,029

Ameriprise Financial, Inc.	228	34,403

Bank of New York Mellon Corp. (The)	1,509	70,546

BlackRock, Inc.	206	95,110

Charles Schwab Corp. (The)	2,044	83,211

CME Group, Inc.	630	129,623

E*TRADE Financial Corp.	422	17,635

Franklin Resources, Inc.	495	13,637

Goldman Sachs Group, Inc. (The)	567	120,987

Intercontinental Exchange, Inc.	986	93,000

Invesco Ltd.	678	11,404

KKR & Co., Inc., Class A	958	27,619

Moody’s Corp.	287	63,338

Morgan Stanley	2,209	101,724

MSCI, Inc.	150	35,184

Nasdaq, Inc.	203	20,253

Northern Trust Corp.	377	37,579

Raymond James Financial, Inc.	218	18,201

S&P Global, Inc.	431	111,194

SEI Investments Co.	223	13,362

State Street Corp.	653	43,144

T. Rowe Price Group, Inc.	413	47,825

TD Ameritrade Holding Corp.	473	18,154

		1,214,162

Chemicals — 1.8%

Air Products & Chemicals, Inc.	388	82,745

Albemarle Corp.	187	11,358

Ashland Global Holdings, Inc.	105	8,124

Axalta Coating Systems Ltd.*	363	10,705

Celanese Corp.	218	26,411

CF Industries Holdings, Inc.	386	17,505

Chemours Co. (The)	287	4,710

INVESTMENTS	SHARES	VALUE($)

Chemicals — continued

Dow, Inc.	1,307	65,990

DuPont de Nemours, Inc.	1,310	86,342

Eastman Chemical Co.	240	18,250

Ecolab, Inc.	441	84,703

FMC Corp.	227	20,770

International Flavors & Fragrances, Inc.	188	22,938

Linde plc (United Kingdom)	951	188,631

LyondellBasell Industries NV, Class A	455	40,813

Mosaic Co. (The)	625	12,425

PPG Industries, Inc.	414	51,800

Sherwin-Williams Co. (The)	142	81,269

Westlake Chemical Corp.	63	3,981

WR Grace & Co.	99	6,579

		846,049

Commercial Services & Supplies — 0.4%

Cintas Corp.	148	39,763

Copart, Inc.*	355	29,337

Republic Services, Inc.	373	32,641

Rollins, Inc.	245	9,337

Stericycle, Inc.*	159	9,159

Waste Management, Inc.	685	76,864

		197,101

Communications Equipment — 1.0%

Arista Networks, Inc.*	97	23,723

Cisco Systems, Inc.	7,464	354,615

F5 Networks, Inc.*	105	15,129

Juniper Networks, Inc.	609	15,115

Motorola Solutions, Inc.	291	48,399

Ubiquiti, Inc.	22	2,785

		459,766

Construction & Engineering — 0.1%

Fluor Corp.	246	3,963

Jacobs Engineering Group, Inc.	238	22,272

Quanta Services, Inc.	251	10,555

		36,790

Construction Materials — 0.1%

Martin Marietta Materials, Inc.	108	28,286

Vulcan Materials Co.	234	33,432

		61,718

Consumer Finance — 0.7%

Ally Financial, Inc.	685	20,981

American Express Co.	1,195	140,149

Capital One Financial Corp.	828	77,211

SEE NOTES TO FINANCIAL STATEMENTS.

76	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2019

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued

Consumer Finance — continued

Discover Financial Services	560	44,946

Santander Consumer USA Holdings, Inc.	184	4,615

Synchrony Financial	1,073	37,952

		325,854

Containers & Packaging — 0.3%

Avery Dennison Corp.	149	19,051

Ball Corp.	582	40,722

Crown Holdings, Inc.*	238	17,336

International Paper Co.	692	30,227

Packaging Corp. of America	167	18,280

Sealed Air Corp.	272	11,361

Westrock Co.	454	16,966

		153,943

Distributors — 0.1%

Genuine Parts Co.	256	26,260

LKQ Corp.*	542	18,423

		44,683

Diversified Consumer Services — 0.0% (b)

H&R Block, Inc.	354	8,846

Diversified Financial Services — 1.6%

AXA Equitable Holdings, Inc.	527	11,383

Berkshire Hathaway, Inc., Class B*	3,449	733,189

Jefferies Financial Group, Inc.	443	8,271

Voya Financial, Inc.	245	13,220

		766,063

Diversified Telecommunication Services — 2.1%

AT&T, Inc.	12,849	494,558

CenturyLink, Inc.	1,724	22,309

Verizon Communications, Inc.	7,273	439,798

Zayo Group Holdings, Inc.*	414	14,134

		970,799

Electric Utilities — 2.1%

Alliant Energy Corp.	415	22,136

American Electric Power Co., Inc.	868	81,930

Avangrid, Inc.	99	4,955

Duke Energy Corp.	1,280	120,653

Edison International	630	39,627

Entergy Corp.	347	42,154

Evergy, Inc.	413	26,395

Eversource Energy	567	47,481

Exelon Corp.	1,706	77,606

FirstEnergy Corp.	950	45,904

NextEra Energy, Inc.	857	204,257

INVESTMENTS	SHARES	VALUE($)

Electric Utilities — continued

OGE Energy Corp.	353	15,200

Pinnacle West Capital Corp.	199	18,730

PPL Corp.	1,271	42,566

Southern Co. (The)	1,837	115,106

Xcel Energy, Inc.	921	58,493

		963,193

Electrical Equipment — 0.5%

Acuity Brands, Inc.	70	8,735

AMETEK, Inc.	403	36,935

Eaton Corp. plc	737	64,200

Emerson Electric Co.	1,083	75,973

Hubbell, Inc.	97	13,745

Rockwell Automation, Inc.	205	35,258

Sensata Technologies Holding plc*	285	14,589

		249,435

Electronic Equipment, Instruments & Components — 0.6%

Amphenol Corp., Class A	524	52,573

CDW Corp.	255	32,617

Cognex Corp.	301	15,499

Corning, Inc.	1,374	40,712

Flex Ltd.*	904	10,622

IPG Photonics Corp.*	64	8,594

Keysight Technologies, Inc.*	328	33,098

TE Connectivity Ltd.	592	52,984

Trimble, Inc.*	443	17,649

Zebra Technologies Corp., Class A*	97	23,073

		287,421

Energy Equipment & Services — 0.3%

Baker Hughes Co.	1,140	24,396

Halliburton Co.	1,542	29,683

Helmerich & Payne, Inc.	191	7,163

National Oilwell Varco, Inc.	679	15,359

Schlumberger Ltd.	2,432	79,502

Transocean Ltd.*	385	1,829

		157,932

Entertainment — 1.8%

Activision Blizzard, Inc.	1,347	75,472

Electronic Arts, Inc.*	516	49,742

Live Nation Entertainment, Inc.*	243	17,132

Netflix, Inc.*	769	221,018

Take-Two Interactive Software, Inc.*	200	24,070

Viacom, Inc., Class A	17	406

Viacom, Inc., Class B	624	13,454

Walt Disney Co. (The)	3,166	411,327

		812,621

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	77

JPMorgan BetaBuilders U.S. Equity ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued

Equity Real Estate Investment Trusts (REITs) — 3.2%

Alexandria Real Estate Equities, Inc.	201	31,909

American Tower Corp.	779	169,884

AvalonBay Communities, Inc.	244	53,109

Boston Properties, Inc.	253	34,712

Crown Castle International Corp.	731	101,455

Digital Realty Trust, Inc.	364	46,242

Duke Realty Corp.	634	22,279

Equinix, Inc.	150	85,017

Equity Residential	613	54,349

Essex Property Trust, Inc.	116	37,947

Extra Space Storage, Inc.	225	25,261

Federal Realty Investment Trust	122	16,593

HCP, Inc.	864	32,504

Host Hotels & Resorts, Inc.	1,281	20,996

Invitation Homes, Inc.	839	25,833

Iron Mountain, Inc.	506	16,597

Kimco Realty Corp.	744	16,041

Macerich Co. (The)	192	5,280

Mid-America Apartment Communities, Inc.	201	27,937

Prologis, Inc.	1,109	97,326

Public Storage	262	58,389

Realty Income Corp.	560	45,802

Regency Centers Corp.	293	19,701

SBA Communications Corp.	200	48,130

Simon Property Group, Inc.	542	81,669

SL Green Realty Corp.	143	11,955

Sun Communities, Inc.	158	25,699

UDR, Inc.	514	25,828

Ventas, Inc.	653	42,510

VEREIT, Inc.	1,713	16,856

VICI Properties, Inc.	812	19,123

Vornado Realty Trust	277	18,179

Welltower, Inc.	713	64,662

Weyerhaeuser Co.	1,310	38,265

WP Carey, Inc.	302	27,802

		1,465,841

Food & Staples Retailing — 1.5%

Costco Wholesale Corp.	771	229,072

Kroger Co. (The)	1,406	34,644

Sysco Corp.	902	72,042

Walgreens Boots Alliance, Inc.	1,332	72,967

Walmart, Inc.	2,500	293,150

		701,875

INVESTMENTS	SHARES	VALUE($)

Food Products — 1.1%

Archer-Daniels-Midland Co.	981	41,241

Bunge Ltd.	250	13,500

Campbell Soup Co.	295	13,661

Conagra Brands, Inc.	854	23,101

General Mills, Inc.	1,059	53,861

Hershey Co. (The)	260	38,186

Hormel Foods Corp.	489	19,995

Ingredion, Inc.	118	9,322

JM Smucker Co. (The)	201	21,242

Kellogg Co.	438	27,826

Kraft Heinz Co. (The)	1,093	35,337

Lamb Weston Holdings, Inc.	256	19,978

McCormick & Co., Inc. (Non-Voting)	217	34,870

Mondelez International, Inc., Class A	2,535	132,961

Tyson Foods, Inc., Class A	516	42,719

		527,800

Gas Utilities — 0.1%

Atmos Energy Corp.	207	23,284

National Fuel Gas Co.	152	6,887

UGI Corp.	369	17,590

		47,761

Health Care Equipment & Supplies — 3.5%

Abbott Laboratories	3,109	259,943

ABIOMED, Inc.*	80	16,606

Align Technology, Inc.*	126	31,789

Baxter International, Inc.	899	68,953

Becton Dickinson and Co.	475	121,600

Boston Scientific Corp.*	2,449	102,123

Cooper Cos., Inc. (The)	87	25,317

Danaher Corp.	1,122	154,634

Dentsply Sirona, Inc.	393	21,529

DexCom, Inc.*	159	24,524

Edwards Lifesciences Corp.*	364	86,770

Hologic, Inc.*	471	22,754

IDEXX Laboratories, Inc.*	152	43,322

Intuitive Surgical, Inc.*	203	112,249

Medtronic plc	2,360	257,004

ResMed, Inc.	253	37,424

STERIS plc	150	21,235

Stryker Corp.	563	121,760

Teleflex, Inc.	82	28,488

Varian Medical Systems, Inc.*	158	19,088

Zimmer Biomet Holdings, Inc.	360	49,763

		1,626,875

SEE NOTES TO FINANCIAL STATEMENTS.

78	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2019

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued

Health Care Providers & Services — 2.6%

AmerisourceBergen Corp.	268	22,882

Anthem, Inc.	448	120,548

Cardinal Health, Inc.	525	25,961

Centene Corp.*	728	38,642

Cigna Corp.	664	118,497

CVS Health Corp.	2,285	151,701

DaVita, Inc.*	170	9,962

HCA Healthcare, Inc.	466	62,230

Henry Schein, Inc.*	259	16,209

Humana, Inc.	238	70,020

Laboratory Corp. of America Holdings*	171	28,176

McKesson Corp.	325	43,225

Quest Diagnostics, Inc.	237	23,996

UnitedHealth Group, Inc.	1,666	420,998

Universal Health Services, Inc., Class B	141	19,382

WellCare Health Plans, Inc.*	88	26,101

		1,198,530

Health Care Technology — 0.1%

Cerner Corp.	560	37,587

Veeva Systems, Inc., Class A*	227	32,196

		69,783

Hotels, Restaurants & Leisure — 1.9%

Aramark	432	18,904

Carnival Corp.	702	30,109

Chipotle Mexican Grill, Inc.*	46	35,795

Darden Restaurants, Inc.	217	24,363

Domino’s Pizza, Inc.	71	19,285

Hilton Worldwide Holdings, Inc.	506	49,062

Las Vegas Sands Corp.	595	36,795

Marriott International, Inc., Class A	480	60,744

McDonald’s Corp.	1,333	262,201

MGM Resorts International	917	26,135

Norwegian Cruise Line Holdings Ltd.*	378	19,187

Royal Caribbean Cruises Ltd.	303	32,975

Starbucks Corp.	2,106	178,083

Vail Resorts, Inc.	70	16,266

Wyndham Destinations, Inc.	160	7,426

Wynn Resorts Ltd.	170	20,628

Yum! Brands, Inc.	533	54,211

		892,169

Household Durables — 0.4%

DR Horton, Inc.	593	31,055

Garmin Ltd.	254	23,812

Lennar Corp., Class A	498	29,681

INVESTMENTS	SHARES	VALUE($)

Household Durables — continued

Lennar Corp., Class B	29	1,364

Mohawk Industries, Inc.*	105	15,055

Newell Brands, Inc.	668	12,672

NVR, Inc.*	6	21,820

PulteGroup, Inc.	455	17,854

Whirlpool Corp.	109	16,581

		169,894

Household Products — 1.7%

Church & Dwight Co., Inc.	432	30,214

Clorox Co. (The)	221	32,639

Colgate-Palmolive Co.	1,510	103,586

Kimberly-Clark Corp.	607	80,658

Procter & Gamble Co. (The)	4,401	547,969

		795,066

Independent Power and Renewable Electricity Producers — 0.1%

AES Corp.	1,169	19,932

NRG Energy, Inc.	444	17,813

Vistra Energy Corp.	796	21,516

		59,261

Industrial Conglomerates — 1.3%

3M Co.	1,010	166,640

General Electric Co.	15,347	153,163

Honeywell International, Inc.	1,263	218,158

Roper Technologies, Inc.	184	62,001

		599,962

Insurance — 2.5%

Aflac, Inc.	1,304	69,321

Alleghany Corp.*	23	17,901

Allstate Corp. (The)	579	61,617

American Financial Group, Inc.	132	13,733

American International Group, Inc.	1,530	81,029

Aon plc	413	79,775

Arch Capital Group Ltd.*	713	29,775

Arthur J Gallagher & Co.	326	29,738

Brighthouse Financial, Inc.*	194	7,325

Chubb Ltd.	801	122,088

Cincinnati Financial Corp.	268	30,340

Everest Re Group Ltd.	71	18,253

Fidelity National Financial, Inc.	481	22,049

Globe Life, Inc.	175	17,033

Hartford Financial Services Group, Inc. (The)	634	36,189

Lincoln National Corp.	353	19,937

Loews Corp.	458	22,442

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	79

JPMorgan BetaBuilders U.S. Equity ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued

Insurance — continued

Markel Corp.*	23	26,933

Marsh & McLennan Cos., Inc.	889	92,118

MetLife, Inc.	1,398	65,412

Principal Financial Group, Inc.	457	24,395

Progressive Corp. (The)	1,026	71,512

Prudential Financial, Inc.	709	64,618

Reinsurance Group of America, Inc.	108	17,547

Travelers Cos., Inc. (The)	458	60,026

Unum Group	369	10,162

Willis Towers Watson plc	225	42,053

WR Berkley Corp.	255	17,825

		1,171,146

Interactive Media & Services — 4.8%

Alphabet, Inc., Class A*	527	663,388

Alphabet, Inc., Class C*	530	667,858

Facebook, Inc., Class A*	4,231	810,871

IAC/InterActiveCorp*	125	28,406

Snap, Inc., Class A*	1,340	20,181

TripAdvisor, Inc.*	185	7,474

Twitter, Inc.*	1,359	40,729

		2,238,907

Internet & Direct Marketing Retail — 3.4%

Amazon.com, Inc.*	729	1,295,185

Booking Holdings, Inc.*	75	153,658

eBay, Inc.	1,384	48,786

Expedia Group, Inc.	244	33,345

MercadoLibre, Inc. (Argentina)*	80	41,722

Qurate Retail, Inc., Series A*	682	6,506

		1,579,202

IT Services — 5.4%

Accenture plc, Class A	1,121	207,856

Akamai Technologies, Inc.*	290	25,085

Alliance Data Systems Corp.	71	7,100

Automatic Data Processing, Inc.	763	123,781

Broadridge Financial Solutions, Inc.	202	25,294

Cognizant Technology Solutions Corp., Class A	971	59,173

DXC Technology Co.	460	12,728

Fidelity National Information Services, Inc.	1,077	141,906

Fiserv, Inc.*	1,004	106,565

FleetCor Technologies, Inc.*	152	44,721

Gartner, Inc.*	157	24,191

Global Payments, Inc.	527	89,158

GoDaddy, Inc., Class A*	310	20,159

International Business Machines Corp.	1,559	208,485

INVESTMENTS	SHARES	VALUE($)

IT Services — continued

Jack Henry & Associates, Inc.	136	19,252

Leidos Holdings, Inc.	238	20,523

Mastercard, Inc., Class A	1,568	434,038

Paychex, Inc.	562	47,006

PayPal Holdings, Inc.*	2,070	215,487

Sabre Corp.	480	11,270

Square, Inc., Class A*	601	36,919

Twilio, Inc., Class A*	211	20,374

VeriSign, Inc.*	184	34,964

Visa, Inc., Class A	3,038	543,377

Western Union Co. (The)	746	18,695

		2,498,107

Leisure Products — 0.1%

Hasbro, Inc.	206	20,046

Mattel, Inc.*	609	7,271

Polaris, Inc.	101	9,964

		37,281

Life Sciences Tools & Services — 1.0%

Agilent Technologies, Inc.	544	41,208

Bio-Rad Laboratories, Inc., Class A*	37	12,270

Illumina, Inc.*	258	76,244

IQVIA Holdings, Inc.*	321	46,359

Mettler-Toledo International, Inc.*	41	28,903

PerkinElmer, Inc.	193	16,590

Thermo Fisher Scientific, Inc.	702	211,990

Waters Corp.*	118	24,971

		458,535

Machinery — 1.6%

Caterpillar, Inc.	988	136,146

Cummins, Inc.	276	47,605

Deere & Co.	551	95,951

Donaldson Co., Inc.	223	11,761

Dover Corp.	256	26,596

Flowserve Corp.	228	11,136

Fortive Corp.	517	35,673

IDEX Corp.	134	20,841

Illinois Tool Works, Inc.	516	86,987

Ingersoll-Rand plc	425	53,928

PACCAR, Inc.	610	46,397

Parker-Hannifin Corp.	225	41,285

Pentair plc	294	12,192

Snap-on, Inc.	98	15,942

Stanley Black & Decker, Inc.	268	40,556

Wabtec Corp.	321	22,268

Xylem, Inc.	318	24,387

		729,651

SEE NOTES TO FINANCIAL STATEMENTS.

80	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2019

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued

Media — 1.6%

Altice USA, Inc., Class A*	543	16,806

CBS Corp. (Non-Voting), Class B	576	20,759

Charter Communications, Inc., Class A*	285	133,340

Comcast Corp., Class A	7,975	357,439

Discovery, Inc., Class A*	277	7,466

Discovery, Inc., Class C*	611	15,422

DISH Network Corp., Class A*	424	14,577

Fox Corp., Class A	625	20,025

Fox Corp., Class B	286	8,935

Interpublic Group of Cos., Inc. (The)	681	14,812

Liberty Broadband Corp., Class A*	41	4,838

Liberty Broadband Corp., Class C*	269	31,761

Liberty Media Corp.-Liberty SiriusXM, Class A*	148	6,647

Liberty Media Corp.-Liberty SiriusXM, Class C*	268	12,111

News Corp., Class A	679	9,309

News Corp., Class B	216	3,050

Omnicom Group, Inc.	380	29,332

Sirius XM Holdings, Inc.	2,427	16,309

		722,938

Metals & Mining — 0.3%

Freeport-McMoRan, Inc.	2,551	25,051

Newmont Goldcorp Corp.	1,442	57,291

Nucor Corp.	532	28,648

Southern Copper Corp. (Peru)	150	5,337

Steel Dynamics, Inc.	387	11,749

		128,076

Mortgage Real Estate Investment Trusts (REITs) — 0.1%

AGNC Investment Corp.	965	16,453

Annaly Capital Management, Inc.	2,562	23,007

		39,460

Multiline Retail — 0.5%

Dollar General Corp.	454	72,794

Dollar Tree, Inc.*	414	45,706

Kohl’s Corp.	278	14,250

Macy’s, Inc.	543	8,232

Nordstrom, Inc.	188	6,749

Target Corp.	899	96,112

		243,843

Multi-Utilities — 1.1%

Ameren Corp.	431	33,489

CenterPoint Energy, Inc.	883	25,669

CMS Energy Corp.	498	31,832

Consolidated Edison, Inc.	583	53,764

INVESTMENTS	SHARES	VALUE($)

Multi-Utilities — continued

Dominion Energy, Inc.	1,445	119,285

DTE Energy Co.	322	40,997

NiSource, Inc.	658	18,450

Public Service Enterprise Group, Inc.	888	56,219

Sempra Energy	481	69,509

WEC Energy Group, Inc.	556	52,487

		501,701

Oil, Gas & Consumable Fuels — 3.8%

Apache Corp.	662	14,339

Cabot Oil & Gas Corp.	735	13,700

Cheniere Energy, Inc.*	410	25,236

Chevron Corp.	3,337	387,559

Cimarex Energy Co.	176	7,431

Concho Resources, Inc.	107	7,225

ConocoPhillips	1,953	107,806

Continental Resources, Inc.*	152	4,479

Devon Energy Corp.	712	14,439

Diamondback Energy, Inc.	287	24,613

EOG Resources, Inc.	1,020	70,696

EQT Corp.	448	4,812

Exxon Mobil Corp.	7,441	502,788

Hess Corp.	456	29,982

HollyFrontier Corp.	268	14,724

Kinder Morgan, Inc.	3,422	68,372

Marathon Oil Corp.	1,413	16,292

Marathon Petroleum Corp.	1,157	73,990

Murphy Oil Corp.	271	5,591

Noble Energy, Inc.	839	16,159

Occidental Petroleum Corp.	1,571	63,626

ONEOK, Inc.	727	50,766

Phillips 66	787	91,937

Pioneer Natural Resources Co.	293	36,045

Targa Resources Corp.	409	15,902

Valero Energy Corp.	729	70,698

Williams Cos., Inc. (The)	2,130	47,520

		1,786,727

Personal Products — 0.2%

Coty, Inc., Class A	516	6,032

Estee Lauder Cos., Inc. (The), Class A	389	72,459

Herbalife Nutrition Ltd.*	168	7,505

		85,996

Pharmaceuticals — 4.3%

Allergan plc	577	101,615

Bristol-Myers Squibb Co.	2,876	164,996

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	81

JPMorgan BetaBuilders U.S. Equity ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued

Pharmaceuticals — continued

Elanco Animal Health, Inc.*	658	17,779

Eli Lilly & Co.	1,494	170,241

Jazz Pharmaceuticals plc*	100	12,563

Johnson & Johnson	4,641	612,798

Merck & Co., Inc.	4,503	390,230

Mylan NV*	906	17,350

Nektar Therapeutics*	308	5,275

Perrigo Co. plc	239	12,672

Pfizer, Inc.	9,725	373,148

Zoetis, Inc.	838	107,197

		1,985,864

Professional Services — 0.4%

CoStar Group, Inc.*	65	35,719

Equifax, Inc.	211	28,846

IHS Markit Ltd.*	703	49,224

ManpowerGroup, Inc.	104	9,456

Nielsen Holdings plc	626	12,620

TransUnion	329	27,182

Verisk Analytics, Inc.	288	41,673

		204,720

Real Estate Management & Development — 0.1%

CBRE Group, Inc., Class A*	592	31,702

Road & Rail — 1.0%

CSX Corp.	1,401	98,448

JB Hunt Transport Services, Inc.	151	17,752

Kansas City Southern	175	24,636

Lyft, Inc., Class A*	347	14,380

Norfolk Southern Corp.	462	84,084

Old Dominion Freight Line, Inc.	114	20,757

Union Pacific Corp.	1,239	205,005

		465,062

Semiconductors & Semiconductor Equipment — 4.0%

Advanced Micro Devices, Inc.*	1,908	64,738

Analog Devices, Inc.	649	69,203

Applied Materials, Inc.	1,622	88,010

Broadcom, Inc.	699	204,702

Intel Corp.	7,789	440,312

KLA Corp.	278	46,993

Lam Research Corp.	254	68,844

Marvell Technology Group Ltd.	1,161	28,317

Maxim Integrated Products, Inc.	477	27,981

Microchip Technology, Inc.	420	39,602

Micron Technology, Inc.*	1,940	92,247

NVIDIA Corp.	1,071	215,292

INVESTMENTS	SHARES	VALUE($)

Semiconductors & Semiconductor Equipment — continued

Qorvo, Inc.*	206	16,657

QUALCOMM, Inc.	2,139	172,061

Skyworks Solutions, Inc.	303	27,591

Texas Instruments, Inc.	1,639	193,386

Xilinx, Inc.	444	40,289

		1,836,225

Software — 7.0%

Adobe, Inc.*	853	237,074

ANSYS, Inc.*	149	32,802

Autodesk, Inc.*	387	57,028

Cadence Design Systems, Inc.*	493	32,218

CDK Global, Inc.	211	10,664

Citrix Systems, Inc.	217	23,623

Fortinet, Inc.*	251	20,472

Intuit, Inc.	458	117,935

Microsoft Corp.	13,399	1,921,015

Oracle Corp.	3,872	210,985

Palo Alto Networks, Inc.*	169	38,429

Paycom Software, Inc.*	86	18,192

PTC, Inc.*	183	12,244

salesforce.com, Inc.*	1,543	241,464

ServiceNow, Inc.*	328	81,101

Splunk, Inc.*	262	31,429

SS&C Technologies Holdings, Inc.	389	20,232

Symantec Corp.	1,001	22,903

Synopsys, Inc.*	262	35,566

Teradata Corp.*	61	1,826

VMware, Inc., Class A	138	21,841

Workday, Inc., Class A*	286	46,378

		3,235,421

Specialty Retail — 2.3%

Advance Auto Parts, Inc.	124	20,148

AutoZone, Inc.*	41	46,920

Best Buy Co., Inc.	408	29,307

Burlington Stores, Inc.*	117	22,484

CarMax, Inc.*	291	27,112

Foot Locker, Inc.	192	8,354

Gap, Inc. (The)	376	6,114

Home Depot, Inc. (The)	1,925	451,566

L Brands, Inc.	408	6,952

Lowe’s Cos., Inc.	1,358	151,566

O’Reilly Automotive, Inc.*	135	58,794

Ross Stores, Inc.	642	70,408

Tiffany & Co.	190	23,657

SEE NOTES TO FINANCIAL STATEMENTS.

82	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2019

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued

Specialty Retail — continued

TJX Cos., Inc. (The)	2,126	122,564

Tractor Supply Co.	208	19,764

Ulta Beauty, Inc.*	103	24,014

		1,089,724

Technology Hardware, Storage & Peripherals — 4.4%

Apple, Inc.	7,455	1,854,506

Dell Technologies, Inc., Class C*	269	14,227

Hewlett Packard Enterprise Co.	2,296	37,677

HP, Inc.	2,605	45,249

NetApp, Inc.	420	23,470

Seagate Technology plc	414	24,024

Western Digital Corp.	522	26,961

Xerox Holdings Corp.	336	11,401

		2,037,515

Textiles, Apparel & Luxury Goods — 0.8%

Capri Holdings Ltd.*	268	8,327

Hanesbrands, Inc.	634	9,643

Lululemon Athletica, Inc.*	200	40,854

NIKE, Inc., Class B	2,199	196,920

PVH Corp.	132	11,505

Ralph Lauren Corp.	90	8,645

Tapestry, Inc.	506	13,085

Under Armour, Inc., Class A*	329	6,794

Under Armour, Inc., Class C*	341	6,309

VF Corp.	575	47,317

		349,399

Thrifts & Mortgage Finance — 0.0% (b)

New York Community Bancorp, Inc.	820	9,553

Tobacco — 0.8%

Altria Group, Inc.	3,284	147,090

Philip Morris International, Inc.	2,736	222,820

		369,910

Trading Companies & Distributors — 0.2%

Fastenal Co.	1,007	36,192

United Rentals, Inc.*	136	18,165

Watsco, Inc.	56	9,873

WW Grainger, Inc.	75	23,163

		87,393

Water Utilities — 0.1%

American Water Works Co., Inc.	319	39,323

INVESTMENTS	SHARES	VALUE($)

Wireless Telecommunication Services — 0.1%

Sprint Corp.*	1,078	6,694

T-Mobile US, Inc.*	557	46,042

		52,736

Total Common Stocks (Cost $43,108,289)		46,228,345

Short-Term Investments — 0.3%

Investment Companies — 0.3%

JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 1.64% (c) (d) (Cost $123,432)	123,432	123,432

Total Investments — 99.9% (Cost $43,231,721)		46,351,777

Other Assets Less Liabilities — 0.1%		57,348

NET ASSETS — 100.0%		46,409,125

Percentages indicated are based on net assets.

(a)	Investment in affiliate. This security is included in an index in which the Fund, as an index fund, tracks.
(b)	Amount rounds to less than 0.1% of net assets.
(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of October 31, 2019.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	83

JPMorgan BetaBuilders U.S. Equity ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

Futures contracts outstanding as of October 31, 2019:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)($)

Long Contracts
S&P 500 Mic E-Mini Index	11	12/2019	USD	166,966	5,139

Abbreviations

USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

84	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2019

JPMorgan Diversified Return Emerging Markets Equity ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019

INVESTMENTS	SHARES	VALUE($)
Common Stocks — 99.7%

Bahrain — 0.1%

Ahli United Bank BSC	463,342	409,625

Brazil — 14.7%

Ambev SA*	206,668	894,591

Atacadao SA*	60,586	289,900

Azul SA (Preference)*	35,175	459,060

B3 SA — Brasil Bolsa Balcao	170,296	2,055,611

Banco Bradesco SA (Preference)	342,906	3,015,658

Banco BTG Pactual SA*	47,107	765,834

Banco do Brasil SA*	157,555	1,886,103

Banco do Estado do Rio Grande do Sul SA (Preference), Class B	76,073	424,893

Banco Santander Brasil SA	33,594	397,214

BB Seguridade Participacoes SA	57,652	488,040

BR Malls Participacoes SA	66,065	251,708

BRF SA*	104,505	920,103

CCR SA	311,514	1,289,398

Centrais Eletricas Brasileiras SA	78,757	779,617

Cia Brasileira de Distribuicao (Preference)*	34,942	721,754

Cia de Saneamento Basico do Estado de Sao Paulo*	72,863	993,611

Cia de Transmissao de Energia Eletrica Paulista (Preference)	134,895	792,115

Cia Energetica de Minas Gerais (Preference)	206,981	702,409

Cia Paranaense de Energia (Preference)	42,028	582,869

Cia Siderurgica Nacional SA	166,551	492,115

Cosan SA	50,207	719,836

CPFL Energia SA	64,335	526,968

CVC Brasil Operadora e Agencia de Viagens SA	21,554	274,739

EDP — Energias do Brasil SA	104,424	492,372

Energisa SA	54,831	653,378

Engie Brasil Energia SA	52,349	587,384

Equatorial Energia SA	37,539	951,275

Gerdau SA (Preference)	110,865	371,255

Grendene SA	96,030	236,573

Hapvida Participacoes e Investimentos SA (a)	52,748	739,432

Hypera SA*	95,972	823,677

IRB Brasil Resseguros S/A	50,001	469,776

Itau Unibanco Holding SA (Preference)	400,930	3,624,915

Itausa — Investimentos Itau SA (Preference)	378,860	1,294,198

Localiza Rent a Car SA	6,721	72,062

Lojas Renner SA	146,020	1,852,876

INVESTMENTS	SHARES	VALUE($)

Brazil — continued

M Dias Branco SA*	15,462	145,772

Magazine Luiza SA	110,597	1,224,413

Natura Cosmeticos SA	69,433	542,410

Notre Dame Intermedica Participacoes SA	73,909	1,102,968

Odontoprev SA	115,600	429,771

Petrobras Distribuidora SA	96,136	680,779

Petroleo Brasileiro SA (Preference)	590,598	4,473,848

Porto Seguro SA	7,810	111,663

Rumo SA*	212,042	1,209,705

Sao Martinho SA	54,150	234,936

Sul America SA	18,841	229,493

Telefonica Brasil SA (Preference)	88,947	1,177,015

TIM Participacoes SA*	229,036	648,188

Transmissora Alianca de Energia Eletrica SA	77,810	557,019

Ultrapar Participacoes SA	91,434	428,843

Usinas Siderurgicas de Minas Gerais SA Usiminas (Preference), Class A	40,085	72,764

Vale SA*	423,357	4,986,756

WEG SA	145,746	934,693

YDUQS Part	78,786	768,706

		51,853,061

Chile — 1.2%

AES Gener SA	1,167,311	250,273

Aguas Andinas SA, Class A	923,072	423,199

Banco de Chile	2,413,127	310,752

Banco Santander Chile	294,111	18,247

Cencosud SA	16,129	21,901

Cia Cervecerias Unidas SA	40,189	401,018

Colbun SA	2,681,837	462,704

Empresas CMPC SA	119,894	273,221

Enel Americas SA	6,320,286	1,180,366

Enel Chile SA	7,295,752	600,011

Engie Energia Chile SA	202,360	300,156

Parque Arauco SA	49,213	129,403

		4,371,251

China — 20.7%

Air China Ltd., Class H	282,000	248,979

Angang Steel Co. Ltd., Class H	99,800	33,385

Anhui Conch Cement Co. Ltd., Class H	197,500	1,180,404

Anhui Gujing Distillery Co. Ltd., Class A	25,300	396,036

ANTA Sports Products Ltd.	189,000	1,848,821

Autohome, Inc., ADR* (b)	5,086	430,072

AviChina Industry & Technology Co. Ltd., Class H	228,000	107,696

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	85

JPMorgan Diversified Return Emerging Markets Equity ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued

China — continued

BAIC Motor Corp. Ltd., Class H (a)	225,000	139,569

Bank of China Ltd., Class H	4,366,000	1,780,390

Bank of Communications Co. Ltd., Class H	438,000	299,131

Baoshan Iron & Steel Co. Ltd., Class A	531,700	437,880

BBMG Corp., Class H	212,000	60,673

Beijing Capital International Airport Co. Ltd., Class H	154,000	145,857

Beijing Enterprises Holdings Ltd.	47,000	221,295

Beijing Enterprises Water Group Ltd.*	934,000	486,827

Bengang Steel Plates Co. Ltd., Class A	525,398	268,655

BYD Electronic International Co. Ltd.	71,000	121,919

CGN Power Co. Ltd., Class H (a)	2,537,000	658,915

China Agri-Industries Holdings Ltd.	34,000	11,202

China CITIC Bank Corp. Ltd., Class H	468,000	271,281

China Coal Energy Co. Ltd., Class H	163,000	65,001

China Communications Construction Co. Ltd., Class H	410,000	312,109

China Communications Services Corp. Ltd., Class H	736,000	454,501

China Conch Venture Holdings Ltd.	128,000	500,849

China Everbright Bank Co. Ltd., Class H	176,000	80,990

China Everbright International Ltd.	331,000	250,172

China Longyuan Power Group Corp. Ltd., Class H	266,000	143,702

China Medical System Holdings Ltd.	226,000	306,484

China Merchants Bank Co. Ltd., Class H	219,000	1,044,462

China Merchants Port Holdings Co. Ltd.	114,000	178,243

China Minsheng Banking Corp. Ltd., Class H	361,300	252,719

China Mobile Ltd.	727,500	5,912,175

China Molybdenum Co. Ltd., Class H	300,000	94,541

China National Building Material Co. Ltd., Class H	352,250	296,885

China Overseas Land & Investment Ltd.	82,000	258,750

China Petroleum & Chemical Corp., Class H	2,048,000	1,164,852

China Power International Development Ltd.	800,000	167,068

China Railway Construction Corp. Ltd., Class H	173,000	189,225

China Railway Group Ltd., Class H	350,000	210,950

China Resources Cement Holdings Ltd.	368,000	402,993

China Resources Gas Group Ltd. (b)	148,000	892,338

China Resources Land Ltd.	152,000	646,437

China Resources Pharmaceutical Group Ltd. (a)	298,500	275,667

China Resources Power Holdings Co. Ltd.	342,000	429,803

China Shenhua Energy Co. Ltd., Class H	560,500	1,138,342

INVESTMENTS	SHARES	VALUE($)

China — continued

China South Publishing & Media Group Co. Ltd., Class A	196,600	322,891

China State Construction International Holdings Ltd.	164,000	151,036

China Telecom Corp. Ltd., Class H	2,570,000	1,093,300

China Traditional Chinese Medicine Holdings Co. Ltd.	440,000	196,472

China Unicom Hong Kong Ltd.	1,096,000	1,079,011

China Vanke Co. Ltd., Class H (b)	74,000	269,845

China Yangtze Power Co. Ltd., Class A	248,900	631,505

Chinese Universe Publishing and Media Group Co. Ltd., Class A	186,900	315,569

Chongqing Changan Automobile Co. Ltd., Class B	45,600	18,777

Chongqing Dima Industry Co. Ltd., Class A	612,000	278,095

Chongqing Rural Commercial Bank Co. Ltd., Class H	157,000	83,798

CIMC Enric Holdings Ltd.	48,000	25,981

CITIC Ltd.	451,000	593,284

CNOOC Ltd.	2,042,000	3,039,008

Contemporary Amperex Technology Co. Ltd., Class A	40,700	397,230

COSCO SHIPPING Energy Transportation Co. Ltd., Class H	120,000	51,622

COSCO SHIPPING Ports Ltd.	162,000	127,363

Country Garden Services Holdings Co. Ltd.	69,000	233,798

CRRC Corp. Ltd., Class H	372,000	248,807

Dali Foods Group Co. Ltd. (a)	753,000	514,811

Daqin Railway Co. Ltd., Class A	406,400	440,463

Datang International Power Generation Co. Ltd., Class H	516,000	101,779

Dongguan Development Holdings Co. Ltd., Class A	180,300	205,956

ENN Energy Holdings Ltd.	139,600	1,592,633

Foshan Haitian Flavouring & Food Co. Ltd., Class A	31,600	501,456

Fosun International Ltd.	179,076	234,156

Fujian Funeng Co. Ltd., Class A	210,500	264,949

Fujian Sunner Development Co. Ltd., Class A	95,600	391,043

Future Land Development Holdings Ltd. (b)	90,000	94,844

Fuyao Glass Industry Group Co. Ltd., Class H (a)	5,200	14,693

G-bits Network Technology Xiamen Co. Ltd., Class A	12,100	462,354

Geely Automobile Holdings Ltd.	224,000	423,856

Great Wall Motor Co. Ltd., Class H	483,500	391,757

SEE NOTES TO FINANCIAL STATEMENTS.

86	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2019

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued

China — continued

Greattown Holdings Ltd., Class A	369,200	348,857

Gree Electric Appliances, Inc. of Zhuhai, Class A	94,000	784,176

Guangdong Investment Ltd.	540,000	1,168,721

Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd., Class H	40,000	126,512

Guangzhou Shiyuan Electronic Technology Co. Ltd., Class A	33,100	402,205

Haitian International Holdings Ltd. (b)	51,000	120,345

Heilongjiang Agriculture Co. Ltd., Class A	233,900	317,661

Henan Zhongyuan Expressway Co. Ltd., Class A	410,500	243,528

Huadian Power International Corp. Ltd., Class H	292,000	109,415

Huaneng Renewables Corp. Ltd., Class H	916,000	349,707

Huaxin Cement Co. Ltd., Class B	249,600	454,075

Industrial & Commercial Bank of China Ltd., Class H	4,460,000	3,195,114

Inner Mongolia Yitai Coal Co. Ltd., Class B	80,600	70,302

Jiangsu Expressway Co. Ltd., Class A	235,500	349,414

Jiangsu Expressway Co. Ltd., Class H	110,000	146,140

Jiangsu Zhongnan Construction Group Co. Ltd., Class A	295,200	341,330

Jiangxi Copper Co. Ltd., Class H	92,000	107,707

Joyoung Co. Ltd., Class A	123,371	389,244

Kingboard Holdings Ltd.	55,000	146,570

Kunlun Energy Co. Ltd.	694,000	645,931

Kweichow Moutai Co. Ltd., Class A	12,800	2,143,579

Legend Holdings Corp., Class H (a)	35,600	78,256

Li Ning Co. Ltd.	249,000	844,315

Liuzhou Iron & Steel Co. Ltd., Class A	410,400	293,103

Lomon Billions Group Co. Ltd., Class A	169,000	292,148

Longfor Group Holdings Ltd. (a)	92,000	381,814

Luye Pharma Group Ltd. (a) (b)	296,500	219,158

Maanshan Iron & Steel Co. Ltd., Class H (b)	1,008,000	381,249

Momo, Inc., ADR	9,076	304,228

Nanjing Iron & Steel Co. Ltd., Class A	725,500	314,169

New China Life Insurance Co. Ltd., Class H	49,600	192,506

PetroChina Co. Ltd., Class H	1,642,000	800,740

Ping An Insurance Group Co. of China Ltd., Class H	285,000	3,289,410

Sansteel Minguang Co. Ltd. Fujian, Class A	284,800	306,862

Sany Heavy Industry Co. Ltd., Class A	266,000	508,613

SDIC Power Holdings Co. Ltd., Class A	450,700	533,819

Shaanxi Coal Industry Co. Ltd., Class A	363,000	431,873

Shandong Weigao Group Medical Polymer Co. Ltd., Class H	304,000	349,004

INVESTMENTS	SHARES	VALUE($)

China — continued

Shanghai Electric Group Co. Ltd., Class H	260,000	79,528

Shanghai Industrial Holdings Ltd.	44,000	81,905

Shanghai Pharmaceuticals Holding Co. Ltd., Class H	32,600	58,906

Shanxi Lanhua Sci-Tech Venture Co. Ltd., Class A	334,700	295,101

Shanxi Lu’an Environmental Energy Development Co. Ltd., Class A	348,500	346,872

Shenzhen Expressway Co. Ltd., Class H	320,000	428,320

Shenzhen International Holdings Ltd.	80,044	162,732

Shenzhen Jinjia Group Co. Ltd., Class A	214,300	328,601

Shenzhou International Group Holdings Ltd.	113,300	1,565,653

Sichuan Expressway Co. Ltd., Class A	412,100	214,859

Sihuan Pharmaceutical Holdings Group Ltd.	738,000	96,693

Sinopec Engineering Group Co. Ltd., Class H	134,000	76,548

Sinopec Shanghai Petrochemical Co. Ltd., Class H	274,000	75,676

Sinotrans Ltd., Class H	189,000	55,571

Sinotruk Hong Kong Ltd.	257,500	389,100

Sunac China Holdings Ltd. (b)	126,000	571,509

Tangshan Jidong Cement Co. Ltd., Class A	151,900	301,150

Tianhe Chemicals Group Ltd.*‡ (a)	20,000	—

Weichai Power Co. Ltd., Class A	290,956	477,327

Weichai Power Co. Ltd., Class H	451,000	709,883

Weifu High-Technology Group Co. Ltd., Class A	127,900	304,740

Wuhu Sanqi Interactive Entertainment Network Technology Group Co. Ltd., Class A	173,800	450,530

Wuliangye Yibin Co. Ltd., Class A	55,600	1,040,711

Xiamen ITG Group Corp. Ltd., Class A	299,600	308,319

Xinhua Winshare Publishing and Media Co. Ltd., Class A	174,700	298,656

Xinjiang Goldwind Science & Technology Co. Ltd., Class H	45,040	53,715

Xinxing Ductile Iron Pipes Co. Ltd., Class A	567,700	311,996

Xinyangfeng Agricultural Technology Co. Ltd., Class A	132,900	159,502

Yangzijiang Shipbuilding Holdings Ltd.	589,800	412,912

Yanzhou Coal Mining Co. Ltd., Class H	152,000	154,215

Yuexiu Property Co. Ltd.	682,000	150,219

YY, Inc., ADR*	3,837	218,095

Zhaojin Mining Industry Co. Ltd., Class H	73,500	82,201

Zhejiang Expressway Co. Ltd., Class H	408,000	334,099

Zhongsheng Group Holdings Ltd.	96,000	319,144

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	87

JPMorgan Diversified Return Emerging Markets Equity ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued

China — continued

Zhuzhou CRRC Times Electric Co. Ltd., Class H	46,400	172,170

Zijin Mining Group Co. Ltd., Class H	448,000	155,183

Zoomlion Heavy Industry Science and Technology Co. Ltd., Class H	741,400	544,259

ZTE Corp., Class H*	69,000	192,503

		73,071,290

Colombia — 0.4%

Bancolombia SA (Preference)	38,322	500,227

Ecopetrol SA	1,009,530	907,980

Grupo Aval Acciones y Valores SA (Preference)	336,104	137,723

		1,545,930

Czech Republic — 0.3%

CEZ A/S	20,439	466,223

Komercni banka A/S	7,497	253,376

Moneta Money Bank A/S (a)	51,223	170,066

O2 Czech Republic A/S	13,530	127,714

		1,017,379

Egypt — 0.2%

Commercial International Bank Egypt SAE	132,285	663,884

ElSewedy Electric Co.	266,482	222,068

		885,952

Greece — 0.8%

Hellenic Telecommunications Organization SA	56,511	857,069

JUMBO SA	39,452	768,620

Mytilineos SA	43,621	478,057

OPAP SA	66,803	726,510

		2,830,256

Hong Kong — 0.6%

Bosideng International Holdings Ltd.	1,462,000	756,015

China Gas Holdings Ltd. (b)	126,600	539,308

Haier Electronics Group Co. Ltd.	190,000	542,467

Kingboard Laminates Holdings Ltd.	80,000	73,239

Lee & Man Paper Manufacturing Ltd.	107,000	59,499

Nine Dragons Paper Holdings Ltd.	119,000	103,228

		2,073,756

Hungary — 0.6%

Magyar Telekom Telecommunications plc	114,451	170,619

MOL Hungarian Oil & Gas plc	26,697	264,014

OTP Bank Nyrt.	23,344	1,076,554

Richter Gedeon Nyrt.	36,619	678,666

		2,189,853

INVESTMENTS	SHARES	VALUE($)

India — 9.0%

Asian Paints Ltd.	19,947	508,461

Aurobindo Pharma Ltd.	43,430	287,691

Bajaj Auto Ltd.	13,597	621,914

Bajaj Finance Ltd.	4,480	254,051

Bajaj Holdings & Investment Ltd.	1,406	72,667

Bharat Petroleum Corp. Ltd.	78,563	581,839

Bharti Infratel Ltd.	157,285	420,360

Castrol India Ltd.	34,035	73,009

Coal India Ltd.	115,531	337,502

Colgate-Palmolive India Ltd.	8,916	194,476

Cummins India Ltd.	3,974	30,445

Dabur India Ltd.	75,922	493,944

Divi’s Laboratories Ltd.	14,506	358,657

Dr Reddy’s Laboratories Ltd.	14,878	584,136

Federal Bank Ltd.	19,703	23,245

GAIL India Ltd.	85,585	165,527

GlaxoSmithKline Consumer Healthcare Ltd.	1,571	204,059

Glenmark Pharmaceuticals Ltd.	22,669	100,740

Havells India Ltd.	15,946	155,366

HCL Technologies Ltd.	49,877	817,644

Hindalco Industries Ltd.	44,490	117,608

Hindustan Petroleum Corp. Ltd.	65,497	299,409

Hindustan Unilever Ltd.	105,797	3,242,701

Hindustan Zinc Ltd.	16,563	49,601

Housing Development Finance Corp. Ltd.	91,626	2,749,886

ICICI Lombard General Insurance Co. Ltd. (a)	9,082	171,937

Indian Oil Corp. Ltd.	173,638	358,656

Infosys Ltd.	351,539	3,380,352

ITC Ltd.	461,223	1,673,867

JSW Steel Ltd.	56,724	182,010

Larsen & Toubro Infotech Ltd. (a)	1,262	30,636

Larsen & Toubro Ltd.	6,925	143,680

LIC Housing Finance Ltd.	8,920	51,811

Mphasis Ltd.	5,957	79,807

Muthoot Finance Ltd.	3,192	31,790

Nestle India Ltd.	3,621	762,068

NHPC Ltd.	439,167	145,504

NMDC Ltd.	60,042	95,120

NTPC Ltd.	410,126	707,744

Oil & Natural Gas Corp. Ltd.	244,748	488,485

Oil India Ltd.	21,533	52,073

Petronet LNG Ltd.	95,635	385,905

Piramal Enterprises Ltd.	11,993	284,257

Power Finance Corp. Ltd.*	15,299	23,514

SEE NOTES TO FINANCIAL STATEMENTS.

88	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2019

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued

India — continued

Power Grid Corp. of India Ltd.	139,192	389,246

REC Ltd.	119,447	234,982

Reliance Industries Ltd.	197,208	4,064,714

Shriram Transport Finance Co. Ltd.	6,476	103,807

Sun Pharmaceutical Industries Ltd.	12,594	76,933

Tata Consultancy Services Ltd.	83,441	2,670,030

Tata Power Co. Ltd. (The)	148,300	123,869

Tech Mahindra Ltd.	32,017	333,383

Titan Co. Ltd.	41,729	782,890

Torrent Power Ltd.	21,010	82,888

United Breweries Ltd.	8,457	152,158

UPL Ltd.	31,133	261,612

Vedanta Ltd.	145,400	303,469

Wipro Ltd.	133,980	490,631

		31,864,766

Indonesia — 4.2%

Adaro Energy Tbk. PT	3,499,000	326,224

Astra International Tbk. PT	3,885,600	1,921,821

Bank Central Asia Tbk. PT	1,491,800	3,339,137

Bank Mandiri Persero Tbk. PT	497,100	248,485

Bank Rakyat Indonesia Persero Tbk. PT	8,700,100	2,606,857

Bukit Asam Tbk. PT	1,966,800	314,937

Bumi Serpong Damai Tbk. PT*	486,100	48,950

Charoen Pokphand Indonesia Tbk. PT	1,922,000	861,977

Gudang Garam Tbk. PT	122,000	487,234

Hanjaya Mandala Sampoerna Tbk. PT	2,156,500	326,973

Indofood CBP Sukses Makmur Tbk. PT	261,500	216,503

Indofood Sukses Makmur Tbk. PT	597,500	327,432

Kalbe Farma Tbk. PT	5,670,900	643,980

Matahari Department Store Tbk. PT	609,500	157,996

Media Nusantara Citra Tbk. PT	4,059,400	380,102

Perusahaan Gas Negara Tbk. PT	3,597,000	539,798

Telekomunikasi Indonesia Persero Tbk. PT	7,834,800	2,286,358

		15,034,764

Kuwait — 1.3%

Agility Public Warehousing Co. KSC	243,772	602,617

Gulf Bank KSCP	175,000	151,697

Humansoft Holding Co. KSC	15,955	162,495

Kuwait Finance House KSCP	368,250	830,867

Mobile Telecommunications Co. KSC	506,022	943,024

National Bank of Kuwait SAKP	571,103	1,771,285

		4,461,985

INVESTMENTS	SHARES	VALUE($)

Malaysia — 3.1%

AirAsia Group Bhd.	395,100	180,388

AMMB Holdings Bhd.	310,200	295,889

Astro Malaysia Holdings Bhd.	404,400	130,690

Axiata Group Bhd.	358,400	368,386

CIMB Group Holdings Bhd.	460,755	578,257

DiGi.Com Bhd.	350,500	393,629

Gamuda Bhd.	101,700	90,940

Hong Leong Bank Bhd.	16,668	68,632

Hong Leong Financial Group Bhd.	20,200	84,213

IJM Corp. Bhd.	77,900	40,052

Malayan Banking Bhd.	530,408	1,090,748

Maxis Bhd.	595,800	767,174

MISC Bhd.	286,800	571,248

Nestle Malaysia Bhd.	16,000	553,727

Petronas Chemicals Group Bhd.	526,800	941,188

Petronas Dagangan Bhd.	76,100	429,081

Petronas Gas Bhd.	223,500	890,042

PPB Group Bhd.	176,260	762,517

RHB Bank Bhd.	182,600	251,274

Telekom Malaysia Bhd.	203,700	183,053

Tenaga Nasional Bhd.	645,700	2,138,396

Top Glove Corp. Bhd.	81,600	84,894

		10,894,418

Mexico — 4.4%

Alfa SAB de CV, Class A	774,009	673,559

Alpek SAB de CV	39,744	42,954

Banco del Bajio SA (a)	53,695	86,754

Coca-Cola Femsa SAB de CV	47,839	263,212

El Puerto de Liverpool SAB de CV, Class C1	35,876	182,788

Fibra Uno Administracion SA de CV, REIT	257,394	391,246

Fomento Economico Mexicano SAB de CV	200,426	1,781,553

Gruma SAB de CV, Class B	37,170	388,945

Grupo Aeroportuario del Centro Norte SAB de CV	156,741	1,087,690

Grupo Aeroportuario del Pacifico SAB de CV, Class B	115,545	1,211,101

Grupo Aeroportuario del Sureste SAB de CV, Class B	53,147	870,289

Grupo Carso SAB de CV, Series A1	114,281	381,402

Grupo Elektra SAB de CV	5,517	400,801

Grupo Financiero Banorte SAB de CV, Class O	243,554	1,331,688

Grupo Financiero Inbursa SAB de CV, Class O	891	1,108

Grupo Mexico SAB de CV, Series B	732,587	1,934,244

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	89

JPMorgan Diversified Return Emerging Markets Equity ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued

Mexico — continued

Infraestructura Energetica Nova SAB de CV*	29,641	130,974

Kimberly-Clark de Mexico SAB de CV, Class A*	294,028	590,761

Megacable Holdings SAB de CV	120,655	495,315

Orbia Advance Corp. SAB de CV	110,973	240,216

Promotora y Operadora de Infraestructura SAB de CV	64,649	597,642

Wal-Mart de Mexico SAB de CV	884,145	2,649,700

		15,733,942

Pakistan — 0.1%

Oil & Gas Development Co. Ltd.	228,600	189,092

Peru — 0.1%

Cia de Minas Buenaventura SAA, ADR	27,372	419,886

Philippines — 1.3%

Ayala Corp.	10,725	181,588

Ayala Land, Inc.	321,050	306,804

BDO Unibank, Inc.	153,890	469,443

Bloomberry Resorts Corp.	506,900	99,737

Globe Telecom, Inc.	11,675	419,651

GT Capital Holdings, Inc.	9,316	163,983

International Container Terminal Services, Inc.	215,600	504,024

JG Summit Holdings, Inc.	476,580	715,314

Manila Electric Co.	76,100	507,483

Megaworld Corp.	187,400	17,825

Metro Pacific Investments Corp.	5,640,200	532,884

Metropolitan Bank & Trust Co.	109,338	145,552

PLDT, Inc.	9,430	202,929

San Miguel Corp.	94,570	311,227

		4,578,444

Qatar — 1.7%

Barwa Real Estate Co.	191,016	179,355

Commercial Bank PSQC (The)	164,270	193,789

Industries Qatar QSC	346,873	1,000,381

Masraf Al Rayan QSC	368,167	379,058

Qatar Electricity & Water Co. QSC	102,819	446,180

Qatar Fuel QSC	120,741	733,556

Qatar Gas Transport Co. Ltd.	594,859	403,543

Qatar International Islamic Bank QSC	43,826	114,470

Qatar Islamic Bank SAQ	13,658	57,093

Qatar National Bank QPSC	448,580	2,364,840

United Development Co. QSC	173,819	66,835

		5,939,100

INVESTMENTS	SHARES	VALUE($)

Russia — 7.6%

Aeroflot PJSC	103,307	172,225

Federal Grid Co. Unified Energy System PJSC	157,739,437	454,132

Gazprom PJSC	1,295,254	5,254,401

Inter RAO UES PJSC	10,172,558	685,620

LUKOIL PJSC	59,986	5,541,674

Magnit PJSC	14,346	723,950

Magnitogorsk Iron & Steel Works PJSC	214,839	122,469

MMC Norilsk Nickel PJSC	5,799	1,617,889

Mobile TeleSystems PJSC	220,129	979,759

Novatek PJSC	112,418	2,385,698

Novolipetsk Steel PJSC	107,269	209,367

ROSSETI PJSC	22,582,681	420,354

Rostelecom PJSC	313,831	384,180

RusHydro PJSC	54,360,980	432,387

Sberbank of Russia PJSC	1,035,153	3,793,744

Severstal PJSC	22,847	314,519

Sistema PJSFC	1,565,311	355,620

Surgutneftegas PJSC (Preference)	941,188	553,772

Tatneft PJSC	184,807	2,160,007

Transneft PJSC (Preference)	106	275,239

		26,837,006

Saudi Arabia — 1.9%

Almarai Co. JSC	44,646	593,849

Etihad Etisalat Co.*	107,798	646,564

Jarir Marketing Co.	15,383	649,836

Mobile Telecommunications Co. Saudi Arabia*	250,059	805,938

Saudi Airlines Catering Co.	15,761	363,805

Saudi Cement Co.	24,336	445,151

Saudi Electricity Co.	167,631	928,825

Saudi Telecom Co.	84,502	2,160,012

Seera Group Holding*	34,525	167,732

		6,761,712

South Africa — 6.8%

Absa Group Ltd.	71,058	728,777

African Rainbow Minerals Ltd.	12,676	126,997

Anglo American Platinum Ltd.	7,390	551,508

AVI Ltd.	61,390	351,914

Barloworld Ltd.	104,014	828,470

Bid Corp. Ltd.	66,901	1,560,747

Bidvest Group Ltd. (The)	45,488	620,949

Capitec Bank Holdings Ltd.	5,314	483,042

Clicks Group Ltd.	59,127	961,162

Foschini Group Ltd. (The)	61,147	705,199

SEE NOTES TO FINANCIAL STATEMENTS.

90	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2019

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued

South Africa — continued

Impala Platinum Holdings Ltd.*	82,755	569,766

KAP Industrial Holdings Ltd.	736,681	226,701

Kumba Iron Ore Ltd.	6,302	153,555

Motus Holdings Ltd.	79,361	375,970

Mr Price Group Ltd.	58,001	613,293

MTN Group Ltd.	286,832	1,775,371

MultiChoice Group*	96,648	804,926

Naspers Ltd., Class N	39,146	5,539,496

Nedbank Group Ltd.	39,601	600,759

Pioneer Foods Group Ltd.	30,533	217,644

Remgro Ltd.	28,917	331,562

RMB Holdings Ltd.	74,999	394,806

Sanlam Ltd.	173,670	913,998

SPAR Group Ltd. (The)	51,239	689,381

Super Group Ltd.*	50,185	93,791

Telkom SA SOC Ltd.	98,962	452,400

Tiger Brands Ltd.	30,853	438,107

Truworths International Ltd.	147,572	523,035

Tsogo Sun Gaming Ltd.	188,558	155,109

Vodacom Group Ltd.	144,715	1,264,277

Vukile Property Fund Ltd., REIT	79,580	101,855

Woolworths Holdings Ltd.	210,740	801,219

		23,955,786

Taiwan — 11.1%

Advantech Co. Ltd.	56,000	553,272

Asia Cement Corp.	352,000	496,892

Chang Hwa Commercial Bank Ltd.	721,912	563,298

Chicony Electronics Co. Ltd.	88,551	275,105

China Steel Corp.	1,855,000	1,428,323

Chunghwa Telecom Co. Ltd.	431,000	1,587,143

CTBC Financial Holding Co. Ltd.	2,132,395	1,482,469

Delta Electronics, Inc.	331,000	1,453,251

E.Sun Financial Holding Co. Ltd.	1,298,679	1,173,435

Eclat Textile Co. Ltd.	50,000	670,432

Eva Airways Corp.	491,077	230,103

Far Eastern New Century Corp.	847,000	823,747

Far EasTone Telecommunications Co. Ltd.	159,000	381,509

Feng TAY Enterprise Co. Ltd.	81,900	553,262

First Financial Holding Co. Ltd.	1,141,806	837,227

Formosa Chemicals & Fibre Corp.	481,000	1,398,112

Formosa Petrochemical Corp.	244,000	777,166

Formosa Plastics Corp.	679,000	2,179,520

Formosa Taffeta Co. Ltd.	303,000	344,667

Giant Manufacturing Co. Ltd.	64,000	473,244

Globalwafers Co. Ltd.	32,000	381,801

INVESTMENTS	SHARES	VALUE($)

Taiwan — continued

Hotai Motor Co. Ltd.	70,000	1,238,318

Hua Nan Financial Holdings Co. Ltd.	1,054,448	757,753

Lite-On Technology Corp.	322,000	530,599

Mega Financial Holding Co. Ltd.	1,283,233	1,259,463

Nan Ya Plastics Corp.	790,000	1,866,828

Novatek Microelectronics Corp.	86,000	550,885

Pou Chen Corp.	711,000	950,560

President Chain Store Corp.	121,000	1,207,110

Realtek Semiconductor Corp.	71,000	526,675

SinoPac Financial Holdings Co. Ltd.	1,212,580	497,648

Synnex Technology International Corp.	28,200	33,635

Taishin Financial Holding Co. Ltd.	32,489	15,088

Taiwan Business Bank	1,418,304	597,898

Taiwan Cement Corp.	744,884	988,940

Taiwan Cooperative Financial Holding Co. Ltd.	1,085,562	746,862

Taiwan Fertilizer Co. Ltd.	264,000	420,206

Taiwan High Speed Rail Corp.	316,000	373,950

Taiwan Mobile Co. Ltd.	269,000	1,002,989

Taiwan Semiconductor Manufacturing Co. Ltd.	446,000	4,370,713

Unimicron Technology Corp.	194,000	298,098

Uni-President Enterprises Corp.	867,000	2,141,821

Yuanta Financial Holding Co. Ltd.	1,304,665	815,377

		39,255,394

Thailand — 4.4%

Advanced Info Service PCL	224,600	1,703,823

Bangkok Bank PCL, NVDR	31,300	180,316

Bangkok Bank PCL	47,400	273,907

Bangkok Dusit Medical Services PCL, Class F	1,958,100	1,556,607

Bumrungrad Hospital PCL	102,300	408,296

Digital Telecommunications Infrastructure Fund, Class F	959,700	565,720

Electricity Generating PCL	78,700	904,472

Energy Absolute PCL	206,800	280,804

Home Product Center PCL	1,500,800	850,857

Intouch Holdings PCL, NVDR	377,700	825,574

Krung Thai Bank PCL	1,008,100	554,213

PTT Exploration & Production PCL	274,900	1,096,714

PTT PCL	2,208,300	3,310,563

Ratch Group PCL	262,800	640,161

Siam Commercial Bank PCL (The)	397,100	1,482,011

Thai Union Group PCL, Class F	743,300	359,432

Total Access Communication PCL	298,500	612,703

		15,606,173

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	91

JPMorgan Diversified Return Emerging Markets Equity ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued

Turkey — 1.6%

Arcelik A/S*	136,854	423,980

BIM Birlesik Magazalar A/S	110,152	911,696

Ford Otomotiv Sanayi A/S	40,839	460,544

Haci Omer Sabanci Holding A/S	89,093	128,880

TAV Havalimanlari Holding A/S	178,023	811,580

Tekfen Holding A/S	211,028	624,803

Tofas Turk Otomobil Fabrikasi A/S	140,413	549,057

Turk Telekomunikasyon A/S*	499,634	507,465

Turkcell Iletisim Hizmetleri A/S	312,377	686,858

Turkiye Sise ve Cam Fabrikalari A/S	524,678	398,283

		5,503,146

United Arab Emirates — 1.1%

Abu Dhabi Commercial Bank PJSC	206,590	438,240

Abu Dhabi Islamic Bank PJSC	74,904	109,034

Aldar Properties PJSC	117,962	75,438

DP World plc	9,734	129,208

Dubai Islamic Bank PJSC	164,698	237,088

Emaar Malls PJSC	200,788	106,464

Emirates Telecommunications Group Co. PJSC	361,676	1,630,755

First Abu Dhabi Bank PJSC	303,722	1,257,037

		3,983,264

United States — 0.4%

JBS SA	185,124	1,305,862

Total Common Stocks (Cost $332,926,205)		352,573,093

	NO. OF RIGHTS
Rights — 0.0%

China — 0.0%

Legend Holdings Corp., expiring 12/31/2019* (Cost $—)	2,638	—

	SHARES
Short-Term Investments — 0.5%

Investment Companies — 0.2%

JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 1.64% (c) (d) (Cost $670,911)	670,911	670,911

INVESTMENTS	SHARES	VALUE($)

Investment of Cash Collateral from Securities Loaned — 0.3%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.70% (c) (d) (Cost $1,212,618)	1,212,618	1,212,618

Total Short-Term Investments (Cost $1,883,529)		1,883,529

Total Investments — 100.2% (Cost $334,809,734)		354,456,622

Liabilities in Excess of Other Assets — (0.2)%		(661,206)

NET ASSETS — 100.0%		353,795,416

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2019

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE

Banks	15.8%

Oil, Gas & Consumable Fuels	12.6

Wireless Telecommunication Services	5.8

Metals & Mining	4.8

Electric Utilities	4.2

Diversified Telecommunication Services	4.0

Food Products	3.5

Food & Staples Retailing	2.7

Transportation Infrastructure	2.7

Textiles, Apparel & Luxury Goods	2.4

Chemicals	2.4

IT Services	2.2

Independent Power and Renewable Electricity Producers	2.1

Beverages	2.0

Industrial Conglomerates	1.9

Specialty Retail	1.9

Insurance	1.7

Semiconductors & Semiconductor Equipment	1.6

Gas Utilities	1.6

Internet & Direct Marketing Retail	1.6

Pharmaceuticals	1.3

Construction Materials	1.3

Automobiles	1.3

Real Estate Management & Development	1.3

Health Care Providers & Services	1.2

Multiline Retail	1.2

Machinery	1.1

Household Products	1.1

Capital Markets	1.0

Others (each less than 1.0%)	11.2

Short-Term Investments	0.5

SEE NOTES TO FINANCIAL STATEMENTS.

92	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2019

Abbreviations

ADR	American Depositary Receipt
JSC	Joint Stock Company
NVDR	Non-voting depository receipt
PJSC	Public Joint Stock Company
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
PT	Limited liability company
REIT	Real Estate Investment Trust

(a)

    Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

(b)	The security or a portion of this security is on loan at October 31, 2019. The total value of securities on loan at October 31, 2019 is $1,106,394.
(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of October 31, 2019.
*	Non-income producing security.
‡	Value determined using significant unobservable inputs.

Futures contracts outstanding as of October 31, 2019:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)($)
Long Contracts
MSCI Emerging Markets E-Mini Index	21	12/2019	USD	1,093,680	22,206

Abbreviations

MSCI	Morgan Stanley Capital International
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	93

JPMorgan Diversified Return Europe Equity ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019

INVESTMENTS	SHARES	VALUE($)
Common Stocks — 97.9%

Australia — 0.7%

BHP Group plc	2,817	59,750

Rio Tinto plc	1,112	57,893

		117,643

Austria — 0.7%

OMV AG	1,252	73,194

Verbund AG	1,068	57,859

		131,053

Belgium — 1.9%

Ageas	1,076	62,054

Colruyt SA	932	51,807

Groupe Bruxelles Lambert SA	26	2,612

Proximus SADP	2,163	66,470

Solvay SA	588	63,931

Telenet Group Holding NV*	306	15,034

UCB SA	819	66,010

		327,918

Chile — 0.3%

Antofagasta plc	5,287	59,546

Denmark — 3.7%

Carlsberg A/S, Class B	432	60,836

Chr Hansen Holding A/S	601	46,142

Coloplast A/S, Class B	535	64,412

Drilling Co. of 1972 A/S (The)*	278	15,693

DSV Panalpina A/S	643	62,493

GN Store Nord A/S	1,019	44,829

H Lundbeck A/S	1,561	53,340

Novo Nordisk A/S, Class B	1,240	68,186

Novozymes A/S, Class B	1,088	51,288

Orsted A/S (a)	667	58,544

Rockwool International A/S, Class B	38	7,468

Tryg A/S	1,639	45,812

Vestas Wind Systems A/S	727	59,227

		638,270

Finland — 3.8%

Elisa OYJ	1,265	69,090

Fortum OYJ	2,812	68,719

Kesko OYJ, Class B	916	61,031

Kone OYJ, Class B	1,103	70,234

Neste OYJ	2,020	72,988

Nokia OYJ	9,319	34,210

Orion OYJ, Class B	1,714	76,041

Sampo OYJ, Class A	1,371	56,183

Stora Enso OYJ, Class R	3,696	48,017

INVESTMENTS	SHARES	VALUE($)

Finland — continued

UPM-Kymmene OYJ	2,364	76,994

Wartsila OYJ Abp	2,170	22,926

		656,433

France — 15.0%

Air France-KLM*	5,441	64,859

Air Liquide SA	507	67,411

Arkema SA	509	52,090

Atos SE	580	45,012

AXA SA	1,061	28,086

BioMerieux	212	17,360

Bouygues SA	708	30,032

Bureau Veritas SA	682	17,436

Capgemini SE	531	59,860

Casino Guichard Perrachon SA (b)	1,199	64,683

Cie Generale des Etablissements Michelin SCA	462	56,252

Cie Plastic Omnium SA	512	13,986

CNP Assurances	1,170	23,224

Covivio, REIT	515	58,323

Danone SA	716	59,314

Dassault Aviation SA	22	30,561

Dassault Systemes SE	396	60,143

Edenred	1,079	56,872

Eiffage SA	482	51,770

Electricite de France SA	1,087	11,230

Engie SA	4,184	70,060

EssilorLuxottica SA	418	63,826

Eurazeo SE	162	11,304

Eutelsat Communications SA	3,557	67,476

Faurecia SE	636	29,681

Gecina SA, REIT	314	53,904

Hermes International	79	56,908

Imerys SA	448	17,306

Ingenico Group SA	642	68,650

Ipsen SA	137	14,603

Kering SA	122	69,418

Klepierre SA, REIT	526	19,607

Lagardere SCA	1,557	34,792

Legrand SA	671	52,421

L’Oreal SA	235	68,635

LVMH Moet Hennessy Louis Vuitton SE	162	69,183

Natixis SA	1,570	7,213

Orange SA	3,729	60,016

Pernod Ricard SA	335	61,886

Peugeot SA	2,890	73,192

Publicis Groupe SA	997	42,909

SEE NOTES TO FINANCIAL STATEMENTS.

94	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2019

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued

France — continued

Safran SA	441	69,850

Sanofi	751	69,233

Sartorius Stedim Biotech	411	61,573

Schneider Electric SE	679	63,107

SCOR SE	615	25,940

SEB SA	47	7,142

Societe BIC SA	293	20,342

Sodexo SA	563	61,912

Suez	1,667	26,001

Thales SA	32	3,128

TOTAL SA	1,211	64,023

Ubisoft Entertainment SA*	503	29,727

Valeo SA	1,086	40,443

Veolia Environnement SA	2,664	70,127

Vinci SA (b)	470	52,732

Vivendi SA	1,714	47,731

		2,594,505

Germany — 12.5%

adidas AG	217	67,003

Allianz SE (Registered)	220	53,729

Aroundtown SA	4,312	36,448

Axel Springer SE*	740	51,583

BASF SE	824	62,640

Bayer AG (Registered)	717	55,622

Carl Zeiss Meditec AG	552	60,170

Covestro AG (a)	868	41,683

Deutsche Boerse AG	270	41,812

Deutsche Lufthansa AG (Registered)	2,579	44,677

Deutsche Post AG (Registered)	992	35,142

Deutsche Telekom AG (Registered)	3,690	64,928

Deutsche Wohnen SE	1,178	44,413

E.ON SE	6,208	62,604

Evonik Industries AG	1,611	42,456

Fielmann AG	429	33,085

Fraport AG Frankfurt Airport Services Worldwide	245	20,478

Fresenius Medical Care AG & Co. KGaA	707	51,031

Fresenius SE & Co. KGaA	881	46,389

FUCHS PETROLUB SE (Preference)	315	13,420

Hannover Rueck SE	300	53,161

Hella GmbH & Co. KGaA	380	18,485

Henkel AG & Co. KGaA (Preference)	551	57,234

HOCHTIEF AG	128	15,993

HUGO BOSS AG	600	25,297

Infineon Technologies AG	2,822	54,659

LEG Immobilien AG	494	56,743

INVESTMENTS	SHARES	VALUE($)

Germany — continued

Merck KGaA	596	71,083

METRO AG	2,884	47,094

MTU Aero Engines AG	234	62,579

Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	200	55,568

Porsche Automobil Holding SE (Preference)	1,036	76,281

ProSiebenSat.1 Media SE	3,625	53,529

Puma SE	250	18,807

RWE AG	2,238	68,202

SAP SE	524	69,431

Scout24 AG (a)	807	50,023

Siemens AG (Registered)	346	39,928

Siemens Healthineers AG (a)	1,610	68,405

Symrise AG	581	55,838

Talanx AG	708	32,631

Telefonica Deutschland Holding AG	18,738	59,456

Uniper SE	328	10,223

Volkswagen AG (Preference)	202	38,401

Vonovia SE	1,225	65,237

		2,153,601

Ireland — 0.5%

Flutter Entertainment plc	581	59,921

Smurfit Kappa Group plc	952	31,795

		91,716

Italy — 6.0%

A2A SpA	36,189	72,649

Assicurazioni Generali SpA	3,301	66,936

Atlantia SpA	1,901	46,966

DiaSorin SpA	537	60,547

Enel SpA	8,848	68,575

Eni SpA	3,865	58,636

Hera SpA	9,522	40,790

Infrastrutture Wireless Italiane SpA (a)	863	8,855

Intesa Sanpaolo SpA	21,911	54,905

Italgas SpA	9,808	63,141

Mediaset SpA*	3,504	10,480

Mediobanca Banca di Credito Finanziario SpA	4,822	57,340

Moncler SpA	1,444	55,722

Poste Italiane SpA (a)	5,924	71,955

Recordati SpA	1,452	61,019

Saipem SpA*	10,983	49,852

Snam SpA	12,577	64,569

Terna Rete Elettrica Nazionale SpA	10,144	67,046

UnipolSai Assicurazioni SpA	18,835	52,568

		1,032,551

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	95

JPMorgan Diversified Return Europe Equity ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued

Jordan — 0.4%

Hikma Pharmaceuticals plc	2,595	67,581

Kazakhstan — 0.2%

KAZ Minerals plc	6,688	40,872

Luxembourg — 0.8%

RTL Group SA	784	39,837

SES SA, FDR	3,275	63,486

Tenaris SA	3,021	30,648

		133,971

Netherlands — 4.6%

Aalberts NV	488	19,665

ABN AMRO Bank NV, CVA (a)	728	13,570

Aegon NV	8,784	38,108

Akzo Nobel NV	712	65,642

ASML Holding NV	300	78,634

ASR Nederland NV	1,182	43,330

Heineken Holding NV	549	52,383

Heineken NV	417	42,584

Koninklijke Ahold Delhaize NV	2,632	65,590

Koninklijke DSM NV	513	60,887

Koninklijke KPN NV	20,117	62,451

Koninklijke Philips NV	1,358	59,581

NN Group NV	1,280	48,841

Randstad NV	62	3,441

Royal Dutch Shell plc, Class B	2,365	68,111

Wolters Kluwer NV	885	65,183

		788,001

Norway — 2.4%

Aker BP ASA	2,399	66,542

DNB ASA	2,592	47,193

Equinor ASA	2,927	54,342

Gjensidige Forsikring ASA	1,951	36,474

Mowi ASA	2,665	65,058

Orkla ASA	3,482	33,468

Salmar ASA	783	36,541

Schibsted ASA, Class A	496	14,567

Telenor ASA	3,145	58,861

		413,046

Poland — 0.9%

Grupa Lotos SA	2,041	50,970

Polski Koncern Naftowy ORLEN SA	2,311	63,190

Polskie Gornictwo Naftowe i Gazownictwo SA	30,072	37,049

		151,209

INVESTMENTS	SHARES	VALUE($)

Portugal — 0.7%

EDP — Energias de Portugal SA	16,847	69,397

Galp Energia SGPS SA	1,307	20,905

Jeronimo Martins SGPS SA	2,056	34,548

		124,850

Russia — 0.6%

Evraz plc	8,441	40,280

Polymetal International plc	4,424	72,764

		113,044

South Africa — 0.4%

Anglo American plc	2,640	67,946

Spain — 5.3%

Acciona SA	305	31,774

ACS Actividades de Construccion y Servicios SA	1,395	56,606

Aena SME SA (a)	173	31,756

Amadeus IT Group SA	789	58,369

Cellnex Telecom SA* (a)	1,180	50,916

Enagas SA	2,913	72,081

Endesa SA	2,478	67,488

Grifols SA	2,012	64,908

Iberdrola SA	6,243	64,172

Industria de Diseno Textil SA	1,660	51,727

Inmobiliaria Colonial Socimi SA, REIT	1,004	12,974

Merlin Properties Socimi SA, REIT	3,887	57,220

Naturgy Energy Group SA	2,430	66,206

Red Electrica Corp. SA	3,191	64,131

Repsol SA	4,086	67,336

Siemens Gamesa Renewable Energy SA	3,334	45,899

Telefonica SA	7,123	54,700

		918,263

Sweden — 7.6%

Alfa Laval AB	1,154	26,710

Atlas Copco AB, Class A	1,617	57,075

Boliden AB	2,639	71,167

Castellum AB	2,239	45,755

Elekta AB, Class B	4,822	67,175

Essity AB, Class B	2,047	63,950

Fastighets AB Balder, Class B*	966	37,466

Hennes & Mauritz AB, Class B	3,332	69,837

Hexagon AB, Class B	1,203	61,591

ICA Gruppen AB	1,299	57,483

Industrivarden AB, Class C	1,866	40,430

Investor AB, Class B	691	35,451

Lundin Petroleum AB	2,095	69,382

Sandvik AB	3,200	56,535

SEE NOTES TO FINANCIAL STATEMENTS.

96	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2019

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued

Sweden — continued

Securitas AB, Class B	2,346	37,565

Skandinaviska Enskilda Banken AB, Class A	7,280	69,825

Skanska AB, Class B	1,835	39,098

SKF AB, Class B	1,298	23,502

Svenska Cellulosa AB SCA, Class B	5,360	54,694

Swedbank AB, Class A	2,851	39,952

Swedish Match AB	676	31,757

Swedish Orphan Biovitrum AB*	1,589	25,199

Tele2 AB, Class B	4,647	66,523

Telefonaktiebolaget LM Ericsson, Class B	6,678	58,358

Telia Co. AB	13,658	60,080

Trelleborg AB, Class B	1,484	23,997

Volvo AB, Class B	1,812	27,154

		1,317,711

Switzerland — 8.9%

ABB Ltd. (Registered)	1,516	31,836

Adecco Group AG (Registered)	374	22,233

Alcon, Inc.*	404	23,892

Baloise Holding AG (Registered)	198	36,621

Banque Cantonale Vaudoise (Registered)	20	15,682

Barry Callebaut AG (Registered)	1	2,113

Clariant AG (Registered)*	547	11,220

EMS-Chemie Holding AG (Registered)	94	58,891

Flughafen Zurich AG (Registered)	68	12,253

Geberit AG (Registered)	144	73,165

Georg Fischer AG (Registered)	28	26,742

Givaudan SA (Registered)	24	70,511

Glencore plc*	16,451	49,655

Helvetia Holding AG (Registered)	172	24,160

Logitech International SA (Registered)	1,400	57,466

Lonza Group AG (Registered)*	181	65,238

Nestle SA (Registered)	596	63,761

Novartis AG (Registered)	729	63,697

OC Oerlikon Corp. AG (Registered)	1,502	15,414

Pargesa Holding SA	293	23,161

Partners Group Holding AG	49	38,292

PSP Swiss Property AG (Registered)	360	47,651

Roche Holding AG	240	72,229

Schindler Holding AG	237	58,064

SGS SA (Registered)	22	57,378

Sika AG (Registered)	353	60,683

Sonova Holding AG (Registered)	275	63,107

STMicroelectronics NV	2,100	47,662

Swiss Life Holding AG (Registered)	135	67,610

Swiss Prime Site AG (Registered)*	481	49,578

INVESTMENTS	SHARES	VALUE($)

Switzerland — continued

Swiss Re AG	261	27,376

Swisscom AG (Registered)	128	65,471

Temenos AG (Registered)*	361	51,649

Vifor Pharma AG	45	7,087

Zurich Insurance Group AG	181	70,898

		1,532,446

United Kingdom — 19.3%

3i Group plc	3,587	52,416

Admiral Group plc	525	13,740

AstraZeneca plc	728	70,993

Auto Trader Group plc (a)	8,276	60,301

AVEVA Group plc	1,061	57,490

Barratt Developments plc	8,281	67,720

Bellway plc	1,705	69,785

Berkeley Group Holdings plc	1,254	71,477

BP plc	9,510	60,306

British American Tobacco plc	1,618	56,591

BT Group plc	23,768	63,077

Bunzl plc	1,957	50,911

Burberry Group plc	2,421	64,198

Compass Group plc	2,526	67,252

ConvaTec Group plc (a)	30,000	76,642

Croda International plc	979	61,082

Diageo plc	1,521	62,256

Experian plc	2,148	67,708

Fiat Chrysler Automobiles NV	2,464	38,238

GlaxoSmithKline plc	3,104	71,097

IMI plc	1,538	20,000

Imperial Brands plc	1,082	23,734

Inchcape plc	3,662	30,616

Informa plc	5,210	52,367

InterContinental Hotels Group plc	303	18,336

International Consolidated Airlines Group SA	6,406	44,096

Intertek Group plc	654	45,346

ITV plc	22,625	39,249

J Sainsbury plc	16,106	42,444

JD Sports Fashion plc	2,348	23,357

Johnson Matthey plc	1,154	45,845

Kingfisher plc	12,584	33,758

Legal & General Group plc	15,504	52,998

Marks & Spencer Group plc	12,387	29,181

Meggitt plc	7,305	59,107

Merlin Entertainments plc (a)	3,482	20,514

Micro Focus International plc	3,149	43,221

Mondi plc	2,444	50,674

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	97

JPMorgan Diversified Return Europe Equity ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued

United Kingdom — continued

National Grid plc	5,915	69,160

Next plc	887	75,649

Pearson plc	5,855	51,709

Pennon Group plc	2,534	29,483

Persimmon plc	2,036	60,054

Phoenix Group Holdings plc	1,488	13,592

Reckitt Benckiser Group plc	812	62,834

RELX plc	2,678	64,474

Rentokil Initial plc	11,636	68,480

Rightmove plc	8,580	66,600

Sage Group plc (The)	6,649	61,969

Segro plc, REIT	6,215	67,988

Severn Trent plc	29	847

Smith & Nephew plc	2,670	57,315

Smiths Group plc	1,674	34,993

SSE plc	4,014	66,777

Subsea 7 SA	2,261	21,241

Tate & Lyle plc	6,872	59,940

Taylor Wimpey plc	30,022	64,388

Tesco plc	17,492	53,395

Unilever NV (b)	1,049	62,003

Unilever plc	1,017	60,897

United Utilities Group plc	6,426	72,560

Vodafone Group plc	29,823	60,860

Whitbread plc	1,022	53,794

Wm Morrison Supermarkets plc	17,219	44,483

WPP plc	4,290	53,537

		3,337,145

United States — 0.7%

Carnival plc	862	34,494

Ferguson plc	732	62,508

QIAGEN NV*	670	20,153

		117,155

Total Common Stocks (Cost $17,166,650)		16,926,476

	NO. OF RIGHTS
Rights — 0.0%

Italy — 0.0%

Mediaset SpA, expiring 11/7/2019* (Cost $—)	3,504	—

INVESTMENTS	SHARES	VALUE($)
Short-Term Investments — 0.8%

Investment Companies — 0.0% (e)

JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 1.64%(c) (d) (Cost $119)	119	119

Investment of Cash Collateral from Securities Loaned — 0.8%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.70% (c) (d) (Cost $133,278)	133,278	133,278

Total Short-Term Investments (Cost $133,397)		133,397

Total Investments — 98.7% (Cost $17,300,047)		17,059,873

Other Assets Less Liabilities — 1.3%		221,064

NET ASSETS — 100.0%		17,280,937

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2019

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE

Insurance	6.5%

Chemicals	5.5

Pharmaceuticals	5.2

Oil, Gas & Consumable Fuels	4.8

Diversified Telecommunication Services	4.4

Electric Utilities	4.1

Health Care Equipment & Supplies	3.9

Media	3.5

Food & Staples Retailing	3.1

Metals & Mining	3.0

Textiles, Apparel & Luxury Goods	2.9

Multi-Utilities	2.8

Machinery	2.6

Real Estate Management & Development	2.2

Software	2.0

Professional Services	2.0

Household Durables	2.0

Food Products	1.9

Hotels, Restaurants & Leisure	1.8

Banks	1.7

Beverages	1.6

Equity Real Estate Investment Trusts (REITs)	1.6

Gas Utilities	1.6

Electrical Equipment	1.5

Construction & Engineering	1.4

SEE NOTES TO FINANCIAL STATEMENTS.

98	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2019

INDUSTRY	PERCENTAGE

Paper & Forest Products	1.3%

Automobiles	1.3

Aerospace & Defense	1.3

Specialty Retail	1.2

Personal Products	1.1

Household Products	1.1

Commercial Services & Supplies	1.1

Semiconductors & Semiconductor Equipment	1.1

Interactive Media & Services	1.0

IT Services	1.0

Others (each less than 1.0%)	14.1

Short-Term Investments	0.8

Abbreviations

CVA	Dutch Certification
FDR	Fiduciary Depository Receipt
OYJ	Public Limited Company

Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
REIT	Real Estate Investment Trust
SCA	Limited partnership with share capital
SGPS	Holding company

(a)

   Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

(b)	The security or a portion of this security is on loan at October 31, 2019. The total value of securities on loan at October 31, 2019 is $125,559.
(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of October 31, 2019.
(e)	Amount rounds to less than 0.1%.
*	Non-income producing security.

Futures contracts outstanding as of October 31, 2019:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)($)

Long Contracts

EURO STOXX 50 Index	6	12/2019	EUR	241,239	6,694

FTSE 100 Index	1	12/2019	GBP	93,816	(865)

					5,829

Abbreviations

EUR	Euro
FTSE	Financial Times and the London Stock Exchange
GBP	British Pound

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	99

JPMorgan Diversified Return Global Equity ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019

INVESTMENTS	SHARES	VALUE($)
Common Stocks — 99.3%

Australia — 9.9%

AGL Energy Ltd.	27,068	369,495

Alumina Ltd.	179,026	279,480

Ansell Ltd.	15,887	302,120

APA Group	37,736	303,105

Aristocrat Leisure Ltd.	10,865	236,912

ASX Ltd.	7,237	410,786

Aurizon Holdings Ltd.	89,462	363,953

BHP Group Ltd.	17,083	418,746

BlueScope Steel Ltd.	3,328	30,465

Boral Ltd.	18,499	64,227

Brambles Ltd.	39,301	324,903

Caltex Australia Ltd.	13,351	250,980

CIMIC Group Ltd.	5,995	136,619

Cochlear Ltd.	2,816	410,827

Coles Group Ltd.	3,323	34,389

Commonwealth Bank of Australia	7,765	421,019

Computershare Ltd.	221	2,412

Crown Resorts Ltd.	20,099	172,663

CSL Ltd.	2,776	489,565

CSR Ltd.	54,096	154,629

Dexus, REIT	45,663	376,559

Evolution Mining Ltd.	37,475	106,893

Flight Centre Travel Group Ltd.	5,747	168,828

Fortescue Metals Group Ltd.	76,729	469,630

Goodman Group, REIT	7,932	78,759

GPT Group (The), REIT	96,062	394,309

Harvey Norman Holdings Ltd.	67,492	190,430

Incitec Pivot Ltd.	53,032	126,186

Insurance Australia Group Ltd.	11,875	65,064

Macquarie Group Ltd.	3,841	354,668

Mirvac Group, REIT	192,425	426,390

Newcrest Mining Ltd.	11,447	249,869

Oil Search Ltd.	43,884	216,580

Origin Energy Ltd.	36,594	198,393

Qantas Airways Ltd.	92,147	407,579

Ramsay Health Care Ltd.	6,765	319,651

Rio Tinto Ltd.	6,216	388,705

Rio Tinto plc	5,456	284,049

Santos Ltd.	62,813	351,346

Scentre Group, REIT	107,885	285,048

SEEK Ltd.	7,587	118,737

Sonic Healthcare Ltd.	20,843	410,503

South32 Ltd.	143,805	251,649

Star Entertainment Grp Ltd. (The)	54,263	175,947

Suncorp Group Ltd.	11,565	107,375

INVESTMENTS	SHARES	VALUE($)

Australia — continued

Sydney Airport	55,780	337,829

Telstra Corp. Ltd.	129,354	311,542

Transurban Group	38,933	398,750

Treasury Wine Estates Ltd.	15,643	189,642

Wesfarmers Ltd.	16,269	446,989

WiseTech Global Ltd.	3,491	62,694

Woodside Petroleum Ltd.	19,105	423,433

Woolworths Group Ltd.	16,886	435,425

Worley Ltd.	15,679	147,167

		14,453,913

Austria — 0.2%

OMV AG	5,837	341,241

Belgium — 0.9%

Ageas	4,827	278,377

Colruyt SA	4,312	239,689

Groupe Bruxelles Lambert SA	2,612	262,391

Proximus SADP	9,259	284,536

Solvay SA	1,286	139,822

UCB SA	1,939	156,281

		1,361,096

Bermuda — 0.3%

RenaissanceRe Holdings Ltd.	2,241	419,470

Canada — 3.4%

Alimentation Couche-Tard, Inc., Class B	2,904	87,091

BCE, Inc.	8,308	394,111

Canadian Imperial Bank of Commerce	633	53,976

Canadian Tire Corp. Ltd., Class A	455	49,051

CGI, Inc.*	2,821	219,280

Fortis, Inc.	9,821	408,022

Husky Energy, Inc.	15,847	110,692

Hydro One Ltd. (a)	12,121	225,376

Imperial Oil Ltd.	7,872	196,038

Inter Pipeline Ltd.	11,367	190,817

Loblaw Cos. Ltd.	5,824	310,590

Metro, Inc.	9,728	411,396

National Bank of Canada	4,845	250,214

Pembina Pipeline Corp.	4,829	170,010

RioCan, REIT	9,081	182,227

Rogers Communications, Inc., Class B	5,133	241,665

Shaw Communications, Inc., Class B	10,544	215,187

Suncor Energy, Inc.	7,168	213,119

Teck Resources Ltd., Class B	11,317	178,893

TELUS Corp.	10,326	367,302

Thomson Reuters Corp.	6,007	403,674

SEE NOTES TO FINANCIAL STATEMENTS.

100	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2019

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued

Canada — continued

Toronto-Dominion Bank (The)	1,962	112,036

		4,990,767

Chile — 0.0% (b)

Antofagasta plc	817	9,202

China — 0.9%

China Mengniu Dairy Co. Ltd.*	104,000	414,622

Lenovo Group Ltd.	422,000	294,194

Semiconductor Manufacturing International Corp.*	294,700	374,342

Xinyi Solar Holdings Ltd.	376,000	212,454

		1,295,612

Denmark — 0.7%

Carlsberg A/S, Class B	2,522	355,159

Chr Hansen Holding A/S	3,913	300,423

H Lundbeck A/S	2,466	84,265

Orsted A/S (a)	3,655	320,805

		1,060,652

Finland — 1.1%

Elisa OYJ	6,918	377,835

Fortum OYJ	7,848	191,786

Kesko OYJ, Class B	1,385	92,280

Kone OYJ, Class B	1,700	108,249

Neste OYJ	12,084	436,625

Sampo OYJ, Class A	2,108	86,386

Stora Enso OYJ, Class R	13,881	180,338

UPM-Kymmene OYJ	5,366	174,768

		1,648,267

France — 4.1%

Air France-KLM*	7,571	90,250

Alstom SA	4,223	182,701

Arkema SA	2,698	276,108

Atos SE	2,669	207,132

Bouygues SA	3,544	150,330

Capgemini SE	3,364	379,224

Casino Guichard Perrachon SA (c)	4,860	262,183

Danone SA	3,346	277,187

Dassault Systemes SE	2,712	411,890

Eiffage SA	2,802	300,952

Eutelsat Communications SA	10,921	207,171

Faurecia SE	2,726	127,217

Ingenico Group SA	818	87,470

Lagardere SCA	7,311	163,369

Orange SA	18,142	291,986

INVESTMENTS	SHARES	VALUE($)

France — continued

Pernod Ricard SA	1,915	353,764

Peugeot SA	15,301	387,515

Sanofi	3,360	309,749

SCOR SE	3,637	153,405

Sodexo SA	2,490	273,822

Thales SA	2,408	235,405

TOTAL SA	5,484	289,929

Vinci SA	1,715	192,417

Vivendi SA	10,082	280,760

		5,891,936

Germany — 2.1%

Covestro AG (a)	2,605	125,097

Deutsche Lufthansa AG (Registered)	11,399	197,467

Deutsche Telekom AG (Registered)	18,146	319,289

Evonik Industries AG	6,179	162,841

Fraport AG Frankfurt Airport Services Worldwide	3,297	275,572

Fresenius Medical Care AG & Co. KGaA	3,728	269,086

Fresenius SE & Co. KGaA	4,673	246,058

Hannover Rueck SE	2,594	459,667

Merck KGaA	983	117,239

Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	745	206,991

SAP SE	3,312	438,845

Telefonica Deutschland Holding AG	55,019	174,577

Uniper SE (c)	3,840	119,680

		3,112,409

Hong Kong — 3.6%

ASM Pacific Technology Ltd.	25,800	360,241

Cathay Pacific Airways Ltd.	74,000	94,539

CK Infrastructure Holdings Ltd.	27,000	194,312

CLP Holdings Ltd.	37,000	384,261

Hang Seng Bank Ltd.	8,500	177,353

Henderson Land Development Co. Ltd.	17,300	86,406

Hong Kong & China Gas Co. Ltd.	197,531	383,388

Hutchison Port Holdings Trust	476,900	73,872

Jardine Matheson Holdings Ltd.	4,700	267,952

Jardine Strategic Holdings Ltd.	5,200	167,918

Johnson Electric Holdings Ltd.	12,500	22,826

Link, REIT	35,000	381,199

MTR Corp. Ltd.	67,000	384,164

New World Development Co. Ltd.	253,000	361,900

PCCW Ltd.	207,000	122,940

Power Assets Holdings Ltd.	35,500	253,333

Sun Hung Kai Properties Ltd.	15,000	227,300

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	101

JPMorgan Diversified Return Global Equity ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued

Hong Kong — continued

Swire Pacific Ltd., Class A	30,000	285,969

Techtronic Industries Co. Ltd.	43,500	339,953

WH Group Ltd. (a)	409,000	431,717

Xinyi Glass Holdings Ltd.	248,000	278,836

		5,280,379

Israel — 0.3%

Check Point Software Technologies Ltd.*	3,461	389,051

Italy — 1.5%

Assicurazioni Generali SpA	14,073	285,365

Buzzi Unicem SpA	3,102	74,847

Enel SpA	51,228	397,036

Eni SpA	16,315	247,515

Italgas SpA	47,052	302,907

Poste Italiane SpA (a)	8,147	98,957

Recordati SpA	5,897	247,816

Snam SpA	32,658	167,663

Terna Rete Elettrica Nazionale SpA	56,730	374,952

		2,197,058

Japan — 22.7%

Advantest Corp.	10,100	459,636

Aisin Seiki Co. Ltd.	2,300	91,793

ANA Holdings, Inc.	8,000	274,708

Aozora Bank Ltd.	6,200	159,082

Asahi Kasei Corp.	7,700	85,480

Astellas Pharma, Inc.	23,300	399,891

Bandai Namco Holdings, Inc.	5,100	313,595

Bridgestone Corp.	5,500	228,525

Brother Industries Ltd.	17,800	334,534

Canon, Inc.	11,600	318,301

Capcom Co. Ltd.	15,800	372,937

Central Japan Railway Co.	1,900	389,755

Chubu Electric Power Co., Inc.	24,500	367,555

Chugai Pharmaceutical Co. Ltd.	1,800	151,480

Chugoku Electric Power Co., Inc. (The)	15,100	201,159

COMSYS Holdings Corp.	6,300	185,857

Cosmo Energy Holdings Co. Ltd.	8,400	179,629

Credit Saison Co. Ltd.	8,400	121,638

Dai Nippon Printing Co. Ltd.	3,900	104,163

Daiichi Sankyo Co. Ltd.	6,300	414,249

Daito Trust Construction Co. Ltd.	100	13,252

Daiwa Securities Group, Inc.	19,800	88,997

DIC Corp.	7,800	223,432

Dowa Holdings Co. Ltd.	4,200	145,002

Ebara Corp.	2,200	65,090

INVESTMENTS	SHARES	VALUE($)

Japan — continued

Electric Power Development Co. Ltd.	7,200	174,819

FamilyMart Co. Ltd.	13,000	322,481

Fast Retailing Co. Ltd.	400	246,677

Fuji Electric Co. Ltd.	5,500	174,799

FUJIFILM Holdings Corp.	8,600	377,559

Fujikura Ltd.	7,100	32,944

Goldwin, Inc.	1,200	91,884

GungHo Online Entertainment, Inc.	5,680	123,020

Hankyu Hanshin Holdings, Inc.	5,900	236,100

Hikari Tsushin, Inc.	1,800	394,554

Hitachi Chemical Co. Ltd.	3,600	118,511

Hitachi High-Technologies Corp.	5,400	335,965

Hokuriku Electric Power Co.*	6,700	47,753

Honda Motor Co. Ltd.	9,600	259,718

Hoya Corp.	3,400	300,483

Idemitsu Kosan Co. Ltd.	14,492	425,996

ITOCHU Corp.	20,800	434,884

Japan Airlines Co. Ltd.	11,600	361,480

Japan Petroleum Exploration Co. Ltd.	4,400	112,498

Japan Post Holdings Co. Ltd.	17,900	164,308

Japan Tobacco, Inc.	3,300	74,589

JXTG Holdings, Inc.	78,700	367,863

Kaneka Corp.	4,800	159,785

Kansai Electric Power Co., Inc. (The)	23,400	272,987

KDDI Corp.	15,200	420,601

Keisei Electric Railway Co. Ltd.	8,800	359,792

Kirin Holdings Co. Ltd.	11,800	250,329

K’s Holdings Corp.	13,700	156,527

Kuraray Co. Ltd.	18,000	214,152

Kyowa Kirin Co. Ltd.	3,900	71,760

Kyushu Electric Power Co., Inc.	16,500	164,892

Lawson, Inc.	1,300	71,716

Marubeni Corp.	55,400	389,910

Mitsubishi Corp.	15,700	399,320

Mitsubishi Gas Chemical Co., Inc.	7,200	101,570

Mitsubishi Heavy Industries Ltd.	8,900	360,177

Mitsubishi Tanabe Pharma Corp.	13,600	162,769

Mitsui & Co. Ltd.	21,700	372,675

Mitsui Chemicals, Inc.	5,800	137,932

Mochida Pharmaceutical Co. Ltd.	7,900	315,272

MS&AD Insurance Group Holdings, Inc.	13,000	419,786

NEC Corp.	4,200	166,449

NH Foods Ltd.	2,100	88,233

Nihon M&A Center, Inc.	7,900	240,200

Nikon Corp.	18,600	237,156

SEE NOTES TO FINANCIAL STATEMENTS.

102	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2019

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued

Japan — continued

Nippon Express Co. Ltd.	500	28,528

Nippon Kayaku Co. Ltd.	16,400	199,314

Nippon Paper Industries Co. Ltd.	14,100	243,050

Nippon Shokubai Co. Ltd.	4,100	252,818

Nippon Telegraph & Telephone Corp.	7,400	367,358

Nipro Corp.	13,400	157,123

Nissan Chemical Corp.	3,900	160,126

Nissin Foods Holdings Co. Ltd.	2,200	166,180

Nomura Real Estate Holdings, Inc.	15,300	362,601

Nomura Research Institute Ltd.	18,600	394,891

NTT Data Corp.	23,800	312,514

NTT DOCOMO, Inc.	16,400	449,608

Oji Holdings Corp.	40,900	211,463

Oriental Land Co. Ltd.	1,700	249,222

ORIX Corp.	13,800	216,866

Osaka Gas Co. Ltd.	12,600	246,389

Otsuka Corp.	9,300	374,957

Rakuten, Inc.	29,300	279,329

Resona Holdings, Inc.	66,700	290,049

Sankyo Co. Ltd.	7,100	248,483

Sawai Pharmaceutical Co. Ltd.	4,400	248,278

SBI Holdings, Inc.	9,000	195,735

SCSK Corp.	5,200	264,703

Secom Co. Ltd.	2,300	213,126

Sekisui Chemical Co. Ltd.	20,500	357,433

Sekisui House Ltd.	23,300	502,450

Shimamura Co. Ltd.	1,700	143,995

Shimizu Corp.	13,000	121,186

Shin-Etsu Chemical Co. Ltd.	1,100	122,651

Shionogi & Co. Ltd.	7,500	450,172

Showa Denko KK	11,400	319,849

Skylark Holdings Co. Ltd. (c)	15,500	281,327

SoftBank Group Corp.	1,600	61,546

Sojitz Corp.	115,200	362,597

Sony Corp.	7,400	450,432

Sumitomo Chemical Co. Ltd.	38,300	175,199

Sumitomo Corp.	12,700	206,278

Sumitomo Dainippon Pharma Co. Ltd.	14,300	249,580

Sumitomo Mitsui Financial Group, Inc.	10,300	365,683

Sumitomo Mitsui Trust Holdings, Inc.	7,400	269,696

Sumitomo Osaka Cement Co. Ltd.	6,400	279,373

Suzuken Co. Ltd.	6,600	352,400

Taisho Pharmaceutical Holdings Co. Ltd.	2,400	170,819

Teijin Ltd.	14,900	298,571

Terumo Corp.	14,000	456,914

INVESTMENTS	SHARES	VALUE($)

Japan — continued

Toho Co. Ltd.	2,000	80,771

Tohoku Electric Power Co., Inc.	14,000	143,889

Tokio Marine Holdings, Inc.	8,100	437,931

Tokyo Broadcasting System Holdings, Inc.	14,100	224,831

Tokyo Electric Power Co. Holdings, Inc.*	69,800	323,254

Tokyo Gas Co. Ltd.	8,500	207,494

Tokyo Tatemono Co. Ltd.	14,500	206,299

Tokyu Corp.	7,900	149,418

Tokyu Fudosan Holdings Corp.	4,500	29,848

Toppan Printing Co. Ltd.	15,800	292,226

Toyo Suisan Kaisha Ltd.	8,200	345,261

Toyota Industries Corp.	6,100	366,015

Toyota Motor Corp.	6,500	450,976

Trend Micro, Inc.	1,200	60,569

Tsumura & Co.	7,100	195,530

Ube Industries Ltd.	14,100	301,898

West Japan Railway Co.	2,800	243,293

Yamada Denki Co. Ltd.	56,400	272,608

Yokohama Rubber Co. Ltd. (The)	11,900	265,789

		33,131,377

Macau — 0.7%

Galaxy Entertainment Group Ltd.	38,000	261,654

Sands China Ltd.	79,452	391,351

SJM Holdings Ltd.	91,000	97,210

Wynn Macau Ltd.	93,097	202,028

		952,243

Netherlands — 2.0%

Aegon NV	34,683	150,467

Heineken Holding NV	2,560	244,264

Koninklijke Ahold Delhaize NV	16,180	403,207

Koninklijke DSM NV	2,994	355,352

Koninklijke KPN NV	108,569	337,038

Koninklijke Philips NV	7,765	340,682

NN Group NV	6,984	266,488

Royal Dutch Shell plc, Class A	13,052	378,353

Wolters Kluwer NV	5,732	422,179

		2,898,030

New Zealand — 0.4%

Contact Energy Ltd.	36,756	173,842

Spark New Zealand Ltd.	118,130	338,875

		512,717

Norway — 1.0%

Aker BP ASA	3,365	93,336

Equinor ASA	11,786	218,815

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	103

JPMorgan Diversified Return Global Equity ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued

Norway — continued

Mowi ASA	17,276	421,741

Orkla ASA	23,641	227,234

Telenor ASA	16,595	310,588

Yara International ASA	3,418	133,152

		1,404,866

Portugal — 0.3%

EDP — Energias de Portugal SA	88,928	366,315

Galp Energia SGPS SA	7,491	119,817

		486,132

Russia — 0.1%

Evraz plc	14,439	68,902

Singapore — 2.0%

Ascendas, REIT	36,000	83,846

CapitaLand Mall Trust, REIT	191,900	358,056

ComfortDelGro Corp. Ltd.	177,000	298,897

DBS Group Holdings Ltd.	7,500	142,957

Genting Singapore Ltd.	102,500	70,716

Golden Agri-Resources Ltd.	513,700	77,107

Keppel Corp. Ltd.	76,700	386,214

Sembcorp Industries Ltd.	69,400	116,515

Singapore Airlines Ltd.	28,800	199,059

Singapore Press Holdings Ltd.	103,900	169,086

Singapore Telecommunications Ltd.	55,100	133,428

United Overseas Bank Ltd.	10,000	196,874

Venture Corp. Ltd.	18,300	212,273

Wilmar International Ltd.	150,100	412,697

		2,857,725

South Africa — 0.3%

Anglo American plc	15,885	408,834

South Korea — 7.6%

Celltrion Healthcare Co. Ltd.*	5,027	236,659

Celltrion, Inc.*	2,603	445,504

CJ CheilJedang Corp.	597	117,339

Doosan Infracore Co. Ltd.*	16,843	81,679

Fila Korea Ltd.	1,274	62,863

GS Engineering & Construction Corp.	7,744	205,028

GS Holdings Corp.	4,991	212,702

Hankook Tire & Technology Co. Ltd.	6,594	175,830

Hanmi Pharm Co. Ltd.	223	63,787

Hanmi Science Co. Ltd.	2,358	88,193

Hanon Systems	13,075	130,128

Hanwha Aerospace Co. Ltd.*	5,125	166,476

Hanwha Chemical Corp.	10,037	140,440

INVESTMENTS	SHARES	VALUE($)

South Korea — continued

Hyundai Construction Equipment Co. Ltd.	139	3,324

Hyundai Engineering & Construction Co. Ltd.	7,479	275,549

Hyundai Mobis Co. Ltd.	1,912	389,921

Hyundai Motor Co.	3,027	317,061

Hyundai Steel Co.	2,926	79,689

Industrial Bank of Korea	19,017	192,592

Kakao Corp.	3,750	455,071

Kia Motors Corp.	11,592	423,657

Korea Gas Corp.	2,997	101,255

Korea Zinc Co. Ltd.	402	149,798

Korean Air Lines Co. Ltd.	9,443	202,114

KT&G Corp.	4,439	381,051

LG Corp.	3,810	227,139

LG Display Co. Ltd.*	1,869	21,908

LG Electronics, Inc.	1,201	68,828

LG Household & Health Care Ltd.	275	297,577

LG Uplus Corp.	26,128	301,848

Lotte Chemical Corp.	705	137,161

LOTTE Fine Chemical Co. Ltd.	2,224	84,326

NAVER Corp.	3,419	482,067

NCSoft Corp.	747	331,516

Netmarble Corp.* (a)	150	11,576

POSCO	1,274	231,162

Samsung Biologics Co. Ltd.* (a)	1,248	426,340

Samsung Electro-Mechanics Co. Ltd.	2,628	254,428

Samsung Electronics Co. Ltd.	13,752	594,359

Samsung Engineering Co. Ltd.*	13,650	208,382

Samsung SDS Co. Ltd.	1,407	243,012

Shinsegae, Inc.	430	87,145

SK Holdings Co. Ltd.	1,686	374,047

SK Hynix, Inc.	6,732	473,367

SK Innovation Co. Ltd.	2,106	288,176

SK Telecom Co. Ltd.	1,129	230,764

SKC Co. Ltd.	4,315	164,580

S-Oil Corp.	951	81,245

Woori Financial Group, Inc.	28,745	289,802

Yuhan Corp.	607	117,009

		11,125,474

Spain — 2.4%

Acciona SA	1,654	172,311

ACS Actividades de Construccion y Servicios SA	5,379	218,270

Aena SME SA (a)	2,290	420,357

Amadeus IT Group SA	5,281	390,679

Enagas SA	12,144	300,498

Endesa SA	2,878	78,382

SEE NOTES TO FINANCIAL STATEMENTS.

104	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2019

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued

Spain — continued

Grifols SA	8,024	258,859

Iberdrola SA	40,157	412,774

Naturgy Energy Group SA	13,498	367,754

Red Electrica Corp. SA	12,965	260,565

Repsol SA	20,097	331,193

Telefonica SA	39,734	305,129

		3,516,771

Sweden — 2.5%

Boliden AB	9,599	258,861

Hennes & Mauritz AB, Class B	14,384	301,481

Hexagon AB, Class B	6,915	354,034

Investor AB, Class B	7,314	375,241

Lundin Petroleum AB	8,021	265,640

Securitas AB, Class B	21,830	349,545

Skanska AB, Class B	15,158	322,969

Svenska Cellulosa AB SCA, Class B	5,393	55,031

Swedish Match AB	9,024	423,932

Tele2 AB, Class B	29,294	419,348

Telia Co. AB	85,741	377,167

Trelleborg AB, Class B (c)	9,884	159,831

		3,663,080

Switzerland — 2.2%

Alcon, Inc.*	191	11,295

Baloise Holding AG (Registered)	2,074	383,593

Barry Callebaut AG (Registered)	83	175,404

Clariant AG (Registered)*	7,458	152,983

Kuehne + Nagel International AG (Registered)	231	37,320

LafargeHolcim Ltd. (Registered)*	2,591	133,743

Logitech International SA (Registered)	4,176	171,413

Lonza Group AG (Registered)*	187	67,401

Novartis AG (Registered)	3,396	296,726

Roche Holding AG	274	82,462

Sonova Holding AG (Registered)	1,781	408,701

Swiss Life Holding AG (Registered)	872	436,713

Swiss Prime Site AG (Registered)*	1,332	137,292

Swisscom AG (Registered)	660	337,586

Vifor Pharma AG	497	78,267

Zurich Insurance Group AG	775	303,568

		3,214,467

United Kingdom — 4.4%

Auto Trader Group plc (a)	21,463	156,386

Barratt Developments plc	27,815	227,466

Bellway plc	2,659	108,831

Berkeley Group Holdings plc	1,460	83,219

INVESTMENTS	SHARES	VALUE($)

United Kingdom — continued

BP plc	47,317	300,054

BT Group plc	60,589	160,795

Bunzl plc	2,080	54,111

Burberry Group plc	4,809	127,520

CK Hutchison Holdings Ltd.	41,260	380,957

Coca-Cola European Partners plc	7,355	393,566

Compass Group plc	7,351	195,714

Informa plc	7,602	76,410

International Consolidated Airlines Group SA	23,547	162,088

Land Securities Group plc, REIT	7,031	85,641

Linde plc	2,189	434,188

Micro Focus International plc	7,304	100,249

Mondi plc	6,660	138,088

Pearson plc	24,251	214,175

Persimmon plc	2,599	76,661

RELX plc	10,489	252,526

Rentokil Initial plc	42,362	249,309

Sage Group plc (The)	31,639	294,879

Segro plc, REIT	34,184	373,949

Smith & Nephew plc	17,282	370,982

Tate & Lyle plc	29,610	258,267

Taylor Wimpey plc	75,209	161,301

Unilever plc	1,326	79,400

United Utilities Group plc	26,003	293,616

Vodafone Group plc	157,717	321,856

Wm Morrison Supermarkets plc	101,729	262,802

		6,395,006

United States — 21.7%

AbbVie, Inc.	1,376	109,461

AES Corp.	13,420	228,811

Air Products & Chemicals, Inc.	1,831	390,479

Alaska Air Group, Inc.	3,829	265,847

Alleghany Corp.*	552	429,616

Allstate Corp. (The)	1,379	146,753

Amcor plc	29,116	278,797

Amdocs Ltd.	979	63,831

Ameren Corp.	5,361	416,550

American Electric Power Co., Inc.	4,039	381,241

American Water Works Co., Inc.	198	24,407

ANSYS, Inc.*	1,146	252,292

Anthem, Inc.	1,408	378,865

Ashland Global Holdings, Inc.	2,630	203,483

Assurant, Inc.	1,388	174,985

AT&T, Inc.	11,729	451,449

Avangrid, Inc. (c)	3,280	164,164

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	105

JPMorgan Diversified Return Global Equity ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued

United States — continued

Avery Dennison Corp.	3,579	457,611

Avnet, Inc.	5,906	233,641

Axis Capital Holdings Ltd.	4,423	262,859

Baxter International, Inc.	4,702	360,643

Becton Dickinson and Co.	803	205,568

Broadridge Financial Solutions, Inc.	3,195	400,078

Brown & Brown, Inc.	5,044	190,058

Carnival Corp.	1,198	51,382

Celanese Corp.	3,648	441,955

CenturyLink, Inc.	21,992	284,576

CF Industries Holdings, Inc.	8,582	389,194

Chevron Corp.	3,462	402,077

Church & Dwight Co., Inc.	5,184	362,569

Cigna Corp.	57	10,172

Cincinnati Financial Corp.	3,677	416,273

Cintas Corp.	1,568	421,275

Cisco Systems, Inc.	4,089	194,268

CMS Energy Corp.	6,203	396,496

CNA Financial Corp.	4,130	185,189

Commerce Bancshares, Inc. (c)	3,871	249,138

ConocoPhillips	4,608	254,362

Consolidated Edison, Inc.	2,344	216,164

Constellation Brands, Inc., Class A	723	137,609

CSX Corp.	2,047	143,843

Cummins, Inc.	1,449	249,924

Darden Restaurants, Inc.	3,419	383,851

DTE Energy Co.	3,190	406,151

Eastman Chemical Co.	3,959	301,042

Everest Re Group Ltd.	872	224,182

Eversource Energy	5,161	432,182

Exelon Corp.	3,232	147,024

Fidelity National Information Services, Inc.	3,036	400,023

Foot Locker, Inc.	6,422	279,421

Garmin Ltd.	5,041	472,594

Gentex Corp.	13,984	392,251

Genuine Parts Co.	328	33,646

Globe Life, Inc.	4,633	450,930

Hasbro, Inc.	3,744	364,329

HCP, Inc., REIT	5,444	204,803

Henry Schein, Inc.*	748	46,814

HollyFrontier Corp.	5,733	314,971

Hormel Foods Corp.	9,133	373,448

IAC/InterActiveCorp*	1,624	369,054

Intel Corp.	7,992	451,788

International Paper Co.	4,975	217,308

INVESTMENTS	SHARES	VALUE($)

United States — continued

Interpublic Group of Cos., Inc. (The)	6,682	145,333

Intuit, Inc.	570	146,775

IQVIA Holdings, Inc.*	2,666	385,024

JM Smucker Co. (The)	2,872	303,513

Johnson & Johnson	2,802	369,976

Kinder Morgan, Inc.	14,703	293,766

Kohl’s Corp.	1,643	84,220

L3Harris Technologies, Inc.	1,956	403,542

Laboratory Corp. of America Holdings*	63	10,381

Lam Research Corp.	1,965	532,594

Leggett & Platt, Inc.	986	50,582

LyondellBasell Industries NV, Class A	1,397	125,311

ManpowerGroup, Inc.	1,319	119,923

Marathon Petroleum Corp.	1,075	68,746

McCormick & Co., Inc. (Non-Voting)	2,539	407,992

MDU Resources Group, Inc.	8,225	237,620

Merck & Co., Inc.	2,869	248,628

Molson Coors Brewing Co., Class B	4,014	211,618

NextEra Energy, Inc.	731	174,227

NVR, Inc.*	115	418,208

Old Republic International Corp.	15,066	336,574

Pfizer, Inc.	8,908	341,800

Phillips 66	2,058	240,416

Pinnacle West Capital Corp.	4,339	408,387

PPG Industries, Inc.	1,050	131,376

Procter & Gamble Co. (The)	3,000	373,530

Public Service Enterprise Group, Inc.	2,938	186,005

PulteGroup, Inc.	11,259	441,803

Quest Diagnostics, Inc.	2,940	297,675

Raytheon Co.	1,869	396,620

Republic Services, Inc.	4,634	405,521

Southwest Airlines Co.	7,028	394,482

Starbucks Corp.	4,283	362,170

TJX Cos., Inc. (The)	2,773	159,863

T-Mobile US, Inc.*	1,563	129,198

Toll Brothers, Inc.	5,561	221,161

Tyson Foods, Inc., Class A	561	46,445

United Airlines Holdings, Inc.*	516	46,873

UnitedHealth Group, Inc.	1,342	339,123

Universal Health Services, Inc., Class B	2,847	391,349

Valero Energy Corp.	2,691	260,973

Verizon Communications, Inc.	6,829	412,950

VMware, Inc., Class A	2,296	363,388

Walmart, Inc.	3,620	424,481

Walt Disney Co. (The)	2,699	350,654

SEE NOTES TO FINANCIAL STATEMENTS.

106	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2019

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued

United States — continued

Waters Corp.*	1,748	369,912

Westlake Chemical Corp.	675	42,653

WR Berkley Corp.	5,805	405,770

Xcel Energy, Inc.	6,440	409,004

Xylem, Inc.	5,398	413,973

Zimmer Biomet Holdings, Inc.	1,403	193,937

		31,579,812

Total Common Stocks (Cost $139,427,730)		144,666,489

Short-Term Investments — 0.7%

Investment Companies — 0.2%

JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 1.64% (d) (e) (Cost $287,721)	287,721	287,721

Investment of Cash Collateral from Securities Loaned — 0.5%

JPMorgan Securities Lending Money Market Fund Class Agency SL Shares, 1.98% (d) (e)	499,900	499,950

JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.70% (d) (e)	287,546	287,546

Total Investment of Cash Collateral from Securities Loaned (Cost $787,496)		787,496

Total Short-Term Investments (Cost $1,075,217)		1,075,217

Total Investments — 100.0% (Cost $140,502,947)		145,741,706

Other Assets Less Liabilities — 0.0% (b)		7,834

NET ASSETS — 100.0%		145,749,540

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2019

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE

Oil, Gas & Consumable Fuels	6.1%

Insurance	5.5

Electric Utilities	5.4

Chemicals	5.2

Diversified Telecommunication Services	4.5

Pharmaceuticals	3.6

Food Products	3.0

Metals & Mining	2.8

Household Durables	2.7

INDUSTRY	PERCENTAGE

IT Services	2.5%

Hotels, Restaurants & Leisure	2.5

Health Care Equipment & Supplies	2.4

Food & Staples Retailing	2.3

Health Care Providers & Services	2.3

Equity Real Estate Investment Trusts (REITs)	2.2

Banks	2.2

Semiconductors & Semiconductor Equipment	2.0

Airlines	1.9

Road & Rail	1.8

Software	1.7

Auto Components	1.7

Gas Utilities	1.6

Commercial Services & Supplies	1.6

Construction & Engineering	1.6

Wireless Telecommunication Services	1.6

Technology Hardware, Storage & Peripherals	1.5

Multi-Utilities	1.5

Trading Companies & Distributors	1.5

Beverages	1.5

Machinery	1.3

Specialty Retail	1.3

Industrial Conglomerates	1.3

Automobiles	1.3

Real Estate Management & Development	1.2

Professional Services	1.1

Entertainment	1.1

Transportation Infrastructure	1.0

Electronic Equipment, Instruments & Components	1.0

Interactive Media & Services	1.0

Media	1.0

Others (each less than 1.0%)	10.0

Short-Term Investments	0.7

Abbreviations

OYJ	Public Limited Company
REIT	Real Estate Investment Trust
SCA	Limited partnership with share capital
SGPS	Holding company

(a)

   Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

(b)	Amount rounds to less than 0.1% of net assets.
(c)	The security or a portion of this security is on loan at October 31, 2019. The total value of securities on loan at October 31, 2019 is $750,135.
(d)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	107

JPMorgan Diversified Return Global Equity ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

(e)	The rate shown is the current yield as of October 31, 2019.
*	Non-income producing security.

Futures contracts outstanding as of October 31, 2019:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)($)

Long Contracts

MSCI EAFE E-Mini Index	7	12/2019	USD	685,370	19,886

S&P 500 E-Mini Index	2	12/2019	USD	303,500	7,321

					27,207

Abbreviations

EAFE	Europe,Australasia, and Far East
MSCI	MorganStanley Capital International
USD	UnitedStates Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

108	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2019

JPMorgan Diversified Return International Equity ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019

INVESTMENTS	SHARES	VALUE($)
Common Stocks — 99.3%

Australia — 10.3%

AGL Energy Ltd.	343,105	4,683,594

Alumina Ltd.	2,929,412	4,573,141

Ansell Ltd.	242,773	4,616,761

APA Group	505,756	4,062,362

Atlas Arteria Ltd.	201,879	1,116,485

Aurizon Holdings Ltd.	224,947	915,138

AusNet Services	539,024	688,532

BHP Group Ltd.	128,036	3,138,477

BHP Group plc	181,572	3,851,240

Brambles Ltd.	209,821	1,734,601

Caltex Australia Ltd.	144,068	2,708,279

CIMIC Group Ltd.	41,892	954,672

Coca-Cola Amatil Ltd.	337,557	2,368,856

Cochlear Ltd.	32,970	4,809,997

Coles Group Ltd.	93,998	972,773

Computershare Ltd.	28,978	316,308

Crown Resorts Ltd.	126,639	1,087,907

CSL Ltd.	31,370	5,532,297

CSR Ltd.	542,471	1,550,614

Dexus, REIT	547,684	4,516,460

Downer EDI Ltd.	575,163	3,199,088

Fortescue Metals Group Ltd.	158,038	967,291

GPT Group (The), REIT	1,124,487	4,615,717

Harvey Norman Holdings Ltd. (a)	709,903	2,003,005

Incitec Pivot Ltd.	278,889	663,600

Macquarie Group Ltd.	30,104	2,779,726

Metcash Ltd.	609,970	1,185,726

Mirvac Group, REIT	1,203,239	2,666,232

Oil Search Ltd.	599,117	2,956,816

Origin Energy Ltd.	738,261	4,002,452

Orora Ltd.	294,459	627,628

Qantas Airways Ltd.	944,055	4,175,683

Ramsay Health Care Ltd.	69,553	3,286,425

Rio Tinto Ltd.	71,458	4,468,485

Rio Tinto plc	79,209	4,123,765

Santos Ltd.	949,563	5,311,396

Sonic Healthcare Ltd.	244,195	4,809,420

Tabcorp Holdings Ltd.	1,350,038	4,473,550

Telstra Corp. Ltd.	1,476,090	3,555,083

TPG Telecom Ltd.	226,511	1,020,925

Vicinity Centres, REIT	2,205,868	4,060,393

Vocus Group Ltd.*	384,804	882,226

Wesfarmers Ltd.	167,667	4,606,637

Whitehaven Coal Ltd.	1,322,647	3,008,215

INVESTMENTS	SHARES	VALUE($)

Australia — continued

Woodside Petroleum Ltd.	200,799	4,450,402

		132,098,380

Austria — 0.3%

OMV AG	43,911	2,567,109

voestalpine AG (a)	41,134	1,032,162

		3,599,271

Belgium — 0.6%

Colruyt SA	65,267	3,627,968

Groupe Bruxelles Lambert SA	20,245	2,033,730

Proximus SADP	81,441	2,502,744

		8,164,442

Cambodia — 0.1%

NagaCorp Ltd.	704,000	1,279,228

Chile — 0.4%

Antofagasta plc	393,799	4,435,246

China — 0.8%

China Mengniu Dairy Co. Ltd.*	327,000	1,303,666

Lenovo Group Ltd.	3,542,000	2,469,281

Nexteer Automotive Group Ltd.	356,760	332,508

Tingyi Cayman Islands Holding Corp.	112,000	148,993

Uni-President China Holdings Ltd.	1,371,000	1,416,149

Want Want China Holdings Ltd.	1,898,000	1,598,893

Xinyi Solar Holdings Ltd.	5,896,400	3,331,680

		10,601,170

Denmark — 0.4%

Chr Hansen Holding A/S	46,487	3,569,074

Demant A/S*	7,064	186,597

DSV Panalpina A/S	5,974	580,608

H Lundbeck A/S	21,782	744,304

		5,080,583

Finland — 2.1%

Elisa OYJ	95,419	5,211,427

Fortum OYJ	192,806	4,711,721

Kesko OYJ, Class B	74,060	4,934,474

Neste OYJ	143,516	5,185,587

Nokian Renkaat OYJ	27,169	776,467

Orion OYJ, Class B	16,180	717,820

UPM-Kymmene OYJ	170,450	5,551,469

		27,088,965

France — 5.3%

Air Liquide SA	29,578	3,932,724

Arkema SA	30,185	3,089,071

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	109

JPMorgan Diversified Return International Equity ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued

France — continued

Atos SE	27,992	2,172,366

Capgemini SE	40,000	4,509,210

Casino Guichard Perrachon SA (a)	25,184	1,358,603

Covivio, REIT	11,360	1,286,512

Dassault Aviation SA	585	812,654

Dassault Systemes SE	32,698	4,966,068

Eiffage SA	43,560	4,678,615

Eutelsat Communications SA (a)	40,699	772,057

Faurecia SE	16,197	755,885

Gecina SA, REIT	13,529	2,322,510

Lagardere SCA	130,605	2,918,445

Orange SA	197,822	3,183,848

Pernod Ricard SA	24,406	4,508,601

Peugeot SA	202,166	5,120,081

Safran SA	25,554	4,047,499

SCOR SE	87,941	3,709,276

Sodexo SA	5,953	654,643

Thales SA	8,897	869,768

TOTAL SA	76,572	4,048,227

Vinci SA (a)	37,630	4,221,948

Vivendi SA	155,679	4,335,288

		68,273,899

Germany — 3.0%

Axel Springer SE* (a)	45,795	3,192,198

Beiersdorf AG	3,250	384,765

Deutsche Lufthansa AG (Registered)	38,234	662,335

Deutsche Telekom AG (Registered)	234,056	4,118,351

Evonik Industries AG	115,357	3,040,113

Fraport AG Frankfurt Airport Services Worldwide	51,030	4,265,224

Fresenius Medical Care AG & Co. KGaA	48,252	3,482,813

Hannover Rueck SE	30,169	5,346,068

Hella GmbH & Co. KGaA	11,382	553,665

Infineon Technologies AG	152,438	2,952,537

Merck KGaA	11,214	1,337,455

SAP SE	39,325	5,210,621

Telefonica Deutschland Holding AG	549,822	1,744,601

Uniper SE (a)	51,845	1,615,830

		37,906,576

Hong Kong — 5.0%

ASM Pacific Technology Ltd.	317,100	4,427,614

Cathay Pacific Airways Ltd.	947,000	1,209,841

CK Infrastructure Holdings Ltd.	547,500	3,940,209

CLP Holdings Ltd.	432,500	4,491,696

Hong Kong & China Gas Co. Ltd.	2,229,103	4,326,471

INVESTMENTS	SHARES	VALUE($)

Hong Kong — continued

Hutchison Port Holdings Trust	4,216,100	653,078

Jardine Matheson Holdings Ltd.	38,500	2,194,924

Jardine Strategic Holdings Ltd.	62,200	2,008,552

Link, REIT	409,500	4,460,029

Melco International Development Ltd.	237,000	628,132

MTR Corp. Ltd.	796,500	4,566,960

New World Development Co. Ltd.	1,183,000	1,692,207

PCCW Ltd.	5,720,000	3,397,193

Power Assets Holdings Ltd.	706,000	5,038,114

Swire Pacific Ltd., Class A	417,500	3,979,730

Swire Properties Ltd.	189,800	596,931

Techtronic Industries Co. Ltd.	700,000	5,470,510

WH Group Ltd. (b)	2,672,000	2,820,412

Wheelock & Co. Ltd.	236,000	1,459,567

Xinyi Glass Holdings Ltd.	3,540,000	3,980,162

Yue Yuen Industrial Holdings Ltd.	1,081,000	3,046,462

		64,388,794

Indonesia — 0.0% (c)

First Pacific Co. Ltd.	766,000	293,043

Ireland — 0.2%

CRH plc	32,525	1,184,228

Flutter Entertainment plc	8,907	918,621

		2,102,849

Italy — 2.0%

Assicurazioni Generali SpA	103,385	2,096,389

Davide Campari-Milano SpA	496,617	4,555,125

Enel SpA	123,379	956,232

Eni SpA	199,482	3,026,340

Italgas SpA	517,829	3,333,631

Poste Italiane SpA (b)	199,725	2,425,944

Recordati SpA	41,701	1,752,449

Snam SpA	543,258	2,789,035

Terna Rete Elettrica Nazionale SpA	749,748	4,955,389

		25,890,534

Japan — 23.9%

Advantest Corp.	117,000	5,324,493

Alfresa Holdings Corp.	159,200	3,554,751

ANA Holdings, Inc.	115,300	3,959,225

Aozora Bank Ltd.	109,300	2,804,460

Asahi Kasei Corp.	104,600	1,161,201

Astellas Pharma, Inc.	53,500	918,204

Bandai Namco Holdings, Inc.	50,800	3,123,651

Brother Industries Ltd.	70,300	1,321,221

Canon Marketing Japan, Inc.	119,600	2,530,463

SEE NOTES TO FINANCIAL STATEMENTS.

110	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2019

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued

Japan — continued

Canon, Inc.	24,200	664,041

Capcom Co. Ltd.	184,300	4,350,147

Central Japan Railway Co.	23,200	4,759,109

Chubu Electric Power Co., Inc.	325,800	4,887,732

Chugoku Electric Power Co., Inc. (The)	343,500	4,576,027

COMSYS Holdings Corp.	170,600	5,032,899

Cosmo Energy Holdings Co. Ltd.	186,500	3,988,188

Dai Nippon Printing Co. Ltd.	58,900	1,573,131

Daicel Corp.	108,300	968,142

Daiwa Securities Group, Inc.	485,000	2,179,981

Denka Co. Ltd.	47,300	1,365,015

DIC Corp.	105,900	3,033,518

Electric Power Development Co. Ltd.	149,800	3,637,209

FamilyMart Co. Ltd.	55,300	1,371,783

Fuji Media Holdings, Inc.	76,100	1,028,309

FUJIFILM Holdings Corp.	99,200	4,355,103

Gunma Bank Ltd. (The)	243,900	820,759

Hachijuni Bank Ltd. (The)	221,900	954,538

Hankyu Hanshin Holdings, Inc.	128,000	5,122,177

Hikari Tsushin, Inc.	19,500	4,274,337

Hitachi Capital Corp.	18,100	405,589

Hitachi High-Technologies Corp.	23,600	1,468,292

Hoya Corp.	9,800	866,097

Idemitsu Kosan Co. Ltd.	171,937	5,054,135

Iida Group Holdings Co. Ltd.	52,300	871,167

Inpex Corp.	167,600	1,549,376

ITOCHU Corp.	60,500	1,264,927

Itochu Techno-Solutions Corp.	175,600	4,729,051

Japan Airlines Co. Ltd.	141,200	4,400,087

Japan Petroleum Exploration Co. Ltd.	91,400	2,336,882

Japan Post Holdings Co. Ltd.	436,000	4,002,145

JXTG Holdings, Inc.	1,014,000	4,739,680

Kajima Corp.	32,200	442,511

Kaneka Corp.	58,200	1,937,395

Kansai Electric Power Co., Inc. (The)	187,200	2,183,900

KDDI Corp.	176,000	4,870,121

Keisei Electric Railway Co. Ltd.	34,900	1,426,903

Kirin Holdings Co. Ltd.	85,200	1,807,464

K’s Holdings Corp.	321,700	3,675,526

Kuraray Co. Ltd.	114,700	1,364,622

Kyushu Electric Power Co., Inc.	25,500	254,834

Lintec Corp.	91,300	1,917,557

Mani, Inc.	31,800	839,537

Marubeni Corp.	664,600	4,677,507

Matsui Securities Co. Ltd.	227,900	1,877,022

INVESTMENTS	SHARES	VALUE($)

Japan — continued

Mebuki Financial Group, Inc.	274,600	697,652

Medipal Holdings Corp.	170,100	3,886,367

Mitsubishi Corp.	40,600	1,032,637

Mitsubishi Gas Chemical Co., Inc.	198,000	2,793,170

Mitsubishi Heavy Industries Ltd.	109,600	4,435,443

Mitsubishi Tanabe Pharma Corp.	135,800	1,625,294

Mitsubishi UFJ Lease & Finance Co. Ltd.	206,400	1,267,087

Mitsui & Co. Ltd.	152,400	2,617,312

Mochida Pharmaceutical Co. Ltd.	107,800	4,302,070

MS&AD Insurance Group Holdings, Inc.	46,800	1,511,230

Nagoya Railroad Co. Ltd.	22,800	724,764

Nifco, Inc.	35,500	937,054

Nippo Corp.	165,000	3,390,325

Nippon Express Co. Ltd.	3,200	182,578

Nippon Paper Industries Co. Ltd.	175,900	3,032,096

Nippon Shokubai Co. Ltd.	42,200	2,602,175

Nippon Telegraph & Telephone Corp.	100,200	4,974,220

Nipro Corp.	122,800	1,439,900

Nissan Motor Co. Ltd.	1,800	11,359

Nisshin Seifun Group, Inc.	207,800	4,119,471

Nissin Foods Holdings Co. Ltd.	58,600	4,426,431

Nomura Real Estate Holdings, Inc.	84,500	2,002,598

Nomura Research Institute Ltd.	128,900	2,736,639

NTT DOCOMO, Inc.	190,800	5,230,805

Oracle Corp.	800	70,317

ORIX Corp.	155,400	2,442,095

Osaka Gas Co. Ltd.	193,200	3,777,964

Rakuten, Inc.	271,400	2,587,371

Resona Holdings, Inc.	797,500	3,467,980

Sankyo Co. Ltd.	66,300	2,320,344

Sawai Pharmaceutical Co. Ltd.	49,300	2,781,846

SBI Holdings, Inc.	104,500	2,272,702

SCSK Corp.	38,900	1,980,180

Sekisui Chemical Co. Ltd.	173,000	3,016,384

Sekisui House Ltd.	269,700	5,815,913

Shionogi & Co. Ltd.	66,900	4,015,532

Showa Denko KK	111,900	3,139,572

SKY Perfect JSAT Holdings, Inc.	215,800	891,254

Skylark Holdings Co. Ltd.	176,300	3,199,867

SoftBank Group Corp.	59,700	2,296,445

Sojitz Corp.	1,401,400	4,410,966

Sony Corp.	45,200	2,751,286

Sumitomo Dainippon Pharma Co. Ltd.	78,300	1,366,582

Sumitomo Mitsui Financial Group, Inc.	79,400	2,818,954

Sumitomo Osaka Cement Co. Ltd.	89,300	3,898,124

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	111

JPMorgan Diversified Return International Equity ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued

Japan — continued

Suzuken Co. Ltd.	79,500	4,244,814

Taisho Pharmaceutical Holdings Co. Ltd.	27,800	1,978,651

Teijin Ltd.	125,000	2,504,793

TIS, Inc.	37,400	2,267,694

Tobu Railway Co. Ltd.	59,600	1,988,847

Toho Co. Ltd.	2,800	113,079

Toho Gas Co. Ltd.	29,000	1,129,509

Tohoku Electric Power Co., Inc.	292,300	3,004,195

Tokuyama Corp.	68,300	1,824,565

Tokyo Century Corp.	12,500	577,197

Tokyo Electric Power Co. Holdings, Inc.*	736,300	3,409,913

Toyo Suisan Kaisha Ltd.	89,800	3,781,027

Toyota Industries Corp.	86,800	5,208,216

Tsumura & Co.	100,300	2,762,209

Ube Industries Ltd.	147,400	3,156,007

Yamada Denki Co. Ltd.	316,800	1,531,247

Yamaguchi Financial Group, Inc.	66,000	463,076

Yokohama Rubber Co. Ltd. (The)	175,300	3,915,367

Zeon Corp.	118,600	1,351,056

		307,113,958

Jordan — 0.4%

Hikma Pharmaceuticals plc	195,780	5,098,658

Luxembourg — 0.2%

RTL Group SA	39,202	1,991,974

Macau — 0.2%

Sands China Ltd.	533,112	2,625,907

Netherlands — 3.0%

Aegon NV	664,889	2,884,513

Akzo Nobel NV	41,300	3,807,590

ASR Nederland NV	40,818	1,496,331

Heineken Holding NV	48,557	4,633,091

Koninklijke Ahold Delhaize NV	149,516	3,725,948

Koninklijke DSM NV	11,265	1,337,021

Koninklijke KPN NV	963,043	2,989,643

Koninklijke Philips NV	83,474	3,662,348

NN Group NV	108,827	4,152,504

Royal Dutch Shell plc, Class A	161,832	4,691,202

Wolters Kluwer NV	66,651	4,909,049

		38,289,240

New Zealand — 0.8%

Fisher & Paykel Healthcare Corp. Ltd.	174,869	2,144,803

Spark New Zealand Ltd.	1,725,083	4,948,685

INVESTMENTS	SHARES	VALUE($)

New Zealand — continued

Xero Ltd.*	72,769	3,451,739

		10,545,227

Norway — 1.4%

Aker BP ASA (a)	62,706	1,739,300

Equinor ASA	159,248	2,956,548

Mowi ASA	200,885	4,903,996

Norsk Hydro ASA	270,199	954,765

Orkla ASA	270,913	2,603,972

Salmar ASA	16,147	753,543

Telenor ASA	234,071	4,380,817

		18,292,941

Poland — 0.1%

Grupa Lotos SA	51,323	1,281,693

Portugal — 0.5%

EDP — Energias de Portugal SA	1,089,462	4,487,746

Galp Energia SGPS SA	74,527	1,192,043

		5,679,789

Russia — 0.3%

Evraz plc	511,961	2,443,057

Polymetal International plc	59,565	979,696

		3,422,753

Singapore — 2.5%

Ascendas, REIT	905,700	2,109,423

CapitaLand Commercial Trust, REIT	595,700	897,115

CapitaLand Mall Trust, REIT	2,476,800	4,621,325

ComfortDelGro Corp. Ltd.	1,192,000	2,012,909

Golden Agri-Resources Ltd.	7,992,900	1,199,743

Keppel Corp. Ltd.	947,200	4,769,518

Mapletree North Asia Commercial Trust, REIT (b)	734,400	690,384

Sembcorp Industries Ltd.	922,100	1,548,105

Singapore Press Holdings Ltd.	685,900	1,116,230

Singapore Telecommunications Ltd.	1,099,300	2,662,017

Suntec, REIT	991,400	1,354,360

Venture Corp. Ltd.	305,000	3,537,887

Wilmar International Ltd.	1,759,600	4,837,986

		31,357,002

South Africa — 0.4%

Anglo American plc	175,584	4,519,023

South Korea — 7.0%

Celltrion, Inc.*	4,822	825,286

SEE NOTES TO FINANCIAL STATEMENTS.

112	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2019

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued

South Korea — continued

Daelim Industrial Co. Ltd.	40,782	3,169,964

GS Engineering & Construction Corp.	86,234	2,283,108

GS Holdings Corp.	75,612	3,222,371

Hanwha Chemical Corp.	102,933	1,440,267

Hanwha Corp.	41,052	836,907

Hyundai Department Store Co. Ltd.	25,149	1,596,729

Hyundai Mipo Dockyard Co. Ltd.	18,986	708,019

Hyundai Mobis Co. Ltd.	2,780	566,936

Hyundai Steel Co.	39,508	1,075,997

Industrial Bank of Korea	258,546	2,618,394

Kakao Corp.	43,457	5,273,605

Kangwon Land, Inc.	91,439	2,461,916

KCC Corp.	3,592	697,201

Korea Electric Power Corp.*	61,404	1,342,331

Korea Gas Corp.	80,830	2,730,880

Korea Zinc Co. Ltd.	3,638	1,355,638

Korean Air Lines Co. Ltd.	31,767	679,928

KT&G Corp.	47,541	4,080,996

LG Corp.	66,720	3,977,618

LG Uplus Corp.	315,252	3,641,997

NAVER Corp.	19,779	2,788,769

NCSoft Corp.	10,907	4,840,482

POSCO	18,169	3,296,687

Samsung Electronics Co. Ltd.	150,510	6,505,020

Samsung SDS Co. Ltd.	17,261	2,981,255

SK Holdings Co. Ltd.	8,928	1,980,716

SK Hynix, Inc.	76,445	5,375,307

SK Innovation Co. Ltd.	28,528	3,903,644

SK Networks Co. Ltd.	121,891	607,983

SK Telecom Co. Ltd.	19,273	3,939,331

SKC Co. Ltd.	73,641	2,808,764

Woori Financial Group, Inc.	282,073	2,843,811

Yuhan Corp.	19,206	3,702,254

		90,160,111

Spain — 1.9%

Acciona SA	14,698	1,531,214

Amadeus IT Group SA	34,052	2,519,108

Corp. Financiera Alba SA	8,612	429,822

Enagas SA	151,321	3,744,379

Endesa SA	186,857	5,089,026

Ferrovial SA	39,335	1,160,509

Iberdrola SA	71,541	735,370

Naturgy Energy Group SA	170,109	4,634,635

INVESTMENTS	SHARES	VALUE($)

Spain — continued

Repsol SA	261,742	4,313,435

		24,157,498

Sweden — 3.5%

Boliden AB	187,993	5,069,696

Castellum AB	102,966	2,104,177

Hennes & Mauritz AB, Class B	35,277	739,389

Hexagon AB, Class B	90,448	4,630,751

ICA Gruppen AB	84,342	3,732,279

Investor AB, Class B	102,475	5,257,425

Securitas AB, Class B	273,801	4,384,138

Skanska AB, Class B	173,771	3,702,511

Svenska Cellulosa AB SCA, Class B	79,841	814,708

Swedish Match AB	95,350	4,479,385

Tele2 AB, Class B	320,036	4,581,365

Telia Co. AB	946,612	4,164,062

Trelleborg AB, Class B (a)	81,891	1,324,231

		44,984,117

Switzerland — 2.4%

Alcon, Inc.*	9,021	533,485

Baloise Holding AG (Registered)	22,092	4,085,992

Coca-Cola HBC AG*	108,657	3,308,461

EMS-Chemie Holding AG (Registered)	534	334,550

Flughafen Zurich AG (Registered)	3,435	618,960

Kuehne + Nagel International AG (Registered)	6,592	1,064,985

Lonza Group AG (Registered)*	11,995	4,323,389

Novartis AG (Registered)	45,693	3,992,439

Roche Holding AG	11,935	3,591,910

Sonova Holding AG (Registered) (a)	20,712	4,752,955

Swisscom AG (Registered)	9,241	4,726,723

		31,333,849

United Kingdom — 19.9%

3i Group plc	270,901	3,958,644

Admiral Group plc	185,981	4,867,451

Ashmore Group plc	160,670	969,109

Ashtead Group plc	121,755	3,706,930

Associated British Foods plc	84,175	2,429,694

AstraZeneca plc	27,451	2,676,946

Auto Trader Group plc (b)	718,700	5,236,660

AVEVA Group plc	34,410	1,864,496

Babcock International Group plc	454,106	3,261,480

Barratt Developments plc	625,262	5,113,274

Bellway plc	94,826	3,881,175

Berkeley Group Holdings plc	97,865	5,578,251

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	113

JPMorgan Diversified Return International Equity ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued

United Kingdom — continued

BP plc	614,608	3,897,454

British American Tobacco plc	104,778	3,664,702

British Land Co. plc (The), REIT	283,359	2,278,245

BT Group plc	1,485,771	3,943,024

Bunzl plc	100,785	2,621,896

Burberry Group plc	49,445	1,311,131

Centrica plc	4,254,002	4,003,305

CK Hutchison Holdings Ltd.	481,542	4,446,118

Compass Group plc	180,226	4,798,353

ConvaTec Group plc (b)	1,453,556	3,713,435

Croda International plc	65,378	4,079,045

Derwent London plc, REIT	93,089	4,280,691

Diageo plc	114,715	4,695,397

Direct Line Insurance Group plc	1,160,515	4,091,687

Experian plc	157,608	4,968,011

GlaxoSmithKline plc	234,903	5,380,439

Halma plc	201,478	4,888,951

HSBC Holdings plc	518,084	3,914,183

IMI plc	131,107	1,704,937

Inchcape plc	194,217	1,623,761

Informa plc	341,466	3,432,161

InterContinental Hotels Group plc	63,460	3,840,265

International Consolidated Airlines Group SA	301,010	2,072,035

Intertek Group plc	29,493	2,044,921

J Sainsbury plc	46,718	123,115

John Wood Group plc	610,026	2,678,391

Land Securities Group plc, REIT	212,927	2,593,563

Legal & General Group plc	1,502,803	5,137,090

London Stock Exchange Group plc	42,854	3,861,952

Meggitt plc	638,584	5,166,994

Merlin Entertainments plc (b)	66,456	391,523

Micro Focus International plc	240,421	3,299,830

Mondi plc	169,629	3,517,071

National Grid plc	462,933	5,412,744

Next plc	37,540	3,201,652

Pearson plc	475,629	4,200,563

Pennon Group plc	438,155	5,097,860

Persimmon plc	155,946	4,599,828

Phoenix Group Holdings plc	244,374	2,232,146

Reckitt Benckiser Group plc	9,926	768,090

RELX plc	202,403	4,872,925

Rentokil Initial plc	878,705	5,171,351

Rightmove plc	179,845	1,395,990

Rolls-Royce Holdings plc*	58,267	536,158

Sage Group plc (The)	515,748	4,806,823

Segro plc, REIT	503,959	5,512,961

INVESTMENTS	SHARES	VALUE($)

United Kingdom — continued

Severn Trent plc	66,271	1,935,785

Smith & Nephew plc	201,696	4,329,689

Smiths Group plc	236,178	4,936,978

Spirax-Sarco Engineering plc	11,165	1,145,795

SSE plc	119,274	1,984,249

Standard Chartered plc	451,579	4,097,597

Tate & Lyle plc	502,703	4,384,724

Taylor Wimpey plc	2,031,952	4,357,934

Unilever NV (a)	43,314	2,560,149

Unilever plc	76,933	4,606,669

United Utilities Group plc	481,752	5,439,759

Vodafone Group plc	2,261,111	4,614,298

Whitbread plc	67,842	3,570,976

Wm Morrison Supermarkets plc	1,335,989	3,451,333

		255,232,812

United States — 0.4%

Carnival plc	85,567	3,424,115

Ferguson plc	26,107	2,229,364

		5,653,479

Total Common Stocks (Cost $1,265,203,883)		1,272,943,011

Preferred Stocks — 0.0% (c)

United Kingdom — 0.0% (c)

Rolls-Royce Holdings plc* (Cost $3,443)	2,680,282	3,472

Short-Term Investments — 1.2%

Investment Companies — 0.2%

JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 1.64% (d) (e) (Cost $2,710,919)	2,710,919	2,710,919

Investment of Cash Collateral From Securities Loaned — 1.0%

JPMorgan Securities Lending Money Market Fund Class Agency SL Shares, 1.98% (d) (e)	4,000,200	4,000,600

JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.70% (d) (e)	9,041,799	9,041,799

Total Investment of Cash Collateral From Securities Loaned (Cost $13,042,399)		13,042,399

Total Short-Term Investments (Cost $15,753,318)		15,753,318

Total Investments — 100.5% (Cost $1,280,960,644)		1,288,699,801

Liabilities in Excess of Other Assets — (0.5)%		(5,832,498)

NET ASSETS — 100.0%		1,282,867,303

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

114	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2019

Summary of Investments by Industry, October 31, 2019

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE

Oil, Gas & Consumable Fuels	6.4%

Diversified Telecommunication Services	4.8

Electric Utilities	4.5

Chemicals	4.4

Pharmaceuticals	3.8

Equity Real Estate Investment Trusts (REITs)	3.7

Insurance	3.7

Metals & Mining	3.6

Food Products	3.2

Household Durables	2.8

Hotels, Restaurants & Leisure	2.6

Health Care Equipment & Supplies	2.5

Gas Utilities	2.4

Construction & Engineering	2.3

Industrial Conglomerates	2.1

Beverages	2.0

Wireless Telecommunication Services	2.0

Banks	2.0

Food & Staples Retailing	1.9

IT Services	1.9

Software	1.8

Health Care Providers & Services	1.8

Trading Companies & Distributors	1.8

Road & Rail	1.7

Semiconductors & Semiconductor Equipment	1.7

Media	1.5

Commercial Services & Supplies	1.5

Capital Markets	1.4

INDUSTRY	PERCENTAGE

Airlines	1.3%

Electronic Equipment, Instruments & Components	1.3

Auto Components	1.3

Professional Services	1.3

Technology Hardware, Storage & Peripherals	1.2

Machinery	1.1

Interactive Media & Services	1.1

Multi-Utilities	1.1

Entertainment	1.1

Paper & Forest Products	1.0

Water Utilities	1.0

Diversified Financial Services	1.0

Others (each less than 1.0%)	9.2

Short-Term Investments	1.2

Abbreviations

OYJ	Public Limited Company
REIT	Real Estate Investment Trust
SCA	Limited partnership with share capital
SGPS	Holding company

(a)	The security or a portion of this security is on loan at October 31, 2019. The total value of securities on loan at October 31, 2019 is $12,277,449.
(b)

   Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

(c)	Amount rounds to less than 0.1% of net assets.
(d)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(e)	The rate shown is the current yield as of October 31, 2019.
*	Non-income producing security.

Futures contracts outstanding as of October 31, 2019:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)($)

Long Contracts

MSCI EAFE E-Mini Index	86	12/2019	USD	8,420,260	266,142

Abbreviations

EAFE	Europe, Australasia, and Far East
MSCI	Morgan Stanley Capital International
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	115

JPMorgan Diversified Return U.S. Equity ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019

INVESTMENTS	SHARES	VALUE($)
Common Stocks — 99.8%

Aerospace & Defense — 1.0%

Boeing Co. (The)	7,067	2,402,144

Curtiss-Wright Corp.	9,959	1,346,955

FLIR Systems, Inc. (a)	2,979	153,597

Northrop Grumman Corp.	125	44,060

Raytheon Co.	11,042	2,343,223

United Technologies Corp.	11,879	1,705,587

		7,995,566

Automobiles & Parts — 1.6%

Delphi Technologies plc (a)	49	599

Ford Motor Co.	210,599	1,809,045

General Motors Co.	33,573	1,247,573

Gentex Corp.	118,361	3,320,026

Genuine Parts Co.	30,351	3,113,406

Harley-Davidson, Inc. (a)	53,917	2,097,911

Lear Corp.	11,164	1,314,784

		12,903,344

Banks — 2.4%

Bank of America Corp.	26,116	816,647

Bank of Hawaii Corp.	8,733	762,478

BB&T Corp.	43,994	2,333,882

Citizens Financial Group, Inc.	13,852	487,036

Fifth Third Bancorp	75,558	2,197,227

Huntington Bancshares, Inc.	198,760	2,808,479

KeyCorp	30,211	542,892

M&T Bank Corp.	4,195	656,643

People’s United Financial, Inc.	51,130	826,772

Popular, Inc. (Puerto Rico)	15,222	828,990

Regions Financial Corp.	34,114	549,235

SunTrust Banks, Inc.	43,770	2,991,242

TCF Financial Corp.	14,119	558,962

Umpqua Holdings Corp.	39,656	627,358

US Bancorp	17,730	1,010,965

Wells Fargo & Co.	16,448	849,210

Zions Bancorp NA	11,746	569,329

		19,417,347

Beverages — 2.0%

Brown-Forman Corp., Class B (a)	42,429	2,779,948

Coca-Cola Co. (The)	57,211	3,113,995

Constellation Brands, Inc., Class A	13,771	2,621,035

Keurig Dr Pepper, Inc. (a)	59,927	1,687,544

Molson Coors Brewing Co., Class B	34,657	1,827,117

Monster Beverage Corp.*	8,526	478,564

PepsiCo, Inc.	23,024	3,158,202

		15,666,405

INVESTMENTS	SHARES	VALUE($)

Chemicals — 6.0%

Air Products & Chemicals, Inc.	13,939	2,972,631

Ashland Global Holdings, Inc.	35,396	2,738,588

Avery Dennison Corp.	21,684	2,772,516

Cabot Corp.	15,780	687,850

Celanese Corp.	27,757	3,362,761

CF Industries Holdings, Inc.	65,319	2,962,217

Eastman Chemical Co.	34,744	2,641,934

Ecolab, Inc.	15,265	2,931,949

Huntsman Corp.	119,744	2,649,935

International Flavors & Fragrances, Inc. (a)	16,700	2,037,567

Linde plc (United Kingdom)	16,613	3,295,189

LyondellBasell Industries NV, Class A	30,370	2,724,189

NewMarket Corp.	3,849	1,868,651

Olin Corp. (a)	120,409	2,208,301

PPG Industries, Inc.	28,403	3,553,783

RPM International, Inc.	44,787	3,243,922

Scotts Miracle-Gro Co. (The)	29,619	2,973,451

Westlake Chemical Corp.	8,003	505,710

WR Grace & Co. (a)	23,821	1,582,905

		47,714,049

Construction & Materials — 0.3%

Sherwin-Williams Co. (The)	3,595	2,057,490

Electricity — 8.2%

AES Corp.	205,320	3,500,706

American Electric Power Co., Inc.	34,536	3,259,853

Avangrid, Inc. (a)	36,020	1,802,801

CMS Energy Corp.	49,930	3,191,525

Consolidated Edison, Inc.	35,406	3,265,141

Dominion Energy, Inc.	39,908	3,294,405

DTE Energy Co.	24,281	3,091,457

Entergy Corp. (a)	27,894	3,388,563

Evergy, Inc.	48,438	3,095,672

Eversource Energy	39,274	3,288,805

Exelon Corp.	66,616	3,030,362

FirstEnergy Corp.	68,425	3,306,296

Hawaiian Electric Industries, Inc.	19,243	868,821

IDACORP, Inc.	16,829	1,811,137

NextEra Energy, Inc.	14,366	3,423,992

NRG Energy, Inc.	74,530	2,990,144

Pinnacle West Capital Corp.	33,031	3,108,878

PPL Corp.	100,820	3,376,462

Public Service Enterprise Group, Inc.	52,054	3,295,539

Southern Co. (The)	54,021	3,384,956

Vistra Energy Corp.	126,119	3,408,996

Xcel Energy, Inc.	49,027	3,113,705

		66,298,216

SEE NOTES TO FINANCIAL STATEMENTS.

116	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2019

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued

Electronic & Electrical Equipment — 1.4%

Agilent Technologies, Inc.	19,979	1,513,409

AMETEK, Inc.	14,729	1,349,913

Amphenol Corp., Class A	17,748	1,780,657

Emerson Electric Co.	11,517	807,917

Hubbell, Inc.	7,030	996,151

Roper Technologies, Inc.	5,629	1,896,748

Waters Corp.*	12,827	2,714,450

		11,059,245

Financial Services — 2.9%

Ally Financial, Inc.	89,627	2,745,275

American Express Co.	10,735	1,259,001

Ameriprise Financial, Inc.	4,588	692,283

Capital One Financial Corp.	9,435	879,814

CME Group, Inc.	14,143	2,909,922

Discover Financial Services	14,783	1,186,483

Fidelity National Financial, Inc.	18,613	853,220

Intercontinental Exchange, Inc.	14,412	1,359,340

Mastercard, Inc., Class A	7,364	2,038,429

Moody’s Corp.	3,398	749,905

Morgan Stanley	10,401	478,966

Nasdaq, Inc.	5,983	596,924

Raymond James Financial, Inc.	7,097	592,529

S&P Global, Inc.	5,900	1,522,141

Santander Consumer USA Holdings, Inc.	91,562	2,296,375

Synchrony Financial	16,380	579,361

Visa, Inc., Class A	9,417	1,684,325

Western Union Co. (The) (a)	43,327	1,085,775

		23,510,068

Fixed Line Telecommunications — 1.2%

AT&T, Inc.	89,251	3,435,271

CenturyLink, Inc.	206,155	2,667,646

Verizon Communications, Inc.	54,122	3,272,757

		9,375,674

Food & Drug Retailers — 0.9%

AmerisourceBergen Corp.	16,210	1,384,010

Kroger Co. (The)	27,029	665,995

McKesson Corp.	7,294	970,102

Sysco Corp.	36,818	2,940,654

Walgreens Boots Alliance, Inc.	26,535	1,453,587

		7,414,348

Food Producers — 3.0%

Flowers Foods, Inc.	85,875	1,865,205

General Mills, Inc.	58,513	2,975,971

INVESTMENTS	SHARES	VALUE($)

Food Producers — continued

Hershey Co. (The)	19,867	2,917,866

Hormel Foods Corp. (a)	71,569	2,926,457

JM Smucker Co. (The)	8,799	929,878

Kellogg Co.	36,132	2,295,466

Lamb Weston Holdings, Inc.	4,505	351,570

McCormick & Co., Inc. (Non-Voting)	19,230	3,090,069

Mondelez International, Inc., Class A	57,016	2,990,489

TreeHouse Foods, Inc.* (a)	18,462	997,317

Tyson Foods, Inc., Class A	33,863	2,803,518

		24,143,806

Forestry & Paper — 0.7%

Domtar Corp.	64,051	2,330,816

International Paper Co.	80,495	3,516,022

		5,846,838

Gas, Water & Multiutilities — 2.6%

Ameren Corp.	40,651	3,158,583

American Water Works Co., Inc.	24,732	3,048,714

Atmos Energy Corp.	2,007	225,747

CenterPoint Energy, Inc.	2,227	64,739

Duke Energy Corp.	33,941	3,199,279

National Fuel Gas Co. (a)	42,022	1,904,017

Sempra Energy	22,225	3,211,735

UGI Corp.	52,400	2,497,908

WEC Energy Group, Inc.	32,878	3,103,683

		20,414,405

General Industrials — 1.3%

3M Co.	5,277	870,652

Ball Corp.	1,603	112,162

Danaher Corp.	15,573	2,146,271

Eaton Corp. plc	15,496	1,349,857

Honeywell International, Inc.	10,977	1,896,057

ITT, Inc.	34,859	2,072,368

Parker-Hannifin Corp.	5,889	1,080,573

Sonoco Products Co.	13,850	799,145

		10,327,085

General Retailers — 5.7%

AutoZone, Inc.*	2,167	2,479,871

Best Buy Co., Inc.	13,769	989,027

Burlington Stores, Inc.*	2,391	459,478

Costco Wholesale Corp.	9,925	2,948,817

Dick’s Sporting Goods, Inc.	64,404	2,507,248

Dollar General Corp.	20,165	3,233,256

Dollar Tree, Inc.*	10,357	1,143,413

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	117

JPMorgan Diversified Return U.S. Equity ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued

General Retailers — continued

eBay, Inc.	49,076	1,729,929

Foot Locker, Inc. (a)	46,117	2,006,551

Gap, Inc. (The)	19,502	317,102

H&R Block, Inc. (a)	98,346	2,457,666

Home Depot, Inc. (The)	13,810	3,239,550

KAR Auction Services, Inc. (a)	53,754	1,336,324

Kohl’s Corp.	46,088	2,362,471

Lowe’s Cos., Inc.	22,634	2,526,181

Macy’s, Inc.	72,979	1,106,361

Nordstrom, Inc. (a)	13,149	472,049

Ross Stores, Inc.	16,907	1,854,191

Target Corp.	29,404	3,143,582

TJX Cos., Inc. (The)	57,252	3,300,578

Tractor Supply Co.	29,794	2,831,026

Walmart, Inc.	26,417	3,097,657

Williams-Sonoma, Inc.	14,985	1,000,848

		46,543,176

Health Care Equipment & Services — 6.8%

Anthem, Inc.	10,336	2,781,211

Baxter International, Inc.	35,796	2,745,553

Becton Dickinson and Co.	8,344	2,136,064

Centene Corp.*	4,173	221,503

Cigna Corp.	17,794	3,175,517

Edwards Lifesciences Corp.*	10,974	2,615,982

HCA Healthcare, Inc.	19,549	2,610,573

Hill-Rom Holdings, Inc.	29,070	3,043,338

Humana, Inc.	8,469	2,491,580

IDEXX Laboratories, Inc.*	10,073	2,870,906

Intuitive Surgical, Inc.*	4,836	2,674,066

Laboratory Corp. of America Holdings*	16,991	2,799,607

Medtronic plc	29,181	3,177,811

Quest Diagnostics, Inc.	28,774	2,913,367

STERIS plc	11,696	1,655,803

Stryker Corp.	14,270	3,086,173

Thermo Fisher Scientific, Inc.	10,966	3,311,513

UnitedHealth Group, Inc.	10,877	2,748,618

Universal Health Services, Inc., Class B	21,774	2,993,054

Varian Medical Systems, Inc.*	23,135	2,794,939

Zimmer Biomet Holdings, Inc.	18,960	2,620,841

		55,468,019

Household Goods & Home Construction — 3.1%

Church & Dwight Co., Inc.	39,482	2,761,371

Clorox Co. (The)	18,446	2,724,290

DR Horton, Inc.	40,751	2,134,130

INVESTMENTS	SHARES	VALUE($)

Household Goods & Home Construction — continued

Fortune Brands Home & Security, Inc.	15,020	901,951

Leggett & Platt, Inc. (a)	55,244	2,834,017

Lennar Corp., Class A	37,859	2,256,396

NVR, Inc.*	875	3,182,016

Procter & Gamble Co. (The)	26,184	3,260,170

PulteGroup, Inc.	93,094	3,653,009

Toll Brothers, Inc.	13,853	550,934

		24,258,284

Industrial Engineering — 1.5%

Caterpillar, Inc.	7,069	974,108

Crane Co.	2,297	175,766

Cummins, Inc.	21,080	3,635,878

Dover Corp.	12,813	1,331,143

IDEX Corp.	7,107	1,105,352

Illinois Tool Works, Inc.	10,737	1,810,043

Ingersoll-Rand plc	12,400	1,573,436

PACCAR, Inc.	11,484	873,473

Rockwell Automation, Inc.	7,493	1,288,721

		12,767,920

Industrial Metals & Mining — 1.7%

Freeport-McMoRan, Inc.	141,170	1,386,289

Nucor Corp.	64,254	3,460,078

Reliance Steel & Aluminum Co.	32,373	3,756,563

Southern Copper Corp. (Peru)	82,364	2,930,511

Steel Dynamics, Inc.	64,731	1,965,233

		13,498,674

Industrial Transportation — 0.7%

CH Robinson Worldwide, Inc. (a)	13,138	993,758

CSX Corp.	12,080	848,862

Kansas City Southern	4,537	638,719

Norfolk Southern Corp.	7,832	1,425,424

Union Pacific Corp.	10,479	1,733,855

		5,640,618

Leisure Goods — 1.3%

Activision Blizzard, Inc.	24,163	1,353,853

Electronic Arts, Inc.*	14,771	1,423,924

Garmin Ltd.	38,581	3,616,969

Hasbro, Inc.	28,482	2,771,583

Take-Two Interactive Software, Inc.* (a)	11,641	1,400,994

		10,567,323

Life Insurance — 1.0%

Aflac, Inc.	51,136	2,718,390

Assurant, Inc.	10,939	1,379,080

SEE NOTES TO FINANCIAL STATEMENTS.

118	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2019

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued

Life Insurance — continued

Globe Life, Inc.	20,532	1,998,380

Lincoln National Corp.	6,737	380,506

MetLife, Inc.	10,799	505,285

Principal Financial Group, Inc.	13,447	717,801

Prudential Financial, Inc.	5,840	532,258

		8,231,700

Media — 2.1%

Cable One, Inc.	98	129,886

Comcast Corp., Class A	50,616	2,268,609

DISH Network Corp., Class A*	4,228	145,359

FactSet Research Systems, Inc.	10,789	2,735,227

Fox Corp., Class A	20,264	649,259

Graham Holdings Co., Class B	98	61,707

Interpublic Group of Cos., Inc. (The) (a)	61,705	1,342,084

John Wiley & Sons, Inc., Class A	7,941	365,842

Liberty Media Corp.-Liberty SiriusXM, Class A*	10,496	471,375

Nexstar Media Group, Inc., Class A	12,567	1,222,643

Nielsen Holdings plc	4,218	85,035

Omnicom Group, Inc.	26,057	2,011,340

Sinclair Broadcast Group, Inc., Class A	63,739	2,539,362

Viacom, Inc., Class B	40,085	864,233

Walt Disney Co. (The)	22,725	2,952,432

		17,844,393

Mining — 0.7%

Newmont Goldcorp Corp.	78,953	3,136,803

Royal Gold, Inc. (a)	23,614	2,726,000

		5,862,803

Mobile Telecommunications — 1.1%

Sprint Corp.*	345,513	2,145,636

Telephone & Data Systems, Inc.	88,198	2,301,086

T-Mobile US, Inc.*	40,332	3,333,843

United States Cellular Corp.* (a)	25,580	952,087

		8,732,652

Nonlife Insurance — 2.1%

Allstate Corp. (The)	10,248	1,090,592

American Financial Group, Inc.	5,302	551,620

Aon plc	11,065	2,137,315

Chubb Ltd.	8,371	1,275,908

Cincinnati Financial Corp.	20,731	2,346,956

Hanover Insurance Group, Inc. (The)	5,762	758,913

Marsh & McLennan Cos., Inc.	16,068	1,664,966

Mercury General Corp.	636	30,566

Old Republic International Corp.	36,269	810,249

INVESTMENTS	SHARES	VALUE($)

Nonlife Insurance — continued

Progressive Corp. (The)	37,081	2,584,546

Reinsurance Group of America, Inc.	4,090	664,502

Travelers Cos., Inc. (The)	7,929	1,039,175

WR Berkley Corp.	22,753	1,590,435

		16,545,743

Oil & Gas Producers — 4.8%

Cabot Oil & Gas Corp.	137,035	2,554,332

Chesapeake Energy Corp.* (a)	37,783	50,629

Chevron Corp.	26,747	3,106,397

ConocoPhillips	60,308	3,329,002

Devon Energy Corp. (a)	71,470	1,449,412

Diamondback Energy, Inc.	5,218	447,496

EOG Resources, Inc.	26,378	1,828,259

EQT Corp.	84,327	905,672

Exxon Mobil Corp.	34,827	2,353,260

Hess Corp.	32,508	2,137,401

HollyFrontier Corp.	53,264	2,926,324

Marathon Oil Corp.	171,987	1,983,010

Marathon Petroleum Corp.	46,905	2,999,575

Murphy Oil Corp. (a)	90,141	1,859,609

Noble Energy, Inc. (a)	103,899	2,001,095

Occidental Petroleum Corp.	44,395	1,797,998

PBF Energy, Inc., Class A	16,811	542,659

Phillips 66	29,138	3,403,901

Valero Energy Corp.	31,394	3,044,590

		38,720,621

Oil Equipment, Services & Distribution — 2.0%

Apergy Corp.*	6,338	159,527

Helmerich & Payne, Inc.	62,412	2,340,450

Kinder Morgan, Inc.	155,327	3,103,433

OGE Energy Corp.	55,197	2,376,783

ONEOK, Inc.	37,361	2,608,919

Patterson-UTI Energy, Inc.	134,034	1,115,163

Schlumberger Ltd.	26,679	872,137

Targa Resources Corp.	20,833	809,987

Williams Cos., Inc. (The)	99,408	2,217,792

		15,604,191

Personal Goods — 3.0%

Carter’s, Inc.	16,912	1,695,259

Colgate-Palmolive Co.	15,637	1,072,698

Columbia Sportswear Co.	8,134	735,720

Estee Lauder Cos., Inc. (The), Class A	15,904	2,962,438

Hanesbrands, Inc.	51,985	790,692

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	119

JPMorgan Diversified Return U.S. Equity ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued

Personal Goods — continued

Kimberly-Clark Corp.	22,316	2,965,350

Lululemon Athletica, Inc.*	17,038	3,480,352

NIKE, Inc., Class B	36,180	3,239,919

Nu Skin Enterprises, Inc., Class A	7,166	319,460

PVH Corp.	10,762	938,016

Ralph Lauren Corp.	20,861	2,003,908

Tapestry, Inc.	58,617	1,515,836

VF Corp.	26,295	2,163,815

		23,883,463

Pharmaceuticals & Biotechnology — 4.0%

Abbott Laboratories	36,917	3,086,630

AbbVie, Inc.	17,211	1,369,135

Amgen, Inc.	13,584	2,896,788

Biogen, Inc.*	4,989	1,490,264

Bristol-Myers Squibb Co.	43,065	2,470,639

Eli Lilly & Co.	24,611	2,804,423

Gilead Sciences, Inc.	28,499	1,815,671

Illumina, Inc.*	5,458	1,612,948

IQVIA Holdings, Inc.*	20,299	2,931,581

Johnson & Johnson	20,814	2,748,281

Merck & Co., Inc.	28,712	2,488,182

Pfizer, Inc.	66,206	2,540,324

Vertex Pharmaceuticals, Inc.*	759	148,370

Zoetis, Inc.	24,900	3,185,208

		31,588,444

Real Estate Investment & Services — 0.1%

CBRE Group, Inc., Class A*	8,280	443,394

Real Estate Investment Trusts — 4.8%

Alexandria Real Estate Equities, Inc.	7,449	1,182,529

American Tower Corp.	7,412	1,616,409

Apartment Investment & Management Co., Class A	25,992	1,426,441

AvalonBay Communities, Inc.	6,373	1,387,147

Boston Properties, Inc.	885	121,422

Camden Property Trust	1,546	176,816

Chimera Investment Corp. (a)	127,936	2,591,983

Crown Castle International Corp.	7,755	1,076,316

Digital Realty Trust, Inc.	5,993	761,351

Duke Realty Corp.	3,911	137,433

EPR Properties	24,903	1,937,204

Equity Residential	16,151	1,431,948

Federal Realty Investment Trust	1,057	143,763

HCP, Inc.	90,676	3,411,231

Iron Mountain, Inc.	6,729	220,711

INVESTMENTS	SHARES	VALUE($)

Real Estate Investment Trusts — continued

Liberty Property Trust	1,202	71,002

Medical Properties Trust, Inc.	168,752	3,498,229

MFA Financial, Inc.	60,807	461,525

New Residential Investment Corp.	187,746	2,973,897

Park Hotels & Resorts, Inc.	51,943	1,207,675

Prologis, Inc.	12,742	1,118,238

Starwood Property Trust, Inc.	113,151	2,783,515

STORE Capital Corp.	54,068	2,189,754

VEREIT, Inc.	279,723	2,752,474

Vornado Realty Trust	2,958	194,134

Weingarten Realty Investors	9,681	307,178

WP Carey, Inc.	35,057	3,227,347

		38,407,672

Software & Computer Services — 4.2%

Adobe, Inc.*	8,252	2,293,478

Alphabet, Inc., Class A*	1,615	2,032,962

Cadence Design Systems, Inc.*	35,996	2,352,339

Citrix Systems, Inc.	24,999	2,721,391

Cognizant Technology Solutions Corp., Class A	27,104	1,651,718

DXC Technology Co.	15,986	442,333

Facebook, Inc., Class A*	9,163	1,756,089

Hewlett Packard Enterprise Co.	19,873	326,116

IAC/InterActiveCorp* (a)	12,373	2,811,764

International Business Machines Corp.	11,579	1,548,460

Intuit, Inc.	10,922	2,812,415

Leidos Holdings, Inc.	36,049	3,108,505

Microsoft Corp.	22,834	3,273,711

Oracle Corp.	31,479	1,715,291

VeriSign, Inc.*	15,393	2,924,978

VMware, Inc., Class A	12,097	1,914,592

		33,686,142

Support Services — 4.7%

Accenture plc, Class A	14,825	2,748,851

Automatic Data Processing, Inc.	8,467	1,373,601

Booz Allen Hamilton Holding Corp.	24,980	1,757,843

Broadridge Financial Solutions, Inc.	19,957	2,499,016

Cintas Corp.	11,933	3,206,039

Fastenal Co.	36,259	1,303,149

Fidelity National Information Services, Inc.	23,116	3,045,764

Fiserv, Inc.*	18,644	1,978,874

Global Payments, Inc.	25,469	4,308,845

Paychex, Inc.	20,552	1,718,969

PayPal Holdings, Inc.*	10,845	1,128,964

SEE NOTES TO FINANCIAL STATEMENTS.

120	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2019

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued

Support Services — continued

Republic Services, Inc.	34,503	3,019,358

Robert Half International, Inc.	35,909	2,056,508

Verisk Analytics, Inc.	2,624	379,693

Waste Management, Inc.	26,381	2,960,212

WW Grainger, Inc.	7,468	2,306,417

Xerox Holdings Corp.	60,812	2,063,351

		37,855,454

Technology Hardware & Equipment — 5.0%

Analog Devices, Inc.	20,328	2,167,575

Apple, Inc.	9,996	2,486,605

Applied Materials, Inc.	23,815	1,292,202

Broadcom, Inc.	5,752	1,684,473

Cisco Systems, Inc.	50,787	2,412,891

Cypress Semiconductor Corp.	28,082	653,468

F5 Networks, Inc.*	9,627	1,387,058

HP, Inc.	85,194	1,479,820

Intel Corp.	32,417	1,832,533

Juniper Networks, Inc.	50,112	1,243,780

KLA Corp.	13,540	2,288,802

L3Harris Technologies, Inc.	14,892	3,072,368

Lam Research Corp.	11,676	3,164,663

Maxim Integrated Products, Inc.	28,242	1,656,676

Micron Technology, Inc.*	26,259	1,248,615

Motorola Solutions, Inc.	16,354	2,719,997

NetApp, Inc.	16,809	939,287

ON Semiconductor Corp.*	51,295	1,046,418

Skyworks Solutions, Inc.	10,323	940,012

Teradyne, Inc.	24,936	1,526,582

Texas Instruments, Inc.	15,746	1,857,871

Western Digital Corp.	9,968	514,847

Xilinx, Inc.	20,688	1,877,229

		39,493,772

Tobacco — 0.5%

Altria Group, Inc.	39,155	1,753,753

Philip Morris International, Inc.	28,594	2,328,695

		4,082,448

Travel & Leisure — 3.4%

Alaska Air Group, Inc.	3,388	235,229

Booking Holdings, Inc.*	700	1,434,139

Carnival Corp.	37,940	1,627,246

Darden Restaurants, Inc.	25,790	2,895,443

Delta Air Lines, Inc.	17,433	960,209

Dunkin’ Brands Group, Inc.	18,792	1,477,427

Hilton Worldwide Holdings, Inc.	25,433	2,465,984

INVESTMENTS	SHARES	VALUE($)

Travel & Leisure — continued

Las Vegas Sands Corp.	28,440	1,758,730

Marriott International, Inc., Class A	16,045	2,030,495

McDonald’s Corp.	14,447	2,841,725

Royal Caribbean Cruises Ltd.	9,861	1,073,173

Southwest Airlines Co.	5,659	317,640

Starbucks Corp.	32,628	2,759,024

United Airlines Holdings, Inc.*	3,293	299,136

Wyndham Destinations, Inc.	32,491	1,507,907

Yum China Holdings, Inc. (China)	18,083	768,527

Yum! Brands, Inc.	26,964	2,742,508

		27,194,542

Total Common Stocks (cost $719,012,710)		801,065,334

Short-Term Investments — 3.1%

Investment Companies — 0.1%

JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 1.64% (b) (c) (Cost $894,552)	894,552	894,552

Investment of Cash Collateral From Securities Loaned — 3.0%

JPMorgan Securities Lending Money Market Fund Class Agency SL Shares, 1.98% (b) (c)	17,002,300	17,004,001

JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.70% (b) (c)	6,625,093	6,625,093

Total Investment of Cash Collateral From Securities Loaned (Cost $23,628,694)		23,629,094

Total Short-Term Investments (Cost $24,523,246)		24,523,646

Total Investments — 102.9% (Cost $743,535,956)		825,588,980

Liabilities in Excess of Other Assets — (2.9%)		(22,962,983)

NET ASSETS — 100.0%		802,625,997

Percentages indicated are based on net assets.

(a)	The security or a portion of this security is on loan at October 31, 2019. The total value of securities on loan at October 31, 2019 is $23,110,059.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	Therate shown is the current yield as of October 31, 2019.
*	Non-incomeproducing security.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	121

JPMorgan Diversified Return U.S. Equity ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

Futures contracts outstanding as of October 31, 2019:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)($)

Long Contracts

S&P 500 E-Mini Index	11	12/2019	USD	1,669,250	44,378

Abbreviations

USD	UnitedStates Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

122	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2019

JPMorgan Diversified Return U.S. Mid Cap Equity ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019

INVESTMENTS	SHARES	VALUE($)
Common Stocks — 99.8%

Aerospace & Defense — 0.9%

Hexcel Corp.	5,940	443,243

Huntington Ingalls Industries, Inc.	987	222,726

L3Harris Technologies, Inc.	3,692	761,697

Spirit AeroSystems Holdings, Inc., Class A	2,790	228,278

		1,655,944

Air Freight & Logistics — 0.3%

CH Robinson Worldwide, Inc.	3,878	293,332

Expeditors International of Washington, Inc.	4,343	316,778

		610,110

Airlines — 0.3%

Alaska Air Group, Inc.	1,040	72,207

Copa Holdings SA, Class A (Panama) (a)	4,056	412,658

United Airlines Holdings, Inc.*	1,011	91,839

		576,704

Auto Components — 1.0%

Aptiv plc	4,706	421,422

BorgWarner, Inc.	6,713	279,798

Gentex Corp.	29,210	819,341

Lear Corp.	3,839	452,119

		1,972,680

Automobiles — 0.5%

Harley-Davidson, Inc. (a)	16,892	657,268

Thor Industries, Inc.	3,184	201,420

		858,688

Banks — 2.7%

Associated Banc-Corp.	2,960	59,526

Bank of Hawaii Corp.	2,064	180,208

BankUnited, Inc.	3,367	115,488

CIT Group, Inc.	4,196	179,966

Citizens Financial Group, Inc.	4,211	148,059

Comerica, Inc.	2,260	147,849

Commerce Bancshares, Inc. (a)	707	45,503

Cullen/Frost Bankers, Inc. (a)	1,537	138,453

Fifth Third Bancorp	7,514	218,507

First Horizon National Corp.	7,887	125,955

First Republic Bank	2,235	237,715

FNB Corp.	9,674	116,668

Huntington Bancshares, Inc.	51,788	731,764

KeyCorp	9,123	163,940

M&T Bank Corp.	1,299	203,332

PacWest Bancorp	2,723	100,724

People’s United Financial, Inc.	13,040	210,857

Popular, Inc. (Puerto Rico)	7,429	404,583

INVESTMENTS	SHARES	VALUE($)

Banks — continued

Prosperity Bancshares, Inc.	1,657	114,366

Regions Financial Corp.	11,499	185,134

SunTrust Banks, Inc.	11,484	784,817

TCF Financial Corp.	8,154	322,812

Zions Bancorp NA	3,274	158,691

		5,094,917

Beverages — 0.7%

Brown-Forman Corp., Class B (a)	10,871	712,268

Molson Coors Brewing Co., Class B	11,099	585,139

		1,297,407

Biotechnology — 0.1%

Ionis Pharmaceuticals, Inc.*	4,947	275,647

Building Products — 0.5%

AO Smith Corp.	5,716	283,971

Armstrong World Industries, Inc.	1,411	131,971

Fortune Brands Home & Security, Inc.	4,160	249,808

Lennox International, Inc.	1,318	326,020

		991,770

Capital Markets — 1.3%

Ameriprise Financial, Inc.	1,707	257,569

FactSet Research Systems, Inc.	2,662	674,870

Invesco Ltd.	2,909	48,929

LPL Financial Holdings, Inc.	3,026	244,622

Morningstar, Inc.	794	128,501

MSCI, Inc.	1,861	436,516

Nasdaq, Inc.	2,214	220,891

Raymond James Financial, Inc.	2,432	203,048

T. Rowe Price Group, Inc.	2,060	238,548

		2,453,494

Chemicals — 5.3%

Ashland Global Holdings, Inc.	7,828	605,652

Axalta Coating Systems Ltd.*	13,794	406,785

Cabot Corp.	14,224	620,024

Celanese Corp.	6,827	827,091

CF Industries Holdings, Inc.	16,185	733,990

Eastman Chemical Co.	9,904	753,100

Element Solutions, Inc.* (a)	23,299	253,027

FMC Corp.	7,561	691,831

Huntsman Corp.	31,135	689,018

International Flavors & Fragrances, Inc. (a)	5,261	641,895

NewMarket Corp.	991	481,121

Olin Corp.	45,577	835,882

RPM International, Inc.	11,368	823,384

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	123

JPMorgan Diversified Return U.S. Mid Cap Equity ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued

Chemicals — continued

Scotts Miracle-Gro Co. (The)	5,149	516,908

Valvoline, Inc.	17,493	373,301

Westlake Chemical Corp. (a)	2,702	170,739

WR Grace & Co.	8,468	562,699

		9,986,447

Commercial Services & Supplies — 1.2%

Cintas Corp.	1,518	407,841

Copart, Inc.*	8,982	742,272

IAA, Inc.*	12,344	470,924

KAR Auction Services, Inc.	12,299	305,753

Republic Services, Inc.	4,504	394,145

		2,320,935

Communications Equipment — 0.9%

F5 Networks, Inc.*	3,404	490,448

Juniper Networks, Inc.	19,325	479,647

Motorola Solutions, Inc.	4,323	719,001

		1,689,096

Construction & Engineering — 0.0% (b)

Jacobs Engineering Group, Inc.	908	84,971

Construction Materials — 0.1%

Eagle Materials, Inc.	1,655	151,168

Consumer Finance — 0.5%

Ally Financial, Inc.	7,150	219,004

Credit Acceptance Corp.*	283	123,900

Discover Financial Services	3,824	306,914

Navient Corp.	6,832	94,077

Santander Consumer USA Holdings, Inc.	5,501	137,965

Synchrony Financial	4,283	151,490

		1,033,350

Containers & Packaging — 1.6%

AptarGroup, Inc.	3,155	372,763

Avery Dennison Corp.	6,419	820,733

International Paper Co.	19,852	867,135

Packaging Corp. of America	2,786	304,956

Silgan Holdings, Inc.	2,247	69,140

Sonoco Products Co.	6,577	379,493

Westrock Co.	3,134	117,118

		2,931,338

Distributors — 0.8%

Genuine Parts Co.	6,958	713,752

Pool Corp.	3,853	799,112

		1,512,864

INVESTMENTS	SHARES	VALUE($)

Diversified Consumer Services — 1.5%

frontdoor, Inc.*	5,250	253,208

Graham Holdings Co., Class B	558	351,350

Grand Canyon Education, Inc.*	2,757	253,534

H&R Block, Inc.	28,786	719,362

Service Corp. International (a)	16,087	731,637

ServiceMaster Global Holdings, Inc.*	10,490	423,586

		2,732,677

Diversified Financial Services — 0.1%

Jefferies Financial Group, Inc.	10,864	202,831

Diversified Telecommunication Services — 0.6%

CenturyLink, Inc.	43,897	568,027

Zayo Group Holdings, Inc.*	17,206	587,413

		1,155,440

Electric Utilities — 4.2%

Alliant Energy Corp.	2,963	158,047

Edison International	9,968	626,987

Entergy Corp.	6,921	840,763

Evergy, Inc.	12,010	767,559

Eversource Energy	9,702	812,446

FirstEnergy Corp.	13,541	654,301

Hawaiian Electric Industries, Inc.	13,292	600,134

IDACORP, Inc.	2,811	302,520

OGE Energy Corp.	18,066	777,922

Pinnacle West Capital Corp.	8,186	770,466

PPL Corp.	24,472	819,567

Xcel Energy, Inc.	12,177	773,361

		7,904,073

Electrical Equipment — 0.7%

AMETEK, Inc.	5,514	505,358

nVent Electric plc	3,240	74,714

Regal Beloit Corp.	1,333	98,709

Rockwell Automation, Inc.	2,204	379,066

Sensata Technologies Holding plc*	4,244	217,250

		1,275,097

Electronic Equipment, Instruments & Components — 1.5%

Amphenol Corp., Class A	5,425	544,290

CDW Corp.	6,670	853,160

Dolby Laboratories, Inc., Class A	4,434	285,239

FLIR Systems, Inc.	5,992	308,947

Keysight Technologies, Inc.*	6,313	637,045

National Instruments Corp.	6,543	270,815

		2,899,496

SEE NOTES TO FINANCIAL STATEMENTS.

124	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2019

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued

Energy Equipment & Services — 0.9%

Apergy Corp.*	11,317	284,849

Baker Hughes Co.	16,905	361,767

Helmerich & Payne, Inc.	14,950	560,625

Patterson-UTI Energy, Inc.	65,522	545,143

		1,752,384

Entertainment — 0.6%

Cinemark Holdings, Inc.	10,988	402,161

Take-Two Interactive Software, Inc.*	3,646	438,796

Viacom, Inc., Class B	10,854	234,012

		1,074,969

Equity Real Estate Investment Trusts (REITs) — 5.1%

Alexandria Real Estate Equities, Inc.	1,696	269,240

American Campus Communities, Inc.	1,066	53,279

AvalonBay Communities, Inc.	1,840	400,494

Brandywine Realty Trust	7,488	114,417

Brixmor Property Group, Inc.	4,785	105,366

Camden Property Trust	2,177	248,984

CoreSite Realty Corp.	1,579	185,533

CubeSmart	607	19,242

Digital Realty Trust, Inc.	2,220	282,029

Douglas Emmett, Inc.	6,082	263,472

Duke Realty Corp.	9,332	327,926

EPR Properties	1,722	133,954

Equity Commonwealth	4,765	153,338

Equity LifeStyle Properties, Inc.	4,526	316,548

Essex Property Trust, Inc.	524	171,416

Extra Space Storage, Inc.	2,389	268,213

Federal Realty Investment Trust	312	42,435

Gaming and Leisure Properties, Inc.	5,016	202,446

HCP, Inc.	22,527	847,466

Highwoods Properties, Inc.	2,980	139,464

Host Hotels & Resorts, Inc.	10,635	174,308

Hudson Pacific Properties, Inc.	4,028	144,686

Iron Mountain, Inc.	3,884	127,395

Kilroy Realty Corp. (a)	2,462	206,636

Lamar Advertising Co., Class A	3,111	248,911

Liberty Property Trust	5,478	323,585

Medical Properties Trust, Inc.	41,133	852,687

Mid-America Apartment Communities, Inc.	1,559	216,685

National Retail Properties, Inc.	2,010	118,409

Omega Healthcare Investors, Inc. (a)	4,051	178,406

Outfront Media, Inc.	5,949	156,518

Park Hotels & Resorts, Inc.	24,613	572,252

Service Properties Trust	6,728	170,218

INVESTMENTS	SHARES	VALUE($)

Equity Real Estate Investment Trusts (REITs) — continued

SITE Centers Corp.	1,299	20,173

Sun Communities, Inc.	1,687	274,391

Vornado Realty Trust	701	46,007

Weingarten Realty Investors	3,692	117,147

Welltower, Inc.	3,610	327,391

WP Carey, Inc.	8,120	747,527

		9,568,594

Food & Staples Retailing — 0.2%

Casey’s General Stores, Inc.	2,770	473,144

Food Products — 3.7%

Campbell Soup Co. (a)	9,496	439,760

Flowers Foods, Inc.	31,606	686,482

Hershey Co. (The)	4,810	706,445

Hormel Foods Corp. (a)	9,365	382,935

Ingredion, Inc.	4,502	355,658

JM Smucker Co. (The)	7,176	758,360

Kellogg Co.	7,930	503,793

Lamb Weston Holdings, Inc.	9,313	726,786

McCormick & Co., Inc. (Non-Voting)	4,808	772,598

Post Holdings, Inc.*	5,826	599,495

TreeHouse Foods, Inc.*	6,898	372,630

Tyson Foods, Inc., Class A	8,217	680,285

		6,985,227

Gas Utilities — 1.0%

Atmos Energy Corp.	7,009	788,373

National Fuel Gas Co.	10,355	469,185

UGI Corp.	14,266	680,060

		1,937,618

Health Care Equipment & Supplies — 4.6%

ABIOMED, Inc.*	2,010	417,236

Cooper Cos., Inc. (The)	2,468	718,188

Dentsply Sirona, Inc.	12,946	709,182

Hill-Rom Holdings, Inc.	7,174	751,046

Hologic, Inc.*	13,494	651,895

ICU Medical, Inc.*	1,264	204,275

IDEXX Laboratories, Inc.*	2,668	760,407

ResMed, Inc.	5,562	822,731

STERIS plc	5,022	710,965

Teleflex, Inc.	2,152	747,626

Varian Medical Systems, Inc.*	5,850	706,738

West Pharmaceutical Services, Inc.	5,349	769,400

Zimmer Biomet Holdings, Inc.	5,601	774,226

		8,743,915

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	125

JPMorgan Diversified Return U.S. Mid Cap Equity ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued

Health Care Providers & Services — 3.9%

Acadia Healthcare Co., Inc.*	4,074	122,179

AmerisourceBergen Corp.	3,017	257,591

Cardinal Health, Inc.	6,373	315,145

Centene Corp.*	10,730	569,548

Chemed Corp.	1,776	699,584

Covetrus, Inc.*	2,954	29,289

DaVita, Inc.*	6,961	407,915

Encompass Health Corp. (a)	9,071	580,725

Henry Schein, Inc.*	8,578	536,854

Laboratory Corp. of America Holdings*	4,510	743,113

MEDNAX, Inc.*	10,511	230,822

Molina Healthcare, Inc.*	5,187	610,199

Quest Diagnostics, Inc.	7,314	740,542

Universal Health Services, Inc., Class B	5,128	704,895

WellCare Health Plans, Inc.*	2,723	807,642

		7,356,043

Health Care Technology — 0.6%

Cerner Corp.	6,586	442,052

Veeva Systems, Inc., Class A*	4,390	622,634

		1,064,686

Hotels, Restaurants & Leisure — 3.2%

Choice Hotels International, Inc.	4,227	374,005

Darden Restaurants, Inc.	5,408	607,156

Dunkin’ Brands Group, Inc.	7,430	584,146

Extended Stay America, Inc. (a)	27,454	390,121

Hilton Worldwide Holdings, Inc.	7,172	695,397

Hyatt Hotels Corp., Class A	7,213	539,100

Norwegian Cruise Line Holdings Ltd.*	5,683	288,469

Royal Caribbean Cruises Ltd.	2,376	258,580

Six Flags Entertainment Corp.	8,704	367,222

Vail Resorts, Inc.	2,310	536,775

Wendy’s Co. (The)	21,920	464,266

Wyndham Destinations, Inc.	9,264	429,942

Yum China Holdings, Inc. (China)	9,318	396,015

		5,931,194

Household Durables — 2.9%

DR Horton, Inc.	10,712	560,987

Garmin Ltd.	7,206	675,563

Leggett & Platt, Inc. (a)	17,225	883,642

Lennar Corp., Class A	7,893	470,423

NVR, Inc.*	190	690,952

PulteGroup, Inc.	21,486	843,111

Toll Brothers, Inc.	19,905	791,622

Whirlpool Corp.	3,750	570,450

		5,486,750

INVESTMENTS	SHARES	VALUE($)

Household Products — 0.8%

Church & Dwight Co., Inc.	9,802	685,552

Clorox Co. (The)	4,954	731,656

Energizer Holdings, Inc. (a)	1,549	65,817

		1,483,025

Independent Power and Renewable Electricity Producers — 1.0%

AES Corp.	45,521	776,133

NRG Energy, Inc.	18,764	752,812

Vistra Energy Corp.	9,868	266,732

		1,795,677

Insurance — 3.5%

Alleghany Corp.*	499	388,367

American Financial Group, Inc.	3,828	398,265

Arch Capital Group Ltd.*	518	21,632

Arthur J Gallagher & Co.	6,458	589,099

Assurant, Inc.	3,043	383,631

Assured Guaranty Ltd.	3,952	185,428

Axis Capital Holdings Ltd.	5,146	305,827

Brown & Brown, Inc.	11,921	449,183

Cincinnati Financial Corp.	4,591	519,747

CNA Financial Corp.	92	4,125

Everest Re Group Ltd.	1,005	258,375

Fidelity National Financial, Inc.	5,922	271,464

First American Financial Corp.	3,023	186,761

Globe Life, Inc.	5,184	504,559

Hanover Insurance Group, Inc. (The)	1,513	199,277

Lincoln National Corp.	2,040	115,219

Loews Corp.	5,665	277,585

Mercury General Corp.	1,192	57,288

Old Republic International Corp.	21,727	485,381

Principal Financial Group, Inc.	4,281	228,520

Reinsurance Group of America, Inc.	2,053	333,551

WR Berkley Corp.	6,069	424,223

		6,587,507

Interactive Media & Services — 0.3%

IAC/InterActiveCorp*	2,616	594,486

IT Services — 3.1%

Akamai Technologies, Inc.*	716	61,934

Amdocs Ltd.	11,848	772,490

Booz Allen Hamilton Holding Corp.	8,841	622,141

Broadridge Financial Solutions, Inc.	6,012	752,823

DXC Technology Co.	4,422	122,357

Fiserv, Inc.*	7,285	773,230

Jack Henry & Associates, Inc.	3,622	512,730

SEE NOTES TO FINANCIAL STATEMENTS.

126	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2019

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued

IT Services — continued

Leidos Holdings, Inc.	8,457	729,247

Paychex, Inc.	3,994	334,058

Sabre Corp.	17,710	415,831

VeriSign, Inc.*	3,329	632,576

Western Union Co. (The)	6,758	169,355

		5,898,772

Leisure Products — 0.5%

Hasbro, Inc.	6,520	634,461

Polaris, Inc.	2,804	276,615

		911,076

Life Sciences Tools & Services — 2.2%

Agilent Technologies, Inc.	5,051	382,613

Bio-Rad Laboratories, Inc., Class A*	1,783	591,278

Bio-Techne Corp.	3,765	783,760

Bruker Corp. (a)	5,799	258,056

Charles River Laboratories International, Inc.*	5,447	708,001

IQVIA Holdings, Inc.*	4,599	664,188

Waters Corp.*	3,218	680,993

		4,068,889

Machinery — 4.0%

Allison Transmission Holdings, Inc.	5,803	253,069

Crane Co.	1,883	144,087

Cummins, Inc.	5,110	881,373

Dover Corp.	3,433	356,654

Graco, Inc.	11,021	498,149

IDEX Corp.	3,496	543,733

Ingersoll-Rand plc	3,760	477,106

ITT, Inc.	2,464	146,485

Lincoln Electric Holdings, Inc.	3,369	301,761

Middleby Corp. (The)*	2,032	245,771

Nordson Corp.	1,599	250,739

Oshkosh Corp.	2,970	253,579

PACCAR, Inc.	3,657	278,152

Parker-Hannifin Corp.	1,702	312,300

Pentair plc	3,732	154,766

Snap-on, Inc.	4,372	711,193

Toro Co. (The)	10,806	833,467

WABCO Holdings, Inc.*	4,237	570,385

Xylem, Inc.	3,051	233,981

		7,446,750

Media — 1.4%

Discovery, Inc., Class A* (a)	16,107	434,164

Interpublic Group of Cos., Inc. (The)	16,060	349,305

INVESTMENTS	SHARES	VALUE($)

Media — continued

John Wiley & Sons, Inc., Class A	1,756	80,899

Liberty Media Corp.-Liberty SiriusXM, Class A*	3,223	144,745

Nexstar Media Group, Inc., Class A	4,289	417,277

Omnicom Group, Inc.	6,505	502,121

Sinclair Broadcast Group, Inc., Class A	12,049	480,032

Sirius XM Holdings, Inc. (a)	27,846	187,125

		2,595,668

Metals & Mining — 2.8%

Alcoa Corp.*	26,300	546,777

Freeport-McMoRan, Inc.	62,724	615,950

Newmont Goldcorp Corp.	19,573	777,635

Nucor Corp.	15,850	853,523

Reliance Steel & Aluminum Co.	7,778	902,559

Royal Gold, Inc.	5,842	674,400

Steel Dynamics, Inc.	27,457	833,595

		5,204,439

Mortgage Real Estate Investment Trusts (REITs) — 1.7%

Annaly Capital Management, Inc.	23,519	211,201

Chimera Investment Corp. (a)	40,482	820,165

MFA Financial, Inc.	49,622	376,631

New Residential Investment Corp.	47,305	749,311

Starwood Property Trust, Inc. (a)	32,384	796,647

Two Harbors Investment Corp.	14,251	197,661

		3,151,616

Multiline Retail — 1.3%

Dollar General Corp.	4,983	798,974

Dollar Tree, Inc.*	4,537	500,885

Kohl’s Corp.	11,392	583,954

Macy’s, Inc. (a)	17,381	263,496

Nordstrom, Inc. (a)	8,473	304,181

		2,451,490

Multi-Utilities — 3.4%

Ameren Corp.	9,993	776,456

CenterPoint Energy, Inc.	26,056	757,448

CMS Energy Corp.	12,360	790,051

Consolidated Edison, Inc.	8,725	804,620

DTE Energy Co.	6,003	764,302

MDU Resources Group, Inc.	7,354	212,457

Public Service Enterprise Group, Inc.	12,828	812,141

Sempra Energy	4,661	673,561

WEC Energy Group, Inc.	8,168	771,059

		6,362,095

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	127

JPMorgan Diversified Return U.S. Mid Cap Equity ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued

Oil, Gas & Consumable Fuels — 5.1%

Antero Midstream Corp. (a)	4,814	31,002

Apache Corp. (a)	21,345	462,333

Cabot Oil & Gas Corp.	44,934	837,570

Cheniere Energy, Inc.*	6,621	407,522

Concho Resources, Inc.	5,658	382,028

Continental Resources, Inc.*	2,880	84,873

Devon Energy Corp.	22,063	447,438

Diamondback Energy, Inc.	5,872	503,583

EQT Corp.	30,440	326,926

Hess Corp.	9,470	622,652

HollyFrontier Corp.	16,181	888,984

Marathon Oil Corp.	48,622	560,612

Murphy Oil Corp. (a)	21,241	438,202

Noble Energy, Inc.	25,319	487,644

ONEOK, Inc.	10,804	754,443

PBF Energy, Inc., Class A	20,937	675,846

Pioneer Natural Resources Co.	4,650	572,043

Targa Resources Corp.	12,761	496,148

Williams Cos., Inc. (The)	24,502	546,640

		9,526,489

Paper & Forest Products — 0.4%

Domtar Corp.	23,172	843,229

Personal Products — 0.2%

Nu Skin Enterprises, Inc., Class A	7,748	345,406

Pharmaceuticals — 0.6%

Jazz Pharmaceuticals plc*	3,479	437,067

Mylan NV*	15,836	303,259

Perrigo Co. plc	7,595	402,687

		1,143,013

Professional Services — 0.4%

Robert Half International, Inc.	4,754	272,261

TransUnion	4,851	400,790

		673,051

Real Estate Management & Development — 0.2%

CBRE Group, Inc., Class A*	4,283	229,355

Jones Lang LaSalle, Inc.	987	144,615

		373,970

Road & Rail — 0.6%

Kansas City Southern	2,193	308,730

Landstar System, Inc.	4,318	488,582

Old Dominion Freight Line, Inc.	1,535	279,493

		1,076,805

INVESTMENTS	SHARES	VALUE($)

Semiconductors & Semiconductor Equipment — 3.4%

Cypress Semiconductor Corp.	33,865	788,039

Entegris, Inc.	7,656	367,488

KLA Corp.	4,533	766,258

Lam Research Corp.	3,684	998,511

Marvell Technology Group Ltd.	12,518	305,314

Maxim Integrated Products, Inc.	9,106	534,158

ON Semiconductor Corp.*	15,831	322,952

Qorvo, Inc.*	5,410	437,453

Skyworks Solutions, Inc.	3,789	345,026

Teradyne, Inc.	14,594	893,445

Xilinx, Inc.	6,193	561,953

		6,320,597

Software — 2.3%

ANSYS, Inc.*	3,672	808,391

Cadence Design Systems, Inc.*	11,304	738,716

Citrix Systems, Inc.	7,096	772,471

LogMeIn, Inc.	3,290	216,087

Manhattan Associates, Inc.*	5,870	439,956

Paycom Software, Inc.*	476	100,688

SS&C Technologies Holdings, Inc.	10,967	570,394

Synopsys, Inc.*	5,490	745,268

		4,391,971

Specialty Retail — 2.4%

AutoZone, Inc.*	582	666,029

Best Buy Co., Inc.	7,566	543,466

Burlington Stores, Inc.*	382	73,409

Dick’s Sporting Goods, Inc. (a)	19,372	754,152

Foot Locker, Inc.	4,801	208,892

Gap, Inc. (The)	5,313	86,389

Penske Automotive Group, Inc.	1,960	95,491

Tiffany & Co. (a)	4,604	573,244

Tractor Supply Co.	7,486	711,320

Williams-Sonoma, Inc. (a)	10,885	727,009

		4,439,401

Technology Hardware, Storage & Peripherals — 0.7%

NetApp, Inc.	5,799	324,048

Western Digital Corp.	3,316	171,271

Xerox Holdings Corp.	21,986	745,985

		1,241,304

Textiles, Apparel & Luxury Goods — 2.3%

Capri Holdings Ltd.*	9,844	305,853

Carter’s, Inc.	5,834	584,800

Columbia Sportswear Co. (a)	2,752	248,918

SEE NOTES TO FINANCIAL STATEMENTS.

128	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2019

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued

Textiles, Apparel & Luxury Goods — continued

Hanesbrands, Inc. (a)	37,222	566,147

Lululemon Athletica, Inc.*	4,062	829,745

PVH Corp.	3,214	280,132

Ralph Lauren Corp.	6,094	585,390

Skechers U.S.A., Inc., Class A*	15,274	570,789

Tapestry, Inc.	14,808	382,935

Under Armour, Inc., Class C*	2,818	52,133

		4,406,842

Trading Companies & Distributors — 0.3%

Fastenal Co.	6,500	233,610

MSC Industrial Direct Co., Inc., Class A	2,083	152,497

WW Grainger, Inc.	617	190,554

		576,661

Transportation Infrastructure — 0.1%

Macquarie Infrastructure Corp.	2,953	127,392

Water Utilities — 0.4%

American Water Works Co., Inc.	6,146	757,617

Wireless Telecommunication Services — 0.4%

Sprint Corp.*	12,638	78,482

Telephone & Data Systems, Inc.	21,465	560,022

United States Cellular Corp.*	2,831	105,370

		743,874

Total Common Stocks (Cost $173,151,458)		187,580,780

INVESTMENTS	SHARES	VALUE($)
Short-Term Investments — 5.0%

Investment Companies — 0.2%

JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 1.64% (c) (d) (Cost $329,265)	329,265	329,265

Investment of Cash Collateral From Securities Loaned — 4.8%

JPMorgan Securities Lending Money Market Fund Class Agency SL Shares, 1.98% (c) (d)	6,000,300	6,000,900

JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.70%) (c) (d)	3,100,057	3,100,057

Total Investment of Cash Collateral From Securities Loaned (cost $9,100,957)		9,100,957

Total Short-Term Investments (Cost $9,430,222)		9,430,222

Total Investments — 104.8% (Cost $182,581,680)		197,011,002

Liabilities in Excess of Other Assets — (4.8)%		(9,037,211)

NET ASSETS — 100.0%		187,973,791

Percentages indicated are based on net assets.

(a)	Thesecurity or a portion of this security is on loan at October 31, 2019. The total value of securities on loan at October 31, 2019 is $8,836,243.
(b)	Amountrounds to less than 0.1% of net assets.
(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	Therate shown is the current yield as of October 31, 2019.
*	Non-incomeproducing security.

Futures contracts outstanding as of October 31, 2019:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)($)

Long Contracts

S&P Midcap 400 E-Mini Index	2	12/2019	USD	390,920	10,026

Abbreviations

USD	UnitedStates Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	129

JPMorgan Diversified Return U.S. Small Cap Equity ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019

INVESTMENTS	SHARES	VALUE($)
Common Stocks — 99.9%

Aerospace & Defense — 1.0%

AAR Corp.	2,589	108,091

Aerojet Rocketdyne Holdings, Inc.* (a)	3,552	153,553

AeroVironment, Inc.* (a)	1,771	102,683

Allegheny Technologies, Inc.* (a)	4,101	86,162

Cubic Corp.	1,723	127,054

ManTech International Corp., Class A	1,139	90,186

Moog, Inc., Class A	3,233	270,634

RBC Bearings, Inc.*	1,873	300,504

		1,238,867

Alternative Energy — 1.4%

Arcosa, Inc.	8,241	316,537

Enphase Energy, Inc.* (a)	13,850	269,106

Green Plains, Inc. (a)	17,997	221,903

Plug Power, Inc.*	54,447	144,284

Renewable Energy Group, Inc.*	16,743	273,581

REX American Resources Corp.* (a)	2,738	221,559

SunPower Corp.* (a)	24,843	217,625

TPI Composites, Inc.* (a)	6,794	139,481

		1,804,076

Automobiles & Parts — 1.1%

Cooper Tire & Rubber Co. (a)	14,453	408,153

Cooper-Standard Holdings, Inc.* (a)	835	26,603

Dorman Products, Inc.* (a)	5,367	386,156

Gentherm, Inc.*	8,023	335,121

Meritor, Inc.*	14,148	311,680

Modine Manufacturing Co.*	900	10,287

Stoneridge, Inc.*	2,649	81,801

Titan International, Inc.	8,504	22,706

		1,582,507

Banks — 4.4%

1st Source Corp.	695	35,570

Ameris Bancorp	1,976	84,672

Atlantic Union Bankshares Corp.	2,589	95,430

Axos Financial, Inc.* (a)	2,893	84,042

BancFirst Corp.	1,435	83,072

BancorpSouth Bank (a)	2,438	74,773

Bank of NT Butterfield & Son Ltd. (The) (Bermuda)	2,395	78,915

Banner Corp.	1,637	88,365

Brookline Bancorp, Inc.	4,733	74,308

Cadence BanCorp	4,714	72,501

Capital City Bank Group, Inc. (a)	520	14,794

Capitol Federal Financial, Inc.	11,580	165,246

Cathay General Bancorp	2,031	72,243

INVESTMENTS	SHARES	VALUE($)

Banks — continued

CenterState Bank Corp.	3,291	83,460

Columbia Banking System, Inc. (a)	2,477	97,346

Community Bank System, Inc. (a)	4,383	297,080

Community Trust Bancorp, Inc.	1,606	70,359

CVB Financial Corp.	2,195	45,612

Dime Community Bancshares, Inc.	5,711	110,165

First BanCorp (Puerto Rico)	26,498	278,759

First Busey Corp.	184	4,852

First Financial Bancorp (a)	1,838	43,083

First Financial Bankshares, Inc. (a)	3,211	106,862

First Financial Corp.	449	19,698

First Merchants Corp.	641	25,351

First Midwest Bancorp, Inc. (a)	2,128	43,709

Fulton Financial Corp.	5,171	88,217

Glacier Bancorp, Inc. (a)	5,127	216,975

Great Western Bancorp, Inc.	2,809	97,950

Hancock Whitney Corp.	1,935	75,465

Home BancShares, Inc. (a)	4,260	78,725

Hope Bancorp, Inc.	6,408	91,442

Houlihan Lokey, Inc.	2,262	106,902

IBERIABANK Corp.	1,225	89,903

Independent Bank Corp. (a)	2,165	177,703

Investors Bancorp, Inc.	12,450	150,022

Kearny Financial Corp.	6,917	97,045

NBT Bancorp, Inc.	825	32,794

Northwest Bancshares, Inc.	10,124	170,792

OceanFirst Financial Corp.	5,378	128,695

OFG Bancorp (Puerto Rico)	4,577	92,959

Old National Bancorp (a)	15,050	270,825

Oritani Financial Corp.	6,860	128,008

Renasant Corp.	978	33,937

Republic Bancorp, Inc., Class A	1,253	55,721

S&T Bancorp, Inc.	1,474	55,503

Sandy Spring Bancorp, Inc.	577	19,906

Simmons First National Corp., Class A	3,336	79,797

TrustCo Bank Corp.	5,660	48,902

Trustmark Corp. (a)	6,902	236,877

UMB Financial Corp.	1,397	91,168

United Bankshares, Inc. (a)	7,542	298,211

United Community Banks, Inc.	4,290	129,601

Valley National Bancorp	12,332	142,805

Washington Federal, Inc.	8,482	309,254

WesBanco, Inc.	3,880	145,849

Westamerica Bancorp	2,432	160,561

		6,152,781

SEE NOTES TO FINANCIAL STATEMENTS.

130	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2019

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued

Beverages — 0.5%

Boston Beer Co., Inc. (The), Class A*	946	354,239

Coca-Cola Consolidated, Inc.	1,220	334,719

		688,958

Chemicals — 4.2%

AdvanSix, Inc.* (a)	7,298	166,102

American Vanguard Corp.	2,623	36,670

Balchem Corp. (a)	3,865	391,177

Codexis, Inc.* (a)	11,967	161,794

CSW Industrials, Inc.	1,039	71,919

Ferro Corp.*	19,264	214,408

GCP Applied Technologies, Inc.*	6,565	135,633

HB Fuller Co.	8,234	401,819

Ingevity Corp.*	3,635	306,103

Innophos Holdings, Inc. (a)	4,198	136,939

Innospec, Inc.	4,000	365,440

Koppers Holdings, Inc.*	2,907	93,315

Kraton Corp.*	9,086	203,708

Kronos Worldwide, Inc.	7,339	93,059

LSB Industries, Inc.*	3,736	15,803

Materion Corp.	4,647	264,136

Minerals Technologies, Inc. (a)	8,496	420,127

Orion Engineered Carbons SA (Luxembourg)	12,435	205,924

PolyOne Corp.	8,618	276,207

Quaker Chemical Corp.	1,748	267,234

Rayonier Advanced Materials, Inc.	39,059	162,876

Sensient Technologies Corp.	7,873	492,535

Stepan Co.	3,166	309,382

Tredegar Corp. (a)	4,190	83,297

Trinseo SA	7,838	333,115

Tronox Holdings plc, Class A (a)	36,669	311,320

		5,920,042

Construction & Materials — 2.8%

Advanced Drainage Systems, Inc.	3,281	121,463

Aegion Corp.*	2,952	63,970

Apogee Enterprises, Inc.	3,635	136,458

Argan, Inc. (a)	1,465	55,450

Boise Cascade Co.	3,286	117,540

Builders FirstSource, Inc.*	5,293	119,675

EMCOR Group, Inc.	2,231	195,681

Generac Holdings, Inc.*	1,762	170,174

Gibraltar Industries, Inc.*	1,984	105,608

GMS, Inc.*	2,989	89,550

Granite Construction, Inc.	1,157	27,236

Great Lakes Dredge & Dock Corp.*	6,532	70,219

Griffon Corp.	4,820	102,714

INVESTMENTS	SHARES	VALUE($)

Construction & Materials — continued

Installed Building Products, Inc.*	1,710	111,526

JELD-WEN Holding, Inc.*	3,371	57,610

KBR, Inc.	5,613	158,062

LB Foster Co., Class A*	731	13,304

Louisiana-Pacific Corp.	5,152	150,593

Masonite International Corp.*	1,714	105,257

MasTec, Inc.*	2,891	181,959

Mueller Water Products, Inc., Class A	9,801	114,672

Patrick Industries, Inc.*	2,036	100,599

PGT Innovations, Inc.*	5,136	90,702

Quanex Building Products Corp.	3,889	75,019

Simpson Manufacturing Co., Inc.	2,922	241,474

TopBuild Corp.*	3,293	342,242

Trex Co., Inc.*	1,127	99,052

Universal Forest Products, Inc.	6,869	345,923

US Concrete, Inc.*	1,472	76,927

Watts Water Technologies, Inc., Class A	2,304	214,848

		3,855,507

Electricity — 3.5%

ALLETE, Inc.	6,759	581,679

Black Hills Corp.	3,743	295,061

El Paso Electric Co.	17,211	1,148,146

MGE Energy, Inc.	3,249	250,303

NorthWestern Corp.	4,808	348,676

Ormat Technologies, Inc.	12,236	936,788

Pattern Energy Group, Inc., Class A	2,118	59,368

PNM Resources, Inc.	10,767	561,499

Portland General Electric Co.	6,951	395,373

TerraForm Power, Inc., Class A	16,332	277,317

		4,854,210

Electronic & Electrical Equipment — 1.9%

Anixter International, Inc.* (a)	1,583	130,993

Atkore International Group, Inc.*	4,339	150,563

AZZ, Inc.	3,254	126,223

Badger Meter, Inc. (a)	3,374	195,017

Belden, Inc.	1,555	79,741

Benchmark Electronics, Inc.	2,206	74,783

Brady Corp., Class A (a)	2,699	152,062

CTS Corp. (a)	940	25,079

Daktronics, Inc.	5,091	34,924

Encore Wire Corp.	2,428	136,454

EnerSys	1,852	123,825

ESCO Technologies, Inc.	1,473	124,454

Fabrinet (Thailand)*	2,728	153,396

II-VI, Inc.*	2,765	91,660

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	131

JPMorgan Diversified Return U.S. Small Cap Equity ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued

Electronic & Electrical Equipment — continued

Integer Holdings Corp.*	3,796	293,962

Methode Electronics, Inc.	2,258	77,675

MTS Systems Corp.	4,013	226,654

Novanta, Inc.*	1,746	155,481

Park Aerospace Corp.	2,811	47,759

Plexus Corp.*	2,603	192,466

TTM Technologies, Inc.* (a)	4,019	47,063

Veeco Instruments, Inc.*	1,617	22,056

Vishay Intertechnology, Inc.	5,322	107,238

		2,769,528

Financial Services — 1.4%

Ares Management Corp.	10,268	303,625

Clearway Energy, Inc., Class A	3,588	61,606

Clearway Energy, Inc., Class C	5,244	95,074

Cohen & Steers, Inc. (a)	2,642	172,892

Encore Capital Group, Inc.* (a)	2,164	71,823

Essent Group Ltd.	5,788	301,497

EZCORP, Inc., Class A* (a)	1,579	8,306

Federated Investors, Inc., Class B	8,880	283,627

FirstCash, Inc.	1,512	127,598

NMI Holdings, Inc., Class A*	4,979	145,636

PRA Group, Inc.* (a)	1,433	48,622

Radian Group, Inc.	12,116	304,112

Stewart Information Services Corp.	1,936	79,221

World Acceptance Corp.*	629	65,296

		2,068,935

Fixed Line Telecommunications — 0.7%

8x8, Inc.* (a)	16,348	315,843

Consolidated Communications Holdings, Inc. (a)	32,330	129,320

Frontier Communications Corp.* (a)	65,682	59,771

IDT Corp., Class B* (a)	15,413	104,962

Pareteum Corp.*	55,097	20,386

Vonage Holdings Corp.*	31,300	305,801

		936,083

Food & Drug Retailers — 0.8%

Core-Mark Holding Co., Inc.	6,461	197,190

Diplomat Pharmacy, Inc.* (a)	2,605	14,171

GNC Holdings, Inc., Class A* (a)	4,223	11,149

Ingles Markets, Inc., Class A	4,047	159,573

Performance Food Group Co.*	6,878	293,072

PetMed Express, Inc. (a)	7,494	175,472

Simply Good Foods Co. (The)*	9,125	223,927

SpartanNash Co.	7,894	103,372

United Natural Foods, Inc.*	2,069	15,517

		1,193,443

INVESTMENTS	SHARES	VALUE($)

Food Producers — 2.7%

Andersons, Inc. (The)	6,769	124,685

B&G Foods, Inc. (a)	9,137	142,080

Calavo Growers, Inc.	2,526	219,080

Cal-Maine Foods, Inc.	2,868	114,404

Darling Ingredients, Inc.*	5,110	98,623

Fresh Del Monte Produce, Inc.	13,532	431,671

Hostess Brands, Inc.* (a)	21,883	279,665

J&J Snack Foods Corp.	2,135	407,273

John B Sanfilippo & Son, Inc.	982	104,210

Lancaster Colony Corp. (a)	3,631	505,363

Medifast, Inc. (a)	3,098	343,692

MGP Ingredients, Inc. (a)	1,647	70,640

Nature’s Sunshine Products, Inc.*	915	8,638

Sanderson Farms, Inc.	2,305	356,837

Tootsie Roll Industries, Inc. (a)	8,344	286,032

USANA Health Sciences, Inc.*	5,949	440,881

		3,933,774

Forestry & Paper — 0.7%

Clearwater Paper Corp.*	5,035	93,349

Neenah, Inc. (a)	1,258	81,141

PH Glatfelter Co.	10,528	189,504

Schweitzer-Mauduit International, Inc.	9,797	396,680

Verso Corp., Class A*	13,395	196,103

		956,777

Gas, Water & Multiutilities — 3.5%

American States Water Co.	8,195	779,590

Avista Corp.	12,434	597,205

California Water Service Group (a)	11,395	637,778

New Jersey Resources Corp.	8,542	372,431

Northwest Natural Holding Co.	5,374	372,741

ONE Gas, Inc.	6,214	576,908

SJW Group	4,107	297,142

South Jersey Industries, Inc. (a)	14,210	456,994

Southwest Gas Holdings, Inc.	3,064	267,487

Spark Energy, Inc., Class A (a)	12,412	118,783

Spire, Inc.	6,185	519,911

		4,996,970

General Industrials — 0.5%

Actuant Corp., Class A	2,586	64,055

Greif, Inc., Class A	2,742	107,404

Harsco Corp.* (a)	3,485	70,641

Myers Industries, Inc.	2,701	45,728

NACCO Industries, Inc., Class A	1,843	93,071

Otter Tail Corp.	6,390	362,185

SEE NOTES TO FINANCIAL STATEMENTS.

132	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2019

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued

General Industrials — continued

TriMas Corp.*	2,959	95,635

		838,719

General Retailers — 7.0%

1-800-Flowers.com, Inc., Class A* (a)	7,860	112,084

Aaron’s, Inc.	5,057	378,921

Abercrombie & Fitch Co., Class A	18,679	302,413

Adtalem Global Education, Inc.*	4,514	134,427

American Eagle Outfitters, Inc.	9,315	143,265

American Public Education, Inc.*	3,613	78,474

America’s Car-Mart, Inc.*	1,563	142,217

Asbury Automotive Group, Inc.*	2,246	231,630

At Home Group, Inc.* (a)	3,061	26,080

Bed Bath & Beyond, Inc. (a)	21,122	289,371

Big Lots, Inc.	3,610	78,228

BJ’s Wholesale Club Holdings, Inc.* (a)	10,847	289,615

Boot Barn Holdings, Inc.*	4,656	163,193

Buckle, Inc. (The) (a)	13,896	290,704

Caleres, Inc.	5,309	114,250

Career Education Corp.*	13,122	185,808

Cargurus, Inc.* (a)	3,821	128,347

Carriage Services, Inc.	2,305	59,377

Cars.com, Inc.*	6,795	76,852

Cato Corp. (The), Class A	6,710	117,358

Chegg, Inc.* (a)	4,428	135,763

Chico’s FAS, Inc.	10,841	37,293

Children’s Place, Inc. (The) (a)	1,258	103,043

Citi Trends, Inc.	3,676	65,617

Conn’s, Inc.*	1,796	43,445

Designer Brands, Inc., Class A	5,297	87,400

Dillard’s, Inc., Class A (a)	4,614	318,274

Express, Inc.* (a)	21,723	69,948

GameStop Corp., Class A (a)	14,082	76,606

Genesco, Inc.*	5,807	225,602

Group 1 Automotive, Inc.	3,694	367,331

Guess?, Inc. (a)	7,018	117,552

Haverty Furniture Cos., Inc. (a)	6,717	121,846

Hibbett Sports, Inc.* (a)	3,614	86,230

Hillenbrand, Inc.	7,759	238,900

Houghton Mifflin Harcourt Co.* (a)	917	5,924

K12, Inc.*	7,124	140,984

Lands’ End, Inc.* (a)	2,765	33,374

Laureate Education, Inc., Class A* (a)	14,757	228,069

Liquidity Services, Inc.*	1,556	10,098

Lithia Motors, Inc., Class A	2,346	369,448

Lumber Liquidators Holdings, Inc.*	1,331	12,285

INVESTMENTS	SHARES	VALUE($)

General Retailers — continued

Matthews International Corp., Class A (a)	3,450	127,581

Monro, Inc.	5,023	352,163

Murphy USA, Inc.*	3,337	393,532

Office Depot, Inc. (a)	97,823	201,515

Party City Holdco, Inc.* (a)	7,341	41,256

PriceSmart, Inc.	1,831	135,677

Regis Corp.* (a)	5,982	123,229

Rent-A-Center, Inc.	11,201	289,770

RH* (a)	755	137,184

Sally Beauty Holdings, Inc.*	17,370	269,235

Shoe Carnival, Inc. (a)	10,168	337,476

Signet Jewelers Ltd.	3,007	48,232

Sonic Automotive, Inc., Class A	3,748	120,798

Stamps.com, Inc.* (a)	673	56,821

Strategic Education, Inc.	1,512	186,021

Tailored Brands, Inc. (a)	2,979	13,823

Tile Shop Holdings, Inc.	4,389	7,374

Titan Machinery, Inc.*	4,400	73,040

WW International, Inc.*	2,058	71,762

Zumiez, Inc.*	15,656	499,583

		9,723,718

Health Care Equipment & Services — 5.8%

Accuray, Inc.* (a)	9,320	24,232

Amedisys, Inc.*	2,401	308,577

Anika Therapeutics, Inc.* (a)	2,400	168,936

Atrion Corp.	86	72,535

Avanos Medical, Inc.* (a)	3,070	135,203

Axogen, Inc.*	2,423	30,130

BioTelemetry, Inc.* (a)	2,440	96,039

Brookdale Senior Living, Inc.*	15,752	115,777

CONMED Corp.	4,093	450,312

CorVel Corp.*	1,024	81,019

Ensign Group, Inc. (The)	5,424	229,164

Fluidigm Corp.*	1,753	8,625

Genesis Healthcare, Inc.* (a)	5,390	6,899

Globus Medical, Inc., Class A*	3,219	168,579

Haemonetics Corp.*	2,405	290,356

Healthcare Services Group, Inc. (a)	4,125	100,485

HealthEquity, Inc.*	1,739	98,758

HMS Holdings Corp.*	8,812	288,064

Inogen, Inc.*	514	27,980

Intersect ENT, Inc.*	2,449	43,641

Invacare Corp. (a)	10,094	77,926

iRhythm Technologies, Inc.* (a)	1,045	69,827

Lantheus Holdings, Inc.*	5,535	115,405

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	133

JPMorgan Diversified Return U.S. Small Cap Equity ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued

Health Care Equipment & Services — continued

LHC Group, Inc.*	3,492	387,507

LivaNova plc*	1,637	115,785

Magellan Health, Inc.*	3,674	238,443

Meridian Bioscience, Inc.	6,683	65,427

Merit Medical Systems, Inc.*	6,637	137,087

Natus Medical, Inc.* (a)	8,289	279,173

Neogen Corp.* (a)	4,555	296,348

NeoGenomics, Inc.*	12,401	284,355

NuVasive, Inc.*	4,639	327,235

Omnicell, Inc.*	5,744	404,320

Option Care Health, Inc.* (a)	2,193	7,763

OraSure Technologies, Inc.* (a)	6,775	57,858

Orthofix Medical, Inc.*	2,133	89,650

Owens & Minor, Inc.	7,078	47,635

Patterson Cos., Inc. (a)	12,548	214,947

Pennant Group, Inc. (The)* (a)	2,679	48,195

Quidel Corp.*	6,275	357,047

Repligen Corp.*	3,884	308,739

Select Medical Holdings Corp.*	7,051	128,469

STAAR Surgical Co.* (a)	2,186	71,657

Surmodics, Inc.*	3,022	143,575

Tactile Systems Technology, Inc.*	2,045	92,884

Teladoc Health, Inc.* (a)	1,587	121,564

Tenet Healthcare Corp.* (a)	3,274	82,963

Tivity Health, Inc.*	22,421	363,445

US Physical Therapy, Inc. (a)	1,177	166,510

Varex Imaging Corp.*	4,264	127,963

Wright Medical Group NV*	4,835	100,568

		8,075,581

Household Goods & Home Construction — 5.4%

ACCO Brands Corp.	20,481	187,401

American Woodmark Corp.*	3,126	309,974

Bassett Furniture Industries, Inc.	3,032	46,238

Beazer Homes USA, Inc.*	7,806	117,168

Central Garden & Pet Co., Class A*	7,648	216,285

CompX International, Inc.	1,217	17,841

Ethan Allen Interiors, Inc.	16,003	315,419

Hamilton Beach Brands Holding Co., Class A	3,252	60,650

Herman Miller, Inc.	9,722	452,073

HNI Corp.	9,210	349,980

Interface, Inc.	24,460	406,770

iRobot Corp.* (a)	2,040	98,042

KB Home	12,482	445,483

Kimball International, Inc., Class B	4,195	85,410

Knoll, Inc.	12,738	340,614

INVESTMENTS	SHARES	VALUE($)

Household Goods & Home Construction — continued

La-Z-Boy, Inc.	12,851	456,339

LGI Homes, Inc.* (a)	3,567	279,938

M/I Homes, Inc.*	10,685	472,063

MDC Holdings, Inc.	10,598	410,249

Meritage Homes Corp.*	6,289	453,374

National Presto Industries, Inc.	1,298	111,745

Sleep Number Corp.* (a)	6,532	314,320

Steelcase, Inc., Class A	18,222	318,338

Taylor Morrison Home Corp.*	11,552	289,378

TRI Pointe Group, Inc.*	19,624	308,882

WD-40 Co. (a)	2,412	452,009

William Lyon Homes, Class A*	6,185	119,680

		7,435,663

Industrial Engineering — 1.8%

Albany International Corp., Class A	3,196	268,400

Astec Industries, Inc.	975	34,213

Briggs & Stratton Corp.	13,780	101,559

CIRCOR International, Inc.* (a)	1,340	51,309

Columbus McKinnon Corp.	6,292	236,076

EnPro Industries, Inc.	2,110	146,750

Federal Signal Corp.	3,049	98,910

Franklin Electric Co., Inc.	2,831	152,449

GATX Corp.	1,698	135,076

John Bean Technologies Corp.	891	91,568

Kennametal, Inc.	2,595	80,315

Lindsay Corp.	635	59,950

MSA Safety, Inc.	2,014	241,821

Mueller Industries, Inc.	4,446	136,803

Proto Labs, Inc.* (a)	1,182	114,619

Rexnord Corp.*	4,685	132,539

Standex International Corp.	1,078	81,691

Tennant Co. (a)	1,863	144,252

Wabash National Corp.	5,982	85,303

		2,393,603

Industrial Metals & Mining — 1.4%

AK Steel Holding Corp.* (a)	126,016	297,398

Carpenter Technology Corp.	6,611	324,071

Century Aluminum Co.*	6,405	37,341

Cleveland-Cliffs, Inc. (a)	35,015	253,158

Commercial Metals Co.	17,480	337,888

Haynes International, Inc.	3,226	111,168

Kaiser Aluminum Corp.	3,933	421,146

Olympic Steel, Inc. (a)	2,575	38,574

Worthington Industries, Inc.	7,891	290,468

		2,111,212

SEE NOTES TO FINANCIAL STATEMENTS.

134	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2019

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued

Industrial Transportation — 1.4%

Aircastle Ltd.	6,122	166,641

ArcBest Corp.	2,900	83,781

Atlas Air Worldwide Holdings, Inc.*	1,530	33,553

Covenant Transportation Group, Inc., Class A*	2,368	36,396

DHT Holdings, Inc.	11,899	91,979

Echo Global Logistics, Inc.*	3,484	69,367

Forward Air Corp.	2,317	160,267

GasLog Ltd. (Monaco)	3,649	50,028

Heartland Express, Inc. (a)	4,997	104,437

Hub Group, Inc., Class A*	2,608	119,446

Matson, Inc.	2,272	86,745

Nordic American Tankers Ltd. (a)	1,791	6,412

Saia, Inc.*	1,833	163,504

Scorpio Tankers, Inc. (Monaco)	975	31,015

SEACOR Holdings, Inc.*	4,863	208,671

Ship Finance International Ltd. (Norway) (a)	10,615	153,599

Triton International Ltd. (Bermuda)	2,649	97,218

Werner Enterprises, Inc.	4,919	179,544

World Fuel Services Corp.	3,370	140,765

		1,983,368

Leisure Goods — 2.1%

American Outdoor Brands Corp.* (a)	6,897	48,831

Callaway Golf Co.	13,934	281,745

Fox Factory Holding Corp.* (a)	9,214	561,501

Funko, Inc., Class A*	4,118	74,124

LCI Industries	4,812	467,341

Sturm Ruger & Co., Inc. (a)	4,524	207,018

Universal Electronics, Inc.*	4,911	255,961

Winnebago Industries, Inc.	12,330	592,703

YETI Holdings, Inc.* (a)	9,645	321,275

ZAGG, Inc.* (a)	15,866	116,932

		2,927,431

Life Insurance — 0.2%

Employers Holdings, Inc.	4,314	182,655

FBL Financial Group, Inc., Class A	1,346	77,233

National Western Life Group, Inc., Class A	190	51,794

		311,682

Media — 1.3%

Entercom Communications Corp., Class A (a)	9,162	31,884

EW Scripps Co. (The), Class A (a)	10,870	146,038

Gannett Co., Inc.	11,579	125,632

Gray Television, Inc.*	15,270	250,581

LiveRamp Holdings, Inc.*	5,162	201,783

MDC Partners, Inc., Class A* (a)	4,109	12,861

INVESTMENTS	SHARES	VALUE($)

Media — continued

Meredith Corp.	5,109	192,609

MSG Networks, Inc., Class A* (a)	12,651	205,073

QuinStreet, Inc.*	5,812	74,568

Scholastic Corp.	3,944	151,844

TEGNA, Inc.	19,351	290,846

Viad Corp.	3,341	203,868

Yelp, Inc.*	3,757	129,654

		2,017,241

Mining — 1.7%

Arch Coal, Inc., Class A (a)	3,598	283,846

Coeur Mining, Inc.*	50,480	278,650

Compass Minerals International, Inc. (a)	5,511	311,261

CONSOL Energy, Inc.*	11,195	148,110

Contura Energy, Inc.*	2,119	48,610

Hecla Mining Co. (a)	153,916	354,007

Novagold Resources, Inc. (Canada)*	37,280	271,398

Peabody Energy Corp.	14,588	153,612

SunCoke Energy, Inc.*	19,953	105,551

US Silica Holdings, Inc. (a)	26,345	117,499

Warrior Met Coal, Inc.	13,076	254,720

		2,327,264

Mobile Telecommunications — 0.7%

Intelsat SA*	17,298	439,196

Iridium Communications, Inc.*	17,396	425,680

Shenandoah Telecommunications Co.	4,209	135,361

		1,000,237

Nonlife Insurance — 1.1%

Argo Group International Holdings Ltd.	2,344	145,023

Horace Mann Educators Corp.	2,269	98,838

James River Group Holdings Ltd.	2,153	77,099

Kinsale Capital Group, Inc.	1,194	126,230

ProAssurance Corp. (a)	4,122	161,665

Protective Insurance Corp., Class B	457	7,271

RLI Corp. (a)	3,143	305,877

Safety Insurance Group, Inc. (a)	1,663	161,643

Selective Insurance Group, Inc.	5,223	361,014

State Auto Financial Corp.	2,394	79,217

		1,523,877

Oil & Gas Producers — 2.7%

Abraxas Petroleum Corp.*	17,498	5,074

Berry Petroleum Corp.	16,179	151,921

Bonanza Creek Energy, Inc.*	3,071	54,725

California Resources Corp.* (a)	2,265	12,661

Callon Petroleum Co.*	42,019	159,672

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	135

JPMorgan Diversified Return U.S. Small Cap Equity ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued

Oil & Gas Producers — continued

Carrizo Oil & Gas, Inc.*	4,590	33,782

CVR Energy, Inc. (a)	6,868	325,681

Delek US Holdings, Inc.	8,741	349,203

Denbury Resources, Inc.* (a)	254,121	253,638

Gulfport Energy Corp.*	47,212	131,485

Jagged Peak Energy, Inc.* (a)	14,806	104,975

Laredo Petroleum, Inc.*	14,941	35,261

Magnolia Oil & Gas Corp., Class A*	26,957	264,718

Matador Resources Co.*	7,084	98,538

Northern Oil and Gas, Inc.* (a)	148,021	290,121

Oasis Petroleum, Inc.* (a)	19,657	51,305

Par Pacific Holdings, Inc.* (a)	9,094	205,979

PDC Energy, Inc.*	6,463	128,937

Penn Virginia Corp.*	1,562	37,176

ProPetro Holding Corp.*	25,179	195,137

QEP Resources, Inc.	38,114	126,920

SM Energy Co.	13,360	104,742

Southwestern Energy Co.*	73,484	150,642

SRC Energy, Inc.*	53,543	167,054

Talos Energy, Inc.*	3,454	74,365

W&T Offshore, Inc.*	62,645	252,459

Whiting Petroleum Corp.* (a)	14,417	91,404

		3,857,575

Oil Equipment, Services & Distribution — 2.6%

Archrock, Inc. (a)	28,382	273,603

Cactus, Inc., Class A*	10,729	318,866

Chart Industries, Inc.*	3,561	208,781

Covia Holdings Corp.* (a)	4,610	6,362

Diamond Offshore Drilling, Inc.* (a)	10,493	55,508

Dril-Quip, Inc.*	5,980	245,300

Flotek Industries, Inc.*	5,062	9,668

Forum Energy Technologies, Inc.*	4,946	5,737

Geospace Technologies Corp.*	1,213	17,698

Golar LNG Ltd. (Bermuda)	14,538	200,188

Helix Energy Solutions Group, Inc.*	37,672	323,602

KLX Energy Services Holdings, Inc.*	820	6,511

Liberty Oilfield Services, Inc., Class A (a)	21,360	196,726

Matrix Service Co.*	6,445	120,908

McDermott International, Inc.* (a)	6,834	11,139

MRC Global, Inc.*	17,628	200,254

Nabors Industries Ltd. (a)	110,450	204,333

Newpark Resources, Inc.* (a)	14,704	88,224

NexTier Oilfield Solutions, Inc.* (a)	19,078	82,415

Noble Corp. plc*	29,754	36,597

NOW, Inc.*	23,257	245,129

INVESTMENTS	SHARES	VALUE($)

Oil Equipment, Services & Distribution — continued

Oceaneering International, Inc.*	16,304	230,865

Oil States International, Inc.* (a)	13,795	196,855

RPC, Inc. (a)	19,181	79,409

SemGroup Corp., Class A	7,252	116,757

Solaris Oilfield Infrastructure, Inc., Class A (a)	13,482	143,448

Teekay Tankers Ltd., Class A (Bermuda)*	48,806	99,564

TETRA Technologies, Inc.*	6,807	11,572

Tidewater, Inc.*	3,036	49,274

Unit Corp.*	5,615	11,455

		3,796,748

Personal Goods — 1.9%

Crocs, Inc.*	12,328	431,357

Deckers Outdoor Corp.*	2,656	406,102

elf Beauty, Inc.*	8,929	150,007

Helen of Troy Ltd.*	2,698	404,052

Inter Parfums, Inc.	1,259	97,484

Movado Group, Inc.	1,816	47,307

Oxford Industries, Inc.	4,374	301,194

Steven Madden Ltd.	12,392	510,302

Vera Bradley, Inc.*	27,607	297,051

		2,644,856

Pharmaceuticals & Biotechnology — 3.7%

Acceleron Pharma, Inc.*	2,652	118,995

Achillion Pharmaceuticals, Inc.*	9,683	62,068

Acorda Therapeutics, Inc.*	3,799	6,268

AMAG Pharmaceuticals, Inc.* (a)	1,191	11,559

Amneal Pharmaceuticals, Inc.*	3,033	9,342

ANI Pharmaceuticals, Inc.*	3,335	260,497

Arena Pharmaceuticals, Inc.*	4,977	242,455

Arrowhead Pharmaceuticals, Inc.*	11,236	450,002

Assertio Therapeutics, Inc.* (a)	2,581	2,039

Blueprint Medicines Corp.*	1,488	102,434

Cambrex Corp.*	2,474	147,772

Chimerix, Inc.*	2,022	2,891

Corcept Therapeutics, Inc.* (a)	5,886	85,877

Cyclerion Therapeutics, Inc.*	566	1,353

Dynavax Technologies Corp.* (a)	1,834	9,335

Eagle Pharmaceuticals, Inc.*	1,546	96,934

Emergent BioSolutions, Inc.* (a)	2,121	121,236

Enanta Pharmaceuticals, Inc.* (a)	1,533	93,329

FibroGen, Inc.*	2,239	87,657

Five Prime Therapeutics, Inc.*	1,655	6,537

Genomic Health, Inc.*	5,112	340,868

Halozyme Therapeutics, Inc.*	4,786	73,322

Heron Therapeutics, Inc.* (a)	3,384	71,910

SEE NOTES TO FINANCIAL STATEMENTS.

136	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2019

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued

Pharmaceuticals & Biotechnology — continued

ImmunoGen, Inc.*	2,701	6,428

Innoviva, Inc.*	8,440	98,073

Inovio Pharmaceuticals, Inc.* (a)	9,596	20,440

Ironwood Pharmaceuticals, Inc.* (a)	7,053	70,812

Lannett Co., Inc.*	2,219	26,384

Lexicon Pharmaceuticals, Inc.*	6,028	22,364

Ligand Pharmaceuticals, Inc.* (a)	866	94,229

Luminex Corp.	8,001	163,980

Mallinckrodt plc* (a)	2,527	7,985

Medpace Holdings, Inc.* (a)	4,933	363,217

Momenta Pharmaceuticals, Inc.*	4,154	64,304

MyoKardia, Inc.* (a)	1,821	104,398

Myriad Genetics, Inc.* (a)	3,999	134,646

Novavax, Inc.*	305	1,272

Novocure Ltd.* (a)	4,655	333,484

Pacira BioSciences, Inc.* (a)	6,035	244,357

Paratek Pharmaceuticals, Inc.*	2,853	8,801

PDL BioPharma, Inc.* (a)	20,457	57,689

PetIQ, Inc.* (a)	2,936	72,578

Prestige Consumer Healthcare, Inc.*	3,022	107,160

PTC Therapeutics, Inc.*	2,927	119,685

Retrophin, Inc.* (a)	4,849	58,188

Sangamo Therapeutics, Inc.* (a)	2,436	22,046

Spark Therapeutics, Inc.*	486	53,057

Spectrum Pharmaceuticals, Inc.*	4,470	34,687

Supernus Pharmaceuticals, Inc.* (a)	2,277	63,278

Syneos Health, Inc.*	2,300	115,345

Theravance Biopharma, Inc.* (a)	2,967	47,828

Vanda Pharmaceuticals, Inc.*	6,182	83,519

Xencor, Inc.*	2,368	81,009

Zogenix, Inc.* (a)	2,407	107,473

		5,193,396

Real Estate Investment & Services — 0.2%

Kennedy-Wilson Holdings, Inc.	8,551	196,758

Rafael Holdings, Inc., Class B*	4,161	72,277

		269,035

Real Estate Investment Trusts — 7.6%

Acadia Realty Trust	8,410	235,312

AG Mortgage Investment Trust, Inc.	2,766	43,260

Agree Realty Corp. (a)	4,008	315,710

American Assets Trust, Inc.	5,813	284,605

Anworth Mortgage Asset Corp.	15,677	53,615

Apollo Commercial Real Estate Finance, Inc. (a)	14,755	270,017

ARMOUR Residential REIT, Inc.	5,021	84,001

Blackstone Mortgage Trust, Inc., Class A (a)	7,709	279,837

INVESTMENTS	SHARES	VALUE($)

Real Estate Investment Trusts — continued

Capstead Mortgage Corp.	17,473	135,066

CareTrust REIT, Inc.	10,841	262,786

Community Healthcare Trust, Inc.	1,764	85,413

CoreCivic, Inc.	5,952	90,828

CorePoint Lodging, Inc.	1,890	18,617

DiamondRock Hospitality Co.	4,567	45,579

EastGroup Properties, Inc.	2,438	326,570

Essential Properties Realty Trust, Inc.	6,735	172,820

Exantas Capital Corp.	4,620	54,331

First Industrial Realty Trust, Inc.	7,811	328,921

Four Corners Property Trust, Inc.	8,356	239,399

Franklin Street Properties Corp.	4,986	42,880

GEO Group, Inc. (The)	3,375	51,368

Global Net Lease, Inc.	12,991	253,065

Granite Point Mortgage Trust, Inc. (a)	6,209	115,487

Hannon Armstrong Sustainable Infrastructure Capital, Inc. (a)	5,104	152,405

Healthcare Realty Trust, Inc.	8,469	294,467

Innovative Industrial Properties, Inc.	3,124	237,424

Invesco Mortgage Capital, Inc.	17,133	269,674

Kite Realty Group Trust	6,972	124,241

Ladder Capital Corp.	15,730	271,657

Lexington Realty Trust (a)	25,655	279,126

LTC Properties, Inc.	5,888	305,293

Mack-Cali Realty Corp.	5,372	115,068

National Health Investors, Inc.	3,432	294,431

National Storage Affiliates Trust	3,678	125,677

New York Mortgage Trust, Inc. (a)	44,901	281,080

Office Properties Income Trust (a)	1,576	50,243

Pebblebrook Hotel Trust	2,819	72,477

Pennsylvania REIT (a)	2,244	12,387

PennyMac Mortgage Investment Trust	12,653	289,627

Physicians Realty Trust (a)	14,860	277,436

Piedmont Office Realty Trust, Inc., Class A	13,294	298,317

PotlatchDeltic Corp.	2,009	85,322

PS Business Parks, Inc.	1,673	302,060

QTS Realty Trust, Inc., Class A (a)	2,835	151,928

Redwood Trust, Inc.	12,211	199,528

Retail Opportunity Investments Corp.	6,845	127,762

Rexford Industrial Realty, Inc.	7,155	344,084

RLJ Lodging Trust	4,801	78,784

RPT Realty (a)	10,381	150,525

Ryman Hospitality Properties, Inc. (a)	1,332	112,114

Sabra Health Care REIT, Inc.	13,978	343,859

Saul Centers, Inc.	1,821	97,496

STAG Industrial, Inc.	9,333	289,696

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	137

JPMorgan Diversified Return U.S. Small Cap Equity ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued

Real Estate Investment Trusts — continued

Summit Hotel Properties, Inc.	5,109	62,636

Sunstone Hotel Investors, Inc.	3,092	41,773

Tanger Factory Outlet Centers, Inc. (a)	4,424	71,315

Terreno Realty Corp.	5,874	331,352

Urban Edge Properties	618	13,046

Washington	3,210	99,574

Western Asset Mortgage Capital Corp.	11,461	115,069

Xenia Hotels & Resorts, Inc. (a)	4,311	90,747

		10,649,187

Software & Computer Services — 5.8%

ACI Worldwide, Inc.*	12,785	401,321

Alarm.com Holdings, Inc.* (a)	4,530	223,782

Appfolio, Inc., Class A* (a)	2,789	271,175

Avaya Holdings Corp.*	9,656	116,741

Blackbaud, Inc.	2,060	172,937

Blackline, Inc.* (a)	2,906	135,826

Blucora, Inc.* (a)	6,493	140,444

Bottomline Technologies DE, Inc.* (a)	2,847	116,585

Carbonite, Inc.* (a)	3,452	59,271

Cogent Communications Holdings, Inc. (a)	4,906	287,688

CommVault Systems, Inc.*	3,822	189,839

Computer Programs & Systems, Inc.	1,851	42,703

CSG Systems International, Inc. (a)	5,863	337,943

Diebold Nixdorf, Inc.*	4,681	32,767

Ebix, Inc. (a)	3,449	147,031

Envestnet, Inc.* (a)	4,070	254,334

Everbridge, Inc.*	2,379	165,364

Five9, Inc.* (a)	3,355	186,236

Forrester Research, Inc.	3,302	113,853

Gogo, Inc.* (a)	8,763	53,893

Intelligent Systems Corp.*	2,425	109,537

j2 Global, Inc. (a)	3,210	304,822

LivePerson, Inc.* (a)	6,700	275,035

Meet Group, Inc. (The)*	38,687	164,807

MicroStrategy, Inc., Class A* (a)	1,139	174,552

NetScout Systems, Inc.*	3,229	78,206

NextGen Healthcare, Inc.*	5,868	99,198

NIC, Inc.	4,262	100,242

OneSpan, Inc.*	4,455	83,353

Perficient, Inc.*	8,514	333,749

Perspecta, Inc.	9,602	254,837

Progress Software Corp.	7,362	293,597

PROS Holdings, Inc.*	4,709	241,289

Q2 Holdings, Inc.* (a)	2,462	176,008

Qualys, Inc.* (a)	4,513	385,094

INVESTMENTS	SHARES	VALUE($)

Software & Computer Services — continued

Rosetta Stone, Inc.*	4,865	93,213

SailPoint Technologies Holding, Inc.*	4,077	78,931

Science Applications International Corp.	2,835	234,228

Shutterstock, Inc.* (a)	3,969	161,062

SPS Commerce, Inc.*	5,215	275,196

Tabula Rasa HealthCare, Inc.*	490	24,961

TiVo Corp.	5,573	45,364

Unisys Corp.*	10,626	109,023

Varonis Systems, Inc.*	2,204	157,696

Verint Systems, Inc.* (a)	4,680	212,425

Virtusa Corp.*	2,937	109,491

Workiva, Inc.* (a)	4,747	197,808

		8,223,457

Support Services — 3.4%

ABM Industries, Inc.	3,951	144,053

AMN Healthcare Services, Inc.*	1,632	95,896

Applied Industrial Technologies, Inc.	7,348	439,704

ASGN, Inc.*	2,368	150,581

Barnes Group, Inc. (a)	2,264	132,331

Cimpress NV (Netherlands)* (a)	864	114,152

Comfort Systems USA, Inc.	4,319	217,721

Covanta Holding Corp. (a)	8,665	125,123

CRA International, Inc.	2,068	101,849

Deluxe Corp.	1,902	98,581

DXP Enterprises, Inc.*	878	30,308

EVERTEC, Inc. (Puerto Rico) (a)	4,354	133,189

ExlService Holdings, Inc.*	1,762	122,688

Exponent, Inc.	1,775	112,766

FTI Consulting, Inc.*	2,365	257,477

Heidrick & Struggles International, Inc.	1,060	30,168

Huron Consulting Group, Inc.*	1,292	85,453

Insperity, Inc.	1,213	128,129

Kaman Corp.	3,461	203,057

Kelly Services, Inc., Class A	1,658	39,808

Korn Ferry	1,556	57,090

Lawson Products, Inc.*	1,247	57,300

MAXIMUS, Inc.	5,415	415,547

McGrath RentCorp	2,249	171,621

Mobile Mini, Inc.	648	24,378

Resources Connection, Inc.	2,497	36,581

SiteOne Landscape Supply, Inc.* (a)	2,283	201,041

Sykes Enterprises, Inc.*	1,425	44,025

Team, Inc.* (a)	1,695	30,781

Tetra Tech, Inc.	3,969	347,168

TriNet Group, Inc.*	2,409	127,653

SEE NOTES TO FINANCIAL STATEMENTS.

138	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2019

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued

Support Services — continued

TrueBlue, Inc.*	911	20,862

TTEC Holdings, Inc.	3,535	167,453

UniFirst Corp.	1,822	365,931

		4,830,465

Technology Hardware & Equipment — 5.9%

Acacia Communications, Inc.*	5,715	375,247

ADTRAN, Inc.	13,820	121,754

Advanced Energy Industries, Inc.* (a)	2,419	142,963

Agilysys, Inc.* (a)	4,007	100,936

Amkor Technology, Inc.* (a)	11,431	142,087

Axcelis Technologies, Inc.*	3,426	65,676

Brooks Automation, Inc.	4,318	183,386

Cabot Microelectronics Corp.	3,311	500,358

Casa Systems, Inc.*	2,462	16,545

CEVA, Inc.*	2,670	72,677

Cirrus Logic, Inc.*	7,171	487,341

Cohu, Inc.	4,197	69,754

Comtech Telecommunications Corp.	4,470	156,227

Diodes, Inc.*	8,622	402,216

DSP Group, Inc.*	2,265	33,771

FormFactor, Inc.*	4,682	102,208

Harmonic, Inc.*	12,171	94,690

Ichor Holdings Ltd.* (a)	7,583	220,741

Inphi Corp.*	6,102	438,612

Inseego Corp.* (a)	33,471	191,789

Insight Enterprises, Inc.*	5,694	349,498

InterDigital, Inc.	2,190	117,450

Lattice Semiconductor Corp.*	20,853	408,510

Loral Space & Communications, Inc.*	2,465	98,575

Lumentum Holdings, Inc.* (a)	1,641	102,825

MaxLinear, Inc.*	7,468	141,593

NeoPhotonics Corp.*	6,799	44,737

NETGEAR, Inc.*	2,208	59,991

Onto Innovation, Inc.*	5,880	189,336

PC Connection, Inc.	2,706	132,161

Photronics, Inc.*	6,491	76,594

Pitney Bowes, Inc.	16,630	73,172

Plantronics, Inc.	2,847	112,229

Power Integrations, Inc.	2,372	216,113

Rambus, Inc.*	9,119	126,253

Ribbon Communications, Inc.*	1,005	4,311

ScanSource, Inc.*	2,621	84,658

Semtech Corp.*	3,181	160,513

Silicon Laboratories, Inc.*	2,016	214,180

SMART Global Holdings, Inc.*	2,815	83,606

INVESTMENTS	SHARES	VALUE($)

Technology Hardware & Equipment — continued

Stratasys Ltd.* (a)	10,708	221,441

Synaptics, Inc.*	3,626	152,691

Systemax, Inc.	1,526	33,023

Tech Data Corp.*	2,966	360,369

Ultra Clean Holdings, Inc.*	3,805	81,313

Viavi Solutions, Inc.*	22,247	355,062

Vocera Communications, Inc.*	2,654	52,868

Xperi Corp.	12,127	246,239

		8,218,289

Tobacco — 0.6%

Universal Corp.	7,054	386,559

Vector Group Ltd. (a)	36,757	448,436

		834,995

Travel & Leisure — 4.5%

Allegiant Travel Co.	789	132,023

AMC Entertainment Holdings, Inc., Class A (a)	12,204	114,352

Avis Budget Group, Inc.*	2,990	88,833

Biglari Holdings, Inc., Class B*	124	10,351

BJ’s Restaurants, Inc. (a)	2,849	112,792

Bloomin’ Brands, Inc.	15,285	302,796

Boyd Gaming Corp.	6,315	172,084

Brinker International, Inc. (a)	4,722	209,893

Cheesecake Factory, Inc. (The) (a)	6,089	254,459

Churchill Downs, Inc.	3,021	392,700

Chuy’s Holdings, Inc.*	2,582	62,923

Cracker Barrel Old Country Store, Inc. (a)	1,713	266,371

Dave & Buster’s Entertainment, Inc. (a)	5,390	214,414

Denny’s Corp.*	10,741	216,109

Dine Brands Global, Inc.	2,832	207,161

El Pollo Loco Holdings, Inc.*	7,040	81,805

Eldorado Resorts, Inc.* (a)	3,167	141,787

Fiesta Restaurant Group, Inc.*	2,044	17,568

Hawaiian Holdings, Inc.	2,858	81,768

Hertz Global Holdings, Inc.*	6,814	92,057

IMAX Corp.*	5,298	113,112

Jack in the Box, Inc.	3,256	273,569

Marcus Corp. (The)	4,031	145,519

Marriott Vacations Worldwide Corp.	2,252	247,562

Noodles & Co.* (a)	2,736	14,583

Penn National Gaming, Inc.*	8,335	177,661

Red Robin Gourmet Burgers, Inc.* (a)	6,200	189,100

Red Rock Resorts, Inc., Class A	5,413	117,895

Ruth’s Hospitality Group, Inc.	7,077	145,645

SeaWorld Entertainment, Inc.* (a)	8,235	217,569

Shake Shack, Inc., Class A* (a)	3,268	268,891

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	139

JPMorgan Diversified Return U.S. Small Cap Equity ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued

Travel & Leisure — continued

SkyWest, Inc.	4,057	241,594

Spirit Airlines, Inc.*	5,743	215,707

Texas Roadhouse, Inc.	4,830	272,895

Travelzoo*	585	5,920

Wingstop, Inc.	3,475	289,920

		6,109,388

Total Common Stocks (Cost $144,735,504)		140,249,445

	NO. OF RIGHTS
Rights — 0.0%

Chemicals — 0.0%

Schulman, Inc., CVR*‡	5,865	—

Media — 0.0%

Media General, Inc., CVR*‡	1,533	—

Total Rights (Cost $—)		—

	SHARES
Short-Term Investments — 19.3%

Investment Companies — 0.3%

JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 1.64% (b) (c) (Cost $440,610)	440,610	440,610

INVESTMENTS	SHARES	VALUE($)

Investment of Cash Collateral From Securities Loaned — 19.0%

JPMorgan Securities Lending Money Market Fund Class Agency SL Shares, 1.98% (b) (c)	18,999,800	19,001,700

JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.70% (b) (c)	7,634,136	7,634,136

Total Investment Of Cash Collateral From Securities Loaned (Cost $26,635,336)		26,635,836

Total Short-Term Investments (Cost $27,075,946)		27,076,446

Total Investments — 119.2% (Cost $171,811,450)		167,325,891

Liabilities in Excess of Other Assets — (19.2%)		(26,982,564)

NET ASSETS — 100.0%		140,343,327

Percentages indicated are based on net assets.

Abbreviations

CVR	ContingentValue Rights
REIT	RealEstate Investment Trust

(a)	The security or a portion of this security is on loan at October 31, 2019. The total value of securities on loan at October 31, 2019 is $25,431,992.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	Therate shown is the current yield as of October 31, 2019.
*	Non-incomeproducing security.
‡	Valuedetermined using significant unobservable inputs.

Futures contracts outstanding as of October 31, 2019:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)($)

Long Contracts

Russell 2000 E-Mini Index	2	12/2019	USD	156,290	8,156

Abbreviations

USD	UnitedStates Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

140	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2019

JPMorgan U.S. Dividend ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019

INVESTMENTS	SHARES	VALUE($)
Common Stocks — 99.8%

Aerospace & Defense — 0.6%

Lockheed Martin Corp.	616	232,035

Automobiles & Parts — 2.0%

Ford Motor Co.	23,668	203,308

General Motors Co.	5,741	213,336

Genuine Parts Co.	2,151	220,650

Harley-Davidson, Inc. (a)	4,747	184,706

		822,000

Banks — 1.0%

New York Community Bancorp, Inc.	18,742	218,344

PacWest Bancorp	1,850	68,431

People’s United Financial, Inc.	8,870	143,428

		430,203

Beverages — 1.6%

Coca-Cola Co. (The)	4,356	237,097

Keurig Dr Pepper, Inc.	4,120	116,019

Molson Coors Brewing Co., Class B	1,044	55,040

PepsiCo, Inc.	1,734	237,853

		646,009

Chemicals — 6.7%

Air Products & Chemicals, Inc.	1,043	222,430

Albemarle Corp. (a)	353	21,441

Cabot Corp.	1,650	71,923

Celanese Corp.	631	76,446

CF Industries Holdings, Inc.	4,803	217,816

Chemours Co. (The)	12,419	203,796

DuPont de Nemours, Inc.	3,425	225,742

Eastman Chemical Co.	3,566	271,159

Huntsman Corp.	11,705	259,032

International Flavors & Fragrances, Inc.	1,529	186,553

LyondellBasell Industries NV, Class A	3,029	271,701

Olin Corp.	13,732	251,845

RPM International, Inc.	3,120	225,982

Scotts Miracle-Gro Co. (The)	2,205	221,360

		2,727,226

Construction & Materials — 0.6%

MDU Resources Group, Inc.	8,329	240,625

Electricity — 12.0%

AES Corp.	15,255	260,098

Alliant Energy Corp.	4,414	235,443

American Electric Power Co., Inc.	2,551	240,789

Avangrid, Inc.	3,110	155,655

CMS Energy Corp.	3,721	237,846

Consolidated Edison, Inc.	2,605	240,233

INVESTMENTS	SHARES	VALUE($)

Electricity — continued

Dominion Energy, Inc.	3,002	247,815

DTE Energy Co.	1,789	227,775

Edison International	3,209	201,846

Entergy Corp.	2,078	252,435

Evergy, Inc.	3,564	227,775

Eversource Energy	2,930	245,358

Exelon Corp.	4,891	222,492

FirstEnergy Corp.	5,041	243,581

Hawaiian Electric Industries, Inc.	4,061	183,354

IDACORP, Inc.	834	89,755

NextEra Energy, Inc.	775	184,714

Pinnacle West Capital Corp.	2,426	228,335

PPL Corp.	7,885	264,069

Public Service Enterprise Group, Inc.	3,828	242,351

Southern Co. (The)	4,047	253,585

Xcel Energy, Inc.	3,650	231,812

		4,917,116

Electronic & Electrical Equipment — 1.2%

Emerson Electric Co.	3,228	226,444

Hubbell, Inc.	1,763	249,817

		476,261

Financial Services — 0.7%

BGC Partners, Inc., Class A	13,016	67,683

Invesco Ltd.	5,905	99,322

Lazard Ltd., Class A	2,639	98,514

		265,519

Fixed Line Telecommunications — 2.2%

AT&T, Inc.	6,836	263,118

CenturyLink, Inc.	20,566	266,124

Verizon Communications, Inc.	4,101	247,987

Zayo Group Holdings, Inc.*	3,758	128,298

		905,527

Food & Drug Retailers — 0.6%

Sysco Corp.	3,162	252,549

Food Producers — 3.3%

Archer-Daniels-Midland Co.	1,613	67,811

Campbell Soup Co.	5,189	240,303

Conagra Brands, Inc.	5,880	159,054

Flowers Foods, Inc.	9,967	216,483

General Mills, Inc.	4,315	219,461

JM Smucker Co. (The)	134	14,161

Kellogg Co.	3,097	196,752

Kraft Heinz Co. (The)	6,759	218,518

		1,332,543

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	141

JPMorgan U.S. Dividend ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued

Forestry & Paper — 1.1%

Domtar Corp.	4,567	166,193

International Paper Co.	5,965	260,552

		426,745

Gas, Water & Multiutilities — 4.2%

Ameren Corp.	3,042	236,363

CenterPoint Energy, Inc.	8,451	245,671

Duke Energy Corp.	2,515	237,064

National Fuel Gas Co.	3,472	157,316

NiSource, Inc.	7,729	216,721

Sempra Energy	1,655	239,164

UGI Corp.	2,677	127,613

WEC Energy Group, Inc.	2,424	228,826

		1,688,738

General Industrials — 2.8%

3M Co.	1,142	188,419

Eaton Corp. plc	2,877	250,615

General Electric Co.	16,499	164,660

Packaging Corp. of America	1,959	214,432

Sonoco Products Co.	3,606	208,066

Westrock Co.	3,560	133,037

		1,159,229

General Retailers — 4.0%

Foot Locker, Inc.	3,918	170,472

Gap, Inc. (The)	7,648	124,356

H&R Block, Inc.	8,041	200,945

Home Depot, Inc. (The)	1,048	245,840

Kohl’s Corp.	3,085	158,137

L Brands, Inc.	11,673	198,908

Macy’s, Inc.	13,058	197,959

Nordstrom, Inc. (a)	3,054	109,639

Target Corp.	2,201	235,309

		1,641,565

Health Care Equipment & Services — 1.5%

Medtronic plc	2,184	237,838

Quest Diagnostics, Inc.	2,148	217,485

ResMed, Inc.	1,074	158,866

		614,189

Household Goods & Home Construction — 3.2%

Clorox Co. (The)	1,431	211,344

Leggett & Platt, Inc.	5,126	262,964

Newell Brands, Inc.	12,859	243,935

Procter & Gamble Co. (The)	1,999	248,896

Stanley Black & Decker, Inc.	649	98,213

INVESTMENTS	SHARES	VALUE($)

Household Goods & Home Construction — continued

Whirlpool Corp.	1,571	238,981

		1,304,333

Industrial Engineering — 1.5%

Caterpillar, Inc.	1,656	228,197

Cummins, Inc.	1,432	246,991

Rockwell Automation, Inc.	252	43,342

Timken Co. (The)	1,719	84,231

		602,761

Industrial Metals & Mining — 2.1%

Nucor Corp.	4,763	256,488

Reliance Steel & Aluminum Co.	2,401	278,612

Southern Copper Corp. (Peru)	5,383	191,527

Steel Dynamics, Inc.	4,229	128,392

		855,019

Industrial Transportation — 1.0%

Macquarie Infrastructure Corp.	4,698	202,672

United Parcel Service, Inc., Class B	1,585	182,544

		385,216

Leisure Goods — 1.0%

Garmin Ltd.	2,782	260,812

Hasbro, Inc.	1,680	163,481

		424,293

Media — 0.7%

Nielsen Holdings plc	9,290	187,286

Viacom, Inc., Class B	3,853	83,071

		270,357

Mobile Telecommunications — 1.2%

Sprint Corp.*	13,740	85,325

Telephone & Data Systems, Inc.	6,577	171,594

T-Mobile US, Inc.*	2,971	245,583

		502,502

Nonlife Insurance — 0.6%

Old Republic International Corp.	10,422	232,828

Oil & Gas Producers — 3.7%

Apache Corp.	7,424	160,804

Chevron Corp.	2,040	236,926

Exxon Mobil Corp.	2,941	198,723

Marathon Petroleum Corp.	751	48,026

Murphy Oil Corp. (a)	7,778	160,460

Occidental Petroleum Corp.	4,458	180,549

PBF Energy, Inc., Class A	8,222	265,406

Valero Energy Corp.	2,697	261,555

		1,512,449

SEE NOTES TO FINANCIAL STATEMENTS.

142	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2019

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued

Oil Equipment, Services & Distribution — 3.9%

Antero Midstream Corp. (a)	12,955	83,430

Equitrans Midstream Corp. (a)	3,961	55,137

Helmerich & Payne, Inc.	5,128	192,300

Kinder Morgan, Inc.	9,563	191,069

OGE Energy Corp.	4,808	207,032

ONEOK, Inc.	3,297	230,230

Schlumberger Ltd.	5,980	195,486

Targa Resources Corp.	5,340	207,619

Williams Cos., Inc. (The)	8,271	184,526

		1,546,829

Personal Goods — 2.4%

Coty, Inc., Class A	14,338	167,611

Hanesbrands, Inc.	12,340	187,691

Kimberly-Clark Corp.	1,649	219,119

Nu Skin Enterprises, Inc., Class A	1,060	47,255

Tapestry, Inc.	5,054	130,697

VF Corp.	2,667	219,467

		971,840

Pharmaceuticals & Biotechnology — 4.9%

Abbott Laboratories	510	42,641

AbbVie, Inc.	2,508	199,512

Amgen, Inc.	1,128	240,546

Bristol-Myers Squibb Co.	3,918	224,776

Cardinal Health, Inc.	2,914	144,097

Eli Lilly & Co.	1,933	220,266

Gilead Sciences, Inc.	3,154	200,941

Johnson & Johnson	1,831	241,765

Merck & Co., Inc.	2,752	238,488

Pfizer, Inc.	5,622	215,716

		1,968,748

Real Estate Investment Trusts — 15.7%

AGNC Investment Corp.	15,683	267,395

Annaly Capital Management, Inc.	23,696	212,790

Apple Hospitality REIT, Inc.	7,638	125,874

Brandywine Realty Trust	12,265	187,409

Brixmor Property Group, Inc.	11,259	247,923

Chimera Investment Corp.	9,654	195,590

Colony Capital, Inc.	9,131	51,134

Corporate Office Properties Trust	1,415	41,941

Digital Realty Trust, Inc.	1,893	240,487

Duke Realty Corp.	2,630	92,418

EPR Properties	1,891	147,101

Gaming and Leisure Properties, Inc.	5,646	227,873

HCP, Inc.	6,126	230,460

INVESTMENTS	SHARES	VALUE($)

Real Estate Investment Trusts — continued

Healthcare Trust of America, Inc., Class A	1,143	35,433

Iron Mountain, Inc.	6,082	199,490

Kimco Realty Corp.	12,152	261,997

Liberty Property Trust	4,486	264,988

Macerich Co. (The) (a)	6,130	168,575

Medical Properties Trust, Inc.	5,480	113,600

MFA Financial, Inc.	24,444	185,530

National Retail Properties, Inc.	3,462	203,946

New Residential Investment Corp.	16,569	262,453

Omega Healthcare Investors, Inc.	5,740	252,790

Outfront Media, Inc.	5,767	151,730

Park Hotels & Resorts, Inc.	6,741	156,728

Rayonier, Inc.	4,368	117,849

Service Properties Trust	6,385	161,540

SITE Centers Corp.	8,402	130,483

Spirit Realty Capital, Inc.	4,825	240,478

Starwood Property Trust, Inc.	9,969	245,238

Two Harbors Investment Corp.	15,215	211,032

Ventas, Inc.	1,088	70,829

VEREIT, Inc.	23,735	233,552

Welltower, Inc.	2,431	220,467

WP Carey, Inc.	2,579	237,423

		6,394,546

Software & Computer Services — 1.0%

International Business Machines Corp.	1,490	199,258

Microsoft Corp.	1,378	197,564

		396,822

Support Services — 1.5%

Paychex, Inc.	2,654	221,980

Waste Management, Inc.	1,472	165,173

Xerox Holdings Corp.	6,517	221,122

		608,275

Technology Hardware & Equipment — 4.3%

Analog Devices, Inc.	2,143	228,508

Cypress Semiconductor Corp.	10,056	234,003

HP, Inc.	2,700	46,899

Intel Corp.	4,807	271,740

KLA Corp.	1,586	268,097

Maxim Integrated Products, Inc.	3,862	226,545

Microchip Technology, Inc.	2,040	192,352

QUALCOMM, Inc.	3,046	245,020

Xilinx, Inc.	659	59,798

		1,772,962

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	143

JPMorgan U.S. Dividend ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued

Tobacco — 1.1%

Altria Group, Inc.	4,380	196,180

Philip Morris International, Inc.	2,840	231,290

		427,470

Travel & Leisure — 3.9%

Cinemark Holdings, Inc.	4,812	176,119

Copa Holdings SA, Class A (Panama)	2,054	208,974

Darden Restaurants, Inc.	1,915	214,997

Extended Stay America, Inc.	10,318	146,619

International Game Technology plc (a)	9,139	121,000

Las Vegas Sands Corp.	3,183	196,837

McDonald’s Corp.	995	195,716

Six Flags Entertainment Corp.	3,485	147,032

Wendy’s Co. (The)	3,078	65,192

Wyndham Destinations, Inc.	2,624	121,780

		1,594,266

Total Common Stocks (Cost $38,603,633)		40,549,595

Short-Term Investments — 2.0%

Investment Companies — 0.4%

JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 1.64% (b) (c) (Cost $149,529)	149,529	149,529

INVESTMENTS	SHARES	VALUE($)

Investment of Cash Collateral From Securities Loaned — 1.6%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.70% (b) (c) (Cost $654,469)	654,469	654,469

Total Short-Term Investments (Cost $803,998)		803,998

Total Investments — 101.8% (Cost $39,407,631)		41,353,593

Liabilities in Excess of Other Assets — (1.8%)		(722,068)

NET ASSETS — 100.0%		40,631,525

Percentages indicated are based on net assets.

Abbreviations

REIT	RealEstate Investment Trust

(a)	The security or a portion of this security is on loan at October 31, 2019. The total value of securities on loan at October 31, 2019 is $628,762.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	Therate shown is the current yield as of October 31, 2019.
*	Non-incomeproducing security.

Futures contracts outstanding as of October 31, 2019:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)($)

Long Contracts

S&P 500 Mic E-Mini Index	8	12/2019	USD	121,430	1,695

Abbreviations

USD	UnitedStates Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

144	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2019

JPMorgan U.S. Minimum Volatility ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019

INVESTMENTS	SHARES	VALUE($)
Common Stocks — 99.8%

Aerospace & Defense — 1.0%

Lockheed Martin Corp.	1,598	601,934

Raytheon Co.	2,561	543,470

		1,145,404

Automobiles & Parts — 0.7%

Genuine Parts Co.	5,881	603,273

WABCO Holdings, Inc.*	1,086	146,197

		749,470

Banks — 0.7%

TFS Financial Corp.	9,539	183,721

US Bancorp	9,290	529,716

		713,437

Beverages — 2.5%

Brown-Forman Corp., Class B	9,892	648,124

Coca-Cola Co. (The)	11,651	634,164

Constellation Brands, Inc., Class A	2,079	395,696

Molson Coors Brewing Co., Class B	6,035	318,165

PepsiCo, Inc.	4,686	642,779

		2,638,928

Chemicals — 5.1%

Air Products & Chemicals, Inc.	2,799	596,915

Ashland Global Holdings, Inc.	7,027	543,679

Avery Dennison Corp.	4,397	562,200

Ecolab, Inc.	3,094	594,265

International Flavors & Fragrances, Inc.	3,778	460,954

Linde plc (United Kingdom)	3,313	657,133

NewMarket Corp.	558	270,903

PPG Industries, Inc.	4,785	598,699

RPM International, Inc.	8,834	639,847

Scotts Miracle-Gro Co. (The)	3,861	387,606

WR Grace & Co.	3,547	235,698

		5,547,899

Electricity — 11.3%

Alliant Energy Corp.	12,141	647,601

American Electric Power Co., Inc.	6,975	658,370

Avangrid, Inc.	7,237	362,212

CMS Energy Corp.	10,102	645,720

Consolidated Edison, Inc.	7,158	660,111

Dominion Energy, Inc.	8,196	676,580

DTE Energy Co.	4,910	625,141

Entergy Corp.	5,643	685,512

Evergy, Inc.	9,800	626,318

Eversource Energy	7,947	665,482

Exelon Corp.	13,473	612,887

INVESTMENTS	SHARES	VALUE($)

Electricity — continued

FirstEnergy Corp.	13,008	628,547

Hawaiian Electric Industries, Inc.	7,981	360,342

IDACORP, Inc.	2,235	240,531

NextEra Energy, Inc.	2,915	694,761

Pinnacle West Capital Corp.	6,276	590,697

PPL Corp.	17,976	602,016

Public Service Enterprise Group, Inc.	10,523	666,211

Southern Co. (The)	10,940	685,500

Vistra Energy Corp.	2,569	69,440

Xcel Energy, Inc.	9,925	630,337

		12,034,316

Electronic & Electrical Equipment — 0.5%

Hubbell, Inc.	2,532	358,784

Waters Corp.*	1,206	255,214

		613,998

Fixed Line Telecommunications — 2.2%

AT&T, Inc.	18,199	700,480

CenturyLink, Inc.	31,678	409,913

Verizon Communications, Inc.	10,941	661,602

Zayo Group Holdings, Inc.*	18,260	623,397

		2,395,392

Food & Drug Retailers — 1.5%

AmerisourceBergen Corp.	5,800	495,204

CVS Health Corp.	7,117	472,498

Sysco Corp.	8,571	684,566

		1,652,268

Food Producers — 7.6%

Archer-Daniels-Midland Co.	16,717	702,783

Campbell Soup Co.	8,806	407,806

Conagra Brands, Inc.	18,086	489,226

Flowers Foods, Inc.	4,497	97,675

General Mills, Inc.	10,943	556,561

Hershey Co. (The)	3,987	585,571

Hormel Foods Corp.	14,791	604,804

Ingredion, Inc.	6,811	538,069

JM Smucker Co. (The)	4,136	437,092

Kellogg Co.	9,327	592,544

Kraft Heinz Co. (The)	6,464	208,981

Lamb Weston Holdings, Inc.	8,338	650,698

McCormick & Co., Inc. (Non-Voting)	3,805	611,425

Mondelez International, Inc., Class A	11,563	606,479

Post Holdings, Inc.*	2,634	271,039

Tyson Foods, Inc., Class A	6,467	535,403

US Foods Holding Corp.*	5,029	199,500

		8,095,656

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	145

JPMorgan U.S. Minimum Volatility ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued

Gas, Water & Multiutilities — 5.7%

Ameren Corp.	8,251	641,103

American Water Works Co., Inc.	5,005	616,966

Aqua America, Inc.	12,391	561,684

Atmos Energy Corp.	5,776	649,684

CenterPoint Energy, Inc.	19,013	552,708

Duke Energy Corp.	6,863	646,906

National Fuel Gas Co.	4,192	189,940

NiSource, Inc.	19,867	557,070

Sempra Energy	3,821	552,173

UGI Corp.	10,814	515,503

WEC Energy Group, Inc.	6,656	628,326

		6,112,063

General Industrials — 0.7%

3M Co.	2,393	394,821

Honeywell International, Inc.	1,385	239,231

Sonoco Products Co.	1,644	94,859

		728,911

General Retailers — 5.9%

AutoZone, Inc.*	578	661,452

Bright Horizons Family Solutions, Inc.*	3,189	473,631

Copart, Inc.*	6,524	539,143

Costco Wholesale Corp.	2,170	644,729

Dollar Tree, Inc.*	2,615	288,696

Home Depot, Inc. (The)	2,818	661,046

O’Reilly Automotive, Inc.*	843	367,135

Rollins, Inc.	4,548	173,324

Service Corp. International	11,367	516,971

Target Corp.	5,957	636,863

TJX Cos., Inc. (The)	10,953	631,440

Walmart, Inc.	5,600	656,656

		6,251,086

Health Care Equipment & Services — 11.2%

Anthem, Inc.	1,971	530,357

Baxter International, Inc.	7,189	551,396

Becton Dickinson and Co.	2,282	584,192

Bio-Rad Laboratories, Inc., Class A*	317	105,124

Cigna Corp.	2,682	478,630

Cooper Cos., Inc. (The) (a)	1,976	575,016

Dentsply Sirona, Inc.	2,000	109,560

Henry Schein, Inc.*	5,954	372,631

Hill-Rom Holdings, Inc.	5,498	575,586

Humana, Inc.	1,261	370,986

IDEXX Laboratories, Inc.*	2,182	621,892

Laboratory Corp. of America Holdings*	3,347	551,485

INVESTMENTS	SHARES	VALUE($)

Health Care Equipment & Services — continued

MEDNAX, Inc.*	971	21,323

Medtronic plc	5,928	645,559

Quest Diagnostics, Inc.	5,670	574,087

ResMed, Inc.	4,571	676,142

STERIS plc	4,092	579,305

Stryker Corp.	2,894	625,885

Teleflex, Inc.	1,735	602,756

Thermo Fisher Scientific, Inc.	2,225	671,905

UnitedHealth Group, Inc.	2,163	546,590

Varian Medical Systems, Inc.*	4,342	524,557

West Pharmaceutical Services, Inc.	4,031	579,819

Zimmer Biomet Holdings, Inc.	4,144	572,825

		12,047,608

Household Goods & Home Construction — 2.8%

Church & Dwight Co., Inc.	7,908	553,086

Clorox Co. (The)	3,535	522,084

Leggett & Platt, Inc.	11,155	572,251

NVR, Inc.*	162	589,128

Procter & Gamble Co. (The)	5,347	665,755

Stanley Black & Decker, Inc.	1,527	231,081

		3,133,385

Industrial Engineering — 0.1%

Snap-on, Inc.	400	65,068

Industrial Transportation — 0.4%

United Parcel Service, Inc., Class B	4,190	482,562

Leisure Goods — 1.5%

Garmin Ltd.	6,454	605,063

Hasbro, Inc.	3,203	311,684

Pool Corp.	3,081	638,999

		1,555,746

Life Insurance — 0.4%

Aflac, Inc.	7,630	405,611

Media — 1.1%

Graham Holdings Co., Class B	364	229,196

Omnicom Group, Inc.	3,619	279,351

Walt Disney Co. (The)	4,595	596,982

		1,105,529

Mobile Telecommunications — 1.3%

Telephone & Data Systems, Inc.	15,893	414,649

T-Mobile US, Inc.*	8,150	673,679

United States Cellular Corp.*	8,765	326,233

		1,414,561

SEE NOTES TO FINANCIAL STATEMENTS.

146	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2019

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued

Nonlife Insurance — 6.9%

Allstate Corp. (The)	5,574	593,185

American Financial Group, Inc.	4,835	503,033

Aon plc	742	143,325

Arch Capital Group Ltd.*	16,119	673,130

Arthur J Gallagher & Co.	3,033	276,670

Berkshire Hathaway, Inc., Class B*	2,994	636,465

Brown & Brown, Inc.	13,184	496,773

Chubb Ltd.	3,416	520,667

Cincinnati Financial Corp.	5,663	641,108

Everest Re Group Ltd.	1,428	367,125

Markel Corp.*	490	573,790

Marsh & McLennan Cos., Inc.	6,227	645,242

RenaissanceRe Holdings Ltd. (Bermuda)	3,369	630,609

White Mountains Insurance Group Ltd.	280	299,880

WR Berkley Corp.	6,187	432,471

		7,433,473

Oil & Gas Producers — 2.5%

Chevron Corp.	4,642	539,122

ConocoPhillips	6,001	331,255

EOG Resources, Inc.	939	65,082

Exxon Mobil Corp.	7,775	525,357

Occidental Petroleum Corp.	4,348	176,094

Phillips 66	5,275	616,225

Valero Energy Corp.	4,642	450,181

		2,703,316

Oil Equipment, Services & Distribution — 2.5%

Halliburton Co.	8,825	169,881

Kinder Morgan, Inc.	28,915	577,722

OGE Energy Corp.	13,831	595,563

ONEOK, Inc.	7,390	516,044

Schlumberger Ltd.	8,140	266,097

Williams Cos., Inc. (The)	22,320	497,959

		2,623,266

Personal Goods — 2.8%

Colgate-Palmolive Co.	8,515	584,129

Estee Lauder Cos., Inc. (The), Class A	3,194	594,946

Kimberly-Clark Corp.	4,482	595,568

NIKE, Inc., Class B	6,930	620,582

VF Corp.	6,446	530,441

		2,925,666

Pharmaceuticals & Biotechnology — 5.7%

Abbott Laboratories	7,501	627,159

Amgen, Inc.	2,616	557,862

INVESTMENTS	SHARES	VALUE($)

Pharmaceuticals & Biotechnology — continued

Bio-Techne Corp.	2,991	622,636

Bristol-Myers Squibb Co.	7,313	419,547

Eli Lilly & Co.	4,711	536,819

IQVIA Holdings, Inc.*	4,073	588,223

Johnson & Johnson	4,222	557,473

Merck & Co., Inc.	7,388	640,244

Pfizer, Inc.	13,187	505,985

QIAGEN NV*	10,011	298,428

Zoetis, Inc.	5,047	645,612

		5,999,988

Real Estate Investment Trusts — 6.1%

AGNC Investment Corp.	35,706	608,787

American Tower Corp.	2,753	600,374

Annaly Capital Management, Inc.	63,422	569,530

Apple Hospitality REIT, Inc.	18,593	306,413

Camden Property Trust	360	41,173

Chimera Investment Corp.	13,085	265,102

Crown Castle International Corp.	4,395	609,982

Equity Commonwealth	7,462	240,127

Equity LifeStyle Properties, Inc.	4,998	349,560

Federal Realty Investment Trust	2,958	402,318

Gaming and Leisure Properties, Inc.	13,304	536,950

MFA Financial, Inc.	30,889	234,447

National Retail Properties, Inc.	3,274	192,871

Regency Centers Corp.	1,797	120,830

Starwood Property Trust, Inc.	25,638	630,695

Two Harbors Investment Corp.	40,063	555,674

WP Carey, Inc.	2,318	213,395

		6,478,228

Software & Computer Services — 3.5%

Amdocs Ltd.	8,277	539,660

ANSYS, Inc.*	3,080	678,062

CDK Global, Inc.	8,077	408,212

Cognizant Technology Solutions Corp., Class A	888	54,115

International Business Machines Corp.	2,257	301,829

Intuit, Inc.	2,195	565,212

Microsoft Corp.	4,779	685,165

Synopsys, Inc.*	4,493	609,925

		3,842,180

Support Services — 2.1%

Automatic Data Processing, Inc.	3,695	599,440

Jack Henry & Associates, Inc.	1,627	230,318

Paychex, Inc.	2,305	192,790

Republic Services, Inc.	7,134	624,296

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	147

JPMorgan U.S. Minimum Volatility ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued

Support Services — continued

Verisk Analytics, Inc.	398	57,591

Waste Management, Inc.	5,345	599,763

		2,304,198

Technology Hardware & Equipment — 1.4%

L3Harris Technologies, Inc.	3,016	622,231

Motorola Solutions, Inc.	3,493	580,956

Texas Instruments, Inc.	2,651	312,792

		1,515,979

Tobacco — 0.8%

Altria Group, Inc.	8,918	399,437

Philip Morris International, Inc.	5,484	446,617

		846,054

Travel & Leisure — 1.3%

Choice Hotels International, Inc.	3,631	321,271

McDonald’s Corp.	2,939	578,101

Yum! Brands, Inc.	5,413	550,556

		1,449,928

Total Common Stocks (Cost $102,224,158)		107,011,174

Short-Term Investments — 0.5%

Investment Companies — 0.1%

JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 1.64% (b) (c) (Cost $138,939)	138,939	138,939

INVESTMENTS	SHARES	VALUE($)

Investment of Cash Collateral From Securities Loaned — 0.4%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.70% (b) (c) (Cost $387,400)	387,400	387,400

Total Short-Term Investments (Cost $526,339)		526,339

Total Investments — 100.3% (Cost $102,750,497)		107,537,513

Liabilities in Excess of Other Assets — (0.3%)		(292,855)

NET ASSETS — 100.0%		107,244,658

Percentages indicated are based on net assets.

Abbreviations

REIT	RealEstate Investment Trust

(a)	The security or a portion of this security is on loan at October 31, 2019. The total value of securities on loan at October 31, 2019 is $378,300.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	Therate shown is the current yield as of October 31, 2019.
*	Non-incomeproducing security.

Futures contracts outstanding as of October 31, 2019:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)($)

Long Contracts

S&P 500 Mic E-Mini Index	9	12/2019	USD	136,609	2,500

Abbreviations

USD	UnitedStates Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

148	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2019

JPMorgan U.S. Momentum Factor ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019

INVESTMENTS	SHARES	VALUE($)
Common Stocks — 99.8%

Aerospace & Defense — 2.2%

Boeing Co. (The)	2,249	764,457

HEICO Corp.	940	115,940

Teledyne Technologies, Inc.*	507	167,107

TransDigm Group, Inc.	407	214,196

		1,261,700

Alternative Energy — 0.1%

First Solar, Inc.*	1,208	62,562

Automobiles & Parts — 0.3%

Gentex Corp.	5,278	148,048

Banks — 0.8%

Popular, Inc. (Puerto Rico)	1,454	79,185

TCF Financial Corp.	1,449	57,375

US Bancorp	5,717	325,983

		462,543

Beverages — 0.7%

Coca-Cola Co. (The)	3,971	216,142

Monster Beverage Corp.*	3,093	173,610

		389,752

Chemicals — 2.2%

Air Products & Chemicals, Inc.	690	147,149

Ashland Global Holdings, Inc.	1,222	94,546

Avery Dennison Corp.	1,183	151,258

CF Industries Holdings, Inc.	3,206	145,392

Ecolab, Inc.	1,539	295,596

FMC Corp.	1,734	158,661

RPM International, Inc.	1,787	129,433

WR Grace & Co.	1,269	84,325

		1,206,360

Construction & Materials — 0.2%

Armstrong World Industries, Inc.	731	68,371

Lennox International, Inc. (a)	176	43,535

		111,906

Electricity — 2.4%

American Electric Power Co., Inc.	1,572	148,381

DTE Energy Co.	1,158	147,436

Entergy Corp.	1,782	216,477

Eversource Energy	2,511	210,271

NextEra Energy, Inc.	2,333	556,047

Southern Co. (The)	1,322	82,837

		1,361,449

INVESTMENTS	SHARES	VALUE($)

Electronic & Electrical Equipment — 0.6%

Keysight Technologies, Inc.*	1,884	190,115

Zebra Technologies Corp., Class A*	730	173,645

		363,760

Financial Services — 7.2%

American Express Co.	2,892	339,173

CME Group, Inc.	1,858	382,283

Credit Acceptance Corp.*	238	104,199

Element Solutions, Inc.*	1,300	14,118

LPL Financial Holdings, Inc.	1,666	134,679

MarketAxess Holdings, Inc.	296	109,103

Mastercard, Inc., Class A	3,834	1,061,289

Moody’s Corp.	1,172	258,649

MSCI, Inc.	814	190,932

S&P Global, Inc.	1,380	356,026

Visa, Inc., Class A	6,335	1,133,078

		4,083,529

Fixed Line Telecommunications — 2.0%

AT&T, Inc.	2,642	101,690

Verizon Communications, Inc.	16,738	1,012,147

		1,113,837

Food & Drug Retailers — 0.7%

Casey’s General Stores, Inc.	622	106,244

Sysco Corp.	3,291	262,852

		369,096

Food Producers — 1.3%

Hershey Co. (The)	1,261	185,203

Hormel Foods Corp.	3,502	143,197

Lamb Weston Holdings, Inc.	1,891	147,573

McCormick & Co., Inc. (Non-Voting)	1,142	183,508

TreeHouse Foods, Inc.*	1,287	69,524

		729,005

Gas, Water & Multiutilities — 1.1%

Ameren Corp.	577	44,833

American Water Works Co., Inc.	1,578	194,520

Atmos Energy Corp.	1,391	156,460

WEC Energy Group, Inc.	2,409	227,410

		623,223

General Industrials — 1.1%

AptarGroup, Inc.	534	63,092

Ball Corp.	2,674	187,100

Crown Holdings, Inc.*	2,238	163,016

Danaher Corp.	1,533	211,278

		624,486

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	149

JPMorgan U.S. Momentum Factor ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued

General Retailers — 7.4%

Amazon.com, Inc.*	561	996,706

AutoZone, Inc.*	198	226,587

Bright Horizons Family Solutions, Inc.*	922	136,936

Burlington Stores, Inc.*	810	155,658

Copart, Inc.*	2,242	185,279

Costco Wholesale Corp.	1,628	483,695

Dollar General Corp.	1,688	270,654

frontdoor, Inc.*	658	31,735

Home Depot, Inc. (The)	4,504	1,056,548

O’Reilly Automotive, Inc.*	252	109,748

Rollins, Inc.	340	12,958

Ross Stores, Inc.	430	47,158

Service Corp. International	1,200	54,576

ServiceMaster Global Holdings, Inc.*	1,612	65,093

TJX Cos., Inc. (The)	6,658	383,834

		4,217,165

Health Care Equipment & Services — 8.5%

Anthem, Inc.	1,281	344,691

Becton Dickinson and Co.	1,399	358,144

Boston Scientific Corp.*	7,947	331,390

Bruker Corp. (a)	862	38,359

Chemed Corp.	335	131,960

Cooper Cos., Inc. (The)	472	137,352

DexCom, Inc.*	1,009	155,628

Edwards Lifesciences Corp.*	1,317	313,947

HCA Healthcare, Inc.	1,804	240,906

Hill-Rom Holdings, Inc.	772	80,821

IDEXX Laboratories, Inc.*	730	208,057

Insulet Corp.* (a)	734	106,665

Intuitive Surgical, Inc.*	600	331,770

Masimo Corp.*	698	101,761

Molina Healthcare, Inc.*	1,003	117,993

ResMed, Inc.	1,359	201,023

STERIS plc	1,064	150,631

Stryker Corp.	1,163	251,522

Teleflex, Inc.	478	166,062

Thermo Fisher Scientific, Inc.	1,197	361,470

UnitedHealth Group, Inc.	1,980	500,346

WellCare Health Plans, Inc.*	562	166,689

West Pharmaceutical Services, Inc.	580	83,427

		4,880,614

Household Goods & Home Construction — 2.3%

Church & Dwight Co., Inc.	2,361	165,128

Procter & Gamble Co. (The)	7,715	960,595

INVESTMENTS	SHARES	VALUE($)

Household Goods & Home Construction — continued

PulteGroup, Inc.	3,880	152,251

Wayfair, Inc., Class A*	877	72,116

		1,350,090

Industrial Engineering — 0.3%

Ingersoll-Rand plc	578	73,343

Xylem, Inc.	1,499	114,958

		188,301

Industrial Transportation — 1.1%

CSX Corp.	4,389	308,415

Norfolk Southern Corp.	1,567	285,194

		593,609

Leisure Goods — 1.1%

Garmin Ltd.	1,708	160,125

Hasbro, Inc.	1,183	115,118

Pool Corp.	720	149,328

Take-Two Interactive Software, Inc.*	1,267	152,483

		577,054

Life Insurance — 0.0% (b)

Globe Life, Inc.	159	15,475

Media — 1.0%

Cable One, Inc.	101	133,862

Dolby Laboratories, Inc., Class A	186	11,965

FactSet Research Systems, Inc.	214	54,253

Fox Corp., Class A	2,013	64,497

Graham Holdings Co., Class B	58	36,520

Roku, Inc.*	1,072	157,799

Sinclair Broadcast Group, Inc., Class A	2,235	89,042

		547,938

Mobile Telecommunications — 0.2%

Telephone & Data Systems, Inc.	314	8,192

T-Mobile US, Inc.*	1,235	102,085

		110,277

Nonlife Insurance — 5.1%

Aon plc	1,504	290,513

Arthur J Gallagher & Co.	1,968	179,521

Berkshire Hathaway, Inc., Class B*	5,370	1,141,555

Brown & Brown, Inc.	4,010	151,097

CNA Financial Corp.	432	19,371

Erie Indemnity Co., Class A	413	76,104

First American Financial Corp.	1,041	64,313

Hanover Insurance Group, Inc. (The)	231	30,425

Marsh & McLennan Cos., Inc.	2,802	290,343

SEE NOTES TO FINANCIAL STATEMENTS.

150	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2019

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued

Nonlife Insurance — continued

Old Republic International Corp.	2,476	55,314

Progressive Corp. (The)	3,585	249,874

Reinsurance Group of America, Inc.	805	130,788

Travelers Cos., Inc. (The)	1,628	213,366

		2,892,584

Oil & Gas Producers — 2.5%

Cabot Oil & Gas Corp.	5,865	109,324

Chevron Corp.	5,702	662,230

ConocoPhillips	1,901	104,935

Diamondback Energy, Inc.	1,158	99,310

EOG Resources, Inc.	2,433	168,631

Hess Corp.	2,836	186,467

WPX Energy, Inc.*	6,915	69,012

		1,399,909

Oil Equipment, Services & Distribution — 1.5%

Kinder Morgan, Inc.	12,944	258,621

OGE Energy Corp.	3,335	143,605

ONEOK, Inc.	3,221	224,923

Targa Resources Corp.	2,530	98,366

Williams Cos., Inc. (The)	8,696	194,008

		919,523

Personal Goods — 2.6%

Columbia Sportswear Co.	1,159	104,832

Estee Lauder Cos., Inc. (The), Class A	1,418	264,131

Lululemon Athletica, Inc.*	1,080	220,612

NIKE, Inc., Class B	5,904	528,703

Under Armour, Inc., Class A*	5,003	103,312

Under Armour, Inc., Class C*	5,322	98,457

VF Corp.	1,670	137,424

		1,457,471

Pharmaceuticals & Biotechnology — 4.1%

Bio-Techne Corp.	416	86,599

Eli Lilly & Co.	4,218	480,641

Exact Sciences Corp.*	1,270	110,490

Guardant Health, Inc.*	1,447	100,567

IQVIA Holdings, Inc.*	1,433	206,954

Merck & Co., Inc.	11,194	970,072

Zoetis, Inc.	2,747	351,396

		2,306,719

Real Estate Investment Trusts — 6.1%

Alexandria Real Estate Equities, Inc.	1,104	175,260

American Tower Corp.	964	210,229

INVESTMENTS	SHARES	VALUE($)

Real Estate Investment Trusts — continued

Apartment Investment & Management Co., Class A	2,222	121,943

Chimera Investment Corp.	4,860	98,464

CoreSite Realty Corp.	487	57,223

CyrusOne, Inc.	1,402	99,935

EPR Properties	914	71,100

Equity LifeStyle Properties, Inc.	2,370	165,758

Equity Residential	2,784	246,829

HCP, Inc.	5,181	194,909

Life Storage, Inc.	715	77,878

Medical Properties Trust, Inc.	7,299	151,308

National Retail Properties, Inc.	2,628	154,816

Omega Healthcare Investors, Inc.	3,622	159,513

Prologis, Inc.	3,807	334,102

Realty Income Corp.	2,676	218,870

STORE Capital Corp.	3,836	155,358

Sun Communities, Inc.	879	142,969

UDR, Inc.	3,135	157,534

Welltower, Inc.	2,860	259,373

WP Carey, Inc.	1,846	169,943

		3,423,314

Software & Computer Services — 14.2%

Adobe, Inc.*	2,205	612,836

Akamai Technologies, Inc.*	1,884	162,966

Alteryx, Inc., Class A*	976	89,304

Anaplan, Inc.*	2,427	114,554

ANSYS, Inc.*	882	194,172

Aspen Technology, Inc.*	1,114	128,233

Atlassian Corp. plc, Class A*	1,259	152,075

Avalara, Inc.*	1,537	109,127

Black Knight, Inc.*	1,261	80,956

CACI International, Inc., Class A*	597	133,579

Cadence Design Systems, Inc.*	2,729	178,340

CDW Corp.	1,556	199,028

Cerence, Inc.*	455	7,052

Ceridian HCM Holding, Inc.*	2,279	109,962

Coupa Software, Inc.*	1,058	145,464

Elastic NV*	1,461	105,207

EPAM Systems, Inc.*	806	141,824

Fortinet, Inc.*	1,782	145,340

HubSpot, Inc.* (a)	712	110,431

IAC/InterActiveCorp*	726	164,984

Intuit, Inc.	1,352	348,140

Leidos Holdings, Inc.	1,823	157,197

Manhattan Associates, Inc.*	1,622	121,569

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	151

JPMorgan U.S. Momentum Factor ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued

Software & Computer Services — continued

Match Group, Inc. (a)	1,554	113,426

Microsoft Corp.	8,331	1,194,415

MongoDB, Inc.*	919	117,421

Nuance Communications, Inc.*	3,699	60,368

Okta, Inc.*	1,297	141,464

Paycom Software, Inc.*	659	139,398

RealPage, Inc.* (a)	1,556	94,216

RingCentral, Inc., Class A*	1,075	173,634

salesforce.com, Inc.*	3,895	609,529

ServiceNow, Inc.*	1,152	284,844

Smartsheet, Inc., Class A*	2,680	105,592

Switch, Inc., Class A	2,647	39,096

Synopsys, Inc.*	1,381	187,471

Twilio, Inc., Class A*	1,336	129,004

Veeva Systems, Inc., Class A*	1,205	170,905

VeriSign, Inc.*	952	180,899

VMware, Inc., Class A	905	143,234

Workday, Inc., Class A*	1,134	183,889

Zendesk, Inc.*	1,691	119,469

Zscaler, Inc.*	1,892	83,210

		7,983,824

Support Services — 6.8%

Automatic Data Processing, Inc.	2,340	379,618

Booz Allen Hamilton Holding Corp.	2,037	143,344

Broadridge Financial Solutions, Inc.	1,268	158,779

Cintas Corp.	760	204,189

CoStar Group, Inc.*	331	181,891

Euronet Worldwide, Inc.*	937	131,245

Fair Isaac Corp.*	434	131,953

Fidelity National Information Services, Inc.	2,346	309,109

Fiserv, Inc.*	2,752	292,097

Jack Henry & Associates, Inc.	173	24,490

Paychex, Inc.	2,506	209,602

PayPal Holdings, Inc.*	5,379	559,954

Republic Services, Inc.	2,084	182,371

TransUnion	1,325	109,472

Verisk Analytics, Inc.	1,309	189,412

Waste Management, Inc.	2,587	290,287

WEX, Inc.*	737	139,426

Willis Towers Watson plc	1,080	201,852

		3,839,091

Technology Hardware & Equipment — 7.3%

Advanced Micro Devices, Inc.*	7,460	253,118

Broadcom, Inc.	1,903	557,294

Ciena Corp.*	3,376	125,317

INVESTMENTS	SHARES	VALUE($)

Technology Hardware & Equipment — continued

Cisco Systems, Inc.	18,844	895,279

Cypress Semiconductor Corp.	6,383	148,532

Entegris, Inc.	1,594	76,512

KLA Corp.	1,391	235,135

L3Harris Technologies, Inc.	1,393	287,390

Lam Research Corp.	1,116	302,481

Motorola Solutions, Inc.	1,268	210,894

Teradyne, Inc.	2,810	172,028

Texas Instruments, Inc.	3,951	466,178

Ubiquiti, Inc. (a)	1,092	138,236

ViaSat, Inc.*	1,668	114,825

Xilinx, Inc.	2,068	187,650

		4,170,869

Travel & Leisure — 4.8%

Chipotle Mexican Grill, Inc.*	234	182,089

Choice Hotels International, Inc.	739	65,387

Darden Restaurants, Inc.	1,377	154,596

Hilton Worldwide Holdings, Inc.	2,035	197,313

Hyatt Hotels Corp., Class A	324	24,216

Live Nation Entertainment, Inc.*	2,130	150,165

McDonald’s Corp.	3,466	681,762

Planet Fitness, Inc., Class A*	1,738	110,641

Starbucks Corp.	5,794	489,941

United Airlines Holdings, Inc.*	1,549	140,711

Vail Resorts, Inc.	156	36,250

Wendy’s Co. (The)	5,860	124,115

Yum China Holdings, Inc. (China)	3,958	168,215

Yum! Brands, Inc.	2,148	218,473

		2,743,874

Total Common Stocks (Cost $57,669,701)		56,528,957

Short-Term Investments — 1.2%

Investment Companies — 0.2%

JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 1.64% (c) (d) (Cost $87,612)	87,612	87,612

Investment of Cash Collateral From Securities Loaned — 1.0%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.70% (c) (d) (Cost $561,328)	561,328	561,328

Total Short-Term Investments (Cost $648,940)		648,940

Total Investments — 101.0% (Cost $58,318,641)		57,177,897

Liabilities in Excess of Other Assets — (1.0%)		(557,308)

NET ASSETS — 100.0%		56,620,589

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

152	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2019

(a)	The security or a portion of this security is on loan at October 31, 2019. The total value of securities on loan at October 31, 2019 is $541,227.
(b)	Amountrounds to less than 0.1% of net assets.

(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	Therate shown is the current yield as of October 31, 2019.
*	Non-incomeproducing security.

Futures contracts outstanding as of October 31, 2019:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)($)

Long Contracts

S&P 500 Mic E-Mini Index	4	12/2019	USD	60,715	1,316

Abbreviations

USD	UnitedStates Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	153

JPMorgan U.S. Quality Factor ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019

INVESTMENTS	SHARES	VALUE($)
Common Stocks — 99.7%

Aerospace & Defense — 1.3%

Boeing Co. (The)	4,062	1,380,715

Spirit AeroSystems Holdings, Inc., Class A	116	9,491

		1,390,206

Banks — 1.2%

Bank of Hawaii Corp.	2,726	238,007

Commerce Bancshares, Inc.	3,882	249,845

US Bancorp	13,935	794,574

		1,282,426

Beverages — 2.8%

Brown-Forman Corp., Class B	3,702	242,555

Coca-Cola Co. (The)	20,920	1,138,676

Monster Beverage Corp.*	5,857	328,753

PepsiCo, Inc.	9,443	1,295,296

		3,005,280

Chemicals — 1.8%

Air Products & Chemicals, Inc.	2,301	490,711

Celanese Corp.	2,700	327,105

CF Industries Holdings, Inc.	4,004	181,581

LyondellBasell Industries NV, Class A	3,730	334,581

NewMarket Corp.	487	236,434

PPG Industries, Inc.	2,906	363,599

		1,934,011

Construction & Materials — 0.3%

AO Smith Corp.	2,044	101,546

Watsco, Inc.	1,210	213,323

		314,869

Electricity — 2.2%

AES Corp.	4,824	82,249

Exelon Corp.	10,817	492,065

Hawaiian Electric Industries, Inc.	1,341	60,546

IDACORP, Inc.	1,271	136,785

NextEra Energy, Inc.	3,348	797,962

NRG Energy, Inc.	6,832	274,100

PG&E Corp.*	7,292	44,992

Pinnacle West Capital Corp.	2,871	270,219

Vistra Energy Corp.	6,650	179,750

		2,338,668

Electronic & Electrical Equipment — 0.6%

Allegion plc	1,078	125,091

Mettler-Toledo International, Inc.*	422	297,485

Waters Corp.*	1,353	286,322

		708,898

INVESTMENTS	SHARES	VALUE($)

Financial Services — 7.3%

American Express Co.	6,400	750,592

Cboe Global Markets, Inc.	2,104	242,275

Eaton Vance Corp.	5,575	254,220

Mastercard, Inc., Class A	6,968	1,928,812

Moody’s Corp.	2,113	466,318

MSCI, Inc.	1,250	293,200

Nasdaq, Inc.	2,897	289,034

S&P Global, Inc.	2,517	649,361

SEI Investments Co.	4,528	271,318

T. Rowe Price Group, Inc.	2,587	299,574

Visa, Inc., Class A	11,545	2,064,939

Western Union Co. (The)	12,385	310,368

		7,820,011

Fixed Line Telecommunications — 2.0%

AT&T, Inc.	2,468	94,993

CenturyLink, Inc.	9,104	117,806

Verizon Communications, Inc.	32,336	1,955,358

		2,168,157

Food Producers — 0.5%

Hershey Co. (The)	2,061	302,699

Hormel Foods Corp.	4,969	203,182

		505,881

Gas, Water & Multiutilities — 1.1%

Ameren Corp.	4,379	340,248

National Fuel Gas Co.	4,256	192,839

UGI Corp.	5,014	239,018

WEC Energy Group, Inc.	4,376	413,095

		1,185,200

General Industrials — 1.8%

3M Co.	5,191	856,463

Honeywell International, Inc.	6,281	1,084,917

		1,941,380

General Retailers — 7.2%

Copart, Inc.*	4,120	340,477

Costco Wholesale Corp.	3,443	1,022,950

eBay, Inc.	10,713	377,633

Foot Locker, Inc.	3,891	169,297

frontdoor, Inc.*	2,682	129,353

H&R Block, Inc.	8,903	222,486

Home Depot, Inc. (The)	8,599	2,017,154

Kohl’s Corp.	982	50,337

Lowe’s Cos., Inc.	7,323	817,320

Nordstrom, Inc. (a)	3,927	140,979

SEE NOTES TO FINANCIAL STATEMENTS.

154	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2019

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued

General Retailers — continued

O’Reilly Automotive, Inc.*	1,064	463,383

Ross Stores, Inc.	4,475	490,773

Target Corp.	5,424	579,880

TJX Cos., Inc. (The)	12,260	706,789

Tractor Supply Co.	766	72,785

Williams-Sonoma, Inc.	2,935	196,029

		7,797,625

Health Care Equipment & Services — 1.6%

Chemed Corp.	377	148,504

Edwards Lifesciences Corp.*	2,387	569,013

IDEXX Laboratories, Inc.*	1,312	373,933

ResMed, Inc.	2,487	367,877

Varian Medical Systems, Inc.*	2,103	254,064

		1,713,391

Household Goods & Home Construction — 0.9%

Church & Dwight Co., Inc.	2,594	181,424

Clorox Co. (The)	1,818	268,501

Procter & Gamble Co. (The)	4,261	530,537

		980,462

Industrial Engineering — 2.2%

Allison Transmission Holdings, Inc.	5,467	238,416

Donaldson Co., Inc.	3,482	183,641

Graco, Inc.	5,307	239,876

IDEX Corp.	1,793	278,865

Illinois Tool Works, Inc.	3,654	615,991

Lincoln Electric Holdings, Inc.	2,251	201,622

Rockwell Automation, Inc.	1,908	328,157

Toro Co. (The)	3,522	271,652

		2,358,220

Industrial Metals & Mining — 0.1%

Southern Copper Corp. (Peru)	2,945	104,783

Industrial Transportation — 1.7%

CH Robinson Worldwide, Inc.	3,408	257,781

Landstar System, Inc.	2,146	242,820

Union Pacific Corp.	6,092	1,007,982

United Parcel Service, Inc., Class B	2,787	320,979

		1,829,562

Leisure Goods — 0.1%

Electronic Arts, Inc.*	783	75,481

Life Insurance — 0.7%

Aflac, Inc.	8,949	475,729

Globe Life, Inc.	3,050	296,856

		772,585

INVESTMENTS	SHARES	VALUE($)

Media — 1.1%

Cable One, Inc.	110	145,791

Dolby Laboratories, Inc., Class A	3,182	204,698

FactSet Research Systems, Inc. (a)	967	245,154

Omnicom Group, Inc.	4,054	312,928

Sirius XM Holdings, Inc. (a)	43,358	291,366

		1,199,937

Mining — 0.2%

Royal Gold, Inc.	2,019	233,073

Mobile Telecommunications — 0.1%

Telephone & Data Systems, Inc.	2,283	59,563

Nonlife Insurance — 4.7%

Allstate Corp. (The)	4,256	452,924

American Financial Group, Inc.	2,513	261,453

Aon plc	2,702	521,918

Arch Capital Group Ltd.*	7,032	293,656

Arthur J Gallagher & Co.	3,581	326,659

Brown & Brown, Inc.	7,299	275,026

Chubb Ltd.	3,142	478,904

Cincinnati Financial Corp.	106	12,000

Erie Indemnity Co., Class A	1,044	192,378

Hartford Financial Services Group, Inc. (The)	3,594	205,146

Marsh & McLennan Cos., Inc.	5,573	577,474

Old Republic International Corp.	5,982	133,638

Progressive Corp. (The)	6,523	454,653

Reinsurance Group of America, Inc.	881	143,136

Travelers Cos., Inc. (The)	2,890	378,763

WR Berkley Corp.	3,930	274,707

		4,982,435

Oil & Gas Producers — 3.9%

Cabot Oil & Gas Corp.	10,681	199,094

Chevron Corp.	11,975	1,390,777

ConocoPhillips	11,746	648,379

Exxon Mobil Corp.	17,934	1,211,800

Occidental Petroleum Corp.	7,087	287,024

Phillips 66	3,470	405,365

		4,142,439

Oil Equipment, Services & Distribution — 0.3%

Schlumberger Ltd.	10,211	333,798

Personal Goods — 2.5%

Carter’s, Inc.	1,152	115,476

Colgate-Palmolive Co.	7,457	511,550

Estee Lauder Cos., Inc. (The), Class A	1,899	353,727

Kimberly-Clark Corp.	3,407	452,722

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	155

JPMorgan U.S. Quality Factor ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued

Personal Goods — continued

NIKE, Inc., Class B	11,069	991,229

VF Corp.	3,133	257,815

		2,682,519

Pharmaceuticals & Biotechnology — 11.4%

AbbVie, Inc.	12,824	1,020,149

Amgen, Inc.	5,180	1,104,635

Biogen, Inc.*	1,953	583,381

Bio-Techne Corp.	909	189,226

Bristol-Myers Squibb Co.	15,745	903,291

Celgene Corp.*	4,368	471,875

Eli Lilly & Co.	7,664	873,313

Gilead Sciences, Inc.	11,073	705,461

Incyte Corp.*	1,197	100,452

Johnson & Johnson	16,264	2,147,498

Merck & Co., Inc.	20,356	1,764,051

Pfizer, Inc.	40,122	1,539,481

Regeneron Pharmaceuticals, Inc.*	731	223,891

Vertex Pharmaceuticals, Inc.*	2,811	549,494

Zoetis, Inc.	480	61,402

		12,237,600

Real Estate Investment Trusts — 4.5%

AGNC Investment Corp.	12,399	211,403

American Tower Corp.	3,969	865,560

Brookfield Property REIT, Inc., Class A	5,775	109,147

Camden Property Trust	1,437	164,350

Chimera Investment Corp.	12,072	244,578

Equity LifeStyle Properties, Inc.	4,306	301,162

Equity Residential (a)	3,037	269,260

Federal Realty Investment Trust	1,395	189,734

Gaming and Leisure Properties, Inc.	6,381	257,537

Lamar Advertising Co., Class A	2,594	207,546

Medical Properties Trust, Inc.	13,281	275,315

MFA Financial, Inc.	18,471	140,195

New Residential Investment Corp.	9,633	152,587

Public Storage	1,820	405,605

Simon Property Group, Inc.	3,259	491,066

Starwood Property Trust, Inc.	10,805	265,803

Vornado Realty Trust	2,258	148,193

Weingarten Realty Investors	2,982	94,619

		4,793,660

Software & Computer Services — 13.3%

Adobe, Inc.*	3,990	1,108,941

Akamai Technologies, Inc.*	3,461	299,376

Alphabet, Inc., Class A*	1,618	2,036,738

INVESTMENTS	SHARES	VALUE($)

Software & Computer Services — continued

Aspen Technology, Inc.*	2,047	235,630

Cadence Design Systems, Inc.*	4,985	325,770

Cerner Corp.	4,481	300,765

Citrix Systems, Inc.	3,119	339,534

Cognizant Technology Solutions Corp., Class A	5,853	356,682

EPAM Systems, Inc.*	899	158,188

Facebook, Inc., Class A*	10,386	1,990,477

International Business Machines Corp.	7,723	1,032,797

Intuit, Inc.	2,459	633,193

Manhattan Associates, Inc.*	2,974	222,901

Match Group, Inc. (a)	1,620	118,244

Microsoft Corp.	15,143	2,171,052

Oracle Corp.	19,639	1,070,129

Palo Alto Networks, Inc.*	1,449	329,488

Paycom Software, Inc.*	776	164,147

Premier, Inc., Class A*	4,699	153,093

Proofpoint, Inc.* (a)	2,219	256,006

Veeva Systems, Inc., Class A*	2,203	312,451

VeriSign, Inc.*	1,756	333,675

VMware, Inc., Class A	1,650	261,146

		14,210,423

Support Services — 4.7%

Accenture plc, Class A	5,497	1,019,254

Automatic Data Processing, Inc.	4,224	685,259

Broadridge Financial Solutions, Inc.	2,236	279,992

Fiserv, Inc.*	5,006	531,337

Jack Henry & Associates, Inc.	1,764	249,712

MSC Industrial Direct Co., Inc., Class A	2,231	163,332

Paychex, Inc.	4,518	377,886

PayPal Holdings, Inc.*	7,383	768,570

Robert Half International, Inc.	4,467	255,825

Verisk Analytics, Inc.	2,403	347,714

WW Grainger, Inc.	862	266,220

		4,945,101

Technology Hardware & Equipment — 9.0%

Apple, Inc.	10,001	2,487,849

Cisco Systems, Inc.	34,326	1,630,828

Intel Corp.	28,480	1,609,974

Juniper Networks, Inc.	8,661	214,966

Lam Research Corp.	1,997	541,267

Maxim Integrated Products, Inc.	5,717	335,359

NetApp, Inc.	1,627	90,917

NVIDIA Corp.	4,539	912,430

Qorvo, Inc.*	2,212	178,862

SEE NOTES TO FINANCIAL STATEMENTS.

156	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2019

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued

Technology Hardware & Equipment — continued

Teradyne, Inc.	5,130	314,059

Texas Instruments, Inc.	8,223	970,232

Ubiquiti, Inc.	913	115,577

Xilinx, Inc.	3,378	306,520

		9,708,840

Tobacco — 1.1%

Altria Group, Inc.	13,673	612,413

Philip Morris International, Inc.	6,413	522,275

		1,134,688

Travel & Leisure — 5.5%

Booking Holdings, Inc.*	402	823,606

Choice Hotels International, Inc.	767	67,864

Darden Restaurants, Inc.	2,544	285,615

Expedia Group, Inc.	2,408	329,077

Hilton Worldwide Holdings, Inc.	4,190	406,263

Las Vegas Sands Corp.	5,937	367,144

Marriott International, Inc., Class A	3,499	442,799

McDonald’s Corp.	5,366	1,055,492

Six Flags Entertainment Corp.	3,206	135,261

Southwest Airlines Co.	7,354	412,780

Starbucks Corp.	10,504	888,218

TripAdvisor, Inc.*	4,498	181,719

Vail Resorts, Inc.	595	138,260

Yum! Brands, Inc.	3,061	311,334

		5,845,432

Total Common Stocks (Cost $99,180,085)		106,736,604

INVESTMENTS	SHARES	VALUE($)
Short-Term Investments – 1.1%

Investment Companies — 0.2%

JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 1.64% (b) (c) (Cost $260,405)	260,405	260,405

Investment of Cash Collateral From Securities Loaned — 0.9%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.70% (b) (c) (Cost $946,322)	946,322	946,322

Total Short-Term Investments (Cost $1,206,727)		1,206,727

Total Investments — 100.8% (Cost $100,386,812)		107,943,331

Liabilities in Excess of Other Assets — (0.8%)		(875,459)

NET ASSETS — 100.0%		107,067,872

Percentages indicated are based on net assets.

Abbreviations

REIT	RealEstate Investment Trust

(a)	The security or a portion of this security is on loan at October 31, 2019. The total value of securities on loan at October 31, 2019 is $928,985.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	Therate shown is the current yield as of October 31, 2019.
*	Non-incomeproducing security.

Futures contracts outstanding as of October 31, 2019:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)($)

Long Contracts

S&P 500 Mic E-Mini Index	17	12/2019	USD	258,039	3,452

Abbreviations

USD	UnitedStates Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	157

JPMorgan U.S. Value Factor ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019

INVESTMENTS	SHARES	VALUE($)
Common Stocks — 99.7%

Aerospace & Defense — 1.3%

General Dynamics Corp.	1,175	207,740

Textron, Inc.	2,158	99,462

United Technologies Corp.	4,064	583,509

		890,711

Automobiles & Parts — 1.9%

BorgWarner, Inc.	3,641	151,757

Ford Motor Co.	30,050	258,130

Gentex Corp.	5,785	162,269

Genuine Parts Co.	1,802	184,849

Goodyear Tire & Rubber Co. (The)	11,908	188,980

Harley-Davidson, Inc. (a)	4,585	178,402

Lear Corp.	1,372	161,580

		1,285,967

Banks — 8.2%

Associated Banc-Corp.	4,992	100,389

Bank of America Corp.	4,251	132,929

Bank OZK	3,240	90,914

BB&T Corp.	6,529	346,364

BOK Financial Corp.	605	46,676

Citigroup, Inc.	8,890	638,835

Citizens Financial Group, Inc.	6,253	219,856

Comerica, Inc.	1,776	116,186

Fifth Third Bancorp	7,937	230,808

First Horizon National Corp.	6,085	97,178

FNB Corp.	13,825	166,730

Huntington Bancshares, Inc.	12,411	175,367

KeyCorp	13,154	236,377

New York Community Bancorp, Inc.	14,287	166,444

PacWest Bancorp	4,278	158,243

People’s United Financial, Inc.	8,506	137,542

PNC Financial Services Group, Inc. (The)	3,174	465,626

Popular, Inc. (Puerto Rico)	3,012	164,034

Regions Financial Corp.	14,273	229,795

SunTrust Banks, Inc.	4,354	297,552

Umpqua Holdings Corp.	9,509	150,432

Wells Fargo & Co.	21,627	1,116,602

		5,484,879

Beverages — 0.5%

Keurig Dr Pepper, Inc.	5,030	141,645

Molson Coors Brewing Co., Class B	3,171	167,175

		308,820

Chemicals — 1.2%

Cabot Corp.	893	38,926

Chemours Co. (The)	5,052	82,903

INVESTMENTS	SHARES	VALUE($)

Chemicals — continued

DuPont de Nemours, Inc.	1,297	85,485

Eastman Chemical Co.	1,977	150,331

Huntsman Corp.	5,380	119,060

LyondellBasell Industries NV, Class A	2,617	234,745

Olin Corp.	4,324	79,302

		790,752

Construction & Materials — 0.5%

AECOM*	4,186	167,482

Owens Corning	2,636	161,534

		329,016

Electricity — 2.3%

Avangrid, Inc.	2,375	118,869

Consolidated Edison, Inc.	2,794	257,662

Exelon Corp.	6,644	302,236

Hawaiian Electric Industries, Inc.	2,515	113,552

Pinnacle West Capital Corp.	1,087	102,308

PPL Corp.	7,136	238,985

Public Service Enterprise Group, Inc.	2,581	163,403

Southern Co. (The)	3,606	225,952

		1,522,967

Electronic & Electrical Equipment — 1.6%

Arrow Electronics, Inc.*	930	73,730

Avnet, Inc.	1,892	74,848

Emerson Electric Co.	4,540	318,481

Hubbell, Inc.	1,183	167,631

nVent Electric plc	6,324	145,831

Regal Beloit Corp.	1,843	136,474

WESCO International, Inc.*	2,767	138,765

		1,055,760

Financial Services — 4.0%

Ally Financial, Inc.	4,882	149,536

Bank of New York Mellon Corp. (The)	7,116	332,673

Capital One Financial Corp.	3,803	354,630

Goldman Sachs Group, Inc. (The)	2,205	470,503

Invesco Ltd.	8,793	147,898

Janus Henderson Group plc (United Kingdom)	4,363	100,916

Jefferies Financial Group, Inc.	5,951	111,105

Legg Mason, Inc.	4,197	156,380

Morgan Stanley	8,954	412,332

Navient Corp.	11,364	156,482

State Street Corp.	4,219	278,750

		2,671,205

SEE NOTES TO FINANCIAL STATEMENTS.

158	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2019

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued

Fixed Line Telecommunications — 2.1%

AT&T, Inc.	19,492	750,247

CenturyLink, Inc.	6,274	81,186

Verizon Communications, Inc.	9,041	546,709

		1,378,142

Food & Drug Retailers — 1.9%

AmerisourceBergen Corp.	1,386	118,337

CVS Health Corp.	7,547	501,045

Kroger Co. (The)	7,847	193,350

McKesson Corp.	1,298	172,634

Walgreens Boots Alliance, Inc.	5,375	294,443

		1,279,809

Food Producers — 2.2%

Archer-Daniels-Midland Co.	5,147	216,380

Bunge Ltd.	2,239	120,906

Flowers Foods, Inc.	6,226	135,229

General Mills, Inc.	4,840	246,162

Ingredion, Inc.	1,876	148,204

JM Smucker Co. (The)	1,461	154,399

Kraft Heinz Co. (The)	7,528	243,380

Tyson Foods, Inc., Class A	2,552	211,280

		1,475,940

Forestry & Paper — 0.3%

Domtar Corp.	2,775	100,982

International Paper Co.	3,109	135,801

		236,783

Gas, Water & Multiutilities — 0.9%

CenterPoint Energy, Inc.	6,382	185,525

Duke Energy Corp.	4,412	415,875

National Fuel Gas Co.	728	32,986

		634,386

General Industrials — 2.2%

Carlisle Cos., Inc.	1,099	167,345

Eaton Corp. plc	3,323	289,467

Graphic Packaging Holding Co.	9,870	154,564

Packaging Corp. of America	1,638	179,295

Parker-Hannifin Corp.	1,291	236,886

Silgan Holdings, Inc.	4,048	124,557

Sonoco Products Co.	2,374	136,980

Westrock Co.	4,735	176,947

		1,466,041

General Retailers — 3.1%

AutoNation, Inc.*	2,025	102,971

Best Buy Co., Inc.	2,763	198,466

INVESTMENTS	SHARES	VALUE($)

General Retailers — continued

Dick’s Sporting Goods, Inc.	3,572	139,058

Foot Locker, Inc.	2,557	111,255

Gap, Inc. (The)	5,962	96,942

H&R Block, Inc.	5,467	136,620

KAR Auction Services, Inc.	2,871	71,373

Kohl’s Corp.	3,091	158,445

L Brands, Inc.	4,672	79,611

Macy’s, Inc.	9,791	148,431

Nordstrom, Inc. (a)	2,662	95,566

Penske Automotive Group, Inc.	2,975	144,942

Target Corp.	3,258	348,313

Urban Outfitters, Inc.*	2,972	85,297

Williams-Sonoma, Inc.	2,234	149,209

		2,066,499

Health Care Equipment & Services — 5.4%

Anthem, Inc.	1,543	415,191

Baxter International, Inc.	1,478	113,362

Becton Dickinson and Co.	1,421	363,776

Cigna Corp.	2,290	408,673

Hill-Rom Holdings, Inc.	1,270	132,956

MEDNAX, Inc.*	2,391	52,506

Medtronic plc	6,473	704,910

Quest Diagnostics, Inc.	1,700	172,125

UnitedHealth Group, Inc.	3,742	945,603

Universal Health Services, Inc., Class B	1,198	164,677

Zimmer Biomet Holdings, Inc.	1,412	195,181

		3,668,960

Household Goods & Home Construction — 1.5%

Leggett & Platt, Inc.	1,955	100,291

Lennar Corp., Class A	3,680	219,328

Newell Brands, Inc.	7,416	140,682

PulteGroup, Inc.	4,776	187,410

Stanley Black & Decker, Inc.	1,425	215,645

Toll Brothers, Inc.	4,021	159,915

		1,023,271

Industrial Engineering — 3.6%

AGCO Corp.	1,973	151,309

Allison Transmission Holdings, Inc.	3,066	133,708

Caterpillar, Inc.	2,621	361,174

Crane Co.	1,630	124,728

Cummins, Inc.	1,456	251,131

Dover Corp.	1,945	202,066

Ingersoll-Rand plc	1,148	145,670

Oshkosh Corp.	1,992	170,077

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	159

JPMorgan U.S. Value Factor ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued

Industrial Engineering — continued

PACCAR, Inc.	3,278	249,325

Pentair plc	3,682	152,692

Snap-on, Inc.	1,009	164,134

Timken Co. (The)	3,402	166,698

Trinity Industries, Inc.	6,025	119,174

		2,391,886

Industrial Metals & Mining — 0.7%

Nucor Corp.	3,421	184,221

Reliance Steel & Aluminum Co.	1,563	181,370

Steel Dynamics, Inc.	3,600	109,296

		474,887

Industrial Transportation — 1.8%

Kansas City Southern	1,417	199,485

Macquarie Infrastructure Corp.	3,340	144,088

Norfolk Southern Corp.	1,752	318,864

Ryder System, Inc.	2,275	110,633

Schneider National, Inc., Class B	3,289	75,220

Union Pacific Corp.	2,053	339,689

		1,187,979

Leisure Goods — 0.6%

Garmin Ltd.	2,018	189,188

Thor Industries, Inc.	2,953	186,807

		375,995

Life Insurance — 1.6%

Lincoln National Corp.	3,202	180,849

MetLife, Inc.	6,756	316,113

Principal Financial Group, Inc.	3,931	209,837

Prudential Financial, Inc.	3,396	309,511

Unum Group	3,657	100,714

		1,117,024

Media — 5.6%

AMC Networks, Inc., Class A*	997	43,419

CBS Corp. (Non-Voting), Class B	2,541	91,578

Comcast Corp., Class A	21,771	975,776

Discovery, Inc., Class A* (a)	4,095	110,381

DISH Network Corp., Class A*	4,294	147,628

Fox Corp., Class A	3,236	103,681

Fox Corp., Class B	2,537	79,256

Graham Holdings Co., Class B	137	86,264

Interpublic Group of Cos., Inc. (The)	6,487	141,092

John Wiley & Sons, Inc., Class A	2,119	97,622

Liberty Media Corp.-Liberty SiriusXM, Class C*	3,719	168,062

Lions Gate Entertainment Corp., Class A*	5,092	40,685

INVESTMENTS	SHARES	VALUE($)

Media — continued

Nexstar Media Group, Inc., Class A	816	79,389

Nielsen Holdings plc	6,431	129,649

Omnicom Group, Inc.	2,490	192,203

Qurate Retail, Inc., Series A*	8,897	84,877

Sinclair Broadcast Group, Inc., Class A	1,641	65,377

Viacom, Inc., Class B	6,502	140,183

Walt Disney Co. (The)	7,759	1,008,049

		3,785,171

Nonlife Insurance — 1.2%

Assured Guaranty Ltd.	3,749	175,903

First American Financial Corp.	2,912	179,903

Mercury General Corp.	1,288	61,901

Old Republic International Corp.	7,593	169,628

Reinsurance Group of America, Inc.	1,204	195,614

		782,949

Oil & Gas Producers — 3.9%

Chevron Corp.	8,043	934,114

ConocoPhillips	975	53,820

Exxon Mobil Corp.	13,368	903,276

HollyFrontier Corp.	2,384	130,977

Marathon Petroleum Corp.	4,978	318,343

Valero Energy Corp.	2,990	289,970

		2,630,500

Oil Equipment, Services & Distribution — 0.3%

Helmerich & Payne, Inc.	1,550	58,125

Kinder Morgan, Inc.	5,508	110,050

		168,175

Personal Goods — 1.2%

Capri Holdings Ltd.*	2,152	66,863

Hanesbrands, Inc.	10,686	162,534

Nu Skin Enterprises, Inc., Class A	1,139	50,777

PVH Corp.	1,966	171,357

Ralph Lauren Corp.	1,633	156,866

Tapestry, Inc.	7,275	188,131

		796,528

Pharmaceuticals & Biotechnology — 6.8%

Abbott Laboratories	1,513	126,502

Allergan plc	2,159	380,222

Amgen, Inc.	2,115	451,024

Cardinal Health, Inc.	2,830	139,944

Gilead Sciences, Inc.	6,285	400,417

Johnson & Johnson	7,823	1,032,949

Merck & Co., Inc.	10,094	874,746

SEE NOTES TO FINANCIAL STATEMENTS.

160	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2019

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued

Pharmaceuticals & Biotechnology — continued

Perrigo Co. plc (a)	1,242	65,851

Pfizer, Inc.	26,709	1,024,824

		4,496,479

Real Estate Investment Trusts — 4.0%

AGNC Investment Corp.	10,692	182,299

Annaly Capital Management, Inc.	20,845	187,188

Apple Hospitality REIT, Inc.	5,510	90,805

Brandywine Realty Trust	6,399	97,777

Brixmor Property Group, Inc.	5,348	117,763

Chimera Investment Corp.	8,233	166,801

Colony Capital, Inc.	835	4,676

Columbia Property Trust, Inc.	2,652	54,419

EPR Properties	1,552	120,730

Kimco Realty Corp.	9,526	205,381

Medical Properties Trust, Inc.	9,462	196,147

MFA Financial, Inc.	21,328	161,879

New Residential Investment Corp.	10,834	171,610

Omega Healthcare Investors, Inc.	4,451	196,022

Park Hotels & Resorts, Inc.	5,550	129,037

Retail Properties of America, Inc., Class A	7,087	97,517

Service Properties Trust	5,167	130,725

Starwood Property Trust, Inc.	7,266	178,744

Two Harbors Investment Corp.	11,195	155,275

Weingarten Realty Investors	1,396	44,295

		2,689,090

Software & Computer Services — 7.3%

Akamai Technologies, Inc.*	1,971	170,491

Amdocs Ltd.	2,492	162,478

CACI International, Inc., Class A*	376	84,130

CDK Global, Inc.	1,721	86,979

CDW Corp.	1,371	175,365

Cerence, Inc.*	497	7,704

Cerner Corp.	2,322	155,853

Cognizant Technology Solutions Corp., Class A	3,233	197,019

Covetrus, Inc.*	5,091	50,477

DXC Technology Co.	4,616	127,725

Hewlett Packard Enterprise Co.	13,955	229,002

International Business Machines Corp.	4,663	623,583

Leidos Holdings, Inc.	2,005	172,891

LogMeIn, Inc.	1,824	119,800

Microsoft Corp.	9,123	1,307,965

Nuance Communications, Inc.*	3,982	64,986

Oracle Corp.	11,859	646,197

SS&C Technologies Holdings, Inc.	2,194	114,110

Symantec Corp.	7,816	178,830

INVESTMENTS	SHARES	VALUE($)

Software & Computer Services — continued

Twitter, Inc.*	4,596	137,742

		4,813,327

Support Services — 2.0%

ADT, Inc. (a)	13,421	103,879

Alliance Data Systems Corp.	1,068	106,800

Johnson Controls International plc	6,270	271,679

ManpowerGroup, Inc.	1,783	162,110

MSC Industrial Direct Co., Inc., Class A	1,895	138,733

Republic Services, Inc.	2,297	201,010

Resideo Technologies, Inc.*	1,770	16,868

Robert Half International, Inc.	1,617	92,606

Xerox Holdings Corp.	5,094	172,839

		1,266,524

Technology Hardware & Equipment — 14.7%

Analog Devices, Inc.	2,547	271,587

Apple, Inc.	6,024	1,498,530

Applied Materials, Inc.	6,525	354,046

Broadcom, Inc.	2,074	607,371

Cisco Systems, Inc.	20,693	983,124

Corning, Inc.	7,143	211,647

Cypress Semiconductor Corp.	6,993	162,727

Entegris, Inc.	2,284	109,632

F5 Networks, Inc.*	723	104,170

HP, Inc.	12,613	219,088

Intel Corp.	21,281	1,203,015

Juniper Networks, Inc.	6,206	154,033

KLA Corp.	1,515	256,096

L3Harris Technologies, Inc.	1,510	311,528

Lam Research Corp.	1,199	324,977

Marvell Technology Group Ltd.	5,475	133,535

Maxim Integrated Products, Inc.	3,410	200,031

Microchip Technology, Inc.	1,717	161,896

Micron Technology, Inc.*	7,402	351,965

MKS Instruments, Inc.	1,770	191,549

NetApp, Inc.	2,712	151,547

ON Semiconductor Corp.*	5,146	104,978

Qorvo, Inc.*	1,465	118,460

QUALCOMM, Inc.	2,505	201,502

Skyworks Solutions, Inc.	2,325	211,715

SYNNEX Corp.	906	106,672

Teradyne, Inc.	3,083	188,741

Texas Instruments, Inc.	4,965	585,820

Western Digital Corp.	3,417	176,488

Xilinx, Inc.	1,582	143,551

		9,800,021

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	161

JPMorgan U.S. Value Factor ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued

Tobacco — 0.7%

Altria Group, Inc.	10,781	482,881

Travel & Leisure — 2.6%

Alaska Air Group, Inc.	1,789	124,210

Aramark	4,092	179,066

Carnival Corp.	3,972	170,359

Cinemark Holdings, Inc.	2,333	85,388

Copa Holdings SA, Class A (Panama)	1,346	136,942

Delta Air Lines, Inc.	4,607	253,754

Extended Stay America, Inc.	5,184	73,664

Las Vegas Sands Corp.	3,644	225,345

Royal Caribbean Cruises Ltd.	1,378	149,968

Sabre Corp.	4,049	95,071

Southwest Airlines Co.	3,218	180,626

Wyndham Destinations, Inc.	3,209	148,930

		1,823,323

Total Common Stocks (Cost $62,504,900)		66,652,647

Short-Term Investments — 0.8%

Investment Companies — 0.2%

JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 1.64% (b) (c) (Cost $154,371)	154,371	154,371

INVESTMENTS	SHARES	VALUE($)

Investment of Cash Collateral From Securities Loaned — 0.6%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.70% (b) (c) (Cost $368,753)	368,753	368,753

Total Short-Term Investments (Cost $523,124)		523,124

Total Investments — 100.5% (Cost $63,028,024)		67,175,771

Liabilities in Excess of Other Assets — (0.5%)		(326,129)

NET ASSETS — 100.0%		66,849,642

Percentages indicated are based on net assets.

Abbreviations

REIT	RealEstate Investment Trust

(a)	The security or a portion of this security is on loan at October 31, 2019. The total value of securities on loan at October 31, 2019 is $354,482.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	Therate shown is the current yield as of October 31, 2019.
*	Non-incomeproducing security.

Futures contracts outstanding as of October 31, 2019:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)($)

Long Contracts

S&P 500 Mic E-Mini Index	14	12/2019	USD	212,503	2,897

Abbreviations

USD	UnitedStates Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

162	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2019

STATEMENTS OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2019

	JPMorgan BetaBuilders Canada ETF	JPMorgan BetaBuilders Developed Asia ex-Japan ETF	JPMorgan BetaBuilders Europe ETF	JPMorgan BetaBuilders Japan ETF
ASSETS:
Investments in non-affiliates, at value	$3,779,464,294	$1,430,270,289	$3,825,983,348	$4,271,341,070
Investments of cash collateral received from securities loaned, at value (See Note 2.D.)	226,676,154	1,546,382	114,875,596	18,341,722
Restricted cash	4,500	17,220	11,147	9,300
Cash	688,534	57,635	380,089	817,695
Foreign currency, at value	9,922,541	11,786,909	15,039,731	8,335,920
Deposits at broker for futures contracts	756,966	687,282	1,317,169	1,487,276
Receivables:
Dividends from non-affiliates	9,218,728	315,786	4,219,677	37,514,990
Tax reclaims	694,561	22,108	6,632,037	645
Securities lending income (See Note 2.D.)	515,069	33,276	68,176	31,759
Variation margin on futures contracts	48,784	—	—	—
Due from Adviser	98,935	118,286	364,584	—

Total Assets	4,028,089,066	1,444,855,173	3,968,891,554	4,337,880,377

LIABILITIES:
Payables:
Investment securities purchased	—	—	440	—
Collateral received on securities loaned (See Note 2.D.)	226,676,154	1,546,382	114,875,596	18,341,722
Variation margin on futures contracts	—	74,601	56,033	213,908
Accrued liabilities:
Investment advisory fees	—	—	—	123,775
Administration fees	240,220	89,601	239,563	267,566
Custodian, Accounting and Transfer Agent fees	76,071	61,326	180,305	112,933
Trustees’ and Chief Compliance Officer’s fees	7,800	2,831	9,847	15,684
Professional fees	45,945	44,298	42,169	60,849
Other	288,856	182,304	341,977	222,021

Total Liabilities	227,335,046	2,001,343	115,745,930	19,358,458

Net Assets	$3,800,754,020	$1,442,853,830	$3,853,145,624	$4,318,521,919

NET ASSETS:
Paid-in-Capital	$3,685,593,539	$1,387,489,779	$3,709,961,736	$4,117,194,333
Total distributable earnings (loss)	115,160,481	55,364,051	143,183,888	201,327,586

Total Net Assets	$3,800,754,020	$1,442,853,830	$3,853,145,624	$4,318,521,919

Outstanding number of shares
(unlimited number of shares authorized — par value $0.0001)	152,700,000	57,000,000	158,200,000	176,000,000

Net asset value, per share	$24.89	$25.31	$24.36	$24.54

Cost of investments in non-affiliates	$3,653,743,505	$1,372,523,032	$3,680,857,844	$4,121,630,584
Cost of foreign currency	9,877,248	11,609,125	14,745,628	8,328,503
Investment securities on loan, at value (See Note 2.D.)	213,748,097	1,455,691	107,191,515	17,484,369
Cost of investment of cash collateral (See Note 2.D.)	226,676,154	1,546,382	114,870,696	18,340,323

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	163

STATEMENTS OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2019 (continued)

	JPMorgan BetaBuilders U.S. Equity ETF	JPMorgan Diversified Return Emerging Markets Equity ETF	JPMorgan Diversified Return Europe Equity ETF	JPMorgan Diversified Return Global Equity ETF
ASSETS:
Investments in non-affiliates, at value	$45,525,920	$352,573,093	$16,926,476	$144,666,489
Investments in affiliates, at value	825,857	670,911	119	287,721
Investments of cash collateral received from securities loaned, at value (See Note 2.D.)	—	1,212,618	133,278	787,496
Restricted cash	1,550	—	—	—
Cash	204	442,836	25,099	107,402
Foreign currency, at value	—	161,711	41,507	184,619
Deposits at broker for futures contracts	18,000	61,000	46,000	117,580
Receivables:
Investment securities sold	—	5,669	9	—
Dividends from non-affiliates	40,344	278,512	15,285	409,951
Dividends from affiliates	167	290	—	105
Tax reclaims	—	11,146	319,547	129,605
Securities lending income (See Note 2.D.)	—	325	657	3,892
Due from Adviser	38	22,291	—	—

Total Assets	46,412,080	355,440,402	17,507,977	146,694,860

LIABILITIES:
Payables:
Investment securities purchased	—	—	11,161	—
Collateral received on securities loaned (See Note 2.D.)	—	1,212,618	133,278	787,496
Variation margin on futures contracts	653	8,085	842	2,995
Accrued liabilities:
Investment advisory fees	—	—	6,304	4,260
Management fees (See Note 3.G.)	2,302	—	—	—
Administration fees	—	22,122	1,069	9,119
Custodian, Accounting and Transfer Agent fees	—	102,799	12,159	36,811
Trustees’ and Chief Compliance Officer’s fees	—	712	255	1,763
Deferred foreign capital gains tax	—	188,085	—	—
Professional fees	—	72,689	50,898	74,937
Other	—	37,876	11,074	27,939

Total Liabilities	2,955	1,644,986	227,040	945,320

Net Assets	$46,409,125	$353,795,416	$17,280,937	$145,749,540

NET ASSETS:
Paid-in-Capital	$43,212,268	$350,340,333	$18,428,965	$147,005,773
Total distributable earnings (loss)	3,196,857	3,455,083	(1,148,028)	(1,256,233)

Total Net Assets	$46,409,125	$353,795,416	$17,280,937	$145,749,540

Outstanding number of shares
(unlimited number of shares authorized — par value $0.0001)	850,000	6,500,000	300,000	2,400,000

Net asset value, per share	$54.60	$54.43	$57.60	$60.73

Cost of investments in non-affiliates	$42,508,805	$332,926,205	$17,166,650	$139,427,730
Cost of investments in affiliates	722,916	670,911	119	287,721
Cost of foreign currency	—	176,162	41,397	182,547
Investment securities on loan, at value (See Note 2.D.)	—	1,106,394	125,559	750,135
Cost of investment of cash collateral (See Note 2.D.)	—	1,212,618	133,278	787,496

SEE NOTES TO FINANCIAL STATEMENTS.

164	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2019

	JPMorgan Diversified Return International Equity ETF	JPMorgan Diversified Return U.S. Equity ETF	JPMorgan Diversified Return U.S. Mid Cap Equity ETF	JPMorgan Diversified Return U.S. Small Cap Equity ETF
ASSETS:
Investments in non-affiliates, at value	$1,272,946,483	$801,065,334	$187,580,780	$140,249,445
Investments in affiliates, at value	2,710,919	894,552	329,265	440,610
Investments of cash collateral received from securities loaned, at value (See Note 2.D.)	13,042,399	23,629,094	9,100,957	26,635,836
Restricted cash	57,600	7,250	3,225	8,400
Cash	363,435	—	—	—
Foreign currency, at value	514,154	—	—	—
Deposits at broker for futures contracts	703,000	236,000	60,000	36,000
Receivables:
Investment securities sold	—	—	—	1,534,580
Dividends from non-affiliates	4,866,597	698,208	101,092	46,818
Dividends from affiliates	3,343	2,025	689	594
Tax reclaims	1,512,144	—	—	—
Securities lending income (See Note 2.D.)	30,086	4,519	1,754	20,594

Total Assets	1,296,750,160	826,536,982	197,177,762	168,972,877

LIABILITIES:
Payables:
Due to custodian	—	204	—	3
Investment securities purchased	—	—	—	343,643
Collateral received on securities loaned (See Note 2.D.)	13,042,399	23,629,094	9,100,957	26,635,836
Fund shares redeemed	—	—	—	1,554,078
Variation margin on futures contracts	21,070	7,040	2,946	1,150
Accrued liabilities:
Investment advisory fees	192,658	51,147	17,055	14,745
Administration fees	85,069	50,646	11,693	8,729
Custodian, Accounting and Transfer Agent fees	163,634	14,015	10,425	12,589
Trustees’ and Chief Compliance Officer’s fees	6,363	2,027	432	405
Professional fees	190,331	73,833	41,974	41,570
Other	181,333	82,979	18,489	16,802

Total Liabilities	13,882,857	23,910,985	9,203,971	28,629,550

Net Assets	$1,282,867,303	$802,625,997	$187,973,791	$140,343,327

NET ASSETS:
Paid-in-Capital	$1,341,910,659	$729,098,729	$176,261,127	$146,810,731
Total distributable earnings (loss)	(59,043,356)	73,527,268	11,712,664	(6,467,404)

Total Net Assets	$1,282,867,303	$802,625,997	$187,973,791	$140,343,327

Outstanding number of shares
(unlimited number of shares authorized — par value $0.0001)	23,300,000	10,500,000	2,800,000	4,550,000

Net asset value, per share	$55.06	$76.44	$67.13	$30.84

Cost of investments in non-affiliates	$1,265,207,326	$719,012,710	$173,151,458	$144,735,504
Cost of investments in affiliates	2,710,919	894,552	329,265	440,610
Cost of foreign currency	510,047	—	—	—
Investment securities on loan, at value (See Note 2.D.)	12,277,449	23,110,059	8,836,243	25,431,992
Cost of investment of cash collateral (See Note 2.D.)	13,042,399	23,628,694	9,100,957	26,635,336

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	165

STATEMENTS OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2019 (continued)

	JPMorgan U.S. Dividend ETF	JPMorgan U.S. Minimum Volatility ETF	JPMorgan U.S. Momentum Factor ETF	JPMorgan U.S. Quality Factor ETF	JPMorgan U.S. Value Factor ETF
ASSETS:
Investments in non-affiliates, at value	$40,549,595	$107,011,174	$56,528,957	$106,736,604	$66,652,647
Investments in affiliates, at value	149,529	138,939	87,612	260,405	154,371
Investments of cash collateral received from securities loaned, at value (See Note 2.D.)	654,469	387,400	561,328	946,322	368,753
Restricted cash	1,963	2,523	4,000	733	2,573
Deposits at broker for futures contracts	16,000	33,000	12,000	30,000	25,000
Receivables:
Fund shares sold	—	3,020,977	—	—	—
Dividends from non-affiliates	64,744	94,828	47,483	101,604	75,448
Dividends from affiliates	119	349	87	286	144
Securities lending income (See Note 2.D.)	270	128	220	281	663
Due from Adviser	8,537	9,534	10,229	11,899	4,599

Total Assets	41,445,226	110,698,852	57,251,916	108,088,134	67,284,198

LIABILITIES:
Payables:
Investment securities purchased	93,875	2,990,229	—	—	—
Collateral received on securities loaned (See Note 2.D.)	654,469	387,400	561,328	946,322	368,753
Variation margin on futures contracts	546	528	227	1,004	825
Accrued liabilities:
Administration fees	2,399	6,573	4,154	6,723	4,137
Custodian, Accounting and Transfer Agent fees	6,005	7,414	8,736	4,951	6,499
Trustees’ and Chief Compliance Officer’s fees	93	43	84	63	184
Professional fees	40,992	40,640	40,732	40,321	37,833
Other	15,322	21,367	16,066	20,878	16,325

Total Liabilities	813,701	3,454,194	631,327	1,020,262	434,556

Net Assets	$40,631,525	$107,244,658	$56,620,589	$107,067,872	$66,849,642

NET ASSETS:
Paid-in-Capital	$39,032,668	$102,635,078	$59,159,289	$99,793,876	$63,048,616
Total distributable earnings (loss)	1,598,857	4,609,580	(2,538,700)	7,273,996	3,801,026

Total Net Assets	$40,631,525	$107,244,658	$56,620,589	$107,067,872	$66,849,642

Outstanding number of shares
(unlimited number of shares authorized — par value $0.0001)	1,500,000	3,550,000	1,950,000	3,600,000	2,450,000

Net asset value, per share	$27.09	$30.21	$29.04	$29.74	$27.29

Cost of investments in non-affiliates	$38,603,633	$102,224,158	$57,669,701	$99,180,085	$62,504,900
Cost of investments in affiliates	149,529	138,939	87,612	260,405	154,371
Investment securities on loan, at value (See Note 2.D.)	628,762	378,300	541,227	928,985	354,482
Cost of investment of cash collateral (See Note 2.D.)	654,469	387,400	561,328	946,322	368,753

SEE NOTES TO FINANCIAL STATEMENTS.

166	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2019

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2019

	JPMorgan BetaBuilders Canada ETF	JPMorgan BetaBuilders Developed Asia ex-Japan ETF	JPMorgan BetaBuilders Europe ETF	JPMorgan BetaBuilders Japan ETF
INVESTMENT INCOME:
Interest income from non-affiliates	$11,201	$20,495	$—	$—
Interest income from affiliates	42,023	19,698	5,224	3,155
Dividend income from non-affiliates	98,641,762	53,159,992	146,195,414	92,482,579
Dividend income from affiliates	3,731	5,141	4,568	3,955
Income from securities lending (net) (See Note 2.D.)	4,223,782	354,900	1,370,079	411,998
Foreign taxes withheld (net)	(13,378,572)	(584,703)	(13,388,066)	(9,242,516)

Total investment income	89,543,927	52,975,523	134,187,219	83,659,171

EXPENSES:
Investment advisory fees (See Note 3.A.)	5,824,551	2,280,500	3,073,512	6,821,856
Administration fees (See Note 3.B.)	2,334,999	911,832	2,587,534	2,738,751
Interest expense to affiliates	330	471	65,339	12,926
Professional fees	164,331	97,496	159,111	205,228
Trustees’ and Chief Compliance Officer’s fees	94,450	37,811	108,629	118,745
Shareholder communication costs	902,941	623,482	806,320	896,821
Registration and filing fees	278,893	104,098	280,343	213,901
Custodian, Accounting and Transfer Agent fees (See Note 3.C.)	755,071	613,500	1,311,792	846,186
Insurance expense	46,296	16,154	54,554	46,040
Offering costs (See Note 2.G.)	12,978	11,976	8,638	8,260
Other	4,417	10,207	55,557	9,788

Total expenses	10,419,257	4,707,527	8,511,329	11,918,502

Less fee waived (See Note 3.D.)	(4,518,121)	(2,209,679)	(4,742,995)	(4,859,892)
Less expense reimbursements from affiliates (See Note 3.D.)	—	(6,420)	(447)	—
Less expense reimbursements from non-affiliates (See Note 3.C.)	(67,500)	(205,200)	(609,900)	(210,800)

Net expenses	5,833,636	2,286,228	3,157,987	6,847,810

Net investment income (loss)	83,710,291	50,689,295	131,029,232	76,811,361

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(24,337,257)	(4,287,279)	(13,066,068)	(17,864,136)
In-kind redemptions of investments in non-affiliates	(1,687,309)	5,875,432	69,200,691	50,491,360
Futures contracts	836,464	996,082	3,417,139	(4,361,834)
Foreign currency transactions	(164,595)	(105,256)	(884,426)	1,830,426

Net realized gain (loss)	(25,352,697)	2,478,979	58,667,336	30,095,816

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	258,673,035	117,489,299	236,312,466	266,950,329
Investments in affiliates	199	—	5,700	1,599
Futures contracts	281,723	110,709	291,373	2,035,656
Foreign currency translations	123,813	202,303	497,048	(18,265)

Change in net unrealized appreciation/depreciation	259,078,770	117,802,311	237,106,587	268,969,319

Net realized/unrealized gains (losses)	233,726,073	120,281,290	295,773,923	299,065,135

Change in net assets resulting from operations	$317,436,364	$170,970,585	$426,803,155	$375,876,496

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	167

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2019 (continued)

	JPMorgan BetaBuilders U.S. Equity ETF (a)	JPMorgan Diversified Return Emerging Markets Equity ETF		JPMorgan Diversified Return Europe Equity ETF	JPMorgan Diversified Return Global Equity ETF
INVESTMENT INCOME:
Interest income from non-affiliates	$101	$2,730		$526	$2,038
Interest income from affiliates	—	5,291		1,108	1,829
Dividend income from non-affiliates	421,475	11,643,864		831,988	5,902,641
Dividend income from affiliates	13,154	4,285		93	4,610
Non-cash dividend income from non-affiliates	—	2,468,188		—	—
Income from securities lending (net) (See Note 2.D.)	—	5,246		6,768	40,966
Foreign taxes withheld (net)	—	(1,077,800)		(67,411)	(424,818)

Total investment income	434,730	13,051,804		773,072	5,527,266

EXPENSES:
Investment advisory fees (See Note 3.A.)	—	1,325,844		78,723	426,675
Management fees (See Note 3.G.)	4,259	—		—	—
Administration fees (See Note 3.B.)	—	229,763		20,722	136,758
Interest expense to affiliates	—	3,865		117	323
Professional fees	—	123,245		31,201	61,687
Trustees’ and Chief Compliance Officer’s fees	—	6,322		275	3,813
Shareholder communication costs	—	79,238		7,205	54,907
Registration and filing fees	—	20,703		5,500	11,594
Custodian, Accounting and Transfer Agent fees (See Note 3.C.)	—	790,936		112,425	161,211
Insurance expense	—	16,335		992	17,971
Other	6	15,693		6,379	13,648

Total expenses	4,265	2,611,944		263,539	888,587

Less fee waived (See Note 3.D.)	(172)	(1,088,584)		(99,445)	(190,690)
Less expense reimbursements from affiliates (See Note 3.D.)	—	(686)		(30,660)	—
Less expense reimbursements from non-affiliates (See Note 3.C.)	—	(161,700)		(34,200)	(23,100)

Net expenses	4,093	1,360,974		99,234	674,797

Net investment income (loss)	430,637	11,690,830		673,838	4,852,469

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(43,498)	(9,356,480	)(b)	(831,658)	(6,226,049)
Investments in affiliates	554	—		—	—
In-kind redemptions of investments in non-affiliates	—	—		819,336	10,134,091
Futures contracts	1,850	(90,896)		45,846	15,033
Foreign currency transactions	—	158,981		(1,550)	(7,303)

Net realized gain (loss)	(41,094)	(9,288,395)		31,974	3,915,772

Distributions of capital gains received from investment company affiliates	—	—		—	834

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	3,017,115	22,882,602	(c)	(559,850)	8,635,700
Investments in affiliates	102,941	—		—	—
Futures contracts	5,139	8,009		(777)	45,083
Foreign currency translations	—	(17,902)		(240)	6,324

Change in net unrealized appreciation/depreciation	3,125,195	22,872,709		(560,867)	8,687,107

Net realized/unrealized gains (losses)	3,084,101	13,584,314		(528,893)	12,603,713

Change in net assets resulting from operations	$3,514,738	$25,275,144		$144,945	$17,456,182

(a)	Commencement of operations was March 12, 2019.
(b)	Net of foreign capital gains tax of $15,344.
(c)	Net change in foreign capital gains tax of $(188,085).

SEE NOTES TO FINANCIAL STATEMENTS.

168	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2019

	JPMorgan Diversified Return International Equity ETF	JPMorgan Diversified Return U.S. Equity ETF	JPMorgan Diversified Return U.S. Mid Cap Equity ETF	JPMorgan Diversified Return U.S. Small Cap Equity ETF
INVESTMENT INCOME:
Interest income from non-affiliates	$6,127	$3,221	$1,090	$1,397
Interest income from affiliates	5,995	115	7	21
Dividend income from non-affiliates	59,330,080	16,608,279	3,229,418	2,113,151
Dividend income from affiliates	56,690	36,454	12,832	8,972
Income from securities lending (net) (See Note 2.D.)	408,051	75,753	20,077	136,269
Foreign taxes withheld (net)	(4,420,190)	—	—	—

Total investment income	55,386,753	16,723,822	3,263,424	2,259,810

EXPENSES:
Investment advisory fees (See Note 3.A.)	3,638,389	1,560,277	379,929	387,748
Administration fees (See Note 3.B.)	1,160,440	518,199	120,876	101,917
Interest expense to affiliates	1,506	—	—	—
Professional fees	190,826	80,717	46,549	39,675
Trustees’ and Chief Compliance Officer’s fees	32,036	16,634	3,974	3,891
Shareholder communication costs	294,746	120,704	50,816	47,862
Registration and filing fees	37,572	30,545	10,815	17,398
Custodian, Accounting and Transfer Agent fees (See Note 3.C.)	693,857	92,910	52,133	105,743
Insurance expense	110,158	36,850	7,018	5,116
Other	83,687	28,937	8,319	6,647

Total expenses	6,243,217	2,485,773	680,429	715,997

Less fee waived (See Note 3.D.)	(287,592)	(1,150,239)	(281,669)	(257,522)
Less expense reimbursements from affiliates (See Note 3.D.)	—	—	(1,725)	(4,200)
Less expense reimbursements from non-affiliates (See Note 3.C.)	(201,600)	(49,300)	(18,000)	(67,200)

Net expenses	5,754,025	1,286,234	379,035	387,075

Net investment income (loss)	49,632,728	15,437,588	2,884,389	1,872,735

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(65,313,824)	(8,777,884)	(2,388,322)	(1,977,879)
In-kind redemptions of investments in non-affiliates	58,273,499	19,996,137	4,074,921	13,589,703
Futures contracts	583,092	(61,970)	(154,627)	(80,716)
Foreign currency transactions	133,712	—	—	—

Net realized gain (loss)	(6,323,521)	11,156,283	1,531,972	11,531,108

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	47,013,018	48,812,160	9,421,577	(6,040,252)
Investments in affiliates	—	400	—	500
Futures contracts	352,221	63,826	29,856	36,742
Foreign currency translations	83,304	—	—	—

Change in net unrealized appreciation/depreciation	47,448,543	48,876,386	9,451,433	(6,003,010)

Net realized/unrealized gains (losses)	41,125,022	60,032,669	10,983,405	5,528,098

Change in net assets resulting from operations	$90,757,750	$75,470,257	$13,867,794	$7,400,833

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	169

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2019 (continued)

	JPMorgan U.S. Dividend ETF	JPMorgan U.S. Minimum Volatility ETF	JPMorgan U.S. Momentum Factor ETF	JPMorgan U.S. Quality Factor ETF	JPMorgan U.S. Value Factor ETF
INVESTMENT INCOME:
Interest income from non-affiliates	$—	$—	$—	$20	$53
Interest income from affiliates	—	4	3	—	2
Dividend income from non-affiliates	1,159,165	1,181,450	647,758	1,292,699	1,585,145
Dividend income from affiliates	3,427	4,014	1,512	3,375	3,546
Income from securities lending (net) (See Note 2.D.)	971	585	1,011	2,574	1,367

Total investment income	1,163,563	1,186,053	650,284	1,298,668	1,590,113

EXPENSES:
Investment advisory fees (See Note 3.A.)	72,160	115,989	101,601	137,273	120,947
Administration fees (See Note 3.B.)	23,984	38,317	33,626	45,323	39,958
Professional fees	39,977	39,943	40,079	40,009	37,551
Trustees’ and Chief Compliance Officer’s fees	664	818	896	1,101	1,319
Shareholder communication costs	6,506	8,073	7,113	10,077	8,625
Registration and filing fees	12,328	18,412	12,747	18,210	13,991
Custodian, Accounting and Transfer Agent fees (See Note 3.C.)	36,228	48,751	40,114	39,774	45,501
Insurance expense	1,990	1,995	2,091	2,065	2,050
Offering costs (See Note 2.G.)	90	126	90	90	89
Other	2,980	2,950	2,993	2,945	3,000

Total expenses	196,907	275,374	241,350	296,867	273,031

Less fee waived (See Note 3.D.)	(96,144)	(154,306)	(135,227)	(182,596)	(160,905)
Less expense reimbursements from affiliates (See Note 3.D.)	(58,680)	(42,702)	(43,571)	(33,752)	(38,093)
Less expense reimbursements from non-affiliates (See Note 3.C.)	(4,800)	(18,000)	(9,600)	(9,000)	(11,200)

Net expenses	37,283	60,366	52,952	71,519	62,833

Net investment income (loss)	1,126,280	1,125,687	597,332	1,227,149	1,527,280

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(214,448)	(364,303)	(1,257,413)	(359,008)	(514,012)
In-kind redemptions of investments in non-affiliates	938,136	3,552,278	7,058,324	930,493	2,842,858
Futures contracts	(42,299)	13,724	976	(21,899)	(4,342)

Net realized gain (loss)	681,389	3,201,699	5,801,887	549,586	2,324,504

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	1,912,160	3,579,816	(2,462,802)	5,927,268	3,852,460
Futures contracts	19,736	6,748	1,316	14,134	10,487

Change in net unrealized appreciation/depreciation	1,931,896	3,586,564	(2,461,486)	5,941,402	3,862,947

Net realized/unrealized gains (losses)	2,613,285	6,788,263	3,340,401	6,490,988	6,187,451

Change in net assets resulting from operations	$3,739,565	$7,913,950	$3,937,733	$7,718,137	$7,714,731

SEE NOTES TO FINANCIAL STATEMENTS.

170	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2019

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	JPMorgan BetaBuilders Canada ETF		JPMorgan BetaBuilders Developed Asia ex-Japan ETF
	Year Ended October 31, 2019	Period Ended October 31, 2018 (a)	Year Ended October 31, 2019	Period Ended October 31, 2018 (a)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$83,710,291	$8,081,911	$50,689,295	$4,897,239
Net realized gain (loss)	(25,352,697)	(1,239,799)	2,478,979	(457,627)
Change in net unrealized appreciation/depreciation	259,078,770	(133,423,165)	117,802,311	(59,845,937)

Change in net assets resulting from operations	317,436,364	(126,581,053)	170,970,585	(55,406,325)

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions to shareholders	(75,222,486)	(2,945,124)	(50,248,812)	(4,159,764)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	1,513,841,316	2,174,225,003	718,818,123	662,880,023

NET ASSETS:
Change in net assets	1,756,055,194	2,044,698,826	839,539,896	603,313,934
Beginning of period	2,044,698,826	—	603,313,934	—

End of period	$3,800,754,020	$2,044,698,826	$1,442,853,830	$603,313,934

CAPITAL TRANSACTIONS:
Proceeds from shares issued	$1,594,807,117	$2,219,440,596	$759,011,170	$662,880,023
Cost of shares redeemed	(80,965,801)	(45,215,593)	(40,193,047)	—

Total change in net assets resulting from capital transactions	$1,513,841,316	$2,174,225,003	$718,818,123	$662,880,023

SHARE TRANSACTIONS:
Issued	66,000,000	92,400,000	32,000,000	26,600,000
Redeemed	(3,800,000)	(1,900,000)	(1,600,000)	—

Net increase in shares from share transactions	62,200,000	90,500,000	30,400,000	26,600,000

(a)	Commencement of operations was August 7, 2018.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	171

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan BetaBuilders Europe ETF		JPMorgan BetaBuilders Japan ETF
	Year Ended October 31, 2019	Period Ended October 31, 2018 (a)	Year Ended October 31, 2019	Period Ended October 31, 2018 (a)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$131,029,232	$4,429,007	$76,811,361	$14,466,776
Net realized gain (loss)	58,667,336	(5,318)	30,095,816	(2,096,213)
Change in net unrealized appreciation/depreciation	237,106,587	(91,293,111)	268,969,319	(117,813,749)

Change in net assets resulting from operations	426,803,155	(86,869,422)	375,876,496	(105,443,186)

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions to shareholders	(126,316,866)	(1,891,512)	(20,089,888)	—

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	2,237,729,043	1,403,691,226	1,626,647,644	2,441,530,853

NET ASSETS:
Change in net assets	2,538,215,332	1,314,930,292	1,982,434,252	2,336,087,667
Beginning of period	1,314,930,292	—	2,336,087,667	—

End of period	$3,853,145,624	$1,314,930,292	$4,318,521,919	$2,336,087,667

CAPITAL TRANSACTIONS:
Proceeds from shares issued	$2,927,537,309	$1,403,691,226	$2,238,563,149	$2,441,530,853
Cost of shares redeemed	(689,808,266)	—	(611,915,505)	—

Total change in net assets resulting from capital transactions	$2,237,729,043	$1,403,691,226	$1,626,647,644	$2,441,530,853

SHARE TRANSACTIONS:
Issued	130,000,000	58,200,000	100,400,000	102,800,000
Redeemed	(30,000,000)	—	(27,200,000)	—

Net increase in shares from share transactions	100,000,000	58,200,000	73,200,000	102,800,000

(a)	Commencement of operations was June 15, 2018.

SEE NOTES TO FINANCIAL STATEMENTS.

172	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2019

	JPMorgan BetaBuilders U.S. Equity ETF	JPMorgan Diversified Return Emerging Markets Equity ETF
	Period Ended October 31, 2019 (a)	Year Ended October 31, 2019	Year Ended October 31, 2018
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$430,637	$11,690,830	$5,819,759
Net realized gain (loss)	(41,094)	(9,288,395)	(4,278,249)
Change in net unrealized appreciation/depreciation	3,125,195	22,872,709	(22,751,387)

Change in net assets resulting from operations	3,514,738	25,275,144	(21,209,877)

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions to shareholders	(317,882)	(9,059,080)	(8,601,176)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	43,212,269	123,775,100	77,874,259

NET ASSETS:
Change in net assets	46,409,125	139,991,164	48,063,206
Beginning of period	—	213,804,252	165,741,046

End of period	$46,409,125	$353,795,416	$213,804,252

CAPITAL TRANSACTIONS:
Proceeds from shares issued	$43,212,269	$123,775,100	$77,874,259

Total change in net assets resulting from capital transactions	$43,212,269	$123,775,100	$77,874,259

SHARE TRANSACTIONS:
Issued	850,000	2,300,000	1,300,000

Net increase in shares from share transactions	850,000	2,300,000	1,300,000

(a)	Commencement of operations was March 12, 2019.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	173

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan Diversified Return Europe Equity ETF		JPMorgan Diversified Return Global Equity ETF
	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2019	Year Ended October 31, 2018
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$673,838	$2,214,736	$4,852,469	$4,574,724
Net realized gain (loss)	31,974	2,599,003	3,915,772	1,039,948
Distributions of capital gains received from investment company affiliates	—	—	834	—
Change in net unrealized appreciation/depreciation	(560,867)	(11,434,565)	8,687,107	(17,420,873)

Change in net assets resulting from operations	144,945	(6,620,826)	17,456,182	(11,806,201)

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions to shareholders	(661,542)	(4,014,806)	(4,502,466)	(5,818,989)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(57,023,254)	5,964,063	(70,661,440)	117,387,384

NET ASSETS:
Change in net assets	(57,539,851)	(4,671,569)	(57,707,724)	99,762,194
Beginning of period	74,820,788	79,492,357	203,457,264	103,695,070

End of period	$17,280,937	$74,820,788	$145,749,540	$203,457,264

CAPITAL TRANSACTIONS:
Proceeds from shares issued	$10,124,234	$17,683,797	$5,664,966	$154,127,556
Cost of shares redeemed	(67,147,488)	(11,719,734)	(76,326,406)	(36,740,172)

Total change in net assets resulting from capital transactions	$(57,023,254)	$5,964,063	$(70,661,440)	$117,387,384

SHARE TRANSACTIONS:
Issued	200,000	300,000	100,000	2,500,000
Redeemed	(1,300,000)	(200,000)	(1,300,000)	(600,000)

Net increase (decrease) in shares from share transactions	(1,100,000)	100,000	(1,200,000)	1,900,000

SEE NOTES TO FINANCIAL STATEMENTS.

174	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2019

	JPMorgan Diversified Return International Equity ETF		JPMorgan Diversified Return U.S. Equity ETF
	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2019	Year Ended October 31, 2018
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$49,632,728	$37,201,171	$15,437,588	$9,698,233
Net realized gain (loss)	(6,323,521)	11,476,505	11,156,283	937,055
Change in net unrealized appreciation/depreciation	47,448,543	(167,979,171)	48,876,386	5,530,137

Change in net assets resulting from operations	90,757,750	(119,301,495)	75,470,257	16,165,425

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions to shareholders	(47,722,104)	(54,092,274)	(13,823,828)	(12,462,949)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(204,500,604)	457,839,024	181,617,239	199,361,082

NET ASSETS:
Change in net assets	(161,464,958)	284,445,255	243,263,668	203,063,558
Beginning of period	1,444,332,261	1,159,887,006	559,362,329	356,298,771

End of period	$1,282,867,303	$1,444,332,261	$802,625,997	$559,362,329

CAPITAL TRANSACTIONS:
Proceeds from shares issued	$298,833,792	$530,366,203	$261,868,954	$206,369,804
Cost of shares redeemed	(503,334,396)	(72,527,179)	(80,251,715)	(7,008,722)

Total change in net assets resulting from capital transactions	$(204,500,604)	$457,839,024	$181,617,239	$199,361,082

SHARE TRANSACTIONS:
Issued	5,500,000	8,900,000	3,600,000	2,900,000
Redeemed	(9,400,000)	(1,300,000)	(1,100,000)	(100,000)

Net increase (decrease) in shares from share transactions	(3,900,000)	7,600,000	2,500,000	2,800,000

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	175

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan Diversified Return U.S. Mid Cap Equity ETF		JPMorgan Diversified Return U.S. Small Cap Equity ETF
	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2019	Year Ended October 31, 2018
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$2,884,389	$1,609,625	$1,872,735	$845,794
Net realized gain (loss)	1,531,972	1,365,158	11,531,108	3,032,826
Change in net unrealized appreciation/depreciation	9,451,433	(1,296,856)	(6,003,010)	(3,177,766)

Change in net assets resulting from operations	13,867,794	1,677,927	7,400,833	700,854

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions to shareholders	(2,653,452)	(2,149,261)	(1,663,026)	(1,058,143)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	64,731,269	50,436,264	38,470,266	41,481,438

NET ASSETS:
Change in net assets	75,945,611	49,964,930	44,208,073	41,124,149
Beginning of period	112,028,180	62,063,250	96,135,254	55,011,105

End of period	$187,973,791	$112,028,180	$140,343,327	$96,135,254

CAPITAL TRANSACTIONS:
Proceeds from shares issued	$83,490,606	$57,240,549	$125,026,689	$51,393,702
Cost of shares redeemed	(18,759,337)	(6,804,285)	(86,556,423)	(9,912,264)

Total change in net assets resulting from capital transactions	$64,731,269	$50,436,264	$38,470,266	$41,481,438

SHARE TRANSACTIONS:
Issued	1,300,000	900,000	4,150,000	1,650,000
Redeemed	(300,000)	(100,000)	(2,850,000)	(300,000)

Net increase in shares from share transactions	1,000,000	800,000	1,300,000	1,350,000

SEE NOTES TO FINANCIAL STATEMENTS.

176	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2019

	JPMorgan U.S. Dividend ETF		JPMorgan U.S. Minimum Volatility ETF
	Year Ended October 31, 2019	Period Ended October 31, 2018 (a)	Year Ended October 31, 2019	Period Ended October 31, 2018 (a)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$1,126,280	$1,000,159	$1,125,687	$612,463
Net realized gain (loss)	681,389	(262,149)	3,201,699	(98,636)
Change in net unrealized appreciation/depreciation	1,931,896	15,761	3,586,564	1,202,952

Change in net assets resulting from operations	3,739,565	753,771	7,913,950	1,716,779

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions to shareholders	(1,057,550)	(908,996)	(948,027)	(549,553)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	10,538,384	27,566,351	72,832,965	26,278,544

NET ASSETS:
Change in net assets	13,220,399	27,411,126	79,798,888	27,445,770
Beginning of period	27,411,126	—	27,445,770	—

End of period	$40,631,525	$27,411,126	$107,244,658	$27,445,770

CAPITAL TRANSACTIONS:
Proceeds from shares issued	$15,758,539	$27,566,351	$93,087,661	$26,278,544
Cost of shares redeemed	(5,220,155)	—	(20,254,696)	—

Total change in net assets resulting from capital transactions	$10,538,384	$27,566,351	$72,832,965	$26,278,544

SHARE TRANSACTIONS:
Issued	600,000	1,100,000	3,200,000	1,050,000
Redeemed	(200,000)	—	(700,000)	—

Net increase in shares from share transactions	400,000	1,100,000	2,500,000	1,050,000

(a)	Commencement of operations was November 8, 2017.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	177

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan U.S. Momentum Factor ETF		JPMorgan U.S. Quality Factor ETF
	Year Ended October 31, 2019	Period Ended October 31, 2018 (a)	Year Ended October 31, 2019	Period Ended October 31, 2018 (a)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$597,332	$363,689	$1,227,149	$543,151
Net realized gain (loss)	5,801,887	(304,570)	549,586	(97,686)
Change in net unrealized appreciation/depreciation	(2,461,486)	1,322,058	5,941,402	1,618,569

Change in net assets resulting from operations	3,937,733	1,381,177	7,718,137	2,064,034

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions to shareholders	(515,149)	(338,121)	(1,098,039)	(496,228)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	24,622,635	27,532,314	71,232,507	27,647,461

NET ASSETS:
Change in net assets	28,045,219	28,575,370	77,852,605	29,215,267
Beginning of period	28,575,370	—	29,215,267	—

End of period	$56,620,589	$28,575,370	$107,067,872	$29,215,267

CAPITAL TRANSACTIONS:
Proceeds from shares issued	$66,439,247	$27,532,314	$77,043,167	$27,647,461
Cost of shares redeemed	(41,816,612)	—	(5,810,660)	—

Total change in net assets resulting from capital transactions	$24,622,635	$27,532,314	$71,232,507	$27,647,461

SHARE TRANSACTIONS:
Issued	2,300,000	1,100,000	2,700,000	1,100,000
Redeemed	(1,450,000)	—	(200,000)	—

Net increase in shares from share transactions	850,000	1,100,000	2,500,000	1,100,000

(a)	Commencement of operations was November 8, 2017.

SEE NOTES TO FINANCIAL STATEMENTS.

178	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2019

	JPMorgan U.S. Value Factor ETF
	Year Ended October 31, 2019	Period Ended October 31, 2018 (a)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$1,527,280	$674,149
Net realized gain (loss)	2,324,504	(145,490)
Change in net unrealized appreciation/depreciation	3,862,947	287,697

Change in net assets resulting from operations	7,714,731	816,356

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions to shareholders	(1,321,813)	(616,329)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	31,470,215	28,786,482

NET ASSETS:
Change in net assets	37,863,133	28,986,509
Beginning of period	28,986,509	—

End of period	$66,849,642	$28,986,509

CAPITAL TRANSACTIONS:
Proceeds from shares issued	$46,088,396	$28,786,482
Cost of shares redeemed	(14,618,181)	—

Total change in net assets resulting from capital transactions	$31,470,215	$28,786,482

SHARE TRANSACTIONS:
Issued	1,850,000	1,150,000
Redeemed	(550,000)	—

Net increase in shares from share transactions	1,300,000	1,150,000

(a)	Commencement of operations was November 8, 2017.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	179

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment Operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income

JPMorgan BetaBuilders Canada ETF
Year Ended October 31, 2019	$22.59	$0.66	$2.24	$2.90	$(0.60)
August 7, 2018 (g) through October 31, 2018	24.65	0.14	(2.15)	(2.01)	(0.05)

JPMorgan BetaBuilders Developed Asia ex-Japan ETF
Year Ended October 31, 2019	22.68	1.05	2.58	3.63	(1.00)
August 7, 2018 (g) through October 31, 2018	25.36	0.22	(2.73)	(2.51)	(0.17)

JPMorgan BetaBuilders Europe ETF
Year Ended October 31, 2019	22.59	0.90	1.65	2.55	(0.78)
June 15, 2018 (g) through October 31, 2018	24.79	0.13	(2.30)	(2.17)	(0.03)

JPMorgan BetaBuilders Japan ETF
Year Ended October 31, 2019	22.72	0.48	1.48	1.96	(0.14)
June 15, 2018 (g) through October 31, 2018	24.79	0.24	(2.31)	(2.07)	—

JPMorgan BetaBuilders U.S. Equity ETF
March 12, 2019 (g) through October 31, 2019	50.14	0.68	4.29	4.97	(0.51)

(a)	Annualized for periods less than one year, unless otherwise indicated.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)

Market price total return is calculated assuming an initial investment made at the beginning of the period market price, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The market price presented to calculate the market price total return is the mid-point of the bid/ask spread at the close of business on the Cboe BZX Exchange, Inc.

(f)	Certain non-recurring expenses incurred by the Fund were not annualized for the periods indicated.
(g)	Commencement of operations.
(h)

Since the Shares of the Fund did not trade in the secondary market until the day after the Fund’s inception, for the period from the inception to the first day of secondary market trading, the NAV is used as a proxy for the secondary market trading price to calculate the market returns.

SEE NOTES TO FINANCIAL STATEMENTS.

180	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2019

		Ratios/Supplemental data
						Ratios to average net assets (a)
Net asset value, end of period	Market price, end of period	Total return (c)(d)	Market price total return (c)(e)		Net assets, end of period	Net expenses		Net investment income (loss)	Expenses without waivers and reimbursements		Portfolio turnover rate (c)

$24.89	$24.90	13.08%	12.97%		$3,800,754,020	0.19%		2.73%	0.34%		7%
22.59	22.62	(8.18)	(8.05	)(h)	2,044,698,826	0.19	(f)	2.55	0.37	(f)	1

25.31	25.27	16.18	15.94		1,442,853,830	0.19		4.22	0.39		7
22.68	22.69	(9.97)	(9.93	)(h)	603,313,934	0.19	(f)	3.94	0.45	(f)	2

24.36	24.39	11.43	11.32		3,853,145,624	0.09		3.83	0.25		7
22.59	22.64	(8.75)	(8.55	)(h)	1,314,930,292	0.09	(f)	1.45	0.34	(f)	2

24.54	24.57	8.74	9.07		4,318,521,919	0.19		2.14	0.33		4
22.72	22.68	(8.35)	(8.51	)(h)	2,336,087,667	0.19	(f)	2.63	0.37	(f)	5

54.60	54.61	9.95	9.97	(h)	46,409,125	0.02		2.01	0.02		3

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	181

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment Operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income

JPMorgan Diversified Return Emerging Markets Equity ETF
Year Ended October 31, 2019	$50.91	$2.07	$2.97		$5.04	$(1.52)
Year Ended October 31, 2018	57.15	1.59	(5.37)		(3.78)	(2.46)
Year Ended October 31, 2017	48.68	1.50	7.56		9.06	(0.59)
Year Ended October 31, 2016	45.23	1.04	3.72		4.76	(1.31)
January 7, 2015 (f) through October 31, 2015	50.00	1.29	(6.06)		(4.77)	—

JPMorgan Diversified Return Europe Equity ETF
Year Ended October 31, 2019	53.44	1.40	4.46	(j)	5.86	(1.70)
Year Ended October 31, 2018	61.15	1.65	(6.36)		(4.71)	(3.00)
Year Ended October 31, 2017	49.88	1.57	10.82		12.39	(1.12)
December 18, 2015 (f) through October 31, 2016	50.00	1.39	(1.51)		(0.12)	— (i)

JPMorgan Diversified Return Global Equity ETF
Year Ended October 31, 2019	56.52	1.59	4.25		5.84	(1.63)
Year Ended October 31, 2018	61.00	1.42	(3.93)		(2.51)	(1.97)
Year Ended October 31, 2017	51.70	1.15	9.28		10.43	(1.13)
Year Ended October 31, 2016	50.53	1.14	0.99		2.13	(0.96)
Year Ended October 31, 2015	49.69	1.08	0.08		1.16	(0.32)

JPMorgan Diversified Return International Equity ETF
Year Ended October 31, 2019	53.10	1.77	1.90		3.67	(1.71)
Year Ended October 31, 2018	59.18	1.51	(5.29)		(3.78)	(2.30)
Year Ended October 31, 2017	50.00	1.43	8.57		10.00	(0.82)
Year Ended October 31, 2016	51.17	1.28	(1.37	)(j)	(0.09)	(1.08)
November 5, 2014 (f) through October 31, 2015	50.00	1.39	(0.07)		1.32	(0.15)

JPMorgan Diversified Return U.S. Equity ETF
Year Ended October 31, 2019	69.92	1.66	6.34		8.00	(1.48)
Year Ended October 31, 2018	68.52	1.39	1.88		3.27	(1.87)
Year Ended October 31, 2017	57.06	1.17	10.75		11.92	(0.46)
Year Ended October 31, 2016	54.13	1.10	2.09	(j)	3.19	(0.26)
September 29, 2015 (f) through October 31, 2015	50.00	0.06	4.07		4.13	—

JPMorgan Diversified Return U.S. Mid Cap Equity ETF
Year Ended October 31, 2019	62.24	1.18	4.78		5.96	(1.07)
Year Ended October 31, 2018	62.06	1.06	0.59		1.65	(1.47)
Year Ended October 31, 2017	51.65	0.89	10.02		10.91	(0.50)
May 11, 2016 (f) through October 31, 2016	50.00	0.42	1.23		1.65	—

JPMorgan Diversified Return U.S. Small Cap Equity ETF
Year Ended October 31, 2019	29.58	0.42	1.22		1.64	(0.38)
Year Ended October 31, 2018	28.95	0.33	0.73		1.06	(0.43)
November 15, 2016 (f) through October 31, 2017	25.00	0.28	3.71		3.99	(0.04)

(a)	Annualized for periods less than one year, unless otherwise indicated.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)

Market price total return is calculated assuming an initial investment made at the beginning of the period market price, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The market price presented to calculate the market price total return is the mid-point of the bid/ask spread at the close of business on the NYSE Arca, Inc.

(f)	Commencement of operations.
(g)

Since the Shares of the Fund did not trade in the secondary market until the day after the Fund’s inception, for the period from the inception to the first day of secondary market trading, the NAV is used as a proxy for the secondary market trading price to calculate the market returns.

(h)	Certain non-recurring expenses incurred by the Fund were not annualized for the periods indicated.
(i)	Amount rounds to less than $0.005.
(j)

Calculation of the net realized and unrealized gains (losses) per share do not correlate with the Fund’s net realized and unrealized gains (losses) presented in the Statement of Operations due to the timing of capital transactions in relation to the fluctuating market values of the Fund’s investments.

(k)	Amount rounds to less than 0.5%.

SEE NOTES TO FINANCIAL STATEMENTS.

182	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2019

		Ratios/Supplemental data
						Ratios to average net assets (a)
Net asset value, end of period	Market price, end of period	Total return (c)(d)	Market price total return (c)(e)		Net assets, end of period	Net expenses		Net investment income (loss)	Expenses without waivers and reimbursements		Portfolio turnover rate (c)

$54.43	$54.50	10.00%	10.31%		$353,795,416	0.45%		3.87%	0.87%		51%
50.91	50.83	(6.93)	(7.43)		213,804,252	0.45		2.80	0.96		53
57.15	57.36	18.95	18.65		165,741,046	0.45		2.85	1.06		60
48.68	48.98	11.02	11.63		43,809,461	0.45		2.33	1.91		44
45.23	45.27	(9.54)	(9.46	)(g)	36,185,674	0.45	(h)	3.18	2.07	(h)	46

57.60	57.58	11.09	10.81		17,280,937	0.38		2.58	1.01		20
53.44	53.56	(8.11)	(8.33)		74,820,788	0.40		2.77	0.70		51
61.15	61.42	25.42	25.80		79,492,357	0.43		2.89	0.80		18
49.88	49.95	(0.23)	(0.09	)(g)	59,859,633	0.43	(h)	3.14	1.14	(h)	15

60.73	60.57	10.49	10.30		145,749,540	0.38		2.73	0.50		23
56.52	56.47	(4.34)	(4.65)		203,457,264	0.38		2.30	0.56		29
61.00	61.14	20.61	20.40		103,695,070	0.38		2.06	0.80		26
51.70	51.91	4.31	4.44		77,556,933	0.38		2.26	0.93		22
50.53	50.67	2.36	1.82		50,530,034	0.38		2.16	1.52		18

55.06	55.02	7.05	7.23		1,282,867,303	0.38		3.27	0.41		25
53.10	52.98	(6.72)	(7.22)		1,444,332,261	0.40		2.57	0.44		28
59.18	59.36	20.35	20.30		1,159,887,006	0.43		2.63	0.51		29
50.00	50.17	(0.15)	0.41		470,042,716	0.43		2.56	0.75		27
51.17	51.05	2.65	2.40	(g)	92,113,607	0.43	(h)	2.72	1.33	(h)	20

76.44	76.45	11.65	11.65		802,625,997	0.19		2.27	0.37		24
69.92	69.93	4.74	4.70		559,362,329	0.19		1.95	0.41		32
68.52	68.55	20.99	21.02		356,298,771	0.21		1.83	0.47		27
57.06	57.08	5.92	5.90		125,538,258	0.29		1.95	0.90		22
54.13	54.16	8.26	8.32	(g)	10,826,623	0.29	(h)	1.20	5.75	(h)	—	(k)

67.13	67.17	9.73	9.78		187,973,791	0.24		1.82	0.43		25
62.24	62.25	2.59	2.57		112,028,180	0.24		1.64	0.50		35
62.06	62.08	21.25	21.31		62,063,250	0.26		1.54	0.62		31
51.65	51.64	3.30	3.28	(g)	36,153,888	0.34	(h)	1.69	1.02	(h)	15

30.84	30.87	5.64	5.75		140,343,327	0.29		1.40	0.54		43
29.58	29.58	3.61	3.43		96,135,254	0.29		1.08	0.61		30
28.95	29.00	15.96	16.16	(g)	55,011,105	0.31	(h)	1.08	0.97	(h)	24

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	183

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment Operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income

JPMorgan U.S. Dividend ETF
Year Ended October 31, 2019	$24.92	$0.93	$2.11	$3.04	$(0.87)
November 8, 2017 (g) through October 31, 2018	25.00	0.96	(0.17)	0.79	(0.87)

JPMorgan U.S. Minimum Volatility ETF
Year Ended October 31, 2019	26.14	0.64	3.95	4.59	(0.52)
November 8, 2017 (g) through October 31, 2018	25.00	0.59	1.08	1.67	(0.53)

JPMorgan U.S. Momentum Factor ETF
Year Ended October 31, 2019	25.98	0.37	2.99	3.36	(0.30)
November 8, 2017 (g) through October 31, 2018	25.00	0.35	0.95	1.30	(0.32)

JPMorgan U.S. Quality Factor ETF
Year Ended October 31, 2019	26.56	0.58	3.11	3.69	(0.51)
November 8, 2017 (g) through October 31, 2018	25.00	0.52	1.52	2.04	(0.48)

JPMorgan U.S. Value Factor ETF
Year Ended October 31, 2019	25.21	0.75	1.97	2.72	(0.64)
November 8, 2017 (g) through October 31, 2018	25.00	0.64	0.16	0.80	(0.59)

(a)	Annualized for periods less than one year, unless otherwise indicated.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)

Market price total return is calculated assuming an initial investment made at the beginning of the period market price, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The market price presented to calculate the market price total return is the mid-point of the bid/ask spread at the close of business on the NYSE Arca, Inc.

(f)	Certain non-recurring expenses incurred by the Fund were not annualized for the periods indicated.
(g)	Commencement of operations.
(h)

Since the Shares of the Fund did not trade in the secondary market until the day after the Fund’s inception, for the period from the inception to the first day of secondary market trading, the NAV is used as a proxy for the secondary market trading price to calculate the market returns.

SEE NOTES TO FINANCIAL STATEMENTS.

184	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2019

		Ratios/Supplemental data
						Ratios to average net assets (a)
Net asset value, end of period	Market price, end of period	Total return (c)(d)	Market price total return (c)(e)		Net assets, end of period	Net expenses		Net investment income (loss)	Expenses without waivers and reimbursements		Portfolio turnover rate (c)

$27.09	$27.10	12.57%	12.69%		$40,631,525	0.12%		3.59%	0.63%		20%
24.92	24.90	3.08	2.99	(h)	27,411,126	0.12	(f)	3.81	0.76	(f)	24

30.21	30.23	17.82	17.90		107,244,658	0.12		2.22	0.54		15
26.14	26.14	6.69	6.69	(h)	27,445,770	0.12	(f)	2.33	0.76	(f)	17

29.04	29.05	13.06	13.06		56,620,589	0.12		1.35	0.55		52
25.98	25.99	5.17	5.21	(h)	28,575,370	0.12	(f)	1.32	0.74	(f)	44

29.74	29.76	14.10	14.18		107,067,872	0.12		2.05	0.50		21
26.56	26.56	8.15	8.15	(h)	29,215,267	0.12	(f)	2.01	0.74	(f)	22

27.29	27.30	11.01	11.05		66,849,642	0.12		2.90	0.52		22
25.21	25.21	3.12	3.12	(h)	28,986,509	0.12	(f)	2.52	0.75	(f)	26

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	185

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2019

1. Organization

J.P. Morgan Exchange-Traded Fund Trust (the “Trust”) was formed on February 25, 2010, and is governed by a Declaration of Trust as amended and restated February 19, 2014, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 17 separate funds of the Trust (each, a “Fund” and collectively, the “Funds”) covered by this report:

Diversification Classification
JPMorgan BetaBuilders Canada ETF	Diversified
JPMorgan BetaBuilders Developed Asia ex-Japan ETF	Diversified
JPMorgan BetaBuilders Europe ETF	Diversified
JPMorgan BetaBuilders Japan ETF	Diversified
JPMorgan BetaBuilders U.S. Equity ETF	Diversified
JPMorgan Diversified Return Emerging Markets Equity ETF	Diversified
JPMorgan Diversified Return Europe Equity ETF	Diversified
JPMorgan Diversified Return Global Equity ETF	Diversified
JPMorgan Diversified Return International Equity ETF	Diversified
JPMorgan Diversified Return U.S. Equity ETF	Diversified
JPMorgan Diversified Return U.S. Mid Cap Equity ETF	Diversified
JPMorgan Diversified Return U.S. Small Cap Equity ETF	Diversified
JPMorgan U.S. Dividend ETF	Diversified
JPMorgan U.S. Minimum Volatility ETF	Diversified
JPMorgan U.S. Momentum Factor ETF	Diversified
JPMorgan U.S. Quality Factor ETF	Diversified
JPMorgan U.S. Value Factor ETF	Diversified

JPMorgan BetaBuilders Canada ETF (the “BetaBuilders Canada ETF”) commenced operations on August 7, 2018. The investment objective of the Fund is to seek investment results that closely correspond, before fees and expenses, to the performance of the Morningstar® Canada Target Market Exposure IndexSM.

JPMorgan BetaBuilders Developed Asia ex-Japan ETF (the “BetaBuilders Developed Asia ex-Japan ETF”) commenced operations on August 7, 2018. The investment objective of the Fund is to seek investment results that closely correspond, before fees and expenses, to the performance of the Morningstar® Developed Asia ex-Japan Target Market Exposure IndexSM.

JPMorgan BetaBuilders Europe ETF (the “BetaBuilders Europe ETF”) commenced operations on June 15, 2018. The investment objective of the Fund is to seek investment results that closely correspond, before fees and expenses, to the performance of the Morningstar® Developed Europe Target Market Exposure IndexSM.

JPMorgan BetaBuilders Japan ETF (the “BetaBuilders Japan ETF”) commenced operations on June 15, 2018. The investment objective of the Fund is to seek investment results that closely correspond, before fees and expenses, to the performance of the Morningstar® Japan Target Market Exposure IndexSM.

JPMorgan BetaBuilders U.S. Equity ETF (the “BetaBuilders U.S. Equity ETF”) commenced operations on March 12, 2019. The investment objective of the Fund is to seek investment results that closely correspond, before fees and expenses, to the performance of the Morningstar® US Target Market Exposure IndexSM.

The investment objective of JPMorgan Diversified Return Emerging Markets Equity ETF (the “Emerging Markets Equity ETF”) is to seek investment results that closely correspond, before fees and expenses, to the performance of the JP Morgan Diversified Factor Emerging Markets Equity Index.

The investment objective of JPMorgan Diversified Return Europe Equity ETF (the “Europe Equity ETF”) is to seek investment results that closely correspond, before fees and expenses, to the performance of the JP Morgan Diversified Factor Europe Equity Index.

The investment objective of JPMorgan Diversified Return Global Equity ETF (the “Global Equity ETF”) is to seek investment results that closely correspond, before fees and expenses, to the performance of the JP Morgan Diversified Factor Global Developed Equity Index.

The investment objective of JPMorgan Diversified Return International Equity ETF (the “International Equity ETF”) is to seek investment results that closely correspond, before fees and expenses, to the performance of the JP Morgan Diversified Factor International Equity Index.

The investment objective of JPMorgan Diversified Return U.S. Equity ETF (the “U.S. Equity ETF”) is to seek investment results that closely correspond, before fees and expenses, to the performance of the JP Morgan Diversified Factor US Equity Index.

The investment objective of JPMorgan Diversified Return U.S. Mid Cap Equity ETF (the “U.S. Mid Cap Equity ETF”) is to seek investment results that closely correspond, before fees and expenses, to the performance of the JP Morgan Diversified Factor US Mid Cap Equity Index.

186	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2019

The investment objective of JPMorgan Diversified Return U.S. Small Cap Equity ETF (the “U.S. Small Cap Equity ETF”) is to seek investment results that closely correspond, before fees and expenses, to the performance of the JP Morgan Diversified Factor US Small Cap Equity Index.

JPMorgan U.S. Dividend ETF (the “U.S. Dividend ETF”) commenced operations on November 8, 2017. The investment objective of the Fund is to seek investment results that closely correspond, before fees and expenses, to the performance of the JP Morgan US Dividend Index.

JPMorgan U.S. Minimum Volatility ETF (the “U.S. Minimum Volatility ETF”) commenced operations on November 8, 2017. The investment objective of the Fund is to seek investment results that closely correspond, before fees and expenses, to the performance of the JP Morgan US Minimum Volatility Index.

JPMorgan U.S. Momentum Factor ETF (the “U.S. Momentum Factor ETF”) commenced operations on November 8, 2017. The investment objective of the Fund is to seek investment results that closely correspond, before fees and expenses, to the performance of the JP Morgan US Momentum Factor Index.

JPMorgan U.S. Quality Factor ETF (the “U.S. Quality Factor ETF”) commenced operations on November 8, 2017. The investment objective of the Fund is to seek investment results that closely correspond, before fees and expenses, to the performance of the JP Morgan US Quality Factor Index.

JPMorgan U.S. Value Factor ETF (the “U.S. Value Factor ETF”) commenced operations on November 8, 2017. The investment objective of the Fund is to seek investment results that closely correspond, before fees and expenses, to the performance of the JP Morgan US Value Factor Index.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as the Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

Shares of each Fund are listed and traded at market price on an exchange as follows:

Listing Exchange
BetaBuilders Canada ETF	Cboe BZX Exchange, Inc.
BetaBuilders Developed Asia ex-Japan ETF	Cboe BZX Exchange, Inc.
BetaBuilders Europe ETF	Cboe BZX Exchange, Inc.
BetaBuilders Japan ETF	Cboe BZX Exchange, Inc.
BetaBuilders U.S. Equity ETF	Cboe BZX Exchange, Inc.
Emerging Markets Equity ETF	NYSE Arca, Inc.
Europe Equity ETF	NYSE Arca, Inc.
Global Equity ETF	NYSE Arca, Inc.
International Equity ETF	NYSE Arca, Inc.
U.S. Equity ETF	NYSE Arca, Inc.
U.S. Mid Cap Equity ETF	NYSE Arca, Inc.
U.S. Small Cap Equity ETF	NYSE Arca, Inc.
U.S. Dividend ETF	NYSE Arca, Inc.
U.S. Minimum Volatility ETF	NYSE Arca, Inc.
U.S. Momentum Factor ETF	NYSE Arca, Inc.
U.S. Quality Factor ETF	NYSE Arca, Inc.
U.S. Value Factor ETF	NYSE Arca, Inc.

Market prices for the Funds’ shares may be different from their net asset value (“NAV”).

The Funds issue and redeem their shares on a continuous basis, through JPMorgan Distribution Services, Inc. (the “Distributor” or “JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, at NAV in large blocks of shares, referred to as “Creation Units” as shown in the table below:

Shares per Creation Unit
BetaBuilders Canada ETF	100,000
BetaBuilders Developed Asia ex-Japan ETF	200,000
BetaBuilders Europe ETF	200,000
BetaBuilders Japan ETF	400,000
BetaBuilders U.S. Equity ETF	50,000
Emerging Markets Equity ETF	100,000
Europe Equity ETF	100,000
Global Equity ETF	100,000
International Equity ETF	100,000
U.S. Equity ETF	100,000
U.S. Mid Cap Equity ETF	100,000
U.S. Small Cap Equity ETF	50,000

OCTOBER 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	187

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2019 (continued)

Shares per Creation Unit
U.S. Dividend ETF	50,000
U.S. Minimum Volatility ETF	50,000
U.S. Momentum Factor ETF	50,000
U.S. Quality Factor ETF	50,000
U.S. Value Factor ETF	50,000

Creation Units are issued and redeemed principally in-kind for a basket of securities. A cash amount may be substituted if a Fund has sizeable exposure to market or sponsor restricted securities. Shares are generally traded in the secondary market in amounts less than a Creation Unit at market prices that change throughout the day. Only individuals or institutions that have entered into an authorized participant agreement with the Distributor may do business directly with the Funds (each, an “Authorized Participant”).

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, thus, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — Investments are valued in accordance with GAAP and the Funds’ valuation policies set forth by, and under the supervision and responsibility of, the Board of Trustees of the Trust (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value, and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis, with the AVC and the Board.

A market-based approach is primarily used to value the Funds’ investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and/or unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include the use of related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the NAVs of the Funds are calculated on a valuation date. Certain foreign equity instruments, as well as certain derivatives with equity reference obligations, are valued by applying international fair value factors provided by approved Pricing Services. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated.

Investments in open-end investment companies, excluding Exchange-Traded Funds (“ETFs”), (“Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Futures contracts are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

188	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2019

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”):

BetaBuilders Canada ETF

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$4,006,140,448	$—	$—	$4,006,140,448

Depreciation in Other Financial Instruments;
Futures Contracts (a)	$(100,766)	$—	$—	$(100,766)

BetaBuilders Developed Asia ex-Japan ETF

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$816,241,588	$—	$816,241,588
China	—	2,993,259	—	2,993,259
Hong Kong	3,043,434	349,854,134	—	352,897,568
Macau	—	30,232,246	—	30,232,246
New Zealand	—	32,235,199	—	32,235,199
Singapore	423,736	168,022,727	—	168,446,463
Taiwan	—	513,648	—	513,648
United Kingdom	—	20,428,198	—	20,428,198
United States	—	6,282,120	—	6,282,120

Total Common Stocks	3,467,170	1,426,803,119	—	1,430,270,289

Short-Term Investments	1,546,382	—	—	1,546,382

Total Investments in Securities	$5,013,552	$1,426,803,119	$—	$1,431,816,671

Appreciation in Other Financial Instruments
Futures Contracts	$13,511	$29,856	$—	$43,367

Depreciation in Other Financial Instruments
Futures Contracts	$—	$(26,387)	$—	$(26,387)

OCTOBER 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	189

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2019 (continued)

BetaBuilders Europe ETF

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$40,256,416	$—	$40,256,416
Austria	1,339,801	16,808,098	—	18,147,899
Belgium	2,299,408	63,548,000	—	65,847,408
Chile	—	1,610,839	—	1,610,839
Colombia	—	1,139,202	—	1,139,202
Denmark	—	106,798,251	—	106,798,251
Finland	4,337,129	71,796,770	—	76,133,899
France	15,132,897	644,439,270	—	659,572,167
Germany	56,129,161	459,170,525	—	515,299,686
Ghana	—	1,558,048	—	1,558,048
Ireland	19,239,516	17,324,832	—	36,564,348
Italy	—	137,323,747	—	137,323,747
Jordan	—	1,471,912	—	1,471,912
Luxembourg	812,806	11,455,640	—	12,268,446
Mexico	—	704,512	—	704,512
Netherlands	—	270,109,980	—	270,109,980
Norway	549,704	42,988,113	—	43,537,817
Portugal	—	10,525,335	—	10,525,335
Russia	—	2,525,555	—	2,525,555
South Africa	—	14,836,024	—	14,836,024
Spain	704,214	166,585,858	—	167,290,072
Sweden	—	174,861,711	—	174,861,711
Switzerland	7,074,152	574,626,422	—	581,700,574
United Arab Emirates	—	1,105,209	—	1,105,209
United Kingdom	9,710,586	860,847,821	—	870,558,407
United States	—	14,188,606	—	14,188,606

Total Common Stocks	117,329,374	3,708,606,696	—	3,825,936,070

Preferred Stocks	47,272	—	—	47,272
Rights	—	6	—	6
Short-Term Investments	114,875,596	—	—	114,875,596

Total Investments in Securities	$232,252,242	$3,708,606,702	$—	$3,940,858,944

Appreciation in Other Financial Instruments

Futures Contracts	$286,062	$—	$—	$286,062

Depreciation in Other Financial Instruments
Futures Contracts	$(14,075)	$—	$—	$(14,075)

190	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2019

BetaBuilders Japan ETF

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks	$16,628,083	$4,254,712,987	$—	$4,271,341,070
Short-Term Investments	18,341,722	—	—	18,341,722

Total Investments in Securities	$34,969,805	$4,254,712,987	$—	$4,289,682,792

Appreciation in Other Financial Instruments
Futures Contracts	$1,459,579	$—	$—	$1,459,579

BetaBuilders U.S. Equity ETF

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$46,351,777	$—	$—	$46,351,777

Appreciation in Other Financial Instruments
Futures Contracts (a)	$5,139	$—	$—	$5,139

Emerging Markets Equity ETF

	Level 1 Quoted prices	Level 2 Other significant observable inputs		Level 3 Significant unobservable inputs		Total
Investments in Securities
Common Stocks
Bahrain	$—	$409,625		$—		$409,625
China	952,395	72,118,895		—	(b)	73,071,290
Czech Republic	127,714	889,665		—		1,017,379
Greece	—	2,830,256		—		2,830,256
Hong Kong	—	2,073,756		—		2,073,756
Hungary	678,666	1,511,187		—		2,189,853
India	5,525,406	26,339,360		—		31,864,766
Indonesia	—	15,034,764		—		15,034,764
Kuwait	2,085,477	2,376,508		—		4,461,985
Malaysia	1,654,610	9,239,808		—		10,894,418
Pakistan	—	189,092		—		189,092
Philippines	1,238,361	3,340,083		—		4,578,444
Qatar	1,088,121	4,850,979		—		5,939,100
Saudi Arabia	1,541,708	5,220,004		—		6,761,712
South Africa	1,698,522	22,257,264		—		23,955,786
Taiwan	—	39,255,394		—		39,255,394
Thailand	5,882,408	9,723,765		—		15,606,173
Turkey	911,696	4,591,450		—		5,503,146
United Arab Emirates	1,630,755	2,352,509		—		3,983,264
Other Common Stocks	102,952,890	—		—		102,952,890

Total Common Stocks	127,968,729	224,604,364		—	(b)	352,573,093

Rights	—	—	(b)	—		—	(b)
Short-Term Investments	1,883,529	—		—		1,883,529

Total Investments in Securities	$129,852,258	$224,604,364		$—	(b)	$354,456,622

Appreciation in Other Financial Instruments
Futures Contracts	$22,206	$—		$—		$22,206

OCTOBER 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	191

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2019 (continued)

Europe Equity ETF

	Level 1 Quoted prices	Level 2 Other significant observable inputs		Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$117,643		$—	$117,643
Austria	—	131,053		—	131,053
Belgium	51,807	276,111		—	327,918
Chile	—	59,546		—	59,546
Denmark	—	638,270		—	638,270
Finland	69,090	587,343		—	656,433
France	146,937	2,447,568		—	2,594,505
Germany	318,783	1,834,818		—	2,153,601
Ireland	—	91,716		—	91,716
Italy	8,855	1,023,696		—	1,032,551
Jordan	—	67,581		—	67,581
Kazakhstan	—	40,872		—	40,872
Luxembourg	39,837	94,134		—	133,971
Netherlands	—	788,001		—	788,001
Norway	—	413,046		—	413,046
Poland	—	151,209		—	151,209
Portugal	—	124,850		—	124,850
Russia	—	113,044		—	113,044
South Africa	—	67,946		—	67,946
Spain	—	918,263		—	918,263
Sweden	—	1,317,711		—	1,317,711
Switzerland	—	1,532,446		—	1,532,446
United Kingdom	30,330	3,306,815		—	3,337,145
United States	—	117,155		—	117,155

Total Common Stocks	665,639	16,260,837		—	16,926,476

Rights	—	—	(b)	—	—	(b)
Short-Term Investments	133,397	—		—	133,397

Total Investments in Securities	$799,036	$16,260,837		$—	$17,059,873

Appreciation in Other Financial Instruments
Futures Contracts	$6,694	$—		$—	$6,694

Depreciation in Other Financial Instruments
Futures Contracts	$(865)	$—		$—	$(865)

Global Equity ETF

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$14,453,913	$—	$14,453,913
Austria	—	341,241	—	341,241
Belgium	239,689	1,121,407	—	1,361,096
Chile	—	9,202	—	9,202
China	—	1,295,612	—	1,295,612
Denmark	—	1,060,652	—	1,060,652
Finland	377,835	1,270,432	—	1,648,267
France	536,005	5,355,931	—	5,891,936
Germany	174,577	2,937,832	—	3,112,409
Hong Kong	—	5,280,379	—	5,280,379

192	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2019

Global Equity ETF (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Italy	$—	$2,197,058	$—	$2,197,058
Japan	—	33,131,377	—	33,131,377
Macau	—	952,243	—	952,243
Netherlands	—	2,898,030	—	2,898,030
New Zealand	—	512,717	—	512,717
Norway	—	1,404,866	—	1,404,866
Portugal	—	486,132	—	486,132
Russia	—	68,902	—	68,902
Singapore	—	2,857,725	—	2,857,725
South Africa	—	408,834	—	408,834
South Korea	—	11,125,474	—	11,125,474
Spain	—	3,516,771	—	3,516,771
Sweden	—	3,663,080	—	3,663,080
Switzerland	—	3,214,467	—	3,214,467
United Kingdom	827,754	5,567,252	—	6,395,006
United States	31,301,015	278,797	—	31,579,812
Other Common Stocks	5,799,288	—	—	5,799,288

Total Common Stocks	39,256,163	105,410,326	—	144,666,489

Short-Term Investments	1,075,217	—	—	1,075,217

Total Investments in Securities	$40,331,380	$105,410,326	$—	$145,741,706

Appreciation in Other Financial Instruments
Futures Contracts	$27,207	$—	$—	$27,207

International Equity ETF

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$132,098,380	$—	$132,098,380
Austria	—	3,599,271	—	3,599,271
Belgium	3,627,968	4,536,474	—	8,164,442
Cambodia	—	1,279,228	—	1,279,228
Chile	—	4,435,246	—	4,435,246
China	—	10,601,170	—	10,601,170
Denmark	—	5,080,583	—	5,080,583
Finland	5,211,427	21,877,538	—	27,088,965
France	2,013,246	66,260,653	—	68,273,899
Germany	5,321,564	32,585,012	—	37,906,576
Hong Kong	—	64,388,794	—	64,388,794
Indonesia	—	293,043	—	293,043
Ireland	—	2,102,849	—	2,102,849
Italy	—	25,890,534	—	25,890,534
Japan	—	307,113,958	—	307,113,958
Jordan	—	5,098,658	—	5,098,658
Macau	—	2,625,907	—	2,625,907
Netherlands	—	38,289,240	—	38,289,240
New Zealand	—	10,545,227	—	10,545,227
Norway	—	18,292,941	—	18,292,941
Poland	—	1,281,693	—	1,281,693
Portugal	—	5,679,789	—	5,679,789
Russia	—	3,422,753	—	3,422,753

OCTOBER 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	193

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2019 (continued)

International Equity ETF (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Singapore	$—	$31,357,002	$—	$31,357,002
South Africa	—	4,519,023	—	4,519,023
South Korea	—	90,160,111	—	90,160,111
Spain	429,822	23,727,676	—	24,157,498
Sweden	—	44,984,117	—	44,984,117
Switzerland	—	31,333,849	—	31,333,849
United Kingdom	11,314,336	243,918,476	—	255,232,812
United States	—	5,653,479	—	5,653,479
Other Common Stocks	1,991,974	—	—	1,991,974

Total Common Stocks	29,910,337	1,243,032,674	—	1,272,943,011

Preferred Stocks	3,472	—	—	3,472
Short-Term Investments	15,753,318	—	—	15,753,318

Total Investments in Securities	$45,667,127	$1,243,032,674	$—	$1,288,699,801

Appreciation in Other Financial Instruments
Futures Contracts	$266,142	$—	$—	$266,142

U.S. Equity ETF

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$825,588,980	$—	$—	$825,588,980

Appreciation in Other Financial Instruments
Futures Contracts (a)	$44,378	$—	$—	$44,378

U.S. Mid Cap Equity ETF

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$197,011,002	$—	$—	$197,011,002

Appreciation in Other Financial Instruments
Futures Contracts (a)	$10,026	$—	$—	$10,026

U.S. Small Cap Equity ETF

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Common Stocks	$140,249,445	$—	$—		$140,249,445
Rights	—	—	—	(b)	—	(b)
Short-Term Investments	27,076,446	—	—		27,076,446

Total Investments in Securities	$167,325,891	$—	$—	(b)	$167,325,891

Appreciation in Other Financial Instruments
Futures Contracts	$8,156	$—	$—		$8,156

194	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2019

U.S. Dividend ETF

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$41,353,593	$—	$—	$41,353,593

Appreciation in Other Financial Instruments
Futures Contracts (a)	$1,695	$—	$—	$1,695

U.S. Minimum Volatility ETF

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$107,537,513	$—	$—	$107,537,513

Appreciation in Other Financial Instruments
Futures Contracts (a)	$2,500	$—	$—	$2,500

U.S. Momentum Factor ETF

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$57,177,897	$—	$—	$57,177,897

Appreciation in Other Financial Instruments
Futures Contracts (a)	$1,316	$—	$—	$1,316

U.S. Quality Factor ETF

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$107,943,331	$—	$—	$107,943,331

Appreciation in Other Financial Instruments
Futures Contracts (a)	$3,452	$—	$—	$3,452

U.S. Value Factor ETF

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$67,175,771	$—	$—	$67,175,771

Appreciation in Other Financial Instruments
Futures Contracts (a)	$2,897	$—	$—	$2,897

(a)	All portfolio holdings designated as level 1 are disclosed individually on the SOIs.
(b)	Value is zero.

There were no transfers into or out of level 3 for the year ended October 31, 2019.

B. Restricted Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the NAVs of the Funds.

As of October 31, 2019, the Funds had no investments in restricted securities other than securities sold to the Funds under Rule 144A and /or Regulation S under the Securities Act.

OCTOBER 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	195

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2019 (continued)

C. Futures Contracts — The Funds used index futures contracts to obtain long exposure to the underlying commodities markets, to gain or reduce exposure to the stock market, to gain or reduce exposure to particular countries or regions, maintain liquidity, minimize transaction costs or to manage and hedge interest rate risk associated with portfolio investments.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the Statements of Operations (“SOP”). Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the SOP at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the SOIs, while cash deposited, which is considered restricted, is recorded on the SAL. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the SAL.

The use of futures contracts exposes the Funds to equity price risk. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the SAL, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The Funds’ futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

The table below discloses the volume of the Funds’ futures contracts activity during the year ended October 31, 2019:

	BetaBuilders Canada ETF	BetaBuilders Developed Asia ex-Japan ETF	BetaBuilders Europe ETF	BetaBuilders Japan ETF	BetaBuilders U.S. Equity ETF		Emerging Markets Equity ETF	Europe Equity ETF	Global Equity ETF
Futures Contracts — Equity:
Average Notional Balance Long	$15,151,614	$9,090,538	$19,762,694	$24,412,142	$163,841	(a)	$1,051,703	$289,129	$873,211
Ending Notional Balance Long	20,318,943	12,519,301	20,626,000	47,216,779	166,966		1,093,680	335,055	988,870

	International Equity ETF	U.S. Equity ETF	U.S. Mid Cap Equity ETF	U.S. Small Cap Equity ETF	U.S. Dividend ETF	U.S. Minimum Volatility ETF	U.S. Momentum Factor ETF	U.S. Quality Factor ETF	U.S. Value Factor ETF
Futures Contracts — Equity:
Average Notional Balance Long	$8,179,085	$1,894,502	$547,477	$395,090	$172,027	$164,977	$38,779	$194,020	$202,168
Ending Notional Balance Long	8,420,260	1,669,250	390,920	156,290	121,430	136,609	60,715	258,039	212,503

(a)	For the period May 1, 2019 through October 31, 2019.

D. Securities Lending — The Funds are authorized to engage in securities lending in order to generate additional income. The Funds are able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Funds, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in the IM Shares of JPMorgan U.S. Government Money Market Fund and the Agency SL Shares of the JPMorgan Securities Lending Money Market Fund. The Funds retain loan fees and the interest on cash collateral investments but are required to pay the borrower a rebate for the use of cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Funds). Upon termination of a loan, the Funds are required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Funds or the borrower at any time.

The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the SOP as Income from securities lending (net). The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the SOP.

Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.

196	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2019

The value of securities out on loan is recorded as an asset on the SAL. The value of the cash collateral received is recorded as a liability on the SAL and details of collateral investments are disclosed in the SOIs.

The Funds bear the risk of loss associated with the collateral investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, the Funds may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability.

The following table presents, for each lending fund, the value of the securities on loan with Citibank, net of amounts available for offset under the master netting arrangements and any related collateral received or posted by the Funds as of October 31, 2019.

	Investment Securities on Loan, at value, Presented on the Statements of Assets and Liabilities	Cash Collateral Posted by Borrower*	Net Amount Due to Counterparty (not less than zero)
BetaBuilders Canada ETF	$213,748,097	$(213,748,097)	$—
BetaBuilders Developed Asia ex-Japan ETF	1,455,691	(1,455,691)	—
BetaBuilders Europe ETF	107,191,515	(107,191,515)	—
BetaBuilders Japan ETF	17,484,369	(17,484,369)	—
Emerging Markets Equity ETF	1,106,394	(1,106,394)	—
Europe Equity ETF	125,559	(125,559)	—
Global Equity ETF	750,135	(750,135)	—
International Equity ETF	12,277,449	(12,277,449)	—
U.S. Equity ETF	23,110,059	(23,110,059)	—
U.S. Mid Cap Equity ETF	8,836,243	(8,836,243)	—
U.S. Small Cap Equity ETF	25,431,992	(25,431,992)	—
U.S. Dividend ETF	628,762	(628,762)	—
U.S. Minimum Volatility ETF	378,300	(378,300)	—
U.S. Momentum Factor ETF	541,227	(541,227)	—
U.S. Quality Factor ETF	928,985	(928,985)	—
U.S. Value Factor ETF	354,482	(354,482)	—

*	Collateral posted reflects the value of securities on loan and does not include any additional amounts received from the borrower.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.

JPMIM voluntarily waived investment advisory fees charged to the Funds to reduce the impact of the cash collateral investment in the JPMorgan U.S. Government Money Market Fund from 0.16% to 0.06%. JPMIM waived fees associated with the Funds’ investment in JPMorgan U.S. Government Money Market Fund as follows:

BetaBuilders Canada ETF	$24,154
BetaBuilders Developed Asia ex-Japan ETF	2,777
BetaBuilders Europe ETF	15,109
BetaBuilders Japan ETF	8,676
Emerging Markets Equity ETF	261
Europe Equity ETF	159
Global Equity ETF	1,283
International Equity ETF	5,242
U.S. Equity ETF	6,650
U.S. Mid Cap Equity ETF	2,457
U.S. Small Cap Equity ETF	4,457
U.S. Dividend ETF	185
U.S. Minimum Volatility ETF	123
U.S. Momentum Factor ETF	175
U.S. Quality Factor ETF	199
U.S. Value Factor ETF	147

The above waiver is included in the determination of earnings on cash collateral investment and in the calculation of Citibank’s compensation and is included in the SOP as Income from securities lending (net).

BetaBuilders U.S. Equity ETF did not lend out any securities during the period ended October 31, 2019.

OCTOBER 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	197

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2019 (continued)

E. Investment Transactions with Affiliates — The Funds invested in Underlying Funds which are advised by the Adviser. An issuer who is under common control with the Funds may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the table below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into the Underlying Funds. Reinvestment amounts are included in the purchase cost amounts in the tables below.

BetaBuilders Canada ETF

	For the year ended October 31, 2019
Security Description	Value at October 31, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)	Value at October 31, 2019	Shares at October 31, 2019	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares (a)	$1,992,902	$—	$1,992,902	$(199	)*	$199	$—	—	$—		$—
JPMorgan Securities Lending Money Market Fund Class Agency SL Shares, 1.98% (a)(b)	49,999,700	3,002,000,000	2,878,000,000	4,502	*	—	174,004,202	173,986,803	2,166,507	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.70% (a)(b)	19,883,026	2,254,627,489	2,221,838,563	—		—	52,671,952	52,671,952	701,724	*	—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares (a)	190,063	8,147,244	8,337,307	—		—	—	—	3,731		—

Total	$72,065,691	$5,264,774,733	$5,110,168,772	$4,303		$199	$226,676,154		$2,871,962		$—

BetaBuilders Developed Asia ex-Japan ETF

	For the year ended October 31, 2019
Security Description	Value at October 31, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)	Value at October 31, 2019	Shares at October 31, 2019	Dividend Income		Capital Gain Distributions
JPMorgan Securities Lending Money Market Fund Class Agency SL Shares, 1.98% (a)(b)	$—	$59,000,000	$58,000,000	$100	*	$—	$1,000,100	1,000,000	$51,950	*	$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.70% (a)(b)	—	36,337,168	35,790,886	—		—	546,282	546,282	74,817	*	—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares (a)	254,772	48,388,688	48,643,460	—		—	—	—	5,141		—

Total	$254,772	$143,725,856	$142,434,346	$100		$—	$1,546,382		$131,908		$—

198	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2019

BetaBuilders Europe ETF

	For the year ended October 31, 2019
Security Description	Value at October 31, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)	Value at October 31, 2019	Shares at October 31, 2019	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares (a)	$2,999,300	$—	$2,999,300	$(300	)*	$300	$—	—	$—		$—
JPMorgan Securities Lending Money Market Fund Class Agency SL Shares, 1.98% (a)(b)	17,999,500	713,000,000	647,000,000	3,899	*	5,400	84,008,799	84,000,399	1,516,777	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.70% (a)(b)	5,502,935	557,988,564	532,624,702	—		—	30,866,797	30,866,797	438,994	*	—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares (a)	296,502	17,282,282	17,578,784	—		—	—	—	4,568		—

Total	$26,798,237	$1,288,270,846	$1,200,202,786	$3,599		$5,700	$114,875,596		$1,960,339		$—

BetaBuilders Japan ETF

	For the year ended October 31, 2019
Security Description	Value at October 31, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)	Value at October 31, 2019	Shares at October 31, 2019	Dividend Income		Capital Gain Distributions
JPMorgan Securities Lending Money Market Fund Class Agency SL Shares, 1.98% (a)(b)	$12,999,800	$506,000,000	$507,000,000	$201	*	$1,599	$12,001,600	12,000,400	$811,621	*	$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.70% (a)(b)	6,499,769	282,946,013	283,105,660	—		—	6,340,122	6,340,122	238,804	*	—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares (a)	288,800	16,223,341	16,512,141	—		—	—	—	3,955		—

Total	$19,788,369	$805,169,354	$806,617,801	$201		$1,599	$18,341,722		$1,054,380		$—

BetaBuilders U.S. Equity ETF

	For the period ended October 31, 2019
Security Description	Value at March 12, 2019 (c)	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at October 31, 2019	Shares at October 31, 2019	Dividend Income	Capital Gain Distributions
JPMorgan Chase & Co. (d)	$—	$613,167	$14,237	$554	$102,941	$702,425	5,623	$11,214	$—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 1.64% (a)(b)	—	820,366	696,934	—	—	123,432	123,432	1,940	—

Total	$—	$1,433,533	$711,171	$554	$102,941	$825,857		$13,154	$—

OCTOBER 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	199

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2019 (continued)

Emerging Markets Equity ETF

	For the year ended October 31, 2019
Security Description	Value at October 31, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at October 31, 2019	Shares at October 31, 2019	Dividend Income		Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.70% (a)(b)	$—	$4,593,959	$3,381,341	$—	$—	$1,212,618	1,212,618	$8,601	*	$—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 1.64% (a)(b)	753,648	8,015,188	8,097,925	—	—	670,911	670,911	4,285		—

Total	$753,648	$12,609,147	$11,479,266	$—	$—	$1,883,529		$12,886		$—

Europe Equity ETF

	For the year ended October 31, 2019
Security Description	Value at October 31, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at October 31, 2019	Shares at October 31, 2019	Dividend Income		Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.70% (a)(b)	$—	$3,145,894	$3,012,616	$—	$—	$133,278	133,278	$4,421	*	$—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 1.64% (a)(b)	—	468,851	468,732	—	—	119	119	93		—

Total	$—	$3,614,745	$3,481,348	$—	$—	$133,397		$4,514		$—

Global Equity ETF

	For the year ended October 31, 2019
Security Description	Value at October 31, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)	Value at October 31, 2019	Shares at October 31, 2019	Dividend Income		Capital Gain Distributions
JPMorgan Securities Lending Money Market Fund Class Agency SL Shares, 1.98% (a)(b)	$—	$3,000,000	$2,500,000	$(50	)*	$—	$499,950	499,900	$25,513	*	$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.70% (a)(b)	924,151	39,639,537	40,276,142	—		—	287,546	287,546	35,094	*	—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 1.64% (a)(b)	627,017	3,660,510	3,999,806	—		—	287,721	287,721	4,610		834

Total	$1,551,168	$46,300,047	$46,775,948	$(50)		$—	$1,075,217		$65,217		$834

200	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2019

International Equity ETF

	For the year ended October 31, 2019
Security Description	Value at October 31, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)	Value at October 31, 2019	Shares at October 31, 2019	Dividend Income		Capital Gain Distributions
JPMorgan Securities Lending Money Market Fund Class Agency SL Shares, 1.98% (a)(b)	$—	$119,000,000	$115,000,000	$600	*	$—	$4,000,600	4,000,200	$268,942	*	$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.70% (a)(b)	—	175,712,354	166,670,555	—		—	9,041,799	9,041,799	153,253	*	—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 1.64% (a)(b)	6,618,219	82,653,193	86,560,493	—		—	2,710,919	2,710,919	56,690		—

Total	$6,618,219	$377,365,547	$368,231,048	$600		$—	$15,753,318		$478,885		$—

U.S. Equity ETF

	For the year ended October 31, 2019
Security Description	Value at October 31, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)	Value at October 31, 2019	Shares at October 31, 2019	Dividend Income		Capital Gain Distributions
JPMorgan Securities Lending Money Market Fund Class Agency SL Shares, 1.98% (a)(b)	$—	$156,000,000	$139,000,000	$3,601	*	$400	$17,004,001	17,002,300	$542,323	*	$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.70% (a)(b)	4,709,887	266,113,079	264,197,873	—		—	6,625,093	6,625,093	184,014	*	—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 1.64% (a)(b)	6,889,863	34,644,771	40,640,082	—		—	894,552	894,552	36,454		—

Total	$11,599,750	$456,757,850	$443,837,955	$3,601		$400	$24,523,646		$762,791		$—

U.S. Mid Cap Equity ETF

	For the year ended October 31, 2019
Security Description	Value at October 31, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)	Value at October 31, 2019	Shares at October 31, 2019	Dividend Income		Capital Gain Distributions
JPMorgan Securities Lending Money Market Fund Class Agency SL Shares, 1.98% (a)(b)	$—	$23,000,000	$17,000,000	$900	*	$—	$6,000,900	6,000,300	$114,968	*	$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.70% (a)(b)	643,332	91,865,224	89,408,499	—		—	3,100,057	3,100,057	71,116	*	—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 1.64% (a)(b)	3,620,915	9,102,309	12,393,959	—		—	329,265	329,265	12,832		—

Total	$4,264,247	$123,967,533	$118,802,458	$900		$—	$9,430,222		$198,916		$—

OCTOBER 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	201

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2019 (continued)

U.S. Small Cap Equity ETF

	For the year ended October 31, 2019
Security Description	Value at October 31, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)	Value at October 31, 2019	Shares at October 31, 2019	Dividend Income		Capital Gain Distributions
JPMorgan Securities Lending Money Market Fund Class Agency SL Shares, 1.98% (a)(b)	$—	$57,000,000	$38,000,000	$1,200	*	$500	$19,001,700	18,999,800	$209,571	*	$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.70% (a)(b)	2,431,125	102,119,015	96,916,004	—		—	7,634,136	7,634,136	127,611	*	—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 1.64% (a)(b)	1,505,075	8,797,846	9,862,311	—		—	440,610	440,610	8,972		—

Total	$3,936,200	$167,916,861	$144,778,315	$1,200		$500	$27,076,446		$346,154		$—

U.S. Dividend ETF

	For the year ended October 31, 2019
Security Description	Value at October 31, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at October 31, 2019	Shares at October 31, 2019	Dividend Income		Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.70% (a)(b)	$148,580	$8,147,797	$7,641,908	$—	$—	$654,469	654,469	$6,282	*	$—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 1.64% (a)(b)	1,248,859	2,295,663	3,394,993	—	—	149,529	149,529	3,427		—

Total	$1,397,439	$10,443,460	$11,036,901	$—	$—	$803,998		$9,709		$—

U.S. Minimum Volatility ETF

	For the year ended October 31, 2019
Security Description	Value at October 31, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at October 31, 2019	Shares at October 31, 2019	Dividend Income		Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.70% (a)(b)	$93,840	$7,973,815	$7,680,255	$—	$—	$387,400	387,400	$4,320	*	$—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 1.64% (a)(b)	760,666	2,812,509	3,434,236	—	—	138,939	138,939	4,014		—

Total	$854,506	$10,786,324	$11,114,491	$—	$—	$526,339		$8,334		$—

U.S. Momentum Factor ETF

	For the year ended October 31, 2019
Security Description	Value at October 31, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at October 31, 2019	Shares at October 31, 2019	Dividend Income		Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.70% (a)(b)	$66,300	$7,923,766	$7,428,738	$—	$—	$561,328	561,328	$5,083	*	$—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 1.64% (a)(b)	63,323	1,690,751	1,666,462	—	—	87,612	87,612	1,512		—

Total	$129,623	$9,614,517	$9,095,200	$—	$—	$648,940		$6,595		$—

202	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2019

U.S. Quality Factor ETF

	For the year ended October 31, 2019
Security Description	Value at October 31, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at October 31, 2019	Shares at October 31, 2019	Dividend Income		Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.70% (a)(b)	$58,800	$7,198,303	$6,310,781	$—	$—	$946,322	946,322	$6,416	*	$—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 1.64% (a)(b)	836,372	3,145,724	3,721,691	—	—	260,405	260,405	3,375		—

Total	$895,172	$10,344,027	$10,032,472	$—	$—	$1,206,727		$9,791		$—

U.S. Value Factor ETF

	For the year ended October 31, 2019
Security Description	Value at October 31, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at October 31, 2019	Shares at October 31, 2019	Dividend Income		Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.70% (a)(b)	$57,600	$5,285,951	$4,974,798	$—	$—	$368,753	368,753	$4,550	*	$—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 1.64% (a)(b)	692,762	3,199,498	3,737,889	—	—	154,371	154,371	3,546		—

Total	$750,362	$8,485,449	$8,712,687	$—	$—	$523,124		$8,096		$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of October 31, 2019.
(c)	Commencement of operations.
(d)	Investment in affiliate. This security is included in an index in which the Fund, as an index fund, tracks.
*	Amount is included on the SOP as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

F. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

The Funds do not isolate the effect of changes in foreign exchange rates from changes in market prices of securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments on the SOP.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the SOP. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at year end are included in Change in net unrealized appreciation/ depreciation on foreign currency translations on the SOP.

OCTOBER 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	203

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2019 (continued)

G. Offering and Organizational Costs — Total offering costs incurred in connection with the offering of shares of the Funds are amortized on a straight line basis over 12 months from the date the Funds commenced operations. Total offering costs incurred were as follows:

BetaBuilders Canada ETF	$16,918
BetaBuilders Developed Asia ex-Japan ETF	15,611
BetaBuilders Europe ETF	13,889
BetaBuilders Japan ETF	13,250
U.S. Dividend ETF	4,068
U.S. Minimum Volatility ETF	5,756
U.S. Momentum Factor ETF	4,071
U.S. Quality Factor ETF	4,061
U.S. Value Factor ETF	4,073

Costs paid in connection with the organization of the Funds, if any, were recorded as an expense at the time the Funds commenced operations and are included as part of Offering costs on the SOP. For the year ended October 31, 2019, total offering costs amortized were as follows:

BetaBuilders Canada ETF	$12,978
BetaBuilders Developed Asia ex-Japan ETF	11,976
BetaBuilders Europe ETF	8,638
BetaBuilders Japan ETF	8,260
U.S. Dividend ETF	90
U.S. Minimum Volatility ETF	126
U.S. Momentum Factor ETF	90
U.S. Quality Factor ETF	90
U.S. Value Factor ETF	89

H. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method, which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, and distributions of net investment income and realized capital gains from the Underlying Funds and ETFs, if any, are recorded on the ex-dividend date or when a Fund first learns of the dividend.

To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

I. Allocation of Expenses — Expenses directly attributable to a Fund are charged directly to that Fund, while the expenses attributable to more than one fund of the Trust are allocated among the applicable funds.

J. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of October 31, 2019, no liability for Federal income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years, or since inception if shorter, remains subject to examination by the Internal Revenue Service.

K. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest. When a capital gain tax is determined to apply, the Funds record an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

L. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly for all Funds, except the BetaBuilders Japan ETF, which generally declares and pays any net investment income annually. Prior to March 1, 2019, the BetaBuilders Japan ETF distributed quarterly. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.

204	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2019

The following amounts were reclassified within the capital accounts:

	Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
BetaBuilders Canada ETF	$(2,111,022)	$(162,042)	$2,273,064
BetaBuilders Developed Asia ex-Japan ETF	5,791,633	(62,604)	(5,729,029)
BetaBuilders Europe ETF	68,541,468	(792,169)	(67,749,299)
BetaBuilders Japan ETF	49,015,836	1,904,769	(50,920,605)
BetaBuilders U.S. Equity ETF	(1)	—	1
Emerging Markets Equity ETF	(686)	221,602	(220,916)
Europe Equity ETF	486,007	80,785	(566,792)
Global Equity ETF	9,771,580	102,790	(9,874,370)
International Equity ETF	53,732,903	1,257,546	(54,990,449)
U.S. Equity ETF	19,691,157	5,568	(19,696,725)
U.S. Mid Cap Equity ETF	4,076,154	(6,913)	(4,069,241)
U.S. Small Cap Equity ETF	13,123,858	(61,394)	(13,062,464)
U.S. Dividend ETF	927,934	(24,420)	(903,514)
U.S. Minimum Volatility ETF	3,523,569	(2,630)	(3,520,939)
U.S. Momentum Factor ETF	7,004,340	(7,202)	(6,997,138)
U.S. Quality Factor ETF	913,908	4,976	(918,884)
U.S. Value Factor ETF	2,791,919	(11,074)	(2,780,845)

The reclassifications for the Funds relate primarily to foreign currency gains or losses, investments in real estate investment trusts (“REITs”), investments in passive foreign investment companies (“PFICs”), non-taxable dividends and redemptions in-kind.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to Investment Advisory Agreement for all Funds, except the BetaBuilders U.S. Equity ETF, the Adviser manages the investments of each Fund. For such services, the Adviser is paid a fee which is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

BetaBuilders Canada ETF	0.19%
BetaBuilders Developed Asia ex-Japan ETF	0.19%
BetaBuilders Europe ETF	0.09%
BetaBuilders Japan ETF	0.19%
Emerging Markets Equity ETF	0.44%
Europe Equity ETF	0.30%
Global Equity ETF	0.24%
International Equity ETF	0.24%
U.S. Equity ETF	0.23%
U.S. Mid Cap Equity ETF	0.24%
U.S. Small Cap Equity ETF	0.29%
U.S. Dividend ETF	0.23%
U.S. Minimum Volatility ETF	0.23%
U.S. Momentum Factor ETF	0.23%
U.S. Quality Factor ETF	0.23%
U.S. Value Factor ETF	0.23%

The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in Note 3.D.

B. Administration Fee — Pursuant to an Administration Agreement for all Funds, except the BetaBuilders U.S. Equity ETF, the Administrator provides certain administration services to the Funds. In consideration of these services, effective January 1, 2019, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of each Fund’s respective average daily net assets. Prior to January 1, 2019, the Administrator received a fee accrued daily and paid monthly at an annual rate of 0.085% each Fund’s respective average daily net assets. The Administrator also provides administration services to the BetaBuilders U.S. Equity ETF pursuant to the Management Agreement for that Fund; the Administrator is compensated as described in Note 3.G.

The Administrator waived administration fees as outlined in Note 3.D.

OCTOBER 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	205

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2019 (continued)

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Custodian, Accounting and Transfer Agent Fees — JPMCB provides custody, accounting and transfer agency services to the Funds. The amounts paid directly to JPMCB by the Funds, except the BetaBuilders U.S. Equity ETF, which is paid as described in Note 3.G, for custody services are included in the Custodian, Accounting and Transfer Agent fees on the SOP. Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the SOP. With respect to the transfer agency services provided by JPMCB for each creation or redemption transaction, the Authorized Participant will generally be responsible for such associated expenses; during the period, the Funds paid no transfer agency fees to JPMCB.

Additionally, Authorized Participants generally pay transaction fees associated with the creation and redemption of fund shares. These fees are used to offset certain custodian charges incurred by the Fund for these transactions.

For the year ended October 31, 2019, the amount of transaction fees paid by the Authorized Participants to the Funds that were used to reimburse Custodian and Transfer Agent fees were as follows:

BetaBuilders Canada ETF	$67,500
BetaBuilders Developed Asia ex-Japan ETF	205,200
BetaBuilders Europe ETF	609,900
BetaBuilders Japan ETF	210,800
Emerging Markets Equity ETF	161,700
Europe Equity ETF	34,200
Global Equity ETF	23,100
International Equity ETF	201,600
U.S. Equity ETF	49,300
U.S. Mid Cap Equity ETF	18,000
U.S. Small Cap Equity ETF	67,200
U.S. Dividend ETF	4,800
U.S. Minimum Volatility ETF	18,000
U.S. Momentum Factor ETF	9,600
U.S. Quality Factor ETF	9,000
U.S. Value Factor ETF	11,200

Such amounts are included in expense reimbursements from non-affiliates in the SOP.

Restricted cash on the SAL is cash received from Authorized Participants for the reimbursement of creation and/or redemption of Fund shares.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the SOP.

D. Waivers and Reimbursements — The Adviser has contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses, (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses), exceed the percentages of the Funds’ respective average daily net assets as shown in the below table:

Expense Cap
BetaBuilders Canada ETF	0.19%
BetaBuilders Developed Asia ex-Japan ETF	0.19%
BetaBuilders Europe ETF	0.09%
BetaBuilders Japan ETF	0.19%
Emerging Markets Equity ETF	0.45%
Europe Equity ETF	0.38%
Global Equity ETF	0.38%
International Equity ETF	0.38%
U.S. Equity ETF	0.19%
U.S. Mid Cap Equity ETF	0.24%
U.S. Small Cap Equity ETF	0.29%
U.S. Dividend ETF	0.12%
U.S. Minimum Volatility ETF	0.12%
U.S. Momentum Factor ETF	0.12%
U.S. Quality Factor ETF	0.12%
U.S. Value Factor ETF	0.12%

The expense limitation agreements were in effect for the year ended October 31, 2019.

206	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2019

For the year ended October 31, 2019, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Total	Contractual Reimbursements
BetaBuilders Canada ETF	$2,710,628	$1,807,086	$4,517,714	$—
BetaBuilders Developed Asia ex-Japan ETF	1,325,505	883,670	2,209,175	6,420
BetaBuilders Europe ETF	2,845,520	1,897,013	4,742,533	447
BetaBuilders Japan ETF	2,915,570	1,943,713	4,859,283	—
Emerging Markets Equity ETF	858,203	229,763	1,087,966	686
Europe Equity ETF	78,722	20,722	99,444	30,660
Global Equity ETF	114,111	76,074	190,185	—
International Equity ETF	168,560	112,373	280,933	—
U.S. Equity ETF	687,761	458,508	1,146,269	—
U.S. Mid Cap Equity ETF	168,160	112,106	280,266	1,725
U.S. Small Cap Equity ETF	154,571	101,917	256,488	4,200
U.S. Dividend ETF	71,749	23,984	95,733	58,680
U.S. Minimum Volatility ETF	115,576	38,317	153,893	42,702
U.S. Momentum Factor ETF	101,450	33,626	135,076	43,571
U.S. Quality Factor ETF	136,914	45,323	182,237	33,752
U.S. Value Factor ETF	120,553	39,958	160,511	38,093

Additionally, the Funds may invest in one or more money market funds advised by the Adviser (affiliated money market funds). For each Fund, except the BetaBuilders U.S. Equity ETF, the Adviser has contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective fees and expenses incurred by each Fund from the applicable Fund’s investment in such affiliated money market funds, except for investments of securities lending collateral. For BetaBuilders U.S. Equity ETF, these waivers are covered under the Management Agreement as described in Note 3.G.

The amounts of these waivers resulting from investments in these money market funds for the year ended October 31, 2019 were as follows:

BetaBuilders Canada ETF	$407
BetaBuilders Developed Asia ex-Japan ETF	504
BetaBuilders Europe ETF	462
BetaBuilders Japan ETF	609
BetaBuilders U.S. Equity ETF	172
Emerging Markets Equity ETF	618
Europe Equity ETF	1
Global Equity ETF	505
International Equity ETF	6,659
U.S. Equity ETF	3,970
U.S. Mid Cap Equity ETF	1,403
U.S. Small Cap Equity ETF	1,034
U.S. Dividend ETF	411
U.S. Minimum Volatility ETF	413
U.S. Momentum Factor ETF	151
U.S. Quality Factor ETF	359
U.S. Value Factor ETF	394

E. Distribution Services — The Distributor or its agent distributes Creation Units for each Fund on an agency basis. The Distributor does not maintain a secondary market in shares of each Fund. JPMDS receives no fees for their distribution services under the distribution agreement with the Trust (the “Distribution Agreement”). Although the Trust does not pay any fees under the Distribution Agreement, JPMIM pays JPMDS for certain distribution related services.

F. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and the JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board designated and appointed a Chief Compliance Officer to the Funds pursuant to Rule 38a-1 under the 1940 Act. Each Fund, excluding the BetaBuilders U.S. Equity ETF, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the SOP.

OCTOBER 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	207

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2019 (continued)

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

G. Management Fee — Pursuant to a Management Agreement for BetaBuilders U.S. Equity ETF, the Adviser manages the investments of BetaBuilders U.S. Equity ETF. For such services, the Adviser is paid a fee of 0.02%, which is accrued daily and paid monthly, based on BetaBuilders U.S. Equity ETF’s average daily net assets. Under the Management Agreement, JPMIM is responsible for substantially all expenses of the BetaBuilders U.S. Equity ETF, (including expenses of the Trust relating to BetaBuilders U.S. Equity ETF), except for the management fees, payments under the BetaBuilders U.S. Equity ETF’s 12b-1 plan (if any), interest expenses, dividend and interest expenses related to short sales, taxes, acquired fund fees and expenses (other than fees for funds advised by the adviser and/or its affiliates), costs of holding shareholder meetings, litigation and potential litigation and other extraordinary expenses not incurred in the ordinary course of the BetaBuilders U.S. Equity ETF’s business. Additionally, the BetaBuilders U.S. Equity ETF shall be responsible for its non-operating expenses, including brokerage commissions and fees and expenses associated with the Fund’s securities lending program, if applicable.

Effective November 1, 2019, the Investment Advisory Agreement, Administration Agreement and Expense Limitation Agreement for each Fund except Betabuilders U.S. Equity ETF were replaced by a Management Agreement. Under the Management Agreement, JPMIM is responsible for substantially all expenses of each Fund (including expenses of the Trust relating to each Fund), except for the management fees, payments under a Fund’s 12b-1 plan (if any), interest expenses, dividend and interest expenses related to short sales, taxes, acquired fund fees and expenses (other than fees for funds advised by the adviser and/or its affiliates), costs of holding shareholder meetings, the costs of any securities lending program, and litigation and potential litigation and other extraordinary expenses not incurred in the ordinary course of each Fund’s business. Additionally, each Fund shall be responsible for its non-operating expenses, including brokerage commissions and fees and expense associated with a Fund’s securities lending program, if applicable. For the avoidance of doubt, the Adviser’s payment of such expenses may be accomplished through a Fund’s payment of such expenses and a corresponding reduction in the fee payable to the Adviser, provided, however, that if the amount of expenses paid by a Fund exceeds the fee payable to the Adviser, the Adviser will reimburse that Fund for such amount. The management fee is accrued daily and paid no more frequently than monthly based on each Fund’s respective average daily net assets at following rate:

BetaBuilders Canada ETF	0.19%
BetaBuilders Developed Asia ex-Japan ETF	0.19%
BetaBuilders Europe ETF	0.09%
BetaBuilders Japan ETF	0.19%
Emerging Markets Equity ETF	0.44%
Europe Equity ETF	0.37%
Global Equity ETF	0.29%
International Equity ETF	0.37%
U.S. Equity ETF	0.18%
U.S. Mid Cap Equity ETF	0.24%
U.S. Small Cap Equity ETF	0.29%
U.S. Dividend ETF	0.12%
U.S. Minimum Volatility ETF	0.12%
U.S. Momentum Factor ETF	0.12%
U.S. Quality Factor ETF	0.12%
U.S. Value Factor ETF	0.12%

4. Investment Transactions

During the year ended October 31, 2019, purchases and sales of investments (excluding short-term investments) were as follows:

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
BetaBuilders Canada ETF	$273,368,678	$196,062,854
BetaBuilders Developed Asia ex-Japan ETF	233,034,243	86,750,204
BetaBuilders Europe ETF	231,637,118	214,975,077
BetaBuilders Japan ETF	186,361,167	130,388,044
BetaBuilders U.S. Equity ETF	1,115,861	1,041,463
Emerging Markets Equity ETF	236,465,459	153,124,709
Europe Equity ETF	5,293,020	5,536,386
Global Equity ETF	41,043,728	45,891,683
International Equity ETF	383,700,533	376,315,766
U.S. Equity ETF	171,404,743	161,059,176
U.S. Mid Cap Equity ETF	44,425,506	38,795,109
U.S. Small Cap Equity ETF	59,155,897	56,745,546
U.S. Dividend ETF	7,372,778	6,362,958

208	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2019

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
U.S. Minimum Volatility ETF	$9,518,496	$7,691,521
U.S. Momentum Factor ETF	23,024,620	22,735,162
U.S. Quality Factor ETF	14,391,911	12,837,428
U.S. Value Factor ETF	12,850,631	11,689,281

During the year ended October 31, 2019, there were no purchases or sales of U.S. Government securities.

For the year ended October 31, 2019, in-kind transactions associated with creations and redemptions were:

	In-Kind Creations	In-Kind Redemptions
BetaBuilders Canada ETF	$1,516,229,435	$73,579,797
BetaBuilders Developed Asia ex-Japan ETF	604,598,597	39,546,861
BetaBuilders Europe ETF	2,893,686,981	682,469,119
BetaBuilders Japan ETF	2,206,423,026	606,864,991
BetaBuilders U.S. Equity ETF	43,037,961	—
Emerging Markets Equity ETF	42,955,716	—
Europe Equity ETF	10,046,848	66,469,954
Global Equity ETF	4,795,720	68,935,978
International Equity ETF	252,209,756	457,321,859
U.S. Equity ETF	257,924,624	79,145,467
U.S. Mid Cap Equity ETF	80,954,781	18,121,044
U.S. Small Cap Equity ETF	122,670,547	84,781,849
U.S. Dividend ETF	15,518,675	4,582,355
U.S. Minimum Volatility ETF	91,833,080	20,043,193
U.S. Momentum Factor ETF	66,065,497	41,684,460
U.S. Quality Factor ETF	75,849,084	5,357,886
U.S. Value Factor ETF	45,219,167	14,142,705

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at October 31, 2019 were as follows:

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
BetaBuilders Canada ETF	$3,884,821,827	$312,598,789	$191,380,934	$121,217,855
BetaBuilders Developed Asia ex-Japan ETF	1,379,543,905	96,171,463	43,881,717	52,289,746
BetaBuilders Europe ETF	3,804,672,350	314,060,609	177,602,028	136,458,581
BetaBuilders Japan ETF	4,177,153,208	323,120,620	209,131,457	113,989,163
BetaBuilders U.S. Equity ETF	43,248,645	3,903,048	794,777	3,108,271
Emerging Markets Equity ETF	337,222,823	39,282,138	22,026,133	17,256,005
Europe Equity ETF	17,378,017	1,177,990	1,490,305	(312,315)
Global Equity ETF	141,134,477	14,377,354	9,742,918	4,634,436
International Equity ETF	1,292,081,876	98,266,168	101,382,101	(3,115,933)
U.S. Equity ETF	745,491,670	111,109,838	30,968,150	80,141,688
U.S. Mid Cap Equity ETF	183,015,890	22,354,541	8,349,403	14,005,138
U.S. Small Cap Equity ETF	172,402,839	10,064,960	15,133,752	(5,068,792)
U.S. Dividend ETF	39,533,473	3,675,670	1,853,855	1,821,815
U.S. Minimum Volatility ETF	102,883,317	5,907,508	1,250,812	4,656,696
U.S. Momentum Factor ETF	58,412,985	1,150,396	2,384,168	(1,233,772)
U.S. Quality Factor ETF	100,572,462	9,401,231	2,026,910	7,374,321
U.S. Value Factor ETF	63,309,967	6,064,202	2,195,501	3,868,701

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals, investments in passive foreign investment companies (“PFICs”) and non-taxable dividends.

OCTOBER 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	209

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2019 (continued)

The tax character of distributions paid during the year ended October 31, 2019 was as follows:

	Ordinary Income*	Total Distributions Paid
BetaBuilders Canada ETF	$75,222,486	$75,222,486
BetaBuilders Developed Asia ex-Japan ETF	50,248,812	50,248,812
BetaBuilders Europe ETF	126,316,866	126,316,866
BetaBuilders Japan ETF	20,089,888	20,089,888
BetaBuilders U.S. Equity ETF	317,882	317,882
Emerging Markets Equity ETF	9,059,080	9,059,080
Europe Equity ETF	661,542	661,542
Global Equity ETF	4,502,466	4,502,466
International Equity ETF	47,722,104	47,722,104
U.S. Equity ETF	13,823,828	13,823,828
U.S. Mid Cap Equity ETF	2,653,452	2,653,452
U.S. Small Cap Equity ETF	1,663,026	1,663,026
U.S. Dividend ETF	1,057,550	1,057,550
U.S. Minimum Volatility ETF	948,027	948,027
U.S. Momentum Factor ETF	515,149	515,149
U.S. Quality Factor ETF	1,098,039	1,098,039
U.S. Value Factor ETF	1,321,813	1,321,813

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

The tax character of distributions paid during the year ended October 31, 2018 was as follows:

	Ordinary Income*	Total Distributions Paid
BetaBuilders Canada ETF	$2,945,124	$2,945,124
BetaBuilders Developed Asia ex-Japan ETF	4,159,764	4,159,764
BetaBuilders Europe ETF	1,891,512	1,891,512
Emerging Markets Equity ETF	8,601,176	8,601,176
Europe Equity ETF	4,014,806	4,014,806
Global Equity ETF	5,818,989	5,818,989
International Equity ETF	54,092,274	54,092,274
U.S. Equity ETF	12,462,949	12,462,949
U.S. Mid Cap Equity ETF	2,149,261	2,149,261
U.S. Small Cap Equity ETF	1,058,143	1,058,143
U.S. Dividend ETF	908,996	908,996
U.S. Minimum Volatility ETF	549,553	549,553
U.S. Momentum Factor ETF	338,121	338,121
U.S. Quality Factor ETF	496,228	496,228
U.S. Value Factor ETF	616,329	616,329

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

As of October 31, 2019, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows:

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
BetaBuilders Canada ETF	$13,446,205	$(19,539,163)	$121,253,437
BetaBuilders Developed Asia ex-Japan ETF	3,106,728	(224,560)	52,481,883
BetaBuilders Europe ETF	10,045,797	(3,824,375)	136,869,667
BetaBuilders Japan ETF	96,506,970	(9,152,650)	113,973,270
BetaBuilders U.S. Equity ETF	112,754	(24,168)	3,108,272
Emerging Markets Equity ETF	3,585,880	(17,191,447)	17,049,352

210	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2019

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Europe Equity ETF	$39,207	$(890,210)	$(319,215)
Global Equity ETF	616,634	(6,508,104)	4,635,230
International Equity ETF	7,866,907	(63,817,842)	(3,103,905)
U.S. Equity ETF	2,479,665	(9,094,088)	80,141,689
U.S. Mid Cap Equity ETF	365,107	(2,657,584)	14,005,138
U.S. Small Cap Equity ETF	226,391	(1,625,003)	(5,068,792)
U.S. Dividend ETF	129,349	(352,308)	1,821,815
U.S. Minimum Volatility ETF	237,938	(285,053)	4,656,696
U.S. Momentum Factor ETF	100,547	(1,405,473)	(1,233,772)
U.S. Quality Factor ETF	180,839	(281,172)	7,374,321
U.S. Value Factor ETF	251,138	(318,815)	3,868,701

For the Funds, the cumulative timing differences primarily consist of wash sale loss deferrals, non-taxable dividends, foreign taxes and investments in passive foreign investment companies (“PFICs”).

As of October 31, 2019, the following Funds had net capital loss carryforwards as follows:

	Capital Loss Carryforward Character
	Short-Term	Long-Term
BetaBuilders Canada ETF	$19,539,163	$—
BetaBuilders Developed Asia ex-Japan ETF	—	224,560
BetaBuilders Europe ETF	3,010,441	813,934
BetaBuilders Japan ETF	9,152,650	—
BetaBuilders U.S. Equity ETF	24,168	—
Emerging Markets Equity ETF	13,649,613	3,541,834
Europe Equity ETF	545,128	345,082
Global Equity ETF	3,204,966	3,303,138
International Equity ETF	27,029,344	36,788,498
U.S. Equity ETF	8,505,408	588,680
U.S. Mid Cap Equity ETF	2,657,584	—
U.S. Small Cap Equity ETF	1,432,885	192,118
U.S. Dividend ETF	281,701	70,607
U.S. Minimum Volatility ETF	124,150	160,903
U.S. Momentum Factor ETF	947,749	457,724
U.S. Quality Factor ETF	281,172	—
U.S. Value Factor ETF	293,810	25,005

During the year ended October 31, 2019, the following Funds utilized capital loss carryforwards as follows:

	Capital Loss Carryforward Utilized
	Short-Term	Long-Term
BetaBuilders Developed Asia ex-Japan ETF	$149,273	$—
U.S. Quality Factor ETF	—	1,033

6. Capital Share Transactions

The Trust issues and redeems shares of the Funds only in Creation Units through the Distributor at NAV. Capital shares transactions detail can be found in the Statements of Changes in Net Assets.

Shares of the Funds may only be purchased or redeemed by Authorized Participants. Such Authorized Participants may from time to time hold, of record or beneficially, a substantial percentage of the Funds’ shares outstanding and act as executing or clearing broker for investment transactions on behalf of the Funds. An Authorized Participant is either (1) a “Participating Party” or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation (“NSCC”); or (2) a DTC Participant; which, in either case, must have executed an agreement with the Distributor.

Creation Units of a Fund may be created in advance of receipt by the Trust of all or a portion of the applicable basket of equity securities and other instruments (“Deposit Instruments”) and cash as described in the Funds’ registration statement. In these instances, the initial Deposit Instruments and cash must be deposited in an amount equal to the sum of the cash amount, plus at least 105%, for BetaBuilders Canada ETF, BetaBuilders

OCTOBER 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	211

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2019 (continued)

Developed Asia ex-Japan ETF, BetaBuilders Europe ETF, BetaBuilders Japan ETF, Europe Equity ETF, Global Equity ETF and International Equity ETF, and plus at least 110% for Emerging Markets Equity ETF of the market value of undelivered Deposit Instruments. A transaction fee may be imposed to offset transfer and other transaction costs associated with the purchase or redemption of Creation Units.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.

As of October 31, 2019, the Adviser owns shares representing more than 10% of net assets of the following Funds:

% of Ownership
U.S. Dividend ETF	66%
U.S. Minimum Volatility ETF	26
U.S. Momentum Factor ETF	51
U.S. Quality Factor ETF	28
U.S. Value Factor ETF	39

Significant shareholder transactions by the Adviser may impact the Funds’ performance.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Funds’ original investment. Derivatives also expose the Funds to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Funds to sell or otherwise close a derivatives position could expose the Funds to losses.

The BetaBuilders Canada ETF, BetaBuilders Developed Asia ex-Japan ETF, BetaBuilders Europe ETF, BetaBuilders Japan ETF, Emerging Markets Equity ETF, Europe Equity ETF, Global Equity ETF and International Equity ETF may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of foreign countries or regions, which may vary throughout the period depending on the Funds. Such concentrations may subject each Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

Investing in securities of foreign countries may include certain risks and considerations not typically associated with investing in U.S. securities. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and currencies, and future and adverse political, social and economic developments.

As of October 31, 2019, the following Funds had non-U.S. country allocations representing greater than 10% of total investments (excluding investment of cash collateral from securities loaned) as follows:

Fund Name	Australia	Brazil	Canada	China	France	Germany	Hong Kong	Japan	Singapore	Switzerland	Taiwan	United Kingdom
BetaBuilders Canada ETF	—%	—%	97.2%	—%	—%	—%	—%	—%	—%	—%	—%	—%
BetaBuilders Developed Asia ex-Japan ETF	57.1	—	—	—	—	—	24.7	—	11.8	—	—	—
BetaBuilders Europe ETF	—	—	—	—	17.2	13.5	—	—	—	15.2	—	22.8
BetaBuilders Japan ETF	—	—	—	—	—	—	—	100.0	—	—	—	—
Emerging Markets Equity ETF	—	14.7	—	20.7	—	—	—	—	—	—	11.1	—
Europe Equity ETF	—	—	—	—	15.3	12.7	—	—	—	—	—	19.7
Global Equity ETF	10.0	—	—	—	—	—	—	22.9	—	—	—	—
International Equity ETF	10.4	—	—	—	—	—	—	24.1	—	—	—	20.0

As of October 31, 2019, a significant portion of each Fund’s net assets noted in the table above consisted of securities that were denominated in foreign currencies. Changes in currency exchange rates will affect the value of, and investment income from, such securities.

Disruptions to creations and redemptions, the existence of significant market volatility or potential lack of an active trading market for the Shares (including through a trading halt), as well as other factors, may result in Shares trading significantly above (at a premium) or below (at a discount) to the NAV or to the intraday value of the Fund’s holdings. During such periods, investors may incur significant losses if shares are sold.

The Funds may not track the return of the underlying index for a number of reasons and therefore may not achieve its investment objective. For example, each Fund incurs a number of operating expenses not applicable to its underlying index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the underlying index. In addition, a Fund’s return may differ from the return of its underlying index as a result of, among other things, pricing differences and the inability to purchase certain securities included in the underlying index due to regulatory or other restrictions. To the extent of the previously outlined items, each Fund’s return differs from the return of the underlying index.

212	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2019

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of J.P. Morgan Exchange-Traded Fund Trust and Shareholders of each of the seventeen funds listed in the table below

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of each of the funds listed in the table below (seventeen of the funds constituting J.P. Morgan Exchange-Traded Fund Trust, hereafter collectively referred to as the “Funds”) as of October 31, 2019, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2019, the results of each of their operations and the changes in each of their net assets for the periods indicated in the table below, and each of the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

JPMorgan BetaBuilders Canada ETF (1)	JPMorgan Diversified Return Europe Equity ETF (4)	JPMorgan U.S. Dividend ETF (5)
JPMorgan BetaBuilders Developed Asia Ex-Japan ETF (1)	JPMorgan Diversified Return Global Equity ETF (4)	JPMorgan U.S. Minimum Volatility ETF (5)
JPMorgan BetaBuilders Europe ETF (2)	JPMorgan Diversified Return International Equity ETF (4)	JPMorgan U.S. Momentum Factor ETF (5)
JPMorgan BetaBuilders Japan ETF (2)	JPMorgan Diversified Return U.S. Equity ETF (4)	JPMorgan U.S. Quality Factor ETF (5)
JPMorgan BetaBuilders U.S. Equity ETF (3)	JPMorgan Diversified Return U.S. Mid Cap Equity ETF (4)	JPMorgan U.S. Value Factor ETF (5)
JPMorgan Diversified Return Emerging Markets Equity ETF (4)	JPMorgan Diversified Return U.S. Small Cap Equity ETF (4)

(1)

Statement of operations for the year ended October 31, 2019, and statement of changes in net assets for the year ended October 31, 2019 and the period August 7, 2018 (commencement of operations) through October 31, 2018

(2)

Statement of operations for the year ended October 31, 2019, and statement of changes in net assets for the year ended October 31, 2019 and the period June 15, 2018 (commencement of operations) through October 31, 2018

(3)	Statement of operations and statement of changes in net assets for the period March 12, 2019 (commencement of operations) through October 31, 2019

(4)	Statement of operations for the year ended October 31, 2019 and statement of changes in net assets for the years ended October 31, 2019 and 2018

(5)

Statement of operations for the year ended October 31, 2019, and statement of changes in net assets for the year ended October 31, 2019 and the period November 8, 2017 (commencement of operations) through October 31, 2018

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

New York, New York

December 20, 2019

We have served as the auditor of one or more investment companies in the JPMorgan Funds complex since 1993.

OCTOBER 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	213

TRUSTEES

(Unaudited)

The Funds’ Statements of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-844-457-6383 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth; Positions With the Funds since)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (1)	Other Directorships Held During the Past 5 Years
Independent Trustees

Gary L. French (1951); Trustee of the Trust since 2014	Real Estate Investor (2011–present); Consultant to the Mutual Fund Industry (2011-present); Senior Consultant for The Regulatory Fundamentals Group LLC (2011–2017); Senior Vice President–Fund Administration, State Street Corporation (2002–2010).	35	Independent Trustee, The China Fund, Inc. (2013-2019); Exchange Traded Concepts Trust II (2012-2014); Exchange Traded Concepts Trust I (2011-2014).

Robert J. Grassi (1957); Trustee of the Trust since 2014	Sole Proprietor, Academy Hills Advisors LLC (2012-present); Pension Director, Corning Incorporated (2002-2012).	35	None.

Thomas P. Lemke (1954); Trustee of the Trust since 2014	Retired; Executive Vice President and General Counsel, Legg Mason (2005-2013).	35

SEI family of funds (Independent Trustee of Advisors’ Inner Circle Fund

III (20 portfolios) (from February 2014 to present); Independent Trustee of Winton Diversified Opportunities Fund (from December 2014 to 2018); Independent Trustee of Gallery Trust (from August 2015 to present); Independent Trustee of Schroder Series Trust (from 2017 to present) Independent Trustee of Schroder Global Series Trust (from February 2017 to present); Independent Trustee of O’Connor EQUUS (May 2014-April 2016), Independent Trustee of Winton Series Trust (December 2014-March 2017); Independent Trustee of AXA Premier VIP Trust (2014-June 2017); Independent Director of The Victory Funds (or their predecessor funds) (35 portfolios) (2014-March 2015); Symmetry Panoramic Trust (16 portfolios) (2018-present).

Lawrence R. Maffia (1950); Trustee of the Trust since 2014	Retired; Director and President, ICI Mutual Insurance Company (2006-2013).	35	Director, ICI Mutual Insurance Company (1999-2013).

Emily A. Youssouf (1951); Trustee of the Trust since 2014	Clinical Professor, NYU Schack Institute of Real Estate (2009-present); Board Member (2005-present), Chair of Capital Committee (2006-2016), Chair of Audit Committee (2005-present), and Chair of IT Committee (2016-present), NYC Health and Hospitals Corporation; Board Member and Member of the Audit Committee and Related Parties Committee (2013-2018) and Member of the Risk Management Committee (2017-2018), PennyMac Financial Services, Inc.	35

Trustee, NYC School Construction

Authority (2009-present); Board

Member, NYS Job Development

Authority (2008-present); Trustee

(2015-present) and Chair of the Audit and Finance Committee (2015-present) of the Transit Center Foundation; Vice Chair (2011-2013) and Board Member (2013-2014) of New York City Housing Authority.

Interested Trustee

Robert Deutsch (2) (1957); Chairman and Trustee of the Trust since 2014	Retired; Head of the Global ETF Business for JPMorgan Asset Management (2013-2017); Head of the Global Liquidity Business for JPMorgan Asset Management (2003-2013).	35	Board of Directors of the JUST Capital Foundation (2017–present).

(1)

A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. Thirty three series of the Trust have commenced operations.

(2)	Mr. Deutsch is an interested trustee because he was an employee of the Adviser until August 2017.

The contact address for each of the Trustees is 277 Park Avenue, New York, NY 10172.

214	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2019

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trusts (Since)	Principal Occupations During Past 5 Years

Joanna Gallegos (1975), President and Principal Executive Officer (2017)	Managing Director, Head of J.P. Morgan Asset Management’s U.S. Exchange Traded Funds business. Previously, Head of J.P. Morgan Asset Management’s ETF Product Development team from August 2013 to July 2017.

Lauren A. Paino (1973), Treasurer and Principal Financial Officer (2016)*	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2013.

Brian S. Shlissel (1964), Vice President (2016)

Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) (from 2014 to present); Managing Director and Head of Mutual Fund Services, Allianz Global Investors; President and Chief Executive Officer, Allianz Global Investors Mutual Funds and PIMCO Closed-End Funds (from 1999 to 2014).

Paul Shield (1960), Vice President and Assistant Treasurer (2016)	Managing Director and head of Business Management for JPMorgan Asset Management’s Exchange Traded Fund platform since 2013.

Elizabeth A. Davin (1964), Secretary (2018)**	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Davin has been with JPMorgan Chase (formerly Bank One Corporation) since 2004.

Stephen M. Ungerman (1953), Chief Compliance Officer (2014)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Jessica K. Ditullio (1962), Assistant Secretary (2014)**	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Ditullio has been with JPMorgan Chase (formerly Bank One Corporation) since 1990.

Anthony Geron (1971), Assistant Secretary (2019)*

Vice President and Assistant General Counsel, JPMorgan Chase since September 2018; Lead Director and

Counsel, AXA Equitable Life Insurance Company from 2015 to 2018 and Senior Director and Counsel, AXA

Equitable Life Insurance Company from 2014 to 2015; Associate, Willkie Farr & Gallagher (law firm) from

2007 to 2014.

Carmine Lekstutis (1980), Assistant Secretary (2014)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2011 to February 2015.

Keri E. Riemer (1976), Assistant Secretary (2019)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2019; Counsel, Seward & Kissel LLP (2016-2019); Associate, Seward & Kissel LLP (2011-2016).

Gregory S. Samuels (1980), Assistant Secretary (2014)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2010.

Zachary E. Vonnegut-Gabovitch (1986), Assistant Secretary (2017)*	Vice President and Assistant General Counsel, JPMorgan Chase since September 2016; Associate, Morgan Lewis & Bockius (law firm) from 2012 to 2016.

Frederick J. Cavaliere (1978), Assistant Treasurer (2015)*	Executive Director, J.P. Morgan Investment Management Inc. since February 2016; formerly, Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since September 2010 to February 2016. Mr. Cavaliere has been with JPMorgan since May 2006.

Timothy J. Clemens (1975), Assistant Treasurer (2019)*	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2016; Vice President, JPMorgan Funds Management, Inc. from October 2013 to January 2016.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2014)	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since May 2014; formerly Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) from 2012 to May 2014.

Shannon Gaines (1977), Assistant Treasurer (2019)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since January 2014.

Jason Ronca (1978), Assistant Treasurer (2014)***	Executive Director, Assistant Treasurer and ETF Platform Manager for J.P. Morgan Asset Management since February 2017; formerly Vice President, Assistant Treasurer and ETF Platform Manager for J.P. Morgan Asset Management from May 2014 to February 2017. ETF Product Manager for Corporate Investment Bank responsible for setting the strategy and control agenda for the ETF servicing business from 2010 to May 2014; Prior to 2010, a Vice President in Fund Accounting within J.P. Morgan Investor Services, supporting a series of U.S. registered mutual funds.

The contact address for each of the officers, unless otherwise noted, is 277 Park Avenue, New York, NY 10172.

*	The contact address for the officer is 4 New York Plaza, New York, NY 10004.
**	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.
***	The contact address for the officer is 50 Rowes Wharf, Floor 3, Boston, MA 02110.

OCTOBER 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	215

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, excluding BetaBuilders U.S. Equity ETF, you incur two types of ongoing costs: (1) transaction costs, including brokerage commissions on your purchases and sales of Fund shares and (2) ongoing costs, including investment advisory fees, administration fees and other Fund expenses. As a shareholder of BetaBuilders U.S. Equity ETF, you incur two types of costs: (1) transaction costs, including brokerage commissions on your purchase and sales of Fund Shares and (2) ongoing costs, primarily management fees. The examples assume that you had a $1,000 investment at the beginning of the reporting period May 1, 2019 and continued to hold your shares at the end of the reporting period, October 31, 2019.

Actual Expenses

For the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value May 1, 2019	Ending Account Value October 31, 2019	Annualized Expense Ratio (1)	Expenses Paid During the Period
JPMorgan BetaBuilders Canada ETF
Actual	$1,000.00	$1,019.30	0.19%	$0.97
Hypothetical	1,000.00	1,024.25	0.19	0.97

JPMorgan BetaBuilders Developed Asia ex-Japan ETF
Actual	1,000.00	1,008.30	0.19	0.96
Hypothetical	1,000.00	1,024.25	0.19	0.97

JPMorgan BetaBuilders Europe ETF
Actual	1,000.00	1,022.00	0.09	0.46
Hypothetical	1,000.00	1,024.75	0.09	0.46

JPMorgan BetaBuilders Japan ETF
Actual	1,000.00	1,063.70	0.19	0.99
Hypothetical	1,000.00	1,024.25	0.19	0.97

JPMorgan BetaBuilders U.S. Equity ETF
Actual	1,000.00	1,040.40	0.02	0.10
Hypothetical	1,000.00	1,025.10	0.02	0.10

JPMorgan Diversified Return Emerging Markets Equity ETF
Actual	1,000.00	1,008.20	0.45	2.28
Hypothetical	1,000.00	1,022.94	0.45	2.29

JPMorgan Diversified Return Europe Equity ETF
Actual	1,000.00	1,027.90	0.38	1.94
Hypothetical	1,000.00	1,023.29	0.38	1.94

JPMorgan Diversified Return Global Equity ETF
Actual	1,000.00	1,027.20	0.38	1.94
Hypothetical	1,000.00	1,023.29	0.38	1.94

JPMorgan Diversified Return International Equity ETF
Actual	1,000.00	1,009.60	0.38	1.92
Hypothetical	1,000.00	1,023.29	0.38	1.94

216	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2019

	Beginning Account Value May 1, 2019	Ending Account Value October 31, 2019	Annualized Expense Ratio (1)	Expenses Paid During the Period

JPMorgan Diversified Return U.S. Equity ETF
Actual	$1,000.00	$1,029.50	0.19%	$0.97
Hypothetical	1,000.00	1,024.25	0.19	0.97

JPMorgan Diversified Return U.S. Mid Cap Equity ETF
Actual	1,000.00	1,014.00	0.24	1.22
Hypothetical	1,000.00	1,024.00	0.24	1.22

JPMorgan Diversified Return U.S. Small Cap Equity ETF
Actual	1,000.00	990.60	0.29	1.46
Hypothetical	1,000.00	1,023.74	0.29	1.48

JPMorgan U.S. Dividend ETF
Actual	1,000.00	1,034.00	0.12	0.62
Hypothetical	1,000.00	1,024.60	0.12	0.61

JPMorgan U.S. Minimum Volatility ETF
Actual	1,000.00	1,070.40	0.12	0.63
Hypothetical	1,000.00	1,024.60	0.12	0.61

JPMorgan U.S. Momentum Factor ETF
Actual	1,000.00	1,028.30	0.12	0.61
Hypothetical	1,000.00	1,024.60	0.12	0.61

JPMorgan U.S. Quality Factor ETF
Actual	1,000.00	1,036.90	0.12	0.62
Hypothetical	1,000.00	1,024.60	0.12	0.61

JPMorgan U.S. Value Factor ETF
Actual	1,000.00	1,026.30	0.12	0.61
Hypothetical	1,000.00	1,024.60	0.12	0.61

(1)	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

OCTOBER 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	217

SPECIAL SHAREHOLDER MEETING RESULTS

(Unaudited)

J.P. Morgan Exchange-Traded Trust (the “Trust”) held a special meeting of shareholders on August 22, 2019, for the purpose of considering and voting upon the approval of a new Management Agreement with J.P. Morgan Investment Management Inc. which will implement a unitary fee structure for each of the Funds covered by this report, except for BetaBuilders U.S. Equity ETF.

The new Management Agreement was approved by shareholders of JPMorgan BetaBuilders Europe ETF, JPMorgan BetaBuilders Japan ETF, JPMorgan BetaBuilders Developed Asia ex-Japan ETF, JPMorgan BetaBuilders Canada ETF, JPMorgan U.S. Dividend ETF, JPMorgan U.S. Minimum Volatility ETF, JPMorgan U.S. Momentum Factor ETF, JPMorgan U.S. Quality Factor ETF and JPMorgan U.S. Value Factor ETF.

The results of the voting for these Funds were as follows:

	Voting Results
Fund	For	Against	Abstain
JPMorgan BetaBuilders Canada ETF	3,665,895,757	230,335	1,382,810
JPMorgan BetaBuilders Developed Asia ex-Japan ETF	1,390,269,356	67,397	91,387
JPMorgan Beta Builders Europe ETF	4,323,674,981	245,541	42,084
JPMorgan BetaBuilders Japan ETF	3,550,439,799	186,505	209,983
JPMorgan U.S. Dividend ETF	26,993,677	21,184	113,283
JPMorgan U.S. Minimum Volatility ETF	35,314,936	30,389	138,515
JPMorgan U.S. Momentum Factor ETF	32,057,359	87	10,947
JPMorgan U.S. Quality Factor ETF	37,357,328	21,075	54,161
JPMorgan U.S. Value Factor ETF	39,251,793	—	91,963

For JPMorgan Diversified Return Emerging Markets Equity ETF, JPMorgan Diversified Return Europe Equity ETF, JPMorgan Diversified Return Global Equity ETF, JPMorgan Diversified Return International Equity ETF, JPMorgan Diversified Return U.S. Equity ETF, JPMorgan Diversified Return U.S. Mid Cap Equity ETF and JPMorgan Diversified Return U.S. Small Cap Equity ETF, the August 22, 2019 meeting was adjourned to September 17, 2019 to allow shareholders of these Funds additional time to vote on the proposal.

The results of the voting for these Funds as of August 22, 2019, were as follows:

	Voting Results
Fund	For	Against	Abstain
JPMorgan Diversified Return Emerging Markets Equity ETF	140,345,100	415,039	18,303,360
JPMorgan Diversified Return Europe Equity ETF	3,530,213	86,193	279,220
JPMorgan Diversified Return Global Equity ETF	37,176,891	464,552	8,745,685
JPMorgan Diversified Return International Equity ETF	646,276,425	4,926,269	34,749,049
JPMorgan Diversified Return U.S. Equity ETF	287,139,444	2,636,059	24,094,740
JPMorgan Diversified Return U.S. Mid Cap Equity ETF	52,512,997	410,251	4,333,007
JPMorgan Diversified Return U.S. Small Cap Equity ETF	53,241,061	1,425,207	7,586,563

The new Management Agreement was approved by shareholders of JPMorgan Diversified Return Emerging Markets Equity ETF, JPMorgan Diversified Return International Equity ETF, JPMorgan Diversified Return U.S. Equity ETF and JPMorgan Diversified Return U.S. Small Cap Equity ETF when the special meeting reconvened on September 17, 2019.

The results of the voting for these Funds as of September 17, 2019, were as follows:

	Voting Results
Fund	For	Against	Abstain
JPMorgan Diversified Return Emerging Markets Equity ETF	159,462,532	603,821	22,502,300
JPMorgan Diversified Return International Equity ETF	733,689,059	6,725,493	87,654,484
JPMorgan Diversified Return U.S. Equity ETF	330,786,630	3,673,221	48,341,008
JPMorgan Diversified Return U.S. Small Cap Equity ETF	62,338,330	1,631,537	18,969,024

For JPMorgan Diversified Return Europe Equity ETF, JPMorgan Diversified Return Global Equity ETF and JPMorgan Diversified Return U.S. Mid Cap Equity ETF, the September 17, 2019 meeting was adjourned to October 10, 2019 to allow shareholders of these Funds additional time to vote on the proposal.

The results of the voting of these Funds as of September 17, 2019, were as follows:

	Voting Results
Fund	For	Against	Abstain
JPMorgan Diversified Return Europe Equity ETF	5,875,925	86,193	1,435,660
JPMorgan Diversified Return Global Equity ETF	51,161,006	652,527	18,515,912
JPMorgan Diversified Return U.S. Mid Cap Equity ETF	65,957,084	632,039	14,335,167

218	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2019

The new Management Agreement was approved by shareholders of JPMorgan Diversified Return Europe Equity ETF, JPMorgan Diversified Return Global Equity ETF and JPMorgan Diversified Return U.S. Mid Cap Equity ETF when the special meeting reconvened on October 10, 2019.

The results of the voting for these Funds as of October 10, 2019, were as follows:

	Voting Results
Fund	For	Against	Abstain
JPMorgan Diversified Return Europe Equity ETF	6,273,653	100,108	2,378,430
JPMorgan Diversified Return Global Equity ETF	52,828,574	748,935	20,778,634
JPMorgan Diversified Return U.S. Mid Cap Equity ETF	73,100,493	686,562	19,307,564

OCTOBER 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	219

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended October 31, 2019. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2019. The information necessary to complete your income tax returns for the calendar year ending December 31, 2019 will be provided under separate cover.

Dividends Received Deductions (DRD)

Each Fund listed below had the following percentage, or maximum allowable percentage, of ordinary income distributions eligible for the dividends received deductions for corporate shareholders for the fiscal year ended October 31, 2019:

Dividends Received Deduction
BetaBuilders U.S. Equity ETF	100.00%
Global Equity ETF	18.01
U.S. Equity ETF	99.97
U.S. Mid Cap Equity ETF	92.10
U.S. Small Cap Equity ETF	87.57
U.S. Dividend ETF	81.65
U.S. Minimum Volatility ETF	98.03
U.S. Momentum Factor ETF	100.00
U.S. Quality Factor ETF	98.76
U.S. Value Factor ETF	100.00

Qualified Dividend Income (QDI)

Each Fund listed below had the following amount, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended October 31, 2019:

Qualified Dividend Income
BetaBuilders Canada ETF	$87,790,470
BetaBuilders Developed Asia ex-Japan ETF	33,465,270
BetaBuilders Europe ETF	120,888,663
BetaBuilders Japan ETF	28,745,390
BetaBuilders U.S. Equity ETF	317,882
Emerging Markets Equity ETF	7,452,046
Europe Equity ETF	737,968
Global Equity ETF	4,800,288
International Equity ETF	47,907,942
U.S. Equity ETF	13,823,828
U.S. Mid Cap Equity ETF	2,533,064
U.S. Small Cap Equity ETF	1,504,458
U.S. Dividend ETF	911,621
U.S. Minimum Volatility ETF	948,027
U.S. Momentum Factor ETF	495,619
U.S. Quality Factor ETF	1,098,039
U.S. Value Factor ETF	1,321,813

Foreign Source Income and Foreign Tax Credit Pass Through

For the fiscal year ended October 31, 2019, the following Funds intend to elect to pass through to shareholders taxes paid to foreign countries. Gross income and foreign tax expenses are as follows or amounts as finally determined:

	Gross Income	Foreign Tax Pass Through
BetaBuilders Canada ETF	$99,488,154	$12,924,031
BetaBuilders Developed Asia ex-Japan ETF	53,225,783	630,051
BetaBuilders Europe ETF	146,607,404	10,257,310
BetaBuilders Japan ETF	92,467,523	8,655,502
Emerging Markets Equity ETF	14,121,955	1,097,794
Europe Equity ETF	833,179	81,971
Global Equity ETF	4,883,537	383,444
International Equity ETF	59,410,568	3,744,238

220	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2019

BOARD APPROVAL OF MANAGEMENT AGREEMENT

(Unaudited)

JPMorgan BetaBuilders Canada ETF, JPMorgan BetaBuilders Developed Asia ex-Japan ETF, JPMorgan BetaBuilders Europe ETF, JPMorgan BetaBuilders Japan ETF, JPMorgan Diversified Emerging Markets Equity ETF, JPMorgan Diversified Return Europe Equity ETF, JPMorgan Diversified Return Global Equity ETF, JPMorgan Diversified Return International Equity ETF, JPMorgan Diversified Return U.S. Equity ETF, JPMorgan Diversified Return U.S. Mid Cap Equity ETF, JPMorgan Diversified Return U.S. Small Cap Equity ETF, JPMorgan U.S. Dividend ETF, JPMorgan U.S. Minimum Volatility ETF, JPMorgan U.S. Momentum Factor ETF, JPMorgan U.S. Quality Factor ETF, JPMorgan U.S. Value Factor ETF

The Board meets regularly throughout the year and considers factors that are relevant to its consideration of investment advisory agreements at each meeting. The Board also meets for the specific purpose of considering approvals of amendments to and new investment advisory agreements for the Funds. At the June 11-12, 2019 quarterly Board meeting, the Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust, Adviser or any of its affiliates (“Independent Trustees”), approved a new Management Agreement (the “New Management Agreement”) on behalf of each Fund. The Board also recommended that the Fund’s shareholders approve the New Management Agreement. Such approval was recently obtained, and the agreement went into effect November 1, 2019.

As part of their review of the New Management Agreement, the Trustees considered and reviewed information received from the Adviser about the proposed changes to the previously existing advisory agreements to convert them to a “unitary fee” structure. They also considered information received in connection with the December 2018 board meeting when the Trustees last approved the Investment Advisory Agreement for certain Funds. This included comprehensive information concerning the nature and quality of services provided by the Adviser, “fall-out” benefits received by the Adviser, and information on profitability and performance of the Funds. The Board noted that the possibility of proposing a unitary fee had been raised by the Adviser at an earlier meeting, and that prior to the June 11-12, 2019 meeting, the Adviser and the Board had several discussions about unitary fees generally, industry practice, the potential impact on the Funds, and related matters. Before voting on the New Management Agreement, the Trustees reviewed the agreement with representatives of the Adviser, counsel to the Trust and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the New Management Agreement. The Trustees also discussed the New Management Agreement in executive sessions with independent legal counsel at which no representatives of the Adviser were present. A summary of the material factors evaluated by the Trustees in determining whether to approve New Management Agreement is provided below.

The Trustees considered information provided with respect to the Funds over the course of the year, as well as the materials furnished specifically in connection with this approval process. Each Trustee attributed his or her own evaluation of the significance of the various factors and no factor alone was considered determinative. The Trustees determined that the proposed compensation to be received by the Adviser from each Fund under the New Management Agreement was fair and reasonable and that the approval of the New Management Agreement was in the best interests of each Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

In connection with the approval of the New Management Agreement on behalf of each Fund, the Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under its then-existing separate Investment Advisory and Administration Agreements, as well as the services that will be provided under the New Management Agreement. They also considered management’s representation that the services provided to the Funds will not change as a result of the transition to the unitary fee structure. The Trustees also took into account information furnished throughout the year at Trustee meetings, including consideration of the background and experience of the Adviser’s senior management and the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund. The Trustees also considered each Fund’s investment strategy, and the infrastructure supporting the portfolio management teams. In addition, the Trustees considered information about the structure and distribution strategies of the Funds, how they fit within the Trust’s fund offerings, and how each Fund is positioned against peer funds, as identified by management and/or Broadridge Investor Communication Solutions Inc. (“Broadridge”), an independent provider of investment company data. The Trustees reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes.

The Trustees also considered their knowledge of the nature and quality of services provided by the Adviser and its affiliates gained from their experience as Trustees of the Trust and in the financial industry in general. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to continue to provide high quality service to the Funds, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to requests for additional information, questions or concerns raised by them.

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of services provided to each Fund by the Adviser.

OCTOBER 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	221

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of their relationships with the Funds, particularly those benefits potentially impacted by the implementation of the unitary fee structure. The Trustees also considered the benefits the Adviser receives as the result of JPMorgan Chase Bank, N.A.’s (“JPMCB”) roles as custodian, fund accountant and transfer agent for the Funds.

The Trustees also considered that adopting the New Management Agreement would benefit the Adviser by bringing the Funds in line with industry practice, which could potentially improve their marketability and ultimately increase the Adviser’s assets under management.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

While information concerning the actual profitability to the Adviser and its affiliates with respect to the New Management Agreement was not available (because the New Management Agreement was not yet in effect), the Trustees received and considered information regarding the profitability to the Adviser in providing services to each Fund when renewing the then-existing Investment Advisory Agreement for each applicable Fund. In conjunction with the consideration of the New Management Agreement, the Trustees also considered that the Adviser’s profitability was not expected to increase in the near term as a result of the transition to the unitary fee structure. The Trustees reviewed and discussed the profitability information. The Trustees recognized that this information is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using allocation methodologies developed by the Adviser. The Trustees also recognized that it is difficult to make direct comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based upon their review, the Trustees concluded that the profitability to the Adviser under the then-existing Investment Advisory Agreement was not unreasonable in light of the services and benefits provided to each Fund.

The Trustees also considered the fees that the Adviser earned from the Funds for providing administrative services. The Trustees also considered the fees paid to JPMCB, also an affiliate of the Adviser, for custody, transfer agency and other related services for each Fund. It was noted that under the new fee structure, the Adviser will be responsible for providing the administrative services under the Management Agreement and for paying JPMCB for the services that it provides.

The Trustees also considered the fact that because each Fund’s total expense ratio would decrease, or stay the same, the Adviser’s profitability was not expected to increase in the near term as a result of the transition to the unitary fee structure under the New Management Agreement. They also noted, however, that if Fund assets increase, Fund fees will not necessarily decrease even if the Fund and the Adviser achieve economies of scale. In this regard, the Trustees noted that after the New Management Agreement’s initial two-year term, the Trustees would have the opportunity to review the fee each year as part of the annual contract review process.

Based on these considerations and other factors, the Trustees concluded that the projected profitability to the Adviser under the New Management Agreement would not be unreasonable in light of the anticipated services and benefits provided to each Fund under the new fee structure.

Economies of Scale

In connection with its review of the then-existing Investment Advisory Agreement, the Board discussed potential economies of scale or other efficiencies that may result from increases in the Funds’ asset levels. The Trustees noted that the management fees and other expenses paid by the Funds under the New Management Agreement would be the same as or less than the amounts the Funds would have paid under the prior structure, which involved the then-existing Investment Advisory and Administration Agreements operating in conjunction with a terminable expense limitation agreement. The Trustees further considered that shareholders would benefit because expenses would be limited even when Funds are new or if assets decreased. The Trustees also considered the fact that increases in assets would not lead to fee decreases even if economies of scale were achieved, but that they will have the opportunity to further review the appropriateness of the fee payable to the Adviser under the New Management Agreement in the future. In this regard, the Trustees noted that after the New Management Agreement’s initial two-year term, the Trustees would have the opportunity to review the fee each year as part of the annual contract renewal process.

Investment Performance

The Trustees considered each Fund’s investment strategy and process, portfolio management team and a comparison of Fund performance against the index the Fund seeks to track. Performance for each Fund was considered by the Board in approving the continuation of the Fund’s Investment Advisory Agreement in December 2018 and is also reviewed by the Trustees at regular Board Meetings. After considering such information, the Trustees concluded that the prospects for competitive future performance were acceptable.

222	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2019

BOARD APPROVAL OF MANAGEMENT AGREEMENT

(Unaudited) (continued)

Management Fees and Expense Ratios

The Trustees considered the contractual unitary management fee rate that will be paid by each Fund to the Adviser and compared that rate to the information prepared by Broadridge concerning management fee rates paid by other funds in the same Broadridge category as each Fund. The Trustees also considered additional fund comparisons proposed by the Adviser. The Trustees also considered information comparing the management fee for the Fund to the expense ratios of mutual funds with similar investment objectives or in similar asset classes managed by the Adviser.

The Trustees noted that each Fund’s estimated unitary management fees were in line with fees for identified peer funds. After considering the factors identified above, the Trustees concluded that the proposed management fees were reasonable.

Based on the foregoing, the Board, including all of the Independent Trustees, unanimously: (a) concluded that the terms of the New Management Agreement are fair and reasonable; (b) concluded that the proposed fees were reasonable in light of the services that the Adviser will provide to each Fund; and (c) approved the New Management Agreement.

OCTOBER 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	223

J.P. Morgan Exchange-Traded Funds are distributed by JPMorgan Distribution Services, Inc., an indirect, wholly-owned subsidiary of JPMorgan Chase & Co.

Contact J.P. Morgan Exchange-Traded Funds at 1-844-457-6383 (844-4JPM ETF) for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risks as well as charges and expenses of the fund before investing. The prospectus contains this and other information about the fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-PORT. Prior to March 31, 2019, each Fund filed a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Form N-PORT and Form N-Q are available on the SEC’s website at http://www.sec.gov. Each Fund’s quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-844-457-6383 and on the Fund’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Adviser. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.

© JPMorgan Chase & Co., 2019. All rights reserved. October 2019.	AN-ETF-1019

Annual Report

J.P. Morgan Exchange-Traded Funds

October 31, 2019

JPMorgan Diversified Alternatives ETF

JPMorgan Event Driven ETF

JPMorgan Long/Short ETF

JPMorgan Managed Futures Strategy ETF

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website www.jpmorganfunds.com and you will be notified by mail each time a report is posted and provided with a website to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.

You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary (such as a broker dealer, bank, or retirement plan).

Alternatively, you may elect to receive paper copies of all future reports free of charge by contacting your financial intermediary. Your election to receive paper reports will apply to all funds held within your account(s).

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of a Fund.

Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Exchange-Traded Funds at (844) 457-6383 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

Shares are bought and sold throughout the day on an exchange at market price (not at net asset value) through a brokerage account, and are not individually subscribed and redeemed from a Fund. Shares may only be subscribed and redeemed directly from a Fund by Authorized Participants, in very large creation/redemption units. Brokerage commissions will reduce returns.

PRESIDENT’S LETTER

DECEMBER 17, 2019 (Unaudited)

Dear Shareholder,

JPMorgan Exchange-Traded Funds has continued to grow in 2019. Our assets under management have surpassed $30 billion1 and in September we became one of the top five providers in ETF flows as of the end of September 2019.2 Our expanding suite of liquid and transparent solutions provides well-diversified, well-priced portfolios that may help each investor to achieve their goals.

“Against the current market backdrop, we believe diversification remains a key pillar in a well-constructed portfolio.” – Joanna M. Gallegos

For the twelve months ended October 31, 2109, financial markets largely provided positive returns despite slowing global economic growth, U.S.-China trade tensions and geo-political uncertainties. Corporate profits remained buoyant, particularly in the U.S., and leading central banks maintained accommodative policies, which further supported financial markets. In July, the U.S. Federal Reserve responded to slowing economic growth by cutting interest rates for the first time in more than a decade and then followed with two more rate cuts by the end of the twelve month reporting period. Meanwhile, the European Central Bank resumed its monthly purchases of assets in an attempt to bolster flagging economic growth and inflation, which was below the bank’s target levels. China also moved to ease lending as the toll of reciprocal trade tariffs with the U.S. appeared to become a drag on exports. For the twelve months ended October 31, 2019, the MSCI World Index returned 12.69% (net of foreign withholding taxes, while the S&P 500 returned 14.33% and the Bloomberg Barclays U.S. Aggregate Index returned 11.51%.

Against the current market backdrop, we believe diversification remains a key pillar in a well-constructed portfolio. As such, our alternative investment strategy ETFs can provide investors with exposures to asset classes that may have a low correlation to the performance of traditional equity or fixed-income markets.

We are proud to bring a range of investment solutions to help you navigate a changing market landscape. We are committed to building solutions that address your needs and help you build stronger portfolios. Thank you for your belief in our Firm and our process.

Sincerely,

Joanna M. Gallegos

President, J.P. Morgan Exchange-Traded Funds

J.P Morgan Asset Management

1-844-4JPM-ETF or jpmorgan.com/etfs for more information

[1]	J.P. Morgan Asset Management, December 16, 2019.
[2]	Bloomberg L.P., September 30, 2019.

OCTOBER 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	1

J.P. Morgan Exchange-Traded Funds

MARKET OVERVIEW

TWELVE MONTHS ENDED OCTOBER 31, 2019 (Unaudited)

Global equity markets generally provided positive returns for the reporting period amid slowing but continued growth in both the global economy and corporate profits. Investor optimism over U.S.-China trade negotiations and an extension of the deadline for Britain’s exit from the European Union (“Brexit”) also bolstered investor sentiment. Bond markets also provided positive returns for the period but generally underperformed equity markets. Emerging markets debt and U.S. investment grade bonds largely outperformed U.S. Treasury bonds.

In the final months of 2018, global equity markets generally slumped as investors faced both slowing global economic growth — particularly in China and Europe — and the prospect of rising U.S. interest rates. Equity prices largely rebounded in the first months of 2019, and markets remained buoyant through April 2019. Global equity markets were hit with a sell-off in May 2019 and leading indexes in the U.S. and Asian developed markets, as well as in emerging markets, dropped by more than 6%. Equity prices rebounded again in June and received further support at the end of July 2019, when the U.S. Federal Reserve (the “Fed”) responded to slowing economic growth by raising interest rates for the first time in more than a decade.

Investor concerns about increased U.S.-China trade tensions and uncertainty over the U.K.’s Brexit strategy led to increased market volatility in the final months of the reporting period. However, the Fed cut interest rates again in mid-September 2019 and, by the end of October 2019, leading U.S. equity indexes had returned to record highs.

For the twelve months ended October 31, 2019, the S&P 500 returned 14.33%, the MSCI EAFE Index returned 11.63% and the MSCI Emerging Markets Index returned 12.29%.

2	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2019

JPMorgan Diversified Alternatives ETF

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2019 (Unaudited)

REPORTING PERIOD RETURN:
JPMorgan Diversified Alternatives ETF
Net Asset Value*	2.76%
Market Price**	2.55%
ICE BofAML 3-Month US Treasury Bill Index	2.40%

Net Assets as of 10/31/2019	$104,798,391

INVESTMENT OBJECTIVE***

The JPMorgan Diversified Alternatives ETF (the “Fund”) seeks to provide long-term total return.

INVESTMENT APPROACH

The Fund seeks to achieve its investment objective by allocating assets across a variety of strategies commonly employed by hedge funds, including equity long/short, event driven and macro/managed futures strategies. The Fund seeks to achieve the efficiency of rules-based investing with the diversification benefits of alternative strategies without replicating an index.

The Fund uses derivatives, including swaps, futures and forward contracts, in implementing its strategies, and under normal market conditions, the Fund’s managers seek to obtain a significant portion of the Fund’s exposure through the use of derivatives, in addition to its exposure through direct investments. Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, are primarily used as an efficient means of implementing a particular strategy in order to gain exposure to a desired strategy.

HOW DID THE FUND PERFORM?

For the twelve months ended October 31, 2019, the Fund posted a positive absolute performance and outperformed the ICE BofAML 3-Month US Treasury Bill Index (the “Index”).

The Fund’s allocation to alternative investment strategies, which are not represented in the Index, contributed to performance relative to the Index. References to the Index are for informational purposes and are not an indication of how the Fund is managed. The use of the Index does not imply the Fund is being managed like the Index and does not imply low risk or low volatility, but rather is disclosed to allow for comparison of the Fund’s performance to that of a well-known and widely recognized index.

On an absolute basis, the Fund’s time series fixed income-based factors, which are part of the Fund’s macro/managed futures strategy and seek to benefit from positive or negative exposure to an asset primarily through the use of futures contracts, and relative value fixed income-based factors within the macro/managed futures strategy, which seek to balance long and short positions so that exposure to the asset(s) is neutral, were leading contributors to performance.

The Fund’s allocations to the value and size factors, which are part of the Fund’s equity long/short strategy and were implemented primarily through the use of equity securities and total return swaps contracts, detracted from absolute performance during the reporting period.

HOW WAS THE FUND POSITIONED?

At the end of the reporting period, the Fund’s largest allocation was to the event driven strategy, while the smallest allocation was to the macro/managed futures strategy.

OCTOBER 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	3

JPMorgan Diversified Alternatives ETF

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2019 (Unaudited) (continued)

RISK ALLOCATION AS OF OCTOBER 31, 2019
Strategy	% of Risk Allocation****
Equity Long/Short (1)	28%
Event Driven (2)	42
Macro/Managed Futures (3)	30

TOP TEN LONG HOLDINGS OF THE PORTFOLIO (a)
1.	WellCare Health Plans, Inc.	1.7%
2.	WABCO Holdings, Inc.	1.6
3.	Zayo Group Holdings, Inc.	1.6
4.	Cypress Semiconductor Corp.	1.6
5.	Caesars Entertainment Corp.	1.5
6.	Allergan plc.	1.5
7.	Cambrex Corp.	1.3
8.	Genomic Health, Inc.	1.3
9.	Spark Therapeutics, Inc.	1.2
10.	Acacia Communications, Inc.	1.2

TOP TEN SHORT HOLDINGS OF THE PORTFOLIO (a)
1.	Centene Corp.	1.0%
2.	Prosperity Bancshares, Inc.	1.0
3.	BB&T Corp.	0.9
4.	Exact Sciences Corp.	0.7
5.	AbbVie, Inc.	0.6
6.	Eldorado Resorts, Inc.	0.5
7.	Callon Petroleum Co.	0.4
8.	New Media Investment Group, Inc.	0.4
9.	Bristol-Myers Squibb Co.	0.3
10.	Pembina Pipeline Corp.	0.2

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $24.95 as of October 31, 2019.
**	Market price return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return is the midpoint of the bid/ask spread at the close of business on the NYSE Arca. The midpoint price was $24.95 as of October 31, 2019.
***	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
****	Risk allocations are calculated as the standard deviation (volatility of an asset class) divided by the overall volatility of the Fund. Risk, as measured by standard deviation, shows how widely a set of values varies from the mean. It is a historical measure of the volatility of returns earned by the Fund. The percentages above represent the current risk allocation based on the Fund’s holdings as of October 31, 2019 and may not be representative of the targeted equal risk allocation across asset classes over the long term. Holdings and allocations may vary over time.
(1)	Equity Long/Short strategies involve simultaneously investing in equities (i.e., investing long) that the adviser believes are attractive based on relevant return factors and take short positions in equity securities that the adviser believes are unattractive based on the relevant return factors.
(2)	Event Driven strategies seek to profit from investing in securities of companies that the Fund’s adviser believes will be impacted by pending or anticipated corporate or special situation events. In executing this investment strategy, the Fund seeks to capture the price difference between a security’s market price and the anticipated value post-event, based on the assumption that an event or catalyst will affect future pricing. For example, merger arbitrage strategies seek to capitalize on price discrepancies and returns generated by a corporate transaction.
(3)	Macro/Managed Futures strategies aim to exploit macro-economic imbalances across the globe. The macro based strategies may be implemented through a broad range of asset classes including, but not limited to, equities, fixed income, currency and commodities based on a systematic assessment of their attractiveness.
(a)	Percentages indicated are based upon total investments plus the current value of the total net long and short positions within each Total Return Basket Swap as of October 31, 2019. The Fund’s portfolio composition is subject to change.

4	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2019

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2019 (Unaudited)
	INCEPTION DATE	1 YEAR	SINCE INCEPTION
JPMorgan Diversified Alternatives ETF
Net Asset Value	September 12, 2016	2.76%	0.22%
Market Price		2.55%	0.21%

LIFE OF FUND PERFORMANCE (09/12/16 TO 10/31/19)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-844-457-6383.

Fund commenced operations on September 12, 2016.

The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan Diversified Alternatives ETF and the ICE BofAML 3-Month US Treasury Bill Index from September 12, 2016 to October 31, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the ICE BofAML 3-Month US Treasury Bill Index does not reflect the deduction of expenses and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The ICE BofAML 3-Month US Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. Investors cannot invest directly in an index. The Fund is not an index fund. The Fund is actively managed and does not seek to replicate the performance of a specified index.

The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. Fund performance reflects the waiver of the Fund’s fees and reimbursement of expenses since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or redemption or sale of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	5

JPMorgan Event Driven ETF

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2019 (Unaudited)

REPORTING PERIOD RETURN:
JPMorgan Event Driven ETF
Net Asset Value*	6.17%
Market Price**	6.07%
ICE BofAML 3-Month US Treasury Bill Index	2.40%

Net Assets as of 10/31/2019	$29,475,685

INVESTMENT OBJECTIVE***

The JPMorgan Event Driven ETF (the “Fund”) seeks to provide long-term total return.

INVESTMENT APPROACH

The Fund employs a rules-based, bottom-up approach to building a diversified portfolio that seeks to capture returns by primarily investing in companies that the Fund’s adviser believes will be positively impacted by corporate or special situation events. The Fund seeks to profit by exploiting pricing inefficiencies associated with corporate change, through long and short equity positions across developed markets, achieved through the use of both equities and derivative instruments.

The Fund uses derivatives, including swaps, futures and forward contracts, in implementing its strategies, and under normal market conditions, the Fund’s managers seek to obtain a significant portion of the Fund’s exposure through the use of derivatives, in addition to its exposure through direct investments. Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, are primarily used as an efficient means of implementing a particular strategy in order to gain exposure to a desired strategy.

HOW DID THE FUND PERFORM?

The Fund posted a positive absolute performance for the twelve months ended October 31, 2019 and outperformed the ICE BofAML 3-Month US Treasury Bill Index (the “Index”).

Relative to the Index, the Fund’s allocation to alternative investment strategies, which are not represented in the Index, contributed to performance. References to the Index are for informational purposes and are not an indication of how the Fund is managed. The use of the Index does not imply the Fund is being managed like the Index and does not imply low risk or low volatility, but rather is disclosed to allow for comparison of the Fund’s performance to that of a well-known and widely recognized index.

In absolute terms, the Fund’s exposure to the merger arbitrage factor made a positive contribution to absolute performance. Merger arbitrage involves exploiting the differences between the share price of a target company in a merger relative to the share price announced in the merger agreement. The share buybacks factor detracted from absolute performance. Share buybacks factor seeks to benefit from the relative outperformance by companies that repurchased a significant portion of their outstanding shares.

HOW WAS THE FUND POSITIONED?

At the end of the reporting period, the Fund’s largest allocation in notional exposure terms was to the merger arbitrage factor. From a sector perspective, the Fund’s largest positions were in the consumer discretionary and industrials sectors and its smallest positions were the consumer staples and real estate sectors.

6	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2019

TOP TEN LONG HOLDINGS OF THE PORTFOLIO (a)
1.	U.S. Treasury Bills, 2.52%, 1/30/2020	4.1%
2.	Japan Treasury, (0.27)%, 3/10/2020	2.8
3.	U.S. Treasury Bills, 2.39%, 3/26/2020	2.7
4.	U.S. Treasury Bills, 2.07%, 4/23/2020	2.7
5.	U.S. Treasury Bills, 1.94%, 5/21/2020	2.7
6.	WellCare Health Plans, Inc.	1.3
7.	Zayo Group Holdings, Inc.	1.3
8.	Allergan plc	1.3
9.	WABCO Holdings, Inc.	1.2
10.	Acacia Communications, Inc.	1.2

TOP TEN SHORT HOLDINGS OF THE PORTFOLIO (a)
1.	Centene Corp.	0.7%
2.	Prosperity Bancshares, Inc.	0.7
3.	Exact Sciences Corp.	0.6
4.	BB&T Corp.	0.6
5.	AbbVie, Inc.	0.4
6.	Eldorado Resorts, Inc.	0.4
7.	Callon Petroleum Co.	0.3
8.	Bristol-Myers Squibb Co.	0.3
9.	New Media Investment Group, Inc.	0.3
10.	Pembina Pipeline Corp.	0.2

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $25.63 as of October 31, 2019.
**	Market price return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return is the midpoint of the bid/ask spread at the close of business on the NYSE Arca. The midpoint price was $25.72 as of October 31, 2019.
***	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
(a)	Percentages indicated are based upon total investments plus the current value of the total net long and short positions within each Total Return Basket Swap as of October 31, 2019. The Fund’s portfolio composition is subject to change.

OCTOBER 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	7

JPMorgan Event Driven ETF

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2019 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2019 (Unaudited)
	INCEPTION DATE	1 YEAR	SINCE INCEPTION
JPMorgan Event Driven ETF
Net Asset Value	November 29, 2017	6.17%	3.26%
Market Price		6.07%	3.45%

LIFE OF FUND PERFORMANCE (11/29/17 TO 10/31/19)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-844-457-6383.

Fund commenced operations on November 29, 2017.

The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan Event Driven ETF and the ICE BofAML 3-Month US Treasury Bill Index from November 29, 2017 to October 31, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the ICE BofAML 3-Month US Treasury Bill Index does not reflect the deduction of expenses and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The ICE BofAML 3-Month US Treasury

Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. Investors cannot invest directly in an index. The Fund is not an index fund. The Fund is actively managed and does not seek to replicate the performance of a specified index.

The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. Fund performance reflects the waiver of the Fund’s fees and reimbursement of expenses since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or redemption or sale of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2019

JPMorgan Long/Short ETF

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2019 (Unaudited)

REPORTING PERIOD RETURN:
JPMorgan Long/Short ETF
Net Asset Value*	-1.84%
Market Price**	-2.04%
ICE BofAML 3-Month US Treasury Bill Index	2.40%

Net Assets as of 10/31/2019	$28,498,988

INVESTMENT OBJECTIVE***

The JPMorgan Long/Short ETF (the “Fund”) seeks to provide long-term total return.

INVESTMENT APPROACH

The Fund seeks to achieve its investment objective by taking advantage of pricing inefficiencies between equity securities by maintaining long and short exposures to equity factors such as value, quality, momentum and size. The Fund utilizes an equity long/short strategy, which involves simultaneously investing in equities (investing long) that the portfolio managers believe are attractive and holding short positions in equities that they believe are unattractive.

The Fund uses derivatives, including swaps, futures and forward contracts, in implementing its strategies, and under normal market conditions, the Fund’s managers seek to obtain a significant portion of the Fund’s exposure through the use of derivatives, in addition to its exposure through direct investments. Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, are primarily used as an efficient means of implementing a particular strategy in order to gain exposure to a desired strategy.

HOW DID THE FUND PERFORM?

The Fund posted a negative absolute performance for the twelve months ended October 31, 2019 and underperformed its broad-based market benchmark, the ICE BofAML 3-Month US Treasury Bill Index (the “Index”).

Relative to the Index, the Fund’s allocation to alternative investment strategies, which are not represented in the Index,

detracted from performance. References to the Index are for informational purposes and are not an indication of how the Fund is managed. The use of the Index does not imply the Fund is being managed like the Index and does not imply low risk or low volatility, but rather is disclosed to allow for comparison of the Fund’s performance to that of a well-known and widely recognized index.

In terms of absolute performance, the Fund’s allocations to the value and size factors, which were implemented primarily through the use of equity securities and total return swaps contracts, were leading detractors from performance. From a return perspective, the size factor, which seeks to purchase small cap stocks long and take short positions in large cap stocks, was the worst performing factor over the period and suffered as larger cap stocks led the market. Also, the Fund’s allocation to the time-series momentum factor, which relies on a security’s recent past performance as an indicator of near future performance and which was implemented through the use of futures contracts, detracted from absolute performance during the reporting period.

The Fund’s single stock momentum factor, which seeks to hold securities that have outperformed their peers, was a positive contributor to absolute performance.

HOW WAS THE FUND POSITIONED?

At the end of the reporting period, the Fund’s exposures were balanced across equity value, momentum and quality factors. In addition, the Fund had a slightly long overall exposure to developed market equities on an aggregate basis.

OCTOBER 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	9

JPMorgan Long/Short ETF

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2019 (Unaudited) (continued)

TOP TEN LONG HOLDINGS OF THE PORTFOLIO (a)
1.	U.S. Treasury Bills, 1.94%, 5/21/2020	9.8%
2.	U.S. Treasury Bills, 1.94%, 6/18/2020	1.2
3.	Cirrus Logic, Inc.	0.6
4.	Zebra Technologies Corp., Class A	0.6
5.	nVent Electric plc	0.6
6.	Xerox Holdings Corp.	0.6
7.	Atkore International Group, Inc.	0.5
8.	UCB SA	0.5
9.	ManTech International Corp., Class A	0.5
10.	UnitedHealth Group, Inc.	0.5

TOP TEN SHORT HOLDINGS OF THE PORTFOLIO (a)
1.	ABIOMED, Inc.	0.4%
2.	Green Dot Corp., Class A	0.4
3.	3D Systems Corp.	0.4
4.	SMC Corp.	0.4
5.	SiteOne Landscape Supply, Inc.	0.4
6.	Advanced Micro Devices, Inc.	0.4
7.	Cosmos Pharmaceutical Corp.	0.4
8.	Varonis Systems, Inc.	0.4
9.	Makita Corp.	0.4
10.	PostNL NV	0.4

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $21.92 as of October 31, 2019.
**	Market price return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return is the midpoint of the bid/ask spread at the close of business on the NYSE Arca. The midpoint price was $22.04 as of October 31, 2019.
***	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
(a)	Percentages indicated are based upon total investments plus the current value of the total net long and short positions within each Total Return Basket Swap as of October 31, 2019. The Fund’s portfolio composition is subject to change.

10	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2019

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2019 (Unaudited)
	INCEPTION DATE	1 YEAR	SINCE INCEPTION
JPMorgan Long/Short ETF
Net Asset Value	January 23, 2018	(1.84)%	(7.14)%
Market Price		(2.04)%	(6.87)%

LIFE OF FUND PERFORMANCE (1/23/18 TO 10/31/19)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-844-457-6383.

Fund commenced operations on January 23, 2018.

The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan Long/Short ETF and the ICE BofAML 3-Month US Treasury Bill Index from January 23, 2018 to October 31, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the ICE BofAML 3-Month US Treasury Bill Index does not reflect the deduction of expenses and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The ICE BofAML 3-Month US Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. Investors cannot invest directly in an index. The Fund is not an index fund. The Fund is actively managed and does not seek to replicate the performance of a specified index.

The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. Fund performance reflects the waiver of the Fund’s fees and reimbursement of expenses since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or redemption or sale of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	11

JPMorgan Managed Futures Strategy ETF

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2019 (Unaudited)

REPORTING PERIOD RETURN:
JPMorgan Managed Futures Strategy ETF
Net Asset Value*	7.05%
Market Price**	6.38%
ICE BofAML 3-Month US Treasury Bill Index	2.40%

Net Assets as of 10/31/2019	$51,499,845

INVESTMENT OBJECTIVE***

The JPMorgan Managed Futures Strategy ETF (the “Fund”) seeks to provide long-term total return.

INVESTMENT APPROACH

The Fund seeks to achieve its investment objective by investing globally to take advantage of opportunities across a broad range of asset classes, including equities, fixed income, currency and commodities based on the portfolio managers’ assessment of their relative attractiveness. The Fund’s portfolio managers seek to identify a set of investment return sources with distinct risk and return profiles that have a low correlation to one another and to traditional markets (each a “return factor”).

The Fund uses derivatives, including swaps, futures, options and forward contracts, in implementing its strategies, and under normal market conditions, the Fund’s managers seek to obtain a significant portion of the Fund’s exposure through the use of derivatives, in addition to its exposure through direct investments. Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, are primarily used as an efficient means of implementing a particular strategy in order to gain exposure to a desired return factor.

HOW DID THE FUND PERFORM?

The Fund posted a positive absolute performance for the twelve months ended October 31, 2019 and outperformed its broad-based market benchmark, the ICE BofAML 3-Month US Treasury Bill Index (the “Index”).

The Fund’s allocation to alternative investment strategies, which are not represented in the Index, contributed to performance relative to the Index. References to the Index are for informational purposes and are not an indication of how the

Fund is managed. The use of the Index does not imply the Fund is being managed like the Index and does not imply low risk or low volatility, but rather is disclosed to allow for comparison of the Fund’s performance to that of a well-known and widely recognized index.

On an absolute basis, leading contributors to Fund performance included the Fund’s interest rate directional fixed income-based return factors, which seek to benefit from positive or negative exposure to fixed income assets, primarily through the use of futures contracts. In addition, the Fund’s allocation to relative value fixed income return factors, which seek to balance out long and short positions so that exposure to the asset(s) is neutral, contributed to performance. The Fund’s leading detractor was directional commodity return factors, which seek to benefit from price trends in commodities through the use of futures contracts.

HOW WAS THE FUND POSITIONED?

At the end of the reporting period, the Fund’s largest allocation was to directional fixed income-based return factors.

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $25.12 as of October 31, 2019.
**	Market price return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return is the midpoint of the bid/ask spread at the close of business on the NYSE Arca. The midpoint price was $25.06 as of October 31, 2019.
***	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

12	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2019

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2019 (Unaudited)
	INCEPTION DATE	1 YEAR	SINCE INCEPTION
JPMorgan Managed Futures Strategy ETF
Net Asset Value	December 5, 2017	7.05%	0.63%
Market Price		6.38%	0.51%
LIFE OF FUND PERFORMANCE (12/5/17 TO 10/31/19)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-844-457-6383.

Fund commenced operations on December 5, 2017.

The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan Managed Futures Strategy ETF and the ICE BofAML 3-Month US Treasury Bill Index from December 5, 2017 to October 31, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the ICE BofAML 3-Month US Treasury Bill Index does not reflect the deduction of expenses and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The ICE BofAML 3-Month US Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. Investors cannot invest directly in an index. The Fund is not an index fund. The Fund is actively managed and does not seek to replicate the performance of a specified index.

The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. Fund performance reflects the waiver of the Fund’s fees and reimbursement of expenses since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or redemption or sale of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	13

JPMorgan Diversified Alternatives ETF

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	SHARES	VALUE
Common Stocks — 51.0%

Airlines — 0.3%

Alaska Air Group, Inc.	2,582	179,268

United Airlines Holdings, Inc.*	1,846	167,691

		346,959

Auto Components — 0.1%

Gentex Corp.	4,779	134,051

Banks — 1.7%

OFG Bancorp (Puerto Rico)	7,446	151,228

Pacific Premier Bancorp, Inc.	7,450	251,475

Popular, Inc. (Puerto Rico)	2,957	161,038

SunTrust Banks, Inc.	14,433	986,351

Synovus Financial Corp.	6,658	225,507

		1,775,599

Beverages — 0.3%

Coca-Cola European Partners plc (United Kingdom)	2,839	151,915

Molson Coors Brewing Co., Class B	2,980	157,105

		309,020

Biotechnology — 2.8%

Ligand Pharmaceuticals, Inc.*	2,112	229,806

Ra Pharmaceuticals, Inc.*	27,826	1,309,770

Spark Therapeutics, Inc.*	12,669	1,383,075

		2,922,651

Building Products — 0.2%

Johnson Controls International plc	5,353	231,945

Capital Markets — 0.7%

Cohen & Steers, Inc.	2,487	162,749

Lazard Ltd., Class A	6,634	247,647

Legg Mason, Inc.	4,244	158,132

Virtus Investment Partners, Inc.	1,537	166,734

		735,262

Chemicals — 1.2%

CF Industries Holdings, Inc.	2,888	130,971

Eastman Chemical Co.	1,725	131,169

Ecolab, Inc.	2,725	523,390

Huntsman Corp.	5,915	130,899

Kraton Corp.*	5,571	124,902

LyondellBasell Industries NV, Class A	2,667	239,230

		1,280,561

Commercial Services & Supplies — 1.0%

ABM Industries, Inc.	4,273	155,794

Brady Corp., Class A	2,726	153,583

Deluxe Corp.	2,981	154,505

INVESTMENTS	SHARES	VALUE

Commercial Services & Supplies — continued

Herman Miller, Inc.	3,925	182,512

Pitney Bowes, Inc.	54,472	239,677

Tetra Tech, Inc.	1,935	169,254

		1,055,325

Communications Equipment — 0.9%

Acacia Communications, Inc.*	4,956	325,411

Cisco Systems, Inc.	3,226	153,268

CommScope Holding Co., Inc.*	14,521	162,635

Juniper Networks, Inc.	6,510	161,578

NetScout Systems, Inc.*	7,092	171,768

		974,660

Construction Materials — 0.1%

Eagle Materials, Inc.	1,500	137,010

Consumer Finance — 0.7%

Ally Financial, Inc.	5,050	154,681

Navient Corp.	11,600	159,732

Santander Consumer USA Holdings, Inc.	5,899	147,947

SLM Corp.	14,000	118,160

World Acceptance Corp.*	1,505	156,234

		736,754

Containers & Packaging — 0.3%

Owens-Illinois, Inc.	8,800	74,800

Silgan Holdings, Inc.	4,332	133,296

Sonoco Products Co.	2,327	134,268

		342,364

Distributors — 0.2%

Core-Mark Holding Co., Inc.	4,503	137,432

LKQ Corp.*	2,300	78,177

		215,609

Diversified Consumer Services — 0.3%

H&R Block, Inc.	5,578	139,394

K12, Inc.*	6,033	119,393

		258,787

Diversified Financial Services — 0.2%

AXA Equitable Holdings, Inc.	11,590	250,344

Diversified Telecommunication Services — 0.3%

CenturyLink, Inc.	12,499	161,737

Verizon Communications, Inc.	2,745	165,990

		327,727

Electric Utilities — 0.7%

Evergy, Inc.	4,021	256,982

Exelon Corp.	3,455	157,168

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

14	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2019

INVESTMENTS	SHARES	VALUE
Common Stocks — continued

Electric Utilities — continued

OGE Energy Corp.	3,625	156,092

Pinnacle West Capital Corp.	1,648	155,110

		725,352

Electrical Equipment — 2.2%

Atkore International Group, Inc.*	4,561	158,267

Eaton Corp. plc	7,719	672,402

Generac Holdings, Inc.*	1,753	169,305

nVent Electric plc	7,411	170,898

OSRAM Licht AG (Germany)	21,724	969,151

Regal Beloit Corp.	2,190	162,169

		2,302,192

Electronic Equipment, Instruments & Components — 1.2%

Benchmark Electronics, Inc.	7,765	263,233

CDW Corp.	1,369	175,109

Dolby Laboratories, Inc., Class A	2,597	167,065

Fabrinet (Thailand)*	2,771	155,813

Insight Enterprises, Inc.*	2,603	159,772

Tech Data Corp.*	1,301	158,072

Zebra Technologies Corp., Class A*	763	181,495

		1,260,559

Energy Equipment & Services — 0.3%

Patterson-UTI Energy, Inc.	27,955	232,586

ProPetro Holding Corp.*	16,759	129,882

		362,468

Entertainment — 0.8%

IMAX Corp.*	7,401	158,011

Madison Square Garden Co. (The), Class A*	1,843	491,934

Marcus Corp. (The)	4,378	158,046

		807,991

Food & Staples Retailing — 0.2%

Walmart, Inc.	1,375	161,232

Food Products — 1.2%

B&G Foods, Inc.	10,123	157,413

General Mills, Inc.	2,834	144,137

Hershey Co. (The)	992	145,695

Hostess Brands, Inc.*	11,609	148,363

Ingredion, Inc.	2,041	161,239

Mondelez International, Inc., Class A	3,416	179,169

TreeHouse Foods, Inc.*	2,924	157,955

Tyson Foods, Inc., Class A	1,789	148,111

		1,242,082

INVESTMENTS	SHARES	VALUE

Health Care Equipment & Supplies — 1.8%

Atrion Corp.	209	176,277

Baxter International, Inc.	1,780	136,526

Danaher Corp.	6,374	878,465

Dentsply Sirona, Inc.	3,308	181,212

Hill-Rom Holdings, Inc.	1,482	155,151

Integer Holdings Corp.*	2,353	182,216

STERIS plc	1,021	144,543

		1,854,390

Health Care Providers & Services — 1.2%

Acadia Healthcare Co., Inc.*	2,300	68,977

Chemed Corp.	361	142,202

Encompass Health Corp.	2,513	160,882

Ensign Group, Inc. (The)	3,808	160,888

Magellan Health, Inc.*	2,000	129,800

Premier, Inc., Class A*	4,067	132,503

Sigma Healthcare Ltd. (Australia)	767,437	307,488

UnitedHealth Group, Inc.	639	161,475

		1,264,215

Hotels, Restaurants & Leisure — 1.2%

Aramark	2,100	91,896

Bloomin’ Brands, Inc.	4,100	81,221

Cracker Barrel Old Country Store, Inc.	800	124,400

Dave & Buster’s Entertainment, Inc.	6,368	253,319

Dine Brands Global, Inc.	1,625	118,869

Koshidaka Holdings Co. Ltd. (Japan)	8,600	124,881

SeaWorld Entertainment, Inc.*	8,858	234,028

Starbucks Corp.	1,536	129,884

Wyndham Destinations, Inc.	3,081	142,989

		1,301,487

Household Durables — 1.3%

Electrolux AB, Series B (Sweden)	18,494	486,232

Garmin Ltd.	1,545	144,844

Helen of Troy Ltd.*	822	123,103

KB Home	3,580	127,770

La-Z-Boy, Inc.	3,919	139,164

Meritage Homes Corp.*	1,765	127,239

NVR, Inc.*	36	130,917

PulteGroup, Inc.	3,246	127,373

		1,406,642

Household Products — 0.4%

Church & Dwight Co., Inc.	1,963	137,292

Kimberly-Clark Corp.	1,096	145,636

Procter & Gamble Co. (The)	1,301	161,988

		444,916

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	15

JPMorgan Diversified Alternatives ETF

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	SHARES	VALUE
Common Stocks — continued

Independent Power and Renewable Electricity Producers — 0.5%

AES Corp.	9,349	159,401

Atlantica Yield plc (Spain)	6,624	159,042

Clearway Energy, Inc., Class C	8,930	161,901

		480,344

Insurance — 0.5%

First American Financial Corp.	2,826	174,590

MBIA, Inc.*	24,157	224,419

MetLife, Inc.	3,449	161,379

		560,388

Interactive Media & Services — 0.5%

IAC/InterActiveCorp*	1,400	318,150

Yelp, Inc.*	7,140	246,401

		564,551

Internet & Direct Marketing Retail — 0.5%

Booking Holdings, Inc.*	129	264,291

Quotient Technology, Inc.*	29,593	254,796

		519,087

IT Services — 2.1%

Accenture plc, Class A	802	148,707

Akamai Technologies, Inc.*	1,797	155,441

Automatic Data Processing, Inc.	926	150,225

Broadridge Financial Solutions, Inc.	1,220	152,768

CACI International, Inc., Class A*	747	167,141

Cardtronics plc, Class A*	4,425	151,601

CSG Systems International, Inc.	2,983	171,940

Euronet Worldwide, Inc.*	1,025	143,572

EVERTEC, Inc. (Puerto Rico)	5,272	161,270

ManTech International Corp., Class A	2,271	179,818

Mastercard, Inc., Class A	563	155,844

MAXIMUS, Inc.	2,008	154,094

Perficient, Inc.*	4,331	169,775

Visa, Inc., Class A	870	155,608

		2,217,804

Life Sciences Tools & Services — 0.6%

Agilent Technologies, Inc.	2,180	165,135

Charles River Laboratories International, Inc.*	1,197	155,586

ICON plc (Ireland)*	994	146,019

Medpace Holdings, Inc.*	1,932	142,253

		608,993

Machinery — 2.3%

AGCO Corp.	2,142	164,270

Allison Transmission Holdings, Inc.	3,586	156,385

CNH Industrial NV (United Kingdom)	24,700	269,477

INVESTMENTS	SHARES	VALUE

Machinery — continued

Cummins, Inc.	1,019	175,757

Fortive Corp.	4,800	331,200

Ingersoll-Rand plc	3,527	447,541

ITT, Inc.	2,733	162,477

Meritor, Inc.*	10,336	227,702

Oshkosh Corp.	1,877	160,258

Snap-on, Inc.	957	155,675

Watts Water Technologies, Inc., Class A	1,818	169,529

		2,420,271

Media — 1.4%

AMC Networks, Inc., Class A*	3,102	135,092

Comcast Corp., Class A	3,556	159,380

Gray Television, Inc.*	10,022	164,461

iHeartMedia, Inc., Class A*	5,000	71,700

Nexstar Media Group, Inc., Class A	1,620	157,610

Omnicom Group, Inc.	2,004	154,689

Sinclair Broadcast Group, Inc., Class A	3,997	159,240

Sirius XM Holdings, Inc.	35,875	241,080

TEGNA, Inc.	14,964	224,909

		1,468,161

Metals & Mining — 0.5%

Sandstorm Gold Ltd. (Canada)*	18,700	133,460

Schnitzer Steel Industries, Inc., Class A	6,653	141,975

Steel Dynamics, Inc.	4,362	132,430

Warrior Met Coal, Inc.	5,920	115,322

		523,187

Multiline Retail — 0.5%

Dillard’s, Inc., Class A	3,365	232,118

Kohl’s Corp.	2,592	132,866

Nordstrom, Inc.	3,407	122,311

		487,295

Multi-Utilities — 0.2%

NorthWestern Corp.	2,180	158,094

Oil, Gas & Consumable Fuels — 2.3%

Arch Coal, Inc., Class A	2,007	158,332

Chevron Corp.	1,335	155,047

ConocoPhillips	2,900	160,080

CVR Energy, Inc.	3,889	184,417

Delek US Holdings, Inc.	3,923	156,724

Devon Energy Corp.	9,018	182,885

HollyFrontier Corp.	2,721	149,492

Murphy Oil Corp.	10,424	215,047

PDC Energy, Inc.*	8,673	173,026

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

16	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2019

INVESTMENTS	SHARES	VALUE
Common Stocks — continued

Oil, Gas & Consumable Fuels — continued

Peabody Energy Corp.	16,155	170,112

Phillips 66	1,336	156,072

Renewable Energy Group, Inc.*	9,657	157,795

Tallgrass Energy LP, Class A	20,665	385,609

		2,404,638

Paper & Forest Products — 0.8%

Canfor Corp. (Canada)*	34,476	416,717

Domtar Corp.	3,661	133,224

Louisiana-Pacific Corp.	4,680	136,796

Schweitzer-Mauduit International, Inc.	3,380	136,856

		823,593

Personal Products — 0.2%

Medifast, Inc.	1,687	187,156

Pharmaceuticals — 1.2%

Eli Lilly & Co.	2,336	266,187

Horizon Therapeutics plc*	5,689	164,469

Jazz Pharmaceuticals plc*	1,152	144,726

Johnson & Johnson	1,183	156,203

Merck & Co., Inc.	2,165	187,619

Pfizer, Inc.	4,855	186,287

Taro Pharmaceutical Industries Ltd.	1,900	153,596

		1,259,087

Professional Services — 0.6%

FTI Consulting, Inc.*	1,623	176,696

Korn Ferry	4,391	161,106

Nielsen Holdings plc	6,100	122,976

Robert Half International, Inc.	3,016	172,726

		633,504

Real Estate Management & Development — 1.0%

Unizo Holdings Co. Ltd. (Japan)	21,500	991,634

Road & Rail — 0.8%

ArcBest Corp.	5,183	149,737

CSX Corp.	2,244	157,686

Genesee & Wyoming, Inc., Class A*	4,500	499,635

		807,058

Semiconductors & Semiconductor Equipment — 2.4%

Cabot Microelectronics Corp.	1,010	152,631

Cirrus Logic, Inc.*	2,752	187,026

Diodes, Inc.*	3,967	185,060

Intel Corp.	2,822	159,528

KLA Corp.	930	157,207

Kulicke & Soffa Industries, Inc. (Singapore)	7,507	178,254

INVESTMENTS	SHARES	VALUE

Semiconductors & Semiconductor Equipment — continued

Lam Research Corp.	572	155,035

Mellanox Technologies Ltd.*	4,050	456,435

MKS Instruments, Inc.	1,413	152,915

NXP Semiconductors NV (Netherlands)	2,120	241,002

Qorvo, Inc.*	2,172	175,628

Rambus, Inc.*	11,586	160,408

Teradyne, Inc.	2,810	172,028

Xperi Corp.	1,453	29,503

		2,562,660

Software — 2.6%

Check Point Software Technologies Ltd. (Israel)*	1,438	161,646

Cision Ltd.*	79,853	804,120

Citrix Systems, Inc.	1,691	184,082

ForeScout Technologies, Inc.*	2,600	79,976

Intuit, Inc.	571	147,033

LogMeIn, Inc.	2,258	148,305

Microsoft Corp.	1,130	162,008

Oracle Corp.	2,904	158,239

Pivotal Software, Inc., Class A*	28,924	432,992

Progress Software Corp.	4,042	161,195

TiVo Corp.	28,599	232,796

		2,672,392

Specialty Retail — 2.9%

Aaron’s, Inc.	1,630	122,136

Abercrombie & Fitch Co., Class A	7,392	119,677

American Eagle Outfitters, Inc.	7,858	120,856

Best Buy Co., Inc.	1,712	122,973

Designer Brands, Inc., Class A	13,444	221,826

Dick’s Sporting Goods, Inc.	8,935	347,840

Foot Locker, Inc.	5,482	238,522

Gap, Inc. (The)	18,755	304,956

Genesco, Inc.*	9,135	354,895

Guess?, Inc.	12,795	214,316

Office Depot, Inc.	61,956	127,629

Rent-A-Center, Inc.	5,484	141,871

Signet Jewelers Ltd.	7,106	113,980

Urban Outfitters, Inc.*	8,150	233,905

Williams-Sonoma, Inc.	1,919	128,170

Zumiez, Inc.*	4,224	134,788

		3,048,340

Technology Hardware, Storage & Peripherals — 0.7%

Apple, Inc.	655	162,938

NetApp, Inc.	2,870	160,375

Seagate Technology plc	4,302	249,645

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	17

JPMorgan Diversified Alternatives ETF

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	SHARES	VALUE
Common Stocks — continued

Technology Hardware, Storage & Peripherals — continued

Xerox Holdings Corp.	4,632	157,164

		730,122

Textiles, Apparel & Luxury Goods — 0.8%

Carter’s, Inc.	1,408	141,138

Columbia Sportswear Co.	1,540	139,293

Deckers Outdoor Corp.*	969	148,160

Ralph Lauren Corp.	1,318	126,607

Wolverine World Wide, Inc.	8,425	250,054

		805,252

Thrifts & Mortgage Finance — 0.2%

Radian Group, Inc.	6,823	171,257

Trading Companies & Distributors — 1.1%

BMC Stock Holdings, Inc.*	6,176	166,690

HD Supply Holdings, Inc.*	8,700	343,998

Triton International Ltd. (Bermuda)	6,733	247,101

WESCO International, Inc.*	7,527	377,479

		1,135,268

Total Common Stocks (Cost $50,866,511)		53,408,290

INVESTMENTS	PRINCIPAL AMOUNT
Short-Term Investments — 31.9%

Foreign Government Treasury Bills — 2.0%

Japan Treasury Bills (Japan) (0.27)%, 3/10/2020 (c) (Cost $2,112,709)	JPY 228,200,000	2,114,733

INVESTMENTS	SHARES	VALUE

Investment Companies — 29.9%

JPMorgan Prime Money Market Fund Class Institutional Shares, 1.88% (a)(b)	18,903,424	18,910,985

JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 1.64% (a)(b)	12,410,484	12,410,484

Total Investment Companies (Cost $31,317,626)		31,321,469

Total Short-Term Investments (Cost $33,430,335)		33,436,202

Total Investments — 82.9% (Cost $84,296,846)		86,844,492
Other Assets Less Liabilities — 17.1%		17,953,899

NET ASSETS — 100.0%		104,798,391

Percentages indicated are based on net assets.

Abbreviations
JPY	Japanese Yen

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of October 31, 2019.
(c)	The rate shown is the effective yield as of October 31, 2019.
*	Non-income producing security.

Futures contracts outstanding as of October 31, 2019:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Long Contracts
CAC 40 10 Euro Index	10	11/2019	EUR	639,848	3,737
Feeder Cattle	14	11/2019	USD	1,033,200	102,146
IBEX 35 Index	2	11/2019	EUR	207,155	(712)
LME Aluminum Base Metal	19	11/2019	USD	836,713	(8,181)
LME Nickel Base Metal	13	11/2019	USD	1,301,898	(63,368)
LME Zinc Base Metal	16	11/2019	USD	1,010,000	113,090
Natural Gas	3	11/2019	USD	79,050	6,110
100 oz Gold	18	12/2019	USD	2,724,660	121,912
Australia 10 Year Bond	63	12/2019	AUD	6,332,345	(18,013)
Australia 3 Year Bond	115	12/2019	AUD	9,145,808	(2,220)
Canada 10 Year Bond	22	12/2019	CAD	2,372,880	(38,842)
Cocoa	8	12/2019	USD	192,240	(4,944)
DAX Index	1	12/2019	EUR	359,322	14,241
EURO STOXX 50 Index	27	12/2019	EUR	1,085,577	24,423
Euro-Bobl	54	12/2019	EUR	8,110,060	(106,753)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

18	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2019

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Long Contracts — continued
Euro-Bund	17	12/2019	EUR	3,259,052	(74,485)
Euro-Buxl	4	12/2019	EUR	937,744	(49,118)
Euro-Schatz	61	12/2019	EUR	7,624,832	(39,594)
FTSE 100 Index	3	12/2019	GBP	281,447	(2,333)
FTSE/MIB Index	8	12/2019	EUR	1,011,983	27,020
Japan 10 Year Bond	11	12/2019	JPY	15,709,047	(84,382)
Live Cattle	7	12/2019	USD	328,230	10,249
LME Aluminum Base Metal	27	12/2019	USD	1,192,050	25,819
LME Nickel Base Metal	9	12/2019	USD	901,206	(21,249)
LME Zinc Base Metal	17	12/2019	USD	1,065,475	35,699
S&P 500 E-Mini Index	4	12/2019	USD	607,000	5,232
Silver	9	12/2019	USD	814,500	68,751
SPI 200 Index	7	12/2019	AUD	800,166	(528)
TOPIX Index	2	12/2019	JPY	306,602	3,000
U.S. Treasury 2 Year Note	31	12/2019	USD	6,684,375	(11,204)
U.S. Treasury 5 Year Note	36	12/2019	USD	4,292,156	(14,763)
U.S. Treasury 10 Year Note	40	12/2019	USD	5,213,125	(33,658)
U.S. Treasury Long Bond	14	12/2019	USD	2,257,938	(24,938)
WTI Crude Oil	3	12/2019	USD	162,450	(1,788)
Feeder Cattle	11	01/2020	USD	795,713	34,130
Cocoa	23	03/2020	USD	562,580	30,221
Copper	9	03/2020	USD	595,912	9,589
Silver	9	03/2020	USD	821,700	42,001
Cocoa	10	05/2020	USD	245,500	(1,510)
Copper	5	05/2020	USD	331,563	5,024

					79,811

Short Contracts
Hang Seng Index	(4)	11/2019	HKD	(686,714)	592
LME Aluminum Base Metal	(47)	11/2019	USD	(2,069,763)	(20,292)
LME Nickel Base Metal	(3)	11/2019	USD	(300,438)	8,073
Natural Gas	(44)	11/2019	USD	(1,159,400)	(55,601)
WTI Crude Oil	(6)	11/2019	USD	(324,540)	1,694
Canada 10 Year Bond	(7)	12/2019	CAD	(755,007)	17,330
Coffee ‘C’	(12)	12/2019	USD	(458,775)	15,883
Copper	(18)	12/2019	USD	(1,187,775)	(30,060)
Corn	(17)	12/2019	USD	(331,500)	29,500
Cotton No. 2	(42)	12/2019	USD	(1,353,240)	(24,506)
Euro-Bund	(12)	12/2019	EUR	(2,300,507)	56,874
Lean Hogs	(40)	12/2019	USD	(1,056,000)	25,962
Live Cattle	(13)	12/2019	USD	(609,570)	(37,598)
LME Aluminum Base Metal	(27)	12/2019	USD	(1,192,050)	1,828
LME Zinc Base Metal	(8)	12/2019	USD	(501,400)	(47,462)
Long Gilt	(27)	12/2019	GBP	(4,646,006)	58,547
Natural Gas	(17)	12/2019	USD	(464,780)	(18,070)
Russell 2000 E-Mini Index	(56)	12/2019	USD	(4,376,120)	11,294
S&P 500 E-Mini Index	(85)	12/2019	USD	(12,898,750)	(103,778)
Wheat	(5)	12/2019	USD	(127,188)	(5,502)
LME Aluminum Base Metal	(33)	01/2020	USD	(1,445,400)	(28,875)
LME Zinc Base Metal	(6)	01/2020	USD	(374,025)	(1,406)
Soybean	(10)	01/2020	USD	(466,125)	8,946
Lean Hogs	(12)	02/2020	USD	(351,960)	445
Live Cattle	(8)	02/2020	USD	(391,520)	(40,884)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	19

JPMorgan Diversified Alternatives ETF

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Short Contracts — continued
Sugar No. 11	(127)	02/2020	USD	(1,775,155)	34,047
Coffee ‘C’	(12)	03/2020	USD	(474,525)	(4,761)
Coffee ‘C’	(15)	05/2020	USD	(604,969)	(4,114)
Corn	(15)	05/2020	USD	(303,563)	(8,594)

					(160,488)

					(80,677)

Abbreviations

AUD	Australian Dollar
CAC	Continuous Assisted Quotation
CAD	Canadian Dollar
DAX	Deutscher Aktien Index
EUR	Euro
FTSE	Financial Times and the London Stock Exchange
GBP	British Pound
HKD	Hong Kong Dollar

IBEX	International Business Exchange
JPY	Japanese Yen
LME	London Metal Exchange
MIB	Milan, Italian Stock Exchange
SPI	Australian Securities Exchange
TOPIX	Tokyo Stock Price Index
USD	United States Dollar
WTI	West Texas Intermediate

Forward foreign currency exchange contracts outstanding as of October 31, 2019:
CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) ($)

AUD	1,333,502	USD	907,872	Merrill Lynch International	11/12/2019	11,608

AUD	206,544	USD	139,000	Standard Chartered Bank	11/12/2019	3,416

EUR	106,749	USD	117,947	Barclays Bank plc	11/12/2019	1,179

EUR	744,906	USD	814,763	HSBC Bank, NA	11/12/2019	16,511

GBP	175,432	USD	217,159	Barclays Bank plc	11/12/2019	10,150

GBP	41,763	USD	51,396	BNP Paribas	11/12/2019	2,716

USD	140,159	JPY	15,017,830	BNP Paribas	11/12/2019	1,028

USD	1,092,959	JPY	116,495,499	Merrill Lynch International	11/12/2019	13,698

AUD	112,163	USD	76,759	Citibank, NA	11/18/2019	592

AUD	989,466	USD	667,619	Merrill Lynch International	11/18/2019	14,746

CAD	11,280,566	USD	8,467,867	Citibank, NA	11/18/2019	97,049

EUR	105,727	CAD	153,287	Barclays Bank plc	11/18/2019	1,644

EUR	55,077	USD	60,556	Citibank, NA	11/18/2019	929

EUR	318,862	USD	355,316	Merrill Lynch International	11/18/2019	647

GBP	66,653	CAD	110,670	Barclays Bank plc	11/18/2019	2,351

GBP	829,991	CAD	1,405,514	Citibank, NA	11/18/2019	8,461

GBP	454,465	NOK	5,383,695	HSBC Bank, NA	11/18/2019	3,478

GBP	175,332	SEK	2,188,167	Merrill Lynch International	11/18/2019	422

GBP	67,622	USD	84,997	Citibank, NA	11/18/2019	2,636

GBP	424,002	USD	546,535	State Street Corp.	11/18/2019	2,945

IDR	14,077,381,883	USD	989,289	Merrill Lynch International**	11/18/2019	8,544

INR	70,281,590	USD	984,708	Merrill Lynch International**	11/18/2019	2,547

NZD	237,809	USD	151,549	Citibank, NA	11/18/2019	960

RUB	64,344,892	USD	987,160	Goldman Sachs International**	11/18/2019	14,314

SEK	2,959,436	USD	305,998	Barclays Bank plc	11/18/2019	739

SEK	611,852	USD	62,400	State Street Corp.	11/18/2019	1,017

USD	988,412	ILS	3,447,000	Merrill Lynch International	11/18/2019	9,687

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

20	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2019

CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) ($)

ZAR	15,036,865	USD	987,419	BNP Paribas	11/18/2019	5,749

MXN	19,580,404	USD	993,503	Merrill Lynch International	11/19/2019	21,897

USD	2,136,926	JPY	228,200,000	Standard Chartered Bank	3/10/2020	6,093

Total unrealized appreciation						267,753

JPY	21,897,941	USD	205,516	Barclays Bank plc	11/12/2019	(2,645)

JPY	20,817,312	USD	193,183	Merrill Lynch International	11/12/2019	(324)

USD	53,635	AUD	78,276	HSBC Bank, NA	11/12/2019	(338)

USD	1,846,255	AUD	2,735,152	Merrill Lynch International	11/12/2019	(39,695)

USD	498,816	CAD	664,508	Goldman Sachs International	11/12/2019	(5,714)

USD	1,334,954	EUR	1,212,647	BNP Paribas	11/12/2019	(18,292)

USD	500,947	EUR	451,370	Merrill Lynch International	11/12/2019	(2,757)

USD	145,162	GBP	112,950	Barclays Bank plc	11/12/2019	(1,188)

USD	97,381	GBP	78,939	Citibank, NA	11/12/2019	(4,901)

USD	146,396	GBP	113,964	TD Bank Financial Group	11/12/2019	(1,267)

USD	118,716	JPY	12,838,608	Goldman Sachs International	11/12/2019	(226)

USD	138,216	JPY	14,987,078	HSBC Bank, NA	11/12/2019	(630)

USD	283,497	JPY	30,787,730	Merrill Lynch International	11/12/2019	(1,733)

USD	443,642	SEK	4,378,565	Merrill Lynch International	11/12/2019	(10,043)

JPY	45,142,792	USD	423,700	Citibank, NA	11/18/2019	(5,336)

NOK	12,433,207	USD	1,363,163	Merrill Lynch International	11/18/2019	(11,045)

SEK	1,690,081	USD	176,227	Goldman Sachs International	11/18/2019	(1,055)

USD	32,189	CHF	31,900	BNP Paribas	11/18/2019	(182)

USD	4,786,096	EUR	4,352,686	Citibank, NA	11/18/2019	(73,058)

USD	4,760,885	GBP	3,866,995	Citibank, NA	11/18/2019	(250,498)

USD	1,005,286	HUF	304,705,106	Merrill Lynch International	11/18/2019	(29,694)

USD	990,952	KRW	1,186,238,847	Goldman Sachs International**	11/18/2019	(22,901)

USD	128,560	NZD	204,072	Merrill Lynch International	11/18/2019	(2,313)

USD	1,007,946	PLN	3,975,931	Merrill Lynch International	11/18/2019	(32,777)

USD	8,009,558	SEK	79,033,796	Citibank, NA	11/18/2019	(182,066)

USD	189,629	SEK	1,831,258	State Street Corp.	11/18/2019	(176)

USD	999,365	TWD	30,767,435	Merrill Lynch International**	11/18/2019	(11,641)

USD	177,814	EUR	159,053	HSBC Bank, NA	12/11/2019	(29)

Total unrealized depreciation						(712,524)

Net unrealized depreciation						(444,771)

**	Non-deliverable forward.

Abbreviations

AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	British Pound
HUF	Hungarian Forint
IDR	Indonesian Rupiah
ILS	Israeli Shekel
INR	Indian Rupee

JPY	Japanese Yen
KRW	Korean Republic Won
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
PLN	Polish Zloty
RUB	Russian Ruble
SEK	Swedish Krona
TWD	Taiwan Dollar
USD	United States Dollar
ZAR	South African Rand

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	21

JPMorgan Diversified Alternatives ETF

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

Over-the-Counter (“OTC”) Total Return Basket Swaps Outstanding at October 31, 2019
COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) (2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE
Bank of America	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the net of one month LIBOR on long positions and short positions respectively, plus or minus a specified spread (rates range from 0.00% to 0.20%), which is denominated in GBP based on the local currencies of the positions within the swaps.	10/30/2020	$2,662,013	$(26,172)	$(588)	$(26,760)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Long Positions

Common Stocks
Aerospace & Defense
Meggitt plc	2,371	19,185	1,064	0.0	(a)

Airlines
Wizz Air Holdings plc* (b)	3,291	162,972	(2,676)	(0.0	)(a)

Capital Markets
3i Group plc	11,711	171,131	7,003	0.0	(a)

Commercial Services & Supplies
Aggreko plc	16,450	168,646	1,492	0.0	(a)

Construction Materials
Rhi Magnesita NV	2,699	121,640	(3,114)	(0.0	)(a)

Distributors
Inchcape plc	16,421	137,289	(1,314)	(0.0	)(a)

Energy Equipment & Services
Petrofac Ltd.	33,288	166,136	(8,591)	(0.0	)(a)

Food Products
Greencore Group plc	58,279	175,216	(4,819)	(0.0	)(a)
Tate & Lyle plc	2,295	20,018	12	0.0	(a)

	60,574	195,234	(4,807)	(0.0	)(a)

Hotels, Restaurants & Leisure
Greggs plc	5,147	118,387	(6,246)	(0.0	)(a)
Playtech plc	24,387	124,126	(1,966)	(0.0	)(a)

	29,534	242,513	(8,212)	(0.0	)(a)

Household Durables
Barratt Developments plc	16,380	133,953	(9,068)	(0.0	)(a)
Berkeley Group Holdings plc	1,899	108,242	(3,139)	(0.0	)(a)
Bovis Homes Group plc	9,463	143,417	(6,854)	(0.0	)(a)
Redrow plc	9,088	70,848	(5,530)	(0.0	)(a)
Taylor Wimpey plc	11,977	25,687	12	0.0	(a)

	48,807	482,147	(24,579)	(0.0	)(a)

Independent Power and Renewable Electricity Producers
Drax Group plc	45,736	175,828	(4,211)	(0.0	)(a)

Media
WPP plc	12,547	156,581	(1,850)	(0.0	)(a)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

22	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2019

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Long Positions — continued

Common Stocks — continued
Metals & Mining
Anglo American plc	5,159	132,778	5,786	0.0	(a)
BHP Group plc	6,300	133,626	3,027	0.0	(a)
Rio Tinto plc	2,543	132,393	1,871	0.0	(a)

	14,002	398,797	10,684	0.0	(a)

Multi-Utilities
Centrica plc	131,797	124,030	4,551	0.0	(a)

Oil, Gas & Consumable Fuels
Royal Dutch Shell plc	584	16,819	(27)	(0.0	)(a)
Tullow Oil plc	61,477	164,287	1,909	0.0	(a)

	62,061	181,106	1,882	0.0	(a)

Personal Products
Unilever plc	2,507	150,117	(130)	(0.0	)(a)

Pharmaceuticals
GlaxoSmithKline plc	7,905	181,064	12,422	0.0	(a)
Hikma Pharmaceuticals plc	6,290	163,809	1,394	0.0	(a)

	14,195	344,873	13,816	0.0	(a)

Software
Avast plc (b)	29,434	158,043	5,046	0.0	(a)
AVEVA Group plc	3,372	182,711	11,222	0.0	(a)
Sage Group plc (The)	18,496	172,385	7,024	0.0	(a)

	51,302	513,139	23,292	0.0	(a)

Tobacco
Imperial Brands plc	6,083	133,433	(13,295)	(0.0	)(a)

Total Long Positions of Total Return Basket Swap	565,376	4,044,797	(8,995)	0.0	(a)

Short Positions

Common Stocks
Capital Markets
St James’s Place plc	(8,818)	(118,938)	(4,189)	(0.0	)(a)
Standard Life Aberdeen plc	(32,350)	(127,189)	(8,232)	(0.0	)(a)

	(41,168)	(246,127)	(12,421)	(0.0	)(a)

Chemicals
Johnson Matthey plc	(2,526)	(100,350)	(2,625)	(0.0	)(a)

Containers & Packaging
DS Smith plc	(21,493)	(99,646)	(5,298)	(0.0	)(a)

Electrical Equipment
Melrose Industries plc	(21,668)	(59,884)	(2,064)	(0.0	)(a)

Health Care Providers & Services
NMC Health plc	(1,766)	(50,060)	6,427	0.0	(a)

Hotels, Restaurants & Leisure
Domino’s Pizza Group plc	(23,924)	(88,654)	(3,728)	(0.0	)(a)
TUI AG	(6,750)	(88,305)	3,396	0.0	(a)

	(30,674)	(176,959)	(332)	(0.0	)(a)

Insurance
Beazley plc	(13,326)	(101,282)	4,369	0.0	(a)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	23

JPMorgan Diversified Alternatives ETF

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)

Short Positions — continued

Common Stocks — continued
Machinery
Weir Group plc (The)	(5,731)	(100,103)	1,156	0.0	(a)

Media
ITV plc	(71,579)	(124,173)	3,190	0.0	(a)

Metals & Mining
Fresnillo plc	(9,296)	(85,884)	(11,652)	(0.0	)(a)

Multiline Retail
B&M European Value Retail SA	(17,850)	(85,633)	2,763	0.0	(a)

Paper & Forest Products
Mondi plc	(4,383)	(90,877)	(3,516)	(0.0	)(a)

Professional Services
Capita plc*	(18,074)	(36,561)	3,367	0.0	(a)

Real Estate Management & Development
Capital & Counties Properties plc	(7,638)	(25,245)	(541)	(0.0	)(a)

Total Short Positions of Total Return Basket Swap	(267,172)	(1,382,784)	(17,177)	0.0	(a)

Total of Long and Short Positions of Total Return Basket Swap	298,204	2,662,013	(26,172)	0.0	(a)

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) (2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE
Bank of America	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the net of one month BA on long positions and short positions respectively, plus or minus a specified spread (rates range from 0.00% to 0.50%), which is denominated in CAD based on the local currencies of the positions within the swaps.	11/18/2019 – 4/20/2020	$(1,254,485)	$(26,064)	$1,090	$(24,974)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Long Positions

Common Stocks
Trading Companies & Distributors
Toromont Industries Ltd.	3,095	159,814	7,067	0.0	(a)

Short Positions

Common Stocks
Aerospace & Defense
Bombardier, Inc.*	(91,500)	(115,321)	(3,978)	(0.0	)(a)

Construction & Engineering
SNC-Lavalin Group, Inc.	(2,999)	(54,215)	(14,398)	(0.0	)(a)

Diversified Financial Services
Onex Corp.	(293)	(17,225)	200	0.0	(a)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

24	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2019

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)

Short Positions — continued

Common Stocks — continued
Food Products
Premium Brands Holdings Corp.	(1,633)	(107,730)	5,593	0.0	(a)

Metals & Mining
Agnico Eagle Mines Ltd.	(1,590)	(97,723)	(11,914)	(0.0	)(a)
First Quantum Minerals Ltd.	(10,289)	(86,946)	(424)	(0.0	)(a)
Franco-Nevada Corp.	(986)	(95,673)	(4,009)	(0.0	)(a)
Kinross Gold Corp.*	(17,230)	(83,723)	(3,541)	(0.0	)(a)
Pan American Silver Corp.	(6,411)	(108,886)	(4,133)	(0.0	)(a)
Yamana Gold, Inc.	(17,212)	(62,858)	(4,989)	(0.0	)(a)

	(53,718)	(535,809)	(29,010)	(0.0	)(a)

Multiline Retail
Dollarama, Inc.	(2,384)	(80,203)	3,679	0.0	(a)

Multi-Utilities
Atco Ltd.	(3,145)	(110,556)	(38)	(0.0	)(a)

Oil, Gas & Consumable Fuels
MEG Energy Corp.*	(27,191)	(104,462)	2,131	0.0	(a)
Vermilion Energy, Inc.	(5,775)	(76,292)	8,664	0.0	(a)

	(32,966)	(180,754)	10,795	0.0	(a)

Software
BlackBerry Ltd.*	(20,947)	(110,055)	(3,032)	(0.0	)(a)
Kinaxis, Inc.*	(1,604)	(102,431)	(2,942)	(0.0	)(a)

	(22,551)	(212,486)	(5,974)	(0.0	)(a)

Total Short Positions of Total Return Basket Swap	(211,189)	(1,414,299)	(33,131)	0.0	(a)

Total of Long and Short Positions of Total Return Basket Swap	(208,094)	(1,254,485)	(26,064)	0.0	(a)

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) (2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE
Bank of America	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the net of one month LIBOR on long positions and short positions respectively, plus or minus a specified spread (rates range from 0.00% to 0.20%), which is denominated in USD based on the local currencies of the positions within the swaps.	11/18/2019 – 9/18/2020	$(7,850,867)	$(193,567)	$(78)	$(193,645)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Long Positions

Common Stocks
Specialty Retail
Foot Locker, Inc.	3,158	137,405	(2,811)	(0.0	)(a)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	25

JPMorgan Diversified Alternatives ETF

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Short Positions

Common Stocks
Aerospace & Defense
BWX Technologies, Inc.	(1,853)	(107,659)	(3,280)	(0.0	)(a)

Air Freight & Logistics
FedEx Corp.	(654)	(99,840)	(1,798)	(0.0	)(a)

Auto Components
Cooper-Standard Holdings, Inc.*	(1,933)	(61,586)	3,190	0.0	(a)
Veoneer, Inc.*	(899)	(14,312)	584	0.0	(a)

	(2,832)	(75,898)	3,774	0.0	(a)

Beverages
National Beverage Corp.	(2,179)	(95,789)	9,283	0.0	(a)

Capital Markets
Charles Schwab Corp. (The)	(2,499)	(101,735)	(1,924)	(0.0	)(a)
Northern Trust Corp.	(1,068)	(106,458)	(5,340)	(0.0	)(a)

	(3,567)	(208,193)	(7,264)	(0.0	)(a)

Chemicals
Dow, Inc.	(1,817)	(91,740)	(4,597)	(0.0	)(a)
DuPont de Nemours, Inc.	(214)	(14,105)	(81)	(0.0	)(a)
Orion Engineered Carbons SA	(5,250)	(86,940)	(840)	(0.0	)(a)
Sensient Technologies Corp.	(1,523)	(95,279)	(3,823)	(0.0	)(a)

	(8,804)	(288,064)	(9,341)	(0.0	)(a)

Commercial Services & Supplies
Stericycle, Inc.*	(2,062)	(118,771)	(7,145)	(0.0	)(a)

Communications Equipment
Infinera Corp.*	(19,444)	(108,692)	(1,555)	(0.0	)(a)
NETGEAR, Inc.*	(2,768)	(75,206)	12,899	0.0	(a)
ViaSat, Inc.*	(1,214)	(83,572)	3,241	0.0	(a)

	(23,426)	(267,470)	14,585	0.0	(a)

Construction & Engineering
Dycom Industries, Inc.*	(2,125)	(96,879)	10,816	0.0	(a)

Consumer Finance
LendingClub Corp.*	(8,158)	(103,117)	(3,100)	(0.0	)(a)
PRA Group, Inc.*	(2,791)	(94,699)	837	0.0	(a)

	(10,949)	(197,816)	(2,263)	(0.0	)(a)

Containers & Packaging
AptarGroup, Inc.	(790)	(93,339)	(292)	(0.0	)(a)
Crown Holdings, Inc.*	(1,267)	(92,288)	(3,763)	(0.0	)(a)

	(2,057)	(185,627)	(4,055)	(0.0	)(a)

Electric Utilities
Alliant Energy Corp.	(1,818)	(96,972)	(654)	(0.0	)(a)

Electrical Equipment
GrafTech International Ltd.	(7,986)	(96,471)	(5,271)	(0.0	)(a)

Electronic Equipment, Instruments & Components
Flex Ltd.*	(9,317)	(109,475)	(16,584)	(0.0	)(a)
Itron, Inc.*	(1,350)	(102,951)	1,377	0.0	(a)
Rogers Corp.*	(761)	(103,100)	10,836	0.0	(a)

	(11,428)	(315,526)	(4,371)	(0.0	)(a)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

26	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2019

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Short Positions — continued

Common Stocks — continued
Energy Equipment & Services
Core Laboratories NV	(2,283)	(100,543)	(8,333)	(0.0	)(a)
Diamond Offshore Drilling, Inc.*	(2,692)	(14,241)	1,076	0.0	(a)
Oceaneering International, Inc.*	(5,700)	(80,712)	(4,959)	(0.0	)(a)
Oil States International, Inc.*	(5,556)	(79,284)	(10,723)	(0.0	)(a)

	(16,231)	(274,780)	(22,939)	(0.0	)(a)

Entertainment
Netflix, Inc.*	(337)	(96,857)	(4,081)	(0.0	)(a)

Food Products
Kraft Heinz Co. (The)	(1,128)	(36,468)	(5,324)	(0.0	)(a)

Gas Utilities
Northwest Natural Holding Co.	(1,321)	(91,625)	806	0.0	(a)

Health Care Equipment & Supplies
Insulet Corp.*	(620)	(90,098)	5,221	0.0	(a)
Nevro Corp.*	(1,169)	(100,768)	(1,403)	(0.0	)(a)
Wright Medical Group NV*	(3,097)	(64,418)	31	0.0	(a)

	(4,886)	(255,284)	3,849	0.0	(a)

Health Care Providers & Services
Guardant Health, Inc.*	(951)	(66,094)	(4,023)	(0.0	)(a)
R1 RCM, Inc.*	(7,752)	(82,404)	(4,341)	(0.0	)(a)

	(8,703)	(148,498)	(8,364)	(0.0	)(a)

Health Care Technology
Evolent Health, Inc.*	(4,224)	(32,187)	(676)	(0.0	)(a)
Tabula Rasa HealthCare, Inc.*	(1,487)	(75,748)	(3,004)	(0.0	)(a)
Teladoc Health, Inc.*	(540)	(41,364)	(3,985)	(0.0	)(a)

	(6,251)	(149,299)	(7,665)	(0.0	)(a)

Hotels, Restaurants & Leisure
MGM Resorts International	(2,628)	(74,898)	(1,656)	(0.0	)(a)
Red Rock Resorts, Inc.	(4,454)	(97,008)	(4,276)	(0.0	)(a)
Scientific Games Corp.*	(3,732)	(89,531)	(5,001)	(0.0	)(a)
Shake Shack, Inc.*	(788)	(64,836)	8,298	0.0	(a)
Wynn Resorts Ltd.	(673)	(81,662)	(5,263)	(0.0	)(a)

	(12,275)	(407,935)	(7,898)	(0.0	)(a)

Household Durables
iRobot Corp.*	(1,262)	(60,652)	12,153	0.0	(a)

Interactive Media & Services
Snap, Inc.*	(6,800)	(102,408)	(10,472)	(0.0	)(a)
Zillow Group, Inc.*	(2,545)	(82,433)	(1,629)	(0.0	)(a)

	(9,345)	(184,841)	(12,101)	(0.0	)(a)

Internet & Direct Marketing Retail
Farfetch Ltd.*	(4,576)	(40,863)	(4,073)	(0.0	)(a)
GrubHub, Inc.*	(634)	(21,594)	13,714	0.0	(a)
Wayfair, Inc.*	(890)	(73,185)	22,426	0.0	(a)

	(6,100)	(135,642)	32,067	0.0	(a)

Leisure Products
Polaris, Inc.	(385)	(37,980)	(3,107)	(0.0	)(a)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	27

JPMorgan Diversified Alternatives ETF

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Short Positions — continued

Common Stocks — continued
Machinery
Welbilt, Inc.*	(5,989)	(113,551)	(5,630)	(0.0	)(a)

Marine
Kirby Corp.*	(1,414)	(111,932)	2,757	0.0	(a)

Media
Liberty Broadband Corp.*	(933)	(110,159)	(6,578)	(0.0	)(a)

Metals & Mining
Alcoa Corp.*	(4,218)	(87,692)	3,163	0.0	(a)
Coeur Mining, Inc.*	(20,343)	(112,293)	(13,223)	(0.0	)(a)
Hecla Mining Co.	(24,767)	(56,964)	(7,678)	(0.0	)(a)
United States Steel Corp.	(6,536)	(75,230)	(5,163)	(0.0	)(a)

	(55,864)	(332,179)	(22,901)	(0.0	)(a)

Multi-Utilities
NiSource, Inc.	(3,189)	(89,420)	(191)	(0.0	)(a)
Sempra Energy	(677)	(97,833)	1,164	0.0	(a)

	(3,866)	(187,253)	973	0.0	(a)

Oil, Gas & Consumable Fuels
Centennial Resource Development, Inc.*	(5,579)	(18,969)	(1,172)	(0.0	)(a)
Cheniere Energy, Inc.*	(1,592)	(97,987)	1,592	0.0	(a)
Oasis Petroleum, Inc.*	(22,634)	(59,075)	6,564	0.0	(a)
Parsley Energy, Inc.	(5,242)	(82,876)	(2,097)	(0.0	)(a)
Penn Virginia Corp.*	(1,211)	(28,822)	3,028	0.0	(a)
Targa Resources Corp.	(2,563)	(99,649)	1,256	0.0	(a)

	(38,821)	(387,378)	9,171	0.0	(a)

Pharmaceuticals
Aerie Pharmaceuticals, Inc.*	(2,955)	(65,571)	(4,965)	(0.0	)(a)
Intersect ENT, Inc.*	(5,196)	(92,593)	(5,248)	(0.0	)(a)
MyoKardia, Inc.*	(1,719)	(98,550)	791	0.0	(a)
WaVe Life Sciences Ltd.*	(2,061)	(52,123)	(9,728)	(0.0	)(a)

	(11,931)	(308,837)	(19,150)	(0.0	)(a)

Road & Rail
AMERCO	(269)	(108,956)	(1,926)	(0.0	)(a)
Avis Budget Group, Inc.*	(3,378)	(100,360)	(3,310)	(0.0	)(a)
JB Hunt Transport Services, Inc.	(1,026)	(120,617)	(2,032)	(0.0	)(a)

	(4,673)	(329,933)	(7,268)	(0.0	)(a)

Semiconductors & Semiconductor Equipment
Advanced Micro Devices, Inc.*	(3,002)	(101,858)	(8,886)	(0.1)
Impinj, Inc.*	(3,205)	(105,428)	(4,247)	(0.0	)(a)
MACOM Technology Solutions Holdings, Inc.*	(4,766)	(108,379)	(8,102)	(0.0	)(a)
NVIDIA Corp.	(553)	(111,164)	(5,823)	(0.0	)(a)

	(11,526)	(426,829)	(27,058)	(0.1)

Software
Appian Corp.*	(1,578)	(70,442)	(4,986)	(0.0	)(a)
Autodesk, Inc.*	(711)	(104,773)	(5,468)	(0.0	)(a)
Avalara, Inc.*	(1,111)	(78,881)	(5,166)	(0.0	)(a)
Benefitfocus, Inc.*	(381)	(8,662)	(88)	(0.0	)(a)
HubSpot, Inc.*	(500)	(77,550)	(495)	(0.0	)(a)
Nutanix, Inc.*	(3,784)	(110,568)	(11,636)	(0.0	)(a)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

28	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2019

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Short Positions — continued

Common Stocks — continued
Software — continued
PROS Holdings, Inc.*	(1,301)	(66,663)	7,351	0.0	(a)
Q2 Holdings, Inc.*	(1,033)	(73,849)	1,043	0.0	(a)
Varonis Systems, Inc.*	(1,623)	(116,126)	(14,948)	(0.1)
Zuora, Inc.*	(5,991)	(85,372)	(3,774)	(0.0	)(a)

	(18,013)	(792,886)	(38,167)	(0.1)

Specialty Retail
CarMax, Inc.*	(879)	(81,896)	976	0.0	(a)
Carvana Co.*	(1,130)	(91,620)	(8,170)	(0.0	)(a)
National Vision Holdings, Inc.*	(1,352)	(32,178)	(1,095)	(0.0	)(a)

	(3,361)	(205,694)	(8,289)	(0.0	)(a)

Technology Hardware, Storage & Peripherals
3D Systems Corp.*	(13,638)	(129,425)	(16,638)	(0.0	)(a)
Pure Storage, Inc.*	(5,718)	(111,272)	(7,033)	(0.0	)(a)

	(19,356)	(240,697)	(23,671)	(0.0	)(a)

Trading Companies & Distributors
SiteOne Landscape Supply, Inc.*	(1,375)	(121,083)	(12,952)	(0.0	)(a)

Water Utilities
American Water Works Co., Inc.	(762)	(93,932)	(655)	(0.0	)(a)
California Water Service Group	(1,699)	(95,093)	(1,750)	(0.0	)(a)

	(2,461)	(189,025)	(2,405)	(0.0	)(a)

Total Short Positions of Total Return Basket Swap	(329,547)	(7,988,272)	(190,756)	(0.2)

Total of Long and Short Positions of Total Return Basket Swap	(326,389)	(7,850,867)	(193,567)	(0.2)

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) (2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE
Bank of America	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the net of one month EURIBOR on long positions and short positions respectively, plus or minus a specified spread (rates range from 0.00% to 0.20%), which is denominated in EUR based on the local currencies of the positions within the swaps.	5/29/2020 – 10/30/2020	$(1,198,437)	$25,845	$(8,511)	$17,334

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Long Positions

Common Stocks
Automobiles
Peugeot SA	3,716	94,112	(3,958)	(0.0	)(a)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	29

JPMorgan Diversified Alternatives ETF

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Long Positions — continued

Common Stocks — continued
Chemicals
Covestro AG (b)	1,071	51,431	(3,193)	(0.0	)(a)
Koninklijke DSM NV	1,139	135,186	(2,210)	(0.0	)(a)

	2,210	186,617	(5,403)	(0.0	)(a)

Commercial Services & Supplies
Edenred	3,414	179,944	11,053	0.0	(a)
SPIE SA	8,695	183,512	5,453	0.0	(a)

	12,109	363,456	16,506	0.0	(a)

Construction & Engineering
Eiffage SA	1,538	165,191	1,940	0.0	(a)
Koninklijke BAM Groep NV	54,345	137,974	(4,214)	(0.0	)(a)

	55,883	303,165	(2,274)	(0.0	)(a)

Diversified Telecommunication Services
Koninklijke KPN NV	50,906	158,031	(10,218)	(0.0	)(a)
Telefonica SA	20,755	159,384	(4,202)	(0.0	)(a)

	71,661	317,415	(14,420)	(0.0	)(a)

Electric Utilities
Iberdrola SA	15,187	156,107	1,595	0.0	(a)

Energy Equipment & Services
SBM Offshore NV	9,528	164,315	540	0.0	(a)

Food Products
Danone SA	1,753	145,221	4,518	0.0	(a)

Gas Utilities
Snam SpA	34,799	178,655	2,198	0.0	(a)

Insurance
AXA SA	6,518	172,539	(1,418)	(0.0	)(a)
Unipol Gruppo SpA	31,627	176,513	(72)	(0.0	)(a)

	38,145	349,052	(1,490)	(0.0	)(a)

Media
ProSiebenSat.1 Media SE	2,664	39,338	866	0.0	(a)

Oil, Gas & Consumable Fuels
Eni SpA	3,542	53,736	(697)	(0.0	)(a)

Pharmaceuticals
Ipsen SA	1,486	158,389	(1,048)	(0.0	)(a)

Semiconductors & Semiconductor Equipment
Dialog Semiconductor plc*	3,296	148,255	(2,473)	(0.0	)(a)

Textiles, Apparel & Luxury Goods
adidas AG	431	133,080	(2,165)	(0.0	)(a)

Total Long Positions of Total Return Basket Swap	256,410	2,790,913	(7,705)	0.0	(a)

Short Positions

Common Stocks
Air Freight & Logistics
PostNL NV	(54,008)	(124,090)	648	0.0	(a)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

30	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2019

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Short Positions — continued

Common Stocks — continued
Automobiles
Bayerische Motoren Werke AG	(1,295)	(99,164)	(1,793)	(0.0	)(a)
Daimler AG (Registered)	(1,496)	(87,446)	(6,619)	(0.0	)(a)

	(2,791)	(186,610)	(8,412)	(0.0	)(a)

Banks
Bankia SA	(59,950)	(114,374)	6,471	0.0	(a)

Chemicals
BASF SE	(1,209)	(91,907)	(2,480)	(0.0	)(a)
K+S AG (Registered)	(2,910)	(41,322)	(553)	(0.0	)(a)
Umicore SA	(864)	(35,666)	(588)	(0.0	)(a)
Wacker Chemie AG	(1,179)	(92,365)	(6,888)	(0.0	)(a)

	(6,162)	(261,260)	(10,509)	(0.0	)(a)

Communications Equipment
Nokia OYJ	(18,195)	(66,794)	28,724	0.0	(a)

Construction & Engineering
Bouygues SA	(2,625)	(111,347)	2,093	0.0	(a)
Ferrovial SA	(3,662)	(108,041)	(1,844)	(0.0	)(a)

	(6,287)	(219,388)	249	0.0	(a)

Containers & Packaging
Huhtamaki OYJ	(2,015)	(93,306)	(8,999)	(0.0	)(a)

Diversified Financial Services
Groupe Bruxelles Lambert SA	(1,044)	(104,876)	(1,937)	(0.0	)(a)
Wendel SA	(97)	(13,754)	(543)	(0.0	)(a)

	(1,141)	(118,630)	(2,480)	(0.0	)(a)

Diversified Telecommunication Services
Cellnex Telecom SA* (b)	(508)	(21,919)	1,291	0.0	(a)
Iliad SA	(899)	(93,168)	(866)	(0.0	)(a)
Masmovil Ibercom SA*	(4,626)	(107,109)	9,265	0.0	(a)
United Internet AG (Registered)	(3,020)	(91,169)	28,297	0.0	(a)

	(9,053)	(313,365)	37,987	0.0	(a)

Electric Utilities
Fortum OYJ	(4,171)	(101,929)	(755)	(0.0	)(a)

Electrical Equipment
Prysmian SpA	(5,142)	(118,946)	(3,086)	(0.0	)(a)

Energy Equipment & Services
Tenaris SA	(7,672)	(77,832)	1,753	0.0	(a)

Food & Staples Retailing
Jeronimo Martins SGPS SA	(5,765)	(96,873)	(648)	(0.0	)(a)

Gas Utilities
Rubis SCA	(1,640)	(95,100)	(1,812)	(0.0	)(a)

Health Care Providers & Services
Orpea	(320)	(38,542)	323	0.0	(a)

Hotels, Restaurants & Leisure
Accor SA	(1,772)	(76,220)	(1,196)	(0.0	)(a)
Autogrill SpA	(9,135)	(90,315)	(299)	(0.0	)(a)
Elior Group SA (b)	(6,023)	(78,002)	(1,089)	(0.0	)(a)
Flutter Entertainment plc	(912)	(94,209)	(5,788)	(0.0	)(a)

	(17,842)	(338,746)	(8,372)	(0.0	)(a)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	31

JPMorgan Diversified Alternatives ETF

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Short Positions — continued

Common Stocks — continued
Industrial Conglomerates
Rheinmetall AG	(905)	(109,149)	(3,103)	(0.0	)(a)

Internet & Direct Marketing Retail
Delivery Hero SE* (b)	(591)	(27,731)	319	0.0	(a)
Zalando SE* (b)	(1,646)	(71,366)	4,875	0.0	(a)

	(2,237)	(99,097)	5,194	0.0	(a)

Life Sciences Tools & Services
Eurofins Scientific SE	(221)	(112,046)	(7,594)	(0.0	)(a)

Machinery
ANDRITZ AG	(2,666)	(119,880)	(6,920)	(0.0	)(a)
Fincantieri SpA	(109,120)	(115,148)	(2,018)	(0.0	)(a)
GEA Group AG	(3,469)	(106,049)	(2,870)	(0.0	)(a)

	(115,255)	(341,077)	(11,808)	(0.0	)(a)

Media
Altice Europe NV*	(20,819)	(119,122)	3,800	0.0	(a)

Metals & Mining
AMG Advanced Metallurgical Group NV	(3,205)	(78,855)	6,920	0.0	(a)
ArcelorMittal	(5,881)	(87,444)	(882)	(0.0	)(a)
thyssenkrupp AG	(6,309)	(89,970)	1,467	0.0	(a)

	(15,395)	(256,269)	7,505	0.0	(a)

Semiconductors & Semiconductor Equipment
AIXTRON SE*	(2,739)	(25,041)	665	0.0	(a)
Infineon Technologies AG	(5,388)	(104,359)	(6,419)	(0.0	)(a)
SOITEC*	(962)	(106,109)	195	0.0	(a)

	(9,089)	(235,509)	(5,559)	(0.0	)(a)

Technology Hardware, Storage & Peripherals
S&T AG	(5,597)	(119,362)	(9,513)	(0.0	)(a)

Transportation Infrastructure
Aeroports de Paris	(55)	(10,461)	(319)	(0.0	)(a)
Getlink SE	(6,527)	(109,333)	(1,734)	(0.0	)(a)

	(6,582)	(119,794)	(2,053)	(0.0	)(a)

Wireless Telecommunication Services
1&1 Drillisch AG	(4,187)	(112,140)	25,599	0.0	(a)

Total Short Positions of Total Return Basket Swap	(382,441)	(3,989,350)	33,550	0.0	(a)

Total of Long and Short Positions of Total Return Basket Swap	(126,031)	(1,198,437)	25,845	0.0	(a)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

32	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2019

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) (2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE
Bank of America	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the net of one month LIBOR on long positions and short positions respectively, plus or minus a specified spread (rates range from 0.00% to 0.20%), which is denominated in CHF based on the local currencies of the positions within the swaps.	10/30/2020	$713,604	$(16,456)	$(3,246)	$(19,702)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Long Positions

Common Stocks
Diversified Telecommunication Services
Sunrise Communications Group AG* (b)	2,085	162,224	1,638	0.0	(a)

Electronic Equipment, Instruments & Components
Landis+Gyr Group AG*	1,826	169,550	(1,609)	(0.0	)(a)

Health Care Equipment & Supplies
Sonova Holding AG (Registered)	344	78,941	(580)	(0.0	)(a)

Health Care Providers & Services
Galenica AG (b)	2,857	171,041	3,023	0.0	(a)

Insurance
Zurich Insurance Group AG	433	169,606	(298)	(0.0	)(a)

Machinery
OC Oerlikon Corp. AG (Registered)	15,952	163,702	3,359	0.0	(a)

Pharmaceuticals
Roche Holding AG	92	27,428	640	0.0	(a)

Professional Services
Adecco Group AG (Registered)	2,688	159,791	73	0.0	(a)

Real Estate Management & Development
PSP Swiss Property AG (Registered)	184	24,355	52	0.0	(a)

Total Long Positions of Total Return Basket Swap	26,461	1,126,638	6,298	0.0	(a)

Short Positions

Common Stocks
Chemicals
Givaudan SA (Registered)	(32)	(94,014)	(2,844)	(0.0	)(a)
Sika AG (Registered)	(551)	(94,721)	(5,209)	(0.0	)(a)

	(583)	(188,735)	(8,053)	(0.0	)(a)

Electrical Equipment
ABB Ltd. (Registered)	(5,061)	(106,281)	(9,786)	(0.0	)(a)

Marine
Kuehne + Nagel International AG (Registered)	(100)	(16,156)	(1,292)	(0.0	)(a)

Semiconductors & Semiconductor Equipment
ams AG*	(2,267)	(101,862)	(3,623)	(0.0	)(a)

Total Short Positions of Total Return Basket Swap	(8,011)	(413,034)	(22,754)	0.0	(a)

Total of Long and Short Positions of Total Return Basket Swap	18,450	713,604	(16,456)	0.0	(a)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	33

JPMorgan Diversified Alternatives ETF

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) (2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE
Bank of America	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the net of one month LIBOR on long positions and short positions respectively, plus or minus a specified spread (rates range from (3.75)% to 0.35%), which is denominated in JPY based on the local currencies of the positions within the swaps.	11/19/2019	$(3,917,529)	$(67,167)	$(52,652)	$(119,819)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Long Positions

Common Stocks
Diversified Telecommunication Services
Nippon Telegraph & Telephone Corp.	600	29,786	462	0.0	(a)

Pharmaceuticals
Astellas Pharma, Inc.	8,800	151,031	11,159	0.0	(a)
Shionogi & Co. Ltd.	2,700	162,062	10,067	0.0	(a)

	11,500	313,093	21,226	0.0	(a)

Wireless Telecommunication Services
NTT DOCOMO, Inc.	5,200	142,559	6,636	0.0	(a)

Total Long Positions of Total Return Basket Swap	17,300	485,438	28,324	0.0	(a)

Short Positions

Common Stocks
Auto Components
Toyo Tire Corp.	(6,900)	(96,243)	(6,921)	(0.0	)(a)

Automobiles
Nissan Motor Co. Ltd.	(13,600)	(85,824)	982	0.0	(a)

Banks
Bank of Kyoto Ltd. (The)	(2,700)	(106,867)	(3,823)	(0.0	)(a)

Building Products
TOTO Ltd.	(1,000)	(40,826)	(1,919)	(0.0	)(a)

Chemicals
Air Water, Inc.	(5,100)	(95,477)	(678)	(0.0	)(a)
JSR Corp.	(5,000)	(93,869)	(8,991)	(0.0	)(a)
Toray Industries, Inc.	(11,800)	(83,392)	8,707	0.0	(a)

	(21,900)	(272,738)	(962)	(0.0	)(a)

Construction & Engineering
JGC Holdings Corp.	(8,300)	(120,046)	(4,111)	(0.0	)(a)

Consumer Finance
Aiful Corp.*	(46,300)	(107,803)	1,069	0.0	(a)

Electrical Equipment
Fujikura Ltd.	(23,800)	(110,434)	(10,640)	(0.0	)(a)
Nidec Corp.	(800)	(117,780)	(6,056)	(0.0	)(a)

	(24,600)	(228,214)	(16,696)	(0.0	)(a)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

34	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2019

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Short Positions — continued

Common Stocks — continued
Electronic Equipment, Instruments & Components
Murata Manufacturing Co. Ltd.	(2,200)	(119,786)	268	0.0	(a)
TDK Corp.	(1,200)	(118,409)	(482)	(0.0	)(a)
Yaskawa Electric Corp.	(2,900)	(110,309)	(1,927)	(0.0	)(a)

	(6,300)	(348,504)	(2,141)	(0.0	)(a)

Food & Staples Retailing
Aeon Co. Ltd.	(5,200)	(104,626)	114	0.0	(a)
Cosmos Pharmaceutical Corp.	(100)	(20,651)	(444)	(0.0	)(a)

	(5,300)	(125,277)	(330)	(0.0	)(a)

Food Products
Nissin Foods Holdings Co. Ltd.	(1,400)	(105,751)	(582)	(0.0	)(a)
Yamazaki Baking Co. Ltd.*	(6,300)	(107,407)	4,108	0.0	(a)

	(7,700)	(213,158)	3,526	0.0	(a)

Hotels, Restaurants & Leisure
HIS Co. Ltd.	(3,100)	(80,447)	(1,894)	(0.0	)(a)
Kyoritsu Maintenance Co. Ltd.	(1,800)	(79,625)	(2,607)	(0.0	)(a)

	(4,900)	(160,072)	(4,501)	(0.0	)(a)

Household Durables
Panasonic Corp.	(6,100)	(51,267)	(1,084)	(0.0	)(a)
Sharp Corp.*	(7,500)	(86,033)	1,609	0.0	(a)

	(13,600)	(137,300)	525	0.0	(a)

Industrial Conglomerates
Toshiba Corp.	(3,200)	(109,428)	(450)	(0.0	)(a)

Interactive Media & Services
LINE Corp.*	(2,800)	(103,003)	(3,790)	(0.0	)(a)

IT Services
GMO Payment Gateway, Inc.	(400)	(29,480)	(1,724)	(0.0	)(a)

Leisure Products
Sega Sammy Holdings, Inc.	(5,900)	(83,031)	1,594	0.0	(a)

Machinery
CKD Corp.	(7,300)	(102,485)	(1,960)	(0.0	)(a)
Daifuku Co. Ltd.	(800)	(42,449)	1,106	0.0	(a)
FANUC Corp.	(600)	(118,350)	(1,238)	(0.0	)(a)
IHI Corp.	(4,500)	(110,894)	(3,387)	(0.0	)(a)
Komatsu Ltd.	(4,700)	(110,050)	(1,740)	(0.0	)(a)
Makita Corp.	(3,400)	(114,345)	(6,627)	(0.1)
MISUMI Group, Inc.	(2,300)	(57,819)	(4,653)	(0.0	)(a)
Nabtesco Corp.	(3,300)	(105,055)	(2,174)	(0.0	)(a)
NGK Insulators Ltd.	(2,400)	(36,871)	(2,295)	(0.0	)(a)

	(29,300)	(798,318)	(22,968)	(0.1)

Marine
Kawasaki Kisen Kaisha Ltd.*	(7,400)	(110,111)	(6,304)	(0.0	)(a)
Nippon Yusen KK	(6,200)	(111,384)	(603)	(0.0	)(a)

	(13,600)	(221,495)	(6,907)	(0.0	)(a)

Metals & Mining
Hitachi Metals Ltd.	(1,300)	(16,315)	(1,430)	(0.0	)(a)
JFE Holdings, Inc.	(7,700)	(96,309)	(3,096)	(0.0	)(a)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	35

JPMorgan Diversified Alternatives ETF

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Short Positions — continued

Common Stocks — continued
Metals & Mining — continued
Kobe Steel Ltd.	(16,800)	(90,326)	(2,975)	(0.0	)(a)

	(25,800)	(202,950)	(7,501)	(0.0	)(a)

Multiline Retail
Marui Group Co. Ltd.	(4,500)	(100,037)	(1,229)	(0.0	)(a)
Pan Pacific International Holdings Corp.	(2,400)	(37,779)	(105)	(0.0	)(a)
Takashimaya Co. Ltd.	(2,800)	(32,502)	(555)	(0.0	)(a)

	(9,700)	(170,318)	(1,889)	(0.0	)(a)

Personal Products
Shiseido Co. Ltd.	(1,200)	(98,938)	(3,451)	(0.0	)(a)

Pharmaceuticals
Takeda Pharmaceutical Co. Ltd.	(2,800)	(101,173)	(3,136)	(0.0	)(a)

Road & Rail
Nippon Express Co. Ltd.	(1,900)	(108,406)	(8,959)	(0.0	)(a)
Tokyu Corp.	(5,300)	(100,242)	227	0.0	(a)

	(7,200)	(208,648)	(8,732)	(0.0	)(a)

Semiconductors & Semiconductor Equipment
Rohm Co. Ltd.	(300)	(23,769)	760	0.0	(a)

Textiles, Apparel & Luxury Goods
Asics Corp.	(5,300)	(90,992)	1,188	0.0	(a)

Transportation Infrastructure
Japan Airport Terminal Co. Ltd.	(2,400)	(118,552)	(3,183)	(0.0	)(a)

Total Short Positions of Total Return Basket Swap	(273,000)	(4,402,967)	(95,491)	(0.1)

Total of Long and Short Positions of Total Return Basket Swap	(255,700)	(3,917,529)	(67,167)	(0.1)

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) (2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE
Bank of America	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the net of one month BBR on long positions and short positions respectively, plus or minus a specified spread (rates range from (0.35)% to 0.35%), which is denominated in AUD based on the local currencies of the positions within the swaps.	11/18/2019	$605,580	$25,687	$2,423	$28,110

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Long Positions

Common Stocks
Airlines
Qantas Airways Ltd.	14,050	62,145	(1,090)	(0.0	)(a)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

36	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2019

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Long Positions — continued

Common Stocks — continued
Construction & Engineering
CIMIC Group Ltd.	7,825	178,323	2,834	0.0	(a)

Food & Staples Retailing
Metcash Ltd.	57,993	112,733	(1,602)	(0.0	)(a)

Metals & Mining
Alumina Ltd.	45,948	71,730	151	0.0	(a)
BHP Group Ltd.	5,408	132,564	2,660	0.0	(a)
Iluka Resources Ltd.	9,031	58,456	6,463	0.0	(a)
Rio Tinto Ltd.	2,148	134,321	4,022	0.0	(a)

	62,535	397,071	13,296	0.0	(a)

Oil, Gas & Consumable Fuels
Beach Energy Ltd.	105,850	166,500	(4,981)	(0.0	)(a)
Santos Ltd.	28,396	158,833	6,227	0.0	(a)
Whitehaven Coal Ltd.	55,185	125,512	4,852	0.0	(a)
Woodside Petroleum Ltd.	2,171	48,117	320	0.0	(a)

	191,602	498,962	6,418	0.0	(a)

Total Long Positions of Total Return Basket Swap	334,005	1,249,234	19,856	0.0	(a)

Short Positions
Common Stocks
Beverages
Treasury Wine Estates Ltd.	(7,654)	(92,791)	5,360	0.0	(a)

Building Products
Reliance Worldwide Corp. Ltd.	(38,499)	(112,027)	(749)	(0.0	)(a)

Chemicals
Nufarm Ltd.*	(21,741)	(88,721)	4,751	0.0	(a)

Hotels, Restaurants & Leisure
Domino’s Pizza Enterprises Ltd.	(2,511)	(88,341)	(1,948)	(0.0	)(a)
Star Entertainment Grp Ltd. (The)	(21,060)	(68,287)	(3,638)	(0.0	)(a)

	(23,571)	(156,628)	(5,586)	(0.0	)(a)

IT Services
NEXTDC Ltd.*	(21,443)	(94,762)	1,619	0.0	(a)

Oil, Gas & Consumable Fuels
Oil Search Ltd.	(20,004)	(98,725)	436	0.0	(a)

Total Short Positions of Total Return Basket Swap	(132,912)	(643,654)	5,831	0.0	(a)

Total of Long and Short Positions of Total Return Basket Swap	201,093	605,580	25,687	0.0	(a)

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) (2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE
Bank of America	The Fund receives the total return on a portfolio of long equity positions and pays or receives the net of one month LIBOR on long positions, plus or minus a specified spread (rates range from 0.00% to 0.20%), which is denominated in GBP based on the local currencies of the positions within the swaps.	10/30/2020	$2,871,184	$(4,576)	$1,454	$(3,122)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	37

JPMorgan Diversified Alternatives ETF

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Long Positions

Common Stocks
Aerospace & Defense
Cobham plc	274,065	560,595	5,687	0.0	(a)

Capital Markets
Sole Realisation Co. plc*‡	153	—	—	0.0	(a)

Entertainment
Entertainment One Ltd.	67,602	488,221	(834)	(0.0	)(a)

Hotels, Restaurants & Leisure
EI Group plc*	62,759	228,926	(326)	(0.0	)(a)
Merlin Entertainments plc (b)	146,381	862,398	418	0.0	(a)

	209,140	1,091,324	92	0.0	(a)

Internet & Direct Marketing Retail
Just Eat plc*	41,837	398,378	(9,238)	(0.0	)(a)

Specialty Retail
BCA Marketplace plc	108,820	332,666	(283)	(0.0	)(a)

Total Long Positions of Total Return Basket Swap	701,617	2,871,184	(4,576)	0.0	(a)

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) (2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE
Bank of America	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the net of one month LIBOR on long positions and short positions respectively, plus or minus a specified spread (rates range from 0.00% to 0.20%), which is denominated in USD based on the local currencies of the positions within the swaps.	11/18/2019 – 4/20/2020	$(406,176)	$3,290	$(17,723)	$(14,433)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Long Positions

Rights
Media
Media General, Inc. CVR*‡	1,329	—	(399)	(0.0	)(a)

Short Positions

Common Stocks
Media
New Media Investment Group, Inc.	(46,104)	(406,176)	3,689	0.0	(a)

Total of Long and Short Positions of Total Return Basket Swap	(44,775)	(406,176)	3,290	0.0	(a)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

38	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2019

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) (2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE
Bank of America	The Fund receives the total return on a portfolio of long equity positions and pays or receives the net of one month EURIBOR on long positions, plus or minus a specified spread (rates range from 0.00% to 0.20%), which is denominated in EUR based on the local currencies of the positions within the swaps.	12/31/2020	$1,309,850	$18	$95	$113

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Long Positions

Common Stocks
Media
Axel Springer SE*	18,791	1,309,850	18	0.0	(a)

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) (2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE
UBS	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the net of one month LIBOR on long positions and short positions respectively, plus or minus a specified spread (rates range from 0.00% to 0.23%), which is denominated in GBP based on the local currencies of the positions within the swaps.	8/26/2022	$(874,057)	$33,495	$(1,229)	$32,266

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Long Positions

Common Stocks
Aerospace & Defense
Meggitt plc	20,473	165,654	9,187	0.0	(a)

Food Products
Tate & Lyle plc	15,930	138,946	82	0.0	(a)

Household Durables
Berkeley Group Holdings plc	329	18,753	(544)	(0.0	)(a)
Redrow plc	6,924	53,978	(4,213)	(0.0	)(a)
Taylor Wimpey plc	52,351	112,277	54	0.0	(a)

	59,604	185,008	(4,703)	(0.0	)(a)

Multi-Utilities
Centrica plc	66,557	62,635	2,298	0.0	(a)

Oil, Gas & Consumable Fuels
Royal Dutch Shell plc	4,962	142,904	(229)	(0.0	)(a)

Total Long Positions of Total Return Basket Swap	167,526	695,147	6,635	0.0	(a)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	39

JPMorgan Diversified Alternatives ETF

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Short Positions

Common Stocks
Banks
Royal Bank of Scotland Group plc	(39,081)	(108,029)	(568)	(0.0	)(a)

Capital Markets
Hargreaves Lansdown plc	(4,898)	(112,474)	(1,734)	(0.0	)(a)

Commercial Services & Supplies
IWG plc	(22,361)	(111,386)	540	0.0	(a)

Construction & Engineering
Balfour Beatty plc	(37,672)	(109,777)	(597)	(0.0	)(a)

Diversified Telecommunication Services
BT Group plc	(42,588)	(113,023)	723	0.0	(a)

Electrical Equipment
Melrose Industries plc	(19,977)	(55,210)	(1,903)	(0.0	)(a)

Electronic Equipment, Instruments & Components
Spectris plc	(3,524)	(109,250)	1,186	0.0	(a)

Food & Staples Retailing
J Sainsbury plc	(39,140)	(103,145)	6,439	0.0	(a)

Health Care Providers & Services
NMC Health plc	(1,847)	(52,356)	10,978	0.0	(a)

Hotels, Restaurants & Leisure
SSP Group plc	(10,117)	(83,426)	3,447	0.0	(a)

Insurance
Hiscox Ltd.	(5,673)	(109,551)	3,906	0.0	(a)

Metals & Mining
Fresnillo plc	(1,428)	(13,193)	(1,790)	(0.0	)(a)

Multi-Utilities
National Grid plc	(9,077)	(106,131)	(325)	(0.0	)(a)

Paper & Forest Products
Mondi plc	(169)	(3,504)	(136)	(0.0	)(a)

Professional Services
Capita plc*	(35,500)	(71,810)	6,614	0.0	(a)
Pagegroup plc	(19,225)	(110,770)	1,130	0.0	(a)

	(54,725)	(182,580)	7,744	0.0	(a)

Real Estate Management & Development
Capital & Counties Properties plc	(25,071)	(82,863)	(1,775)	(0.0	)(a)

Water Utilities
Severn Trent plc	(3,879)	(113,306)	725	0.0	(a)

Total Short Positions of Total Return Basket Swap	(321,227)	(1,569,204)	26,860	0.0	(a)

Total of Long and Short Positions of Total Return Basket Swap	(153,701)	(874,057)	33,495	0.0	(a)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

40	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2019

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) (2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE
UBS	The Fund receives the total return on a portfolio of short equity positions and pays or receives the net of one month LIBOR on short positions, plus or minus a specified spread (rates range from 0.00% to 0.23%), which is denominated in USD based on the local currencies of the positions within the swaps.	8/26/2022	$(11,726,646)	$(228,420)	$(24,514)	$(252,934)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Short Positions

Common Stocks
Aerospace & Defense
Cubic Corp.	(1,533)	(113,044)	(6,071)	(0.0	)(a)
Kratos Defense & Security Solutions, Inc.*	(5,815)	(109,787)	1,599	0.0	(a)

	(7,348)	(222,831)	(4,472)	(0.0	)(a)

Air Freight & Logistics
Air Transport Services Group, Inc.*	(5,244)	(109,652)	(2,360)	(0.0	)(a)

Airlines
American Airlines Group, Inc.	(3,670)	(110,320)	(6,753)	(0.0	)(a)
Spirit Airlines, Inc.*	(2,936)	(110,276)	(244)	(0.0	)(a)

	(6,606)	(220,596)	(6,997)	(0.0	)(a)

Auto Components
Cooper-Standard Holdings, Inc.*	(701)	(22,334)	949	0.0	(a)
Veoneer, Inc.*	(3,877)	(61,722)	2,520	0.0	(a)

	(4,578)	(84,056)	3,469	0.0	(a)

Banks
SVB Financial Group*	(496)	(109,854)	(8,313)	(0.0	)(a)

Beverages
Coca-Cola Consolidated, Inc.	(356)	(97,672)	4,607	0.0	(a)
Constellation Brands, Inc.	(568)	(108,107)	3,240	0.0	(a)
MGP Ingredients, Inc.	(2,256)	(96,760)	7,693	0.0	(a)

	(3,180)	(302,539)	15,540	0.0	(a)

Capital Markets
Cboe Global Markets, Inc.	(966)	(111,235)	1,515	0.0	(a)
Interactive Brokers Group, Inc.	(1,984)	(94,379)	(5,099)	(0.0	)(a)
WisdomTree Investments, Inc.	(20,135)	(102,890)	(4,027)	(0.0	)(a)

	(23,085)	(308,504)	(7,611)	(0.0	)(a)

Chemicals
Albemarle Corp.	(1,344)	(81,635)	8,588	0.0	(a)
DuPont de Nemours, Inc.	(1,151)	(75,862)	(438)	(0.0	)(a)
GCP Applied Technologies, Inc.*	(4,765)	(98,445)	(95)	(0.0	)(a)
International Flavors & Fragrances, Inc.	(764)	(93,216)	(3,186)	(0.0	)(a)
Mosaic Co. (The)	(5,109)	(101,567)	(1,686)	(0.0	)(a)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	41

JPMorgan Diversified Alternatives ETF

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Short Positions — continued

Common Stocks — continued
Chemicals — continued
Orion Engineered Carbons SA	(227)	(3,759)	(36)	(0.0	)(a)
RPM International, Inc.	(1,285)	(93,072)	(3,868)	(0.0	)(a)

	(14,645)	(547,556)	(721)	(0.0	)(a)

Commercial Services & Supplies
Brink’s Co. (The)	(1,270)	(107,899)	1,334	0.0	(a)
US Ecology, Inc.	(1,749)	(108,840)	4,547	0.0	(a)

	(3,019)	(216,739)	5,881	0.0	(a)

Communications Equipment
NETGEAR, Inc.*	(806)	(21,899)	3,756	0.0	(a)
ViaSat, Inc.*	(360)	(24,782)	405	0.0	(a)

	(1,166)	(46,681)	4,161	0.0	(a)

Construction & Engineering
Fluor Corp.	(5,792)	(93,309)	17,086	0.0	(a)
WillScot Corp.*	(6,508)	(102,566)	(130)	(0.0	)(a)

	(12,300)	(195,875)	16,956	0.0	(a)

Construction Materials
Martin Marietta Materials, Inc.	(399)	(104,502)	1,544	0.0	(a)
Summit Materials, Inc.*	(4,017)	(92,110)	(2,209)	(0.0	)(a)

	(4,416)	(196,612)	(665)	(0.0	)(a)

Consumer Finance
Green Dot Corp.*	(3,944)	(113,745)	(17,945)	(0.0	)(a)

Containers & Packaging
Crown Holdings, Inc.*	(15)	(1,093)	(44)	(0.0	)(a)
Graphic Packaging Holding Co.	(6,537)	(102,369)	(6,472)	(0.0	)(a)

	(6,552)	(103,462)	(6,516)	(0.0	)(a)

Diversified Telecommunication Services
GCI Liberty, Inc.*	(1,577)	(110,359)	(5,630)	(0.0	)(a)
Iridium Communications, Inc.*	(4,103)	(100,400)	(862)	(0.0	)(a)

	(5,680)	(210,759)	(6,492)	(0.0	)(a)

Electrical Equipment
Vicor Corp.*	(3,364)	(122,281)	(18,098)	(0.0	)(a)

Electronic Equipment, Instruments & Components
nLight, Inc.*	(8,350)	(111,556)	1,000	0.0	(a)
Trimble, Inc.*	(2,776)	(110,596)	(305)	(0.0	)(a)

	(11,126)	(222,152)	695	0.0	(a)

Energy Equipment & Services
Diamond Offshore Drilling, Inc.*	(15,392)	(81,423)	1,539	0.0	(a)
Nabors Industries Ltd.	(59,052)	(109,246)	(10,120)	(0.0	)(a)
Oceaneering International, Inc.*	(1,948)	(27,584)	(1,695)	(0.0	)(a)
Oil States International, Inc.*	(2,099)	(29,953)	(4,051)	(0.0	)(a)
US Silica Holdings, Inc.	(22,200)	(99,012)	14,738	0.0	(a)
Valaris plc	(22,026)	(90,527)	22,123	0.0	(a)

	(122,717)	(437,745)	22,534	0.0	(a)

Entertainment
Spotify Technology SA*	(862)	(124,387)	(24,972)	(0.0	)(a)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

42	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2019

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Short Positions — continued

Common Stocks — continued
Equity Real Estate Investment Trusts (REITs)
Alexander & Baldwin, Inc.	(4,063)	(95,521)	5,688	0.0	(a)

Food & Staples Retailing
PriceSmart, Inc.	(1,620)	(120,042)	(10,789)	(0.0	)(a)

Food Products
Archer-Daniels-Midland Co.	(2,641)	(111,028)	(3,877)	(0.0	)(a)
Hain Celestial Group, Inc. (The)*	(4,315)	(102,007)	(6,386)	(0.0	)(a)
Kraft Heinz Co. (The)	(3,029)	(97,927)	(14,297)	(0.0	)(a)

	(9,985)	(310,962)	(24,560)	(0.0	)(a)

Gas Utilities
Northwest Natural Holding Co.	(263)	(18,242)	11	0.0	(a)
South Jersey Industries, Inc.	(2,983)	(95,933)	(209)	(0.0	)(a)
Southwest Gas Holdings, Inc.	(1,271)	(110,958)	1,947	0.0	(a)

	(4,517)	(225,133)	1,749	0.0	(a)

Health Care Equipment & Supplies
ABIOMED, Inc.*	(580)	(120,396)	(18,722)	(0.1)
AtriCure, Inc.*	(4,125)	(109,684)	2,764	0.0	(a)
Avanos Medical, Inc.*	(2,606)	(114,768)	(9,069)	(0.0	)(a)
Axogen, Inc.*	(1,258)	(15,643)	(57)	(0.0	)(a)
Glaukos Corp.*	(1,694)	(108,128)	976	0.0	(a)
Heska Corp.*	(1,520)	(123,150)	(7,737)	(0.0	)(a)
Insulet Corp.*	(128)	(18,601)	225	0.0	(a)
iRhythm Technologies, Inc.*	(1,569)	(104,841)	3,191	0.0	(a)
Penumbra, Inc.*	(701)	(109,335)	(6,141)	(0.0	)(a)
Tactile Systems Technology, Inc.*	(2,409)	(109,417)	(311)	(0.0	)(a)
ViewRay, Inc.*	(28,044)	(72,914)	(2,244)	(0.0	)(a)
Wright Medical Group NV*	(2,256)	(46,925)	(89)	(0.0	)(a)

	(46,890)	(1,053,802)	(37,214)	(0.1)

Health Care Providers & Services
Guardant Health, Inc.*	(526)	(36,557)	(2,225)	(0.0	)(a)
R1 RCM, Inc.*	(2,540)	(27,000)	(1,422)	(0.0	)(a)

	(3,066)	(63,557)	(3,647)	(0.0	)(a)

Health Care Technology
Evolent Health, Inc.*	(8,529)	(64,991)	(1,365)	(0.0	)(a)
Inspire Medical Systems, Inc.*	(1,826)	(111,350)	(9,346)	(0.0	)(a)
Tabula Rasa HealthCare, Inc.*	(479)	(24,400)	(967)	(0.0	)(a)
Teladoc Health, Inc.*	(1,243)	(95,214)	(9,173)	(0.0	)(a)
Vocera Communications, Inc.*	(5,362)	(106,811)	18,642	0.0	(a)

	(17,439)	(402,766)	(2,209)	(0.0	)(a)

Hotels, Restaurants & Leisure
Domino’s Pizza, Inc.	(347)	(94,252)	(5,524)	(0.0	)(a)
Shake Shack, Inc.*	(263)	(21,640)	12	0.0	(a)

	(610)	(115,892)	(5,512)	(0.0	)(a)

Household Durables
Cavco Industries, Inc.*	(411)	(78,768)	2,898	0.0	(a)
iRobot Corp.*	(543)	(26,097)	271	0.0	(a)
LGI Homes, Inc.*	(962)	(75,498)	8,696	0.0	(a)
Mohawk Industries, Inc.*	(663)	(95,061)	(12,073)	(0.0	)(a)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	43

JPMorgan Diversified Alternatives ETF

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Short Positions — continued

Common Stocks — continued
Household Durables — continued
Roku, Inc.*	(560)	(82,432)	(9,666)	(0.0	)(a)
Sonos, Inc.*	(6,591)	(86,210)	902	0.0	(a)

	(9,730)	(444,066)	(8,972)	(0.0	)(a)

Independent Power and Renewable Electricity Producers
Ormat Technologies, Inc.	(1,287)	(98,533)	(1,145)	(0.0	)(a)

Insurance
Markel Corp.*	(99)	(115,929)	(3,433)	(0.0	)(a)

Interactive Media & Services
Cargurus, Inc.*	(2,943)	(98,855)	(7,299)	(0.0	)(a)
Eventbrite, Inc.*	(5,754)	(103,457)	(2,474)	(0.0	)(a)
TrueCar, Inc.*	(24,327)	(79,793)	2,798	0.0	(a)
Zillow Group, Inc.*	(962)	(31,159)	(616)	(0.0	)(a)

	(33,986)	(313,264)	(7,591)	(0.0	)(a)

Internet & Direct Marketing Retail
Farfetch Ltd.*	(5,122)	(45,739)	(4,559)	(0.0	)(a)
GrubHub, Inc.*	(660)	(22,480)	14,276	0.0	(a)

	(5,782)	(68,219)	9,717	0.0	(a)

Leisure Products
Polaris, Inc.	(536)	(52,876)	(4,326)	(0.0	)(a)

Machinery
Deere & Co.	(620)	(107,967)	(136)	(0.0	)(a)
Evoqua Water Technologies Corp.*	(6,989)	(121,399)	(3,145)	(0.0	)(a)
Trinity Industries, Inc.	(5,545)	(109,680)	299	0.0	(a)
Wabtec Corp.	(1,388)	(96,285)	69	0.0	(a)

	(14,542)	(435,331)	(2,913)	(0.0	)(a)

Media
Altice USA, Inc.*	(3,541)	(109,594)	(5,701)	(0.0	)(a)

Metals & Mining
Alcoa Corp.*	(447)	(9,293)	335	0.0	(a)
Century Aluminum Co.*	(13,910)	(81,095)	7,512	0.0	(a)
Constellium SE*	(7,269)	(96,896)	6,615	0.0	(a)
Hecla Mining Co.	(19,206)	(44,174)	(5,954)	(0.0	)(a)
United States Steel Corp.	(1,005)	(11,568)	(794)	(0.0	)(a)

	(41,837)	(243,026)	7,714	0.0	(a)

Multi-Utilities
NiSource, Inc.	(836)	(23,441)	(653)	(0.0	)(a)

Oil, Gas & Consumable Fuels
Antero Resources Corp.*	(38,240)	(95,600)	12,252	0.0	(a)
Callon Petroleum Co.*	(21,516)	(81,761)	430	0.0	(a)
Centennial Resource Development, Inc.*	(23,711)	(80,617)	(2,317)	(0.0	)(a)
Concho Resources, Inc.	(1,663)	(112,286)	(6,724)	(0.0	)(a)
Golar LNG Ltd.	(7,313)	(100,700)	3,876	0.0	(a)
Matador Resources Co.*	(7,389)	(102,781)	(8,848)	(0.0	)(a)
Noble Energy, Inc.	(5,368)	(103,388)	(550)	(0.0	)(a)
Oasis Petroleum, Inc.*	(16,213)	(42,316)	2,034	0.0	(a)
Parsley Energy, Inc.	(513)	(8,110)	(205)	(0.0	)(a)
Penn Virginia Corp.*	(338)	(8,044)	845	0.0	(a)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

44	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2019

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Short Positions — continued

Common Stocks — continued
Oil, Gas & Consumable Fuels — continued
SM Energy Co.	(13,033)	(102,179)	(5,342)	(0.0	)(a)
Targa Resources Corp.	(61)	(2,372)	30	0.0	(a)
WPX Energy, Inc.*	(10,395)	(103,742)	(4,574)	(0.0	)(a)

	(145,753)	(943,896)	(9,093)	(0.0	)(a)

Pharmaceuticals
Aerie Pharmaceuticals, Inc.*	(1,726)	(38,300)	(2,900)	(0.0	)(a)
Intersect ENT, Inc.*	(700)	(12,474)	(707)	(0.0	)(a)
Revance Therapeutics, Inc.*	(8,289)	(129,806)	(4,062)	(0.0	)(a)
Theravance Biopharma, Inc.*	(6,677)	(107,633)	3,441	0.0	(a)
WaVe Life Sciences Ltd.*	(2,552)	(64,540)	(12,045)	(0.0	)(a)
Zogenix, Inc.*	(2,593)	(115,777)	(5,342)	(0.0	)(a)

	(22,537)	(468,530)	(21,615)	(0.0	)(a)

Professional Services
TransUnion	(1,273)	(105,175)	(1,540)	(0.0	)(a)

Road & Rail
Hertz Global Holdings, Inc.*	(8,704)	(117,591)	1,828	0.0	(a)

Semiconductors & Semiconductor Equipment
Advanced Micro Devices, Inc.*	(539)	(18,288)	(1,595)	(0.0	)(a)
Brooks Automation, Inc.	(2,716)	(115,349)	(7,360)	(0.0	)(a)
Cohu, Inc.	(6,626)	(110,124)	(10,502)	(0.0	)(a)
Cree, Inc.*	(2,109)	(100,663)	(7,118)	(0.0	)(a)
Silicon Laboratories, Inc.*	(867)	(92,110)	2,089	0.0	(a)

	(12,857)	(436,534)	(24,486)	(0.0	)(a)

Software
2U, Inc.*	(5,415)	(97,064)	(7,608)	(0.0	)(a)
8x8, Inc.*	(5,614)	(108,462)	(896)	(0.0	)(a)
Appian Corp.*	(676)	(30,177)	(2,136)	(0.0	)(a)
Avalara, Inc.*	(245)	(17,395)	(1,139)	(0.0	)(a)
Benefitfocus, Inc.*	(3,905)	(88,780)	(898)	(0.0	)(a)
FireEye, Inc.*	(7,033)	(111,403)	(4,255)	(0.0	)(a)
HubSpot, Inc.*	(163)	(25,281)	(162)	(0.0	)(a)
Instructure, Inc.*	(2,734)	(127,760)	(10,389)	(0.0	)(a)
Nutanix, Inc.*	(271)	(7,919)	(833)	(0.0	)(a)
PROS Holdings, Inc.*	(827)	(42,375)	3,011	0.0	(a)
Q2 Holdings, Inc.*	(296)	(21,161)	299	0.0	(a)
RingCentral, Inc.*	(694)	(112,095)	104	0.0	(a)
Yext, Inc.*	(6,066)	(99,846)	(12,496)	(0.1)
Zuora, Inc.*	(922)	(13,139)	(581)	(0.0	)(a)

	(34,861)	(902,857)	(37,979)	(0.1)

Specialty Retail
Floor & Decor Holdings, Inc.*	(1,674)	(76,720)	(2,544)	(0.0	)(a)
National Vision Holdings, Inc.*	(1,758)	(41,840)	(1,424)	(0.0	)(a)

	(3,432)	(118,560)	(3,968)	(0.0	)(a)

Tobacco
Vector Group Ltd.	(8,338)	(101,724)	(5,086)	(0.0	)(a)

Trading Companies & Distributors
MRC Global, Inc.*	(9,274)	(105,353)	658	0.0	(a)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	45

JPMorgan Diversified Alternatives ETF

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Short Positions — continued

Common Stocks — continued
Water Utilities
American Water Works Co., Inc.	(162)	(19,970)	(415)	(0.0	)(a)
Aqua America, Inc.	(2,132)	(96,644)	2,665	0.0	(a)
California Water Service Group	(336)	(18,806)	(463)	(0.0	)(a)
SJW Group	(1,424)	(103,026)	797	0.0	(a)

	(4,054)	(238,446)	2,584	0.0	(a)

Total Short Positions of Total Return Basket Swap	(691,777)	(11,726,646)	(228,420)	(0.2)

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) (2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE
UBS	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the net of one month CDOR on long positions and short positions respectively, plus or minus a specified spread (rates range from 0.00% to 0.23%), which is denominated in CAD based on the local currencies of the positions within the swaps.	8/26/2022	$1,852,612	$(11,547)	$440	$(11,107)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Long Positions

Common Stocks
Airlines
Air Canada*	4,393	156,428	262	0.0	(a)

Banks
Laurentian Bank of Canada	4,853	166,913	(1,253)	(0.0	)(a)

Chemicals
Methanex Corp.	3,556	134,751	9,180	0.0	(a)

Construction & Engineering
Aecon Group, Inc.	11,167	154,308	1,953	0.0	(a)

Food & Staples Retailing
Empire Co. Ltd.	5,679	150,782	554	0.0	(a)

Insurance
iA Financial Corp., Inc.	3,728	179,536	6,095	0.0	(a)

IT Services
CGI, Inc.*	1,989	154,608	710	0.0	(a)

Media
Quebecor, Inc.	6,921	160,900	290	0.0	(a)

Metals & Mining
Teck Resources Ltd.	8,083	127,772	(4,876)	(0.0	)(a)

Oil, Gas & Consumable Fuels
Imperial Oil Ltd.	6,434	160,227	1,682	0.0	(a)
Parex Resources, Inc.*	10,057	136,298	(4,750)	(0.0	)(a)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

46	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2019

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Long Positions — continued

Common Stocks — continued
Oil, Gas & Consumable Fuels — continued
Suncor Energy, Inc.	5,584	166,023	(1,780)	(0.0	)(a)

	22,075	462,548	(4,848)	(0.0	)(a)

Real Estate Management & Development
First Capital Realty, Inc.	9,576	158,497	(60)	(0.0	)(a)

Textiles, Apparel & Luxury Goods
Gildan Activewear, Inc.	4,912	125,494	(2,879)	(0.0	)(a)

Total Long Positions of Total Return Basket Swap	86,932	2,132,537	5,128	0.0	(a)

Short Positions

Common Stocks
Construction & Engineering
SNC-Lavalin Group, Inc.	(3,206)	(57,957)	(15,392)	(0.0	)(a)

Diversified Financial Services
Onex Corp.	(1,348)	(79,246)	922	0.0	(a)

Metals & Mining
First Quantum Minerals Ltd.	(227)	(1,918)	(9)	(0.0	)(a)
Kinross Gold Corp.*	(953)	(4,631)	(196)	(0.0	)(a)
Yamana Gold, Inc.	(9,432)	(34,445)	(2,734)	(0.0	)(a)

	(10,612)	(40,994)	(2,939)	(0.0	)(a)

Multi-Utilities
Canadian Utilities Ltd.	(3,308)	(96,470)	137	0.0	(a)

Oil, Gas & Consumable Fuels
Vermilion Energy, Inc.	(398)	(5,258)	597	0.0	(a)

Total Short Positions of Total Return Basket Swap	(18,872)	(279,925)	(16,675)	0.0	(a)

Total of Long and Short Positions of Total Return Basket Swap	68,060	1,852,612	(11,547)	0.0	(a)

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) (2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE
UBS	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the net of one month LIBOR on long positions and short positions respectively, plus or minus a specified spread (rates range from 0.00% to 0.23%), which is denominated in EUR based on the local currencies of the positions within the swaps.	8/26/2022	$5,116,748	$182,221	$27,283	$209,504

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	47

JPMorgan Diversified Alternatives ETF

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Long Positions

Common Stocks
Air Freight & Logistics
Bollore SA	39,835	172,580	6,137	0.0	(a)

Automobiles
Peugeot SA	1,264	32,012	(1,346)	(0.0	)(a)

Chemicals
Covestro AG (b)	1,658	79,620	(4,944)	(0.0	)(a)

Construction & Engineering
ACS Actividades de Construccion y Servicios SA	4,734	192,097	3,373	0.0	(a)
HOCHTIEF AG	1,288	160,927	8,631	0.0	(a)
Vinci SA	1,444	162,011	6,506	0.0	(a)

	7,466	515,035	18,510	0.0	(a)

Construction Materials
HeidelbergCement AG	1,832	135,821	3,649	0.0	(a)

Diversified Financial Services
Banca IFIS SpA	9,084	154,113	5,632	0.0	(a)

Diversified Telecommunication Services
Deutsche Telekom AG (Registered)	9,404	165,469	(1,609)	(0.0	)(a)
Elisa OYJ	2,986	163,084	786	0.0	(a)

	12,390	328,553	(823)	(0.0	)(a)

Electric Utilities
EDP — Energias de Portugal SA	42,760	176,138	8,266	0.0	(a)
Endesa SA	6,035	164,362	4,972	0.0	(a)
Enel SpA	22,504	174,414	4,533	0.0	(a)
Verbund AG	2,613	141,560	(832)	(0.0	)(a)

	73,912	656,474	16,939	0.0	(a)

Electrical Equipment
Signify NV (b)	5,444	159,510	7,199	0.0	(a)

Food & Staples Retailing
Koninklijke Ahold Delhaize NV	6,783	169,033	(4,803)	(0.0	)(a)

Gas Utilities
Enagas SA	7,022	173,757	14,374	0.0	(a)
Italgas SpA	24,440	157,337	2,560	0.0	(a)

	31,462	331,094	16,934	0.0	(a)

Health Care Equipment & Supplies
Koninklijke Philips NV	3,344	146,715	1,008	0.0	(a)

Insurance
Ageas	2,924	168,629	(54)	(0.0	)(a)
ASR Nederland NV	4,414	161,811	(793)	(0.0	)(a)
Assicurazioni Generali SpA	8,682	176,050	(133)	(0.0	)(a)
UnipolSai Assicurazioni SpA	62,208	173,620	(1,014)	(0.0	)(a)

	78,228	680,110	(1,994)	(0.0	)(a)

Machinery
Kone OYJ	2,715	172,880	13,246	0.0	(a)
Valmet OYJ	7,969	178,350	20,567	0.1

	10,684	351,230	33,813	0.1

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

48	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2019

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Long Positions — continued

Common Stocks — continued
Media
ProSiebenSat.1 Media SE	8,209	121,219	2,669	0.0	(a)
Publicis Groupe SA	3,208	138,068	2,963	0.0	(a)

	11,417	259,287	5,632	0.0	(a)

Multi-Utilities
A2A SpA	89,375	179,418	12,431	0.0	(a)
Engie SA	10,429	174,631	750	0.0	(a)
Hera SpA	40,555	173,726	2,112	0.0	(a)
Iren SpA	53,391	165,660	3,109	0.0	(a)
RWE AG	5,342	162,795	(71)	(0.0	)(a)
Veolia Environnement SA	6,609	173,974	3,849	0.0	(a)

	205,701	1,030,204	22,180	0.0	(a)

Oil, Gas & Consumable Fuels
Eni SpA	7,576	114,935	(1,491)	(0.0	)(a)
Neste OYJ	4,398	158,911	16,318	0.1
OMV AG	3,088	180,530	9,231	0.0	(a)
Repsol SA	9,543	157,266	2,921	0.0	(a)

	24,605	611,642	26,979	0.1

Pharmaceuticals
Merck KGaA	1,464	174,606	1,509	0.0	(a)
UCB SA	2,048	165,067	3,419	0.0	(a)

	3,512	339,673	4,928	0.0	(a)

Semiconductors & Semiconductor Equipment
Siltronic AG	1,655	157,621	16,096	0.0	(a)

Textiles, Apparel & Luxury Goods
Christian Dior SE	253	124,971	1,647	0.0	(a)
Kering SA	288	163,871	12,958	0.0	(a)

	541	288,842	14,605	0.0	(a)

Transportation Infrastructure
Aena SME SA (b)	930	170,713	(3,497)	(0.0	)(a)

Total Long Positions of Total Return Basket Swap	531,747	6,769,882	182,834	0.2

Short Positions

Common Stocks
Aerospace & Defense
Thales SA	(1,140)	(111,446)	2,053	0.0	(a)

Banks
FinecoBank Banca Fineco SpA	(9,533)	(107,469)	(555)	(0.0	)(a)

Chemicals
K+S AG (Registered)	(4,058)	(57,624)	(771)	(0.0	)(a)
Umicore SA	(1,411)	(58,246)	(960)	(0.0	)(a)

	(5,469)	(115,870)	(1,731)	(0.0	)(a)

Communications Equipment
Nokia OYJ	(12,644)	(46,416)	75	0.0	(a)

Diversified Financial Services
Wendel SA	(595)	(84,369)	(3,332)	(0.0	)(a)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	49

JPMorgan Diversified Alternatives ETF

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)

Short Positions — continued

Common Stocks — continued
Diversified Telecommunication Services
Cellnex Telecom SA* (b)	(1,864)	(80,430)	4,739	0.0	(a)
Iliad SA	(288)	(29,847)	(278)	(0.0	)(a)

	(2,152)	(110,277)	4,461	0.0	(a)

Energy Equipment & Services
Tenaris SA	(1,860)	(18,869)	425	0.0	(a)

Food Products
Kerry Group plc	(937)	(113,282)	(4,582)	(0.0	)(a)

Gas Utilities
Rubis SCA	(302)	(17,512)	(331)	(0.0	)(a)

Health Care Providers & Services
Orpea	(615)	(74,073)	318	0.0	(a)

Internet & Direct Marketing Retail
Delivery Hero SE* (b)	(1,274)	(59,779)	688	0.0	(a)
Rocket Internet SE* (b)	(3,424)	(90,926)	2,617	0.0	(a)

	(4,698)	(150,705)	3,305	0.0	(a)

Machinery
Konecranes OYJ	(3,222)	(99,503)	(1,382)	(0.0	)(a)
Metso OYJ	(2,714)	(102,743)	(4,336)	(0.0	)(a)

	(5,936)	(202,246)	(5,718)	(0.0	)(a)

Media
JCDecaux SA	(4,043)	(110,518)	(5,993)	(0.0	)(a)

Metals & Mining
ArcelorMittal	(470)	(6,988)	(70)	(0.0	)(a)
Outokumpu OYJ	(32,618)	(92,681)	2,329	0.0	(a)

	(33,088)	(99,669)	2,259	0.0	(a)

Semiconductors & Semiconductor Equipment
AIXTRON SE*	(8,841)	(80,827)	11,535	0.0	(a)

Trading Companies & Distributors
Rexel SA	(9,235)	(114,491)	99	0.0	(a)

Transportation Infrastructure
Aeroports de Paris	(500)	(95,095)	(2,901)	(0.0	)(a)

Total Short Positions of Total Return Basket Swap	(101,588)	(1,653,134)	(613)	0.0	(a)

Total of Long and Short Positions of Total Return Basket Swap	430,159	5,116,748	182,221	0.2

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) (2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE
UBS	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the net of one month BBSW on long positions and short positions respectively, plus or minus a specified spread (rates range from 0.00% to 0.23%), which is denominated in AUD based on the local currencies of the positions within the swaps.	8/26/2022	$37,703	$18,393	$2,395	$20,788

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

50	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2019

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Long Positions

Common Stocks
Airlines
Qantas Airways Ltd.	21,619	95,624	(1,846)	(0.0	)(a)

Food & Staples Retailing
Metcash Ltd.	21,577	41,944	(596)	(0.0	)(a)

Metals & Mining
Alumina Ltd.	41,299	64,472	(66)	(0.0	)(a)
Iluka Resources Ltd.	13,655	88,387	9,561	0.0	(a)
Regis Resources Ltd.	41,175	139,544	3,128	0.0	(a)

	96,129	292,403	12,623	0.0	(a)

Oil, Gas & Consumable Fuels
Whitehaven Coal Ltd.	14,740	33,524	1,296	0.0	(a)
Woodside Petroleum Ltd.	4,918	109,000	725	0.0	(a)

	19,658	142,524	2,021	0.0	(a)

Road & Rail
Aurizon Holdings Ltd.	38,658	157,270	2,948	0.0	(a)

Total Long Positions of Total Return Basket Swap	197,641	729,765	15,150	0.0	(a)

Short Positions

Common Stocks
Beverages
Treasury Wine Estates Ltd.	(1,447)	(17,550)	(9)	(0.0	)(a)

Capital Markets
Platinum Asset Management Ltd.	(38,315)	(109,396)	(113)	(0.0	)(a)

Construction Materials
Adelaide Brighton Ltd.	(46,829)	(99,462)	(1,343)	(0.0	)(a)

Food Products
GrainCorp., Ltd.	(21,783)	(108,614)	2,239	0.0	(a)

Hotels, Restaurants & Leisure
Star Entertainment Grp Ltd. (The)	(6,162)	(19,980)	(936)	(0.0	)(a)

IT Services
Afterpay Touch Group Ltd.*	(4,778)	(94,853)	2,783	0.0	(a)
NEXTDC Ltd.*	(3,943)	(17,425)	298	0.0	(a)

	(8,721)	(112,278)	3,081	0.0	(a)

Oil, Gas & Consumable Fuels
Oil Search Ltd.	(1,211)	(5,977)	26	0.0	(a)

Professional Services
ALS Ltd.	(19,425)	(108,034)	32	0.0	(a)

Transportation Infrastructure
Qube Holdings Ltd.	(49,405)	(110,771)	266	0.0	(a)

Total Short Positions of Total Return Basket Swap	(193,298)	(692,062)	3,243	0.0	(a)

Total of Long and Short Positions of Total Return Basket Swap	4,343	37,703	18,393	0.0	(a)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	51

JPMorgan Diversified Alternatives ETF

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) (2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE
UBS	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the net of one month LIBOR on long positions and short positions respectively, plus or minus a specified spread (rates range from 0.00% to 0.23%), which is denominated in JPY based on the local currencies of the positions within the swaps.	11/22/2019 – 8/26/2022	$6,974,441	$44,683	$42,539	$87,222

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Long Positions

Common Stocks
Airlines
Japan Airlines Co. Ltd.	5,400	168,275	(494)	(0.0	)(a)

Auto Components
TS Tech Co. Ltd.	3,900	124,907	3,580	0.0	(a)
Yokohama Rubber Co. Ltd. (The)	5,700	127,311	6,011	0.0	(a)

	9,600	252,218	9,591	0.0	(a)

Beverages
Asahi Group Holdings Ltd.	3,400	170,263	3,681	0.0	(a)
Suntory Beverage & Food Ltd.	3,600	153,903	870	0.0	(a)

	7,000	324,166	4,551	0.0	(a)

Chemicals
DIC Corp.*	4,700	134,632	(1,044)	(0.0	)(a)
Kureha Corp.	2,100	134,219	4,509	0.0	(a)
Mitsui Chemicals, Inc.	5,600	133,176	(822)	(0.0	)(a)
Showa Denko KK	4,800	134,673	2,262	0.0	(a)
Teijin Ltd.	6,700	134,257	913	0.0	(a)
Tokuyama Corp.	5,000	133,570	3,405	0.0	(a)
Zeon Corp.	10,600	120,752	(14,792)	(0.0	)(a)

	39,500	925,279	(5,569)	(0.0	)(a)

Commercial Services & Supplies
Dai Nippon Printing Co. Ltd.	6,000	160,251	4,826	0.0	(a)
Sohgo Security Services Co. Ltd.	3,200	173,817	9,898	0.0	(a)

	9,200	334,068	14,724	0.0	(a)

Construction & Engineering
Hazama Ando Corp.	20,800	161,161	3,860	0.0	(a)
Kyowa Exeo Corp.	7,000	178,094	3,495	0.0	(a)
Kyudenko Corp.	5,200	169,918	(1,511)	(0.0	)(a)

	33,000	509,173	5,844	0.0	(a)

Construction Materials
Sumitomo Osaka Cement Co. Ltd.	3,300	144,052	(5,381)	(0.0	)(a)
Taiheiyo Cement Corp.	4,700	132,958	(3,869)	(0.0	)(a)

	8,000	277,010	(9,250)	(0.0	)(a)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

52	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2019

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Long Positions — continued

Common Stocks — continued
Containers & Packaging
Rengo Co. Ltd.	19,300	139,945	889	0.0	(a)

Diversified Financial Services
Mitsubishi UFJ Lease & Finance Co. Ltd.	28,600	175,575	2,077	0.0	(a)

Diversified Telecommunication Services
Nippon Telegraph & Telephone Corp.	2,700	134,036	2,080	0.0	(a)

Electronic Equipment, Instruments & Components
Hitachi Ltd.	4,500	167,951	(4,408)	(0.0	)(a)
Japan Aviation Electronics Industry Ltd.	9,100	169,522	24,349	0.0	(a)

	13,600	337,473	19,941	0.0	(a)

Entertainment
Akatsuki, Inc.*	2,800	156,041	(5,894)	(0.0	)(a)
Capcom Co. Ltd.	5,700	134,540	(12,611)	(0.0	)(a)
GungHo Online Entertainment, Inc.*	7,170	155,291	3,411	0.0	(a)

	15,670	445,872	(15,094)	(0.0	)(a)

Food & Staples Retailing
Lawson, Inc.	3,100	171,016	(1,213)	(0.0	)(a)

Food Products
Morinaga & Co. Ltd.*	3,200	158,078	(476)	(0.0	)(a)

Health Care Providers & Services
Alfresa Holdings Corp.	6,700	149,603	729	0.0	(a)
Medipal Holdings Corp.	7,300	166,787	4,233	0.0	(a)
Suzuken Co. Ltd.	2,900	154,843	(406)	(0.0	)(a)

	16,900	471,233	4,556	0.0	(a)

Hotels, Restaurants & Leisure
Round One Corp.	9,600	123,788	(1,119)	(0.0	)(a)
Sushiro Global Holdings Ltd.	2,100	144,381	(694)	(0.0	)(a)

	11,700	268,169	(1,813)	(0.0	)(a)

Household Durables
Sekisui House Ltd.	5,900	127,230	(722)	(0.0	)(a)

Insurance
MS&AD Insurance Group Holdings, Inc.	5,000	161,456	(1,223)	(0.0	)(a)

IT Services
Nihon Unisys Ltd.	4,900	161,746	3,576	0.0	(a)
Otsuka Corp.*	4,300	173,367	13,014	0.0	(a)
TIS, Inc.	2,700	163,711	185	0.0	(a)

	11,900	498,824	16,775	0.0	(a)

Leisure Products
Bandai Namco Holdings, Inc.	2,100	129,128	(4,443)	(0.0	)(a)
Tomy Co. Ltd.	11,500	124,709	311	0.0	(a)

	13,600	253,837	(4,132)	(0.0	)(a)

Machinery
Amada Holdings Co. Ltd.	14,000	159,433	5,094	0.0	(a)
DMG Mori Co. Ltd.	9,500	153,807	11,405	0.1
Ebara Corp.*	5,200	153,849	4,078	0.0	(a)
Glory Ltd.	5,400	158,990	(859)	(0.0	)(a)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	53

JPMorgan Diversified Alternatives ETF

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Long Positions — continued

Common Stocks — continued
Machinery — continued
MINEBEA MITSUMI, Inc.	8,400	159,529	11,223	0.0	(a)
Mitsubishi Heavy Industries Ltd.	3,900	157,830	(1,146)	(0.0	)(a)
Shinmaywa Industries Ltd.	13,200	162,612	670	0.0	(a)
Takeuchi Manufacturing Co. Ltd.	10,600	165,639	(1,959)	(0.0	)(a)
THK Co. Ltd.	5,300	152,403	10,168	0.0	(a)

	75,500	1,424,092	38,674	0.1

Media
Hakuhodo DY Holdings, Inc.	10,700	159,673	4,135	0.0	(a)

Metals & Mining
Mitsubishi Materials Corp.	4,700	135,149	5,983	0.0	(a)
Tokyo Steel Manufacturing Co. Ltd.	18,600	149,743	913	0.0	(a)

	23,300	284,892	6,896	0.0	(a)

Oil, Gas & Consumable Fuels
Cosmo Energy Holdings Co. Ltd.	7,400	158,244	2,920	0.0	(a)

Paper & Forest Products
Oji Holdings Corp.	25,900	133,909	3,488	0.0	(a)

Pharmaceuticals
Astellas Pharma, Inc.	900	15,446	1,020	0.0	(a)
Kaken Pharmaceutical Co. Ltd.	3,400	166,698	6,386	0.0	(a)
Kyowa Hakko Kirin Co. Ltd.	8,900	163,760	(3,090)	(0.0	)(a)
Sawai Pharmaceutical Co. Ltd.	2,900	163,638	11,557	0.0	(a)
Shionogi & Co. Ltd.	200	12,005	746	0.0	(a)
Sumitomo Dainippon Pharma Co. Ltd.	8,600	150,097	7,852	0.0	(a)

	24,900	671,644	24,471	0.0	(a)

Professional Services
Meitec Corp.	3,200	166,817	4,684	0.0	(a)
TechnoPro Holdings, Inc.*	2,700	166,066	2,262	0.0	(a)
UT Group Co. Ltd.	6,200	154,006	12,496	0.0	(a)

	12,100	486,889	19,442	0.0	(a)

Real Estate Management & Development
SAMTY Co. Ltd.*	9,000	169,573	5,099	0.0	(a)

Road & Rail
Sankyu, Inc.	3,000	152,523	(9,440)	(0.0	)(a)
Seino Holdings Co. Ltd.	13,100	168,440	3,430	0.0	(a)

	16,100	320,963	(6,010)	(0.0	)(a)

Semiconductors & Semiconductor Equipment
Optorun Co. Ltd.*	5,800	174,934	(2,342)	(0.0	)(a)

Specialty Retail
ABC-Mart, Inc.	2,000	137,131	(1,209)	(0.0	)(a)

Technology Hardware, Storage & Peripherals
Brother Industries Ltd.	9,000	169,146	1,915	0.0	(a)
FUJIFILM Holdings Corp.	3,600	158,048	4,072	0.0	(a)

	12,600	327,194	5,987	0.0	(a)

Trading Companies & Distributors
ITOCHU Corp.	7,600	158,900	(96)	(0.0	)(a)
Kanamoto Co. Ltd.	6,500	173,772	1,138	0.0	(a)

	14,100	332,672	1,042	0.0	(a)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

54	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2019

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Long Positions — continued

Common Stocks — continued
Transportation Infrastructure
Kamigumi Co. Ltd.	6,700	151,495	893	0.0	(a)

Wireless Telecommunication Services
KDDI Corp.	6,000	166,027	2,997	0.0	(a)
NTT DOCOMO, Inc.	1,100	30,157	1,404	0.0	(a)

	7,100	196,184	4,401	0.0	(a)

Total Long Positions of Total Return Basket Swap	516,070	11,262,422	148,929	0.1

Short Positions

Common Stocks
Auto Components
NGK Spark Plug Co. Ltd.	(4,500)	(91,232)	(4,059)	(0.0	)(a)
Toyo Tire Corp.	(200)	(2,790)	(201)	(0.0	)(a)

	(4,700)	(94,022)	(4,260)	(0.0	)(a)

Automobiles
Mitsubishi Motors Corp.	(18,700)	(85,380)	(521)	(0.0	)(a)

Beverages
Coca-Cola Bottlers Japan Holdings, Inc.	(4,900)	(111,250)	1,595	0.0	(a)

Building Products
TOTO Ltd.	(1,700)	(69,404)	(3,262)	(0.0	)(a)

Capital Markets
Nomura Holdings, Inc.	(25,100)	(114,079)	(1,654)	(0.0	)(a)

Chemicals
Kuraray Co. Ltd.	(7,300)	(86,850)	4,726	0.0	(a)
Taiyo Nippon Sanso Corp.	(4,000)	(93,639)	(1,776)	(0.0	)(a)
Toray Industries, Inc.	(2,300)	(16,255)	1,697	0.0	(a)

	(13,600)	(196,744)	4,647	0.0	(a)

Construction & Engineering
Maeda Corp.	(11,700)	(108,586)	999	0.0	(a)
SHO-BOND Holdings Co. Ltd.*	(3,000)	(116,431)	(3,759)	(0.0	)(a)

	(14,700)	(225,017)	(2,760)	(0.0	)(a)

Electrical Equipment
Mabuchi Motor Co. Ltd.	(3,000)	(121,551)	(9,562)	(0.0	)(a)

Electronic Equipment, Instruments & Components
Keyence Corp.	(200)	(126,459)	(2,235)	(0.0	)(a)
Shimadzu Corp.	(4,000)	(106,825)	(6,561)	(0.0	)(a)

	(4,200)	(233,284)	(8,796)	(0.0	)(a)

Entertainment
Square Enix Holdings Co. Ltd.	(2,400)	(114,212)	(4,069)	(0.0	)(a)

Food & Staples Retailing
Cosmos Pharmaceutical Corp.	(400)	(82,605)	(1,775)	(0.0	)(a)
Kusuri no Aoki Holdings Co. Ltd.*	(1,400)	(104,408)	(6,605)	(0.0	)(a)

	(1,800)	(187,013)	(8,380)	(0.0	)(a)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	55

JPMorgan Diversified Alternatives ETF

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Short Positions — continued

Common Stocks — continued
Food Products
Kikkoman Corp.	(2,400)	(115,446)	878	0.0	(a)

Gas Utilities
Nippon Gas Co. Ltd.	(3,400)	(96,239)	5,569	0.0	(a)

Health Care Equipment & Supplies
Asahi Intecc Co., Ltd.	(4,100)	(112,813)	(1,456)	(0.0	)(a)

Hotels, Restaurants & Leisure
Toridoll Holdings Corp.	(4,000)	(91,352)	(6,848)	(0.0	)(a)

Household Durables
Panasonic Corp.	(5,200)	(43,703)	(924)	(0.0	)(a)

Household Products
Pigeon Corp.	(2,600)	(126,928)	(15,358)	(0.0	)(a)

Industrial Conglomerates
Keihan Holdings Co. Ltd.	(2,300)	(108,599)	766	0.0	(a)

IT Services
GMO Payment Gateway, Inc.	(1,200)	(88,439)	(5,172)	(0.0	)(a)

Machinery
Daifuku Co. Ltd.	(1,200)	(63,674)	1,659	0.0	(a)
Hino Motors Ltd.	(13,600)	(128,579)	(10,138)	(0.1)
Hitachi Construction Machinery Co. Ltd.	(4,300)	(110,993)	(7,786)	(0.0	)(a)
MISUMI Group, Inc.	(2,400)	(60,333)	(4,855)	(0.0	)(a)
NGK Insulators Ltd.	(4,400)	(67,596)	(4,207)	(0.0	)(a)
NTN Corp.	(34,700)	(107,589)	(959)	(0.0	)(a)
SMC Corp.	(300)	(129,612)	(282)	(0.0	)(a)

	(60,900)	(668,376)	(26,568)	(0.1)

Metals & Mining
Hitachi Metals Ltd.	(6,800)	(85,342)	(7,404)	(0.0	)(a)

Multiline Retail
Isetan Mitsukoshi Holdings Ltd.	(11,700)	(93,309)	1,158	0.0	(a)
Pan Pacific International Holdings Corp.	(2,400)	(37,779)	(104)	(0.0	)(a)
Ryohin Keikaku Co. Ltd.	(4,000)	(89,049)	(3,841)	(0.0	)(a)
Takashimaya Co. Ltd.	(3,700)	(42,950)	(733)	(0.0	)(a)

	(21,800)	(263,087)	(3,520)	(0.0	)(a)

Personal Products
Kose Corp.	(600)	(106,376)	(1,248)	(0.0	)(a)

Road & Rail
Keisei Electric Railway Co. Ltd.	(2,400)	(98,125)	1,125	0.0	(a)
Kyushu Railway Co.	(3,400)	(112,328)	34	0.0	(a)
Nankai Electric Railway Co. Ltd.	(3,700)	(96,152)	(1,473)	(0.0	)(a)
Odakyu Electric Railway Co. Ltd.	(4,700)	(114,408)	384	0.0	(a)

	(14,200)	(421,013)	70	0.0	(a)

Semiconductors & Semiconductor Equipment
Disco Corp.	(500)	(109,119)	(8,970)	(0.0	)(a)
Rohm Co. Ltd.	(1,000)	(79,229)	2,532	0.0	(a)
SCREEN Holdings Co. Ltd.*	(1,600)	(111,078)	2,437	0.0	(a)

	(3,100)	(299,426)	(4,001)	(0.0	)(a)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

56	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2019

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Short Positions — continued

Common Stocks — continued
Technology Hardware, Storage & Peripherals
Seiko Epson Corp.	(7,700)	(108,886)	(2,008)	(0.0	)(a)

Total Short Positions of Total Return Basket Swap	(235,100)	(4,287,981)	(104,246)	(0.1)

Total of Long and Short Positions of Total Return Basket Swap	280,970	6,974,441	44,683	0.0	(a)

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) (2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE
UBS	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the net of one month LIBOR on long positions and short positions respectively, plus or minus a specified spread (rates range from 0.00% to 0.23%), which is denominated in CHF based on the local currencies of the positions within the swaps.	8/26/2022	$168,930	$(5,289)	$262	$(5,027)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Long Positions

Common Stocks
Health Care Equipment & Supplies
Sonova Holding AG (Registered)	459	105,331	(774)	(0.0	)(a)

Pharmaceuticals
Roche Holding AG	451	134,455	3,136	0.0	(a)

Real Estate Management & Development
PSP Swiss Property AG (Registered)	993	131,438	280	0.0	(a)

Total Long Positions of Total Return Basket Swap	1,903	371,224	2,642	0.0	(a)

Short Positions

Common Stocks
Marine
Kuehne + Nagel International AG (Registered)	(563)	(90,956)	(7,275)	(0.0	)(a)

Pharmaceuticals
Vifor Pharma AG	(707)	(111,338)	(656)	(0.0	)(a)

Total Short Positions of Total Return Basket Swap	(1,270)	(202,294)	(7,931)	0.0	(a)

Total of Long and Short Positions of Total Return Basket Swap	633	168,930	(5,289)	0.0	(a)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	57

JPMorgan Diversified Alternatives ETF

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) (2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE
UBS	The Fund receives the total return on a portfolio of long equity positions and pays or receives the net of One month LIBOR on long positions, plus or minus a specified spread (rates range from 0.00% to 0.23%), which is denominated in GBP based on the local currencies of the positions within the swaps.	11/15/2021 – 8/26/2022	$592,325	$12,762	$40,123	$52,885

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Long Positions

Common Stocks
Capital Markets
Sole Realisation Co. plc*‡	698	—	(634)	(0.0	)(a)

Industrial Conglomerates
Smiths Group plc	28,336	592,325	13,396	0.0	(a)

Total Long Positions of Total Return Basket Swap	29,034	592,325	12,762	0.0	(a)

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) (2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE
UBS	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the net of one month LIBOR on long positions and short positions respectively, plus or minus a specified spread (rates range from 0.00% to 0.25%), which is denominated in USD based on the local currencies of the positions within the swaps.	11/16/2021 – 8/26/2022	$25,935,742	$55,612	$23	$55,635

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Long Positions

Common Stocks
Air Freight & Logistics
XPO Logistics, Inc.*	3,305	252,502	(1,124)	(0.0	)(a)

Banks
LegacyTexas Financial Group, Inc.	29,954	1,274,243	(32,350)	(0.0	)(a)

Biotechnology
Biogen, Inc.*	1,006	300,502	79,122	0.1
Celgene Corp.*	5,848	631,760	29,708	0.1
Genomic Health, Inc.*	22,449	1,496,899	(78,123)	(0.1)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

58	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2019

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Long Positions — continued

Common Stocks — continued
Biotechnology — continued
Ironwood Pharmaceuticals, Inc.*	9,600	96,384	12,480	0.0	(a)
Spark Therapeutics, Inc.*	2,977	324,999	27,180	0.0	(a)

	41,880	2,850,544	70,367	0.1

Building Products
Apogee Enterprises, Inc.	3,500	131,390	1,015	0.0	(a)

Commercial Services & Supplies
Advanced Disposal Services, Inc.*	36,559	1,198,404	3,656	0.0	(a)

Communications Equipment
Acacia Communications, Inc.*	20,140	1,322,392	15,709	0.0	(a)

Construction & Engineering
AECOM*	10,580	423,306	(11,109)	(0.0	)(a)
Arcosa, Inc.	4,700	180,527	23,876	0.0	(a)

	15,280	603,833	12,767	0.0	(a)

Construction Materials
Eagle Materials, Inc.	4,168	380,705	(4,501)	(0.0	)(a)

Diversified Consumer Services
Regis Corp.*	8,500	175,100	(2,930)	(0.0	)(a)

Diversified Financial Services
Voya Financial, Inc.	4,397	237,262	4,309	0.0	(a)

Diversified Telecommunication Services
Zayo Group Holdings, Inc.*	53,344	1,821,164	(10,135)	(0.0	)(a)

Electronic Equipment, Instruments & Components
Anixter International, Inc.*	14,790	1,223,873	(2,139)	(0.0	)(a)
Avnet, Inc.	5,181	204,960	(9,222)	(0.0	)(a)

	19,971	1,428,833	(11,361)	(0.0	)(a)

Energy Equipment & Services
TechnipFMC plc	13,400	264,382	(42,478)	(0.0	)(a)

Health Care Providers & Services
Tenet Healthcare Corp.*	15,678	397,280	23,987	0.0	(a)
WellCare Health Plans, Inc.*	6,526	1,935,612	144,551	0.2

	22,204	2,332,892	168,538	0.2

Hotels, Restaurants & Leisure
Bloomin’ Brands, Inc.	12,036	238,433	19,378	0.0	(a)
Caesars Entertainment Corp.*	141,659	1,739,573	33,290	0.0	(a)
Hilton Grand Vacations, Inc.*	7,002	243,179	2,731	0.0	(a)

	160,697	2,221,185	55,399	0.0	(a)

Independent Power and Renewable Electricity Producers
NRG Energy, Inc.	5,851	234,742	(176)	(0.0	)(a)

Insurance
Athene Holding Ltd.*	5,670	245,794	13,381	0.0	(a)

IT Services
Presidio, Inc.	27,575	457,745	(3,171)	(0.0	)(a)

Leisure Products
Brunswick Corp.	9,778	569,471	33,832	0.0	(a)
Callaway Golf Co.	5,800	117,276	(3,248)	(0.0	)(a)

	15,578	686,747	30,584	0.0	(a)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	59

JPMorgan Diversified Alternatives ETF

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Long Positions — continued

Common Stocks — continued
Life Sciences Tools & Services
Cambrex Corp.*	25,202	1,505,315	5,544	0.0	(a)
Pacific Biosciences of California, Inc.*	61,244	296,421	(37,971)	(0.0	)(a)
Waters Corp.*	1,127	238,496	(4,654)	(0.0	)(a)

	87,573	2,040,232	(37,081)	(0.0	)(a)

Machinery
Milacron Holdings Corp.*	39,947	667,914	7,590	0.0	(a)
WABCO Holdings, Inc.*	13,606	1,831,640	(5,715)	(0.0	)(a)

	53,553	2,499,554	1,875	0.0	(a)

Media
Altice USA, Inc.*	7,906	244,691	12,729	0.0	(a)
Gannett Co., Inc.	85,812	931,060	(5,149)	(0.0	)(a)

	93,718	1,175,751	7,580	0.0	(a)

Metals & Mining
Cleveland-Cliffs, Inc.	31,659	228,895	9,814	0.0	(a)

Oil, Gas & Consumable Fuels
Arch Coal, Inc.	3,000	236,670	(270)	(0.0	)(a)
Carrizo Oil & Gas, Inc.*	66,102	486,511	(7,271)	(0.0	)(a)
CNX Resources Corp.*	32,492	273,908	32,492	0.0	(a)
Ship Finance International Ltd.	7,856	113,676	(2,593)	(0.0	)(a)

	109,450	1,110,765	22,358	0.0	(a)

Pharmaceuticals
Allergan plc	9,864	1,737,149	24,759	0.0	(a)

Road & Rail
Genesee & Wyoming, Inc.*	10,371	1,151,492	(726)	(0.0	)(a)

Semiconductors & Semiconductor Equipment
Cypress Semiconductor Corp.	75,530	1,757,583	(12,840)	(0.0	)(a)

Software
Pivotal Software, Inc.*	44,475	665,791	1,779	0.0	(a)

Specialty Retail
Abercrombie & Fitch Co.	15,585	252,321	4,208	0.0	(a)
Asbury Automotive Group, Inc.*	1,800	185,634	(342)	(0.0	)(a)
Conn’s, Inc.*	9,135	220,976	(9,500)	(0.0	)(a)
RH*	1,367	248,384	1,066	0.0	(a)
Tiffany & Co.	3,020	376,020	(13,782)	(0.0	)(a)

	30,907	1,283,335	(18,350)	(0.0	)(a)

Technology Hardware, Storage & Peripherals
Stratasys Ltd.*	20,118	416,040	2,817	0.0	(a)

Total Long Positions of Total Return Basket Swap	1,059,191	32,186,446	269,484	0.3

Short Positions

Common Stocks
Banks
BB&T Corp.	(18,503)	(981,584)	(7,031)	(0.0	)(a)
Prosperity Bancshares, Inc.	(15,657)	(1,080,646)	27,869	0.0	(a)

	(34,160)	(2,062,230)	20,838	0.0	(a)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

60	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2019

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)

Short Positions — continued

Common Stocks — continued
Biotechnology
AbbVie, Inc.	(8,457)	(672,754)	(26,132)	(0.1)
Exact Sciences Corp.*	(9,606)	(835,722)	(22,769)	(0.0	)(a)

	(18,063)	(1,508,476)	(48,901)	(0.1)

Health Care Providers & Services
Centene Corp.*	(21,836)	(1,159,055)	(135,383)	(0.1)

Hotels, Restaurants & Leisure
Eldorado Resorts, Inc.*	(12,608)	(564,460)	(21,812)	(0.0	)(a)

Machinery
Hillenbrand, Inc.	(6,375)	(196,286)	(5,738)	(0.0	)(a)

Oil, Gas & Consumable Fuels
Callon Petroleum Co.*	(112,638)	(428,025)	2,253	0.0	(a)

Pharmaceuticals
Bristol-Myers Squibb Co.	(5,790)	(332,172)	(25,129)	(0.0	)(a)

Total Short Positions of Total Return Basket Swap	(211,470)	(6,250,704)	(213,872)	(0.2)

Total of Long and Short Positions of Total Return Basket Swap	847,721	25,935,742	55,612	0.1

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) (2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE
UBS	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the net of one month BBSW on long positions and short positions respectively, plus or minus a specified spread (rates range from 0.00% to 0.25%), which is denominated in AUD based on the local currencies of the positions within the swaps.	4/6/2021 – 8/26/2022	$968,966	$18,214	$(145)	$18,069

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Long Positions

Common Stocks
Food Products
Bellamy’s Australia Ltd.*	95,461	841,732	(9,085)	(0.0	)(a)

Metals & Mining
South32 Ltd.	195,686	342,437	10,483	0.0	(a)

Total Long Positions of Total Return Basket Swap	291,147	1,184,169	1,398	0.0	(a)

Short Positions
Common Stocks
Health Care Providers & Services
Australian Pharmaceutical Industries Ltd.	(235,526)	(215,203)	16,816	0.0	(a)

Total of Long and Short Positions of Total Return Basket Swap	55,621	968,966	18,214	0.0	(a)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	61

JPMorgan Diversified Alternatives ETF

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) (2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE
UBS	The Fund receives the total return on a portfolio of long equity positions and pays or receives the net of one month LIBOR on long positions, plus or minus a specified spread (rates range from 0.00% to 0.23%), which is denominated in EUR based on the local currencies of the positions within the swaps.	8/26/2022	$1,252,666	$(3,503)	$(5,072)	$(8,575)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Long Positions

Common Stocks
IT Services
Altran Technologies SA	78,789	1,252,666	(3,503)	(0.0	)(a)

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) (2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE
UBS	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the net of one month CDOR on long positions and short positions respectively, plus or minus a specified spread (rates range from 0.00% to 0.23%), which is denominated in CAD based on the local currencies of the positions within the swaps.	8/26/2022	$2,134,107	$15,406	$594	$16,000

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Long Positions

Common Stocks
Airlines
WestJet Airlines Ltd.	49,923	1,160,991	757	0.0	(a)

Multiline Retail
Hudson’s Bay Co.	37,717	285,792	15,281	0.0	(a)

Oil, Gas & Consumable Fuels
Kinder Morgan Canada Ltd. (b)	25,584	271,943	(4,301)	(0.0	)(a)

Paper & Forest Products
Canfor Corp.*	57,000	688,968	95	0.0	(a)

Total Long Positions of Total Return Basket Swap	170,224	2,407,694	11,832	0.0	(a)

Short Positions
Common Stocks
Oil, Gas & Consumable Fuels
Pembina Pipeline Corp.	(7,771)	(273,587)	3,574	0.0	(a)

Total of Long and Short Positions of Total Return Basket Swap	162,453	2,134,107	15,406	0.0	(a)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

62	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2019

The following reference rates, and their values as of period-end, are used for security descriptions:

VALUE
BA	1.83%
BBR	0.75
BBSW	0.92
CDOR	1.96
CHF LIBOR	(0.79)
EURIBOR	(0.44)
EUR LIBOR	(0.51)
GBP LIBOR	0.71
JPY LIBOR	(0.11)
USD LIBOR	1.78

Summary of total swap contracts outstanding as of October 31, 2019:

	NET UPFRONT PAYMENTS (RECEIPTS)($)	VALUE($)
Assets
OTC Total return basket swaps contracts outstanding	—	537,926

Liabilities
OTC Total return basket swaps contracts outstanding	—	(680,098)

Abbreviations

AUD	Australian Dollar
BA	Banker’s Acceptance Rate
BBR	Bank Base Rate
BBSW	ASX Australia Bank Bill Short Term Rates
CAD	Canadian Dollar
CDOR	Canadian Dollar Offered Rate
CHF	Swiss Franc
CVR	Contingent Value Rights
EUR	Euro
EURIBOR	Euro Interbank Offered Rate
GBP	British Pound
JPY	Japanese Yen
LIBOR	London Interbank Offered Rate
OYJ	Public Limited Company
SCA	Limited partnership with share capital
SGPS	Holding company
USD	United States Dollar

(a)	Amount rounds to less than 0.1% of net assets.
(b)

   Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

*	Non-income producing security.
‡	Value determined using significant unobservable inputs.
(1)	Notional value represents market value as of October 31, 2019, of these positions based on the securities’ last sale or closing price on the principal exchange on which the securities are traded.
(2)	Unrealized appreciation (depreciation) represents the unrealized gain(loss) of the positions subsequent to the swap reset.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	63

JPMorgan Event Driven ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	SHARES	VALUE
Common Stocks — 70.2%

Airlines — 0.9%

WestJet Airlines Ltd. (Canada)	11,268	262,045

Banks — 2.6%

Commonwealth Bank of Australia (Australia)	3,404	184,565

Pacific Premier Bancorp, Inc.	5,771	194,800

SunTrust Banks, Inc.	3,074	210,077

Synovus Financial Corp.	5,157	174,668

		764,110

Biotechnology — 5.0%

Genomic Health, Inc.*	6,056	403,814

Ironwood Pharmaceuticals, Inc.*	16,410	164,756

Ligand Pharmaceuticals, Inc.*	1,544	168,003

Ra Pharmaceuticals, Inc.*	7,460	351,142

Spark Therapeutics, Inc.*	3,517	383,951

		1,471,666

Building Products — 1.1%

Apogee Enterprises, Inc.	3,972	149,109

Johnson Controls International plc	4,146	179,646

		328,755

Capital Markets — 0.6%

Lazard Ltd., Class A	5,138	191,802

Chemicals — 1.8%

Ashland Global Holdings, Inc.	2,221	171,839

Ecolab, Inc.	941	180,738

LyondellBasell Industries NV, Class A	2,066	185,320

		537,897

Commercial Services & Supplies — 0.7%

Advanced Disposal Services, Inc.*	787	25,798

Pitney Bowes, Inc.	42,191	185,640

		211,438

Communications Equipment — 1.5%

Acacia Communications, Inc.*	6,778	445,043

Construction & Engineering — 0.7%

Arcosa, Inc.	5,435	208,758

Construction Materials — 0.7%

Eagle Materials, Inc.	2,221	202,866

Consumer Finance — 1.5%

Navient Corp.	13,274	182,783

SLM Corp.	15,992	134,972

World Acceptance Corp.*	1,074	111,492

		429,247

Containers & Packaging — 0.3%

Owens-Illinois, Inc.	10,139	86,182

INVESTMENTS	SHARES	VALUE

Distributors — 0.6%

LKQ Corp.*	5,500	186,945

Diversified Consumer Services — 0.6%

Regis Corp.*	8,505	175,203

Diversified Financial Services — 0.6%

AXA Equitable Holdings, Inc.	8,428	182,045

Diversified Telecommunication Services — 1.6%

Zayo Group Holdings, Inc.*	13,564	463,075

Electric Utilities — 0.6%

Evergy, Inc.	2,623	167,636

Electrical Equipment — 1.5%

Eaton Corp. plc	2,090	182,060

OSRAM Licht AG (Germany)	5,921	264,148

		446,208

Electronic Equipment, Instruments & Components — 1.3%

Anixter International, Inc.*	4,258	352,349

Benchmark Electronics, Inc.	571	19,357

		371,706

Energy Equipment & Services — 1.1%

Patterson-UTI Energy, Inc.	21,652	180,145

TechnipFMC plc (United Kingdom)	6,800	134,164

		314,309

Entertainment — 0.5%

Madison Square Garden Co. (The), Class A*	523	139,599

Health Care Equipment & Supplies — 0.8%

Danaher Corp.	1,672	230,435

Health Care Providers & Services — 2.0%

Acadia Healthcare Co., Inc.*	5,400	161,946

Magellan Health, Inc.*	2,564	166,404

Sigma Healthcare Ltd. (Australia)	133,180	53,361

Tenet Healthcare Corp.*	8,000	202,720

		584,431

Hotels, Restaurants & Leisure — 5.3%

Aramark	4,100	179,416

Bloomin’ Brands, Inc.	9,300	184,233

Caesars Entertainment Corp.*	17,900	219,812

Cracker Barrel Old Country Store, Inc.	1,150	178,825

Dave & Buster’s Entertainment, Inc.	4,491	178,652

Hilton Grand Vacations, Inc.*	5,575	193,620

Koshidaka Holdings Co. Ltd. (Japan)	4,600	66,797

Papa John’s International, Inc. (a)	3,031	177,465

SeaWorld Entertainment, Inc.*	6,861	181,267

		1,560,087

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2019

INVESTMENTS	SHARES	VALUE
Common Stocks — continued

Household Durables — 0.6%

Electrolux AB, Series B (Sweden)	6,519	171,393

Independent Power and Renewable Electricity Producers — 0.6%

NRG Energy, Inc.	4,532	181,824

Industrial Conglomerates — 0.6%

Smiths Group plc (United Kingdom)	9,159	191,456

Insurance — 0.6%

MBIA, Inc.*	18,711	173,825

Interactive Media & Services — 1.2%

IAC/InterActiveCorp*	800	181,800

Yelp, Inc.*	5,140	177,381

		359,181

Internet & Direct Marketing Retail — 0.7%

Quotient Technology, Inc.*	22,921	197,350

IT Services — 0.4%

Presidio, Inc.	7,539	125,147

Leisure Products — 0.7%

Callaway Golf Co.	9,930	200,785

Life Sciences Tools & Services — 1.6%

Cambrex Corp.*	6,759	403,715

Pacific Biosciences of California, Inc.*	11,156	53,995

Waters Corp.*	78	16,506

		474,216

Machinery — 3.8%

CNH Industrial NV (United Kingdom)	12,700	138,557

Fortive Corp.	2,500	172,500

Ingersoll-Rand plc	1,463	185,640

Meritor, Inc.*	7,900	174,037

WABCO Holdings, Inc.*	3,348	450,708

		1,121,442

Media — 1.9%

Gannett Co., Inc.	12,180	132,153

iHeartMedia, Inc., Class A*	4,000	57,360

Sirius XM Holdings, Inc.	27,786	186,722

TEGNA, Inc.	12,000	180,360

		556,595

Multiline Retail — 0.6%

Dillard’s, Inc., Class A(a)	2,607	179,831

Oil, Gas & Consumable Fuels — 2.6%

Arch Coal, Inc., Class A	1,954	154,151

Carrizo Oil & Gas, Inc.*	13,000	95,680

Devon Energy Corp.	1,034	20,969

Gulfport Energy Corp.*	18,200	50,687

INVESTMENTS	SHARES	VALUE

Oil, Gas & Consumable Fuels — continued

Murphy Oil Corp.	8,074	166,567

PDC Energy, Inc.*	6,718	134,024

Peabody Energy Corp.	3,800	40,014

Tallgrass Energy LP, Class A	5,418	101,100

		763,192

Paper & Forest Products — 1.2%

Canfor Corp. (Canada)*	28,522	344,750

Pharmaceuticals — 1.1%

Eli Lilly & Co.	1,546	176,167

Pacira BioSciences, Inc.*	3,833	155,198

		331,365

Professional Services — 0.5%

Nielsen Holdings plc	6,898	139,064

Real Estate Management & Development — 0.9%

Unizo Holdings Co. Ltd. (Japan)	5,800	267,511

Road & Rail — 0.8%

Genesee & Wyoming, Inc., Class A*	2,063	229,055

Semiconductors & Semiconductor Equipment — 2.4%

Cypress Semiconductor Corp.	18,949	440,943

Mellanox Technologies Ltd.*	840	94,668

NXP Semiconductors NV (Netherlands)	1,642	186,663

		722,274

Software — 4.1%

Cision Ltd.*	21,991	221,449

Cloudera, Inc.*	26,100	221,328

ForeScout Technologies, Inc.*	6,100	187,636

Instructure, Inc.*	4,181	195,378

Pivotal Software, Inc., Class A*	19,439	291,002

TiVo Corp.	10,200	83,028

		1,199,821

Specialty Retail — 5.7%

Asbury Automotive Group, Inc.*	2,404	247,925

Designer Brands, Inc., Class A	9,596	158,334

Dick’s Sporting Goods, Inc.	4,447	173,122

Foot Locker, Inc.	4,246	184,743

Gap, Inc. (The)	6,585	107,072

Genesco, Inc.*	4,255	165,307

Guess?, Inc.	9,910	165,992

RH*	1,058	192,239

Tiffany & Co.	870	108,324

Urban Outfitters, Inc.*	6,312	181,154

		1,684,212

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	65

JPMorgan Event Driven ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	SHARES	VALUE
Common Stocks — continued

Technology Hardware, Storage & Peripherals — 0.6%

Seagate Technology plc	3,332	193,356

Textiles, Apparel & Luxury Goods — 0.7%

Wolverine World Wide, Inc.	6,525	193,662

Trading Companies & Distributors — 2.4%

HD Supply Holdings, Inc.*	4,600	181,884

Triton International Ltd. (Bermuda)	5,215	191,391

WESCO International, Inc.*	6,821	342,073

		715,348

Total Common Stocks (Cost $20,303,318)		20,678,143

	PRINCIPAL AMOUNT
Short-Term Investments — 32.4%

Foreign Government Treasury Bills — 3.5%

Japan Treasury Bills (Japan) (0.27)%, 3/10/2020 (b) (Cost $1,021,173)	JPY 110,000,000	1,019,372

	SHARES

Investment Companies — 11.6%

JPMorgan Prime Money Market Fund Class IM Shares, 1.94% (c)(d) (Cost $3,426,549)	3,425,522	3,426,892

Investment of Cash Collateral From Securities Loaned — 1.2%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.70% (c)(d) (Cost $357,950)	357,950	357,950

INVESTMENTS	PRINCIPAL AMOUNT	VALUE

U.S. Treasury Obligations — 16.1%
U.S. Treasury Bills
2.52%, 1/30/2020 (b)	1,500,000	1,494,319
2.39%, 3/26/2020 (b)	1,000,000	993,791
2.07%, 4/23/2020 (b)	1,000,000	992,693
1.94%, 5/21/2020 (b)	1,000,000	991,449
1.94%, 6/18/2020 (b)	291,000	288,170

Total U.S. Treasury Obligations (Cost $4,748,194)		4,760,422

Total Short-Term Investments (Cost $9,553,866)		9,564,636

Total Investments — 102.6% (Cost $29,857,184)		30,242,779
Liabilities in Excess of Other Assets — (2.6)%		(767,094)

NET ASSETS — 100.0%		29,475,685

Percentages indicated are based on net assets.

Abbreviations
JPY	Japanese Yen

(a)	The security or a portion of this security is on loan at October 31, 2019. The total value of securities on loan at October 31, 2019 is $342,245.
(b)	The rate shown is the effective yield as of October 31, 2019.
(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of October 31, 2019.
*	Non-income producing security.

Forward foreign currency exchange contracts outstanding as of October 31, 2019:
CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) ($)
EUR	203,939	USD	225,882	Australia & New Zealand Banking Group Ltd.	11/12/2019	1,702
USD	260,779	CAD	342,389	Citibank, NA	11/12/2019	818
USD	229,549	JPY	24,467,027	Merrill Lynch International	11/12/2019	2,877
USD	1,034,079	JPY	110,000,000	Standard Chartered Bank	3/10/2020	6,946

Total unrealized appreciation						12,343

USD	309,054	AUD	458,126	Merrill Lynch International	11/12/2019	(6,835)
USD	237,317	CAD	316,146	Goldman Sachs International	11/12/2019	(2,718)
USD	121,312	EUR	110,368	BNP Paribas	11/12/2019	(1,853)
USD	145,174	EUR	131,830	Goldman Sachs International	11/12/2019	(1,941)
USD	172,364	GBP	140,058	BNP Paribas	11/12/2019	(9,109)
USD	124,420	SEK	1,227,975	Merrill Lynch International	11/12/2019	(2,817)
USD	180,094	EUR	161,094	Merrill Lynch International	12/11/2019	(33)

Total unrealized depreciation						(25,306)

Net unrealized depreciation						(12,963)

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2019

Abbreviations

AUD	Australian Dollar
CAD	Canadian Dollar
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
SEK	Swedish Krona
USD	United States Dollar

Over-the-Counter (“OTC”) Total Return Basket Swaps Outstanding at October 31, 2019
COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) (2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE
Bank of America	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the net of one month LIBOR on long positions and short positions respectively, plus or minus a specified spread (rates range from 0.00% to 0.20%), which is denominated in USD based on the local currencies of the positions within the swaps.	2/10/2020	$675,900	$6,824	$3,262	$10,086

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Long Positions

Common Stocks
Air Freight & Logistics
XPO Logistics, Inc.*	2,560	195,584	13,722	0.1

Construction & Engineering
AECOM*	4,599	184,006	14,671	0.1

Electronic Equipment, Instruments & Components
Benchmark Electronics, Inc.	6,480	219,672	29,354	0.1

Hotels, Restaurants & Leisure
Caesars Entertainment Corp.*	16,177	198,653	8,574	0.0	(a)

Internet & Direct Marketing Retail
Booking Holdings, Inc.*	93	190,536	7,985	0.0	(a)

Leisure Products
Brunswick Corp.	2,613	152,181	16,828	0.1

Life Sciences Tools & Services
Waters Corp.*	732	154,906	234	0.0	(a)

Oil, Gas & Consumable Fuels
Devon Energy Corp.	5,331	108,113	(2,932)	(0.0	)(a)

Technology Hardware, Storage & Peripherals
Stratasys Ltd.*	6,898	142,651	5,794	0.0	(a)

Total Long Positions of Total Return Basket Swap	45,483	1,546,302	94,230	0.4

Short Positions

Common Stocks
Banks
BB&T Corp.	(3,940)	(209,017)	(6,777)	(0.0	)(a)

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	67

JPMorgan Event Driven ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)

Short Positions — continued

Common Stocks — continued
Biotechnology
AbbVie, Inc.	(2,043)	(162,521)	(10,419)	(0.0	)(a)

Health Care Providers & Services
Centene Corp.*	(4,915)	(260,888)	(44,186)	(0.2)

Hotels, Restaurants & Leisure
Eldorado Resorts, Inc.*	(3,032)	(135,743)	(14,281)	(0.1)

Pharmaceuticals
Bristol-Myers Squibb Co.	(1,782)	(102,233)	(11,743)	(0.0	)(a)

Total Short Positions of Total Return Basket Swap	(15,712)	(870,402)	(87,406)	(0.3)

Total of Long and Short Positions of Total Return Basket Swap	29,771	675,900	6,824	0.1

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) (2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE
Bank of America	The Fund receives the total return on a portfolio of long equity positions and pays or receives the net of one month EURIBOR on long positions, plus or minus a specified spread (rates range from 0.00% to 0.20%), which is denominated in EUR based on the local currencies of the positions within the swaps.	12/31/2020	$559,394	$(3,027)	$41	$(2,986)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Long Positions

Common Stocks
IT Services
Altran Technologies SA	20,203	321,208	(3,020)	(0.0	)(a)

Media
Axel Springer SE*	3,417	238,186	(7)	(0.0	)(a)

Total Long Positions of Total Return Basket Swap	23,620	559,394	(3,027)	0.0	(a)

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) (2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE
Bank of America	The Fund receives the total return on a portfolio of long equity positions and pays or receives the net of one month LIBOR on long positions, plus or minus a specified spread (rates range from 0.00% to 0.20%), which is denominated in GBP based on the local currencies of the positions within the swaps.	12/31/2020	$474,626	$3,137	$14,943	$18,080

SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2019

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Long Positions

Common Stocks
Aerospace & Defense
Cobham plc	71,349	145,943	2,159	0.0	(a)

Hotels, Restaurants & Leisure
EI Group plc*	13,389	48,839	34	0.0	(a)
Merlin Entertainments plc(b)	35,651	210,037	828	0.0	(a)

	49,040	258,876	862	0.0	(a)

Specialty Retail
BCA Marketplace plc	22,835	69,807	116	0.0	(a)

Total Long Positions of Total Return Basket Swap	143,224	474,626	3,137	0.0	(a)

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) (2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE
Bank of America	The Fund receives the total return on a portfolio of long equity positions and pays or receives the net of one month BA on long positions, plus or minus a specified spread of 0.50%, which is denominated in CAD based on the local currencies of the positions within the swaps.	11/26/2019	$38,539	$6,369	$(58)	$6,311

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Long Positions

Common Stocks
Metals & Mining
Sandstorm Gold Ltd.*	5,400	38,539	6,369	0.0	(a)

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) (2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE
Bank of America	The Fund receives the total return on a portfolio of long equity positions and pays or receives the net of one month BBR on long positions, plus or minus a specified spread of 0.35%, which is denominated in AUD based on the local currencies of the positions within the swaps.	2/10/2020	$110,226	$5,085	$(14)	$5,071

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Long Positions

Common Stocks
Metals & Mining
South32 Ltd.	62,989	110,226	5,085	0.0	(a)

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	69

JPMorgan Event Driven ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) (2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE
Goldman Sachs	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the net of one day FEDEF and one month LIBOR on long positions and short positions respectively, plus or minus a specified spread (rates range from (5.69)% to 0.18%), which is denominated in USD based on the local currencies of the positions within the swaps.	6/1/2028 – 11/1/2029	$3,889,890	$262,106	$(7,523)	$254,583

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Long Positions

Common Stocks
Banks
LegacyTexas Financial Group, Inc.	7,055	300,120	353	0.0	(a)

Biotechnology
Biogen, Inc.*	780	232,994	59,054	0.2
Celgene Corp.*	1,800	194,454	14,796	0.1
Ligand Pharmaceuticals, Inc.*	236	25,679	1,418	0.0	(a)

	2,816	453,127	75,268	0.3

Commercial Services & Supplies
Advanced Disposal Services, Inc.*	8,168	267,747	1,388	0.0	(a)

Construction Materials
Eagle Materials, Inc.	1,978	180,670	2,097	0.0	(a)

Consumer Finance
World Acceptance Corp.*	380	39,448	(5,772)	(0.0	)(a)

Diversified Financial Services
Voya Financial, Inc.	3,393	183,086	7,159	0.0	(a)

Electronic Equipment, Instruments & Components
Avnet, Inc.	4,013	158,754	(1,083)	(0.0	)(a)
Benchmark Electronics, Inc.	5,444	184,552	24,661	0.1

	9,457	343,306	23,578	0.1

Health Care Providers & Services
WellCare Health Plans, Inc.*	1,610	477,526	52,792	0.2

Hotels, Restaurants & Leisure
Bloomin’ Brands, Inc.	9,322	184,669	10,721	0.0	(a)
Caesars Entertainment Corp.*	2,693	33,070	1,427	0.0	(a)

	12,015	217,739	12,148	0.0	(a)

Insurance
Athene Holding Ltd.*	4,391	190,350	22,789	0.1

Life Sciences Tools & Services
Waters Corp.*	47	9,946	15	0.0	(a)

Machinery
Milacron Holdings Corp.*	10,339	172,868	4,963	0.0	(a)

Media
Altice USA, Inc.*	6,124	189,538	16,535	0.1

SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2019

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)

Long Positions — continued

Common Stocks — continued

Media — continued
Gannett Co., Inc.	8,506	92,290	5,188	0.0	(a)

	14,630	281,828	21,723	0.1

Metals & Mining
Cleveland-Cliffs, Inc.	24,521	177,287	(1,471)	(0.0	)(a)

Oil, Gas & Consumable Fuels
Arch Coal, Inc.	370	29,189	547	0.0	(a)
Carrizo Oil & Gas, Inc.*	3,149	23,177	(1,417)	(0.0	)(a)
CNX Resources Corp.*	25,166	212,149	33,219	0.1
Devon Energy Corp.	2,675	54,249	(1,471)	(0.0	)(a)

	31,360	318,764	30,878	0.1

Pharmaceuticals
Allergan plc	2,613	460,175	21,636	0.1
Eli Lilly & Co.	65	7,407	457	0.0	(a)

	2,678	467,582	22,093	0.1

Road & Rail
Genesee & Wyoming, Inc.*	1,796	199,410	431	0.0	(a)

Specialty Retail
Abercrombie & Fitch Co.	12,071	195,430	19,072	0.0	(a)
Conn’s, Inc.*	7,075	171,144	(4,882)	(0.0	)(a)
Designer Brands, Inc.	1,198	19,767	(371)	(0.0	)(a)
Genesco, Inc.*	384	14,918	637	0.0	(a)

	20,728	401,259	14,456	0.0	(a)

Technology Hardware, Storage & Peripherals
Stratasys Ltd.*	600	12,408	504	0.0	(a)

Total Long Positions of Total Return Basket Swap	157,962	4,694,471	285,392	1.0

Short Positions

Common Stocks
Banks
Prosperity Bancshares, Inc.	(3,688)	(254,546)	(1,291)	(0.0	)(a)

Biotechnology
AbbVie, Inc.	(196)	(15,592)	(1,000)	(0.0	)(a)
Exact Sciences Corp.*	(2,591)	(225,417)	(6,305)	(0.0	)(a)

	(2,787)	(241,009)	(7,305)	(0.0	)(a)

Health Care Providers & Services
Centene Corp.*	(472)	(25,054)	(4,243)	(0.0	)(a)

Hotels, Restaurants & Leisure
Eldorado Resorts, Inc.*	(240)	(10,745)	(1,130)	(0.0	)(a)

Machinery
Hillenbrand, Inc.	(1,649)	(50,772)	(3,974)	(0.0	)(a)

Media
New Media Investment Group, Inc.	(11,114)	(97,914)	(12,225)	(0.1)

Oil, Gas & Consumable Fuels
Callon Petroleum Co.*	(32,774)	(124,541)	6,882	0.0	(a)

Total Short Positions of Total Return Basket Swap	(52,724)	(804,581)	(23,286)	(0.1)

Total of Long and Short Positions of Total Return Basket Swap	105,238	3,889,890	262,106	0.9

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	71

JPMorgan Event Driven ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) (2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE
Goldman Sachs	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the net of one day OIS-RBA on long positions and short positions respectively, plus or minus a specified spread (rates range from (0.28)% to 0.28%), which is denominated in AUD based on the local currencies of the positions within the swaps.	12/21/2028 – 9/19/2029	$197,933	$(173)	$(134)	$(307)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Long Positions

Common Stocks
Food Products
Bellamy’s Australia Ltd.*	26,683	235,278	(1,992)	(0.0	)(a)

Short Positions
Common Stocks
Health Care Providers & Services
Australian Pharmaceutical Industries Ltd.	(40,872)	(37,345)	1,819	0.0	(a)

Total of Long and Short Positions of Total Return Basket Swap	(14,189)	197,933	(173)	0.0	(a)

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) (2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE
Goldman Sachs	The Fund receives the total return on a portfolio of long equity positions and pays or receives the net of one day SONIA and one month LIBOR on long positions, plus or minus a specified spread of 0.18%, which is denominated in GBP based on the local currencies of the positions within the swaps.	8/22/2029 – 10/26/2029	$239,666	$(3,694)	$(895)	$(4,589)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Long Positions

Common Stocks
Entertainment
Entertainment One Ltd.	17,866	129,028	(1,128)	(0.0	)(a)

Internet & Direct Marketing Retail
Just Eat plc*	11,619	110,638	(2,566)	(0.0	)(a)

Total Long Positions of Total Return Basket Swap	29,485	239,666	(3,694)	0.0	(a)

SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2019

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) (2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE
Goldman Sachs	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the net of one day CORRA and one month BA on long positions and short positions respectively, plus or minus a specified spread (rates range from (0.25)% to 0.18%), which is denominated in CAD based on the local currencies of the positions within the swaps.	8/23/2029	$(400)	$(708)	$254	$(454)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Long Positions

Common Stocks
Oil, Gas & Consumable Fuels
Kinder Morgan Canada Ltd.(b)	6,792	72,195	(2,017)	(0.0	)(a)

Short Positions

Common Stocks
Oil, Gas & Consumable Fuels
Pembina Pipeline Corp.	(2,062)	(72,595)	1,309	0.0	(a)

Total of Long and Short Positions of Total Return Basket Swap	4,730	(400)	(708)	0.0	(a)

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) (2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE
Goldman Sachs	The Fund receives the total return on a portfolio of long equity positions and pays or receives the net of one month EURIBOR on long positions, plus or minus a specified spread of 0.18%, which is denominated in EUR based on the local currencies of the positions within the swaps.	7/9/2029	$—	$—	$9,839	$9,839

The following reference rates, and their values as of period-end, are used for security descriptions:

VALUE
BA	1.83%
BBR	0.75
CORRA	1.76
EURIBOR	(0.44)
FEDEF	1.58
GBP LIBOR	0.71
OIS-RBA	0.75
SONIA	0.71
USD LIBOR	1.78

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	73

JPMorgan Event Driven ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

Summary of total swap contracts outstanding as of October 31, 2019:

	NET UPFRONT PAYMENTS (RECEIPTS) ($)	VALUE ($)
Assets
OTC Total return basket swaps contracts outstanding	—	303,970

Liabilities
OTC Total return basket swaps contracts outstanding	—	(8,336)

Abbreviations

AUD	Australian Dollar
BA	Banker’s Acceptance Rate
BBR	Bank Base Rate
CAD	Canadian Dollar
CORRA	Canadian Overnight Repo Rate Average
EUR	Euro
EURIBOR	Euro Interbank Offered Rate
FEDEF	US Federal Fund Effective Rate (Continuous Series)
GBP	British Pound
LIBOR	London Interbank Offered Rate
OIS-RBA	Overnight Indexed Swap-Reserve Bank Of Australia
SONIA	Sterling Overnight Index Average
USD	United States Dollar

(1)	Notional value represents market value as of October 31, 2019 of these positions based on the securities’ last sale or closing price on the principal exchange on which the securities are traded.
(2)	Unrealized appreciation (depreciation) represents the unrealized gain (loss) of the positions subsequent to the swap reset.
(a)	Amount rounds to less than 0.1% of net assets.
(b)

   Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

74	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2019

JPMorgan Long/Short ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019

INVESTMENTS	SHARES	VALUE($)
Common Stocks — 62.8%

Airlines — 0.7%

Alaska Air Group, Inc.	1,446	100,396

United Airlines Holdings, Inc.*	1,107	100,560

		200,956

Auto Components — 0.3%

Gentex Corp.	2,940	82,467

Banks — 0.6%

OFG Bancorp (Puerto Rico)	4,292	87,170

Popular, Inc. (Puerto Rico)	1,778	96,830

		184,000

Beverages — 0.6%

Coca-Cola European Partners plc (United Kingdom)	1,703	91,128

Molson Coors Brewing Co., Class B	1,681	88,622

		179,750

Capital Markets — 1.1%

Cohen & Steers, Inc.	1,531	100,189

Legg Mason, Inc.	2,644	98,515

Virtus Investment Partners, Inc.	995	107,938

		306,642

Chemicals — 1.2%

CF Industries Holdings, Inc.	1,938	87,888

Eastman Chemical Co.	1,061	80,678

Huntsman Corp.	3,628	80,288

Kraton Corp.*	3,571	80,062

		328,916

Commercial Services & Supplies — 1.7%

ABM Industries, Inc.	2,762	100,703

Brady Corp., Class A	1,747	98,426

Deluxe Corp.	2,093	108,480

Herman Miller, Inc.	2,043	94,999

Tetra Tech, Inc.	1,056	92,368

		494,976

Communications Equipment — 1.3%

Cisco Systems, Inc.	1,845	87,656

CommScope Holding Co., Inc.*	8,603	96,353

Juniper Networks, Inc.	3,729	92,554

NetScout Systems, Inc.*	4,326	104,776

		381,339

Consumer Finance — 0.6%

Ally Financial, Inc.	3,097	94,861

Santander Consumer USA Holdings, Inc.	3,544	88,884

		183,745

INVESTMENTS	SHARES	VALUE($)

Containers & Packaging — 0.6%

Silgan Holdings, Inc.	2,655	81,695

Sonoco Products Co.	1,426	82,280

		163,975

Distributors — 0.3%

Core-Mark Holding Co., Inc.	3,008	91,804

Diversified Consumer Services — 0.6%

H&R Block, Inc.	3,211	80,243

K12, Inc.*	4,167	82,465

		162,708

Diversified Telecommunication Services — 0.7%

CenturyLink, Inc.	7,684	99,431

Verizon Communications, Inc.	1,591	96,208

		195,639

Electric Utilities — 1.0%

Exelon Corp.	2,140	97,349

OGE Energy Corp.	2,153	92,708

Pinnacle West Capital Corp.	986	92,802

		282,859

Electrical Equipment — 1.9%

Atkore International Group, Inc.*	3,196	110,901

Eaton Corp. plc	1,229	107,058

Generac Holdings, Inc.*	1,077	104,017

nVent Electric plc	4,913	113,294

Regal Beloit Corp.	1,378	102,041

		537,311

Electronic Equipment, Instruments & Components — 2.1%

CDW Corp.	767	98,107

Dolby Laboratories, Inc., Class A	1,542	99,197

Fabrinet (Thailand)*	1,918	107,849

Insight Enterprises, Inc.*	1,559	95,691

Tech Data Corp.*	800	97,200

Zebra Technologies Corp., Class A*	479	113,940

		611,984

Energy Equipment & Services — 0.3%

ProPetro Holding Corp.*	11,467	88,869

Entertainment — 0.7%

IMAX Corp.*	4,517	96,438

Marcus Corp. (The)	2,735	98,733

		195,171

Food & Staples Retailing — 0.3%

Walmart, Inc.	803	94,160

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	75

JPMorgan Long/Short ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued

Food Products — 2.6%

B&G Foods, Inc. (a)	5,631	87,562

General Mills, Inc.	1,938	98,567

Hershey Co. (The)	685	100,606

Hostess Brands, Inc.*	6,952	88,847

Ingredion, Inc.	1,118	88,322

Mondelez International, Inc., Class A	1,703	89,322

TreeHouse Foods, Inc.*	1,830	98,857

Tyson Foods, Inc., Class A	1,184	98,023

		750,106

Health Care Equipment & Supplies — 2.4%

Atrion Corp.	125	105,429

Baxter International, Inc.	1,258	96,489

Danaher Corp.	697	96,060

Dentsply Sirona, Inc.	1,662	91,044

Hill-Rom Holdings, Inc.	943	98,723

Integer Holdings Corp.*	1,283	99,355

STERIS plc	682	96,551

		683,651

Health Care Providers & Services — 1.7%

Chemed Corp.	235	92,569

Encompass Health Corp.	1,515	96,990

Ensign Group, Inc. (The)	2,425	102,456

Premier, Inc., Class A*	2,827	92,104

UnitedHealth Group, Inc.	432	109,166

		493,285

Hotels, Restaurants & Leisure — 0.9%

Dine Brands Global, Inc.	1,057	77,320

Starbucks Corp.	1,049	88,703

Wyndham Destinations, Inc.	1,698	78,804

		244,827

Household Durables — 2.1%

Garmin Ltd.	903	84,656

Helen of Troy Ltd.*	573	85,813

KB Home	2,471	88,190

La-Z-Boy, Inc.	2,314	82,170

Meritage Homes Corp.*	1,220	87,950

NVR, Inc.*	21	76,368

PulteGroup, Inc.	2,059	80,795

		585,942

Household Products — 1.0%

Church & Dwight Co., Inc.	1,247	87,215

Kimberly-Clark Corp.	737	97,933

Procter & Gamble Co. (The)	763	95,001

		280,149

INVESTMENTS	SHARES	VALUE($)

Independent Power and Renewable Electricity Producers — 0.9%

AES Corp.	5,633	96,043

Atlantica Yield plc (Spain)	3,750	90,038

Clearway Energy, Inc., Class C	4,650	84,304

		270,385

Insurance — 0.7%

First American Financial Corp.	1,481	91,496

MetLife, Inc.	2,142	100,224

		191,720

IT Services — 4.7%

Accenture plc, Class A	515	95,491

Akamai Technologies, Inc.*	1,066	92,209

Automatic Data Processing, Inc.	603	97,825

Broadridge Financial Solutions, Inc.	788	98,673

CACI International, Inc., Class A*	415	92,856

Cardtronics plc, Class A*	2,721	93,222

CSG Systems International, Inc.	1,874	108,017

Euronet Worldwide, Inc.*	645	90,345

EVERTEC, Inc. (Puerto Rico)	3,015	92,229

ManTech International Corp., Class A	1,388	109,902

Mastercard, Inc., Class A	337	93,285

MAXIMUS, Inc.	1,274	97,767

Perficient, Inc.*	2,423	94,982

Visa, Inc., Class A	506	90,503

		1,347,306

Life Sciences Tools & Services — 1.3%

Agilent Technologies, Inc.	1,214	91,960

Charles River Laboratories International, Inc.*	729	94,755

ICON plc (Ireland)*	653	95,926

Medpace Holdings, Inc.*	1,231	90,639

		373,280

Machinery — 2.8%

AGCO Corp.	1,347	103,301

Allison Transmission Holdings, Inc.	2,197	95,811

Cummins, Inc.	579	99,866

ITT, Inc.	1,700	101,065

Meritor, Inc.*	4,291	94,531

Oshkosh Corp.	1,229	104,932

Snap-on, Inc.	581	94,511

Watts Water Technologies, Inc., Class A	1,084	101,083

		795,100

Media — 2.3%

AMC Networks, Inc., Class A*	2,012	87,623

Comcast Corp., Class A	1,967	88,161

SEE NOTES TO FINANCIAL STATEMENTS.

76	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2019

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued

Media — continued

Gray Television, Inc.*	6,374	104,597

Nexstar Media Group, Inc., Class A	995	96,804

Omnicom Group, Inc.	1,259	97,182

Sinclair Broadcast Group, Inc., Class A	2,441	97,249

TEGNA, Inc.	6,582	98,927

		670,543

Metals & Mining — 0.8%

Schnitzer Steel Industries, Inc., Class A	3,883	82,863

Steel Dynamics, Inc.	2,697	81,881

Warrior Met Coal, Inc.	3,662	71,336

		236,080

Multiline Retail — 0.6%

Kohl’s Corp.	1,561	80,017

Nordstrom, Inc. (a)	2,323	83,396

		163,413

Multi-Utilities — 0.3%

NorthWestern Corp.	1,268	91,955

Oil, Gas & Consumable Fuels — 3.1%

Arch Coal, Inc., Class A	1,287	101,531

Chevron Corp.	845	98,138

ConocoPhillips	1,740	96,048

CVR Energy, Inc.	2,214	104,988

Delek US Holdings, Inc.	2,421	96,719

HollyFrontier Corp.	1,807	99,277

Peabody Energy Corp.	6,703	70,583

Phillips 66	909	106,189

Renewable Energy Group, Inc.*	6,232	101,831

		875,304

Paper & Forest Products — 0.9%

Domtar Corp.	2,244	81,659

Louisiana-Pacific Corp.	2,875	84,036

Schweitzer-Mauduit International, Inc.	2,059	83,369

		249,064

Personal Products — 0.4%

Medifast, Inc.	938	104,062

Pharmaceuticals — 2.1%

Horizon Therapeutics plc*	3,601	104,105

Jazz Pharmaceuticals plc*	791	99,373

Johnson & Johnson	715	94,409

Merck & Co., Inc.	1,129	97,839

Pfizer, Inc.	2,659	102,026

Taro Pharmaceutical Industries Ltd.	1,251	101,131

		598,883

INVESTMENTS	SHARES	VALUE($)

Professional Services — 1.0%

FTI Consulting, Inc.*	884	96,241

Korn Ferry	2,644	97,008

Robert Half International, Inc.	1,615	92,491

		285,740

Road & Rail — 0.7%

ArcBest Corp.	3,396	98,111

CSX Corp.	1,423	99,994

		198,105

Semiconductors & Semiconductor Equipment — 4.0%

Cabot Microelectronics Corp.	659	99,588

Cirrus Logic, Inc.*	1,696	115,260

Diodes, Inc.*	2,237	104,356

Intel Corp.	1,891	106,898

KLA Corp.	602	101,762

Kulicke & Soffa Industries, Inc. (Singapore)	4,156	98,684

Lam Research Corp.	352	95,406

MKS Instruments, Inc.	867	93,827

Qorvo, Inc.*	1,299	105,037

Rambus, Inc.*	7,000	96,915

Teradyne, Inc.	1,534	93,912

Xperi Corp.	929	18,864

		1,130,509

Software — 2.4%

Check Point Software Technologies Ltd. (Israel)*	802	90,153

Citrix Systems, Inc.	987	107,445

Intuit, Inc.	359	92,442

LogMeIn, Inc.	1,417	93,069

Microsoft Corp.	667	95,628

Oracle Corp.	1,746	95,140

Progress Software Corp.	2,504	99,859

		673,736

Specialty Retail — 3.5%

Aaron’s, Inc.	1,233	92,389

Abercrombie & Fitch Co., Class A	5,411	87,604

American Eagle Outfitters, Inc.	5,329	81,960

Best Buy Co., Inc.	1,100	79,013

Dick’s Sporting Goods, Inc.	1,963	76,420

Foot Locker, Inc.	1,850	80,494

Genesco, Inc.*	2,079	80,769

Office Depot, Inc.	44,835	92,360

Rent-A-Center, Inc.	3,312	85,681

Signet Jewelers Ltd.	4,985	79,959

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	77

JPMorgan Long/Short ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued

Specialty Retail — continued

Williams-Sonoma, Inc.	1,171	78,211

Zumiez, Inc.*	2,559	81,658

		996,518

Technology Hardware, Storage & Peripherals — 1.1%

Apple, Inc.	418	103,982

NetApp, Inc.	1,852	103,490

Xerox Holdings Corp.	3,308	112,240

		319,712

Textiles, Apparel & Luxury Goods — 1.2%

Carter’s, Inc.	841	84,302

Columbia Sportswear Co.	927	83,847

Deckers Outdoor Corp.*	532	81,343

Ralph Lauren Corp.	837	80,402

		329,894

Thrifts & Mortgage Finance — 0.3%

Radian Group, Inc.	3,834	96,233

Trading Companies & Distributors — 0.4%

BMC Stock Holdings, Inc.*	3,772	101,806

Total Common Stocks (Cost $16,779,883)		17,904,579

Short-Term Investments — 36.9%

Investment Companies — 28.6%

JPMorgan Prime Money Market Fund Class IM Shares, 1.94% (b)(c) (Cost $8,132,758)	8,130,318	8,133,570

Investment of Cash Collateral From Securities Loaned — 0.5%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.70% (b)(c) (Cost $143,604)	143,604	143,604

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE($)

U.S. Treasury Obligations — 7.8%

U.S. Treasury Bills

1.94%, 5/21/2020 (d)	2,000,000	1,982,897

1.94%, 6/18/2020 (d)	247,000	244,599

Total U.S. Treasury Obligations (Cost $2,222,550)		2,227,496

Total Short-Term Investments (Cost $10,498,912)		10,504,670

Total Investments — 99.7% (Cost $27,278,795)		28,409,249
Other Assets Less Liabilities — 0.3%		89,739

NET ASSETS — 100.0%		28,498,988

Percentages indicated are based on net assets.

(a)	The security or a portion of this security is on loan at October 31, 2019. The total value of securities on loan at October 31, 2019 is $142,631.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of October 31, 2019.
(d)	The rate shown is the effective yield as of October 31, 2019.
*	Non-income producing security.

Futures contracts outstanding as of October 31, 2019:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Long Contracts

CAC 40 10 Euro Index	7	11/2019	EUR	447,893	2,616

IBEX 35 Index	1	11/2019	EUR	103,577	(239)

DAX Index	1	12/2019	EUR	359,322	14,241

EURO STOXX 50 Index	15	12/2019	EUR	603,098	14,418

FTSE 100 Index	3	12/2019	GBP	281,447	(2,334)

FTSE/MIB Index	4	12/2019	EUR	505,992	14,713

S&P 500 E-Mini Index	3	12/2019	USD	455,250	3,924

SPI 200 Index	5	12/2019	AUD	571,547	519

					47,858

SEE NOTES TO FINANCIAL STATEMENTS.

78	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2019

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Short Contracts

Hang Seng Index	(2)	11/2019	HKD	(343,357)	360

					360

					48,218

Abbreviations

AUD	Australian Dollar
CAC	Continuous Assisted Quotation
DAX	Deutscher Aktien Index
EUR	Euro
FTSE	Financial Times and the London Stock Exchange
GBP	British Pound

HKD	Hong Kong Dollar
IBEX	International Business Exchange
MIB	Milan, Italian Stock Exchange
SPI	Australian Securities Exchange
USD	United States Dollar

Forward foreign currency exchange contracts outstanding as of October 31, 2019:
CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)($)

EUR	49,990	USD	54,947	BNP Paribas	11/12/2019	839

EUR	146,120	USD	162,655	Standard Chartered Bank	11/12/2019	406

USD	48,001	JPY	5,116,319	Merrill Lynch International	11/12/2019	602

Total unrealized appreciation						1,847

USD	290,870	EUR	265,461	Citibank, NA	11/12/2019	(5,370)

USD	169,978	EUR	152,046	Merrill Lynch International	12/11/2019	(31)

Total unrealized depreciation						(5,401)

Net unrealized depreciation						(3,554)

Abbreviations

EUR	Euro
JPY	Japanese Yen
USD	United States Dollar

Over-the-Counter (“OTC”) Total Return Basket Swaps Outstanding at October 31, 2019
COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) (2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE
Bank of America	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the net of one month LIBOR on long positions and short positions respectively, plus or minus a specified spread (rates range from 0.00% to 0.20%), which is denominated in GBP based on the local currencies of the positions within the swaps.	4/30/2020 – 9/30/2020	$1,167,546	$58,552	$10,557	$69,109

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	79

JPMorgan Long/Short ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Long Positions

Common Stocks
Aerospace & Defense
Meggitt plc	2,688	21,750	(59)	(0.0	)(a)

Airlines
Wizz Air Holdings plc* (b)	1,733	85,819	4,804	0.0	(a)

Capital Markets
3i Group plc	6,204	90,658	5,391	0.0	(a)

Distributors
Inchcape plc	6,911	57,780	2,757	0.0	(a)

Energy Equipment & Services
Petrofac Ltd.	13,153	65,645	(1,201)	(0.0	)(a)

Food Products
Greencore Group plc	30,797	92,592	3,910	0.0	(a)

Hotels, Restaurants & Leisure
Greggs plc	2,763	63,552	919	0.0	(a)

Household Durables
Barratt Developments plc	8,203	67,083	4,563	0.0	(a)
Berkeley Group Holdings plc	1,260	71,819	6,154	0.0	(a)
Bovis Homes Group plc	4,739	71,822	6,389	0.0	(a)
Redrow plc	8,554	66,685	1,015	0.0	(a)
Taylor Wimpey plc	32,215	69,092	7,290	0.1

	54,971	346,501	25,411	0.1

Independent Power and Renewable Electricity Producers
Drax Group plc	21,555	82,866	8,188	0.0	(a)

Metals & Mining
Anglo American plc	2,361	60,765	1,936	0.0	(a)
BHP Group plc	2,594	55,020	(1,948)	(0.0	)(a)
Rio Tinto plc	969	50,448	(1,048)	(0.0	)(a)

	5,924	166,233	(1,060)	(0.0	)(a)

Multi-Utilities
Centrica plc	78,569	73,939	6,111	0.0	(a)

Oil, Gas & Consumable Fuels
Royal Dutch Shell plc	764	22,003	(794)	(0.0	)(a)
Tullow Oil plc	10,766	28,770	517	0.0	(a)

	11,530	50,773	(277)	(0.0	)(a)

Personal Products
Unilever plc	1,375	82,334	(2,748)	(0.0	)(a)

Pharmaceuticals
Hikma Pharmaceuticals plc	803	20,912	(315)	(0.0	)(a)

Software
Avast plc(b)	17,018	91,377	11,075	0.0	(a)
AVEVA Group plc	1,732	93,848	11,114	0.1
Sage Group plc (The)	8,042	74,952	4,156	0.0	(a)

	26,792	260,177	26,345	0.1

Tobacco
Imperial Brands plc	3,200	70,193	(7,362)	(0.0	)(a)

Total Long Positions of Total Return Basket Swap	268,968	1,631,724	70,814	0.2

SEE NOTES TO FINANCIAL STATEMENTS.

80	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2019

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)

Short Positions

Common Stocks
Capital Markets
St James’s Place plc	(3,733)	(50,351)	(5,291)	(0.0	)(a)

Chemicals
Johnson Matthey plc	(1,380)	(54,823)	(2,793)	(0.0	)(a)

Electrical Equipment
Melrose Industries plc	(6,437)	(17,790)	(1,522)	(0.0	)(a)

Health Care Providers & Services
NMC Health plc	(1,985)	(56,268)	9,092	0.0	(a)

Insurance
Beazley plc	(8,544)	(64,937)	1,819	0.0	(a)

Machinery
Weir Group plc (The)	(2,366)	(41,327)	23	0.0	(a)

Media
ITV plc	(30,266)	(52,504)	(4,698)	(0.0	)(a)

Metals & Mining
Fresnillo plc	(5,372)	(49,631)	(4,124)	(0.0	)(a)

Multiline Retail
B&M European Value Retail SA	(10,284)	(49,336)	(2,922)	(0.0	)(a)

Professional Services
Capita plc*	(9,813)	(19,850)	(992)	(0.0	)(a)

Real Estate Management & Development
Capital & Counties Properties plc	(2,227)	(7,361)	(854)	(0.0	)(a)

Total Short Positions of Total Return Basket Swap	(82,407)	(464,178)	(12,262)	0.0	(a)

Total of Long and Short Positions of Total Return Basket Swap	186,561	1,167,546	58,552	0.2

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) (2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE
Bank of America	The Fund receives the total return on a portfolio of short equity positions and pays or receives the net of one month LIBOR on short positions, which is denominated in USD based on the local currencies of the positions within the swaps.	5/11/2020	$(9,908,870)	$(479,206)	$(25,947)	$(505,153)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Short Positions

Common Stocks
Aerospace & Defense
BWX Technologies, Inc.	(1,272)	(73,903)	(3,727)	(0.0	)(a)
Cubic Corp.	(222)	(16,370)	(1,235)	(0.0	)(a)
Kratos Defense & Security Solutions, Inc.*	(1,427)	(26,942)	93	0.0	(a)

	(2,921)	(117,215)	(4,869)	(0.0	)(a)

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	81

JPMorgan Long/Short ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Short Positions — continued

Common Stocks — continued
Air Freight & Logistics
Air Transport Services Group, Inc.*	(1,277)	(26,702)	(1,967)	(0.0	)(a)
FedEx Corp.	(497)	(75,872)	(5,616)	(0.0	)(a)

	(1,774)	(102,574)	(7,583)	(0.0	)(a)

Airlines
American Airlines Group, Inc.	(1,805)	(54,258)	(5,198)	(0.0	)(a)

Auto Components
Cooper-Standard Holdings, Inc.*	(1,667)	(53,110)	1,734	0.0	(a)
Veoneer, Inc.*	(4,003)	(63,728)	(4,684)	(0.0	)(a)

	(5,670)	(116,838)	(2,950)	(0.0	)(a)

Banks
SVB Financial Group*	(83)	(18,383)	(2,410)	(0.0	)(a)

Beverages
Coca-Cola Consolidated, Inc.	(233)	(63,926)	4,543	0.0	(a)
Constellation Brands, Inc.	(316)	(60,144)	752	0.0	(a)
National Beverage Corp.	(1,445)	(63,522)	5,896	0.0	(a)

	(1,994)	(187,592)	11,191	0.0	(a)

Capital Markets
Cboe Global Markets, Inc.	(168)	(19,345)	324	0.0	(a)
Charles Schwab Corp. (The)	(1,905)	(77,553)	(8,706)	(0.1)
Interactive Brokers Group, Inc.	(1,448)	(68,881)	(376)	(0.0	)(a)
Northern Trust Corp.	(790)	(78,747)	(8,050)	(0.0	)(a)
WisdomTree Investments, Inc.	(8,027)	(41,018)	(4,335)	(0.0	)(a)

	(12,338)	(285,544)	(21,143)	(0.1)

Chemicals
Albemarle Corp.	(288)	(17,493)	1,359	0.0	(a)
Dow, Inc.	(209)	(10,552)	(1,164)	(0.0	)(a)
DuPont de Nemours, Inc.	(764)	(50,355)	(2,116)	(0.0	)(a)
GCP Applied Technologies, Inc.*	(1,737)	(35,886)	(3,543)	(0.0	)(a)
International Flavors & Fragrances, Inc.	(298)	(36,359)	(1,800)	(0.0	)(a)
Mosaic Co. (The)	(813)	(16,163)	(439)	(0.0	)(a)
Orion Engineered Carbons SA	(4,056)	(67,167)	(3,204)	(0.0	)(a)
RPM International, Inc.	(848)	(61,421)	(3,638)	(0.0	)(a)
Sensient Technologies Corp.	(1,078)	(67,440)	1,164	0.0	(a)

	(10,091)	(362,836)	(13,381)	(0.0	)(a)

Commercial Services & Supplies
Brink’s Co. (The)	(760)	(64,570)	(2,075)	(0.0	)(a)
Stericycle, Inc.*	(1,294)	(74,534)	(10,481)	(0.0	)(a)
US Ecology, Inc.	(857)	(53,331)	(189)	(0.0	)(a)

	(2,911)	(192,435)	(12,745)	(0.0	)(a)

Communications Equipment
Infinera Corp.*	(11,668)	(65,224)	(5,134)	(0.0	)(a)
NETGEAR, Inc.*	(2,122)	(57,655)	7,554	0.0	(a)
ViaSat, Inc.*	(976)	(67,188)	2,128	0.0	(a)

	(14,766)	(190,067)	4,548	0.0	(a)

SEE NOTES TO FINANCIAL STATEMENTS.

82	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2019

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Short Positions — continued

Common Stocks — continued
Construction & Engineering
Dycom Industries, Inc.*	(1,550)	(70,664)	186	0.0	(a)
Fluor Corp.	(3,925)	(63,232)	7,104	0.0	(a)
WillScot Corp.*	(4,193)	(66,082)	(167)	(0.0	)(a)

	(9,668)	(199,978)	7,123	0.0	(a)

Construction Materials
Martin Marietta Materials, Inc.	(233)	(61,025)	1,389	0.0	(a)
Summit Materials, Inc.*	(1,612)	(36,963)	(468)	(0.0	)(a)

	(1,845)	(97,988)	921	0.0	(a)

Consumer Finance
Green Dot Corp.*	(3,068)	(88,481)	(17,702)	(0.1)
LendingClub Corp.*	(6,316)	(79,834)	(7,011)	(0.0	)(a)
PRA Group, Inc.*	(2,099)	(71,219)	(2,939)	(0.0	)(a)

	(11,483)	(239,534)	(27,652)	(0.1)

Containers & Packaging
AptarGroup, Inc.	(125)	(14,768)	(230)	(0.0	)(a)
Crown Holdings, Inc.*	(845)	(61,550)	(8,628)	(0.0	)(a)
Graphic Packaging Holding Co.	(3,971)	(62,186)	(5,321)	(0.0	)(a)

	(4,941)	(138,504)	(14,179)	(0.0	)(a)

Diversified Telecommunication Services
GCI Liberty, Inc.*	(1,070)	(74,879)	(5,832)	(0.0	)(a)
Iridium Communications, Inc.*	(2,870)	(70,229)	(5,912)	(0.0	)(a)

	(3,940)	(145,108)	(11,744)	(0.0	)(a)

Electric Utilities
Alliant Energy Corp.	(1,202)	(64,115)	180	0.0	(a)

Electrical Equipment
GrafTech International Ltd.	(2,191)	(26,468)	(2,059)	(0.0	)(a)
Vicor Corp.*	(295)	(10,723)	(1,490)	(0.0	)(a)

	(2,486)	(37,191)	(3,549)	(0.0	)(a)

Electronic Equipment, Instruments & Components
Flex Ltd.*	(6,148)	(72,239)	(13,157)	(0.0	)(a)
Itron, Inc.*	(972)	(74,125)	(3,509)	(0.0	)(a)
nLight, Inc.*	(3,177)	(42,445)	3,844	0.0	(a)
Rogers Corp.*	(530)	(71,804)	(275)	(0.0	)(a)
Trimble, Inc.*	(278)	(11,075)	(664)	(0.0	)(a)

	(11,105)	(271,688)	(13,761)	(0.0	)(a)

Energy Equipment & Services
Core Laboratories NV	(1,611)	(70,948)	(2,255)	(0.0	)(a)
Diamond Offshore Drilling, Inc.*	(5,659)	(29,936)	(1,302)	(0.0	)(a)
Nabors Industries Ltd.	(42,789)	(79,160)	(9,841)	(0.1)
Oceaneering International, Inc.*	(5,424)	(76,804)	(3,688)	(0.0	)(a)
Oil States International, Inc.*	(4,203)	(59,977)	(8,448)	(0.0	)(a)
Valaris plc	(7,689)	(31,602)	3,152	0.0	(a)

	(67,375)	(348,427)	(22,382)	(0.1)

Entertainment
Netflix, Inc.*	(254)	(73,002)	(1,760)	(0.0	)(a)
Spotify Technology SA*	(523)	(75,469)	(16,621)	(0.1)

	(777)	(148,471)	(18,381)	(0.1)

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	83

JPMorgan Long/Short ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Short Positions — continued

Common Stocks — continued
Equity Real Estate Investment Trusts (REITs)
Alexander & Baldwin, Inc.	(466)	(10,956)	266	0.0	(a)

Food & Staples Retailing
PriceSmart, Inc.	(975)	(72,248)	(6,611)	(0.0	)(a)

Food Products
Hain Celestial Group, Inc. (The)*	(3,006)	(71,062)	(10,281)	(0.1)
Kraft Heinz Co. (The)	(1,596)	(51,599)	(8,602)	(0.0	)(a)

	(4,602)	(122,661)	(18,883)	(0.1)

Gas Utilities
Northwest Natural Holding Co.	(1,015)	(70,400)	142	0.0	(a)
South Jersey Industries, Inc.	(2,150)	(69,144)	409	0.0	(a)
Southwest Gas Holdings, Inc.	(109)	(9,516)	331	0.0	(a)

	(3,274)	(149,060)	882	0.0	(a)

Health Care Equipment & Supplies
ABIOMED, Inc.*	(431)	(89,467)	(19,498)	(0.1)
AtriCure, Inc.*	(2,774)	(73,761)	(3,800)	(0.0	)(a)
Avanos Medical, Inc.*	(1,822)	(80,241)	(8,764)	(0.1)
Axogen, Inc.*	(2,238)	(27,829)	(1,914)	(0.0	)(a)
Heska Corp.*	(655)	(53,068)	(5,522)	(0.0	)(a)
Insulet Corp.*	(446)	(64,813)	4,273	0.0	(a)
iRhythm Technologies, Inc.*	(313)	(20,915)	(1,055)	(0.0	)(a)
Nevro Corp.*	(901)	(77,666)	(6,640)	(0.0	)(a)
Penumbra, Inc.*	(142)	(22,148)	(1,883)	(0.0	)(a)
ViewRay, Inc.*	(27)	(70)	(8)	(0.0	)(a)
Wright Medical Group NV*	(3,456)	(71,885)	(4,804)	(0.0	)(a)

	(13,205)	(581,863)	(49,615)	(0.2)

Health Care Providers & Services
Guardant Health, Inc.*	(947)	(65,816)	(8,466)	(0.0	)(a)
R1 RCM, Inc.*	(6,763)	(71,891)	(9,671)	(0.1)

	(7,710)	(137,707)	(18,137)	(0.1)

Health Care Technology
Evolent Health, Inc.*	(6,239)	(47,541)	(1,809)	(0.0	)(a)
Inspire Medical Systems, Inc.*	(1,256)	(76,591)	(7,712)	(0.0	)(a)
Tabula Rasa HealthCare, Inc.*	(1,068)	(54,404)	630	0.0	(a)
Teladoc Health, Inc.*	(162)	(12,409)	(1,391)	(0.0	)(a)
Vocera Communications, Inc.*	(2,881)	(57,390)	14,203	0.0	(a)

	(11,606)	(248,335)	3,921	0.0	(a)

Hotels, Restaurants & Leisure
Domino’s Pizza, Inc.	(22)	(5,976)	(371)	(0.0	)(a)
MGM Resorts International	(2,088)	(59,508)	(2,234)	(0.0	)(a)
Red Rock Resorts, Inc.	(1,372)	(29,882)	(2,195)	(0.0	)(a)
Scientific Games Corp.*	(2,733)	(65,565)	(9,661)	(0.1)
Shake Shack, Inc.*	(126)	(10,367)	1,368	0.0	(a)
Wynn Resorts Ltd.	(535)	(64,917)	(8,175)	(0.0	)(a)

	(6,876)	(236,215)	(21,268)	(0.1)

Household Durables
Cavco Industries, Inc.*	(293)	(56,153)	(955)	(0.0	)(a)
iRobot Corp.*	(1,040)	(49,982)	4,991	0.0	(a)

SEE NOTES TO FINANCIAL STATEMENTS.

84	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2019

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Short Positions — continued

Common Stocks — continued
Household Durables — continued
LGI Homes, Inc.*	(820)	(64,354)	2,997	0.0	(a)
Mohawk Industries, Inc.*	(346)	(49,609)	(6,910)	(0.0	)(a)
Roku, Inc.*	(120)	(17,664)	(3,728)	(0.0	)(a)
Sonos, Inc.*	(4,869)	(63,687)	802	0.0	(a)

	(7,488)	(301,449)	(2,803)	(0.0	)(a)

Independent Power and Renewable Electricity Producers
Ormat Technologies, Inc.	(935)	(71,584)	(2,309)	(0.0	)(a)

Insurance
Markel Corp.*	(7)	(8,197)	(183)	(0.0	)(a)

Interactive Media & Services
Cargurus, Inc.*	(1,880)	(63,149)	(9,231)	(0.1)
Eventbrite, Inc.*	(4,001)	(71,938)	(3,212)	(0.0	)(a)
Snap, Inc.*	(4,889)	(73,628)	(4,791)	(0.0	)(a)
TrueCar, Inc.*	(5,179)	(16,987)	(1,010)	(0.0	)(a)
Zillow Group, Inc.*	(2,086)	(67,566)	(7,697)	(0.0	)(a)

	(18,035)	(293,268)	(25,941)	(0.1)

Internet & Direct Marketing Retail
Farfetch Ltd.*	(4,773)	(42,623)	(4,678)	(0.0	)(a)
GrubHub, Inc.*	(1,068)	(36,376)	20,869	0.1
Wayfair, Inc.*	(543)	(44,651)	12,180	0.0	(a)

	(6,384)	(123,650)	28,371	0.1

Leisure Products
Polaris, Inc.	(676)	(66,687)	(9,478)	(0.0	)(a)

Machinery
Deere & Co.	(326)	(56,770)	(2,067)	(0.0	)(a)
Evoqua Water Technologies Corp.*	(2,415)	(41,948)	(3,888)	(0.0	)(a)
Wabtec Corp.	(867)	(60,144)	(3,823)	(0.0	)(a)
Welbilt, Inc.*	(4,246)	(80,504)	(10,403)	(0.1)

	(7,854)	(239,366)	(20,181)	(0.1)

Marine
Kirby Corp.*	(114)	(9,024)	80	0.0	(a)

Media
Altice USA, Inc.*	(200)	(6,190)	(540)	(0.0	)(a)
Liberty Broadband Corp.*	(648)	(76,509)	(6,947)	(0.0	)(a)

	(848)	(82,699)	(7,487)	(0.0	)(a)

Metals & Mining
Alcoa Corp.*	(2,874)	(59,751)	(6,035)	(0.0	)(a)
Century Aluminum Co.*	(9,415)	(54,889)	3,060	0.0	(a)
Coeur Mining, Inc.*	(10,483)	(57,866)	(2,831)	(0.0	)(a)
Constellium SE*	(1,257)	(16,756)	(767)	(0.0	)(a)
Hecla Mining Co.	(28,443)	(65,419)	(8,817)	(0.1)

	(52,472)	(254,681)	(15,390)	(0.1)

Multi-Utilities
NiSource, Inc.	(2,397)	(67,212)	2,325	0.0	(a)
Sempra Energy	(458)	(66,186)	870	0.0	(a)

	(2,855)	(133,398)	3,195	0.0	(a)

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	85

JPMorgan Long/Short ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Short Positions — continued

Common Stocks — continued
Oil, Gas & Consumable Fuels
Centennial Resource Development, Inc.*	(18,528)	(62,995)	5,744	0.0	(a)
Cheniere Energy, Inc.*	(1,113)	(68,505)	(234)	(0.0	)(a)
Concho Resources, Inc.	(1,122)	(75,757)	(3,736)	(0.0	)(a)
Golar LNG Ltd.	(3,339)	(45,978)	1,803	0.0	(a)
Matador Resources Co.*	(1,748)	(24,315)	210	0.0	(a)
Noble Energy, Inc.	(3,550)	(68,373)	3,053	0.0	(a)
Oasis Petroleum, Inc.*	(22,780)	(59,456)	10,706	0.1
Parsley Energy, Inc.	(4,378)	(69,216)	2,802	0.0	(a)
Penn Virginia Corp.*	(936)	(22,277)	1,806	0.0	(a)
SM Energy Co.	(7,106)	(55,711)	1,776	0.0	(a)
Targa Resources Corp.	(1,814)	(70,528)	(308)	(0.0	)(a)
WPX Energy, Inc.*	(7,061)	(70,469)	1,130	0.0	(a)

	(73,475)	(693,580)	24,752	0.1

Pharmaceuticals
Aerie Pharmaceuticals, Inc.*	(2,632)	(58,404)	(11,765)	(0.1)
Intersect ENT, Inc.*	(1,856)	(33,074)	(668)	(0.0	)(a)
MyoKardia, Inc.*	(1,370)	(78,542)	(5,480)	(0.0	)(a)
Revance Therapeutics, Inc.*	(4,050)	(63,423)	(16,200)	(0.1)
WaVe Life Sciences Ltd.*	(1,442)	(36,468)	(8,840)	(0.0	)(a)
Zogenix, Inc.*	(876)	(39,114)	(3,889)	(0.0	)(a)

	(12,226)	(309,025)	(46,842)	(0.2)

Professional Services
TransUnion	(873)	(72,127)	(2,453)	(0.0	)(a)

Road & Rail
AMERCO	(186)	(75,337)	(5,680)	(0.0	)(a)
Avis Budget Group, Inc.*	(2,690)	(79,920)	(8,070)	(0.1)
Hertz Global Holdings, Inc.*	(5,567)	(75,210)	(3,229)	(0.0	)(a)
JB Hunt Transport Services, Inc.	(501)	(58,898)	(5,000)	(0.0	)(a)

	(8,944)	(289,365)	(21,979)	(0.1)

Semiconductors & Semiconductor Equipment
Advanced Micro Devices, Inc.*	(2,446)	(82,993)	(13,575)	(0.1)
Brooks Automation, Inc.	(1,658)	(70,415)	(10,810)	(0.0	)(a)
Cohu, Inc.	(687)	(11,418)	(1,979)	(0.0	)(a)
Cree, Inc.*	(545)	(26,013)	(55)	(0.0	)(a)
Impinj, Inc.*	(2,238)	(73,619)	(2,853)	(0.0	)(a)
MACOM Technology Solutions Holdings, Inc.*	(2,400)	(54,576)	(3,288)	(0.0	)(a)
NVIDIA Corp.	(163)	(32,766)	(2,932)	(0.0	)(a)
Silicon Laboratories, Inc.*	(658)	(69,906)	967	0.0	(a)

	(10,795)	(421,706)	(34,525)	(0.1)

Software
2U, Inc.*	(4,368)	(78,296)	(9,413)	(0.0	)(a)
8x8, Inc.*	(3,530)	(68,200)	882	0.0	(a)
Appian Corp.*	(1,172)	(52,318)	4,735	0.0	(a)
Autodesk, Inc.*	(472)	(69,554)	(1,241)	(0.0	)(a)
Avalara, Inc.*	(260)	(18,460)	104	0.0	(a)
Benefitfocus, Inc.*	(2,470)	(56,155)	1,371	0.0	(a)
FireEye, Inc.*	(1,465)	(23,206)	(1,509)	(0.0	)(a)
HubSpot, Inc.*	(435)	(67,469)	2,171	0.0	(a)

SEE NOTES TO FINANCIAL STATEMENTS.

86	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2019

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Short Positions — continued

Common Stocks — continued
Software — continued
Instructure, Inc.*	(1,383)	(64,628)	(6,542)	(0.0	)(a)
Nutanix, Inc.*	(2,506)	(73,225)	(13,871)	(0.1)
PROS Holdings, Inc.*	(1,161)	(59,490)	8,719	0.0	(a)
Q2 Holdings, Inc.*	(931)	(66,557)	3,696	0.0	(a)
RingCentral, Inc.*	(399)	(64,447)	5,159	0.0	(a)
Varonis Systems, Inc.*	(1,146)	(81,996)	(9,626)	(0.0	)(a)
Yext, Inc.*	(3,777)	(62,169)	(5,703)	(0.0	)(a)
Zuora, Inc.*	(4,752)	(67,716)	1,283	0.0	(a)

	(30,227)	(973,886)	(19,785)	(0.1)

Specialty Retail
CarMax, Inc.*	(645)	(60,095)	(3,715)	(0.0	)(a)
Carvana Co.*	(690)	(55,945)	(8,156)	(0.0	)(a)
Floor & Decor Holdings, Inc.*	(979)	(44,867)	2,359	0.0	(a)
National Vision Holdings, Inc.*	(1,636)	(38,937)	(867)	(0.0	)(a)

	(3,950)	(199,844)	(10,379)	(0.0	)(a)

Technology Hardware, Storage & Peripherals
3D Systems Corp.*	(9,252)	(87,802)	(15,636)	(0.1)
Pure Storage, Inc.*	(3,772)	(73,403)	(10,637)	(0.0	)(a)

	(13,024)	(161,205)	(26,273)	(0.1)

Tobacco
Vector Group Ltd.	(2,161)	(26,364)	(2,053)	(0.0	)(a)

Trading Companies & Distributors
SiteOne Landscape Supply, Inc.*	(971)	(85,506)	(15,856)	(0.1)

Water Utilities
American Water Works Co., Inc.	(537)	(66,196)	956	0.0	(a)
Aqua America, Inc.	(35)	(1,587)	5	0.0	(a)
California Water Service Group	(1,332)	(74,552)	(3,903)	(0.0	)(a)
SJW Group	(997)	(72,133)	(1,336)	(0.0	)(a)

	(2,901)	(214,468)	(4,278)	(0.0	)(a)

Total Short Positions of Total Return Basket Swap	(475,104)	(9,908,870)	(479,206)	(1.7)

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) (2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE
Bank of America	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the net of one month BA on long positions and short positions respectively, plus or minus a specified spread (rates range from 0.00% to 0.50%), which is denominated in CAD based on the local currencies of the positions within the swaps.	5/11/2020	$(135,919)	$(8,198)	$(845)	$(9,043)

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	87

JPMorgan Long/Short ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Long Positions

Common Stocks
Chemicals
Methanex Corp.	1,034	39,182	3,277	0.0	(a)

IT Services
CGI, Inc.*	852	66,227	(925)	(0.0	)(a)

Oil, Gas & Consumable Fuels
Parex Resources, Inc.*	497	6,736	(235)	(0.0	)(a)

Total Long Positions of Total Return Basket Swap	2,383	112,145	2,117	0.0	(a)

Short Positions

Common Stocks
Aerospace & Defense
Bombardier, Inc.*	(25,554)	(32,207)	(770)	(0.0	)(a)

Construction & Engineering
SNC-Lavalin Group, Inc.	(864)	(15,619)	(4,133)	(0.0	)(a)

Diversified Financial Services
Onex Corp.	(73)	(4,292)	50	0.0	(a)

Food Products
Premium Brands Holdings Corp.	(818)	(53,964)	3,941	0.0	(a)

Metals & Mining
Agnico Eagle Mines Ltd.	(963)	(59,187)	(5,736)	(0.0	)(a)
First Quantum Minerals Ltd.	(3,161)	(26,711)	(3,590)	(0.0	)(a)
Franco-Nevada Corp.	(578)	(56,084)	(77)	(0.0	)(a)

	(4,702)	(141,982)	(9,403)	(0.0	)(a)

Total Short Positions of Total Return Basket Swap	(32,011)	(248,064)	(10,315)	0.0	(a)

Total of Long and Short Positions of Total Return Basket Swap	(29,628)	(135,919)	(8,198)	0.0	(a)

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) (2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE
Bank of America	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the net of one month EURIBOR on long positions and short positions respectively, plus or minus a specified spread (rates range from 0.00% to 0.20%), which is denominated in EUR based on the local currencies of the positions within the swaps.	4/30/2020 – 9/30/2020	$2,440,120	$87,207	$(622)	$86,585

SEE NOTES TO FINANCIAL STATEMENTS.

88	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2019

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Long Positions

Common Stocks
Automobiles
Peugeot SA	2,495	63,189	1,884	0.0	(a)
Chemicals
Covestro AG (b)	1,401	67,279	(510)	(0.0	)(a)
Koninklijke DSM NV	518	61,480	253	0.0	(a)

	1,919	128,759	(257)	(0.0	)(a)

Commercial Services & Supplies
Edenred	1,569	82,698	8,566	0.1
SPIE SA	4,244	89,572	3,867	0.0	(a)

	5,813	172,270	12,433	0.1

Construction & Engineering
ACS Actividades de Construccion y Servicios SA	657	26,660	930	0.0	(a)
Eiffage SA	706	75,829	2,433	0.0	(a)
HOCHTIEF AG	146	18,241	1,463	0.0	(a)
Koninklijke BAM Groep NV	17,964	45,608	507	0.0	(a)

	19,473	166,338	5,333	0.0	(a)

Construction Materials
HeidelbergCement AG	1,019	75,547	5,390	0.0	(a)

Diversified Telecommunication Services
Deutsche Telekom AG (Registered)	4,496	79,110	2,357	0.0	(a)
Koninklijke KPN NV	25,790	80,062	(4,202)	(0.0	)(a)
Telefonica SA	9,009	69,182	(62)	(0.0	)(a)

	39,295	228,354	(1,907)	(0.0	)(a)

Electric Utilities
Endesa SA	3,051	83,093	3,196	0.0	(a)
Enel SpA	11,197	86,781	2,263	0.0	(a)
Iberdrola SA	8,970	92,203	(803)	(0.0	)(a)
Verbund AG	1,607	87,059	2,960	0.0	(a)

	24,825	349,136	7,616	0.0	(a)

Electrical Equipment
Signify NV (b)	2,628	77,001	6,692	0.0	(a)

Energy Equipment & Services
SBM Offshore NV	3,292	56,772	2,262	0.0	(a)

Food & Staples Retailing
Koninklijke Ahold Delhaize NV	534	13,307	(81)	(0.0	)(a)

Food Products
Danone SA	985	81,599	(4,793)	(0.0	)(a)

Gas Utilities
Enagas SA	4,005	99,102	7,567	0.0	(a)
Italgas SpA	1,849	11,903	149	0.0	(a)
Snam SpA	13,755	70,617	779	0.0	(a)

	19,609	181,622	8,495	0.0	(a)

Health Care Equipment & Supplies
Koninklijke Philips NV	1,740	76,341	2,665	0.0	(a)

Insurance
Ageas	1,636	94,349	2,469	0.0	(a)
ASR Nederland NV	1,862	68,258	(278)	(0.0	)(a)

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	89

JPMorgan Long/Short ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Long Positions — continued

Common Stocks — continued
Insurance — continued
AXA SA	3,390	89,738	3,663	0.0	(a)
Unipol Gruppo SpA	15,997	89,280	2,754	0.0	(a)
UnipolSai Assicurazioni SpA	7,296	20,363	830	0.0	(a)

	30,181	361,988	9,438	0.0	(a)

Machinery
Valmet OYJ	2,983	66,761	8,848	0.0	(a)

Media
ProSiebenSat.1 Media SE	5,290	78,115	3,709	0.0	(a)
Publicis Groupe SA	1,038	44,674	(4,495)	(0.0	)(a)

	6,328	122,789	(786)	(0.0	)(a)

Multi-Utilities
A2A SpA	44,632	89,598	6,332	0.1
Engie SA	5,689	95,261	2,132	0.0	(a)
Hera SpA	21,752	93,179	2,488	0.0	(a)
RWE AG	2,684	81,794	581	0.0	(a)

	74,757	359,832	11,533	0.1

Oil, Gas & Consumable Fuels
Eni SpA	4,966	75,339	(439)	(0.0	)(a)
Neste OYJ	2,401	86,754	9,003	0.1
OMV AG	1,463	85,530	5,955	0.0	(a)
Repsol SA	5,136	84,640	2,638	0.0	(a)

	13,966	332,263	17,157	0.1

Pharmaceuticals
Ipsen SA	708	75,464	6,759	0.0	(a)
Merck KGaA	772	92,074	2,631	0.0	(a)

	1,480	167,538	9,390	0.0	(a)

Semiconductors & Semiconductor Equipment
Dialog Semiconductor plc*	1,717	77,231	(4,317)	(0.0	)(a)
Siltronic AG	1,018	96,954	18,716	0.1

	2,735	174,185	14,399	0.1

Textiles, Apparel & Luxury Goods
adidas AG	219	67,621	(441)	(0.0	)(a)
Christian Dior SE	55	27,168	(146)	(0.0	)(a)
Kering SA	138	78,521	7,261	0.0	(a)

	412	173,310	6,674	0.0	(a)

Transportation Infrastructure
Aena SME SA (b)	395	72,507	(1,140)	(0.0	)(a)

Total Long Positions of Total Return Basket Swap	256,864	3,501,408	121,245	0.4

Short Positions

Common Stocks
Automobiles
Daimler AG (Registered)	(889)	(51,965)	(6,762)	(0.0	)(a)

Banks
Bankia SA	(20,532)	(39,171)	(84)	(0.0	)(a)
FinecoBank Banca Fineco SpA	(5,436)	(61,282)	(3,533)	(0.0	)(a)

	(25,968)	(100,453)	(3,617)	(0.0	)(a)

SEE NOTES TO FINANCIAL STATEMENTS.

90	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2019

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Short Positions — continued

Common Stocks — continued
Chemicals
K+S AG (Registered)	(4,242)	(60,237)	(1,385)	(0.0	)(a)
Wacker Chemie AG	(408)	(31,963)	(3,100)	(0.0	)(a)

	(4,650)	(92,200)	(4,485)	(0.0	)(a)

Construction & Engineering
Bouygues SA	(112)	(4,751)	(18)	(0.0	)(a)

Containers & Packaging
Huhtamaki OYJ	(1,332)	(61,679)	(6,439)	(0.0	)(a)

Diversified Telecommunication Services
Iliad SA	(375)	(38,863)	(3,183)	(0.0	)(a)

Food & Staples Retailing
Jeronimo Martins SGPS SA	(3,972)	(66,744)	(3)	(0.0	)(a)

Food Products
Kerry Group plc	(28)	(3,385)	(95)	(0.0	)(a)

Gas Utilities
Rubis SCA	(1,120)	(64,946)	316	0.0	(a)

Hotels, Restaurants & Leisure
Elior Group SA (b)	(2,906)	(37,635)	829	0.0	(a)
Flutter Entertainment plc	(147)	(15,185)	(542)	(0.0	)(a)

	(3,053)	(52,820)	287	0.0	(a)

Internet & Direct Marketing Retail
Zalando SE* (b)	(420)	(18,210)	993	0.0	(a)

Life Sciences Tools & Services
Eurofins Scientific SE	(124)	(62,867)	296	0.0	(a)

Machinery
ANDRITZ AG	(1,124)	(50,542)	(5,327)	(0.1)
Fincantieri SpA	(9,569)	(10,098)	(573)	(0.0	)(a)
GEA Group AG	(986)	(30,142)	(2,820)	(0.0	)(a)

	(11,679)	(90,782)	(8,720)	(0.1)

Media
Altice Europe NV*	(8,084)	(46,255)	(1,240)	(0.0	)(a)

Metals & Mining
ArcelorMittal	(226)	(3,361)	(156)	(0.0	)(a)
Outokumpu OYJ	(21,041)	(59,786)	(3,179)	(0.0	)(a)
thyssenkrupp AG	(3,358)	(47,887)	(1,169)	(0.0	)(a)

	(24,625)	(111,034)	(4,504)	(0.0	)(a)

Semiconductors & Semiconductor Equipment
AIXTRON SE*	(2,215)	(20,250)	1,572	0.0	(a)
Infineon Technologies AG	(2,286)	(44,277)	(3,026)	(0.0	)(a)

	(4,501)	(64,527)	(1,454)	(0.0	)(a)

Transportation Infrastructure
Getlink SE	(3,824)	(64,055)	(6,045)	(0.0	)(a)

Wireless Telecommunication Services
1&1 Drillisch AG	(2,455)	(65,752)	10,635	0.0	(a)

Total Short Positions of Total Return Basket Swap	(97,211)	(1,061,288)	(34,038)	(0.1)

Total of Long and Short Positions of Total Return Basket Swap	159,653	2,440,120	87,207	0.3

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	91

JPMorgan Long/Short ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) (2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE
Bank of America	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the net of one month LIBOR on long positions and short positions respectively, plus or minus a specified spread (rates range from 0.00% to 0.20%), which is denominated in CHF based on the local currencies of the positions within the swaps.	4/30/2020 – 2/26/2021	$187,779	$(1,239)	$96	$(1,143)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Long Positions

Common Stocks
Electronic Equipment, Instruments & Components
Landis+Gyr Group AG*	943	87,561	561	0.0	(a)

Health Care Equipment & Supplies
Sonova Holding AG (Registered)	54	12,392	99	0.0	(a)

Health Care Providers & Services
Galenica AG (b)	1,606	96,147	3,799	0.0	(a)

Insurance
Zurich Insurance Group AG	246	96,358	832	0.0	(a)

Machinery
OC Oerlikon Corp. AG (Registered)	6,300	64,651	2,642	0.0	(a)

Pharmaceuticals
Roche Holding AG	41	12,223	393	0.0	(a)

Total Long Positions of Total Return Basket Swap	9,190	369,332	8,326	0.0	(a)

Short Positions

Common Stocks
Chemicals
Sika AG (Registered)	(280)	(48,134)	(4,625)	(0.0	)(a)

Electrical Equipment
ABB Ltd. (Registered)	(2,577)	(54,117)	(6,727)	(0.0	)(a)

Pharmaceuticals
Vifor Pharma AG	(402)	(63,306)	2,265	0.0	(a)

Semiconductors & Semiconductor Equipment
ams AG*	(356)	(15,996)	(478)	(0.0	)(a)

Total Short Positions of Total Return Basket Swap	(3,615)	(181,553)	(9,565)	0.0	(a)

Total of Long and Short Positions of Total Return Basket Swap	5,575	187,779	(1,239)	0.0	(a)

SEE NOTES TO FINANCIAL STATEMENTS.

92	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2019

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) (2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE
Bank of America	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the net of one month BBR on long positions and short positions respectively, plus or minus a specified spread (rates range from (0.75)% to 0.35%), which is denominated in AUD based on the local currencies of the positions within the swaps.	4/14/2020	$(524,233)	$(3,195)	$(4,147)	$(7,342)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Long Positions

Common Stocks
Food & Staples Retailing
Metcash Ltd.	37,412	72,726	981	0.0	(a)

Oil, Gas & Consumable Fuels
Beach Energy Ltd.	559	879	(26)	(0.0	)(a)
Whitehaven Coal Ltd.	9,494	21,593	1,286	0.0	(a)

	10,053	22,472	1,260	0.0	(a)

Total Long Positions of Total Return Basket Swap	47,465	95,198	2,241	0.0	(a)

Short Positions

Common Stocks
Beverages
Treasury Wine Estates Ltd.	(5,684)	(68,908)	996	0.0	(a)

Building Products
Reliance Worldwide Corp. Ltd.	(26,332)	(76,623)	(6,648)	(0.0	)(a)

Capital Markets
Platinum Asset Management Ltd.	(25,324)	(72,304)	(54)	(0.0	)(a)

Chemicals
Nufarm Ltd.*	(14,432)	(58,894)	8,313	0.0	(a)

Construction Materials
Adelaide Brighton Ltd.	(26,301)	(55,862)	(2,887)	(0.0	)(a)

Food Products
GrainCorp., Ltd.	(14,397)	(71,786)	1,480	0.0	(a)

Hotels, Restaurants & Leisure
Domino’s Pizza Enterprises Ltd.	(960)	(33,775)	(1,464)	(0.0	)(a)
Star Entertainment Grp Ltd. (The)	(8,726)	(28,294)	(2,509)	(0.0	)(a)

	(9,686)	(62,069)	(3,973)	(0.0	)(a)

IT Services
Afterpay Touch Group Ltd.*	(933)	(18,522)	986	0.0	(a)
NEXTDC Ltd.*	(13,402)	(59,227)	(1,354)	(0.0	)(a)

	(14,335)	(77,749)	(368)	(0.0	)(a)

Oil, Gas & Consumable Fuels
Oil Search Ltd.	(13,384)	(66,054)	(2,253)	(0.0	)(a)

Professional Services
ALS Ltd.	(1,651)	(9,182)	(42)	(0.0	)(a)

Total Short Positions of Total Return Basket Swap	(151,526)	(619,431)	(5,436)	0.0	(a)

Total of Long and Short Positions of Total Return Basket Swap	(104,061)	(524,233)	(3,195)	0.0	(a)

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	93

JPMorgan Long/Short ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) (2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE
Bank of America	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the net of one month LIBOR on long positions and short positions respectively, plus or minus a specified spread (rates range from (3.48)% to 0.35%), which is denominated in JPY based on the local currencies of the positions within the swaps.	4/13/2020	$(866,212)	$(34,505)	$(9,272)	$(43,777)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)

Long Positions

Common Stocks
Auto Components
TS Tech Co. Ltd.	400	12,811	895	0.0	(a)

Diversified Telecommunication Services
Nippon Telegraph & Telephone Corp.	1,500	74,464	(377)	(0.0	)(a)

Pharmaceuticals
Astellas Pharma, Inc.	2,900	49,772	8,160	0.1
Shionogi & Co. Ltd.	1,100	66,025	6,014	0.0	(a)

	4,000	115,797	14,174	0.1

Technology Hardware, Storage & Peripherals
Brother Industries Ltd.	3,600	67,659	3,315	0.0	(a)

Trading Companies & Distributors
ITOCHU Corp.	3,800	79,450	2,420	0.0	(a)

Wireless Telecommunication Services
NTT DOCOMO, Inc.	3,200	87,728	3,200	0.0	(a)

Total Long Positions of Total Return Basket Swap	16,500	437,909	23,627	0.1

Short Positions

Common Stocks
Automobiles
Mitsubishi Motors Corp.	(12,700)	(57,986)	(3,510)	(0.0	)(a)

Chemicals
Toray Industries, Inc.	(6,100)	(43,110)	2,814	0.0	(a)

Construction & Engineering
JGC Holdings Corp.	(3,000)	(43,390)	(4,804)	(0.0	)(a)

Consumer Finance
Aiful Corp.*	(25,300)	(58,907)	(3,609)	(0.0	)(a)

Electrical Equipment
Fujikura Ltd.	(3,800)	(17,632)	(2,661)	(0.0	)(a)

Electronic Equipment, Instruments & Components
Murata Manufacturing Co. Ltd.	(700)	(38,114)	(1,290)	(0.0	)(a)

Food & Staples Retailing
Aeon Co. Ltd.	(2,500)	(50,301)	(1,259)	(0.0	)(a)

SEE NOTES TO FINANCIAL STATEMENTS.

94	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2019

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)

Short Positions — continued

Common Stocks — continued
Food Products
Nissin Foods Holdings Co. Ltd.	(900)	(67,983)	(1,284)	(0.0	)(a)

Hotels, Restaurants & Leisure
HIS Co. Ltd.	(1,400)	(36,331)	(1,218)	(0.0	)(a)
Kyoritsu Maintenance Co. Ltd.	(900)	(39,812)	(1,446)	(0.0	)(a)

	(2,300)	(76,143)	(2,664)	(0.0	)(a)

Household Durables
Panasonic Corp.	(1,200)	(10,085)	79	0.0	(a)
Sharp Corp.*	(3,400)	(39,002)	(1,637)	(0.0	)(a)

	(4,600)	(49,087)	(1,558)	(0.0	)(a)

Industrial Conglomerates
Toshiba Corp.	(1,800)	(61,553)	(872)	(0.0	)(a)

Interactive Media & Services
LINE Corp.*	(800)	(29,429)	(5)	(0.0	)(a)

Leisure Products
Sega Sammy Holdings, Inc.	(3,400)	(47,848)	1,329	0.0	(a)

Machinery
FANUC Corp.	(300)	(59,175)	(5,797)	(0.1)
IHI Corp.	(2,200)	(54,215)	(5,749)	(0.0	)(a)

	(2,500)	(113,390)	(11,546)	(0.1)

Marine
Kawasaki Kisen Kaisha Ltd.*	(1,900)	(28,272)	(4,318)	(0.1)
Nippon Yusen KK	(2,600)	(46,709)	(2,647)	(0.0	)(a)

	(4,500)	(74,981)	(6,965)	(0.1)

Metals & Mining
JFE Holdings, Inc.	(4,900)	(61,288)	(2,699)	(0.0	)(a)
Kobe Steel Ltd.	(10,300)	(55,378)	(1,956)	(0.0	)(a)

	(15,200)	(116,666)	(4,655)	(0.0	)(a)

Multiline Retail
Marui Group Co. Ltd.	(2,000)	(44,461)	(2,052)	(0.0	)(a)
Pan Pacific International Holdings Corp.	(2,800)	(44,076)	(222)	(0.0	)(a)
Ryohin Keikaku Co. Ltd.	(300)	(6,678)	(1,143)	(0.0	)(a)
Takashimaya Co. Ltd.	(1,600)	(18,573)	(482)	(0.0	)(a)

	(6,700)	(113,788)	(3,899)	(0.0	)(a)

Pharmaceuticals
Takeda Pharmaceutical Co. Ltd.	(2,000)	(72,266)	(3,948)	(0.0	)(a)

Road & Rail
Nankai Electric Railway Co. Ltd.	(500)	(12,994)	(125)	(0.0	)(a)
Nippon Express Co. Ltd.	(1,100)	(62,761)	(6,302)	(0.0	)(a)
Tokyu Corp.	(3,300)	(62,415)	387	0.0	(a)

	(4,900)	(138,170)	(6,040)	(0.0	)(a)

Semiconductors & Semiconductor Equipment
Rohm Co. Ltd.	(100)	(7,923)	(225)	(0.0	)(a)

Technology Hardware, Storage & Peripherals
Seiko Epson Corp.	(1,800)	(25,454)	(1,481)	(0.0	)(a)

Total Short Positions of Total Return Basket Swap	(105,600)	(1,304,121)	(58,132)	(0.2)

Total of Long and Short Positions of Total Return Basket Swap	(89,100)	(866,212)	(34,505)	(0.1)

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	95

JPMorgan Long/Short ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) (2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE
Goldman Sachs	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the net of one day SONIA and one month LIBOR on long positions and short positions respectively, plus or minus a specified spread (rates range from (1.45)% to 0.18%), which is denominated in GBP based on the local currencies of the positions within the swaps.	5/25/2028 – 11/1/2029	$(210,580)	$(54,205)	$(18,252)	$(72,457)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Long Positions

Common Stocks
Aerospace & Defense
Meggitt plc	9,655	78,122	(212)	(0.0	)(a)

Airlines
Wizz Air Holdings plc* (b)	449	22,235	1,245	0.0	(a)

Capital Markets
3i Group plc	1,005	14,686	873	0.0	(a)

Commercial Services & Supplies
Aggreko plc	9,817	100,644	460	0.0	(a)

Construction Materials
Rhi Magnesita NV	2,062	92,932	(7,153)	(0.0	)(a)

Distributors
Inchcape plc	3,352	28,025	1,337	0.0	(a)

Energy Equipment & Services
Petrofac Ltd.	6,821	34,043	(623)	(0.0	)(a)

Food Products
Greencore Group plc	4,083	12,276	519	0.0	(a)
Tate & Lyle plc	11,064	96,503	(2,650)	(0.0	)(a)

	15,147	108,779	(2,131)	(0.0	)(a)

Hotels, Restaurants & Leisure
Greggs plc	759	17,458	253	0.0	(a)
Playtech plc	15,772	80,277	(951)	(0.0	)(a)

	16,531	97,735	(698)	(0.0	)(a)

Household Durables
Barratt Developments plc	1,883	15,399	1,048	0.0	(a)
Berkeley Group Holdings plc	304	17,328	1,485	0.0	(a)
Bovis Homes Group plc	1,098	16,641	1,480	0.0	(a)
Redrow plc	1,934	15,077	229	0.0	(a)
Taylor Wimpey plc	10,270	22,026	2,324	0.0	(a)

	15,489	86,471	6,566	0.0	(a)

Independent Power and Renewable Electricity Producers
Drax Group plc	4,543	17,465	1,726	0.0	(a)

Media
WPP plc	7,708	96,192	(1,136)	(0.0	)(a)

SEE NOTES TO FINANCIAL STATEMENTS.

96	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2019

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Long Positions — continued

Common Stocks — continued
Metals & Mining
Anglo American plc	798	20,538	654	0.0	(a)
BHP Group plc	1,263	26,789	(948)	(0.0	)(a)
Rio Tinto plc	588	30,612	(636)	(0.0	)(a)

	2,649	77,939	(930)	(0.0	)(a)

Multi-Utilities
Centrica plc	33,189	31,233	2,581	0.0	(a)

Oil, Gas & Consumable Fuels
Royal Dutch Shell plc	2,593	74,678	(2,694)	(0.0	)(a)
Tullow Oil plc	25,278	67,551	718	0.0	(a)

	27,871	142,229	(1,976)	(0.0	)(a)

Personal Products
Unilever plc	228	13,652	(456)	(0.0	)(a)

Pharmaceuticals
GlaxoSmithKline plc	4,526	103,668	3,313	0.0	(a)
Hikma Pharmaceuticals plc	2,630	68,492	(1,033)	(0.0	)(a)

	7,156	172,160	2,280	0.0	(a)

Software
Avast plc(b)	1,064	5,713	692	0.0	(a)
AVEVA Group plc	103	5,581	661	0.0	(a)
Sage Group plc (The)	3,472	32,359	1,795	0.0	(a)

	4,639	43,653	3,148	0.0	(a)

Tobacco
Imperial Brands plc	1,011	22,177	(2,326)	(0.0	)(a)

Total Long Positions of Total Return Basket Swap	169,322	1,280,372	2,575	0.0	(a)

Short Positions

Common Stocks
Banks
Royal Bank of Scotland Group plc	(25,780)	(71,262)	(374)	(0.0	)(a)

Capital Markets
Hargreaves Lansdown plc	(3,211)	(73,735)	(226)	(0.0	)(a)
St James’s Place plc	(2,425)	(32,709)	(3,437)	(0.0	)(a)
Standard Life Aberdeen plc	(20,177)	(79,329)	(8,083)	(0.1)

	(25,813)	(185,773)	(11,746)	(0.1)

Chemicals
Johnson Matthey plc	(160)	(6,356)	(324)	(0.0	)(a)

Commercial Services & Supplies
IWG plc	(14,751)	(73,479)	356	0.0	(a)

Construction & Engineering
Balfour Beatty plc	(24,851)	(72,416)	(393)	(0.0	)(a)

Containers & Packaging
DS Smith plc	(13,306)	(61,690)	(2,850)	(0.0	)(a)

Diversified Telecommunication Services
BT Group plc	(28,094)	(74,558)	(7,176)	(0.0	)(a)

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	97

JPMorgan Long/Short ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)

Short Positions — continued

Common Stocks — continued
Electrical Equipment
Melrose Industries plc	(19,485)	(53,850)	(4,607)	(0.0	)(a)

Electronic Equipment, Instruments & Components
Spectris plc	(2,325)	(72,079)	782	0.0	(a)

Food & Staples Retailing
J Sainsbury plc	(27,503)	(72,478)	826	0.0	(a)

Health Care Providers & Services
NMC Health plc	(295)	(8,362)	1,351	0.0	(a)

Hotels, Restaurants & Leisure
Domino’s Pizza Group plc	(18,225)	(67,536)	(8,713)	(0.1)
SSP Group plc	(7,442)	(61,368)	(2,488)	(0.0	)(a)
TUI AG	(4,625)	(60,505)	(5,294)	(0.0	)(a)

	(30,292)	(189,409)	(16,495)	(0.1)

Insurance
Hiscox Ltd.	(3,546)	(68,476)	4,776	0.0	(a)

Machinery
Weir Group plc (The)	(1,943)	(33,938)	19	0.0	(a)

Media
ITV plc	(11,593)	(20,111)	(1,799)	(0.0	)(a)

Metals & Mining
Fresnillo plc	(1,706)	(15,761)	(1,310)	(0.0	)(a)

Multiline Retail
B&M European Value Retail SA	(2,755)	(13,217)	(783)	(0.0	)(a)

Multi-Utilities
National Grid plc	(6,162)	(72,048)	(2,520)	(0.0	)(a)

Paper & Forest Products
Mondi plc	(3,005)	(62,305)	(902)	(0.0	)(a)

Professional Services
Capita plc*	(25,528)	(51,639)	(2,581)	(0.0	)(a)
Pagegroup plc	(12,682)	(73,070)	745	0.0	(a)

	(38,210)	(124,709)	(1,836)	(0.0	)(a)

Real Estate Management & Development
Capital & Counties Properties plc	(19,350)	(63,955)	(7,421)	(0.0	)(a)

Water Utilities
Severn Trent plc	(2,558)	(74,720)	(4,354)	(0.0	)(a)

Total Short Positions of Total Return Basket Swap	(303,483)	(1,490,952)	(56,780)	(0.2)

Total of Long and Short Positions of Total Return Basket Swap	(134,161)	(210,580)	(54,205)	(0.2)

SEE NOTES TO FINANCIAL STATEMENTS.

98	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2019

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) (2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE
Goldman Sachs	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the net of one day CORRA and one month BA on long positions and short positions respectively, plus or minus a specified spread (rates range from (0.25)% to 0.25%), which is denominated in CAD based on the local currencies of the positions within the swaps.	5/25/2028 – 11/1/2029	$365,756	$(22,068)	$(3,746)	$(25,814)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Long Positions

Common Stocks
Airlines
Air Canada*	2,715	96,677	151	0.0	(a)

Banks
Laurentian Bank of Canada	2,831	97,369	985	0.0	(a)

Chemicals
Methanex Corp.	1,172	44,412	3,714	0.0	(a)

Construction & Engineering
Aecon Group, Inc.	5,814	80,339	1,849	0.0	(a)

Food & Staples Retailing
Empire Co. Ltd.	3,448	91,547	(1,387)	(0.0	)(a)

Insurance
iA Financial Corp., Inc.	2,160	104,023	6,526	0.0	(a)

IT Services
CGI, Inc.*	315	24,485	(333)	(0.0	)(a)

Media
Quebecor, Inc.	4,112	95,596	(80)	(0.0	)(a)

Metals & Mining
Teck Resources Ltd.	4,880	77,140	(946)	(0.0	)(a)

Oil, Gas & Consumable Fuels
Imperial Oil Ltd.	3,878	96,575	3,159	0.0	(a)
Parex Resources, Inc.*	6,340	85,923	(2,999)	(0.0	)(a)
Suncor Energy, Inc.	3,230	96,034	(100)	(0.0	)(a)

	13,448	278,532	60	0.0	(a)

Real Estate Management & Development
First Capital Realty, Inc.	5,905	97,737	(31)	(0.0	)(a)

Textiles, Apparel & Luxury Goods
Gildan Activewear, Inc.	3,393	86,686	(21,346)	(0.0	)(a)

Trading Companies & Distributors
Toromont Industries Ltd.	2,012	103,892	6,681	0.0	(a)

Total Long Positions of Total Return Basket Swap	52,205	1,278,435	(4,157)	0.0	(a)

Short Positions

Common Stocks
Aerospace & Defense
Bombardier, Inc.*	(33,071)	(41,681)	(996)	(0.0	)(a)

Construction & Engineering
SNC-Lavalin Group, Inc.	(3,915)	(70,774)	(18,728)	(0.1)

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	99

JPMorgan Long/Short ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)

Short Positions — continued

Common Stocks — continued
Diversified Financial Services
Onex Corp.	(1,027)	(60,375)	696	0.0	(a)

Food Products
Premium Brands Holdings Corp.	(175)	(11,545)	843	0.0	(a)

Metals & Mining
Agnico Eagle Mines Ltd.	(87)	(5,347)	(518)	(0.0	)(a)
First Quantum Minerals Ltd.	(3,866)	(32,669)	(4,386)	(0.0	)(a)
Franco-Nevada Corp.	(73)	(7,084)	(10)	(0.0	)(a)
Kinross Gold Corp.*	(14,250)	(69,243)	(663)	(0.0	)(a)
Pan American Silver Corp.	(3,820)	(64,880)	(1,661)	(0.0	)(a)
Yamana Gold, Inc.	(17,590)	(64,238)	(3,509)	(0.0	)(a)

	(39,686)	(243,461)	(10,747)	(0.0	)(a)

Multiline Retail
Dollarama, Inc.	(1,921)	(64,626)	3,549	0.0	(a)

Multi-Utilities
Atco Ltd.	(2,069)	(72,731)	(38)	(0.0	)(a)
Canadian Utilities Ltd.	(2,337)	(68,153)	1,887	0.0	(a)

	(4,406)	(140,884)	1,849	0.0	(a)

Oil, Gas & Consumable Fuels
MEG Energy Corp.*	(18,202)	(69,928)	1,392	0.0	(a)
Vermilion Energy, Inc.	(4,748)	(62,725)	7,858	0.0	(a)

	(22,950)	(132,653)	9,250	0.0	(a)

Software
BlackBerry Ltd.*	(14,013)	(73,624)	(1,824)	(0.0	)(a)
Kinaxis, Inc.*	(1,144)	(73,056)	(1,803)	(0.0	)(a)

	(15,157)	(146,680)	(3,627)	(0.0	)(a)

Total Short Positions of Total Return Basket Swap	(122,308)	(912,679)	(17,911)	(0.1)

Total of Long and Short Positions of Total Return Basket Swap	(70,103)	365,756	(22,068)	(0.1)

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) (2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE
Goldman Sachs	The Fund receives the total return on a portfolio of short equity positions and pays or receives the net of one day FEDEF on short positions, plus or minus a specified spread (rates range from (2.36)% to (0.18)%), which is denominated in USD based on the local currencies of the positions within the swaps.	5/25/2028 – 11/1/2029	$(3,519,182)	$(133,798)	$(23,875)	$(157,673)

SEE NOTES TO FINANCIAL STATEMENTS.

100	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2019

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Short Positions

Common Stocks
Aerospace & Defense
Cubic Corp.	(797)	(58,771)	(4,431)	(0.0	)(a)
Kratos Defense & Security Solutions, Inc.*	(2,363)	(44,613)	153	0.0	(a)

	(3,160)	(103,384)	(4,278)	(0.0	)(a)

Air Freight & Logistics
Air Transport Services Group, Inc.*	(2,350)	(49,139)	(3,619)	(0.0	)(a)

Airlines
American Airlines Group, Inc.	(820)	(24,649)	(2,361)	(0.0	)(a)
Spirit Airlines, Inc.*	(1,945)	(73,054)	(190)	(0.0	)(a)

	(2,765)	(97,703)	(2,551)	(0.0	)(a)

Auto Components
Cooper-Standard Holdings, Inc.*	(288)	(9,176)	373	0.0	(a)
Veoneer, Inc.*	(56)	(891)	(66)	(0.0	)(a)

	(344)	(10,067)	307	0.0	(a)

Banks
SVB Financial Group*	(282)	(62,457)	(8,189)	(0.0	)(a)

Beverages
Coca-Cola Consolidated, Inc.	(33)	(9,054)	(71)	(0.0	)(a)
Constellation Brands, Inc.	(54)	(10,278)	128	0.0	(a)
MGP Ingredients, Inc.	(1,444)	(61,933)	3,798	0.0	(a)

	(1,531)	(81,265)	3,855	0.0	(a)

Capital Markets
Cboe Global Markets, Inc.	(422)	(48,593)	814	0.0	(a)
Charles Schwab Corp. (The)	(67)	(2,727)	(306)	(0.0	)(a)
Interactive Brokers Group, Inc.	(59)	(2,807)	(15)	(0.0	)(a)
WisdomTree Investments, Inc.	(6,709)	(34,283)	(3,623)	(0.0	)(a)

	(7,257)	(88,410)	(3,130)	(0.0	)(a)

Chemicals
Albemarle Corp.	(682)	(41,425)	3,219	0.0	(a)
Dow, Inc.	(996)	(50,288)	(5,548)	(0.0	)(a)
DuPont de Nemours, Inc.	(150)	(9,887)	(415)	(0.0	)(a)
GCP Applied Technologies, Inc.*	(1,192)	(24,627)	(2,432)	(0.0	)(a)
International Flavors & Fragrances, Inc.	(209)	(25,500)	(1,262)	(0.0	)(a)
Mosaic Co. (The)	(2,196)	(43,656)	(1,186)	(0.0	)(a)

	(5,425)	(195,383)	(7,624)	(0.0	)(a)

Commercial Services & Supplies
Brink’s Co. (The)	(111)	(9,431)	(303)	(0.0	)(a)
Stericycle, Inc.*	(132)	(7,603)	(1,069)	(0.0	)(a)
US Ecology, Inc.	(208)	(12,944)	(46)	(0.0	)(a)

	(451)	(29,978)	(1,418)	(0.0	)(a)

Communications Equipment
Infinera Corp.*	(493)	(2,756)	(217)	(0.0	)(a)
NETGEAR, Inc.*	(594)	(16,139)	(61)	(0.0	)(a)

	(1,087)	(18,895)	(278)	(0.0	)(a)

Construction Materials
Summit Materials, Inc.*	(1,024)	(23,480)	(297)	(0.0	)(a)

Containers & Packaging
AptarGroup, Inc.	(396)	(46,787)	(729)	(0.0	)(a)

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	101

JPMorgan Long/Short ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)

Short Positions — continued

Common Stocks — continued
Electric Utilities
Alliant Energy Corp.	(181)	(9,655)	(105)	(0.0	)(a)

Electrical Equipment
GrafTech International Ltd.	(3,665)	(44,273)	(3,445)	(0.0	)(a)
Vicor Corp.*	(1,911)	(69,465)	(9,651)	(0.1)

	(5,576)	(113,738)	(13,096)	(0.1)

Electronic Equipment, Instruments & Components
nLight, Inc.*	(1,631)	(21,790)	1,974	0.0	(a)
Trimble, Inc.*	(1,577)	(62,828)	(3,769)	(0.0	)(a)

	(3,208)	(84,618)	(1,795)	(0.0	)(a)

Energy Equipment & Services
Diamond Offshore Drilling, Inc.*	(8,154)	(43,135)	(1,875)	(0.0	)(a)
Nabors Industries Ltd.	(366)	(677)	(84)	(0.0	)(a)
Oil States International, Inc.*	(1,255)	(17,909)	(2,523)	(0.0	)(a)
US Silica Holdings, Inc.	(14,426)	(64,340)	9,668	0.0	(a)
Valaris plc	(7,995)	(32,859)	3,278	0.0	(a)

	(32,196)	(158,920)	8,464	0.0	(a)

Entertainment
Spotify Technology SA*	(81)	(11,688)	(2,574)	(0.0	)(a)

Equity Real Estate Investment Trusts (REITs)
Alexander & Baldwin, Inc.	(2,404)	(56,518)	1,370	0.0	(a)

Food Products
Archer-Daniels-Midland Co.	(1,751)	(73,612)	(2,528)	(0.0	)(a)
Hain Celestial Group, Inc. (The)*	(434)	(10,260)	(1,484)	(0.0	)(a)
Kraft Heinz Co. (The)	(1,006)	(32,524)	(5,423)	(0.0	)(a)

	(3,191)	(116,396)	(9,435)	(0.0	)(a)

Gas Utilities
Southwest Gas Holdings, Inc.	(660)	(57,618)	2,006	0.0	(a)

Health Care Equipment & Supplies
Avanos Medical, Inc.*	(32)	(1,409)	(154)	(0.0	)(a)
Glaukos Corp.*	(1,123)	(71,681)	642	0.0	(a)
Heska Corp.*	(264)	(21,389)	(2,225)	(0.0	)(a)
iRhythm Technologies, Inc.*	(753)	(50,316)	(2,538)	(0.0	)(a)
Penumbra, Inc.*	(360)	(56,149)	(4,774)	(0.1)
Tactile Systems Technology, Inc.*	(1,591)	(72,263)	(243)	(0.0	)(a)
ViewRay, Inc.*	(7,171)	(18,645)	(2,079)	(0.0	)(a)

	(11,294)	(291,852)	(11,371)	(0.1)

Health Care Providers & Services
Guardant Health, Inc.*	(196)	(13,622)	(1,752)	(0.0	)(a)
R1 RCM, Inc.*	(910)	(9,673)	(1,301)	(0.0	)(a)

	(1,106)	(23,295)	(3,053)	(0.0	)(a)

Health Care Technology
Evolent Health, Inc.*	(3,013)	(22,959)	(874)	(0.0	)(a)
Tabula Rasa HealthCare, Inc.*	(265)	(13,499)	156	0.0	(a)
Teladoc Health, Inc.*	(886)	(67,868)	(7,611)	(0.0	)(a)
Vocera Communications, Inc.*	(651)	(12,968)	648	0.0	(a)

	(4,815)	(117,294)	(7,681)	(0.0	)(a)

SEE NOTES TO FINANCIAL STATEMENTS.

102	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2019

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)

Short Positions — continued

Common Stocks — continued
Hotels, Restaurants & Leisure
Domino’s Pizza, Inc.	(197)	(53,509)	(3,320)	(0.0	)(a)
MGM Resorts International	(4)	(114)	(4)	(0.0	)(a)
Red Rock Resorts, Inc.	(1,425)	(31,036)	(2,280)	(0.0	)(a)
Shake Shack, Inc.*	(656)	(53,976)	5,090	0.0	(a)

	(2,282)	(138,635)	(514)	(0.0	)(a)

Household Durables
iRobot Corp.*	(300)	(14,418)	2,157	0.0	(a)
Mohawk Industries, Inc.*	(106)	(15,198)	(2,117)	(0.0	)(a)
Roku, Inc.*	(394)	(57,997)	(12,241)	(0.1)

	(800)	(87,613)	(12,201)	(0.1)

Insurance
Markel Corp.*	(53)	(62,063)	(1,386)	(0.0	)(a)

Interactive Media & Services
Cargurus, Inc.*	(424)	(14,242)	(2,082)	(0.0	)(a)
TrueCar, Inc.*	(3,793)	(12,441)	(739)	(0.0	)(a)
Zillow Group, Inc.*	(75)	(2,429)	(277)	(0.0	)(a)

	(4,292)	(29,112)	(3,098)	(0.0	)(a)

Internet & Direct Marketing Retail
Farfetch Ltd.*	(2,735)	(24,424)	(2,114)	(0.0	)(a)

Machinery
Deere & Co.	(91)	(15,847)	(577)	(0.0	)(a)
Evoqua Water Technologies Corp.*	(2,082)	(36,164)	(3,352)	(0.0	)(a)
Trinity Industries, Inc.	(3,663)	(72,454)	208	0.0	(a)
Wabtec Corp.	(224)	(15,539)	(988)	(0.0	)(a)

	(6,060)	(140,004)	(4,709)	(0.0	)(a)

Marine
Kirby Corp.*	(761)	(60,241)	533	0.0	(a)

Media
Altice USA, Inc.*	(2,143)	(66,326)	(5,786)	(0.0	)(a)

Metals & Mining
Century Aluminum Co.*	(1,675)	(9,765)	544	0.0	(a)
Coeur Mining, Inc.*	(1,487)	(8,208)	(401)	(0.0	)(a)
Constellium SE*	(3,386)	(45,136)	(2,065)	(0.0	)(a)
Hecla Mining Co.	(776)	(1,785)	(241)	(0.0	)(a)
United States Steel Corp.	(5,026)	(57,849)	(6,886)	(0.0	)(a)

	(12,350)	(122,743)	(9,049)	(0.0	)(a)

Oil, Gas & Consumable Fuels
Antero Resources Corp.*	(25,997)	(64,992)	8,431	0.0	(a)
Cheniere Energy, Inc.*	(44)	(2,708)	(9)	(0.0	)(a)
Golar LNG Ltd.	(1,502)	(20,683)	811	0.0	(a)
Matador Resources Co.*	(2,882)	(40,089)	346	0.0	(a)
SM Energy Co.	(754)	(5,911)	188	0.0	(a)

	(31,179)	(134,383)	9,767	0.0	(a)

Pharmaceuticals
Aerie Pharmaceuticals, Inc.*	(983)	(21,813)	(4,394)	(0.0	)(a)
Intersect ENT, Inc.*	(2,337)	(41,646)	(841)	(0.0	)(a)
Revance Therapeutics, Inc.*	(711)	(11,134)	(2,844)	(0.0	)(a)
Theravance Biopharma, Inc.*	(4,449)	(71,718)	6,411	0.0	(a)

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	103

JPMorgan Long/Short ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)

Short Positions — continued

Common Stocks — continued
Pharmaceuticals — continued
WaVe Life Sciences Ltd.*	(1,424)	(36,013)	(8,729)	(0.1)
Zogenix, Inc.*	(842)	(37,595)	(3,739)	(0.0	)(a)

	(10,746)	(219,919)	(14,136)	(0.1)

Road & Rail
JB Hunt Transport Services, Inc.	(96)	(11,286)	(958)	(0.0	)(a)

Semiconductors & Semiconductor Equipment
Cohu, Inc.	(3,701)	(61,511)	(10,659)	(0.1)
Cree, Inc.*	(925)	(44,150)	(92)	(0.0	)(a)
MACOM Technology Solutions Holdings, Inc.*	(842)	(19,147)	(1,154)	(0.0	)(a)
NVIDIA Corp.	(226)	(45,430)	(4,066)	(0.0	)(a)

	(5,694)	(170,238)	(15,971)	(0.1)

Software
Appian Corp.*	(293)	(13,079)	1,184	0.0	(a)
Avalara, Inc.*	(718)	(50,978)	287	0.0	(a)
Benefitfocus, Inc.*	(559)	(12,709)	310	0.0	(a)
FireEye, Inc.*	(3,445)	(54,569)	(3,548)	(0.0	)(a)
Instructure, Inc.*	(305)	(14,253)	(1,443)	(0.0	)(a)
RingCentral, Inc.*	(56)	(9,045)	26	0.0	(a)
Yext, Inc.*	(728)	(11,983)	(1,099)	(0.0	)(a)

	(6,104)	(166,616)	(4,283)	(0.0	)(a)

Specialty Retail
CarMax, Inc.*	(6)	(559)	(35)	(0.0	)(a)
Carvana Co.*	(142)	(11,513)	(1,678)	(0.0	)(a)
Floor & Decor Holdings, Inc.*	(418)	(19,157)	633	0.0	(a)
National Vision Holdings, Inc.*	(823)	(19,588)	(436)	(0.0	)(a)

	(1,389)	(50,817)	(1,516)	(0.0	)(a)

Tobacco
Vector Group Ltd.	(3,993)	(48,715)	(3,793)	(0.0	)(a)

Trading Companies & Distributors
MRC Global, Inc.*	(6,127)	(69,603)	427	0.0	(a)

Water Utilities
Aqua America, Inc.	(1,498)	(67,904)	210	0.0	(a)

Total Short Positions of Total Return Basket Swap	(189,086)	(3,519,182)	(133,798)	(0.5)

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) (2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE
Goldman Sachs	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the net of one day EONIA and one month EURIBOR on long positions and short positions respectively, plus or minus a specified spread (rates range from (8.75)% to 0.23%), which is denominated in EUR based on the local currencies of the positions within the swaps.	5/25/2028 – 11/1/2029	$(473,595)	$48,239	$10,457	$58,696

SEE NOTES TO FINANCIAL STATEMENTS.

104	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2019

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Long Positions

Common Stocks
Air Freight & Logistics
Bollore SA	24,470	106,013	8,186	0.0	(a)

Automobiles
Peugeot SA	785	19,881	593	0.0	(a)

Chemicals
Covestro AG (b)	272	13,062	(99)	(0.0	)(a)
Koninklijke DSM NV	181	21,482	88	0.0	(a)

	453	34,544	(11)	(0.0	)(a)

Commercial Services & Supplies
Edenred	495	26,090	2,703	0.0	(a)
SPIE SA	620	13,086	565	0.0	(a)

	1,115	39,176	3,268	0.0	(a)

Construction & Engineering
ACS Actividades de Construccion y Servicios SA	1,829	74,217	2,589	0.0	(a)
Eiffage SA	235	25,240	810	0.0	(a)
HOCHTIEF AG	687	85,836	6,884	0.1
Koninklijke BAM Groep NV	20,712	52,585	585	0.0	(a)
Vinci SA	904	101,426	3,477	0.0	(a)

	24,367	339,304	14,345	0.1

Construction Materials
HeidelbergCement AG	103	7,636	545	0.0	(a)

Diversified Financial Services
Banca IFIS SpA	5,591	94,853	3,467	0.0	(a)

Diversified Telecommunication Services
Deutsche Telekom AG (Registered)	1,163	20,464	610	0.0	(a)
Elisa OYJ	1,838	100,384	483	0.0	(a)
Koninklijke KPN NV	4,144	12,864	(675)	(0.0	)(a)
Telefonica SA	3,178	24,405	(22)	(0.0	)(a)

	10,323	158,117	396	0.0	(a)

Electric Utilities
EDP — Energias de Portugal SA	23,989	98,816	2,638	0.0	(a)
Endesa SA	610	16,613	639	0.0	(a)
Enel SpA	1,573	12,192	318	0.0	(a)
Verbund AG	222	12,027	409	0.0	(a)

	26,394	139,648	4,004	0.0	(a)

Electrical Equipment
Signify NV (b)	959	28,099	2,442	0.0	(a)

Energy Equipment & Services
SBM Offshore NV	2,662	45,908	1,830	0.0	(a)

Food & Staples Retailing
Koninklijke Ahold Delhaize NV	3,132	78,050	(474)	(0.0	)(a)

Food Products
Danone SA	122	10,107	(593)	(0.0	)(a)

Gas Utilities
Italgas SpA	12,964	83,458	1,043	0.0	(a)
Snam SpA	5,090	26,132	288	0.0	(a)

	18,054	109,590	1,331	0.0	(a)

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	105

JPMorgan Long/Short ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)

Long Positions — continued

Common Stocks — continued
Health Care Equipment & Supplies
Koninklijke Philips NV	367	16,102	562	0.0	(a)

Insurance
ASR Nederland NV	674	24,708	(101)	(0.0	)(a)
Assicurazioni Generali SpA	4,519	91,634	1,559	0.0	(a)
AXA SA	451	11,939	487	0.0	(a)
Unipol Gruppo SpA	2,298	12,825	396	0.0	(a)
UnipolSai Assicurazioni SpA	29,410	82,082	3,345	0.0	(a)

	37,352	223,188	5,686	0.0	(a)

Machinery
Kone OYJ	1,669	106,275	9,352	0.1
Valmet OYJ	1,267	28,356	3,758	0.0	(a)

	2,936	134,631	13,110	0.1

Media
ProSiebenSat.1 Media SE	1,796	26,521	1,259	0.0	(a)
Publicis Groupe SA	1,020	43,899	(4,417)	(0.0	)(a)

	2,816	70,420	(3,158)	(0.0	)(a)

Multi-Utilities
A2A SpA	7,214	14,482	1,024	0.0	(a)
Iren SpA	32,860	101,957	1,913	0.0	(a)
RWE AG	426	12,982	92	0.0	(a)
Veolia Environnement SA	3,840	101,083	3,030	0.0	(a)

	44,340	230,504	6,059	0.0	(a)

Oil, Gas & Consumable Fuels
Eni SpA	1,424	21,604	(126)	(0.0	)(a)
Neste OYJ	602	21,752	2,257	0.0	(a)
OMV AG	215	12,569	875	0.0	(a)
Repsol SA	1,068	17,600	549	0.0	(a)

	3,309	73,525	3,555	0.0	(a)

Pharmaceuticals
Ipsen SA	308	32,829	2,940	0.0	(a)
UCB SA	1,365	110,017	11,943	0.1

	1,673	142,846	14,883	0.1

Semiconductors & Semiconductor Equipment
Dialog Semiconductor plc*	313	14,079	(787)	(0.0	)(a)

Textiles, Apparel & Luxury Goods
adidas AG	37	11,424	(74)	(0.0	)(a)
Christian Dior SE	125	61,745	(305)	(0.0	)(a)
Kering SA	20	11,380	1,052	0.0	(a)

	182	84,549	673	0.0	(a)

Transportation Infrastructure
Aena SME SA (b)	131	24,047	(378)	(0.0	)(a)

Total Long Positions of Total Return Basket Swap	211,949	2,224,817	79,534	0.3

SEE NOTES TO FINANCIAL STATEMENTS.

106	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2019

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)

Short Positions

Common Stocks
Aerospace & Defense
Thales SA	(754)	(73,711)	6,659	0.0	(a)

Air Freight & Logistics
PostNL NV	(35,095)	(80,635)	(7,089)	(0.0	)(a)

Automobiles
Bayerische Motoren Werke AG	(820)	(62,791)	(4,921)	(0.0	)(a)
Daimler AG (Registered)	(276)	(16,133)	(2,099)	(0.0	)(a)

	(1,096)	(78,924)	(7,020)	(0.0	)(a)

Banks
Bankia SA	(12,378)	(23,615)	(50)	(0.0	)(a)
FinecoBank Banca Fineco SpA	(1,438)	(16,211)	(935)	(0.0	)(a)

	(13,816)	(39,826)	(985)	(0.0	)(a)

Chemicals
BASF SE	(796)	(60,511)	(4,563)	(0.1)
Umicore SA	(1,504)	(62,085)	(2,740)	(0.0	)(a)
Wacker Chemie AG	(370)	(28,987)	(2,811)	(0.0	)(a)

	(2,670)	(151,583)	(10,114)	(0.1)

Communications Equipment
Nokia OYJ	(20,381)	(74,819)	17,656	0.0	(a)

Construction & Engineering
Bouygues SA	(1,499)	(63,585)	(238)	(0.0	)(a)
Ferrovial SA	(2,477)	(73,079)	(1,774)	(0.0	)(a)

	(3,976)	(136,664)	(2,012)	(0.0	)(a)

Diversified Financial Services
Groupe Bruxelles Lambert SA	(740)	(74,337)	(2,480)	(0.0	)(a)
Wendel SA	(523)	(74,160)	(2,164)	(0.0	)(a)

	(1,263)	(148,497)	(4,644)	(0.0	)(a)

Diversified Telecommunication Services
Cellnex Telecom SA* (b)	(1,630)	(70,332)	3,014	0.0	(a)
Iliad SA	(363)	(37,620)	(3,082)	(0.0	)(a)
Masmovil Ibercom SA*	(2,836)	(65,664)	9,214	0.0	(a)
United Internet AG (Registered)	(2,326)	(70,218)	14,350	0.1

	(7,155)	(243,834)	23,496	0.1

Electric Utilities
Fortum OYJ	(2,843)	(69,476)	(3,123)	(0.0	)(a)

Electrical Equipment
Prysmian SpA	(3,405)	(78,766)	(4,310)	(0.0	)(a)

Energy Equipment & Services
Tenaris SA	(5,928)	(60,139)	1,423	0.0	(a)

Food Products
Kerry Group plc	(569)	(68,791)	(1,936)	(0.0	)(a)

Gas Utilities
Rubis SCA	(164)	(9,510)	(180)	(0.0	)(a)

Health Care Providers & Services
Orpea	(580)	(69,857)	1,763	0.0	(a)

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	107

JPMorgan Long/Short ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)

Short Positions — continued

Common Stocks — continued
Hotels, Restaurants & Leisure
Accor SA	(1,384)	(59,531)	(1,912)	(0.0	)(a)
Autogrill SpA	(5,802)	(57,363)	167	0.0	(a)
Elior Group SA(b)	(1,466)	(18,986)	418	0.0	(a)
Flutter Entertainment plc	(516)	(53,302)	(3,170)	(0.0	)(a)

	(9,168)	(189,182)	(4,497)	(0.0	)(a)

Industrial Conglomerates
Rheinmetall AG	(549)	(66,213)	3,427	0.0	(a)

Internet & Direct Marketing Retail
Delivery Hero SE* (b)	(1,304)	(61,187)	(3,290)	(0.0	)(a)
Rocket Internet SE* (b)	(2,487)	(66,043)	200	0.0	(a)
Zalando SE* (b)	(1,012)	(43,878)	2,459	0.0	(a)

	(4,803)	(171,108)	(631)	(0.0	)(a)

Life Sciences Tools & Services
Eurofins Scientific SE	(19)	(9,633)	45	0.0	(a)

Machinery
ANDRITZ AG	(666)	(29,948)	(3,156)	(0.0	)(a)
Fincantieri SpA	(59,157)	(62,425)	(3,540)	(0.0	)(a)
GEA Group AG	(1,582)	(48,362)	(4,525)	(0.0	)(a)
Konecranes OYJ	(2,469)	(76,249)	(3,675)	(0.0	)(a)
Metso OYJ	(2,045)	(77,417)	(4,637)	(0.1)

	(65,919)	(294,401)	(19,533)	(0.1)

Media
Altice Europe NV*	(4,939)	(28,260)	(757)	(0.0	)(a)
JCDecaux SA	(2,730)	(74,626)	(2,666)	(0.0	)(a)

	(7,669)	(102,886)	(3,423)	(0.0	)(a)

Metals & Mining
AMG Advanced Metallurgical Group NV	(1,757)	(43,228)	4,753	0.0	(a)
ArcelorMittal	(3,702)	(55,045)	(2,557)	(0.0	)(a)
thyssenkrupp AG	(813)	(11,594)	(283)	(0.0	)(a)

	(6,272)	(109,867)	1,913	0.0	(a)

Semiconductors & Semiconductor Equipment
AIXTRON SE*	(4,914)	(44,925)	3,488	0.0	(a)
Infineon Technologies AG	(1,766)	(34,205)	(2,338)	(0.0	)(a)
SOITEC*	(636)	(70,152)	(4,328)	(0.0	)(a)

	(7,316)	(149,282)	(3,178)	(0.0	)(a)

Technology Hardware, Storage & Peripherals
S&T AG	(2,713)	(57,858)	(3,625)	(0.0	)(a)

Trading Companies & Distributors
Rexel SA	(5,778)	(71,633)	(8,343)	(0.0	)(a)

Transportation Infrastructure
Aeroports de Paris	(373)	(70,940)	(3,565)	(0.0	)(a)
Getlink SE	(740)	(12,396)	(1,170)	(0.0	)(a)

	(1,113)	(83,336)	(4,735)	(0.0	)(a)

Wireless Telecommunication Services
1&1 Drillisch AG	(298)	(7,981)	1,701	0.0	(a)

Total Short Positions of Total Return Basket Swap	(211,312)	(2,698,412)	(31,295)	(0.1)

Total of Long and Short Positions of Total Return Basket Swap	637	(473,595)	48,239	0.2

SEE NOTES TO FINANCIAL STATEMENTS.

108	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2019

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) (2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE
Goldman Sachs	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the net of one day LIBOR and one month LIBOR on long positions and short positions respectively, plus or minus a specified spread (rates range from (0.55)% to 0.18%), which is denominated in CHF based on the local currencies of the positions within the swaps.	5/26/2028 – 11/1/2029	$265,055	$(5,915)	$(2,805)	$(8,720)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Long Positions

Common Stocks
Diversified Telecommunication Services
Sunrise Communications Group AG* (b)	1,283	99,824	1,008	0.0	(a)

Electronic Equipment, Instruments & Components
Landis+Gyr Group AG*	104	9,657	62	0.0	(a)

Health Care Equipment & Supplies
Sonova Holding AG (Registered)	356	81,694	654	0.0	(a)

Machinery
OC Oerlikon Corp. AG (Registered)	3,755	38,535	1,575	0.0	(a)

Pharmaceuticals
Roche Holding AG	267	79,600	2,560	0.0	(a)

Professional Services
Adecco Group AG (Registered)	1,655	98,383	45	0.0	(a)

Real Estate Management & Development
PSP Swiss Property AG (Registered)	731	96,759	803	0.0	(a)

Total Long Positions of Total Return Basket Swap	8,151	504,452	6,707	0.0	(a)

Short Positions

Common Stocks
Chemicals
Givaudan SA (Registered)	(21)	(61,697)	(2,167)	(0.0	)(a)
Sika AG (Registered)	(84)	(14,440)	(1,387)	(0.0	)(a)

	(105)	(76,137)	(3,554)	(0.0	)(a)

Electrical Equipment
ABB Ltd. (Registered)	(869)	(18,249)	(2,269)	(0.0	)(a)

Marine
Kuehne + Nagel International AG (Registered)	(476)	(76,901)	(5,019)	(0.0	)(a)

Pharmaceuticals
Vifor Pharma AG	(65)	(10,236)	(52)	(0.0	)(a)

Semiconductors & Semiconductor Equipment
ams AG*	(1,288)	(57,874)	(1,728)	(0.0	)(a)

Total Short Positions of Total Return Basket Swap	(2,803)	(239,397)	(12,622)	0.0	(a)

Total of Long and Short Positions of Total Return Basket Swap	5,348	265,055	(5,915)	0.0	(a)

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	109

JPMorgan Long/Short ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) (2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE
Goldman Sachs	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the net of one day BOJ TONAR and one month LIBOR on long positions and short positions respectively, plus or minus a specified spread (rates range from (2.50)% to 0.28%), which is denominated in JPY based on the local currencies of the positions within the swaps.	5/26/2028 – 11/2/2029	$2,117,578	$5,164	$25,968	$31,132

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Long Positions

Common Stocks
Airlines
Japan Airlines Co. Ltd.	3,100	96,602	2,773	0.0	(a)

Auto Components
TS Tech Co. Ltd.	2,100	67,257	4,698	0.0	(a)
Yokohama Rubber Co. Ltd. (The)	3,600	80,407	8,535	0.1

	5,700	147,664	13,233	0.1

Beverages
Asahi Group Holdings Ltd.	1,900	95,147	(744)	(0.0	)(a)
Suntory Beverage & Food Ltd.	2,100	89,777	310	0.0	(a)

	4,000	184,924	(434)	(0.0	)(a)

Chemicals
DIC Corp.*	2,900	83,071	2,966	0.0	(a)
Kureha Corp.	1,300	83,088	5,640	0.0	(a)
Mitsui Chemicals, Inc.	3,500	83,235	5,274	0.0	(a)
Showa Denko KK	2,900	81,365	5,732	0.0	(a)
Teijin Ltd.	4,600	92,177	3,795	0.0	(a)
Tokuyama Corp.	3,100	82,813	9,652	0.1
Zeon Corp.	6,500	74,046	(9,071)	(0.0	)(a)

	24,800	579,795	23,988	0.1

Commercial Services & Supplies
Dai Nippon Printing Co. Ltd.	3,700	98,822	4,417	0.0	(a)
Sohgo Security Services Co. Ltd.	1,800	97,772	4,902	0.0	(a)

	5,500	196,594	9,319	0.0	(a)

Construction & Engineering
Hazama Ando Corp.	12,100	93,752	6,311	0.0	(a)
Kyowa Exeo Corp.	4,000	101,768	7,114	0.1
Kyudenko Corp.	2,800	91,494	862	0.0	(a)

	18,900	287,014	14,287	0.1

Construction Materials
Sumitomo Osaka Cement Co. Ltd.	1,900	82,939	2,146	0.0	(a)
Taiheiyo Cement Corp.	2,900	82,038	5,823	0.0	(a)

	4,800	164,977	7,969	0.0	(a)

Containers & Packaging
Rengo Co. Ltd.	11,600	84,112	2,247	0.0	(a)

SEE NOTES TO FINANCIAL STATEMENTS.

110	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2019

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)

Long Positions — continued

Common Stocks — continued
Diversified Financial Services
Mitsubishi UFJ Lease & Finance Co. Ltd.	14,900	91,471	3,550	0.0	(a)

Diversified Telecommunication Services
Nippon Telegraph & Telephone Corp.	300	14,893	(75)	(0.0	)(a)

Electronic Equipment, Instruments & Components
Hitachi Ltd.	2,400	89,574	2,153	0.0	(a)
Japan Aviation Electronics Industry Ltd.	5,700	106,184	18,855	0.1

	8,100	195,758	21,008	0.1

Entertainment
Akatsuki, Inc.*	1,500	83,593	(8,999)	(0.0	)(a)
Capcom Co. Ltd.	3,500	82,613	(9,645)	(0.0	)(a)
GungHo Online Entertainment, Inc.*	4,380	94,864	4,892	0.0	(a)

	9,380	261,070	(13,752)	(0.0	)(a)

Food & Staples Retailing
Lawson, Inc.	1,700	93,783	3,244	0.0	(a)

Food Products
Morinaga & Co. Ltd.*	1,900	93,859	582	0.0	(a)

Health Care Providers & Services
Alfresa Holdings Corp.	4,200	93,781	1,614	0.0	(a)
Medipal Holdings Corp.	4,000	91,390	3,012	0.0	(a)
Suzuken Co. Ltd.	1,800	96,109	409	0.0	(a)

	10,000	281,280	5,035	0.0	(a)

Hotels, Restaurants & Leisure
Round One Corp.	6,900	88,972	(8,252)	(0.0	)(a)
Sushiro Global Holdings Ltd.	1,300	89,379	(2,008)	(0.0	)(a)

	8,200	178,351	(10,260)	(0.0	)(a)

Household Durables
Sekisui House Ltd.	4,100	88,414	(502)	(0.0	)(a)

Insurance
MS&AD Insurance Group Holdings, Inc.	3,100	100,103	(758)	(0.0	)(a)

IT Services
Nihon Unisys Ltd.	2,800	92,427	111	0.0	(a)
Otsuka Corp.*	2,500	100,795	5,725	0.0	(a)
TIS, Inc.	1,500	90,950	101	0.0	(a)

	6,800	284,172	5,937	0.0	(a)

Leisure Products
Bandai Namco Holdings, Inc.	1,400	86,085	204	0.0	(a)
Tomy Co. Ltd.	8,200	88,923	(91)	(0.0	)(a)

	9,600	175,008	113	0.0	(a)

Machinery
Amada Holdings Co. Ltd.	8,400	95,660	6,389	0.0	(a)
DMG Mori Co. Ltd.	6,400	103,617	12,744	0.1
Ebara Corp.*	3,200	94,676	8,955	0.0	(a)
Glory Ltd.	3,300	97,161	(525)	(0.0	)(a)
MINEBEA MITSUMI, Inc.	5,500	104,454	11,725	0.1
Mitsubishi Heavy Industries Ltd.	2,300	93,080	3,463	0.0	(a)
Shinmaywa Industries Ltd.	8,100	99,784	411	0.0	(a)

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	111

JPMorgan Long/Short ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)

Long Positions — continued

Common Stocks — continued
Machinery — continued
Takeuchi Manufacturing Co. Ltd.	5,900	92,195	1,048	0.0	(a)
THK Co. Ltd.	3,600	103,519	11,570	0.0	(a)

	46,700	884,146	55,780	0.2

Media
Hakuhodo DY Holdings, Inc.	6,500	96,998	5,562	0.0	(a)

Metals & Mining
Mitsubishi Materials Corp.	2,900	83,390	6,372	0.1
Tokyo Steel Manufacturing Co. Ltd.	10,300	82,922	3,924	0.0	(a)

	13,200	166,312	10,296	0.1

Oil, Gas & Consumable Fuels
Cosmo Energy Holdings Co. Ltd.	4,500	96,230	3,801	0.0	(a)

Paper & Forest Products
Oji Holdings Corp.	15,900	82,207	5,601	0.0	(a)

Pharmaceuticals
Astellas Pharma, Inc.	3,700	63,502	10,411	0.1
Kaken Pharmaceutical Co. Ltd.	2,100	102,960	7,126	0.0	(a)
Kyowa Hakko Kirin Co. Ltd.	5,100	93,840	1,887	0.0	(a)
Sawai Pharmaceutical Co. Ltd.	1,800	101,569	9,991	0.0	(a)
Shionogi & Co. Ltd.	500	30,012	2,734	0.0	(a)
Sumitomo Dainippon Pharma Co. Ltd.	5,800	101,228	6,412	0.0	(a)

	19,000	493,111	38,561	0.1

Professional Services
Meitec Corp.	1,900	99,048	4,706	0.0	(a)
TechnoPro Holdings, Inc.*	1,600	98,409	2,658	0.0	(a)
UT Group Co. Ltd.	4,200	104,326	16,141	0.1

	7,700	301,783	23,505	0.1

Real Estate Management & Development
SAMTY Co. Ltd.*	5,300	99,859	3,207	0.0	(a)

Road & Rail
Sankyu, Inc.	1,800	91,514	(4,335)	(0.0	)(a)
Seino Holdings Co. Ltd.	7,500	96,435	2,169	0.0	(a)

	9,300	187,949	(2,166)	(0.0	)(a)

Semiconductors & Semiconductor Equipment
Optorun Co. Ltd.*	3,000	90,483	3,211	0.0	(a)

Specialty Retail
ABC-Mart, Inc.	1,200	82,278	4,686	0.0	(a)

Technology Hardware, Storage & Peripherals
Brother Industries Ltd.	1,500	28,191	1,381	0.0	(a)
FUJIFILM Holdings Corp.	2,200	96,585	2,118	0.0	(a)

	3,700	124,776	3,499	0.0	(a)

Trading Companies & Distributors
ITOCHU Corp.	800	16,726	510	0.0	(a)
Kanamoto Co. Ltd.	3,800	101,590	7,066	0.0	(a)

	4,600	118,316	7,576	0.0	(a)

Transportation Infrastructure
Kamigumi Co. Ltd.	4,200	94,967	(561)	(0.0	)(a)

SEE NOTES TO FINANCIAL STATEMENTS.

112	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2019

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)

Long Positions — continued

Common Stocks — continued
Wireless Telecommunication Services
KDDI Corp.	3,200	88,548	874	0.0	(a)
NTT DOCOMO, Inc.	200	5,483	200	0.0	(a)

	3,400	94,031	1,074	0.0	(a)

Total Long Positions of Total Return Basket Swap	304,680	6,613,290	251,136	0.9

Short Positions

Common Stocks
Auto Components
NGK Spark Plug Co. Ltd.	(3,000)	(60,822)	(5,414)	(0.0	)(a)
Toyo Tire Corp.	(4,500)	(62,767)	(8,158)	(0.1)

	(7,500)	(123,589)	(13,572)	(0.1)

Automobiles
Mitsubishi Motors Corp.	(1,500)	(6,849)	53	0.0	(a)
Nissan Motor Co. Ltd.	(10,300)	(64,999)	(1,943)	(0.0	)(a)

	(11,800)	(71,848)	(1,890)	(0.0	)(a)

Banks
Bank of Kyoto Ltd. (The)	(1,700)	(67,287)	(4,672)	(0.0	)(a)

Beverages
Coca-Cola Bottlers Japan Holdings, Inc.	(3,000)	(68,112)	12	0.0	(a)

Building Products
TOTO Ltd.	(1,800)	(73,486)	(6,187)	(0.0	)(a)

Capital Markets
Nomura Holdings, Inc.	(15,900)	(72,265)	(3,335)	(0.0	)(a)

Chemicals
Air Water, Inc.	(3,300)	(61,779)	(2,323)	(0.0	)(a)
JSR Corp.	(3,300)	(61,954)	(8,857)	(0.1)
Kuraray Co. Ltd.	(5,100)	(60,676)	105	0.0	(a)
Taiyo Nippon Sanso Corp.	(2,600)	(60,865)	(5,542)	(0.0	)(a)
Toray Industries, Inc.	(3,300)	(23,322)	1,522	0.0	(a)

	(17,600)	(268,596)	(15,095)	(0.1)

Construction & Engineering
JGC Holdings Corp.	(2,300)	(33,266)	(3,683)	(0.0	)(a)
Maeda Corp.	(7,800)	(72,390)	666	0.0	(a)
SHO-BOND Holdings Co. Ltd.*	(1,900)	(73,740)	(5,526)	(0.0	)(a)

	(12,000)	(179,396)	(8,543)	(0.0	)(a)

Consumer Finance
Aiful Corp.*	(3,700)	(8,615)	(528)	(0.0	)(a)

Electrical Equipment
Fujikura Ltd.	(11,900)	(55,217)	(8,326)	(0.0	)(a)
Mabuchi Motor Co. Ltd.	(1,800)	(72,930)	(9,050)	(0.1)
Nidec Corp.	(500)	(73,613)	(6,292)	(0.0	)(a)

	(14,200)	(201,760)	(23,668)	(0.1)

Electronic Equipment, Instruments & Components
Keyence Corp.	(100)	(63,229)	(3,471)	(0.0	)(a)
Murata Manufacturing Co. Ltd.	(600)	(32,669)	(1,106)	(0.0	)(a)
Shimadzu Corp.	(2,800)	(74,777)	(7,014)	(0.1)

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	113

JPMorgan Long/Short ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)

Short Positions — continued

Common Stocks — continued
Electronic Equipment, Instruments & Components — continued
TDK Corp.	(700)	(69,072)	(4,985)	(0.0	)(a)
Yaskawa Electric Corp.	(1,900)	(72,272)	(4,757)	(0.0	)(a)

	(6,100)	(312,019)	(21,333)	(0.1)

Entertainment
Square Enix Holdings Co. Ltd.	(1,500)	(71,382)	(134)	(0.0	)(a)

Food & Staples Retailing
Aeon Co. Ltd.	(1,200)	(24,144)	(604)	(0.0	)(a)
Cosmos Pharmaceutical Corp.	(400)	(82,604)	(375)	(0.0	)(a)
Kusuri no Aoki Holdings Co. Ltd.*	(900)	(67,120)	(3,338)	(0.0	)(a)

	(2,500)	(173,868)	(4,317)	(0.0	)(a)

Food Products
Kikkoman Corp.	(1,500)	(72,154)	(2,411)	(0.0	)(a)
Yamazaki Baking Co. Ltd.*	(3,900)	(66,490)	2,400	0.0	(a)

	(5,400)	(138,644)	(11)	(0.0	)(a)

Gas Utilities
Nippon Gas Co. Ltd.	(2,300)	(65,103)	3,558	0.0	(a)

Health Care Equipment & Supplies
Asahi Intecc Co., Ltd.	(2,700)	(74,292)	(959)	(0.0	)(a)

Hotels, Restaurants & Leisure
HIS Co. Ltd.	(1,100)	(28,546)	(655)	(0.0	)(a)
Kyoritsu Maintenance Co. Ltd.	(600)	(26,542)	(1,367)	(0.0	)(a)
Toridoll Holdings Corp.	(2,900)	(66,230)	1,355	0.0	(a)

	(4,600)	(121,318)	(667)	(0.0	)(a)

Household Durables
Panasonic Corp.	(6,600)	(55,469)	(2,787)	(0.0	)(a)
Sharp Corp.*	(2,300)	(26,384)	(1,520)	(0.0	)(a)

	(8,900)	(81,853)	(4,307)	(0.0	)(a)

Household Products
Pigeon Corp.	(1,600)	(78,109)	(10,846)	(0.1)

Industrial Conglomerates
Keihan Holdings Co. Ltd.	(1,600)	(75,547)	533	0.0	(a)
Toshiba Corp.	(300)	(10,259)	(146)	(0.0	)(a)

	(1,900)	(85,806)	387	0.0	(a)

Interactive Media & Services
LINE Corp.*	(1,200)	(44,144)	(353)	(0.0	)(a)

IT Services
GMO Payment Gateway, Inc.	(900)	(66,329)	(1,722)	(0.0	)(a)

Leisure Products
Sega Sammy Holdings, Inc.	(1,200)	(16,888)	384	0.0	(a)

Machinery
CKD Corp.	(5,100)	(71,599)	(6,731)	(0.0	)(a)
Daifuku Co. Ltd.	(1,300)	(68,980)	(1,671)	(0.0	)(a)
FANUC Corp.	(100)	(19,725)	(1,932)	(0.0	)(a)
Hino Motors Ltd.	(8,500)	(80,362)	(11,343)	(0.1)
Hitachi Construction Machinery Co. Ltd.	(2,800)	(72,274)	(7,956)	(0.0	)(a)
IHI Corp.	(800)	(19,715)	(2,091)	(0.0	)(a)

SEE NOTES TO FINANCIAL STATEMENTS.

114	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2019

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)

Short Positions — continued

Common Stocks — continued
Machinery — continued
Komatsu Ltd.	(3,100)	(72,586)	(4,104)	(0.0	)(a)
Makita Corp.	(2,400)	(80,714)	(11,092)	(0.1)
MISUMI Group, Inc.	(2,900)	(72,902)	(8,107)	(0.0	)(a)
Nabtesco Corp.	(2,200)	(70,037)	(3,066)	(0.0	)(a)
NGK Insulators Ltd.	(4,800)	(73,741)	(5,563)	(0.0	)(a)
NTN Corp.	(22,900)	(71,003)	(633)	(0.0	)(a)
SMC Corp.	(200)	(86,408)	(353)	(0.0	)(a)

	(57,100)	(860,046)	(64,642)	(0.2)

Marine
Kawasaki Kisen Kaisha Ltd.*	(3,000)	(44,640)	(6,814)	(0.0	)(a)
Nippon Yusen KK	(1,500)	(26,947)	(1,527)	(0.0	)(a)

	(4,500)	(71,587)	(8,341)	(0.0	)(a)

Metals & Mining
Hitachi Metals Ltd.	(5,400)	(67,772)	(7,977)	(0.0	)(a)
Kobe Steel Ltd.	(800)	(4,301)	(155)	(0.0	)(a)

	(6,200)	(72,073)	(8,132)	(0.0	)(a)

Multiline Retail
Isetan Mitsukoshi Holdings Ltd.	(8,000)	(63,801)	391	0.0	(a)
Marui Group Co. Ltd.	(600)	(13,338)	(616)	(0.0	)(a)
Pan Pacific International Holdings Corp.	(1,400)	(22,038)	48	0.0	(a)
Ryohin Keikaku Co. Ltd.	(2,600)	(57,882)	(9,903)	(0.1)
Takashimaya Co. Ltd.	(4,000)	(46,432)	(2,114)	(0.0	)(a)

	(16,600)	(203,491)	(12,194)	(0.1)

Personal Products
Kose Corp.	(400)	(70,918)	(1,531)	(0.0	)(a)
Shiseido Co. Ltd.	(900)	(74,203)	(2,508)	(0.0	)(a)

	(1,300)	(145,121)	(4,039)	(0.0	)(a)

Road & Rail
Keisei Electric Railway Co. Ltd.	(1,700)	(69,505)	494	0.0	(a)
Kyushu Railway Co.	(2,200)	(72,683)	22	0.0	(a)
Nankai Electric Railway Co. Ltd.	(2,200)	(57,171)	(550)	(0.0	)(a)
Nippon Express Co. Ltd.	(300)	(17,117)	(1,718)	(0.0	)(a)
Odakyu Electric Railway Co. Ltd.	(2,900)	(70,592)	(241)	(0.0	)(a)
Tokyu Corp.	(400)	(7,566)	47	0.0	(a)

	(9,700)	(294,634)	(1,946)	(0.0	)(a)

Semiconductors & Semiconductor Equipment
Disco Corp.	(300)	(65,471)	(7,095)	(0.0	)(a)
Rohm Co. Ltd.	(800)	(63,383)	(1,801)	(0.0	)(a)
SCREEN Holdings Co. Ltd.*	(1,100)	(76,367)	(9,172)	(0.1)

	(2,200)	(205,221)	(18,068)	(0.1)

Technology Hardware, Storage & Peripherals
Seiko Epson Corp.	(3,400)	(48,080)	(2,796)	(0.0	)(a)

Textiles, Apparel & Luxury Goods
Asics Corp.	(3,300)	(56,655)	(2,303)	(0.0	)(a)

Transportation Infrastructure
Japan Airport Terminal Co. Ltd.	(1,500)	(74,095)	(5,713)	(0.0	)(a)

Total Short Positions of Total Return Basket Swap	(235,800)	(4,495,712)	(245,972)	(0.9)

Total of Long and Short Positions of Total Return Basket Swap	68,880	2,117,578	5,164	0.0	(a)

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	115

JPMorgan Long/Short ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) (2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE
Goldman Sachs	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the net of one day OIS-RBA and one month BBR on long positions and short positions respectively, plus or minus a specified spread (rates range from (0.28)% to 0.30%), which is denominated in AUD based on the local currencies of the positions within the swaps.	11/13/2019 – 9/26/2029	$851,310	$47,478	$(4,567)	$42,911

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Long Positions

Common Stocks
Airlines
Qantas Airways Ltd.	21,500	95,097	927	0.0	(a)

Construction & Engineering
CIMIC Group Ltd.	4,476	102,003	6,645	0.0	(a)

Food & Staples Retailing
Metcash Ltd.	10,453	20,320	274	0.0	(a)

Metals & Mining
Alumina Ltd.	53,519	83,549	(19)	(0.0	)(a)
BHP Group Ltd.	3,318	81,332	805	0.0	(a)
Iluka Resources Ltd.	13,916	90,076	16,939	0.1
Regis Resources Ltd.	28,371	96,151	(2,529)	(0.0	)(a)
Rio Tinto Ltd.	1,318	82,419	2,195	0.0	(a)

	100,442	433,527	17,391	0.1

Oil, Gas & Consumable Fuels
Beach Energy Ltd.	60,867	95,743	(2,815)	(0.0	)(a)
Santos Ltd.	18,763	104,951	9,627	0.1
Whitehaven Coal Ltd.	34,758	79,053	4,707	0.0	(a)
Woodside Petroleum Ltd.	4,484	99,381	3,829	0.0	(a)

	118,872	379,128	15,348	0.1

Road & Rail
Aurizon Holdings Ltd.	23,973	97,528	827	0.0	(a)

Total Long Positions of Total Return Basket Swap	279,716	1,127,603	41,412	0.2

Short Positions

Common Stocks
Chemicals
Nufarm Ltd.*	(929)	(3,791)	535	0.0	(a)

Construction Materials
Adelaide Brighton Ltd.	(3,594)	(7,633)	(188)	(0.0	)(a)

Hotels, Restaurants & Leisure
Domino’s Pizza Enterprises Ltd.	(939)	(33,036)	(2,152)	(0.0	)(a)
Star Entertainment Grp Ltd. (The)	(10,276)	(33,320)	(2,954)	(0.0	)(a)

	(11,215)	(66,356)	(5,106)	(0.0	)(a)

SEE NOTES TO FINANCIAL STATEMENTS.

116	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2019

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)

Short Positions — continued

Common Stocks — continued
IT Services
Afterpay Touch Group Ltd.*	(2,713)	(53,858)	11,612	0.0	(a)
NEXTDC Ltd.*	(2,797)	(12,361)	(283)	(0.0	)(a)

	(5,510)	(66,219)	11,329	0.0	(a)

Oil, Gas & Consumable Fuels
Oil Search Ltd.	(1,175)	(5,799)	(198)	(0.0	)(a)

Professional Services
ALS Ltd.	(11,030)	(61,344)	(281)	(0.0	)(a)

Transportation Infrastructure
Qube Holdings Ltd.	(29,058)	(65,151)	(25)	(0.0	)(a)

Total Short Positions of Total Return Basket Swap	(62,511)	(276,293)	6,066	0.0	(a)

Total of Long and Short Positions of Total Return Basket Swap	217,205	851,310	47,478	0.2

The following reference rates, and their values as of period-end, are used for security descriptions:

VALUE
1 day CHF LIBOR	(0.81)%
1 month CHF LIBOR	(0.79)
BA	1.83
BBR	0.75
BOJ TONAR	(0.10)
CORRA	1.76
EONIA	(0.46)
EURIBOR	(0.44)
FEDEF	1.58
GBP LIBOR	0.71
JPY LIBOR	(0.11)
OIS-RBA	0.75
SONIA	0.71
USD LIBOR	1.78

Summary of total swap contracts outstanding as of October 31, 2019
	NET UPFRONT PAYMENTS (RECEIPTS)($)	VALUE ($)
Assets
OTC Total return basket swap contracts outstanding	—	288,433

Liabilities

OTC Total return basket swap contracts outstanding	—	(831,122)

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	117

JPMorgan Long/Short ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

Abbreviations

AUD	Australian Dollar
BA	Banker’s Acceptance Rate
BBR	Bank Base Rate
BOJ	Bank of Japan
CAD	Canadian Dollar
CHF	Swiss Franc
CORRA	Canadian Overnight Repo Rate Average
EONIA	Euro Overnight Index Average
EUR	Euro
EURIBOR	Euro Interbank Offered Rate
FEDEF	US Federal Fund Effective Rate (Continuous Series)
GBP	British Pound
JPY	Japanese Yen
LIBOR	London Interbank Offered Rate
OIS-RBA	Overnight Indexed Swap-Reserve Bank of Australia
OYJ	Public Limited Company
SCA	Limited partnership with share capital
SGPS	Holding Company

SONIA TONAR USD	Sterling Overnight Index Average
Tokyo Overnight Average Rate
United States Dollar

(a)	Amount rounds to less than 0.1% of net assets.
(b)

   Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

*	Non-income producing security.
(1)	Notional value represents market value as of October 31, 2019 of these positions based on the securities’ last sale or closing price on the principal exchange on which the securities are traded.
(2)	Unrealized appreciation (depreciation) represents the unrealized gain(loss) of the positions subsequent to the swap reset.

SEE NOTES TO FINANCIAL STATEMENTS.

118	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2019

JPMorgan Managed Futures Strategy ETF

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019

INVESTMENTS	SHARES	VALUE($)
Short-Term Investments — 89.0%

Investment Companies — 89.0%

JPMorgan Prime Money Market Fund Class IM Shares, 1.94% (a)(b)	44,810,456	44,828,379

JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.70% (a)(b)	987,579	987,579

Total Investment Companies (Cost $45,811,481)		45,815,958

Total Investments — 89.0% (Cost $45,811,481)		45,815,958
Other Assets Less Liabilities — 11.0%		5,683,887

NET ASSETS — 100.0%		51,499,845

Percentages indicated are based on net assets.

(a)	Investmentin an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	Therate shown is the current yield as of October 31, 2019.

Futures contracts outstanding as of October 31, 2019:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
CAC 40 10 Euro Index	15	11/2019	EUR	959,771	5,606
Feeder Cattle	15	11/2019	USD	1,107,000	104,931
IBEX 35 Index	3	11/2019	EUR	310,732	(829)
LME Aluminum Base Metal	25	11/2019	USD	1,100,938	(9,900)
LME Nickel Base Metal	12	11/2019	USD	1,201,752	(51,140)
LME Zinc Base Metal	18	11/2019	USD	1,136,250	122,109
Natural Gas	5	11/2019	USD	131,750	10,180
WTI Crude Oil	1	11/2019	USD	54,090	117
100 oz Gold	18	12/2019	USD	2,724,660	114,012
Australia 10 Year Bond	78	12/2019	AUD	7,840,046	(38,752)
Australia 3 Year Bond	166	12/2019	AUD	13,201,776	(3,677)
Canada 10 Year Bond	31	12/2019	CAD	3,343,603	(54,459)
Cocoa	11	12/2019	USD	264,330	(6,313)
DAX Index	1	12/2019	EUR	359,322	14,241
EURO STOXX 50 Index	39	12/2019	EUR	1,568,056	35,340
Euro-Bobl	78	12/2019	EUR	11,714,531	(150,986)
Euro-Bund	25	12/2019	EUR	4,792,723	(108,247)
Euro-Buxl	7	12/2019	EUR	1,641,052	(85,956)
Euro-Schatz	89	12/2019	EUR	11,124,755	(52,519)
FTSE 100 Index	4	12/2019	GBP	375,263	(3,111)
FTSE/MIB Index	11	12/2019	EUR	1,391,477	37,530
Japan 10 Year Bond	14	12/2019	JPY	19,993,333	(98,273)
Live Cattle	10	12/2019	USD	468,900	14,670
LME Aluminum Base Metal	40	12/2019	USD	1,766,000	38,250
LME Nickel Base Metal	12	12/2019	USD	1,201,608	(31,303)
LME Zinc Base Metal	23	12/2019	USD	1,441,525	45,831
S&P 500 E-Mini Index	7	12/2019	USD	1,062,250	9,583

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	119

JPMorgan Managed Futures Strategy ETF

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts — continued
Silver	13	12/2019	USD	1,176,500	51,560
SPI 200 Index	10	12/2019	AUD	1,143,094	846
TOPIX Index	2	12/2019	JPY	306,602	2,770
U.S. Treasury 2 Year Note	45	12/2019	USD	9,703,125	(16,264)
U.S. Treasury 5 Year Note	51	12/2019	USD	6,080,555	(20,724)
U.S. Treasury 10 Year Note	48	12/2019	USD	6,255,750	(40,363)
U.S. Treasury Long Bond	20	12/2019	USD	3,225,625	(36,670)
WTI Crude Oil	4	12/2019	USD	216,600	(2,381)
Feeder Cattle	12	01/2020	USD	868,050	36,702
LME Aluminum Base Metal	2	01/2020	USD	87,600	62
Cocoa	12	03/2020	USD	293,520	27,404
Copper	10	03/2020	USD	662,125	12,223
Silver	4	03/2020	USD	365,200	18,664
Cocoa	11	05/2020	USD	270,050	(1,663)
Copper	6	05/2020	USD	397,875	6,034

					(104,865)

Short Contracts
Hang Seng Index	(7)	11/2019	HKD	(1,201,749)	1,030
LME Aluminum Base Metal	(40)	11/2019	USD	(1,761,500)	(8,154)
LME Nickel Base Metal	(4)	11/2019	USD	(400,584)	10,764
LME Zinc Base Metal	(1)	11/2019	USD	(63,125)	1,403
Natural Gas	(37)	11/2019	USD	(974,950)	(46,693)
WTI Crude Oil	(3)	11/2019	USD	(162,270)	(3,218)
Canada 10 Year Bond	(7)	12/2019	CAD	(755,007)	17,330
Coffee ‘C’	(17)	12/2019	USD	(649,931)	13,843
Copper	(26)	12/2019	USD	(1,715,675)	(42,644)
Corn	(25)	12/2019	USD	(487,500)	37,126
Cotton No. 2	(38)	12/2019	USD	(1,224,360)	8,166
Euro-Bund	(11)	12/2019	EUR	(2,108,798)	52,112
Lean Hogs	(50)	12/2019	USD	(1,320,000)	33,402
Live Cattle	(14)	12/2019	USD	(656,460)	(39,291)
LME Aluminum Base Metal	(40)	12/2019	USD	(1,766,000)	11
LME Zinc Base Metal	(13)	12/2019	USD	(814,775)	(71,752)
Long Gilt	(27)	12/2019	GBP	(4,646,006)	58,547
Natural Gas	(18)	12/2019	USD	(492,120)	(19,140)
Wheat	(8)	12/2019	USD	(203,500)	(8,711)
LME Aluminum Base Metal	(50)	01/2020	USD	(2,190,000)	(43,750)
LME Zinc Base Metal	(9)	01/2020	USD	(561,037)	(2,108)
Soybean	(15)	01/2020	USD	(699,188)	13,468
Lean Hogs	(13)	02/2020	USD	(381,290)	1,292
Live Cattle	(9)	02/2020	USD	(440,460)	(46,137)
Sugar No. 11	(149)	02/2020	USD	(2,082,662)	34,406
Coffee ‘C’	(12)	03/2020	USD	(474,525)	(5,230)
Coffee ‘C’	(16)	05/2020	USD	(645,300)	(4,136)
Corn	(16)	05/2020	USD	(323,800)	(8,522)

					(66,586)

					(171,451)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

120	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2019

Abbreviations

AUD	Australian Dollar
CAC	Continuous Assisted Quotation
CAD	Canadian Dollar
DAX	Deutscher Aktien Index
EUR	Euro
FTSE	Financial Times and the London Stock Exchange
GBP	British Pound
HKD	Hong Kong Dollar

IBEX	International Business Exchange
JPY	Japanese Yen
LME	London Metal Exchange
MIB	Milan, Italian Stock Exchange
SPI	Australian Securities Exchange
TOPIX	Tokyo Stock Price Index
USD	United States Dollar
WTI	West Texas Intermediate

Forward foreign currency exchange contracts outstanding as of October 31, 2019:
CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) ($)
AUD	1,110,655	USD	758,110	Merrill Lynch International	11/12/2019	7,712
EUR	79,967	USD	87,540	Barclays Bank plc	11/12/2019	1,699
USD	83,461	JPY	8,895,892	Merrill Lynch International	11/12/2019	1,046
AUD	1,956,709	USD	1,320,245	Merrill Lynch International	11/18/2019	29,160
AUD	41,443	USD	27,944	State Street Corp.	11/18/2019	637
CAD	6,726,087	USD	5,049,003	Citibank, NA	11/18/2019	57,866
CHF	521,111	USD	525,834	BNP Paribas	11/18/2019	2,975
CHF	42,776	USD	43,166	Merrill Lynch International	11/18/2019	241
EUR	119,446	CAD	173,384	HSBC Bank, NA	11/18/2019	1,701
EUR	169,705	USD	189,107	Merrill Lynch International	11/18/2019	344
EUR	34,441	USD	38,068	State Street Corp.	11/18/2019	381
GBP	67,683	CAD	112,379	Barclays Bank plc	11/18/2019	2,387
GBP	585,935	CAD	992,228	Citibank, NA	11/18/2019	5,973
GBP	74,556	CAD	125,539	HSBC Bank, NA	11/18/2019	1,303
GBP	22,580	CAD	37,863	State Street Corp.	11/18/2019	515
GBP	267,828	NOK	3,172,756	HSBC Bank, NA	11/18/2019	2,050
GBP	233,171	SEK	2,910,006	Merrill Lynch International	11/18/2019	562
GBP	64,083	USD	80,550	Citibank, NA	11/18/2019	2,498
GBP	28,460	USD	35,998	Merrill Lynch International	11/18/2019	884
GBP	420,908	USD	542,547	State Street Corp.	11/18/2019	2,924
IDR	3,938,705,663	USD	276,793	Merrill Lynch International**	11/18/2019	2,391
INR	19,751,928	USD	276,761	Merrill Lynch International**	11/18/2019	698
NOK	618,441	USD	66,798	Goldman Sachs International	11/18/2019	458
NZD	110,476	USD	70,404	Citibank, NA	11/18/2019	446
NZD	979,277	USD	616,919	Merrill Lynch International	11/18/2019	11,099
RUB	17,997,339	USD	276,027	Goldman Sachs International**	11/18/2019	4,086
SEK	1,323,025	USD	135,787	Barclays Bank plc	11/18/2019	1,341
SEK	3,501,281	USD	359,231	State Street Corp.	11/18/2019	3,666
USD	29,056	CAD	38,156	HSBC Bank, NA	11/18/2019	85
USD	277,986	ILS	969,403	Merrill Lynch International	11/18/2019	2,739
USD	969,308	NOK	8,840,916	Merrill Lynch International	11/18/2019	7,854
USD	27,691	NOK	252,987	State Street Corp.	11/18/2019	178
USD	54,383	SEK	521,535	Citibank, NA	11/18/2019	327
USD	29,041	ZAR	426,436	State Street Corp.	11/18/2019	875
ZAR	4,212,101	USD	276,594	BNP Paribas	11/18/2019	1,610
MXN	992,347	EUR	45,783	Citibank, NA	11/19/2019	348
MXN	4,450,258	USD	225,805	Merrill Lynch International	11/19/2019	4,977

Total unrealized appreciation						166,036

EUR	253,036	USD	282,788	BNP Paribas	11/12/2019	(414)
USD	1,335,276	AUD	1,979,348	Merrill Lynch International	11/12/2019	(29,529)
USD	725,106	EUR	659,692	BNP Paribas	11/12/2019	(11,074)
USD	24,608	EUR	22,447	Merrill Lynch International	11/12/2019	(441)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	121

JPMorgan Managed Futures Strategy ETF

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) ($)
GBP	67,855	JPY	9,490,243	BNP Paribas	11/18/2019	(16)
JPY	121,476,609	USD	1,140,152	Citibank, NA	11/18/2019	(14,360)
JPY	3,211,166	USD	30,127	Standard Chartered Bank	11/18/2019	(367)
KRW	30,617,683	USD	26,235	Merrill Lynch International**	11/18/2019	(67)
NZD	73,986	GBP	37,829	Merrill Lynch International	11/18/2019	(1,576)
SEK	743,844	USD	77,359	Barclays Bank plc	11/18/2019	(262)
USD	27,478	AUD	40,148	Merrill Lynch International	11/18/2019	(210)
USD	65,127	AUD	94,931	Standard Chartered Bank	11/18/2019	(340)
USD	37,072	CHF	36,829	Barclays Bank plc	11/18/2019	(301)
USD	2,591,015	EUR	2,356,383	Citibank, NA	11/18/2019	(39,551)
USD	32,588	GBP	26,640	Barclays Bank plc	11/18/2019	(1,935)
USD	3,992,365	GBP	3,242,770	Citibank, NA	11/18/2019	(210,062)
USD	277,479	HUF	84,104,741	Merrill Lynch International	11/18/2019	(8,196)
USD	51,618	JPY	5,617,213	Citibank, NA	11/18/2019	(440)
USD	279,950	KRW	335,120,004	Goldman Sachs International**	11/18/2019	(6,470)
USD	46,130	NZD	72,641	Barclays Bank plc	11/18/2019	(456)
USD	277,849	PLN	1,096,001	Merrill Lynch International	11/18/2019	(9,035)
USD	45,472	SEK	448,654	Barclays Bank plc	11/18/2019	(1,029)
USD	5,401,167	SEK	53,295,668	Citibank, NA	11/18/2019	(122,776)
USD	29,018	SEK	288,171	Goldman Sachs International	11/18/2019	(850)
USD	279,962	TWD	8,619,745	Merrill Lynch International**	11/18/2019	(3,280)

Total unrealized depreciation						(463,037)

Net unrealized depreciation						(297,001)

Abbreviations

AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	British Pound
HUF	Hungarian Forint
IDR	Indonesian Rupiah
ILS	Israeli Shekel
INR	Indian Rupee
JPY	Japanese Yen

KRW	Korean Republic Won
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
PLN	Polish Zloty
RUB	Russian Ruble
SEK	Swedish Krona
TWD	Taiwan Dollar
USD	United States Dollar
ZAR	South African Rand

**	Non-deliverable forward.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

122	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2019

STATEMENTS OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2019

	JPMorgan Diversified Alternatives ETF (1)	JPMorgan Event Driven ETF	JPMorgan Long/Short ETF	JPMorgan Managed Futures Strategy ETF (1)
ASSETS:
Investments in non-affiliates, at value	$55,523,023	$26,457,937	$20,132,075	$—
Investments in affiliates, at value	31,321,469	3,426,892	8,133,570	45,815,958
Investments of cash collateral received from securities loaned, at value (See Note 2.D.)	—	357,950	143,604	—
Restricted cash	600	—	600	—
Restricted cash for OTC derivatives	340,000	—	300,000	—
Cash	9,225,948	6,577	11,700	373,964
Foreign currency, at value	1,239,610	2,990	153,830	1,516,095
Deposits at broker for futures contracts	3,816,000	—	326,000	3,898,000
Prepaid Expenses	2,245	20,441	17,102	—
Receivables:
Investment securities sold	2,770,485	—	923,599	—
Fund shares sold	2,499,659	—	—	—
Dividends from non-affiliates	41,115	16,886	12,609	—
Dividends from affiliates	69,433	183	433	81,465
Tax reclaims	20,012	2,943	119	—
Securities lending income (See Note 2.D.)	—	1,440	139	—
Variation margin on futures contracts	300,847	—	—	290,925
Unrealized appreciation on forward foreign currency exchange contracts	267,753	12,343	1,847	166,036
Outstanding swap contracts, at value	537,926	303,970	288,433	—

Total Assets	107,976,125	30,610,552	30,445,660	52,142,443

LIABILITIES:
Payables:
Due to custodian	43,104	—	—	—
Investment securities purchased	1,422,799	558,017	781,656	—
Collateral received on securities loaned (See Note 2.D.)	—	357,950	143,604	—
Variation margin on futures contracts	—	—	14,548	—
Unrealized depreciation on forward foreign currency exchange contracts	712,524	25,306	5,401	463,037
Outstanding swap contracts, at value	680,098	8,336	831,122	—
Accrued liabilities:
Investment advisory fees	39,816	18,185	12,870	11,227
Administration fees	7,959	1,853	1,703	3,731
Custodian, Accounting and Transfer Agent fees	25,994	8,505	10,037	11,711
Trustees’ and Chief Compliance Officer’s fees	1,548	126	204	301
Professional fees	150,774	133,605	121,903	122,079
Other	93,118	22,984	23,624	30,512

Total Liabilities	3,177,734	1,134,867	1,946,672	642,598

Net Assets	$104,798,391	$29,475,685	$28,498,988	$51,499,845

NET ASSETS:
Paid-in-Capital	$103,535,840	$28,844,977	$29,674,968	$49,402,751
Total distributable earnings (loss)	1,262,551	630,708	(1,175,980)	2,097,094

Total Net Assets	$104,798,391	$29,475,685	$28,498,988	$51,499,845

Outstanding number of shares (unlimited number of shares authorized — par value $0.0001)	4,200,000	1,150,000	1,300,000	2,050,000

Net asset value, per share	$24.95	$25.63	$21.92	$25.12

Cost of investments in non-affiliates	$52,979,220	$26,072,685	$19,002,433	$—
Cost of investments in affiliates	31,317,626	3,426,549	8,132,758	45,811,481
Cost of foreign currency	1,228,778	2,976	152,064	1,491,911
Investment securities on loan, at value (See Note 2.D.)	—	342,245	142,631	—
Cost of investment of cash collateral (See Note 2.D.)	—	357,950	143,604	—

(1)	Consolidated Statement of Assets and Liabilities.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	123

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2019

	JPMorgan Diversified Alternatives ETF (1)	JPMorgan Event Driven ETF	JPMorgan Long/Short ETF	JPMorgan Managed Futures Strategy ETF (1)
INVESTMENT INCOME:
Interest income from non-affiliates	$121,084	$108,884	$51,348	$68,981
Interest income from affiliates	18,580	103	496	3,270
Dividend income from non-affiliates	1,752,287	264,391	321,255	—
Dividend income from affiliates	1,277,164	75,726	136,071	988,706
Non-cash dividend income from non-affiliates	—	28,541	—	—
Income from securities lending (net) (See Note 2.D.)	—	5,168	1,203	—
Foreign taxes withheld (net)	(17,617)	(3,794)	—	—

Total investment income	3,151,498	479,019	510,373	1,060,957

EXPENSES:
Investment advisory fees (See Note 3.A.)	1,081,393	203,476	147,220	273,977
Administration fees (See Note 3.B.)	143,015	20,783	18,806	42,929
Interest expense to non-affiliates	10,188	—	770	7,833
Interest expense to affiliates (See Note 3.C.)	4,348	326	605	2,861
Professional fees	142,847	120,935	114,197	61,885
Trustees’ and Chief Compliance Officer’s fees	31,315	605	565	28,130
Shareholder communication costs	36,385	5,321	5,638	10,286
Registration and filing fees	17,658	17,713	17,540	18,452
Custodian, Accounting and Transfer Agent fees (See Note 3.C.)	116,703	48,995	51,660	65,460
Insurance expense	14,097	1,975	1,881	3,883
Offering costs (See Note 2.G.)	—	1,133	8,227	3,567
Other	54,416	4,103	4,047	9,833

Total expenses	1,652,365	425,365	371,156	529,096

Less fee waived (See Note 3.D.)	(377,443)	(200,908)	(166,026)	(296,585)
Less expense reimbursements from affiliates (See Note 3.D.)	—	—	(43,881)	—
Less expense reimbursements from non-affiliates (See Note 3.C.)	(7,200)	(400)	(1,400)	—

Net expenses	1,267,722	224,057	159,849	232,511

Net investment income (loss)	1,883,776	254,962	350,524	828,446

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(1,767,147)	(110,275)	(961,308)	—
Investments in affiliates	1,894	71	(96)	277
Futures contracts	(225,432)	26,981	(188,908)	1,854,945
Foreign currency transactions	(95,101)	4,046	(9,701)	(19,780)
Forward foreign currency exchange contracts	1,249,950	107,494	2,739	232,976
Swaps	33,487	(412,164)	23,576	—

Net realized gain (loss)	(802,349)	(383,847)	(1,133,698)	2,068,418

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	4,078,651	1,149,094	1,896,362	—
Investments in affiliates	3,843	343	812	4,477
Futures contracts	506,686	(18,000)	51,759	883,511
Foreign currency translations	26,141	(111)	2,122	30,483
Forward foreign currency exchange contracts	(1,038,120)	(29,405)	(7,808)	(397,070)
Swaps	(994,350)	539,918	(1,577,840)	—

Change in net unrealized appreciation/depreciation	2,582,851	1,641,839	365,407	521,401

Net realized/unrealized gains (losses)	1,780,502	1,257,992	(768,291)	2,589,819

Change in net assets resulting from operations	$3,664,278	$1,512,954	$(417,767)	$3,418,265

(1)	Consolidated Statement of Operations.

SEE NOTES TO FINANCIAL STATEMENTS.

124	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2019

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	JPMorgan Diversified Alternatives ETF (1)		JPMorgan Event Driven ETF
	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2019	Period Ended October 31, 2018 (a)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$1,883,776	$1,300,771	$254,962	$155,470
Net realized gain (loss)	(802,349)	(11,210,432)	(383,847)	821,046
Change in net unrealized appreciation/depreciation	2,582,851	(3,747,495)	1,641,839	(973,655)

Change in net assets resulting from operations	3,664,278	(13,657,156)	1,512,954	2,861

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions to shareholders	—	(868)	(871,185)	(13,930)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(100,494,449)	61,503,845	2,549,511	26,295,474

NET ASSETS:
Change in net assets	(96,830,171)	47,845,821	3,191,280	26,284,405
Beginning of period	201,628,562	153,782,741	26,284,405	—

End of period	$104,798,391	$201,628,562	$29,475,685	$26,284,405

CAPITAL TRANSACTIONS:
Proceeds from shares issued	$14,929,466	$80,126,851	$2,549,511	$26,295,474
Cost of shares Redeemed	(115,423,915)	(18,623,006)	—	—

Total change in net assets resulting from capital transactions	$(100,494,449)	$61,503,845	$2,549,511	$26,295,474

SHARE TRANSACTIONS:
Issued	600,000	3,150,000	100,000	1,050,000
Redeemed	(4,700,000)	(750,000)	—	—

Net increase (decrease) in shares from share transactions	(4,100,000)	2,400,000	100,000	1,050,000

(a)	Commencement of operations was November 29, 2017.
(1)	Consolidated Statement of Changes in Net Assets.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	125

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan Long/Short ETF		JPMorgan Managed Futures Strategy ETF (1)
	Year Ended October 31, 2019	Period Ended October 31, 2018 (a)	Year Ended October 31, 2019	Period Ended October 31, 2018 (b)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$350,524	$208,114	$828,446	$407,053
Net realized gain (loss)	(1,133,698)	(3,293,298)	2,068,418	(2,347,424)
Change in net unrealized appreciation/depreciation	365,407	268,758	521,401	(955,575)

Change in net assets resulting from operations	(417,767)	(2,816,426)	3,418,265	(2,895,946)

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions to shareholders	—	—	(353,288)	(14,260)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	5,460,483	26,272,698	(2,363,081)	53,708,155

NET ASSETS:
Change in net assets	5,042,716	23,456,272	701,896	50,797,949
Beginning of period	23,456,272	—	50,797,949	—

End of period	$28,498,988	$23,456,272	$51,499,845	$50,797,949

CAPITAL TRANSACTIONS:
Proceeds from shares issued	$9,931,852	$26,272,698	$3,826,171	$53,708,155
Cost of shares Redeemed	(4,471,369)	—	(6,189,252)	—

Total change in net assets resulting from capital transactions	$5,460,483	$26,272,698	$(2,363,081)	$53,708,155

SHARE TRANSACTIONS:
Issued	450,000	1,050,000	150,000	2,150,000
Redeemed	(200,000)	—	(250,000)	—

Net increase (decrease) in shares from share transactions	250,000	1,050,000	(100,000)	2,150,000

(a)	Commencement of operations was January 23, 2018.
(b)	Commencement of operations was December 5, 2017.
(1)	Consolidated Statement of Changes in Net Assets.

SEE NOTES TO FINANCIAL STATEMENTS.

126	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2019

THIS PAGE IS INTENTIONALLY LEFT BLANK

OCTOBER 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	127

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

			Per share operating performance
		Investment Operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions

JPMorgan Diversified Alternatives ETF (1)
Year Ended October 31, 2019	$24.29	$0.29	$0.37	$0.66	$—	$—	$—
Year Ended October 31, 2018	26.06	0.17	(1.94)	(1.77)	— (f)	—	— (f)
Year Ended October 31, 2017	25.35	0.07	0.86	0.93	(0.21)	(0.01)	(0.22)
September 12, 2016 (g) through October 31, 2016	25.00	(0.02)	0.37	0.35	—	—	—

JPMorgan Event Driven ETF
Year Ended October 31, 2019	25.03	0.24	1.19	1.43	(0.83)	—	(0.83)
November 29, 2017 (g) through October 31, 2018	25.00	0.15	(0.11)	0.04	(0.01)	—	(0.01)

JPMorgan Long/Short ETF
Year Ended October 31, 2019	22.34	0.31	(0.73)	(0.42)	—	—	—
January 23, 2018 (g) through October 31, 2018	25.00	0.20	(2.86)	(2.66)	—	—	—

JPMorgan Managed Futures Strategy ETF (1)
Year Ended October 31, 2019	23.63	0.39	1.26	1.65	(0.16)	—	(0.16)
December 5, 2017 (g) through October 31, 2018	25.00	0.19	(1.55)	(1.36)	(0.01)	—	(0.01)

(a)	Annualized for periods less than one year, unless otherwise indicated.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)

Market price total return is calculated assuming an initial investment made at the beginning of the period market price, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The market price presented to calculate the market price total return is the mid-point of the bid/ask spread at the close of business on the NYSE Arca, Inc.

(f)	Amount rounds to less than $0.005.
(g)	Commencement of operations.
(h)

Since the Shares of the Fund did not trade in the secondary market until the day after the Fund’s inception, for the period from the inception to the first day of secondary market trading, the NAV is used as a proxy for the secondary market trading price to calculate the market returns.

(i)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
(j)

Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.

(1)	Consolidated Financial Highlights.

SEE NOTES TO FINANCIAL STATEMENTS.

128	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2019

		Ratios/Supplemental data
						Ratios to average net assets (a)
Net asset value, end of period	Market price, end of period	Total return (c)(d)	Market price total return (c)(e)		Net assets, end of period	Net expenses		Net investment income (loss)	Expenses without waivers and reimbursements		Portfolio turnover rate (c)

$24.95	$24.95	2.72%	2.55%		$104,798,391	0.78%		1.16%	1.02%		123%
24.29	24.33	(6.79)	(6.75)		201,628,562	0.79		0.69	1.08		145
26.06	26.09	3.68	3.51		153,782,741	0.76		0.25	1.31		107
25.35	25.42	1.44	1.68	(h)	51,977,433	0.85	(i)	0.47	6.65	(i)	5

25.63	25.72	6.17	6.07		29,475,685	0.83		0.94	1.56		206
25.03	25.14	0.18	0.62	(h)	26,284,405	0.74	(i)	0.64	1.85	(i)	141

21.92	22.04	(1.88)	(2.04)		28,498,988	0.65		1.43	1.51		114
22.34	22.50	(10.64)	(10.00	)(h)	23,456,272	0.60	(i)	1.15	1.95	(i)	99

25.12	25.06	7.05	6.38		51,499,845	0.46		1.63	1.04		—	(j)
23.63	23.72	(5.45)	(5.09	)(h)	50,797,949	0.45	(i)	0.88	1.35	(i)	—	(j)

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	129

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2019

1. Organization

J.P. Morgan Exchange-Traded Fund Trust (the “Trust”) was formed on February 25, 2010, and is governed by a Declaration of Trust as amended and restated February 19, 2014, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 4 separate funds of the Trust (each, a “Fund” and collectively, the “Funds”) covered by this report:

Diversification Classification
JPMorgan Diversified Alternatives ETF	Diversified
JPMorgan Event Driven ETF	Diversified
JPMorgan Long/Short ETF	Diversified
JPMorgan Managed Futures Strategy ETF	Non-Diversified

The investment objective of the JPMorgan Diversified Alternatives ETF (the “Diversified Alternatives ETF”), JPMorgan Event Driven ETF (the “Event Driven ETF”), JPMorgan Long/Short ETF (the “Long/Short ETF”) and JPMorgan Managed Futures Strategy ETF (the “Managed Futures Strategy ETF”) is to seek to provide long-term total return.

Event Driven ETF, Long/Short ETF and Managed Futures Strategy ETF commenced operations on November 29, 2017, January 23, 2018 and December 5, 2017, respectively.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

Shares of each Fund are listed and traded at market price on the NYSE Arca, Inc. Market prices for the Funds’ shares may be different from their net asset value (“NAV”). The Funds issue and redeem their shares on a continuous basis, through JPMorgan Distribution Services, Inc. (the “Distributor” or “JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, at NAV in large blocks of shares, typically 50,000 shares referred to as “Creation Units.” Creation Units are issued and redeemed principally in cash. Shares are generally traded in the secondary market in amounts less than a Creation Unit at market prices that change throughout the day. Only individuals or institutions that have entered into an authorized participant agreement with the Distributor may do business directly with the Funds (each, an “Authorized Participant”).

Basis for Consolidation

Diversified Alternatives Fund CS Ltd. and Managed Futures Fund CS Ltd. (each, a “Subsidiary;” collectively, the “Subsidiaries”), are Cayman Islands exempted companies, incorporated on August 17, 2015 and August 17, 2017, respectively, are currently wholly-owned subsidiaries of the Diversified Alternatives ETF and Managed Futures Strategy ETF, respectively. Each Subsidiary acts as an investment vehicle for its respective Fund in order to effect certain investments on behalf of such Fund consistent with the Fund’s investment objectives and policies as described in the Fund’s prospectus. The consolidated financial statements for these Funds include the accounts of the Funds and the Subsidiaries. Subsequent references to the Funds within the Notes to Consolidated Financial Statements collectively refer to the Funds and the Subsidiaries. All significant intercompany balances and transactions have been eliminated in consolidation.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their consolidated financial statements/financial statements. The Funds are investment companies and, thus, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of US generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — Investments are valued in accordance with GAAP and the Funds’ valuation policies set forth by, and under the supervision and responsibility of, the Board of Trustees of the Trust (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value, and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis, with the AVC and the Board.

130	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2019

A market-based approach is primarily used to value the Funds’ investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and/or unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include the use of related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the NAVs of the Funds are calculated on a valuation date. Certain foreign equity instruments, as well as certain derivatives with equity reference obligations, are valued by applying international fair value factors provided by approved Pricing Services. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated.

Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Investments in open-end investment companies, excluding Exchange-Traded Funds (“ETFs”), (“Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Futures contracts are generally valued on the basis of available market quotations. Forward foreign currency exchange contracts, swaps and other derivatives are valued utilizing market quotations from approved Pricing Services.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Consolidated Schedules of Portfolio Investments/Schedules of Portfolio Investments (“CSOIs/SOIs”):

Diversified Alternatives ETF

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Health Care Providers & Services	$956,727	$307,488	$—	$1,264,215
Hotels, Restaurants & Leisure	1,176,606	124,881	—	1,301,487
Household Durables	920,410	486,232	—	1,406,642
Real Estate Management & Development	—	991,634	—	991,634
Other Common Stocks	48,444,312	—	—	48,444,312

Total Common Stocks	51,498,055	1,910,235	—	53,408,290

OCTOBER 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	131

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2019 (continued)

Diversified Alternatives ETF (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Short-Term Investments
Foreign Government Treasury Bills	$—	$2,114,733	$—	$2,114,733
Investment Companies	31,321,469	—	—	31,321,469

Total Short-Term Investments	31,321,469	2,114,733	—	33,436,202

Total Investments in Securities	$82,819,524	$4,024,968	$—	$86,844,492

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$267,753	$—	$267,753
Futures Contracts	925,797	27,612	—	953,409
Swaps	—	435,626	—	435,626

Total Appreciation in Other Financial Instruments	$925,797	$730,991	$—	$1,656,788

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(712,524)	$—	$(712,524)
Futures Contracts	(1,032,846)	(1,240)	—	(1,034,086)
Swaps	—	(581,728)	(1,033)	(582,761)

Total Depreciation in Other Financial Instruments	$(1,032,846)	$(1,295,492)	$(1,033)	$(2,329,371)

Event Driven ETF

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Banks	$579,545	$184,565	$—	$764,110
Health Care Providers & Services	531,070	53,361	—	584,431
Hotels, Restaurants & Leisure	1,493,291	66,796	—	1,560,087
Household Durables	—	171,393	—	171,393
Industrial Conglomerates	—	191,456	—	191,456
Real Estate Management & Development	—	267,511	—	267,511
Other Common Stocks	17,139,155	—	—	17,139,155

Total Common Stocks	19,743,061	935,082	—	20,678,143

Short-Term Investments
Foreign Government Treasury Bills	—	1,019,372	—	1,019,372
Investment Companies	3,426,892	—	—	3,426,892
Investment of cash collateral from securities loaned	357,950	—	—	357,950
U.S. Treasury Obligations	—	4,760,422	—	4,760,422

Total Short-Term Investments	3,784,842	5,779,794	—	9,564,636

Total Investments in Securities	$23,527,903	$6,714,876	$—	$30,242,779

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$12,343	$—	$12,343
Swaps	—	283,521	—	283,521

Total Appreciation in Other Financial Instruments	$—	$295,864	$—	$295,864

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(25,306)	$—	$(25,306)
Swaps	—	(7,602)	—	(7,602)

Total Depreciation in Other Financial Instruments	$—	$(32,908)	$—	$(32,908)

132	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2019

Long/Short ETF

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks (a)	$17,904,579	$—	$—	$17,904,579
Short-Term Investments
Investment Companies	8,133,570	—	—	8,133,570
Investment of cash collateral from securities loaned	143,604	—	—	143,604
U.S. Treasury Obligations	—	2,227,496	—	2,227,496

Total Short-Term Investments	8,277,174	2,227,496	—	10,504,670

Total Investments in Securities	$26,181,753	$2,227,496	$—	$28,409,249

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$1,847	$—	$1,847
Futures Contracts	35,199	15,592	—	50,791
Swaps	—	246,640	—	246,640

Total Appreciation in Other Financial Instruments	$35,199	$264,079	$—	$299,278

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(5,401)	$—	$(5,401)
Futures Contracts	(2,334)	(239)	—	(2,573)
Swaps	—	(742,329)	—	(742,329)

Total Depreciation in Other Financial Instruments	$(2,334)	$(747,969)	$—	$(750,303)

Managed Futures Strategy ETF

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$45,815,958	$—	$—	$45,815,958

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$166,036	$—	$166,036
Futures Contracts	952,159	39,406	—	991,565

Total Appreciation in Other Financial Instruments	$952,159	$205,442	$—	$1,157,601

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(463,037)	$—	$(463,037)
Futures Contracts	(1,162,187)	(829)	—	(1,163,016)

Total Depreciation in Other Financial Instruments	$(1,162,187)	$(463,866)	$—	$(1,626,053)

(a)	All portfolio holdings designated as level 1 are disclosed individually on the SOIs. Please refer to the SOIs for industry specifics of portfolio holdings.

There were no transfers into or out of level 3 for the year ended October 31, 2019.

B. Restricted Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the NAVs of the Funds.

As of October 31, 2019, the Funds had no investments in restricted securities.

C. Derivatives — The Funds used derivative instruments including futures, forward foreign currency exchange contracts and swaps, in connection with their respective investment strategies. Derivative instruments may be used as substitutes for securities in which the Funds can invest, to hedge portfolio investments or to generate income or gain to the Funds. Derivatives may also be used to manage duration, sector and yield curve exposures and credit and spread volatility.

The Funds may be subject to various risks from the use of derivatives, including the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to derivatives counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing a Fund to close out its position(s); and documentation risk

OCTOBER 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	133

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2019 (continued)

relating to disagreement over contract terms. Investing in certain derivatives also results in a form of leverage and as such, the Funds’ risk of loss associated with these instruments may exceed their value, as recorded on the Consolidated Statements of Assets and Liabilities/Statements of Assets and Liabilities (“CSAL/SAL”).

The Funds are party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Funds’ ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Funds in the event the Funds’ net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements may also contain provisions allowing, absent other conditions, the Funds to exercise rights, to the extent not otherwise waived, against a counterparty (e.g., decline in a counterparty’s credit rating below a specified level). Such rights for both a counterparty and the Funds often include the ability to terminate (i.e., close out) open contracts at prices which may favor a counterparty, which could have an adverse effect on the Funds. The ISDA agreements give the Funds and a counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and offset such net payable or receivable with collateral posted to a segregated account by one party to the other.

Counterparty credit risk may be mitigated to the extent a counterparty posts collateral for mark to market gains to the Funds.

Notes C(1) — C(3) below describe the various derivatives used by the Funds.

(1). Futures Contracts — The Funds used index, commodities and treasury futures contracts to obtain long and short exposure to the underlying commodities markets, to gain or reduce exposure to the stock market, to gain or reduce exposure to particular countries or regions, maintain liquidity, minimize transaction costs or to manage and hedge interest rate risk associated with portfolio investments.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the Consolidated Statement of Operations/Statement of Operations (“CSOP/SOP”). Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the CSOP/SOP at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the CSOI/SOIs, while cash deposited, which is considered restricted, is recorded on the CSAL/SAL. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the CSAL/SAL.

The use of futures contracts exposes the Funds to interest rate risk, commodities risk and equity price risk. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the CSAL/SAL, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The Funds’ futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

(2). Forward Foreign Currency Exchange Contracts — The Funds are exposed to foreign currency risks associated with some or all of the portfolio investments and used forward foreign currency exchange contracts to hedge or manage certain of these exposures as part of an investment strategy. The Funds also bought forward foreign currency exchange contracts to gain exposure to currencies. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in US dollars without the delivery of foreign currency.

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Funds record a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed. The Funds also record a realized gain or loss when a forward foreign currency exchange contract offsets another forward foreign currency exchange contract with the same counterparty upon settlement.

These Funds’ forward foreign currency exchange contracts are subject to master netting arrangements (the right to close out all transactions with a counterparty and net amounts owed or due across transactions).

The Funds may be required to post or receive collateral for non-deliverable forward foreign currency exchange contracts.

(3). Swaps — The Diversified Alternatives ETF, Event Driven ETF and Long/Short ETF engaged in various swap transactions, including total return basket swaps, to manage credit and total return risks within their respective portfolios. The Funds also used swaps as alternatives to direct

134	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2019

investments. Swap transactions are contracts negotiated over the counter (“OTC swaps”) between a fund and a counterparty or are centrally cleared (“centrally cleared swaps”) through a central clearinghouse managed by a Futures Commission Merchant (“FCM”) that exchange investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals.

Upfront payments made and/or received are recorded as assets or liabilities, respectively, on the CSAL/SAL and amortized over the term of the swap. The value of an OTC swap agreement is recorded as either an asset or a liability on the CSAL/SAL at the beginning of the measurement period. Upon entering into a centrally cleared swap, the Funds are required to deposit with the FCM cash or securities, which is referred to as initial margin deposit. Securities deposited as initial margin are designated on the CSOIs/SOIs, while cash deposited, which is considered restricted, is recorded on the CSAL/SAL. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a variation margin receivable or payable on the CSAL/SAL. The change in the value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as Change in net unrealized appreciation/depreciation on the CSOP/SOP. A realized gain or loss is recorded upon payment or receipt of a periodic payment or payment made upon termination of a swap agreement.

The Funds may be required to post or receive collateral based on the net value of the Funds’ outstanding OTC swap contracts with the counterparty in the form of cash or securities. Daily movement of collateral is subject to minimum threshold amounts. Collateral posted by the Funds is held in a segregated account at the Funds’ custodian bank. For certain counterparties cash collateral posted or received by the Funds is reported on the CSAL/SAL as Restricted cash for OTC derivatives.

The Funds’ swap contracts (excluding centrally cleared swaps) are subject to master netting arrangements.

Total Return Basket Swaps

The Diversified Alternatives ETF, Event Driven ETF and Long/Short ETF entered into total return basket swap agreements to obtain exposure to a portfolio of long and short securities. This is a highly specialized activity and a significant aspect of each Fund’s investment strategy.

Under the terms of the agreements, each swap is designed to function as a portfolio of direct investments in long and/or short equity positions. This means that a Fund has the ability to trade in and out of long and short positions within each swap and will receive all of the economic benefits and risks equivalent to direct investments in these positions such as: capital appreciation (depreciation), corporate actions and dividends received and paid, all of which are reflected in each swap value. Each swap value also includes interest charges and credits related to the notional values of the long and short positions and cash balances within each swap. These interest charges and credits are based on defined market rates based on the local currencies of the positions in the portfolio plus or minus a specified spread and are referred to herein as “financing costs” and net dividends. Positions within each swap, accrued financing costs and net dividends, are part of the periodic reset. During a reset, any unrealized gains (losses) on positions, accrued financing costs, and net dividends become available for cash settlement between the Fund and the swap counterparty are recorded as Due from/to counterparty for swap contracts on the CSAL/SAL and as Net realized gain (loss) on transactions from swaps on the CSOP/SOP.

Each swap involves additional risks than if a Fund had invested in the underlying positions directly including: the risk that changes in the value of each swap may not correlate perfectly with the underlying long and short securities; counterparty risk related to the counterparty’s failure to perform under contract terms; liquidity risk related to the lack of a liquid market for each swap contract, which may limit the ability of a Fund to close out its positions; and, documentation risk relating to disagreement over contract terms. The total return basket swaps consist of securities that are denominated in foreign currencies. Changes in currency exchange rates will affect the value of, and investment income from, such securities. The Funds’ activities in each total return basket swap are concentrated with a single counterparty. Investing in swaps results in a form of leverage (i.e., a Fund’s risk of loss associated with these instruments may exceed their value as recorded on the CSAL/SAL).

The value of each swap is derived from a combination of (i) the net value of the underlying positions, which are valued daily using the last sale or closing prices on the principal exchange on which the underlying securities are traded; (ii) financing costs; (iii) the value of dividends; (iv) cash balances within the swap; and (v) other factors, as applicable. The value of each swap is reflected on the CSAL/SAL as Outstanding swap contracts, at value. Changes in the value of each swap are recognized as Change in net unrealized appreciation/depreciation of swaps on the CSOP/SOP.

OCTOBER 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	135

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2019 (continued)

(4). Summary of Derivatives Information

The following tables present the value of derivatives held as of October 31, 2019, by their primary underlying risk exposure and respective location on the CSAL/SAL:

Diversified Alternatives ETF

Derivative Contracts	CSAL Location
Gross Assets:		Futures Contracts (a)	Forward Foreign Currency Exchange Contracts	OTC Swaps	Total
Commodity contracts	Receivables, Net assets — Unrealized Appreciation	$731,119	$—	$—	$731,119
Equity contracts	Receivables, Net assets — Unrealized Appreciation	89,539	—	537,926	627,465
Foreign exchange contracts	Receivables	—	267,753	—	267,753
Interest rate contracts	Receivables, Net assets — Unrealized Appreciation	132,751	—	—	132,751

Total		$953,409	$267,753	$537,926	$1,759,088

Gross Liabilities:
Commodity contracts	Payables, Net assets — Unrealized Depreciation	$(428,765)	$—	$—	$(428,765)
Equity contracts	Payables, Net assets — Unrealized Depreciation	(107,351)	—	(680,098)	(787,449)
Foreign exchange contracts	Payables	—	(712,524)	—	(712,524)
Interest rate contracts	Payables, Net assets — Unrealized Depreciation	(497,970)	—	—	(497,970)

Total		$(1,034,086)	$(712,524)	$(680,098)	$(2,426,708)

Event Driven ETF

Derivative Contracts	SAL Location
Gross Assets:		Forward Foreign Currency Exchange Contracts	OTC Swaps	Total
Equity contracts	Receivables	$—	$303,970	$303,970
Foreign exchange contracts	Receivables	12,343	—	12,343

Total		$12,343	$303,970	$316,313

Gross Liabilities:
Equity contracts	Payables	$—	$(8,336)	$(8,336)
Foreign exchange contracts	Payables	(25,306)	—	(25,306)

Total		$(25,306)	$(8,336)	$(33,642)

Long/Short ETF

Derivative Contracts	SAL Location
Gross Assets:		Futures Contracts (a)	Forward Foreign Currency Exchange Contracts	OTC Swaps	Total
Equity contracts	Receivables, Net assets — Unrealized Appreciation	$50,791	$—	$288,433	$339,224
Foreign exchange contracts	Receivables	—	1,847	—	1,847

Total		$50,791	$1,847	$288,433	$341,071

Gross Liabilities:
Equity contracts	Payables, Net assets — Unrealized Depreciation	$(2,573)	$—	$(831,122)	$(833,695)
Foreign exchange contracts	Payables	—	(5,401)	—	(5,401)

Total		$(2,573)	$(5,401)	$(831,122)	$(839,096)

136	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2019

Managed Futures Strategy ETF

Derivative Contracts	CSAL Location
Gross Assets:		Futures Contracts (a)	Forward Foreign Currency Exchange Contracts	Total
Commodity contracts	Receivables, Net assets — Unrealized Appreciation	$756,630	$—	$756,630
Equity contracts	Receivables, Net assets — Unrealized Appreciation	106,946	—	106,946
Foreign exchange contracts	Receivables	—	166,036	166,036
Interest rate contracts	Receivables, Net assets — Unrealized Appreciation	127,989	—	127,989

Total		$991,565	$166,036	$1,157,601

Gross Liabilities:
Commodity contracts	Payables, Net assets — Unrealized Depreciation	$(452,186)	$—	$(452,186)
Equity contracts	Payables, Net assets — Unrealized Depreciation	(3,940)	—	(3,940)
Foreign exchange contracts	Payables	—	(463,037)	(463,037)
Interest rate contracts	Payables, Net assets — Unrealized Depreciation	(706,890)	—	(706,890)

Total		$(1,163,016)	$(463,037)	$(1,626,053)

(a)

This amount represents the cumulative appreciation/depreciation of futures contracts as reported on the CSOI/SOI. The CSAL/SAL only reflects the current day variation margin receivable/payable from/to brokers.

The following tables present each Fund’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or posted by the Funds as of October 31, 2019.

Diversified Alternatives ETF

Counterparty	Gross Amount of Derivative Assets Subject to Netting Arrangements Presented on the CSAL (a)	Derivatives Available for Offset	Collateral Received		Net Amount Due from Counterparty (not less than zero)
Bank of America	$45,557	$(45,557)	$—		$—
Barclays Bank plc	16,063	(3,833)	—		12,230
BNP Paribas	9,493	(9,493)	—		—
Citibank, NA	110,627	(110,627)	—		—
Goldman Sachs International	14,314	(14,314)	—		—
HSBC Bank, NA	19,989	(997)	—		18,992
Merrill Lynch International	83,796	(83,796)	—		—
Standard Chartered Bank	9,509	—	—		9,509
State Street Corp.	3,962	(176)	—		3,786
UBS	492,369	(277,643)	(214,726	)(b)	—

Total	$805,679	$(546,436)	$(214,726)		$44,517

Counterparty	Gross Amount of Derivative Liabilities Subject to Netting Arrangements Presented on the CSAL (a)	Derivatives Available for Offset	Collateral Posted		Net Amount Due to Counterparty (not less than zero)
Bank of America	$402,455	$(45,557)	$—		$356,898
Barclays Bank plc	3,833	(3,833)	—		—
BNP Paribas	18,474	(9,493)	—		8,981
Citibank, NA	515,859	(110,627)	—		405,232
Goldman Sachs International	29,896	(14,314)	—		15,582
HSBC Bank, NA	997	(997)	—		—
Merrill Lynch International	142,022	(83,796)	(58,226	)(b)	—
State Street Corp.	176	(176)	—		—
TD Bank Financial Group	1,267	—	—		1,267
UBS	277,643	(277,643)	—		—

Total	$1,392,622	$(546,436)	$(58,226)		$787,960

OCTOBER 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	137

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2019 (continued)

Event Driven ETF

Counterparty	Gross Amount of Derivative Assets Subject to Netting Arrangements Presented on the SAL (a)	Derivatives Available for Offset	Collateral Received		Net Amount Due from Counterparty (not less than zero)
Australia & New Zealand Banking Group Ltd.	$1,702	$—	$—		$1,702
Bank of America	39,548	(2,986)	—		36,562
Citibank, NA	818	—	—		818
Goldman Sachs International	264,422	(10,009)	(254,413	)(b)	—
Merrill Lynch International	2,877	(2,877)	—		—
Standard Chartered Bank	6,946	—	—		6,946

Total	$316,313	$(15,872)	$(254,413)		$46,028

Counterparty	Gross Amount of Derivative Liabilities Subject to Netting Arrangements Presented on the SAL (a)	Derivatives Available for Offset	Collateral Posted		Net Amount Due to Counterparty (not less than zero)
Bank of America	$2,986	$(2,986)	$—		$—
BNP Paribas	10,962	—	—		10,962
Goldman Sachs International	10,009	(10,009)	—		—
Merrill Lynch International	9,685	(2,877)	—		6,808

Total	$33,642	$(15,872)	$—		$17,770

Long/Short ETF

Counterparty	Gross Amount of Derivative Assets Subject to Netting Arrangements Presented on the SAL (a)	Derivatives Available for Offset	Collateral Received	Net Amount Due from Counterparty (not less than zero)
Bank of America	$155,694	$(155,694)	$—	$—
BNP Paribas	839	—	—	839
Goldman Sachs	132,739	(132,739)	—	—
Standard Chartered Bank	406	—	—	406
Merrill Lynch International	602	(31)	—	571

Total	$290,280	$(288,464)	$—	$1,816

Counterparty	Gross Amount of Derivative Liabilities Subject to Netting Arrangements Presented on the SAL (a)	Derivatives Available for Offset	Collateral Posted	Net Amount Due to Counterparty (not less than zero)
Bank of America	$566,458	$(155,694)	$—	$410,764
Citibank, NA	5,370	—	—	5,370
Goldman Sachs	264,664	(132,739)	—	131,925
Merrill Lynch International	31	(31)	—	—

Total	$836,523	$(288,464)	$—	$548,059

138	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2019

Managed Futures Strategy ETF

Counterparty	Gross Amount of Derivative Assets Subject to Netting Arrangements Presented on the CSAL (a)	Derivatives Available for Offset	Collateral Received	Net Amount Due from Counterparty (not less than zero)
Barclays Bank plc	$5,427	$(3,983)	$—	$1,444
BNP Paribas	4,585	(4,585)	—	—
Citibank, NA	67,458	(67,458)	—	—
Goldman Sachs International	4,544	(4,544)	—	—
HSBC Bank, NA	5,139	—	—	5,139
Merrill Lynch International	69,707	(52,334)	—	17,373
State Street Corp.	9,176	—	—	9,176

Total	$166,036	$(132,904)	$—	$33,132

Counterparty	Gross Amount of Derivative Liabilities Subject to Netting Arrangements Presented on the CSAL (a)	Derivatives Available for Offset	Collateral Posted	Net Amount Due to Counterparty (not less than zero)
Barclays Bank plc	$3,983	$(3,983)	$—	$—
BNP Paribas	11,504	(4,585)	—	6,919
Citibank, NA	387,189	(67,458)	—	319,731
Goldman Sachs International	7,320	(4,544)	—	2,776
Merrill Lynch International	52,334	(52,334)	—	—
Standard Chartered Bank	707	—	—	707

Total	$463,037	$(132,904)	$—	$330,133

(a)	For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities subject to master netting arrangements on the CSAL/SAL.
(b)	Collateral received or posted is limited to the net derivative asset or net derivative liability amounts.

The following tables present the effect of derivatives on the CSOP/SOP for the year ended October 31, 2019, by primary underlying risk exposure:

Diversified Alternatives ETF

Amount of Realized Gain (Loss) on Derivatives Recognized on the CSOP
Derivative Contracts	Futures Contracts	Forward Foreign Currency Exchange Contracts	Swaps	Total
Commodity contracts	$(3,495,587)	$—	$—	$(3,495,587)
Equity contracts	(2,143,728)	—	33,487	(2,110,241)
Foreign exchange contracts	—	1,249,950	—	1,249,950
Interest rate contracts	5,413,883	—	—	5,413,883

Total	$(225,432)	$1,249,950	$33,487	$1,058,005

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the CSOP
Derivative Contracts	Futures Contracts	Forward Foreign Currency Exchange Contracts	Swaps	Total
Commodity contracts	$1,829,114	$—	$—	$1,829,114
Equity contracts	(1,446,438)	—	(994,350)	(2,440,788)
Foreign exchange contracts	—	(1,038,120)	—	(1,038,120)
Interest rate contracts	124,010	—	—	124,010

Total	$506,686	$(1,038,120)	$(994,350)	$(1,525,784)

OCTOBER 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	139

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2019 (continued)

Event Driven ETF

Amount of Realized Gain (Loss) on Derivatives Recognized on the SOP
Derivative Contracts	Futures Contracts	Forward Foreign Currency Exchange Contracts	Swaps	Total
Equity contracts	$26,981	$—	$(412,164)	$(385,183)
Foreign exchange contracts	—	107,494	—	107,494

Total	$26,981	$107,494	$(412,164)	$(277,689)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the SOP
Derivative Contracts	Futures Contracts	Forward Foreign Currency Exchange Contracts	Swaps	Total
Equity contracts	$(18,000)	$—	$539,918	$521,918
Foreign exchange contracts	—	(29,405)	—	(29,405)

Total	$(18,000)	$(29,405)	$539,918	$492,513

Long/Short ETF

Amount of Realized Gain (Loss) on Derivatives Recognized on the SOP
Derivative Contracts	Futures Contracts	Forward Foreign Currency Exchange Contracts	Swaps	Total
Equity contracts	$(188,908)	$—	$23,576	$(165,332)
Foreign exchange contracts	—	2,739	—	2,739

Total	$(188,908)	$2,739	$23,576	$(162,593)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the SOP
Derivative Contracts	Futures Contracts	Forward Foreign Currency Exchange Contracts	Swaps	Total
Equity contracts	$51,759	$—	$(1,577,840)	$(1,526,081)
Foreign exchange contracts	—	(7,808)	—	(7,808)

Total	$51,759	$(7,808)	$(1,577,840)	$(1,533,889)

Managed Futures Strategy ETF

Amount of Realized Gain (Loss) on Derivatives Recognized on the CSOP
Derivative Contracts	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Commodity contracts	$(1,879,846)	$—	$(1,879,846)
Equity contracts	(516,238)	—	(516,238)
Foreign exchange contracts	—	232,976	232,976
Interest rate contracts	4,251,029	—	4,251,029

Total	$1,854,945	$232,976	$2,087,921

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the CSOP
Derivative Contracts	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Commodity contracts	$1,065,925	$—	$1,065,925
Equity contracts	140,845	—	140,845
Foreign exchange contracts	—	(397,070)	(397,070)
Interest rate contracts	(323,259)	—	(323,259)

Total	$883,511	$(397,070)	$486,441

140	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2019

Derivatives Volume

The table below discloses the volume of the Funds’ futures contracts, forward foreign currency exchange contracts and basket swaps activities for the year ended October 31, 2019. Please refer to the tables in the Summary of Derivatives Information for derivative-related gains and losses associated with volume activity.

	Diversified Alternatives ETF	Event Driven ETF		Long/Short ETF	Managed Futures Strategy ETF
Futures Contracts — Equity:
Average Notional Balance Long	$3,526,077	$—		$1,798,748	$3,927,925
Average Notional Balance Short	28,442,159	310,392	(a)	1,672,576	4,255,794
Ending Notional Balance Long	5,299,100	—		3,328,126	7,476,567
Ending Notional Balance Short	17,961,584	—		343,357	1,201,749

Futures Contracts — Interest Rate:
Average Notional Balance Long	129,556,540	—		—	114,349,671
Average Notional Balance Short	48,962,758	—		—	33,500,193
Ending Notional Balance Long	71,939,362	—		—	98,916,874
Ending Notional Balance Short	7,701,520	—		—	7,509,811

Futures Contracts — Commodities:
Average Notional Balance Long	19,619,506	—		—	13,603,053
Average Notional Balance Short	24,143,655	—		—	17,886,282
Ending Notional Balance Long	14,994,640	—		—	16,936,323
Ending Notional Balance Short	17,323,661	—		—	20,491,012

Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased	36,867,685	250,660		211,721	13,504,491
Average Settlement Value Sold	56,336,228	2,351,036		528,520	19,939,639
Ending Settlement Value Purchased	22,411,450	225,882		217,602	14,765,029
Ending Settlement Value Sold	32,054,353	2,814,142		508,849	16,990,206

Total Return Basket Swaps:
Average Notional Balance Long	110,204,973	9,900,718		16,120,529	—
Average Notional Balance Short	77,118,451	2,683,229		24,062,987	—
Ending Notional Balance Long	73,759,550	7,970,697		19,176,685	—
Ending Notional Balance Short	47,791,276	1,784,923		27,420,132	—

(a)	For the period November 1, 2018 through November 30, 2018.

The Funds’ derivatives contracts held at October 31, 2019 are not accounted for as hedging instruments under GAAP.

D. Securities Lending — The Event Driven ETF and Long/Short ETF are authorized to engage in securities lending in order to generate additional income. Event Driven ETF and Long/Short ETF are able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for both of these funds, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in the IM Shares of JPMorgan U.S. Government Money Market Fund. The Funds retain loan fees and the interest on cash collateral investments but are required to pay the borrower a rebate for the use of cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Funds). Upon termination of a loan, the Funds are required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Funds or the borrower at any time.

The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the SOP as Income from securities lending (net). The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the SOP.

Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-US securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-US securities), subject to certain de minimis amounts.

The value of securities out on loan is recorded as an asset on the SAL. The value of the cash collateral received is recorded as a liability on the SAL and details of collateral investments are disclosed in the SOIs.

OCTOBER 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	141

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2019 (continued)

The Funds bear the risk of loss associated with the collateral investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Funds may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, the Funds may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability.

The following table presents for each lending fund, the value of the securities on loan with Citibank, net of amounts available for offset under the master netting arrangements and any related collateral received or posted by the Funds as of October 31, 2019.

	Investment Securities On Loan, at Value, Presented on the Statements of Assets and Liabilities	Cash Collateral Posted by Borrower*	Net Amount Due to Counterparty (not less than zero)
Event Driven ETF	$342,245	$(342,245)	$—
Long/Short ETF	142,631	(142,631)	—

*	Collateral posted reflects the value of securities on loan and does not include any additional amounts received from the borrower.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.

JPMIM voluntarily waived investment advisory fees charged to the Funds to reduce the impact of the cash collateral investment in the JPMorgan U.S. Government Money Market Fund from 0.16% to 0.06%. JPMIM waived fees associated with the Funds’ investment in JPMorgan U.S. Government Money Market Fund as follows:

Event Driven ETF	$140
Long/Short ETF	41

The above waiver is included in the determination of earnings on cash collateral investment and in the calculation of Citibank’s compensation and is included on the SOP as Income from securities lending (net).

E. Investment Transactions with Affiliates — The Funds invested in Underlying Funds which are advised by the Adviser. An issuer which is under common control with a Fund may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the table below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into the Underlying Funds. Reinvestment amounts are included in the purchase cost amounts in the tables below.

Diversified Alternatives ETF

For the year ended October 31, 2019
Security Description	Value at October 31, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at October 31, 2019	Shares at October 31, 2019	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class Institutional Shares, 1.88% (a) (b)	$—	$90,555,248	$71,650,000	$1,894	$3,843	$18,910,985	18,903,424	$357,973	$—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 1.64% (a) (b)	70,832,553	71,631,356	130,053,425	—	—	12,410,484	12,410,484	919,191	—

Total	$70,832,553	$162,186,604	$201,703,425	$1,894	$3,843	$31,321,469		$1,277,164	$—

142	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2019

Event Driven ETF

For the year ended October 31, 2019
Security Description	Value at October 31, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at October 31, 2019	Shares at October 31, 2019	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 1.94% (a) (b)	$—	$16,844,063	$13,417,585	$71	$343	$3,426,892	3,425,222	$39,688		$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.70% (a) (b)	—	4,423,655	4,065,705	—	—	357,950	357,950	4,258	*	—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares (a)	5,600,338	9,826,229	15,426,567	—	—	—	—	36,038		—

Total	$5,600,338	$31,093,947	$32,909,857	$71	$343	$3,784,842		$79,984		$—

Long/Short ETF

For the year ended October 31, 2019
Security Description	Value at October 31, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at October 31, 2019	Shares at October 31, 2019	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 1.94% (a) (b)	$—	$18,796,624	$10,663,770	$(96)	$812	$8,133,570	8,130,318	$76,097		$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.70% (a) (b)	—	1,151,168	1,007,564	—	—	143,604	143,604	1,239	*	—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares (a)	5,057,344	13,790,376	18,847,720	—	—	—	—	59,974		—

Total	$5,057,344	$33,738,168	$30,519,054	$(96)	$812	$8,277,174		$137,310		$—

Managed Futures Strategy ETF

For the year ended October 31, 2019
Security Description	Value at October 31, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at October 31, 2019	Shares at October 31, 2019	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 1.94% (a) (b)	$—	$55,350,558	$10,526,933	$277	$4,477	$44,828,379	44,810,456	$547,719	$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.70% (a) (b)	—	4,469,745	3,482,166	—	—	987,579	987,579	12,641	—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares (a)	42,503,224	5,827,447	48,330,671	—	—	—	—	428,346	—

Total	$42,503,224	$65,647,750	$62,339,770	$277	$4,477	$45,815,958		$988,706	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of October 31, 2019.
*	Amount is included on the SOP as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

F. Foreign Currency Translation — The books and records of the Funds are maintained in US dollars. Foreign currency amounts are translated into US dollars at the prevailing exchange rates of such currencies against the US dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

The Funds do not isolate the effect of changes in foreign exchange rates from changes in market prices of securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments on the CSOP/SOP.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the US dollar equivalent of the amounts actually received or paid. These reported

OCTOBER 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	143

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2019 (continued)

realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the CSOP/SOP. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at year end and are included in Change in net unrealized appreciation/ depreciation on foreign currency translations on the CSOP/SOP.

G. Offering and Organizational Costs — Total offering costs incurred in connection with the offering of shares of the Funds are amortized on a straight line basis over 12 months from the date the Funds commenced operations.

Costs paid in connection with the organization of the Funds, if any, were recorded as an expense at the time the Funds commenced operations and are included as offering costs on the CSOP/SOP. For the year ended October 31, 2019, total offering costs amortized were as follows:

Event Driven ETF	$1,133
Long/Short ETF	8,227
Managed Futures Strategy ETF	3,567

H. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method, which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, distributions of net investment income and realized capital gains from the Underlying Funds and ETFs, if any, and dividend expense on securities sold short, are recorded on the ex-dividend date or when a Fund first learns of the dividend.

To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

I. Allocation of Expenses — Expenses directly attributable to a Fund are charged directly to that Fund, while the expenses attributable to more than one fund of the Trust are allocated among the applicable funds.

J. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of October 31, 2019, no liability for Federal income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years, or since inception if shorter, remains subject to examination by the Internal Revenue Service.

For Federal income tax purposes, taxable income of each Fund and its Subsidiary are separately calculated. The Subsidiary is classified as a controlled foreign corporation under the Code and its taxable income, including net gains, is included as ordinary income in the calculation of each Fund’s taxable income. Net losses of the Subsidiary are not deductible by each Fund either in the current period or carried forward to future periods.

K. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest. When a capital gain tax is determined to apply, the Funds record an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

L. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid annually. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts:

	Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
Diversified Alternatives ETF	$(1,624,193)	$4,457,451	$(2,833,258)
Event Driven ETF	—	(287,595)	287,595
Long/Short ETF	(1,222,453)	1,235,197	(12,744)
Managed Futures Strategy ETF	(789,741)	2,671,933	(1,882,192)

The reclassifications for the Funds related primarily to investments in subsidiary, foreign currency gain/loss, investments in swaps contracts, net operating losses and non-taxable dividends.

144	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2019

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to Investment Advisory Agreements, the Adviser manages the investments of each Fund and Subsidiary and for such services is paid a fee. The investment advisory fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

Diversified Alternatives ETF	0.60%
Event Driven ETF	0.75%
Long/Short ETF	0.60%
Managed Futures Strategy ETF	0.50%

Each Subsidiary has entered into separate contracts with the Adviser and its affiliates to provide investment advisory and other services to the Subsidiary. The fee for services to the Subsidiary is accrued daily and paid monthly at an annual rate of 0.60% for the Diversified Alternatives ETF and 0.50% for the Managed Futures Strategy ETF of the Subsidiary’s average daily net assets. The Adviser has agreed to waive the advisory fee that it receives from the Fund in an amount equal to the advisory fee paid to the Adviser by the Subsidiary. This waiver will continue in effect so long as the Fund invests in the Subsidiary and may not be terminated without approval by the Fund’s Board.

The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in Note 3.D.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Funds and the Subsidiaries. In consideration of these services, effective January 1, 2019, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of each Fund’s respective average daily net assets. Prior to January 1, 2019, the Administrator received a fee accrued daily and paid monthly at an annual rate of 0.085% each Fund’s respective average daily net assets. In consideration for services rendered to each Subsidiary, the Administrator receives a fee accrued daily and paid monthly at an annualized rate of 0.10% of the average daily net assets of the Subsidiary.

The Administrator waived administration fees as outlined in Note 3.D.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Custodian, Accounting and Transfer Agent Fees — JPMCB provides portfolio custody, accounting and transfer agency services to the Funds. The amounts paid directly to JPMCB by the Funds for custody services are included in the Custodian, Accounting and Transfer Agent fees on the CSOP/SOP. Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the CSOP/SOP. With respect to the transfer agency services provided by JPMCB for each creation or redemption transaction, the Authorized Participant will generally be responsible for such associated expenses; during the year ended October 31, 2019, the Funds paid no transfer agency fees to JPMCB.

Additionally, Authorized Participants generally pay transaction fees associated with the creation and redemption of Fund shares. These fees are used to offset certain custodian charges incurred by the Fund for these transactions. For the year ended October 31, 2019, the amount of transaction fees paid by the Authorized Participants that were used to reimburse Custodian and Transfer Agent fees were as follows:

Diversified Alternatives ETF	$7,200
Event Driven ETF	400
Long/Short ETF	1,400

Such amounts are included in expense reimbursements from non-affiliates in the CSOP/SOP.

Restricted cash on the CSAL/SAL is cash received from Authorized Participants for the reimbursement of creation and/or redemption of Fund shares.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the CSOP/SOP.

D. Waivers and Reimbursements — The Adviser, Administrator and JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses, inclusive of each Subsidiary (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses), exceed the percentages of the Funds’ respective average daily net assets as shown in the below table:

Expense Cap
Diversified Alternatives ETF	0.85%
Event Driven ETF	0.85%
Long/Short ETF	0.69%
Managed Futures Strategy ETF	0.59%

OCTOBER 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	145

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2019 (continued)

The expense limitation agreements were in effect for the year ended October 31, 2019. For the year ended October 31, 2019, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows.

	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Total	Contractual Reimbursements
Diversified Alternatives ETF	$150,545	$100,363	$250,908	$—
Event Driven ETF	173,173	20,783	193,956	—
Long/Short ETF	136,295	18,806	155,101	43,881
Managed Futures Strategy ETF	175,219	42,929	218,148	—

None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

Additionally, the Funds may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The Adviser has contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective fees and expenses of the affiliated money market funds incurred by each Fund because of each Fund’s investment in such money market funds, except for investments of securities lending collateral.

The amounts of these waivers resulting from investments in these money market funds for the year ended October 31, 2019 were as follows:

Diversified Alternatives ETF	$126,535
Event Driven ETF	6,952
Long/Short ETF	10,925
Managed Futures Strategy ETF	78,437

The Diversified Alternatives ETF and Managed Futures Strategy ETF invest in Subsidiaries and, as a result, bear a portion of the expenses incurred by these Subsidiaries. These expenses are reflected in the fees waived shown on the CSOP and are included in the ratios to average net assets shown in the Financial Highlights.

The amounts of these waivers resulting from investments in Subsidiaries for the year ended October 31, 2019 were as follows:

Diversified Alternatives ETF	$216,448
Managed Futures Strategy ETF	80,354

E. Distribution Services — The Distributor or its agent distributes Creation Units for each Fund on an agency basis. The Distributor does not maintain a secondary market in shares of each Fund. JPMDS receives no fees for their distribution services under the distribution agreement with the Trust (the “Distribution Agreement”). Although the Trust does not pay any fees under the Distribution Agreement, JPMIM pays JPMDS for certain distribution related services.

F. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board has designated and appointed a Chief Compliance Officer to the Funds pursuant to Rule 38a-1 under the 1940 Act. Each Fund, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the CSOP/SOP.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

G. Management Fee — Effective November 1, 2019, the Investment Advisory Agreement, Administration Agreement and Expense Limitation Agreement for each Fund was replaced by a Management Agreement. Under the Management Agreement, JPMIM is responsible for substantially all expenses of each Fund (including expenses of the Trust relating to each Fund and any Subsidiary expenses), except for the management fees, payments under a Fund’s 12b-1 plan (if any), interest expenses, dividend and interest expenses related to short sales, taxes, acquired fund fees and expenses (other than fees for funds advised by the adviser and/or its affiliates), costs of holding shareholder meetings, the costs of any securities lending program, and litigation and potential litigation and other extraordinary expenses not incurred in the ordinary course of each Fund’s business. Additionally, each Fund shall be responsible for its non-operating expenses, including brokerage commissions and fees and expense associated with a Fund’s securities lending program, if applicable. For the avoidance of doubt, the Adviser’s payment of such expenses may be accomplished through a Fund’s payment of such expenses and a corresponding reduction in the fee payable to the Adviser, provided, however, that if the amount of expenses paid by a Fund exceeds the fee payable to the Adviser, the Adviser will reimburse that Fund for such amount. The management fee is accrued daily and paid no more frequently than monthly based on each Fund’s respective average daily net assets at following rate:

Diversified Alternatives ETF	0.85%
Event Driven ETF	0.85%
Long/Short ETF	0.69%
Managed Futures Strategy ETF	0.59%

146	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2019

4. Investment Transactions

During the year ended October 31, 2019, purchases and sales of investments (excluding short-term investments) were as follows:

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Diversified Alternatives ETF	$132,829,941	$201,973,611
Event Driven ETF	43,049,315	38,458,462
Long/Short ETF	20,142,198	17,894,834
Managed Futures Strategy ETF	—	—

During the year ended October 31, 2019, there were no purchases or sales of US Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investment securities, including each Subsidiary, held at October 31, 2019 were as follows:

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Diversified Alternatives ETF	$90,087,066	$6,642,108	$8,850,679	$(2,208,571)
Event Driven ETF	30,139,861	1,389,377	1,003,788	385,589
Long/Short ETF	27,088,841	2,262,831	1,440,448	822,383
Managed Futures Strategy ETF	49,882,774	490,052	2,809,169	(2,319,117)

For the Funds, the difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to mark to market of futures contracts, mark to market of forward foreign currency contracts, investments in swap contracts, wash sale loss deferrals and investments in subsidiaries.

The Federal income tax unrealized appreciation (depreciation) in value of investment securities includes unrealized depreciation of the Diversified Alternatives ETF’s investment in its Subsidiary of $(4,432,885) and Managed Futures Strategy ETF’s investment in its Subsidiary of $(2,191,824), when if realized is not deductible for income tax purposes.

The tax character of distributions paid during the year ended October 31, 2019 was as follows:

	Ordinary Income*	Total Distributions Paid
Event Driven ETF	$871,185	$871,185
Managed Futures Strategy ETF	353,288	353,288

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

The tax character of distributions paid during the year ended October 31, 2018 was as follows:

	Ordinary Income*	Total Distributions Paid
Diversified Alternatives ETF	$868	$868
Event Driven ETF	13,930	13,930
Managed Futures Strategy ETF	14,260	14,260

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

As of October 31, 2019, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows:

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Diversified Alternatives ETF	$4,323,948	$(5,029,624)	$1,968,224
Event Driven ETF	464,396	(219,195)	385,506
Long/Short ETF	—	(1,979,795)	803,817
Managed Futures Strategy ETF	2,944,962	(430,324)	(417,543)

OCTOBER 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	147

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2019 (continued)

For the Funds, the cumulative timing differences primarily consist of wash sale loss deferrals, mark to market of forward foreign currency contracts, mark to market of futures contracts, straddle loss deferrals and investments in swap contracts.

During the year ended October 31, 2019, the Diversified Alternatives Fund CS Ltd. and Managed Futures Fund CS Ltd. had approximately $1,579,996 and $789,486 of losses for tax purposes. The Subsidiaries’ loss for the current year are not available to offset their future taxable income.

As of October 31, 2019, the Funds had the following net capital loss carryforwards:

	Capital Loss Carryforward
	Short-Term	Long-Term
Diversified Alternatives ETF	$5,006,942	$22,682
Event Driven ETF	—	219,195
Long/Short ETF	1,671,917	307,878
Managed Futures Strategy ETF	430,324	—

During the year ended October 31, 2019, the following Funds utilized capital loss carryforwards as follows:

	Capital Loss Utilized
	Short-Term	Long-Term
Diversified Alternatives ETF	$—	$597,607
Managed Futures Strategy ETF	264,845	873,417

6. Capital Share Transactions

The Trust issues and redeems shares of the Funds only in Creation Units through the Distributor at NAV. Capital shares transactions detail can be found in the Statements of Changes in Net Assets.

Shares of the Funds may only be purchased or redeemed by Authorized Participants. Such Authorized Participants may from time to time hold, of record or beneficially, a substantial percentage of the Funds’ shares outstanding and act as executing or clearing broker for investment transactions on behalf of the Funds. An Authorized Participant is either (1) a “Participating Party” or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation (“NSCC”); or (2) a DTC Participant; which, in either case, must have executed an agreement with the Distributor.

Creation Units of a Fund may be created in advance of receipt by the Trust of all or a portion of the applicable basket of equity securities and other instruments (“Deposit Instruments”) and cash as described in the Funds’ registration statement. In these instances, the initial Deposit Instruments and cash must be deposited in an amount equal to the sum of the cash amount. A transaction fee may be imposed to offset transfer and other transaction costs associated with the purchase or redemption of Creation Units.

Authorized Participants transacting in Creation Units for cash may also pay a variable fee to compensate the relevant fund for market impact expenses relating to investing in portfolio securities. Such variable fees, if any, are included in “Proceeds from shares issued” in the Statements of Changes in Net Assets.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.

As of October 31, 2019, the Adviser owns shares representing more than 10% of net assets of the following Funds:

% of Ownership
Diversified Alternatives ETF	16%
Event Driven ETF	86
Long/Short ETF	77
Managed Futures Strategy ETF	87

Significant shareholder transactions by the Adviser may impact the Funds’ performance.

By investing in each Subsidiary, the Diversified Alternatives ETF and Managed Futures Strategy ETF are indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund.

The Funds will employ various alternative investment strategies that involve the use of complicated investment techniques. There is no guarantee that these strategies will succeed and their use may subject the Funds to greater volatility and loss.

148	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2019

Derivatives, including swap agreements, commodity options, forwards, futures and options on futures, may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Funds’ original investment. Many derivatives create leverage thereby causing a Fund to be more volatile than it would be if it had not used derivatives. Derivatives also expose the Funds to counterparty risk and to the credit risk of the derivative counterparty. The possible lack of a liquid secondary market for derivatives and the resulting ability of the Funds to sell or otherwise close a derivatives position could expose the Funds to losses.

The Funds are also subject to counterparty credit risk, which is the risk that a counterparty fails to perform on agreements with a Fund such as swap and option contracts, credit linked notes, exchange-traded notes and forward foreign currency exchange contracts.

Disruptions to creations and redemptions, the existence of significant market volatility or potential lack of an active trading market for the Shares (including through a trading halt), as well as other factors, may result in Shares trading significantly above (at a premium) or below (at a discount) to the NAV or to the intraday value of the Fund’s holdings. During such periods, investors may incur significant losses if shares are sold.

Since the Managed Futures Strategy ETF is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased investment in fewer issuers may result in the Fund’s shares being more sensitive to economic results of those issuing the securities.

The London InterBank Offered Rate (“LIBOR”) is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. The regulatory authority that oversees financial services firms and financial markets in the U.K. has announced that, after the end of 2021, it would no longer persuade or compel contributing banks to make rate submissions for purposes of determining the LIBOR rate. As a result, it is possible that commencing in 2022, LIBOR may no longer be available or no longer deemed an appropriate reference rate upon which to determine the interest rate on or impacting certain loans, notes, derivatives and other instruments or investments comprising some or all of a Fund’s portfolio. In light of this eventuality, public and private sector industry initiatives are currently underway to identify new or alternative reference rates to be used in place of LIBOR. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain investments of a Fund and result in costs incurred in connection with closing out positions and entering into new trades. These risks may also apply with respect to changes in connection with other interbank offering rates (e.g., Euribor) and a wide range of other index levels, rates and values that are treated as “benchmarks” and are the subject of recent regulatory reform.

OCTOBER 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	149

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of J.P. Morgan Exchange-Traded Fund Trust and Shareholders of each of the four funds listed in the table below

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of each of the funds listed in the table below (four of the funds constituting J.P. Morgan Exchange-Traded Fund Trust, hereafter collectively referred to as the “Funds”) as of October 31, 2019, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2019, the results of each of their operations and the changes in each of their net assets for the periods indicated in the table below, and each of the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

JPMorgan Diversified Alternatives ETF (1)	JPMorgan Event Driven ETF (2)	JPMorgan Long/Short ETF (3)
JPMorgan Managed Futures Strategy ETF (4)

(1)	Statement of operations for the year ended October 31, 2019 and statement of changes in net assets for the years ended October 31, 2019 and 2018
(2)

Statement of operations for the year ended October 31, 2019, and statement of changes in net assets for the year ended October 31, 2019 and the period November 29, 2017 (commencement of operations) through October 31, 2018

(3)

Statement of operations for the year ended October 31, 2019, and statement of changes in net assets for the year ended October 31, 2019 and the period January 23, 2018 (commencement of operations) through October 31, 2018

(4)

Statement of operations for the year ended October 31, 2019, and statement of changes in net assets for the year ended October 31, 2019 and the period December 5, 2017 (commencement of operations) through October 31, 2018

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

New York, New York

December 20, 2019

We have served as the auditor of one or more investment companies in the JPMorgan Funds complex since 1993.

150	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2019

TRUSTEES

(Unaudited)

The Funds’ Statements of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-844-457-6383 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth; Positions With the Funds since)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (1)	Other Directorships Held During the Past 5 Years
Independent Trustees

Gary L. French (1951); Trustee of the Trust since 2014	Real Estate Investor (2011–present); Consultant to the Mutual Fund Industry (2011-present); Senior Consultant for The Regulatory Fundamentals Group LLC (2011–2017); Senior Vice President–Fund Administration, State Street Corporation (2002–2010).	35	Independent Trustee, The China Fund, Inc. (2013-2019); Exchange Traded Concepts Trust II (2012-2014); Exchange Traded Concepts Trust I (2011-2014).

Robert J. Grassi (1957); Trustee of the Trust since 2014	Sole Proprietor, Academy Hills Advisors LLC (2012-present); Pension Director, Corning Incorporated (2002-2012).	35	None.

Thomas P. Lemke (1954); Trustee of the Trust since 2014	Retired; Executive Vice President and General Counsel, Legg Mason (2005-2013).	35

SEI family of funds (Independent Trustee of Advisors’ Inner Circle Fund

III (20 portfolios) (from February 2014 to present); Independent Trustee of Winton Diversified Opportunities Fund (from December 2014 to 2018); Independent Trustee of Gallery Trust (from August 2015 to present); Independent Trustee of Schroder Series Trust (from 2017 to present) Independent Trustee of Schroder Global Series Trust (from February 2017 to present); Independent Trustee of O’Connor EQUUS (May 2014-April 2016), Independent Trustee of Winton Series Trust (December 2014-March 2017); Independent Trustee of AXA Premier VIP Trust (2014-June 2017); Independent Director of The Victory Funds (or their predecessor funds) (35 portfolios) (2014-March 2015); Symmetry Panoramic Trust (16 portfolios) (2018-present).

Lawrence R. Maffia (1950); Trustee of the Trust since 2014	Retired; Director and President, ICI Mutual Insurance Company (2006-2013).	35	Director, ICI Mutual Insurance Company (1999-2013).

Emily A. Youssouf (1951); Trustee of the Trust since 2014	Clinical Professor, NYU Schack Institute of Real Estate (2009-present); Board Member (2005-present), Chair of Capital Committee (2006-2016), Chair of Audit Committee (2005-present), and Chair of IT Committee (2016-present), NYC Health and Hospitals Corporation; Board Member and Member of the Audit Committee and Related Parties Committee (2013-2018) and Member of the Risk Management Committee (2017-2018), PennyMac Financial Services, Inc.	35

Trustee, NYC School Construction

Authority (2009-present); Board

Member, NYS Job Development

Authority (2008-present); Trustee

(2015-present) and Chair of the Audit and Finance Committee (2015-present) of the Transit Center Foundation; Vice Chair (2011-2013) and Board Member (2013-2014) of New York City Housing Authority.

Interested Trustee

Robert Deutsch (2) (1957); Chairman and Trustee of the Trust since 2014	Retired; Head of the Global ETF Business for JPMorgan Asset Management (2013-2017); Head of the Global Liquidity Business for JPMorgan Asset Management (2003-2013).	35	Board of Directors of the JUST Capital Foundation (2017–present).

(1)

A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. Thirty three series of the Trust have commenced operations.

(2)	Mr. Deutsch is an interested trustee because he was an employee of the Adviser until August 2017.

The contact address for each of the Trustees is 277 Park Avenue, New York, NY 10172.

OCTOBER 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	151

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trusts (Since)	Principal Occupations During Past 5 Years

Joanna Gallegos (1975), President and Principal Executive Officer (2017)	Managing Director, Head of J.P. Morgan Asset Management’s U.S. Exchange Traded Funds business. Previously, Head of J.P. Morgan Asset Management’s ETF Product Development team from August 2013 to July 2017.

Lauren A. Paino (1973), Treasurer and Principal Financial Officer (2016)*	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2013.

Brian S. Shlissel (1964), Vice President (2016)	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) (from 2014 to present); Managing Director and Head of Mutual Fund Services, Allianz Global Investors; President and Chief Executive Officer, Allianz Global Investors Mutual Funds and PIMCO Closed-End Funds (from 1999 to 2014).

Paul Shield (1960), Vice President and Assistant Treasurer (2016)	Managing Director and head of Business Management for JPMorgan Asset Management’s Exchange Traded Fund platform since 2013.

Elizabeth A. Davin (1964), Secretary (2018)**	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Davin has been with JPMorgan Chase (formerly Bank One Corporation) since 2004.

Stephen M. Ungerman (1953), Chief Compliance Officer (2014)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Jessica K. Ditullio (1962), Assistant Secretary (2014)**	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Ditullio has been with JPMorgan Chase (formerly Bank One Corporation) since 1990.

Anthony Geron (1971), Assistant Secretary (2019)*

Vice President and Assistant General Counsel, JPMorgan Chase since September 2018; Lead Director and

Counsel, AXA Equitable Life Insurance Company from 2015 to 2018 and Senior Director and Counsel, AXA

Equitable Life Insurance Company from 2014 to 2015; Associate, Willkie Farr & Gallagher (law firm) from

2007 to 2014.

Carmine Lekstutis (1980), Assistant Secretary (2014)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2011 to February 2015.

Keri E. Riemer (1976), Assistant Secretary (2019)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2019; Counsel, Seward & Kissel LLP (2016-2019); Associate, Seward & Kissel LLP (2011-2016).

Gregory S. Samuels (1980), Assistant Secretary (2014)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2010.

Zachary E. Vonnegut-Gabovitch (1986), Assistant Secretary (2017)*	Vice President and Assistant General Counsel, JPMorgan Chase since September 2016; Associate, Morgan Lewis & Bockius (law firm) from 2012 to 2016.

Frederick J. Cavaliere (1978), Assistant Treasurer (2015)*	Executive Director, J.P. Morgan Investment Management Inc. since February 2016; formerly, Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since September 2010 to February 2016. Mr. Cavaliere has been with JPMorgan since May 2006.

Timothy J. Clemens (1975), Assistant Treasurer (2019)*	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2016; Vice President, JPMorgan Funds Management, Inc. from October 2013 to January 2016.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2014)	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since May 2014; formerly Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) from 2012 to May 2014.

Shannon Gaines (1977), Assistant Treasurer (2019)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since January 2014.

Jason Ronca (1978), Assistant Treasurer (2014)***	Executive Director, Assistant Treasurer and ETF Platform Manager for J.P. Morgan Asset Management since February 2017; formerly Vice President, Assistant Treasurer and ETF Platform Manager for J.P. Morgan Asset Management from May 2014 to February 2017. ETF Product Manager for Corporate Investment Bank responsible for setting the strategy and control agenda for the ETF servicing business from 2010 to May 2014; Prior to 2010, a Vice President in Fund Accounting within J.P. Morgan Investor Services, supporting a series of U.S. registered mutual funds.

The contact address for each of the officers, unless otherwise noted, is 277 Park Avenue, New York, NY 10172.

*	The contact address for the officer is 4 New York Plaza, New York, NY 10004.
**	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.
***	The contact address for the officer is 50 Rowes Wharf, Floor 3, Boston, MA 02110.

152	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2019

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including brokerage commissions on your purchase and sales of Fund shares and (2) ongoing costs, including investment advisory fees, administration fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other funds. The examples assume that you had a $1,000 investment at the beginning of the reporting period, May 1, 2019 and continued to hold your shares at the end of the reporting period, October 31, 2019.

Actual Expenses

For each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The examples also assume all dividends and distributions have been reinvested. The examples do not take into account brokerage commissions that you pay when purchasing or selling shares of a Fund.

	Beginning Account Value May 1, 2019	Ending Account Value October 31, 2019	Annualized Expense Ratio (1)	Expenses Paid During the Period
JPMorgan Diversified Alternatives ETF
Actual	$1,000.00	$999.60	0.78%	$3.93
Hypothetical	1,000.00	1,021.27	0.78	3.97

JPMorgan Event Driven ETF
Actual	$1,000.00	$977.10	0.83%	$4.14
Hypothetical	1,000.00	1,021.02	0.83	4.23

JPMorgan Long/Short ETF
Actual	$1,000.00	$1,013.40	0.66%	$3.35
Hypothetical	1,000.00	1,021.88	0.66	3.36

JPMorgan Managed Futures Strategy ETF
Actual	$1,000.00	$1,040.60	0.48%	$2.47
Hypothetical	1,000.00	1,022.79	0.48	2.45

(1)	Expenses are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the actual period).

OCTOBER 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	153

SPECIAL SHAREHOLDER MEETING RESULTS

(Unaudited)

J.P. Morgan Exchange-Traded Trust (the “Trust”) held a special meeting of shareholders on August 22, 2019, for the purpose of considering and voting upon the approval of a new Management Agreement with J.P. Morgan Investment Management Inc. which will implement a unitary fee structure for each of the Funds covered by this report.

The new Management Agreement was approved by shareholders of the Funds.

The results of the voting for the Funds were as follows:

	Voting Results
Fund	For	Against	Abstain
Diversified Alternatives ETF	101,909,354	90,108	450,757
Event Driven ETF	24,880,425	—	—
Long/Short ETF	22,338,067	—	—
Managed Futures Strategy ETF	45,651,916	24,837	—

154	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2019

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended October 31, 2019. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2019. The information necessary to complete your income tax returns for the calendar year ending December 31, 2019 will be provided under separate cover.

Dividends Received Deduction (DRD)

The Fund listed below had the following percentage, or maximum allowable percentage, of ordinary income distributions eligible for the dividends received deduction for corporate shareholders for the fiscal year ended October 31, 2019:

Dividends Received Deduction
Event Driven ETF	22.23%

Qualified Dividend Income (QDI)

The Fund listed below had the following amount, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended October 31, 2019:

Qualified Dividend Income
Event Driven ETF	$277,896

OCTOBER 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	155

BOARD APPROVAL OF MANAGEMENT AGREEMENT

(Unaudited)

JPMorgan Diversified Alternatives ETF, JPMorgan Event Driven ETF, JPMorgan Long/Short ETF, JPMorgan Managed Futures Strategy ETF

The Board meets regularly throughout the year and considers factors that are relevant to its consideration of investment advisory agreements at each meeting. The Board also meets for the specific purpose of considering approvals of amendments to and new investment advisory agreements for the Funds. At the June 11-12, 2019 quarterly Board meeting, the Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust, Adviser or any of its affiliates (“Independent Trustees”), approved a new Management Agreement (the “New Management Agreement”) on behalf of each Fund. The Board also recommended that the Fund’s shareholders approve the New Management Agreement. Such approval was recently obtained, and the agreement went into effect November 1, 2019.

As part of their review of the New Management Agreement, the Trustees considered and reviewed information received from the Adviser about the proposed changes to the previously existing advisory agreements to convert them to a “unitary fee” structure. They also considered information received in connection with the December 2018 board meeting when the Trustees last approved the Investment Advisory Agreement for certain Funds. This included comprehensive information concerning the nature and quality of services provided by the Adviser, “fall-out” benefits received by the Adviser, and information on profitability and performance of the Funds. The Board noted that the possibility of proposing a unitary fee had been raised by the Adviser at an earlier meeting, and that prior to the June 11-12, 2019 meeting, the Adviser and the Board had several discussions about unitary fees generally, industry practice, the potential impact on the Funds, and related matters. Before voting on the New Management Agreement, the Trustees reviewed the agreement with representatives of the Adviser, counsel to the Trust and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the New Management Agreement. The Trustees also discussed the New Management Agreement in executive sessions with independent legal counsel at which no representatives of the Adviser were present. A summary of the material factors evaluated by the Trustees in determining whether to approve New Management Agreement is provided below.

The Trustees considered information provided with respect to the Funds over the course of the year, as well as the materials furnished specifically in connection with this approval process. Each Trustee attributed his or her own evaluation of the significance of the various factors and no factor alone was considered determinative. The Trustees determined that the proposed compensation to be received by the Adviser from each Fund under the New Management Agreement was fair and reasonable and that the approval of the New Management Agreement was in the best interests of each Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

In connection with the approval of the New Management Agreement on behalf of each Fund, the Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under its then-existing separate Investment Advisory and Administration Agreements, as well as the services that will be provided under the New Management Agreement. They also considered management’s representation that the services provided to the Funds will not change as a result of the transition to the unitary fee structure. The Trustees also took into account information furnished throughout the year at Trustee meetings, including consideration of the background and experience of the Adviser’s senior management and the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund. The Trustees also considered each Fund’s investment strategy, and the infrastructure supporting the portfolio management teams. In addition, the Trustees considered information about the structure and distribution strategies of the Funds, how they fit within the Trust’s fund offerings, and how each Fund is positioned against peer funds, as identified by management and/or Broadridge Investor Communication Solutions Inc. (“Broadridge”), an independent provider of investment company data. The Trustees reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes.

The Trustees also considered their knowledge of the nature and quality of services provided by the Adviser and its affiliates gained from their experience as Trustees of the Trust and in the financial industry in general. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to continue to provide high quality service to the Funds, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to requests for additional information, questions or concerns raised by them.

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of services provided to each Fund by the Adviser.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of their relationships with the Funds, particularly those benefits potentially impacted by the implementation of the unitary fee structure. The Trustees also

156	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2019

considered the benefits the Adviser receives as the result of JPMorgan Chase Bank, N.A.’s (“JPMCB”) roles as custodian, fund accountant and transfer agent for the Funds.

The Trustees also considered that adopting the New Management Agreement would benefit the Adviser by bringing the Funds in line with industry practice, which could potentially improve their marketability and ultimately increase the Adviser’s assets under management.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

While information concerning the actual profitability to the Adviser and its affiliates with respect to the New Management Agreement was not available (because the New Management Agreement was not yet in effect), the Trustees received and considered information regarding the profitability to the Adviser in providing services to each Fund when renewing the then-existing Investment Advisory Agreement for each applicable Fund. In conjunction with the consideration of the New Management Agreement, the Trustees also considered that the Adviser’s profitability was not expected to increase in the near term as a result of the transition to the unitary fee structure. The Trustees reviewed and discussed the profitability information. The Trustees recognized that this information is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using allocation methodologies developed by the Adviser. The Trustees also recognized that it is difficult to make direct comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based upon their review, the Trustees concluded that the profitability to the Adviser under the then-existing Investment Advisory Agreement was not unreasonable in light of the services and benefits provided to each Fund.

The Trustees also considered the fees that the Adviser earned from the Funds for providing administrative services. The Trustees also considered the fees paid to JPMCB, also an affiliate of the Adviser, for custody, transfer agency and other related services for each Fund. It was noted that under the new fee structure, the Adviser will be responsible for providing the administrative services under the Management Agreement and for paying JPMCB for the services that it provides.

The Trustees also considered the fact that because each Fund’s total expense ratio would decrease, or stay the same, the Adviser’s profitability was not expected to increase in the near term as a result of the transition to the unitary fee structure under the New Management Agreement. They also noted, however, that if Fund assets increase, Fund fees will not necessarily decrease even if the Fund and the Adviser achieve economies of scale. In this regard, the Trustees noted that after the New Management Agreement’s initial two-year term, the Trustees would have the opportunity to review the fee each year as part of the annual contract review process.

Based on these considerations and other factors, the Trustees concluded that the projected profitability to the Adviser under the New Management Agreement would not be unreasonable in light of the anticipated services and benefits provided to each Fund under the new fee structure.

Economies of Scale

In connection with its review of the then-existing Investment Advisory Agreement, the Board discussed potential economies of scale or other efficiencies that may result from increases in the Funds’ asset levels. The Trustees noted that the management fees and other expenses paid by the Funds under the New Management Agreement would be the same as or less than the amounts the Funds would have paid under the prior structure, which involved the then-existing Investment Advisory and Administration Agreements operating in conjunction with a terminable expense limitation agreement. The Trustees further considered that shareholders would benefit because expenses would be limited even when Funds are new or if assets decreased. The Trustees also considered the fact that increases in assets would not lead to fee decreases even if economies of scale were achieved, but that they will have the opportunity to further review the appropriateness of the fee payable to the Adviser under the New Management Agreement in the future. In this regard, the Trustees noted that after the New Management Agreement’s initial two-year term, the Trustees would have the opportunity to review the fee each year as part of the annual contract renewal process.

Investment Performance

The Trustees considered each Fund’s investment strategy and process, portfolio management team and competitive positioning against identified peer funds and benchmark indexes. Performance for each Fund was considered by the Board in approving the continuation of the Funds’ Investment Advisory Agreement in December 2018 and is also reviewed by the Trustees at regular Board Meetings. After considering such information, the Trustees concluded that the prospects for competitive future performance were acceptable.

Management Fees and Expense Ratios

The Trustees considered the contractual unitary management fee rate that will be paid by each Fund to the Adviser and compared that rate to the information prepared by Broadridge concerning management fee rates paid by other funds in the

OCTOBER 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	157

BOARD APPROVAL OF MANAGEMENT AGREEMENT

(Unaudited) (continued)

same Broadridge category as each Fund. The Trustees also considered additional fund comparisons proposed by the Adviser. The Trustees also considered information comparing the management fee for the Fund to the expense ratios of mutual funds with similar investment objectives or in similar asset classes managed by the Adviser.

The Trustees noted that each Fund’s estimated unitary management fees were in line with fees for identified peer funds. After considering the factors identified above, the Trustees concluded that the proposed management fees were reasonable.

Based on the foregoing, the Board, including all of the Independent Trustees, unanimously: (a) concluded that the terms of the New Management Agreement are fair and reasonable; (b) concluded that the proposed fees were reasonable in light of the services that the Adviser will provide to each Fund; and (c) approved the New Management Agreement.

158	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2019

J.P. Morgan Exchange-Traded Funds are distributed by JPMorgan Distribution Services, Inc., an indirect, wholly-owned subsidiary of JPMorgan Chase & Co.

Contact J.P. Morgan Exchange-Traded Funds at 1-844-457-6383 (844-4JPM ETF) for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risks as well as charges and expenses of the fund before investing. The prospectus contains this and other information about the fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-PORT. Prior to March 31, 2019, each Fund filed a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Form N-PORT and Form N-Q are available on the SEC’s website at http://www.sec.gov. Each Fund’s quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-844-457-6383 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.

© JPMorgan Chase & Co., 2019. All rights reserved. October 2019.	AN-DAETF-1019

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 13(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the code of ethics or waivers granted with respect to the code of ethics in the period covered by the report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i)	Has at least one audit committee financial expert serving on its audit committee; or

(ii)	Does not have an audit committee financial expert serving on its audit committee.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Securities and Exchange Commission has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i)	Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii)	Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

The audit committee financial experts are Gary L. French, Robert J. Grassi, Thomas P. Lemke, Lawrence R. Maffia and EmilyA. Youssouf, each of which is not an “interested person” of the Registrant and is also “independent” as defined by the U.S. Securities and Exchange Commission for purposes of audit committee financial expert determinations.

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

AUDIT FEES

2019 – $722,000

2018 – $732,999

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

AUDIT-RELATED FEES

2019 – $146,800

2018 – $142,410

Audit-related fees consist of security count procedures performed as required under Rule 17f-2 of the Investment Company Act of 1940 during the Registrant’s fiscal year.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

TAX FEES

2019 – $278,620

2018 – $267,970

The tax fees consist of fees billed in connection with preparing the federal regulated investment company income tax returns for the Registrant for the tax years ended October 31, 2019 and 2018, respectively.

For the last fiscal year, no tax fees were required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

ALL OTHER FEES

2019 – $0

2018 – $0

(e)(1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to the Registrant’s Audit Committee Charter and written policies and procedures for the pre-approval of audit and non-audit services (the “Pre-approval Policy”), the Audit Committee pre-approves all audit and non-audit services performed by the Registrant’s independent public registered accounting firm for the Registrant. In addition, the Audit Committee pre-approves the auditor’s engagement for non-audit services with the Registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any Service Affiliate in accordance with paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if the engagement relates directly to the operations and financial reporting of the Registrant. Proposed services may be pre-approved either 1) without consideration of specific case-by- case services or 2) require the specific pre-approval of the Audit Committee. Therefore, initially the Pre-approval Policy listed a number of audit and non-audit services that have been approved by the Audit Committee, or which were not subject to pre- approval under the transition provisions of Sarbanes-Oxley Act of 2002 (the “Pre-approval List”). The Audit Committee annually reviews and pre-approves the services included on the Pre-approval List that may be provided by the independent public registered accounting firm without obtaining additional specific pre-approval of individual services from the Audit Committee. The Audit Committee adds to, or subtracts from, the list of general pre-approved services from time to time, based on subsequent determinations. All other audit and non-audit services not on the Pre-approval List must be specifically pre-approved by the Audit Committee.

One or more members of the Audit Committee may be appointed as the Committee’s delegate for the purposes of considering whether to approve such services. Any pre-approvals granted by the delegate will be reported, for informational purposes only, to the Audit Committee at its next scheduled meeting. The Audit Committee’s responsibilities to pre-approve services performed by the independent public registered accounting firm are not delegated to management.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

2019 – 0.0%

2018 – 0.0%

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Not applicable.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees billed by the independent registered public accounting firm for services rendered to the Registrant, and rendered to Service Affiliates, for the last two calendar year ends were:

2019 – $32.2 million

2018 – $32.9 million

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee has considered whether the provision of the non-audit services that were rendered to Service Affiliates that were not pre-approved (not requiring pre-approval) is compatible with maintaining the independent public registered accounting firm’s independence. All services provided by the independent public registered accounting firm to the Registrant or to Service Affiliates that were required to be pre-approved were pre-approved as required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

The registrant has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The members of the Audit Committee are Gary L. French, Robert J. Grassi, Thomas P. Lemke, Lawrence R. Maffia and Emily A. Youssouf.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b))

and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)	File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Code of Ethics applicable to its Principal Executive and Principal Financial Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 attached hereto.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

J.P. Morgan Exchange-Traded Fund Trust

By:	/s/ Joanna M. Gallegos
Joanna M. Gallegos
President and Principal Executive Officer
January 2, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Joanna M. Gallegos
Joanna M. Gallegos
President and Principal Executive Officer
January 2, 2020

By:	/s/ Lauren A. Paino
Lauren A. Paino
Treasurer and Principal Financial Officer
January 2, 2020